      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2018.

                                                            FILE NOS. 333-137942
                                                                       811-03240
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              Pre-Effective Amendment No.                   []



                             Post-Effective Amendment No. 25               [X]


                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940


                                 Amendment No. 250                         [X]


                        (CHECK APPROPRIATE BOX OR BOXES)

                                 ------------

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (Name of Depositor)


                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
             (Address of Depositor's Principal Offices) (Zip Code)


       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 831-3150


                               MARK MATTHES, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
      (Name and Address of Agent for Service for Depositor and Registrant)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on May 1, 2018 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life
Insurance Company under variable annuity contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A


                             CROSS REFERENCE SHEET


                              PART A -- PROSPECTUS



                                   ITEM NUMBER
                                   IN FORM N-4                                                       CAPTION
---------------------------------------------------------------------------------- ------------------------------------------
1.    Cover Page..................................................................  Cover Page
2.    Definitions.................................................................  Glossary of Terms
3.    Synopsis....................................................................  Fee Tables; Highlights
4.    Condensed Financial Information.............................................  Fee Tables; Selected Purchase Unit Data
5.    General Description of Registrant, Depositor and Portfolio Companies........  General Information; Fixed and Variable
                                                                                    Account Option(s)
6.    Deductions..................................................................  Fee Tables; Fees and Charges
7.    General Description of Variable Annuity Contracts...........................  Highlights; General Information; Purchase
                                                                                    Period; Transfers Between Investment
                                                                                    Options; Other Contract Features
8.    Annuity Period..............................................................  Payout Period
9.    Death Benefit...............................................................  Death Benefits
10.   Purchases and Contract Value................................................  Purchase Period; Surrender of Account
                                                                                    Value
11.   Redemptions.................................................................  Surrender of Account Value
12.   Taxes.......................................................................  Federal Taxes Matters
13.   Legal Proceedings...........................................................  Legal Proceedings
14.   Table of Contents of Statement of Additional Information....................  Table of Contents of
                                                                                    Statement of Additional Information



                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


                    ITEM NUMBER
                    IN FORM N-4                                      CAPTION
--------------------------------------------------- ----------------------------------------
15.   Cover Page...................................  Cover Page
16.   Table of Contents............................  Table of Contents
17.   General Information and History..............  General Information (P); Fixed and
                                                     Variable Account Option(s) (P)
18.   Services.....................................  General Information (P); Experts
19.   Purchase of Securities Being Offered.........  Purchase Period (P)
20.   Underwriters.................................  Distribution of Variable Annuity
                                                     Contracts; General Information (P)
21.   Calculation of Performance Data..............  Not Applicable
22.   Annuity Payments.............................  Payout Period (P); Purchase Unit Value;
                                                     Payout Payments
23.   Financial Statements.........................  General Information (P); Experts

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director

For Series 1.00 to 12.00                                            May 1, 2018


Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.


Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A ("Separate Account") are paid from our general account (and not the Separate Account). Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.


--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 1, 2018, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options
--------------------------------------------------------------------------------


VALIC Company I Funds               VALIC Company II Funds              Public Funds
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Bridgeway Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    Government Money Market II Fund     T. Rowe Price Retirement 2015 Fund
Dividend Value Fund                 High Yield Bond Fund                T. Rowe Price Retirement 2020 Fund
Dynamic Allocation Fund             International Opportunities Fund    T. Rowe Price Retirement 2025 Fund
Emerging Economies Fund             Large Cap Value Fund                T. Rowe Price Retirement 2030 Fund
Foreign Value Fund                  Mid Cap Growth Fund                 T. Rowe Price Retirement 2035 Fund
Global Real Estate Fund             Mid Cap Value Fund                  T. Rowe Price Retirement 2040 Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2045 Fund
Global Strategy Fund                Small Cap Growth Fund               T. Rowe Price Retirement 2050 Fund
Government Money Market I Fund      Small Cap Value Fund                T. Rowe Price Retirement 2055 Fund
Government Securities Fund          Socially Responsible Fund           T. Rowe Price Retirement 2060 Fund
Growth Fund                         Strategic Bond Fund                 Vanguard Lifestrategy Conservative Growth Fund
Growth & Income Fund                                                    Vanguard Lifestrategy Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Moderate Growth Fund
Inflation Protected Fund                                                Vanguard Long-Term Investment-Grade Fund
International Equities Index Fund                                       Vanguard Long-Term Treasury Fund
International Government Bond Fund                                      Vanguard Wellington Fund
International Growth Fund                                               Vanguard Windsor II Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

Table of Contents
--------------------------------------------------------------------------------


                                                                 Page
                                                                 ----

Glossary of Terms...............................................   3

Fee Tables......................................................   4

Highlights......................................................   7

General Information.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

Fixed and Variable Account Options..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

Purchase Period.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

Transfers Between Investment Options............................  18
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  18
   Communicating Transfer or Reallocation Instructions..........  19
   Effective Date of Transfer...................................  19
   Transfers During the Payout Period...........................  20

Fees and Charges................................................  20
   Account Maintenance Charge...................................  20
   Surrender Charge.............................................  20
       Amount of Surrender Charge...............................  20
       10% Free Withdrawal......................................  20
       Exceptions to Surrender Charge...........................  21
   Premium Tax Charge...........................................  21
   Separate Account Charges.....................................  21
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  21
       Separate Account Expense Reimbursements or Credits.......  22
   Market Value Adjustment ("MVA")..............................  22
   Other Charges................................................  23

Payout Period...................................................  23
   Fixed Payout.................................................  23
   Assumed Investment Rate......................................  23
   Variable Payout..............................................  23
   Combination Fixed and Variable Payout........................  24
   Partial Annuitization........................................  24
   Payout Date..................................................  24
   Payout Options...............................................  24
   Payout Information...........................................  25


                                                                 Page
                                                                 ----

Surrender of Account Value......................................  25
   When Surrenders Are Allowed..................................  25
   Surrender Process............................................  25
   Amount That May Be Surrendered...............................  26
   Surrender Restrictions.......................................  26
   Partial Surrenders...........................................  26
   Systematic Withdrawals.......................................  27
   Distributions Required by Federal Tax Law....................  27

Exchange Privilege..............................................  27

Death Benefits..................................................  27
   The Process..................................................  27
   Beneficiary Information......................................  27
   Special Information for Nonqualified Contracts...............  28
   During the Purchase Period...................................  28
   Death Benefit Before Age 70..................................  28
   Death Benefit On or After Age 70.............................  28
   Adjusted Purchase Payment Amount.............................  28
   During the Payout Period.....................................  29

Other Contract Features.........................................  29
   Changes That May Not Be Made.................................  29
   Change of Beneficiary........................................  29
   Contingent Owner.............................................  29
   Cancellation -- The "Free Look" Period.......................  29
   We Reserve Certain Rights....................................  30
   Relationship to Employer's Plan..............................  30

Voting Rights...................................................  30
   Who May Give Voting Instructions.............................  30
   Determination of Fund Shares Attributable to Your Account....  30
       During the Purchase Period...............................  30
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  30
   How Fund Shares Are Voted....................................  30

Federal Tax Matters.............................................  31
   Types of Plans...............................................  31
   Tax Consequences in General..................................  31

Legal Proceedings...............................................  33

Financial Statements............................................  34

Table of Contents of Statement of Additional Information........  34

Appendix A -- Selected Purchase Unit Data....................... A-1

Appendix B -- Living Benefits................................... B-1

Appendix C -- State Contract Variability........................ C-1

Glossary of Terms
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

Annuity Service Center -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Code -- the Internal Revenue Code of 1986, as amended.

Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

Guided Portfolio Advantage/SM/ /Guided Portfolio Services(R) ("GPA" and "GPS", respectively) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.

Living Benefit -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, IncomeLOCK(R) +8 (together, "IncomeLOCK Plus") and IncomeLOCK(R) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

Purchase Unit -- a unit of interest owned by you in your Variable Account
Option.

Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option -- investment options that correspond to Separate Account Divisions available under the Contracts.

Fee Tables
--------------------------------------------------------------------------------

 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses


Maximum Surrender Charge (1)                                        5.00%
--------------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                              $75
--------------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized) (2)  0-3.5%
--------------------------------------------------------------------------


 The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

 Separate Account Charges


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (3)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (4)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC Company I Funds (34 Funds) (5)                                                     1.00
--------------------------------------------------------------------------------------------------
   VALIC Company II Funds (15 Funds) (5)                                                    0.75
--------------------------------------------------------------------------------------------------
   Public Funds
--------------------------------------------------------------------------------------------------
       American Beacon Bridgeway Large Cap Growth Fund, Investor Shares                     1.00
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund, Investor Shares                                             1.00
--------------------------------------------------------------------------------------------------
       Ariel Fund, Investor Shares                                                          1.00
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, R5 Shares                             1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2015 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2020 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2025 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2030 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2035 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2040 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2045 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2050 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2055 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2060 Fund, Advisor Shares                                   1.00
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      1.25
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   1.25
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          1.25
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            1.00
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    1.00
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            1.25
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            1.25
--------------------------------------------------------------------------------------------------


 Optional IncomeLOCK Plus Fee


 If you elected this optional Living Benefit feature, the fee for IncomeLOCK Plus is calculated as a percentage of the Benefit Base.(6)



 Number of Covered Persons  Initial Annual Fee Rate Maximum Annual Fee Rate(7)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

--------------------------------------------------------------------------------


 Underlying Mutual Fund Expenses

 The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund's fees and expenses is contained in the prospectus for each Mutual Fund.


Total Annual Mutual Fund Operating Expenses                                               Minimum  Maximum
-----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                             0.12%(8) 1.40%(8)
-----------------------------------------------------------------------------------------------------------

--------
 Footnotes to the Fee Tables

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."


 (2) If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Payout Period. See Premium Tax Charge section and Appendix C -- State Contract Variability.

 (3) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (4) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (5) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (6) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "IncomeLOCK Plus in Appendix B."

 (7) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula to calculate the fee, see "Appendix B."


                           Minimum Annual Maximum Annual Maximum Annualized Fee Rate
Number of Covered Persons     Fee Rate       Fee Rate       Decrease or Increase*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (8) The Mutual Fund with the highest operating expenses is the American Beacon Bridgeway Large Cap Growth Fund. The Fund's Manager has contractually agreed to waive fees and/or reimburse expenses through April 30, 2018 to the extent that Total Annual Fund Operating Expenses exceed 1.19% (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Mutual Fund with the lowest operating expenses is the Vanguard LifeStrategy Conservative Growth Fund (0.12%). While the Vanguard LifeStrategy Conservative Growth Fund is the underlying Fund with the minimum total operating expenses within the Contract, the Vanguard Long-Term Treasury Fund has the lowest combined total operating expenses and associated Separate Account Charges (0.20% and 1.00%, respectively).

--------------------------------------------------------------------------------

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes you invest in the Variable Account Option with the maximum total fund expenses (1.40%) and Separate Account Charges (1.00%) for total combined expenses of 2.40% (American Beacon Bridgeway Large Cap Growth Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $719  $1,276  $1,852   $2,871


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $258   $792   $1,352   $2,871



The second set of examples assumes you invest in the Variable Account Option with the minimum total fund expenses (0.20%) and Separate Account Charges (1.00%) for total combined expenses of 1.20% (Vanguard Long-Term Treasury Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $604   $925   $1,233   $1,599


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $137   $425    $733    $1,599



The third set of examples is applicable if you previously elected the IncomeLOCK Plus feature and assumes you invest in the Variable Account Option with the maximum total fund expenses (1.40%) and Separate Account Charges (1.00%) for total combined expenses of 2.40% (American Beacon Bridgeway Large Cap Growth Fund), and election of the IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $847  $2,016  $3,053   $5,186


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $392  $1,569  $2,609   $5,186




Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

For Purchase Unit data for each of the Variable Account Options offered by this prospectus, which includes annual beginning and ending unit values and the number of units outstanding at the end of each period, see "Appendix A -- Selected Purchase Unit Data."

Highlights
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."

Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.25% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."

Living Benefits: A Living Benefit is a guaranteed minimum withdrawal benefit and is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. Living Benefits (IncomeLOCK +6, IncomeLOCK +8 and IncomeLOCK) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months. See the above mentioned section for exceptions to this procedure.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elected IncomeLOCK Plus, see Appendix B for limitations on your ability to take loans.

Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.


All material state variations are described in Appendix C.


 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information
--------------------------------------------------------------------------------

About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

American Home Assurance Company

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

--------------------------------------------------------------------------------


Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.


VALIC compensates affiliated financial advisors through various methods of compensation. One component of compensation includes commissions, which may be up to 6.00% of each Purchase Payment during the first-year of the contract, up to 0.85% of Purchase Payments in subsequent years, and up to 5.00% on increases in the amount of periodic Purchase Payments in the year of the increase. If you own a Contract within an employer-sponsored retirement plan, your financial advisor may receive other forms of compensation in addition to or as an alternative to commissions. If you purchase a Contract as an IRA or as a non-qualified Contract, your financial advisor is paid a commission in amounts similar to those referenced above.

VALIC also distributes its products through independent broker-dealers, some of which are appointed by an employer to provide services in a retirement plan. Whether offered in a retirement plan or as an IRA or a non-qualified Contract, VALIC will pay independent broker-dealers for services/sales through the payment of a commission up to 4.00% of each Purchase Payment and an annual trail (a reduced commission paid after the initial purchase).

For more information about how your financial advisor may be compensated, please contact your advisor.


In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

Administration of the Contracts

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.


Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website, our distribution partners, or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or our distribution partners or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

Fixed and Variable Account Options
--------------------------------------------------------------------------------

The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

Fixed Account Options


Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees under the Fixed Account Options are subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act.


      Fixed Account Options                Investment Objective
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.


Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. You may obtain current interest rates by calling the Annuity Service Center or speaking with your financial advisor. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed account options, VALIC will declare annual fixed account crediting rates each contract year, and this rate will never be lower than the minimum guarantee rate as referenced in your contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract was issued.


Variable Account Options

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elected a Living Benefit, as described in Appendix B below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as

--------------------------------------------------------------------------------

"Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. See the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment objective, strategies and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from VALIC at 1-800-448-2542 or online at www.valic.com.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options      Adviser/Sub-Adviser
------------------------    -------------------     ------------------------      -------------------

Domestic Large-Cap Equity Asset Class

 American Beacon          Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Bridgeway Large Cap     Advisors, Inc.                                     Sub-Adviser: Columbia
   Growth Fund            Sub-Adviser: Bridgeway                               Management Investment
                           Capital Management, Inc.                            Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: BNY Mellon and
                           Hanley, Mewhinney &                                 Janus Capital
                           Strauss, LLC ("Barrow                               Management LLC ("Janus")
                           Hanley")                                           Sub-Sub-Adviser: Perkins
                                                                               Investment Management LLC,
                                                                               an affiliate of Janus

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: BNY Mellon                             Sub-Adviser: SunAmerica
                           Asset Management North
                           America Corporation
                           ("BNY Mellon")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

--------------------------------------------------------------------------------


Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

Domestic Mid-Cap Equity Asset Class

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
                                                                               ("Allianz")

 Mid Cap Growth Fund      Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: Wells                                  Sub-Advisers: Boston Partners
                           Capital Management                                  Global Investors, Inc. d/b/a
                           Incorporated ("Wells                                Boston Partners and
                           Capital")                                           Wellington Management

 Mid Cap Index Fund       Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Adviser: Goldman Sachs
                                                                               Capital Management, LP
                                                                               ("Goldman Sachs")

Domestic Small-Cap Equity Asset Class

 Ariel Fund               Adviser: Ariel             Small Cap Index Fund     Adviser: VALIC
                          Investments, LLC                                    Sub-Adviser: SunAmerica

 Small Cap Aggressive     Adviser: VALIC             Small Cap Special        Adviser: VALIC
   Growth Fund            Sub-Adviser: Victory         Values Fund            Sub-Advisers: Wells Capital
                           Capital Management Inc.

 Small Cap Fund           Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Advisers: JPMIM, T.                             Sub-Advisers: JPMIM
                           Rowe Price and
                           Bridgeway Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC
                          Sub-Adviser: JPMIM

Global Equity Asset Class (International And Domestic)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

International Equity Asset Class

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
 Foreign Value Fund       Sub-Adviser: JPMIM           Fund                   Sub-Adviser: Morgan Stanley
                          Adviser: VALIC                                       Investment Management Inc.
                          Sub-Adviser: Templeton
                           Global Advisors Limited

--------------------------------------------------------------------------------


Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers

Specialty Asset Class

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           Advisers, Inc.              Fund
                           ("Invesco") and
                           Goldman Sachs
                          Sub-Sub-Adviser: Invesco
                           Asset Management
                           Limited, an affiliate
                           of Invesco
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

Hybrid Asset Class (Equity and Fixed Income)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2040 Fund
                          Investments LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2045 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2050 Fund

 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2055 Fund
                          AllianceBernstein L.P.
                          and SunAmerica

 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2060 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price
   Retirement 2030 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2035 Fund

Fixed Income Asset Class

 Capital Conservation     Adviser: VALIC             Government Money Market  Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      II Fund                Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Government Securities    Adviser: VALIC
                          Sub-Adviser: PineBridge      Fund                   Sub-Adviser: JPMIM

 Government Money Market  Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   I Fund                 Sub-Adviser: SunAmerica                             Sub-Adviser: PineBridge

--------------------------------------------------------------------------------

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options    Adviser/Sub-Adviser
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge



The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. See the VALIC Company I prospectus and Statement of Additional Information for details.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

Purchase Period
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        Initial Subsequent
                      Contract Type     Payment  Payment
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:


  . Accept the application and establish your account within 2 Business Days. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or


  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

--------------------------------------------------------------------------------


Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

When Your Account Will Be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

--------------------------------------------------------------------------------


The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (equals)
             All Purchase Payments made to the Fixed Account Options
         +   (plus)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (plus)
             All interest earned
         -   (minus)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I or II Fund, will lose value.

Premium Enhancement Credit

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

--------------------------------------------------------------------------------

rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

Stopping Purchase Payments

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

Transfers Between Investment Options
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

--------------------------------------------------------------------------------


We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

Fixed Account Option            Value         Frequency                            Other Restrictions
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

--------------------------------------------------------------------------------


Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                        % of Account Value                     Frequency
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

Fees and Charges
--------------------------------------------------------------------------------

By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

Account Maintenance Charge


During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed pro-rata among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.


The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

Surrender Charge

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10%

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


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premature distribution tax penalty for taking a withdrawal prior to age 59 1/2.
See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

  . For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge


Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. See Appendix C for variations of the premium tax charge that may be applicable in your state.


Separate Account Charges

The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.75% to 1.25% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.

The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will

                                                                             21

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allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

Market Value Adjustment ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative,

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based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

Other Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

Payout Period
--------------------------------------------------------------------------------


The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Account Options upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Fixed and Variable Account Options, a combination fixed and variable payout option will be applied.


Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you

                                                                             23

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select. For additional information on how Payout Payments and Payout Unit
Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

24

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3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.


4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment the first Payout Payment will be made to the second designated person. If both the Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.


5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

Surrender of Account Value
--------------------------------------------------------------------------------

When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.


Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In addition, we may defer making payments from of the Fixed Account Options for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.


Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information

                                                                             25

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required in other approved media, and submit it to our Home Office or Annuity
Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (equals)  Your Account Value(1)
                 Surrender                    - (minus)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.


There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option).


Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the Louisiana Optional Retirement Plan, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (divided  next computed after the
          Variable Account Option    by)       written request for
                 + (plus)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

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Systematic Withdrawals

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

Exchange Privilege
--------------------------------------------------------------------------------

From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Death Benefits
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death or a written statement by an attending physician. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.



If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  .   In the form of an annuity under any of the Payout Options;

  .   In partial payments over the Beneficiary's life expectancy; or

  . In a manner mutually agreeable between the Beneficiary and VALIC that is in accordance with applicable laws and regulations.

Payment of any death benefits must be within the time limits set by federal tax law, if any. In the case of an IRA, a spousal Beneficiary

--------------------------------------------------------------------------------


may continue the Contract or may roll the funds over to an IRA. If the Beneficiary elects a life annuity for a designated or fixed period, the guarantee period cannot exceed the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

Special Information for Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be assigned to the contingent owner, if any, or to the Contract Owner's estate. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Contract Owner may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Death Benefit Before Age of 70

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:



             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
         or
             100% of Purchase Payments invested in Fixed
             Account Option
             - (minus)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option





Step 2:  Determine your Variable Account Option Value by taking the greater of:



            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
        or
            100% of Purchase Payments invested in Variable
            Account Options
            - (minus)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
            + (plus)
            Interest at an annual rate as specified in your Contract





Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if the total amount of any death benefit exceeds the Account Value.

Death Benefit On or After Age 70

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:



             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (minus)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option



Adjusted Purchase Payment Amount

The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

--------------------------------------------------------------------------------



If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:



           A. 100% of Purchase Payments
           -  (minus)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (plus)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).



Each "Gross Withdrawal" is calculated by multiplying the Adjusted Purchase Payment Amount by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.



During the Payout Period

If the Annuitant dies during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under the Contract and/or under federal tax law, including additional permitted delays before beginning distributions, as well as being able to continue the Contract as their own and not as a beneficiary account.




Other Contract Features
--------------------------------------------------------------------------------

Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The "Free Look" Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the

--------------------------------------------------------------------------------


Company within 20 days after it is received. (A longer period will be allowed if required under state law.) See "Appendix C -- State Contract Variability." The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. Generally, the amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. Additionally, all Contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your Contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your Contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the Account Value on the day we receive your request in good order at the Annuity Service Center. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.


We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Voting Rights
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the

--------------------------------------------------------------------------------


instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote. In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.



In the event that shares of a Fund are owned by VALIC or an affiliated insurance company for their own benefit, such shares will be voted proportionally based on instructions received from Contract Owners.


Federal Tax Matters
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program.

--------------------------------------------------------------------------------

After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers. The Disaster Tax Relief and Airport and Airway Extension Act of 2017 and the Bipartisan Budget Act of 2018 provided relief from the 10% early withdrawal penalty tax for qualified hurricane distributions and qualified wildfire distributions from retirement funds.


On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or

--------------------------------------------------------------------------------

other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.



Legal Proceedings
--------------------------------------------------------------------------------


At April 23, 2018, the Company was defending an appeal with respect to a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The litigation concerns a contractual dispute regarding whether the WV Boards were entitled in 2008 to the immediate and complete withdrawal of funds invested in an annuity product issued by VALIC. In 2016, the parties stipulated to resolve the matter through final and non-appealable arbitration before an arbitration panel composed of three West Virginia Business Court judges. The panel issued its decision on April 28, 2017, and no recovery was awarded to the WV Boards. Thereafter, the claims against VALIC were dismissed and the Company's accrual for this contingent liability was reversed. In May 2017, notwithstanding the parties' stipulation that the arbitral decision would be final and non-appealable, the WV Boards appealed the arbitration decision to the West Virginia Supreme Court of Appeals. The appeal remains pending.



Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 23, 2018, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company's statutory financial statements.

--------------------------------------------------------------------------------


Financial Statements
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                      Page
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            Page
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  23
                Experts....................................  23
                Comments on Financial Statements...........  23

                   Appendix A -- Selected Purchase Unit Data
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*

                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC Company I
    Asset Allocation Fund (Division 5)       2017 7.853   8.805     9,912,600
                                             2016 7.391   7.853    10,485,387
                                             2015 7.500   7.391    11,229,279
                                             2014 7.190   7.500    11,464,518
                                             2013 6.262   7.190    11,432,199
                                             2012 5.582   6.262    11,341,787
                                             2011 5.586   5.582    10,743,259
                                             2010 4.925   5.586    21,847,662
                                             2009 4.024   4.925    11,080,728
                                             2008 5.218   4.024    25,594,227
    Blue Chip Growth Fund (Division 72)      2017 1.871   2.523   213,205,602
                                             2016 1.873   1.871   234,887,542
                                             2015 1.704   1.873   249,325,806
                                             2014 1.577   1.704   255,293,080
                                             2013 1.128   1.577   274,949,669
                                             2012 0.965   1.128   290,732,124
                                             2011 0.960   0.965   292,547,139
                                             2010 0.835   0.960   303,937,553
                                             2009 0.589   0.835   367,144,690
                                             2008 1.042   0.589   323,752,720
    Broad Cap Value Income Fund
     (Division 75)                           2017 1.905   2.229    18,201,380
                                             2016 1.690   1.905    19,267,145
                                             2015 1.730   1.690    21,381,397
                                             2014 1.625   1.730    22,365,875
                                             2013 1.203   1.625    20,918,581
                                             2012 1.066   1.203    20,711,268
                                             2011 1.059   1.066    19,392,587
                                             2010 0.935   1.059    16,472,333
                                             2009 0.753   0.935    15,694,879
                                             2008 1.161   0.753    16,324,261
    Capital Conservation Fund (Division 7)   2017 3.705   3.797    26,438,035
                                             2016 3.659   3.705    25,066,756
                                             2015 3.688   3.659    26,925,896
                                             2014 3.515   3.688    28,654,292
                                             2013 3.637   3.515    28,296,085
                                             2012 3.463   3.637    35,290,472
                                             2011 3.274   3.463    29,728,225
                                             2010 3.067   3.274    33,209,360
                                             2009 2.790   3.067    26,677,114
                                             2008 2.906   2.790    32,378,330
    Core Equity Fund (Division 15)           2017 3.655   4.380    48,506,718
                                             2016 3.275   3.655    53,159,438
                                             2015 3.370   3.275    59,276,410
                                             2014 3.052   3.370    65,322,905
                                             2013 2.286   3.052    71,971,776
                                             2012 2.022   2.286    78,896,796
                                             2011 2.052   2.022    86,784,230
                                             2010 1.837   2.052    94,436,980
                                             2009 1.505   1.837   104,827,771
                                             2008 2.415   1.505   117,336,313


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Dividend Value Fund (Division 21)        2017 3.014   3.524   182,217,087
                                             2016 2.609   3.014   195,018,399
                                             2015 2.652   2.609   175,738,943
                                             2014 2.453   2.652   208,754,524
                                             2013 1.905   2.453   186,304,389
                                             2012 1.709   1.905   163,254,122
                                             2011 1.596   1.709   101,063,866
                                             2010 1.413   1.596    68,862,420
                                             2009 1.200   1.413    61,709,268
                                             2008 1.871   1.200    69,182,773
    Dynamic Allocation Fund (Division 103)   2017 1.175   1.398   164,520,988
                                             2016 1.132   1.175   183,719,330
                                             2015 1.198   1.132   200,438,926
                                             2014 1.161   1.198   207,495,613
                                             2013 0.998   1.161   157,565,861
                                             2012    --   0.998         1,278
    Emerging Economies Fund (Division 87)    2017 0.844   1.180   566,414,809
                                             2016 0.765   0.844   588,962,730
                                             2015 0.904   0.765   514,456,202
                                             2014 0.967   0.904   524,801,471
                                             2013 1.004   0.967   461,831,807
                                             2012 0.853   1.004   448,359,082
                                             2011 0.991   0.853   183,542,976
                                             2010 0.900   0.991   190,097,376
                                             2009 0.701   0.900   206,475,201
                                             2008 1.314   0.701   224,735,991
    Foreign Value Fund (Division 89)         2017 1.293   1.497   437,310,515
                                             2016 1.165   1.293   461,800,327
                                             2015 1.269   1.165   502,945,232
                                             2014 1.451   1.269   529,897,500
                                             2013 1.161   1.451   533,756,939
                                             2012 0.987   1.161   579,481,027
                                             2011 1.147   0.987   642,061,277
                                             2010 1.076   1.147   638,574,514
                                             2009 0.738   1.076   577,553,905
                                             2008 1.344   0.738   620,212,606
    Global Real Estate Fund (Division 101)   2017 1.336   1.505   172,100,568
                                             2016 1.319   1.336   210,495,647
                                             2015 1.332   1.319   238,892,974
                                             2014 1.201   1.332   267,978,180
                                             2013 1.160   1.201   216,238,726
                                             2012 0.894   1.160   241,543,325
                                             2011 0.982   0.894   232,943,420
                                             2010 0.839   0.982   213,011,694
                                             2009 0.643   0.839   258,142,217
                                             2008    --   0.643   243,173,392


--------

* The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this Division was added to Portfolio Director. The 2011 data for the Invesco Balanced- Risk Commodity Strategy Fund begins on November 1, 2011, the date this Division was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund (later referred to as the American Beacon Bridgeway Large Cap Growth II Fund) reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this Division was added to Portfolio Director. While the T. Rowe Price Retirement Funds were added as Divisions on December 17, 2014, investments in the Divisions did not occur until 2015. On December 15, 2017, the American Beacon Bridgeway Large Cap Growth II Fund (formerly, the American Beacon Holland Large Cap Growth Fund) ("replaced option") merged with and into the American Beacon Bridgeway Large Cap Growth Fund ("surviving option"). The surviving option, American Beacon Bridgeway Large Cap Growth Fund, was added as a Variable Account Option in your prospectus on such date.

--------------------------------------------------------------------------------


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Global Social Awareness Fund
     (Division 12)                            2017 5.847   7.104    36,088,652
                                              2016 5.522   5.847    38,124,466
                                              2015 5.596   5.522    38,399,751
                                              2014 5.235   5.596    42,855,429
                                              2013 4.103   5.235    46,143,368
                                              2012 3.533   4.103    42,760,926
                                              2011 3.804   3.533    44,012,539
                                              2010 3.423   3.804    52,474,118
                                              2009 2.628   3.423    50,267,504
                                              2008 4.423   2.628    70,913,038
    Global Strategy Fund (Division 88)        2017 1.883   2.117   145,920,891
                                              2016 1.806   1.883   163,523,909
                                              2015 1.915   1.806   183,895,415
                                              2014 1.900   1.915   195,648,003
                                              2013 1.615   1.900   207,385,139
                                              2012 1.365   1.615   211,834,246
                                              2011 1.410   1.365   257,082,832
                                              2010 1.275   1.410   273,106,060
                                              2009 1.038   1.275   252,273,797
                                              2008 1.324   1.038   284,368,915
    Government Money Market I Fund
     (Division 6)                             2017 1.987   1.975   114,481,329
                                              2016 2.007   1.987   123,629,671
                                              2015 2.027   2.007   119,987,728
                                              2014 2.047   2.027   123,650,875
                                              2013 2.067   2.047   130,251,067
                                              2012 2.088   2.067   134,317,148
                                              2011 2.109   2.088   141,509,055
                                              2010 2.129   2.109   139,892,360
                                              2009 2.144   2.129   148,465,945
                                              2008 2.119   2.144   179,084,738
    Government Securities Fund (Division 8)   2017 3.556   3.593    16,892,412
                                              2016 3.549   3.556    19,501,841
                                              2015 3.555   3.549    19,113,755
                                              2014 3.403   3.555    20,195,666
                                              2013 3.589   3.403    23,054,983
                                              2012 3.496   3.589    22,678,354
                                              2011 3.216   3.496    22,839,524
                                              2010 3.125   3.216    28,341,239
                                              2009 3.280   3.125    26,317,113
                                              2008 3.019   3.280    40,652,547
    Growth Fund (Division 78)                 2017 1.789   2.307   412,269,328
                                              2016 1.724   1.789   388,095,512
                                              2015 1.689   1.724   458,010,324
                                              2014 1.541   1.689   464,072,864
                                              2013 1.187   1.541   481,182,962
                                              2012 1.044   1.187   528,155,797
                                              2011 1.016   1.044   529,636,867
                                              2010 0.906   1.061   551,249,645
                                              2009 0.670   0.906   600,691,043
                                              2008 1.122   0.670   656,297,029
    Growth & Income Fund (Division 16)        2017 3.814   4.572    21,697,261
                                              2016 3.463   3.814    22,529,695
                                              2015 3.502   3.463    24,899,000
                                              2014 3.099   3.502    26,151,817
                                              2013 2.359   3.099    26,563,614
                                              2012 2.102   2.359    27,951,197
                                              2011 2.220   2.102    29,538,389
                                              2010 1.997   2.220    31,055,345
                                              2009 1.656   1.997    33,580,307
                                              2008 2.645   1.656    37,648,494


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Health Sciences Fund (Division 73)       2017 4.033   5.098   120,429,800
                                             2016 4.551   4.033   135,578,620
                                             2015 4.081   4.551   163,117,194
                                             2014 3.133   4.081   146,889,576
                                             2013 2.095   3.133   136,545,423
                                             2012 1.606   2.095   119,014,862
                                             2011 1.469   1.606   103,364,423
                                             2010 1.281   1.469    98,078,111
                                             2009 0.984   1.281   105,320,949
                                             2008 1.412   0.984   114,902,634
    Inflation Protected Fund (Division 77)   2017 1.281   1.330   312,352,863
                                             2016 1.247   1.281   281,898,871
                                             2015 1.299   1.247   308,672,313
                                             2014 1.274   1.299   299,760,024
                                             2013 1.383   1.274   277,565,988
                                             2012 1.293   1.383   258,308,256
                                             2011 1.186   1.293   220,201,675
                                             2010 1.098   1.186   177,023,759
                                             2009 1.012   1.098   143,606,653
                                             2008 1.079   1.012   121,583,367
    International Equities Index Fund
     (Division 11)                           2017 1.795   2.211   506,101,313
                                             2016 1.791   1.795   394,166,789
                                             2015 1.827   1.791   396,429,084
                                             2014 1.952   1.827   386,208,304
                                             2013 1.657   1.952   422,010,815
                                             2012 1.430   1.657   400,470,192
                                             2011 1.662   1.430   454,616,647
                                             2010 1.548   1.662   446,458,741
                                             2009 1.206   1.548   408,178,586
                                             2008 2.153   1.206   443,006,498
    International Government Bond Fund
     (Division 13)                           2017 2.979   3.188    46,965,550
                                             2016 2.901   2.979    52,375,313
                                             2015 3.031   2.901    41,460,619
                                             2014 3.020   3.031    45,268,931
                                             2013 3.232   3.020    46,400,845
                                             2012 3.005   3.232    42,794,823
                                             2011 2.905   3.005    52,050,637
                                             2010 2.714   2.905    42,388,762
                                             2009 2.457   2.714    40,686,385
                                             2008 2.495   2.457    50,811,427
    International Growth Fund
     (Division 20)                           2017 2.613   3.302    87,409,448
                                             2016 2.714   2.613    94,896,359
                                             2015 2.755   2.714   105,372,533
                                             2014 2.882   2.755   117,367,804
                                             2013 2.411   2.882   129,867,358
                                             2012 2.026   2.411   145,325,269
                                             2011 2.269   2.026   150,087,437
                                             2010 2.036   2.269   165,141,915
                                             2009 1.519   2.036   173,448,999
                                             2008 2.645   1.519   188,123,588
    Large Cap Core Fund (Division 76)        2017 2.368   2.848    44,924,193
                                             2016 2.202   2.368    47,849,230
                                             2015 2.159   2.202    55,708,727
                                             2014 1.925   2.159    59,109,794
                                             2013 1.429   1.925    61,886,026
                                             2012 1.217   1.429    63,753,636
                                             2011 1.242   1.217    65,336,534
                                             2010 1.074   1.242    60,235,969
                                             2009 0.785   1.074    72,316,023
                                             2008 1.174   0.785    88,166,893

--------------------------------------------------------------------------------


                                                                Number of
                                                Unit    Unit      Units
                                               Value   Value   Outstanding
     Fund Name                            Year at 1/1 at 12/31  at 12/31
     ---------                            ---- ------ -------- -----------
       Large Capital Growth Fund
        (Division 79)                     2017  1.772   2.256  151,262,122
                                          2016  1.686   1.772  163,329,304
                                          2015  1.704   1.686  176,905,029
                                          2014  1.544   1.704  191,046,750
                                          2013  1.185   1.544  206,576,744
                                          2012  1.065   1.185  227,063,833
                                          2011  1.146   1.065  247,157,945
                                          2010  1.002   1.146  266,574,438
                                          2009  0.772   1.002  289,165,827
                                          2008  1.268   0.772  317,488,578
       Mid Cap Index Fund (Division 4)    2017 21.474  24.643   98,129,612
                                          2016 17.981  21.474  106,216,675
                                          2015 18.627  17.981  111,598,951
                                          2014 17.196  18.627  118,008,435
                                          2013 13.048  17.196  125,006,956
                                          2012 11.215  13.048  131,802,264
                                          2011 11.559  11.215  139,014,512
                                          2010  9.248  11.559  167,554,750
                                          2009  6.755   9.248  150,937,855
                                          2008 10.811   6.755  187,891,321
       Mid Cap Strategic Growth Fund
        (Division 83)                     2017  2.090   2.613   79,665,280
                                          2016  1.924   2.090   86,153,727
                                          2015  1.996   1.924   95,511,744
                                          2014  1.953   1.996  105,067,767
                                          2013  1.423   1.953  115,522,045
                                          2012  1.316   1.423  128,070,724
                                          2011  1.426   1.316  145,399,643
                                          2010  1.141   1.426  162,820,951
                                          2009  0.784   1.141  174,642,716
                                          2008  1.525   0.784  185,473,745
       Nasdaq-100(R) Index Fund
        (Division 46)                     2017  1.315   1.722  192,928,000
                                          2016  1.244   1.315  185,888,804
                                          2015  1.151   1.244  189,969,327
                                          2014  0.979   1.151  181,413,144
                                          2013  0.726   0.979  168,103,592
                                          2012  0.622   0.726  172,385,275
                                          2011  0.610   0.622  147,793,034
                                          2010  0.515   0.610  152,993,906
                                          2009  0.334   0.515  159,058,882
                                          2008  0.587   0.334  131,648,872
       Science & Technology Fund
        (Division 17)                     2017  5.338   7.469  126,278,517
                                          2016  5.024   5.338  131,172,929
                                          2015  4.704   5.024  141,264,036
                                          2014  4.152   4.704  152,393,259
                                          2013  2.943   4.152  162,421,469
                                          2012  2.651   2.943  178,461,643
                                          2011  2.848   2.651  198,738,067
                                          2010  2.356   2.848  221,693,654
                                          2009  1.438   2.356  245,097,631
                                          2008  2.689   1.438  257,209,740
       Small Cap Aggressive Growth Fund
        (Division 86)                     2017  2.151   2.937   35,716,728
                                          2016  2.135   2.151   37,341,453
                                          2015  2.124   2.135   41,832,812
                                          2014  1.952   2.124   38,029,319
                                          2013  1.317   1.952   43,227,734
                                          2012  1.156   1.317   43,036,493
                                          2011  1.300   1.156   46,417,390
                                          2010  1.028   1.300   52,542,913
                                          2009  0.678   1.028   51,663,514
                                          2008  1.152   0.678   43,117,503


                                                                  Number of
                                                  Unit    Unit      Units
                                                 Value   Value   Outstanding
    Fund Name                               Year at 1/1 at 12/31  at 12/31
    ---------                               ---- ------ -------- -----------
      Small Cap Fund (Division 18)          2017 4.929    5.598   46,776,607
                                            2016 4.318    4.929   51,882,660
                                            2015 4.580    4.318   57,724,906
                                            2014 4.448    4.580   64,145,272
                                            2013 3.200    4.448   71,381,164
                                            2012 2.790    3.200   78,544,274
                                            2011 2.839    2.790   87,744,409
                                            2010 2.214    2.839   95,934,679
                                            2009 1.742    2.214  105,352,371
                                            2008 2.676    1.742  117,886,782
      Small Cap Index Fund (Division 14)    2017 6.875    7.786  103,880,682
                                            2016 5.731    6.875  112,356,933
                                            2015 6.060    5.731  115,279,719
                                            2014 5.842    6.060  123,361,844
                                            2013 4.256    5.842  130,375,004
                                            2012 3.704    4.256  136,984,141
                                            2011 3.910    3.704  150,299,747
                                            2010 3.121    3.910  178,158,043
                                            2009 2.458    3.121  166,837,395
                                            2008 3.789    2.458  206,050,238
      Small Cap Special Values Fund
       (Division 84)                        2017 1.956    2.155   81,797,627
                                            2016 1.522    1.956   96,731,540
                                            2015 1.605    1.522   93,183,086
                                            2014 1.515    1.605  101,453,298
                                            2013 1.101    1.515  109,818,977
                                            2012 0.972    1.101  123,878,008
                                            2011 1.033    0.972  135,244,030
                                            2010 0.858    1.033  149,043,435
                                            2009 0.659    0.858  162,861,427
                                            2008 1.032    0.659  178,261,651
      Small-Mid Growth Fund (Division 85)   2017 1.580    1.999   43,659,111
                                            2016 1.593    1.580   47,269,477
                                            2015 1.619    1.593   58,574,211
                                            2014 1.472    1.619   55,536,044
                                            2013 1.104    1.472   65,725,306
                                            2012 0.999    1.104   69,751,171
                                            2011 1.055    0.999   73,777,559
                                            2010 0.844    1.055   80,819,723
                                            2009 0.605    0.844   85,290,921
                                            2008 1.014    0.605   88,644,708
      Stock Index Fund (Division 10)        2017 9.608   11.549  284,293,923
                                            2016 8.696    9.608  291,165,076
                                            2015 8.692    8.696  309,489,081
                                            2014 7.750    8.692  336,587,419
                                            2013 5.934    7.750  356,180,679
                                            2012 5.186    5.934  375,264,648
                                            2011 5.144    5.186  398,646,448
                                            2010 4.530    5.144  480,739,224
                                            2009 3.627    4.530  435,420,314
                                            2008 5.834    3.627  520,561,748
      Value Fund (Division 74)              2017 2.166    2.473   28,889,134
                                            2016 1.930    2.166   32,554,029
                                            2015 2.014    1.930   36,295,560
                                            2014 1.826    2.014   40,096,476
                                            2013 1.406    1.826   45,967,293
                                            2012 1.215    1.406   50,422,500
                                            2011 1.256    1.215   68,559,347
                                            2010 1.104    1.256   71,524,774
                                            2009 0.836    1.104   89,461,814
                                            2008 1.459    0.836   99,631,010

--------------------------------------------------------------------------------


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
  VALIC Company II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2017 2.941   3.394   148,428,257
                                              2016 2.724   2.941   151,724,193
                                              2015 2.770   2.724   158,226,021
                                              2014 2.675   2.770   157,831,426
                                              2013 2.210   2.675   144,481,682
                                              2012 1.933   2.210   127,721,427
                                              2011 1.951   1.933    92,224,594
                                              2010 1.695   1.951    66,017,184
                                              2009 1.322   1.695    51,661,244
                                              2008 1.987   1.322    43,700,400
    Capital Appreciation Fund (Division 39)   2017 1.737   2.133    15,067,252
                                              2016 1.715   1.737    16,762,772
                                              2015 1.633   1.715    18,482,317
                                              2014 1.515   1.633    20,405,157
                                              2013 1.122   1.515    21,659,297
                                              2012 0.958   1.122    23,617,555
                                              2011 0.984   0.958    22,658,750
                                              2010 0.867   0.984    23,528,273
                                              2009 0.660   0.867    25,414,079
                                              2008 1.192   0.660    27,906,873
    Conservative Growth Lifestyle Fund
     (Division 50)                            2017 2.728   2.986   100,657,232
                                              2016 2.578   2.728   105,647,225
                                              2015 2.633   2.578   108,672,128
                                              2014 2.559   2.633   109,316,736
                                              2013 2.358   2.559    96,736,358
                                              2012 2.123   2.358    80,441,631
                                              2011 2.068   2.123    50,013,534
                                              2010 1.837   2.068    37,681,320
                                              2009 1.531   1.837    25,909,997
                                              2008 1.888   1.531    24,222,869
    Core Bond Fund (Division 58)              2017 2.008   2.085   399,437,044
                                              2016 1.956   2.008   367,086,298
                                              2015 1.974   1.956   409,985,415
                                              2014 1.886   1.974   303,470,023
                                              2013 1.936   1.886   302,031,627
                                              2012 1.816   1.936   200,538,609
                                              2011 1.723   1.816   172,596,496
                                              2010 1.584   1.723   114,248,819
                                              2009 1.376   1.584    70,040,116
                                              2008 1.456   1.376    64,810,715
    Government Money Market II Fund
     (Division 44)                            2017 1.209   1.204    70,076,229
                                              2016 1.218   1.209    76,056,955
                                              2015 1.227   1.218   102,648,541
                                              2014 1.236   1.227    91,586,462
                                              2013 1.245   1.236   107,637,847
                                              2012 1.255   1.245   101,208,543
                                              2011 1.264   1.255   111,284,185
                                              2010 1.274   1.264   106,677,105
                                              2009 1.279   1.274   135,451,933
                                              2008 1.260   1.279   195,844,578
    High Yield Bond Fund (Division 60)        2017 2.669   2.858   143,217,243
                                              2016 2.381   2.669   138,831,817
                                              2015 2.491   2.381   123,518,044
                                              2014 2.440   2.491   112,780,938
                                              2013 2.337   2.440   108,354,843
                                              2012 2.070   2.337   108,507,775
                                              2011 1.997   2.070    86,556,392
                                              2010 1.773   1.997    85,272,412
                                              2009 1.245   1.773    86,815,233
                                              2008 1.825   1.245    86,682,126


                                                                  Number of
                                                  Unit    Unit      Units
                                                 Value   Value   Outstanding
    Fund Name                               Year at 1/1 at 12/31  at 12/31
    ---------                               ---- ------ -------- -----------
      International Opportunities Fund
       (Division 33)                        2017 2.182   3.018   191,372,537
                                            2016 2.211   2.182   194,717,379
                                            2015 2.053   2.211   230,164,248
                                            2014 2.182   2.053   224,181,526
                                            2013 1.815   2.182   227,763,862
                                            2012 1.498   1.815   238,169,790
                                            2011 1.878   1.498   302,524,054
                                            2010 1.577   1.878   292,442,561
                                            2009 1.265   1.577   316,175,936
                                            2008 2.175   1.265   329,905,870
      Large Cap Value Fund (Division 40)    2017 3.107   3.548    45,742,585
                                            2016 2.674   3.107    53,271,644
                                            2015 2.771   2.674    51,680,485
                                            2014 2.521   2.771    56,336,476
                                            2013 1.877   2.521    60,432,399
                                            2012 1.617   1.877    64,775,143
                                            2011 1.704   1.617    78,162,609
                                            2010 1.481   1.704    78,649,042
                                            2009 1.354   1.481    85,633,772
                                            2008 2.156   1.354    92,838,525
      Mid Cap Growth Fund (Division 37)     2017 1.907   2.490    46,919,783
                                            2016 1.835   1.907    45,174,629
                                            2015 1.866   1.835    61,967,016
                                            2014 1.840   1.866    60,301,358
                                            2013 1.415   1.840    62,426,740
                                            2012 1.281   1.415    71,170,383
                                            2011 1.360   1.281    95,028,638
                                            2010 1.121   1.360   102,450,795
                                            2009 0.786   1.121   142,960,243
                                            2008 1.484   0.786   148,636,778
      Mid Cap Value Fund (Division 38)      2017 5.859   6.657   105,143,564
                                            2016 5.176   5.859   125,670,581
                                            2015 5.289   5.176   126,306,249
                                            2014 4.993   5.289   128,256,862
                                            2013 3.744   4.993   133,091,978
                                            2012 3.097   3.744   143,237,727
                                            2011 3.421   3.097   136,166,075
                                            2010 2.821   3.421   114,350,420
                                            2009 2.078   2.821   112,883,236
                                            2008 3.415   2.078   120,463,020
      Moderate Growth Lifestyle Fund
       (Division 49)                        2017 2.993   3.375   239,754,874
                                            2016 2.782   2.993   246,021,927
                                            2015 2.830   2.782   249,674,163
                                            2014 2.734   2.830   246,046,230
                                            2013 2.362   2.734   218,376,320
                                            2012 2.094   2.362   180,791,433
                                            2011 2.083   2.094   128,021,253
                                            2010 1.827   2.083    96,175,029
                                            2009 1.460   1.827    74,992,233
                                            2008 1.992   1.460    68,593,574
      Small Cap Growth Fund (Division 35)   2017 2.778   3.900    26,382,353
                                            2016 2.595   2.778    21,519,722
                                            2015 2.648   2.595    25,250,387
                                            2014 2.667   2.648    28,073,923
                                            2013 1.819   2.667    31,219,056
                                            2012 1.631   1.819    33,519,019
                                            2011 1.715   1.631    35,002,239
                                            2010 1.292   1.715    31,659,159
                                            2009 0.945   1.292    26,637,546
                                            2008 1.677   0.945    25,128,636

--------------------------------------------------------------------------------


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Value Fund (Division 36)        2017 4.349   4.530    76,512,154
                                              2016 3.369   4.349    94,129,852
                                              2015 3.631   3.369   102,585,454
                                              2014 3.466   3.631   120,572,074
                                              2013 2.564   3.466   123,444,686
                                              2012 2.245   2.564   136,086,201
                                              2011 2.452   2.245   139,441,971
                                              2010 1.964   2.452   146,284,682
                                              2009 1.593   1.964   150,377,564
                                              2008 2.284   1.593   117,524,519
    Socially Responsible Fund (Division 41)   2017 2.731   3.271   196,077,447
                                              2016 2.487   2.731   221,973,402
                                              2015 2.478   2.487   240,963,183
                                              2014 2.161   2.478   242,917,949
                                              2013 1.608   2.161   264,076,070
                                              2012 1.406   1.608   295,333,876
                                              2011 1.398   1.406   409,272,143
                                              2010 1.229   1.398   476,195,949
                                              2009 0.947   1.229   537,168,008
                                              2008 1.528   0.947   567,706,671
    Strategic Bond Fund (Division 59)         2017 2.795   2.963   164,781,486
                                              2016 2.604   2.795   168,467,978
                                              2015 2.675   2.604   176,746,030
                                              2014 2.593   2.675   186,090,359
                                              2013 2.606   2.593   186,485,323
                                              2012 2.336   2.606   188,347,893
                                              2011 2.256   2.336   162,185,471
                                              2010 2.047   2.256   145,727,132
                                              2009 1.637   2.047   132,844,492
                                              2008 1.922   1.637   128,930,853
  Public Funds
    American Beacon Bridgeway Large Cap
     Growth Fund (Division 90)                2017    --   1.014    31,755,517
    American Beacon Bridgeway Large Cap
     Growth II Fund (Division 70)             2017 1.752   2.194        12,849
                                              2016 1.737   1.752    16,266,867
                                              2015 1.650   1.737    18,404,403
                                              2014 1.557   1.650    20,837,760
                                              2013 1.190   1.557    23,153,719
                                              2012 1.071   1.190    26,529,443
                                              2011 1.047   1.071    25,080,056
                                              2010 0.927   1.047    20,565,906
                                              2009 0.674   0.927    20,271,834
                                              2008 1.044   0.674    16,563,913
    Ariel Appreciation Fund (Division 69)     2017 3.360   3.829    76,145,758
                                              2016 3.012   3.360   100,648,708
                                              2015 3.249   3.012    96,732,440
                                              2014 3.030   3.244   113,599,159
                                              2013 2.093   3.030   117,594,730
                                              2012 1.772   2.093   104,394,611
                                              2011 1.931   1.772   110,259,195
                                              2010 1.631   1.931   112,032,561
                                              2009 1.011   1.631   118,116,686
                                              2008 1.723   1.011   125,837,892
    Ariel Fund (Division 68)                  2017 3.544   4.066    76,013,684
                                              2016 3.097   3.544    87,008,814
                                              2015 3.262   3.097    94,375,118
                                              2014 2.970   3.262   103,243,863
                                              2013 2.073   2.970   111,663,269
                                              2012 1.740   2.073   118,632,237
                                              2011 1.983   1.740   132,467,517
                                              2010 1.590   1.983   142,222,168
                                              2009 0.983   1.590   145,696,578
                                              2008 1.918   0.983   151,912,178


                                                                 Number of
                                                 Unit    Unit      Units
                                                Value   Value   Outstanding
    Fund Name                              Year at 1/1 at 12/31  at 12/31
    ---------                              ---- ------ -------- -----------
      Invesco Balanced-Risk Commodity
       Strategy Fund (Division 102)        2017 0.646   0.671   255,281,855
                                           2016 0.583   0.646   256,654,785
                                           2015 0.705   0.583   358,669,447
                                           2014 0.846   0.705   302,624,993
                                           2013 0.992   0.846   241,375,267
                                           2012 0.967   0.992   180,710,150
                                           2011    --   0.967     4,758,993
      T Rowe Price Retirement 2015 Fund
       (Division 104)                      2017 1.037   1.161     6,467,254
                                           2016 0.978   1.037     5,134,987
                                           2015    --   0.978     1,948,218
      T Rowe Price Retirement 2020 Fund
       (Division 105)                      2017 1.039   1.188    16,588,395
                                           2016 0.979   1.039    12,105,984
                                           2015    --   0.979     6,548,107
      T Rowe Price Retirement 2025 Fund
       (Division 106)                      2017 1.042   1.211    13,933,713
                                           2016 0.981   1.042     8,873,080
                                           2015    --   0.981     4,650,550
      T Rowe Price Retirement 2030 Fund
       (Division 107)                      2017 1.044   1.232    15,025,342
                                           2016 0.982   1.044     8,070,123
                                           2015    --   0.982     4,634,341
      T Rowe Price Retirement 2035 Fund
       (Division 108)                      2017 1.045   1.248    12,286,454
                                           2016 0.984   1.045     6,675,379
                                           2015    --   0.984     3,044,249
      T Rowe Price Retirement 2040 Fund
       (Division 109)                      2017 1.046   1.260    11,846,657
                                           2016 0.984   1.046     6,271,455
                                           2015    --   0.984     3,417,161
      T Rowe Price Retirement 2045 Fund
       (Division 110)                      2017 1.047   1.265     7,025,498
                                           2016 0.984   1.047     3,680,281
                                           2015    --   0.984     1,800,992
      T Rowe Price Retirement 2050 Fund
       (Division 111)                      2017 1.047   1.265     5,546,776
                                           2016 0.984   1.047     2,355,047
                                           2015    --   0.984       973,495
      T Rowe Price Retirement 2055 Fund
       (Division 112)                      2017 1.046   1.265     2,737,598
                                           2016 0.984   1.046       961,694
                                           2015    --   0.984       463,103
      T Rowe Price Retirement 2060 Fund
       (Division 113)                      2017 1.047   1.265     1,387,567
                                           2016 0.984   1.047       581,629
                                           2015    --   0.984       406,231
      Vanguard LifeStrategy Conservative
       Growth Fund (Division 54)           2017 2.032   2.227    34,398,758
                                           2016 1.942   2.032    35,607,152
                                           2015 1.970   1.942    35,482,977
                                           2014 1.865   1.970    35,502,846
                                           2013 1.732   1.865    35,547,311
                                           2012 1.606   1.732    35,294,428
                                           2011 1.598   1.606    32,831,197
                                           2010 1.456   1.598    31,863,845
                                           2009 1.259   1.456    29,267,705
                                           2008 1.585   1.259    29,098,257

--------------------------------------------------------------------------------


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
   Fund Name                                 Year at 1/1 at 12/31  at 12/31
   ---------                                 ---- ------ -------- -----------
     Vanguard LifeStrategy Growth Fund
      (Division 52)                          2017 2.246   2.644   80,715,272
                                             2016 2.099   2.246   83,255,640
                                             2015 2.151   2.099   84,155,907
                                             2014 2.032   2.151   85,659,260
                                             2013 1.698   2.032   85,731,178
                                             2012 1.503   1.698   83,681,008
                                             2011 1.558   1.503   82,684,661
                                             2010 1.371   1.558   79,140,490
                                             2009 1.110   1.371   75,530,156
                                             2008 1.714   1.110   71,279,560
     Vanguard LifeStrategy Moderate Growth
      Fund (Division 53)                     2017 2.191   2.490   86,700,864
                                             2016 2.071   2.191   87,472,057
                                             2015 2.109   2.071   91,429,302
                                             2014 1.995   2.109   90,369,353
                                             2013 1.756   1.995   90,571,117
                                             2012 1.591   1.756   89,444,247
                                             2011 1.606   1.591   86,842,878
                                             2010 1.436   1.606   82,593,652
                                             2009 1.208   1.436   77,302,792
                                             2008 1.664   1.208   74,246,099
     Vanguard Long-Term Investment-Grade
      Fund (Division 22)                     2017 3.387   3.753   62,916,293
                                             2016 3.173   3.387   71,034,505
                                             2015 3.277   3.173   60,679,559
                                             2014 2.801   3.277   86,059,868
                                             2013 3.006   2.801   65,853,008
                                             2012 2.719   3.006   89,418,315
                                             2011 2.344   2.719   73,731,572
                                             2010 2.138   2.344   61,770,469
                                             2009 1.986   2.138   59,897,315
                                             2008 1.961   1.986   61,895,100


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Vanguard Long-Term Treasury Fund
     (Division 23)                           2017 3.252   3.496    49,087,553
                                             2016 3.246   3.252    58,381,499
                                             2015 3.330   3.246    56,135,735
                                             2014 2.685   3.330    60,671,299
                                             2013 3.118   2.685    66,236,397
                                             2012 3.044   3.118    81,235,366
                                             2011 2.378   3.044    85,528,223
                                             2010 2.205   2.378    92,190,568
                                             2009 2.533   2.205   102,397,220
                                             2008 2.088   2.533   132,267,500
    Vanguard Wellington Fund (Division 25)   2017 4.251   4.816   320,542,237
                                             2016 3.877   4.251   333,558,273
                                             2015 3.924   3.877   349,226,508
                                             2014 3.618   3.924   363,005,183
                                             2013 3.061   3.618   375,667,377
                                             2012 2.754   3.061   385,144,392
                                             2011 2.685   2.754   405,547,723
                                             2010 2.451   2.685   434,480,517
                                             2009 2.031   2.451   443,758,717
                                             2008 2.646   2.031   477,990,784
    Vanguard Windsor II Fund (Division 24)   2017 4.023   4.640   296,200,573
                                             2016 3.591   4.023   321,567,382
                                             2015 3.757   3.591   350,718,647
                                             2014 3.423   3.757   374,431,862
                                             2013 2.652   3.423   387,835,473
                                             2012 2.301   2.652   412,181,555
                                             2011 2.268   2.301   455,670,339
                                             2010 2.077   2.268   488,978,581
                                             2009 1.655   2.077   531,346,036
                                             2008 2.648   1.655   530,919,431

                         Appendix B -- Living Benefits
--------------------------------------------------------------------------------

This Appendix provides information on IncomeLOCK +6, IncomeLOCK +8 (together, "IncomeLOCK Plus") and IncomeLOCK all of which are no longer available for purchase. Effective January 1, 2017, IncomeLOCK +6 is no longer available for purchase. Effective February 25, 2013, IncomeLOCK +8 was no longer available for purchase. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elected IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

Table of Contents

               Living Benefit Defined Terms.................  B-1
               IncomeLOCK Plus..............................  B-2
               Fee Table....................................  B-2
               IncomeLOCK Plus Fee Formula..................  B-2
               IncomeLOCK Plus Features.....................  B-3
               IncomeLOCK Plus Options......................  B-6
               Withdrawals under the Living Benefits........  B-9
               Death Benefits under IncomeLOCK Plus......... B-10

               IncomeLOCK Plus Endorsements Issued Prior to
                 February 25, 2013.......................... B-11
               Fee Tables................................... B-11
               IncomeLOCK Plus Features..................... B-11
               IncomeLOCK Plus Options...................... B-15
               Surrender of Account Value................... B-16
               Loans........................................ B-16

               IncomeLOCK................................... B-16
               Extension Offer.............................. B-17
               Fee Table.................................... B-17
               IncomeLOCK Features.......................... B-17
               Surrender of Account Value................... B-21
               Death Benefits............................... B-22
               Loans........................................ B-23

Living Benefit Defined Terms

Anniversary Value -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

Benefit Anniversary -- the first day of each Benefit Year.

Benefit Base -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

Benefit Quarter Anniversary -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

Covered Person(s) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

Eligible Purchase Payments -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

Endorsement Date -- the date we issued the Living Benefit endorsement to your Contract.

Excess Withdrawal -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

Income Credit -- is an amount that may be added to the Benefit Base during the Income Credit Period.

Income Credit Base -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

Income Credit Percentage -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

Income Credit Period -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

--------------------------------------------------------------------------------


Ineligible Purchase Payments -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

Minimum Benefit Base -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

Protected Income Payment -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

IncomeLOCK Plus

The IncomeLOCK Plus Living Benefit is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Fee Table

The fees applicable to this Living Benefit are described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

The IncomeLOCK Plus fees are assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

                                                               Maximum
                                                              Annualized
                                  Initial  Maximum  Minimum    Fee Rate
                                   Annual   Annual   Annual    Decrease
       Number of Covered Persons  Fee Rate Fee Rate Fee Rate or Increase*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables" in this prospectus. For the formula of how the fee is calculated, see "IncomeLock Plus Fee Formula" below.

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

IncomeLOCK Plus Fee Formula

The fee for IncomeLOCK Plus is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

--------------------------------------------------------------------------------



The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

Initial Annual Fee Rate + [0.05% x (Value of the VIX as of Market Close on each day the fee is calculated - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this Appendix for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in this prospectus).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

--------------------------------------------------------------------------------


If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for more information regarding your investment restrictions.


Investment Group             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
Investment                  30%-Minimum                        0%-Minimum                         0%-Minimum
Restrictions               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
Variable Account  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
Options           Short-Term Fixed Account          American Beacon Bridgeway           Ariel Fund
and/or            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
Fixed Accounts    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Money Market I Fund    Blue Chip Growth Fund               Health Sciences Fund
                  Government Money Market II Fund   Broad Cap Value Income Fund         International Opportunities Fund
                  Government Securities Fund        Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                  Inflation Protected Fund          Conservative Growth Lifestyle Fund    Strategy Fund
                  International Government          Core Equity Fund                    Mid Cap Growth Fund
                    Bond Fund                       Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Foreign Value Fund                  Science and Technology Fund
                    Grade Fund                      Global Social Awareness Fund        Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Global Strategy Fund                Small Cap Fund
                                                    Growth Fund                         Small Cap Growth Fund
                                                    Growth & Income Fund                Small Cap Index Fund
                                                    High Yield Bond Fund                Small Cap Special Values Fund
                                                    International Equities Index Fund
                                                    International Growth Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the

--------------------------------------------------------------------------------

requirements of Title I of ERISA. This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.

IncomeLOCK Plus Options

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          Covered Person
                      -----------------------------------
                                          Minimum Maximum
                                            Age     Age
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                Covered Person #1 Covered Person #2
                ---------------------------------------------------
                                Minimum  Maximum  Minimum  Maximum
                                  Age      Age      Age      Age
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

--------------------------------------------------------------------------------


If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 IncomeLOCK +6

-----------------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
     Age of Covered Person at First          Income       Income        Income        Custom
              Withdrawal                    Option 1     Option 2      Option 3     Allocation
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

--------------------------------------------------------------------------------


Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, provided no withdrawals are taken prior to that anniversary.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. Your Benefit Base and Income Credit Base will not increase if your Account Value was higher on days other than the Benefit Anniversary.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

--------------------------------------------------------------------------------


   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

Withdrawals under the Living Benefits

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

You should not elect a Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

Benefit Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any

--------------------------------------------------------------------------------

Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Protected Income Payment: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

If an Excess Withdrawal reduces your Account Value to zero, no further benefits are payable under the Contract and your Contract along with IncomeLOCK Plus will terminate.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

Death Benefits under IncomeLOCK Plus

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

--------------------------------------------------------------------------------


If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

For more information on death benefits, see "Death Benefits" in the prospectus.

IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in this Appendix under the heading "IncomeLOCK Plus" above applies to your Living Benefit except the following:

Fee Tables

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./1/

For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           Maximum
                                                         Annualized
                                              Maximum     Fee Rate
             Number of Covered   Initial Fee   Annual     Decrease
                 Persons            Rate     Fee Rate/2/ or Increase
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of

--------
/1/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "IncomeLOCK Plus -- IncomeLOCK Plus Options" in this Appendix.
/2/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "IncomeLOCK Plus -- IncomeLOCK Plus Fee Formula" in this Appendix.
/3/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the MAWP and the second percentage represents the PIPP for each of the options shown.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 IncomeLOCK +6

---------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
    Age of Covered Person at First         Income    Income       Income       Custom
              Withdrawal                  Option 1  Option 2     Option 3    Allocation
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 IncomeLOCK +8

            -------------------------------------------------------
                   Number of Covered Persons
                             and                          MAWP
                Age of Covered Person at First            and
                          Withdrawal                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                 5.5% / 3%    5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                   5.5% / 4%    5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                    5% / 3%  4.5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                     5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                   6% / 3%  5.5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                      6% /4%  5.5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                  5.5% / 3%    5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                    5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:      30%/4/        Fixed Account Plus
        Bond, Cash    Minimum       Short-Term Fixed Account
        and            100%         Capital Conservation Fund
        Fixed         Maximum       Core Bond Fund
        Accounts                    Government Money Market I Fund
                                    Government Money Market II Fund
                                    Government Securities Fund
                                    Inflation Protected Fund
                                    International Government
                                      Bond Fund
                                    Strategic Bond Fund
                                    Vanguard Long-Term Investment
                                      Grade Fund
                                    Vanguard Long-Term
                                      Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/5/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------
/4/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/5/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of this Appendix for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in this Appendix for information about your Living Benefit.

IncomeLOCK Plus Options

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLock Plus Options."

--------
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLOCK Plus Options."

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Options -- Cancellation of IncomeLOCK Plus" under the heading "IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in this Appendix in the section titled "IncomeLOCK Plus Options -- Automatic Termination of IncomeLOCK Plus" under the heading "IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

Surrender of Account Value

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Loans

If you elected IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

IncomeLOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

--------------------------------------------------------------------------------


In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

Anniversary Value -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

Minimum Withdrawal Period ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

Extension Offer

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:

        Current Maximum Annual Fee Rate  Annual Fee Rate After Extension
        -------------------------------  -------------------------------
                    0.65%                             0.90%

As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

Fee Table

The IncomeLOCK fee is calculated as a percentage of the Benefit Base./6/

                      Fee Period  Maximum Annual Fee Rate
                      ----------  -----------------------
                      All years            0.90%/7/

The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

IncomeLOCK Features

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following

--------
/6/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/7/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Money Market I Fund
                                   Government Money Market II Fund
                                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/8/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/8/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

If you take a loan after your IncomeLOCK Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with this feature. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in this Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      Initial
                                           MAWP         MWP          MAWP
                                           Prior       Prior          if
                                          to any      to Any      Extension
   Withdrawal                            Extension   Extension    is Elected
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/9/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------
/9/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/10/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./11/

Surrender of Account Value

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

--------
/10/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/11/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

Account Value: Any withdrawal reduces the Account Value by the amount of the withdrawal.

Benefit Base: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

Maximum Annual Withdrawal Amount (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

Minimum Withdrawal Period (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Death Benefits

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your

--------------------------------------------------------------------------------

spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

Loans

If you elected IncomeLOCK prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

                   Appendix C -- State Contract Variability
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Issue
   Prospectus                                Provision Availability or Variation                                  State
----------------------------------------------------------------------------------------------------------------------------
Annuity Date      You may switch to the Payout Period any time after your first Contract anniversary.            Florida
----------------------------------------------------------------------------------------------------------------------------
Free Look         If you are age 60 or older on the Contract issue date, the Free Look period is 30 days. If   California
                  you direct that the premium be invested in the Fixed Account, the Free Look amount is calculated as the Purchase Payments paid. If you direct that the premium be invested in
                  Variable Account Options, the Free Look amount is calculated as the greater of
                  (1) Purchase Payments or (2) the value of your Contract plus any fees paid on the day we received your request in good order.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 21 days and the amount is calculated as the value of your              Florida
                  Contract plus fees and charges on the day we receive your request in good order.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 20 days.                                                            North Dakota
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 0.50% for Qualified Contracts and 2.35% for                 California
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 2.0% for Non-Qualified Contracts based on total                Maine
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 3.5% for Non-Qualified Contracts based on contract            Nevada
                  value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       For the first $500,000 in the Contract, we deduct premium tax charges of 1.25% for          South Dakota
                  Non-Qualified Contracts based on total Purchase Payments when you begin the Payout
                  Period. For any amount in excess of $500,000 in the contract, we deduct front-end premium tax charges of 0.08% for Non-Qualified Contracts based on total Purchase
                  Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Qualified Contracts and 1.0% for                  West Virginia
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Non-Qualified Contracts based on total               Wyoming
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Surrender Charge  For Contracts issued to individuals in the State of Oregon, no surrender charge will be        Oregon
                  applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent
                  (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.
----------------------------------------------------------------------------------------------------------------------------



(C) 2018 American International Group, Inc.
All Rights Reserved.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director

For Series 1.20 to 13.20                                            May 1, 2018


Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.


Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A ("Separate Account") are paid from our general account (and not the Separate Account). Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.


--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 1, 2018, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options
--------------------------------------------------------------------------------


VALIC Company I Funds               VALIC Company II Funds              Public Funds
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Bridgeway Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    Government Money Market II Fund     T. Rowe Price Retirement 2015 Fund
Dividend Value Fund                 High Yield Bond Fund                T. Rowe Price Retirement 2020 Fund
Dynamic Allocation Fund             International Opportunities Fund    T. Rowe Price Retirement 2025 Fund
Emerging Economies Fund             Large Cap Value Fund                T. Rowe Price Retirement 2030 Fund
Foreign Value Fund                  Mid Cap Growth Fund                 T. Rowe Price Retirement 2035 Fund
Global Real Estate Fund             Mid Cap Value Fund                  T. Rowe Price Retirement 2040 Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2045 Fund
Global Strategy Fund                Small Cap Growth Fund               T. Rowe Price Retirement 2050 Fund
Government Money Market I Fund      Small Cap Value Fund                T. Rowe Price Retirement 2055 Fund
Government Securities Fund          Socially Responsible Fund           T. Rowe Price Retirement 2060 Fund
Growth Fund                         Strategic Bond Fund                 Vanguard Lifestrategy Conservative Growth Fund
Growth & Income Fund                                                    Vanguard Lifestrategy Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Moderate Growth Fund
Inflation Protected Fund                                                Vanguard Long-Term Investment-Grade Fund
International Equities Index Fund                                       Vanguard Long-Term Treasury Fund
International Government Bond Fund                                      Vanguard Wellington Fund
International Growth Fund                                               Vanguard Windsor II Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

Table of Contents
--------------------------------------------------------------------------------


                                                                 Page
                                                                 ----

Glossary of Terms...............................................   3

Fee Tables......................................................   4

Highlights......................................................   7

General Information.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

Fixed and Variable Account Options..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

Purchase Period.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

Transfers Between Investment Options............................  18
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  18
   Communicating Transfer or Reallocation Instructions..........  19
   Effective Date of Transfer...................................  19
   Transfers During the Payout Period...........................  20

Fees and Charges................................................  20
   Account Maintenance Charge...................................  20
   Surrender Charge.............................................  20
       Amount of Surrender Charge...............................  20
       10% Free Withdrawal......................................  20
       Exceptions to Surrender Charge...........................  21
   Premium Tax Charge...........................................  21
   Separate Account Charges.....................................  21
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  21
       Separate Account Expense Reimbursements or Credits.......  22
   Market Value Adjustment ("MVA")..............................  22
   Other Charges................................................  23

Payout Period...................................................  23
   Fixed Payout.................................................  23
   Assumed Investment Rate......................................  23
   Variable Payout..............................................  23
   Combination Fixed and Variable Payout........................  24
   Partial Annuitization........................................  24
   Payout Date..................................................  24
   Payout Options...............................................  24
   Payout Information...........................................  25


                                                                 Page
                                                                 ----

Surrender of Account Value......................................  25
   When Surrenders Are Allowed..................................  25
   Surrender Process............................................  25
   Amount That May Be Surrendered...............................  26
   Surrender Restrictions.......................................  26
   Partial Surrenders...........................................  26
   Systematic Withdrawals.......................................  27
   Distributions Required by Federal Tax Law....................  27

Exchange Privilege..............................................  27

Death Benefits..................................................  27
   The Process..................................................  27
   Beneficiary Information......................................  27
   Special Information for Nonqualified Contracts...............  28
   During the Purchase Period...................................  28
   Death Benefit Before Age 70..................................  28
   Death Benefit On or After Age 70.............................  28
   Adjusted Purchase Payment Amount.............................  28
   During the Payout Period.....................................  29

Other Contract Features.........................................  29
   Changes That May Not Be Made.................................  29
   Change of Beneficiary........................................  29
   Contingent Owner.............................................  29
   Cancellation -- The "Free Look" Period.......................  29
   We Reserve Certain Rights....................................  30
   Relationship to Employer's Plan..............................  30

Voting Rights...................................................  30
   Who May Give Voting Instructions.............................  30
   Determination of Fund Shares Attributable to Your Account....  30
       During the Purchase Period...............................  30
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  30
   How Fund Shares Are Voted....................................  30

Federal Tax Matters.............................................  31
   Types of Plans...............................................  31
   Tax Consequences in General..................................  31

Legal Proceedings...............................................  33

Financial Statements............................................  34

Table of Contents of Statement of Additional Information........  34

Appendix A -- Selected Purchase Unit Data....................... A-1

Appendix B -- Living Benefits................................... B-1

Appendix C -- State Contract Variability........................ C-1

Glossary of Terms
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

Annuity Service Center -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Code -- the Internal Revenue Code of 1986, as amended.

Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

Guided Portfolio Advantage/SM/ /Guided Portfolio Services(R) ("GPA" and "GPS", respectively) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.

Living Benefit -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, IncomeLOCK(R) +8 (together, "IncomeLOCK Plus") and IncomeLOCK(R) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

Purchase Unit -- a unit of interest owned by you in your Variable Account
Option.

Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option -- investment options that correspond to Separate Account Divisions available under the Contracts.

Fee Tables
--------------------------------------------------------------------------------

 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses


Maximum Surrender Charge (1)                                        5.00%
--------------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                              $75
--------------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized) (2)  0-3.5%
--------------------------------------------------------------------------


 The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

 Separate Account Charges


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (3)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (4)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC Company I Funds (34 Funds) (5)                                                     0.80
--------------------------------------------------------------------------------------------------
   VALIC Company II Funds (15 Funds) (5)                                                    0.55
--------------------------------------------------------------------------------------------------
   Public Funds
--------------------------------------------------------------------------------------------------
       American Beacon Bridgeway Large Cap Growth Fund, Investor Shares                     0.80
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund, Investor Shares                                             0.80
--------------------------------------------------------------------------------------------------
       Ariel Fund, Investor Shares                                                          0.80
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, R5 Shares                             0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2015 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2020 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2025 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2030 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2035 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2040 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2045 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2050 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2055 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2060 Fund, Advisor Shares                                   0.80
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      1.05
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   1.05
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          1.05
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.80
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.80
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            1.05
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            1.05
--------------------------------------------------------------------------------------------------


 Optional IncomeLOCK Plus Fee


 If you elected this optional Living Benefit feature, the fee for IncomeLOCK Plus is calculated as a percentage of the Benefit Base.(6)



 Number of Covered Persons  Initial Annual Fee Rate Maximum Annual Fee Rate(7)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

--------------------------------------------------------------------------------


 Underlying Mutual Fund Expenses

 The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund's fees and expenses is contained in the prospectus for each Mutual Fund.


Total Annual Mutual Fund Operating Expenses                                               Minimum  Maximum
-----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                             0.12%(8) 1.40%(8)
-----------------------------------------------------------------------------------------------------------

--------
 Footnotes to the Fee Tables

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."


 (2) If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Payout Period. See Premium Tax Charge section and Appendix C -- State Contract Variability.

 (3) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (4) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (5) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (6) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "IncomeLOCK Plus in Appendix B."

 (7) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula to calculate the fee, see "Appendix B."


                           Minimum Annual Maximum Annual Maximum Annualized Fee Rate
Number of Covered Persons     Fee Rate       Fee Rate       Decrease or Increase*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (8) The Mutual Fund with the highest operating expenses is the American Beacon Bridgeway Large Cap Growth Fund. The Fund's Manager has contractually agreed to waive fees and/or reimburse expenses through April 30, 2018 to the extent that Total Annual Fund Operating Expenses exceed 1.19% (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Mutual Fund with the lowest operating expenses is the Vanguard LifeStrategy Conservative Growth Fund (0.12%). While the Vanguard LifeStrategy Conservative Growth Fund is the underlying Fund with the minimum total operating expenses within the Contract, the Vanguard Long-Term Treasury Fund has the lowest combined total operating expenses and associated Separate Account Charges (0.20% and 0.80%, respectively).

--------------------------------------------------------------------------------

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes you invest in the Variable Account Option with the maximum total fund expenses (1.40%) and Separate Account Charges (0.80%) for total combined expenses of 2.20% (American Beacon Bridgeway Large Cap Growth Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $700  $1,219  $1,751   $2,670


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $238   $732   $1,251   $2,670



The second set of examples assumes you invest in the Variable Account Option with the minimum total fund expenses (0.20%) and Separate Account Charges (0.80%) for total combined expenses of 1.00% (Vanguard Long-Term Treasury Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $584   $863   $1,126   $1,371


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $117   $363    $626    $1,371



The third set of examples is applicable if you previously elected the IncomeLOCK Plus feature and assumes you invest in the Variable Account Option with the maximum total fund expenses (1.40%) and Separate Account Charges (0.80%) for total combined expenses of 2.20% (American Beacon Bridgeway Large Cap Growth Fund), and election of the IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $828  $1,963  $2,971   $5,038


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $372  $1,514  $2,522   $5,038




Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

For Purchase Unit data for each of the Variable Account Options offered by this prospectus, which includes annual beginning and ending unit values and the number of units outstanding at the end of each period, see "Appendix A -- Selected Purchase Unit Data."

Highlights
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 1.05% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


Living Benefits: A Living Benefit is a guaranteed minimum withdrawal benefit and is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. Living Benefits (IncomeLOCK +6, IncomeLOCK +8 and IncomeLOCK) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months. See the above mentioned section for exceptions to this procedure.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elected IncomeLOCK Plus, see Appendix B for limitations on your ability to take loans.

Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.


All material state variations are described in Appendix C.


 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information
--------------------------------------------------------------------------------

About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

American Home Assurance Company

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

--------------------------------------------------------------------------------


Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.


VALIC compensates affiliated financial advisors through various methods of compensation. One component of compensation includes commissions, which may be up to 6.00% of each Purchase Payment during the first-year of the contract, up to 0.85% of Purchase Payments in subsequent years, and up to 5.00% on increases in the amount of periodic Purchase Payments in the year of the increase. If you own a Contract within an employer-sponsored retirement plan, your financial advisor may receive other forms of compensation in addition to or as an alternative to commissions. If you purchase a Contract as an IRA or as a non-qualified Contract, your financial advisor is paid a commission in amounts similar to those referenced above.

VALIC also distributes its products through independent broker-dealers, some of which are appointed by an employer to provide services in a retirement plan. Whether offered in a retirement plan or as an IRA or a non-qualified Contract, VALIC will pay independent broker-dealers for services/sales through the payment of a commission up to 4.00% of each Purchase Payment and an annual trail (a reduced commission paid after the initial purchase).

For more information about how your financial advisor may be compensated, please contact your advisor.


In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

Administration of the Contracts

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.


Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website, our distribution partners, or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or our distribution partners or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

Fixed and Variable Account Options
--------------------------------------------------------------------------------

The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

Fixed Account Options


Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees under the Fixed Account Options are subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act.


      Fixed Account Options                Investment Objective
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.


Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. You may obtain current interest rates by calling the Annuity Service Center or speaking with your financial advisor. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed account options, VALIC will declare annual fixed account crediting rates each contract year, and this rate will never be lower than the minimum guarantee rate as referenced in your contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract was issued.


Variable Account Options

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elected a Living Benefit, as described in Appendix B below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as "Public Funds." If your Contract is a tax-deferred nonqualified

--------------------------------------------------------------------------------

annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. See the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment objective, strategies and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from VALIC at 1-800-448-2542 or online at www.valic.com.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options      Adviser/Sub-Adviser
------------------------    -------------------     ------------------------      -------------------

Domestic Large-Cap Equity Asset Class

 American Beacon          Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Bridgeway Large Cap     Advisors, Inc.                                     Sub-Adviser: Columbia
   Growth Fund            Sub-Adviser: Bridgeway                               Management Investment
                           Capital Management, Inc.                            Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: BNY Mellon and
                           Hanley, Mewhinney &                                 Janus Capital
                           Strauss, LLC ("Barrow                               Management LLC ("Janus")
                           Hanley")                                           Sub-Sub-Adviser: Perkins
                                                                               Investment Management LLC,
                                                                               an affiliate of Janus

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: BNY Mellon                             Sub-Adviser: SunAmerica
                           Asset Management North
                           America Corporation
                           ("BNY Mellon")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

--------------------------------------------------------------------------------


Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

Domestic Mid-Cap Equity Asset Class

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
                                                                               ("Allianz")

 Mid Cap Growth Fund      Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: Wells                                  Sub-Advisers: Boston Partners
                           Capital Management                                  Global Investors, Inc. d/b/a
                           Incorporated ("Wells                                Boston Partners and
                           Capital")                                           Wellington Management

 Mid Cap Index Fund       Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Adviser: Goldman Sachs
                                                                               Capital Management, LP
                                                                               ("Goldman Sachs")

Domestic Small-Cap Equity Asset Class

 Ariel Fund               Adviser: Ariel             Small Cap Index Fund     Adviser: VALIC
                          Investments, LLC                                    Sub-Adviser: SunAmerica

 Small Cap Aggressive     Adviser: VALIC             Small Cap Special        Adviser: VALIC
   Growth Fund            Sub-Adviser: Victory         Values Fund            Sub-Advisers: Wells Capital
                           Capital Management Inc.

 Small Cap Fund           Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Advisers: JPMIM, T.                             Sub-Advisers: JPMIM
                           Rowe Price and
                           Bridgeway Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC
                          Sub-Adviser: JPMIM

Global Equity Asset Class (International And Domestic)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

International Equity Asset Class

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
 Foreign Value Fund       Sub-Adviser: JPMIM           Fund                   Sub-Adviser: Morgan Stanley
                          Adviser: VALIC                                       Investment Management Inc.
                          Sub-Adviser: Templeton
                           Global Advisors Limited

--------------------------------------------------------------------------------


Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers

Specialty Asset Class

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           Advisers, Inc.              Fund
                           ("Invesco") and
                           Goldman Sachs
                          Sub-Sub-Adviser: Invesco
                           Asset Management
                           Limited, an affiliate
                           of Invesco
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

Hybrid Asset Class (Equity and Fixed Income)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2040 Fund
                          Investments LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2045 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2050 Fund

 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2055 Fund
                          AllianceBernstein L.P.
                          and SunAmerica

 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2060 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price
   Retirement 2030 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2035 Fund

Fixed Income Asset Class

 Capital Conservation     Adviser: VALIC             Government Money Market  Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      II Fund                Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Government Securities    Adviser: VALIC
                          Sub-Adviser: PineBridge      Fund                   Sub-Adviser: JPMIM

 Government Money Market  Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   I Fund                 Sub-Adviser: SunAmerica                             Sub-Adviser: PineBridge

--------------------------------------------------------------------------------

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options    Adviser/Sub-Adviser
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge



The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. See the VALIC Company I prospectus and Statement of Additional Information for details.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

Purchase Period
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        Initial Subsequent
                      Contract Type     Payment  Payment
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:


  . Accept the application and establish your account within 2 Business Days. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or


  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

--------------------------------------------------------------------------------


Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

When Your Account Will Be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

--------------------------------------------------------------------------------


The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (equals)
             All Purchase Payments made to the Fixed Account Options
         +   (plus)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (plus)
             All interest earned
         -   (minus)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I or II Fund, will lose value.

Premium Enhancement Credit

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

--------------------------------------------------------------------------------

rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

Stopping Purchase Payments

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

Transfers Between Investment Options
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

--------------------------------------------------------------------------------


We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

Fixed Account Option            Value         Frequency                            Other Restrictions
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

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Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                        % of Account Value                     Frequency
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

Fees and Charges
--------------------------------------------------------------------------------

By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

Account Maintenance Charge


During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed pro-rata among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.


The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

Surrender Charge

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10%

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premature distribution tax penalty for taking a withdrawal prior to age 59 1/2.
See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

  . For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge


Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. See Appendix C for variations of the premium tax charge that may be applicable in your state.


Separate Account Charges


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.55% to 1.05% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will

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allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

Market Value Adjustment ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative,

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based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

Other Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

Payout Period
--------------------------------------------------------------------------------


The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Account Options upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Fixed and Variable Account Options, a combination fixed and variable payout option will be applied.


Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you

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select. For additional information on how Payout Payments and Payout Unit
Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

24

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3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.


4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment the first Payout Payment will be made to the second designated person. If both the Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.


5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

Surrender of Account Value
--------------------------------------------------------------------------------

When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.


Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In addition, we may defer making payments from of the Fixed Account Options for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.


Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information

                                                                             25

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required in other approved media, and submit it to our Home Office or Annuity
Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (equals)  Your Account Value(1)
                 Surrender                    - (minus)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.


There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option).


Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the Louisiana Optional Retirement Plan, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (divided  next computed after the
          Variable Account Option    by)       written request for
                 + (plus)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

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--------------------------------------------------------------------------------


Systematic Withdrawals

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

Exchange Privilege
--------------------------------------------------------------------------------

From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Death Benefits
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death or a written statement by an attending physician. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.



If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  .   In the form of an annuity under any of the Payout Options;

  .   In partial payments over the Beneficiary's life expectancy; or

  . In a manner mutually agreeable between the Beneficiary and VALIC that is in accordance with applicable laws and regulations.

Payment of any death benefits must be within the time limits set by federal tax law, if any. In the case of an IRA, a spousal Beneficiary

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may continue the Contract or may roll the funds over to an IRA. If the
Beneficiary elects a life annuity for a designated or fixed period, the guarantee period cannot exceed the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

Special Information for Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be assigned to the contingent owner, if any, or to the Contract Owner's estate. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Contract Owner may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Death Benefit Before Age of 70

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:



             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
         or
             100% of Purchase Payments invested in Fixed
             Account Option
             - (minus)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option





Step 2:  Determine your Variable Account Option Value by taking the greater of:



            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
        or
            100% of Purchase Payments invested in Variable
            Account Options
            - (minus)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
            + (plus)
            Interest at an annual rate as specified in your Contract





Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if the total amount of any death benefit exceeds the Account Value.

Death Benefit On or After Age 70

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:



             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (minus)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option



Adjusted Purchase Payment Amount

The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

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If the total amount of any death benefit payable from the Fixed and Variable
Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:



           A. 100% of Purchase Payments
           -  (minus)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (plus)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).



Each "Gross Withdrawal" is calculated by multiplying the Adjusted Purchase Payment Amount by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.



During the Payout Period

If the Annuitant dies during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under the Contract and/or under federal tax law, including additional permitted delays before beginning distributions, as well as being able to continue the Contract as their own and not as a beneficiary account.




Other Contract Features
--------------------------------------------------------------------------------

Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The "Free Look" Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the

--------------------------------------------------------------------------------


Company within 20 days after it is received. (A longer period will be allowed if required under state law.) See "Appendix C -- State Contract Variability." The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. Generally, the amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. Additionally, all Contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your Contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your Contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the Account Value on the day we receive your request in good order at the Annuity Service Center. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.


We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Voting Rights
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the

--------------------------------------------------------------------------------


instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote. In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.



In the event that shares of a Fund are owned by VALIC or an affiliated insurance company for their own benefit, such shares will be voted proportionally based on instructions received from Contract Owners.


Federal Tax Matters
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program.

--------------------------------------------------------------------------------

After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers. The Disaster Tax Relief and Airport and Airway Extension Act of 2017 and the Bipartisan Budget Act of 2018 provided relief from the 10% early withdrawal penalty tax for qualified hurricane distributions and qualified wildfire distributions from retirement funds.


On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or

--------------------------------------------------------------------------------

other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.


Legal Proceedings
--------------------------------------------------------------------------------



At April 23, 2018, the Company was defending an appeal with respect to a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The litigation concerns a contractual dispute regarding whether the WV Boards were entitled in 2008 to the immediate and complete withdrawal of funds invested in an annuity product issued by VALIC. In 2016, the parties stipulated to resolve the matter through final and non-appealable arbitration before an arbitration panel composed of three West Virginia Business Court judges. The panel issued its decision on April 28, 2017, and no recovery was awarded to the WV Boards. Thereafter, the claims against VALIC were dismissed and the Company's accrual for this contingent liability was reversed. In May 2017, notwithstanding the parties' stipulation that the arbitral decision would be final and non-appealable, the WV Boards appealed the arbitration decision to the West Virginia Supreme Court of Appeals. The appeal remains pending.



Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 23, 2018, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company's statutory financial statements.

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Financial Statements
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                      Page
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            Page
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  23
                Experts....................................  23
                Comments on Financial Statements...........  23

                   Appendix A -- Selected Purchase Unit Data
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*


                                                                   Number of
                                                  Unit     Unit      Units
                                                Value at   Value  Outstanding
                                                Beginning at End   at End of
   Fund Name                               Year  of Year  of Year    Year
   ---------                               ---- --------- ------- -----------
   VALIC Company I
     Asset Allocation Fund (Division 5)    2017   8.376    9.411    2,703,539
                                           2016   7.868    8.376    2,775,268
                                           2015   7.968    7.868    3,067,545
                                           2014   7.623    7.968    3,209,845
                                           2013   6.627    7.623    3,288,829
                                           2012   5.895    6.627    3,319,307
                                           2011   5.888    5.895    3,029,788
                                           2010   5.180    5.888    2,746,725
                                           2009   4.225    5.180    2,642,382
                                           2008   5.467    4.225    2,229,129
     Blue Chip Growth Fund (Division 72)   2017   1.932    2.611   46,668,990
                                           2016   1.931    1.932   53,314,322
                                           2015   1.753    1.931   57,536,340
                                           2014   1.619    1.753   54,618,367
                                           2013   1.156    1.619   55,183,506
                                           2012   0.987    1.156   64,539,346
                                           2011   0.980    0.987   68,858,835
                                           2010   0.850    0.980   85,079,813
                                           2009   0.599    0.850  149,343,628
                                           2008   1.057    0.599  121,401,907
     Broad Cap Value Income Fund
      (Division 75)                        2017   1.948    2.283    3,875,786
                                           2016   1.725    1.948    3,938,558
                                           2015   1.762    1.725    4,037,846
                                           2014   1.652    1.762    4,011,853
                                           2013   1.220    1.652    3,646,084
                                           2012   1.079    1.220    3,746,213
                                           2011   1.070    1.079    4,630,772
                                           2010   0.942    1.070    3,600,540
                                           2009   0.758    0.942    3,646,121
                                           2008   1.166    0.758    3,526,886
     Capital Conservation Fund
      (Division 7)                         2017   3.937    4.043    9,979,622
                                           2016   3.880    3.937    9,693,257
                                           2015   3.903    3.880   12,155,846
                                           2014   3.712    3.903   13,410,386
                                           2013   3.883    3.712   13,272,130
                                           2012   3.643    3.833   13,673,593
                                           2011   3.438    3.643   10,330,789
                                           2010   3.213    3.438    8,481,323
                                           2009   2.918    3.213    6,330,564
                                           2008   3.032    2.918    6,130,802
     Core Equity Fund (Division 15)        2017   3.820    4.586    9,929,189
                                           2016   3.416    3.820   10,612,389
                                           2015   3.508    3.416   11,688,280
                                           2014   3.171    3.508   13,726,086
                                           2013   2.370    3.171   14,736,763
                                           2012   2.092    2.370   15,886,708
                                           2011   2.119    2.092   17,481,863
                                           2010   1.893    2.119   18,841,998
                                           2009   1.547    1.893   20,044,985
                                           2008   2.479    1.547   20,940,813
     Dividend Value Fund (Division 21)     2017   3.196    3.744   26,229,722
                                           2016   2.761    3.196   25,167,562
                                           2015   2.801    2.761   22,170,302
                                           2014   2.585    2.801   29,533,269
                                           2013   2.004    2.585   32,936,109
                                           2012   1.794    2.004   48,690,821
                                           2011   1.672    1.794   34,436,195
                                           2010   1.478    1.672   23,966,078
                                           2009   1.252    1.478   22,646,853
                                           2008   1.948    1.252   18,379,431


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     Dynamic Allocation Fund
      (Division 103)                      2017   1.184    1.412    6,859,141
                                          2016   1.139    1.184    8,428,933
                                          2015   1.203    1.139    7,989,894
                                          2014   1.163    1.203    7,280,091
                                          2013   0.998    1.163    4,017,123
                                          2012      --    0.998           --
     Emerging Economies Fund
      (Division 87)                       2017   0.863    1.209  103,346,719
                                          2016   0.780    0.863  109,344,226
                                          2015   0.920    0.780  113,355,104
                                          2014   0.982    0.920  109,004,040
                                          2013   1.018    0.982  119,271,330
                                          2012   0.864    1.018  108,744,331
                                          2011   1.001    0.864   51,191,137
                                          2010   0.907    1.001   45,372,388
                                          2009   0.705    0.907   48,075,251
                                          2008   1.319    0.705   50,955,540
     Foreign Value Fund (Division 89)     2017   1.322    1.534  106,904,924
                                          2016   1.189    1.322  111,182,516
                                          2015   1.293    1.189  119,137,279
                                          2014   1.474    1.293  125,974,551
                                          2013   1.178    1.474  128,771,464
                                          2012   1.000    1.178  159,811,267
                                          2011   1.158    1.000  191,379,130
                                          2010   1.085    1.158  202,902,133
                                          2009   0.742    1.085  162,783,774
                                          2008   1.350    0.742  133,656,004
     Global Real Estate Fund
      (Division 101)                      2017   1.360    1.535   28,402,001
                                          2016   1.340    1.360   32,587,723
                                          2015   1.351    1.340   34,725,705
                                          2014   1.215    1.351   35,821,797
                                          2013   1.171    1.215   37,613,613
                                          2012   0.901    1.171   38,207,822
                                          2011   0.988    0.901   38,784,368
                                          2010   0.842    0.988   41,079,916
                                          2009   0.644    0.842   50,851,685
                                          2008      --    0.644   49,429,780
     Global Social Awareness Fund
      (Division 12)                       2017   6.164    7.503   18,504,114
                                          2016   5.809    6.164   19,785,681
                                          2015   5.875    5.809   18,478,241
                                          2014   5.485    5.875   21,936,025
                                          2013   4.291    5.485   23,044,498
                                          2012   3.687    4.291   15,692,060
                                          2011   3.962    3.687   20,870,012
                                          2010   3.558    3.962   20,306,764
                                          2009   2.726    3.558   22,719,887
                                          2008   4.579    2.726   39,523,029
     Global Strategy Fund (Division 88)   2017   1.925    2.168   41,336,451
                                          2016   1.843    1.925   48,031,562
                                          2015   1.950    1.843   58,213,955
                                          2014   1.930    1.950   64,156,043
                                          2013   1.638    1.930   70,470,493
                                          2012   1.381    1.638   58,148,482
                                          2011   1.424    1.381   74,366,594
                                          2010   1.285    1.424   83,586,363
                                          2009   1.045    1.285   64,106,781
                                          2008   1.330    1.045   65,738,597

--------

* The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this Division was added to Portfolio Director. The 2011 data for the Invesco Balanced- Risk Commodity Strategy Fund begins on November 1, 2011, the date this Division was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund (later referred to as the American Beacon Bridgeway Large Cap Growth II Fund) reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this Division was added to Portfolio Director. While the T. Rowe Price Retirement Funds were added as Divisions on
   December 17, 2014, investments in the Divisions did not occur until 2015. On December 15, 2017, the American Beacon Bridgeway Large Cap Growth II Fund (formerly, the American Beacon Holland Large Cap Growth Fund) ("replaced option") merged with and into the American Beacon Bridgeway Large Cap Growth Fund ("surviving option"). The surviving option, American Beacon Bridgeway Large Cap Growth Fund, was added as a Variable Account Option in your prospectus on such date.

--------------------------------------------------------------------------------


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     Government Money Market I Fund
      (Division 6)                        2017   2.112    2.103   27,836,496
                                          2016   2.128    2.112   30,108,960
                                          2015   2.145    2.128   30,958,771
                                          2014   2.162    2.145   30,858,968
                                          2013   2.180    2.162   32,170,825
                                          2012   2.197    2.180   34,180,357
                                          2011   2.214    2.197   37,244,115
                                          2010   2.232    2.214   37,036,338
                                          2009   2.243    2.232   38,529,468
                                          2008   2.211    2.243   41,978,622
     Government Securities Fund
      (Division 8)                        2017   3.779    3.825    7,439,592
                                          2016   3.763    3.779    6,853,858
                                          2015   3.763    3.763    6,317,921
                                          2014   3.594    3.763    8,819,863
                                          2013   3.783    3.594   10,271,383
                                          2012   3.677    3.783    5,105,585
                                          2011   3.377    3.677    5,767,786
                                          2010   3.274    3.377    6,176,311
                                          2009   3.430    3.274    6,933,085
                                          2008   3.150    3.430    7,504,411
     Growth Fund (Division 78)            2017   1.829    2.363   69,694,788
                                          2016   1.759    1.829   76,170,605
                                          2015   1.720    1.759   84,823,150
                                          2014   1.566    1.720   92,211,430
                                          2013   1.204    1.566  101,783,455
                                          2012   1.056    1.204  113,100,856
                                          2011   1.071    1.056  119,892,004
                                          2010   0.913    1.071  128,731,317
                                          2009   0.674    0.913  135,951,401
                                          2008   1.126    0.674  140,357,001
     Growth & Income Fund (Division 16)   2017   3.986    4.788    4,279,534
                                          2016   3.613    3.986    4,503,230
                                          2015   3.645    3.613    5,404,257
                                          2014   3.219    3.645    5,453,330
                                          2013   2.446    3.219    5,533,649
                                          2012   2.175    2.446    5,583,790
                                          2011   2.293    2.175    6,162,402
                                          2010   2.058    2.293    6,362,314
                                          2009   1.703    2.058    6,209,783
                                          2008   2.715    1.703    6,157,735
     Health Sciences Fund (Division 73)   2017   4.166    5.276   24,679,409
                                          2016   4.691    4.166   28,170,167
                                          2015   4.198    4.691   33,138,867
                                          2014   3.216    4.198   31,849,086
                                          2013   2.147    3.216   30,959,994
                                          2012   1.643    2.147   29,124,619
                                          2011   1.499    1.643   27,174,951
                                          2010   1.305    1.499   26,728,588
                                          2009   1.000    1.305   27,359,821
                                          2008   1.432    1.000   26,863,873
     Inflation Protected Fund
      (Division 77)                       2017   1.313    1.365   40,600,098
                                          2016   1.275    1.313   36,311,332
                                          2015   1.325    1.275   37,973,525
                                          2014   1.297    1.325   41,623,703
                                          2013   1.405    1.297   41,180,429
                                          2012   1.311    1.405   35,720,669
                                          2011   1.200    1.311   33,786,493
                                          2010   1.109    1.200   31,215,988
                                          2009   1.020    1.109   28,157,455
                                          2008   1.086    1.020   20,725,276


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     International Equities Fund
      (Division 11)                       2017   1.895    2.338   64,929,452
                                          2016   1.887    1.895   67,112,189
                                          2015   1.921    1.887   62,229,553
                                          2014   2.048    1.921   68,354,407
                                          2013   1.735    2.048   77,093,753
                                          2012   1.495    1.735   94,381,661
                                          2011   1.734    1.495  105,632,807
                                          2010   1.611    1.734   96,504,216
                                          2009   1.253    1.611  102,283,340
                                          2008   2.232    1.253   99,483,288
     International Government Bond Fund
      (Division 13)                       2017   3.130    3.357    5,334,243
                                          2016   3.043    3.130    5,738,710
                                          2015   3.173    3.043    6,200,497
                                          2014   3.155    3.173    7,655,634
                                          2013   3.369    3.155    8,334,637
                                          2012   3.126    3.369    9,461,756
                                          2011   3.016    3.126   10,632,126
                                          2010   2.812    3.016   11,503,586
                                          2009   2.541    2.812   10,819,217
                                          2008   2.576    2.541   10,812,062
     International Growth Fund
      (Division 20)                       2017   2.742    3.472   38,779,932
                                          2016   2.842    2.742   42,317,862
                                          2015   2.879    2.842   54,107,463
                                          2014   3.006    2.879   61,702,352
                                          2013   2.510    3.006   67,638,921
                                          2012   2.105    2.510   84,008,080
                                          2011   2.353    2.105   82,221,742
                                          2010   2.106    2.353   91,816,115
                                          2009   1.569    2.106   86,628,894
                                          2008   2.726    1.569   77,628,544
     Large Cap Core Fund (Division 76)    2017   2.421    2.917   10,939,275
                                          2016   2.247    2.421   11,521,847
                                          2015   2.198    2.247   13,459,630
                                          2014   1.956    2.198   17,831,979
                                          2013   1.450    1.956   24,579,178
                                          2012   1.231    1.450   29,201,021
                                          2011   1.254    1.231   35,611,504
                                          2010   1.083    1.254   40,907,059
                                          2009   0.789    1.083   27,520,870
                                          2008   1.179    0.789   29,714,624
     Large Capital Growth Fund
      (Division 79)                       2017   1.815    2.315   35,053,682
                                          2016   1.724    1.815   38,092,544
                                          2015   1.738    1.724   41,672,564
                                          2014   1.572    1.738   45,847,731
                                          2013   1.204    1.572   50,049,687
                                          2012   1.080    1.204   55,597,210
                                          2011   1.160    1.080   62,767,308
                                          2010   1.012    1.160   67,951,552
                                          2009   0.778    1.012   74,628,729
                                          2008   1.276    0.778   76,395,739
     Mid Cap Index Fund (Division 4)      2017  22.942   26.380   23,460,833
                                          2016  19.172   22.942   26,287,857
                                          2015  19.821   19.172   28,332,101
                                          2014  18.262   19.821   30,799,266
                                          2013  13.829   18.262   32,952,897
                                          2012  11.862   13.829   38,090,098
                                          2011  12.202   11.862   39,921,504
                                          2010   9.742   12.202   43,005,635
                                          2009   7.102    9.742   38,606,775
                                          2008  11.344    7.102   37,372,986

--------------------------------------------------------------------------------


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     Mid Cap Strategic Growth Fund
      (Division 83)                       2017   2.141    2.682  19,915,910
                                          2016   1.967    2.141  21,375,231
                                          2015   2.037    1.967  24,461,549
                                          2014   1.989    2.037  29,305,737
                                          2013   1.446    1.989  33,531,986
                                          2012   1.335    1.446  32,918,150
                                          2011   1.443    1.335  37,897,861
                                          2010   1.153    1.443  41,566,403
                                          2009   0.790    1.153  42,720,011
                                          2008   1.534    0.790  41,439,895
     Nasdaq-100(R) Index Fund
      (Division 46)                       2017   1.358    1.783  38,749,698
                                          2016   1.282    1.358  38,015,720
                                          2015   1.184    1.282  38,870,638
                                          2014   1.005    1.184  37,415,804
                                          2013   0.774    1.005  35,643,374
                                          2012   0.636    0.744  37,994,816
                                          2011   0.623    0.636  35,029,223
                                          2010   0.524    0.623  33,740,780
                                          2009   0.340    0.524  34,980,305
                                          2008   0.595    0.340  26,571,733
     Science & Technology Fund
      (Division 17)                       2017   5.578    7.820  31,622,951
                                          2016   5.239    5.578  33,437,923
                                          2015   4.895    5.239  36,518,634
                                          2014   4.312    4.895  39,788,903
                                          2013   3.051    4.312  42,428,951
                                          2012   2.742    3.051  47,382,674
                                          2011   2.941    2.742  51,309,375
                                          2010   2.428    2.941  54,133,425
                                          2009   1.479    2.428  56,751,172
                                          2008   2.760    1.479  55,172,289
     Small Cap Aggressive Growth Fund
      (Division 86)                       2017   2.200    3.009   9,493,681
                                          2016   2.178    2.200  11,284,666
                                          2015   2.163    2.178  11,174,981
                                          2014   1.984    2.163  10,982,485
                                          2013   1.336    1.984  12,402,452
                                          2012   1.170    1.336  12,428,185
                                          2011   1.314    1.170  13,844,351
                                          2010   1.036    1.314  15,632,515
                                          2009   0.682    1.036  14,759,096
                                          2008   1.157    0.682  11,819,048
     Small Cap Fund (Division 18)         2017   5.174    5.888   9,311,876
                                          2016   4.524    5.174  10,798,072
                                          2015   4.789    4.524  11,200,480
                                          2014   4.642    4.789  13,085,549
                                          2013   3.332    4.642  14,333,305
                                          2012   2.899    3.332  17,007,958
                                          2011   2.945    2.899  18,852,093
                                          2010   2.291    2.945  17,940,866
                                          2009   1.799    2.291  18,691,230
                                          2008   2.759    1.799  18,545,437
     Small Cap Index Fund (Division 14)   2017   7.214    8.185  24,703,286
                                          2016   6.000    7.214  25,596,253
                                          2015   6.332    6.000  27,591,567
                                          2014   6.093    6.332  31,637,190
                                          2013   4.430    6.093  36,022,731
                                          2012   3.848    4.430  41,005,080
                                          2011   4.053    3.848  45,696,404
                                          2010   3.229    4.053  48,126,185
                                          2009   2.538    3.229  53,415,617
                                          2008   3.905    2.538  51,046,581


                                                               Number of
                                              Unit     Unit      Units
                                            Value at   Value  Outstanding
                                            Beginning at End   at End of
  Fund Name                            Year  of Year  of Year    Year
  ---------                            ---- --------- ------- ----------- -
    Small Cap Special Values Fund
     (Division 84)                     2017   2.000    2.207   25,264,812
                                       2016   1.553    2.000   26,963,564
                                       2015   1.634    1.553   29,684,815
                                       2014   1.540    1.634   34,359,721
                                       2013   1.117    1.540   40,586,198
                                       2012   0.983    1.117   43,588,455
                                       2011   1.043    0.983   49,791,875
                                       2010   0.865    1.043   46,636,396
                                       2009   0.663    0.865   48,348,174
                                       2008   1.036    0.663   48,100,392
    Small-Mid Growth Fund
     (Division 85)                     2017   1.616    2.048   13,718,218
                                       2016   1.625    1.616   14,845,861
                                       2015   1.649    1.625   16,195,708
                                       2014   1.496    1.649   18,281,914
                                       2013   1.119    1.496   19,836,932
                                       2012   1.011    1.119   21,533,958
                                       2011   1.066    1.011   24,151,885
                                       2010   0.851    1.066   25,389,324
                                       2009   0.609    0.851   26,519,296
                                       2008   1.018    0.609   25,613,348
    Stock Index Fund (Division 10)     2017  10.174   12.255   55,391,493
                                       2016   9.190   10.174   61,757,828
                                       2015   9.168    9.190   67,045,867
                                       2014   8.158    9.168   74,941,838
                                       2013   6.234    8.158   85,677,333
                                       2012   5.437    6.234   92,150,571
                                       2011   5.383    5.437   99,347,937
                                       2010   4.731    5.383  106,396,401
                                       2009   3.780    4.731  111,145,188
                                       2008   6.068    3.780   93,757,719
    Value Fund (Division 74)           2017   2.232    2.554    7,517,360
                                       2016   1.985    2.232    8,604,534
                                       2015   2.067    1.985    9,799,930
                                       2014   1.870    2.067   10,934,130
                                       2013   1.438    1.870   12,024,133
                                       2012   1.239    1.438   13,755,866
                                       2011   1.278    1.239   25,044,590
                                       2010   1.122    1.278   26,658,040
                                       2009   0.848    1.122   49,493,853
                                       2008   1.477    0.848   75,795,741
  VALIC Company II
    Aggressive Growth Lifestyle Fund
     (Division 48)                     2017   3.051    3.528   25,326,199
                                       2016   2.820    3.051   26,320,156
                                       2015   2.861    2.820   26,480,502
                                       2014   2.759    2.861   25,984,675
                                       2013   2.274    2.759   24,114,671
                                       2012   1.985    2.274   22,876,613
                                       2011   1.999    1.985   17,666,931
                                       2010   1.734    1.999   11,724,872
                                       2009   1.350    1.734   10,423,599
                                       2008   2.025    1.350    8,808,632
    Capital Appreciation Fund
     (Division 39)                     2017   1.802    2.217    3,140,122
                                       2016   1.775    1.802    3,482,066
                                       2015   1.687    1.775    3,900,077
                                       2014   1.562    1.687    4,607,486
                                       2013   1.154    1.562    4,975,017
                                       2012   0.984    1.154    5,670,425
                                       2011   1.009    0.984    5,861,490
                                       2010   0.887    1.009    6,782,811
                                       2009   0.674    0.887    6,938,458
                                       2008   1.214    0.674    6,446,024

--------------------------------------------------------------------------------


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     Conservative Growth Lifestyle Fund
      (Division 50)                       2017   2.830    3.103  11,255,331
                                          2016   2.669    2.830  11,200,886
                                          2015   2.720    2.669  11,995,677
                                          2014   2.639    2.720  12,201,020
                                          2013   2.426    2.639  11,996,925
                                          2012   2.181    2.426  10,075,821
                                          2011   2.120    2.181  12,981,590
                                          2010   1.879    2.120  10,541,653
                                          2009   1.563    1.879   8,730,081
                                          2008   1.924    1.563   7,340,616
     Core Bond Fund (Division 58)         2017   2.083    2.167  72,844,149
                                          2016   2.025    2.083  62,113,329
                                          2015   2.040    2.025  56,285,421
                                          2014   1.945    2.040  48,958,055
                                          2013   1.992    1.945  44,601,788
                                          2012   1.865    1.992  28,914,144
                                          2011   1.766    1.865  27,821,085
                                          2010   1.620    1.766  21,687,496
                                          2009   1.405    1.620   9,995,658
                                          2008   1.483    1.405   8,180,262
     Government Money Market II Fund
      (Division 44)                       2017   1.254    1.252  24,735,706
                                          2016   1.261    1.254  27,388,198
                                          2015   1.268    1.261  29,775,293
                                          2014   1.275    1.268  30,418,662
                                          2013   1.282    1.275  33,939,474
                                          2012   1.289    1.282  34,128,299
                                          2011   1.296    1.289  38,060,038
                                          2010   1.303    1.296  38,478,735
                                          2009   1.305    1.303  40,263,703
                                          2008   1.284    1.305  47,610,261
     High Yield Bond Fund (Division 60)   2017   2.768    2.971  26,711,252
                                          2016   2.465    2.768  25,917,930
                                          2015   2.573    2.465  22,728,765
                                          2014   2.516    2.573  20,201,893
                                          2013   2.405    2.516  17,431,423
                                          2012   2.126    2.405  17,095,444
                                          2011   2.047    2.126  16,213,219
                                          2010   1.813    2.047  17,154,143
                                          2009   1.271    1.813  20,415,499
                                          2008   1.860    1.271  19,488,366
     International Opportunities Fund
      (Division 33)                       2017   2.263    3.137  32,772,579
                                          2016   2.289    2.263  34,473,646
                                          2015   2.121    2.289  37,901,307
                                          2014   2.250    2.121  39,901,113
                                          2013   1.868    2.250  32,352,067
                                          2012   1.539    1.868  36,161,481
                                          2011   1.925    1.539  41,901,488
                                          2010   1.613    1.925  44,613,482
                                          2009   1.291    1.613  57,816,493
                                          2008   2.216    1.291  73,410,884
     Large Cap Value Fund (Division 40)   2017   3.223    3.688  10,481,141
                                          2016   2.768    3.223  10,251,169
                                          2015   2.863    2.768  12,514,024
                                          2014   2.600    2.863  12,457,421
                                          2013   1.931    2.600  13,798,109
                                          2012   1.661    1.931  14,666,290
                                          2011   1.746    1.661  16,738,210
                                          2010   1.515    1.746  17,449,668
                                          2009   1.382    1.515  19,825,218
                                          2008   2.196    1.382  21,736,549


                                                                   Number of
                                                  Unit     Unit      Units
                                                Value at   Value  Outstanding
                                                Beginning at End   at End of
   Fund Name                               Year  of Year  of Year    Year
   ---------                               ---- --------- ------- -----------
     Mid Cap Growth Fund (Division 37)     2017   1.978    2.588   7,105,106
                                           2016   1.900    1.978   6,713,360
                                           2015   1.928    1.900   7,755,450
                                           2014   1.897    1.928   9,069,731
                                           2013   1.456    1.897  10,826,059
                                           2012   1.315    1.456  11,102,533
                                           2011   1.393    1.315  13,429,593
                                           2010   1.147    1.393  14,857,122
                                           2009   0.803    1.147  18,440,364
                                           2008   1.512    0.803  18,467,909
     Mid Cap Value Fund (Division 38)      2017   6.078    6.919  23,276,220
                                           2016   5.358    6.078  27,508,281
                                           2015   5.465    5.358  29,973,459
                                           2014   5.149    5.465  31,054,066
                                           2013   3.852    5.149  34,604,306
                                           2012   3.181    3.852  39,740,801
                                           2011   3.507    3.181  46,427,884
                                           2010   2.885    3.507  43,359,711
                                           2009   2.121    2.885  57,728,237
                                           2008   3.479    2.121  62,370,901
     Moderate Growth Lifestyle Fund
      (Division 49)                        2017   3.105    3.508  31,674,065
                                           2016   2.880    3.105  32,356,708
                                           2015   2.923    2.880  32,714,629
                                           2014   2.819    2.923  32,610,660
                                           2013   2.431    2.819  30,398,261
                                           2012   2.150    2.431  27,927,208
                                           2011   2.135    2.150  20,461,065
                                           2010   1.869    2.135  16,247,558
                                           2009   1.490    1.869  13,538,857
                                           2008   2.030    1.490  11,142,644
     Small Cap Growth Fund (Division 35)   2017   2.882    4.054   5,251,622
                                           2016   2.687    2.882   4,885,251
                                           2015   2.735    2.687   5,521,926
                                           2014   2.750    2.735   5,978,751
                                           2013   1.872    2.750   6,583,752
                                           2012   1.675    1.872   6,611,494
                                           2011   1.758    1.675   7,410,549
                                           2010   1.322    1.758   7,939,435
                                           2009   0.965    1.322   7,026,763
                                           2008   1.709    0.965   6,163,487
     Small Cap Value Fund (Division 36)    2017   4.511    4.708  16,483,015
                                           2016   3.487    4.511  18,292,695
                                           2015   3.751    3.487  21,123,140
                                           2014   3.574    3.751  22,960,888
                                           2013   2.638    3.574  20,182,816
                                           2012   2.305    2.638  25,083,046
                                           2011   2.513    2.305  27,927,341
                                           2010   2.009    2.513  32,622,022
                                           2009   1.626    2.009  31,932,767
                                           2008   2.327    1.626  22,439,199
     Socially Responsible Fund
      (Division 41)                        2017   2.833    3.399  37,819,072
                                           2016   2.574    2.833  43,351,923
                                           2015   2.560    2.574  48,075,504
                                           2014   2.228    2.560  42,945,823
                                           2013   1.654    2.228  30,501,810
                                           2012   1.444    1.654  37,063,897
                                           2011   1.433    1.444  54,625,364
                                           2010   1.257    1.433  64,986,935
                                           2009   0.967    1.257  49,219,242
                                           2008   1.557    0.967  55,555,891

--------------------------------------------------------------------------------


                                                                    Number of
                                                   Unit     Unit      Units
                                                 Value at   Value  Outstanding
                                                 Beginning at End   at End of
  Fund Name                                 Year  of Year  of Year    Year
  ---------                                 ---- --------- ------- -----------
    Strategic Bond Fund (Division 59)       2017   2.900    3.080  38,139,997
                                            2016   2.695    2.900  36,715,779
                                            2015   2.764    2.695  35,296,785
                                            2014   2.674    2.764  37,036,796
                                            2013   2.681    2.674  37,385,284
                                            2012   2.399    2.681  39,526,003
                                            2011   2.312    2.399  37,914,456
                                            2010   2.094    2.312  34,423,137
                                            2009   1.671    2.094  31,778,845
                                            2008   1.959    1.671  28,014,096
  Public Funds
    American Beacon Bridgeway Large
     Cap Growth Fund (Division 90)          2017      --    1.014  33,158,137
    American Beacon Bridgeway Large
     Cap Growth Fund II (Division 70)       2017   1.809    2.271      17,390
                                            2016   1.790    1.809  15,566,507
                                            2015   1.697    1.790  17,553,869
                                            2014   1.599    1.697  18,871,725
                                            2013   1.219    1.599  21,072,272
                                            2012   1.095    1.219  24,374,008
                                            2011   1.068    1.095  25,370,025
                                            2010   0.945    1.068  26,865,665
                                            2009   0.685    0.945  27,020,289
                                            2008   1.059    0.685  25,774,376
    Ariel Appreciation Fund (Division 69)   2017   3.471    3.963  16,126,086
                                            2016   3.105    3.471  18,051,346
                                            2015   3.338    3.105  22,122,463
                                            2014   3.111    3.338  25,190,447
                                            2013   2.145    3.111  26,417,074
                                            2012   1.812    2.145  27,300,814
                                            2011   1.971    1.812  28,399,622
                                            2010   1.661    1.971  29,827,419
                                            2009   1.027    1.661  29,627,334
                                            2008   1.748    1.027  28,946,608
    Ariel Fund (Division 68)                2017   3.660    4.208  26,903,355
                                            2016   3.193    3.660  29,348,319
                                            2015   3.356    3.193  33,078,981
                                            2014   3.049    3.356  37,221,506
                                            2013   2.124    3.049  40,811,178
                                            2012   1.780    2.124  42,035,543
                                            2011   2.024    1.780  47,909,726
                                            2010   1.619    2.024  49,429,131
                                            2009   0.999    1.619  50,193,804
                                            2008   1.946    0.999  45,024,988
    Invesco Balanced-Risk Commodity
     Strategy Fund (Division 102)           2017   0.653    0.680  44,221,276
                                            2016   0.588    0.653  42,773,415
                                            2015   0.710    0.588  60,454,366
                                            2014   0.849    0.710  52,554,574
                                            2013   0.994    0.849  44,531,740
                                            2012   0.967    0.994  34,289,736
                                            2011      --    0.967     151,444
    T Rowe Price Retirement 2015 Fund
     (Division 104)                         2017   1.041    1.168     472,888
                                            2016   0.980    1.041     566,371
                                            2015      --    0.980      82,017
    T Rowe Price Retirement 2020 Fund
     (Division 105)                         2017   1.043    1.195   1,715,884
                                            2016   0.981    1.043     914,109
                                            2015      --    0.981     275,657
    T Rowe Price Retirement 2025 Fund
     (Division 106)                         2017   1.046    1.218   2,179,310
                                            2016   0.983    1.046     905,207
                                            2015      --    0.983     351,090
    T Rowe Price Retirement 2030 Fund
     (Division 107)                         2017   1.049    1.240   2,901,357
                                            2016   0.984    1.049   1,837,172
                                            2015      --    0.984     385,779


                                                                  Number of
                                                 Unit     Unit      Units
                                               Value at   Value  Outstanding
                                               Beginning at End   at End of
   Fund Name                              Year  of Year  of Year    Year
   ---------                              ---- --------- ------- -----------
     T Rowe Price Retirement 2035 Fund
      (Division 108)                      2017   1.050    1.256   1,732,904
                                          2016   0.986    1.050     986,040
                                          2015      --    0.986     213,447
     T Rowe Price Retirement 2040 Fund
      (Division 109)                      2017   1.050    1.267   1,748,062
                                          2016   0.986    1.050   1,004,776
                                          2015      --    0.986     172,957
     T Rowe Price Retirement 2045 Fund
      (Division 110)                      2017   1.051    1.273   1,668,360
                                          2016   0.986    1.051     599,486
                                          2015      --    0.986     152,302
     T Rowe Price Retirement 2050 Fund
      (Division 111)                      2017   1.051    1.273   1,190,509
                                          2016   0.986    1.051     564,017
                                          2015      --    0.986     103,899
     T Rowe Price Retirement 2055 Fund
      (Division 112)                      2017   1.051    1.272     354,534
                                          2016   0.986    1.051     165,454
                                          2015      --    0.986      76,310
     T Rowe Price Retirement 2060 Fund
      (Division 113)                      2017   1.051    1.273     243,097
                                          2016   0.986    1.051     127,339
                                          2015      --    0.986      39,039
     Vanguard LifeStrategy Conservative
      Growth Fund (Division 54)           2017   2.107    2.314   6,140,492
                                          2016   2.011    2.107   6,486,542
                                          2015   2.035    2.011   6,517,014
                                          2014   1.923    2.035   6,659,984
                                          2013   1.782    1.923   6,497,184
                                          2012   1.649    1.782   6,821,675
                                          2011   1.638    1.649   6,396,660
                                          2010   1.489    1.638   6,598,364
                                          2009   1.286    1.489   6,609,264
                                          2008   1.614    1.286   6,110,618
     Vanguard LifeStrategy Growth Fund
      (Division 52)                       2017   2.330    2.748  12,521,617
                                          2016   2.173    2.330  12,448,965
                                          2015   2.222    2.173  12,183,919
                                          2014   2.095    2.222  12,362,478
                                          2013   1.747    2.095  12,590,424
                                          2012   1.544    1.747  12,906,656
                                          2011   1.596    1.544  13,373,358
                                          2010   1.402    1.596  12,959,475
                                          2009   1.133    1.402  12,920,282
                                          2008   1.746    1.133  12,185,285
     Vanguard LifeStrategy Moderate
      Growth Fund (Division 53)           2017   2.273    2.588  14,173,953
                                          2016   2.144    2.273  14,091,187
                                          2015   2.179    2.144  13,659,443
                                          2014   2.057    2.179  14,339,189
                                          2013   1.806    2.057  14,664,820
                                          2012   1.633    1.806  15,303,121
                                          2011   1.646    1.633  15,183,482
                                          2010   1.468    1.646  14,224,933
                                          2009   1.233    1.468  16,238,248
                                          2008   1.695    1.233  14,971,811
     Vanguard Long-Term Investment-
      Grade Fund (Division 22)            2017   3.625    4.025  12,879,088
                                          2016   3.390    3.625  13,918,256
                                          2015   3.494    3.390  11,527,141
                                          2014   2.981    3.494  12,718,245
                                          2013   3.192    2.981  13,812,149
                                          2012   2.882    3.192  16,687,698
                                          2011   2.479    2.882  17,240,348
                                          2010   2.257    2.479  17,859,422
                                          2009   2.092    2.257  17,890,493
                                          2008   2.062    2.092  17,200,551

--------------------------------------------------------------------------------


                                                                 Number of
                                                Unit     Unit      Units
                                              Value at   Value  Outstanding
                                              Beginning at End   at End of
    Fund Name                            Year  of Year  of Year    Year
    ---------                            ---- --------- ------- -----------
      Vanguard Long-Term Treasury Fund
       (Division 23)                     2017   3.451    3.717   12,912,245
                                         2016   3.437    3.451   14,140,808
                                         2015   3.519    3.437   14,429,617
                                         2014   2.832    3.519   16,624,918
                                         2013   3.282    2.832   17,574,174
                                         2012   3.198    3.282   21,576,605
                                         2011   2.494    3.198   23,805,059
                                         2010   2.308    2.494   26,416,159
                                         2009   2.645    2.308   37,453,620
                                         2008   2.176    2.645   43,798,242
      Vanguard Wellington Fund
       (Division 25)                     2017   4.546    5.161   68,329,815
                                         2016   4.138    4.546   71,277,216
                                         2015   4.180    4.138   77,177,871
                                         2014   3.846    4.180   81,024,093
                                         2013   3.248    3.846   84,795,382
                                         2012   2.916    3.248   94,415,954
                                         2011   2.837    2.916  108,944,504
                                         2010   2.584    2.837  121,148,721
                                         2009   2.137    2.584  101,733,150
                                         2008   2.780    2.137  100,181,566


                                                             Number of
                                            Unit     Unit      Units
                                          Value at   Value  Outstanding
                                          Beginning at End   at End of
        Fund Name                    Year  of Year  of Year    Year
        ---------                    ---- --------- ------- -----------
          Vanguard Windsor II Fund
           (Division 24)             2017   4.269    4.933   74,936,854
                                     2016   3.804    4.269   82,594,226
                                     2015   3.972    3.804   92,279,579
                                     2014   3.611    3.972   98,076,554
                                     2013   2.792    3.611  100,554,099
                                     2012   2.417    2.792  108,172,730
                                     2011   2.379    2.417  122,759,875
                                     2010   2.173    2.379  134,595,533
                                     2009   1.728    2.173  147,608,674
                                     2008   2.759    1.728  127,389,564

                         Appendix B -- Living Benefits
--------------------------------------------------------------------------------

This Appendix provides information on IncomeLOCK +6, IncomeLOCK +8 (together, "IncomeLOCK Plus") and IncomeLOCK all of which are no longer available for purchase. Effective January 1, 2017, IncomeLOCK +6 is no longer available for purchase. Effective February 25, 2013, IncomeLOCK +8 was no longer available for purchase. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elected IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

Table of Contents

               Living Benefit Defined Terms.................  B-1
               IncomeLOCK Plus..............................  B-2
               Fee Table....................................  B-2
               IncomeLOCK Plus Fee Formula..................  B-2
               IncomeLOCK Plus Features.....................  B-3
               IncomeLOCK Plus Options......................  B-6
               Withdrawals under the Living Benefits........  B-9
               Death Benefits under IncomeLOCK Plus......... B-10

               IncomeLOCK Plus Endorsements Issued Prior to
                 February 25, 2013.......................... B-11
               Fee Tables................................... B-11
               IncomeLOCK Plus Features..................... B-11
               IncomeLOCK Plus Options...................... B-15
               Surrender of Account Value................... B-16
               Loans........................................ B-16

               IncomeLOCK................................... B-16
               Extension Offer.............................. B-17
               Fee Table.................................... B-17
               IncomeLOCK Features.......................... B-17
               Surrender of Account Value................... B-21
               Death Benefits............................... B-22
               Loans........................................ B-23

Living Benefit Defined Terms

Anniversary Value -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

Benefit Anniversary -- the first day of each Benefit Year.

Benefit Base -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

Benefit Quarter Anniversary -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

Covered Person(s) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

Eligible Purchase Payments -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

Endorsement Date -- the date we issued the Living Benefit endorsement to your Contract.

Excess Withdrawal -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

Income Credit -- is an amount that may be added to the Benefit Base during the Income Credit Period.

Income Credit Base -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

Income Credit Percentage -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

Income Credit Period -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

--------------------------------------------------------------------------------


Ineligible Purchase Payments -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

Minimum Benefit Base -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

Protected Income Payment -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

IncomeLOCK Plus

The IncomeLOCK Plus Living Benefit is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Fee Table

The fees applicable to this Living Benefit are described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

The IncomeLOCK Plus fees are assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

                                                               Maximum
                                                              Annualized
                                  Initial  Maximum  Minimum    Fee Rate
                                   Annual   Annual   Annual    Decrease
       Number of Covered Persons  Fee Rate Fee Rate Fee Rate or Increase*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables" in this prospectus. For the formula of how the fee is calculated, see "IncomeLock Plus Fee Formula" below.

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

IncomeLOCK Plus Fee Formula

The fee for IncomeLOCK Plus is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

--------------------------------------------------------------------------------



The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

Initial Annual Fee Rate + [0.05% x (Value of the VIX as of Market Close on each day the fee is calculated - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this Appendix for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in this prospectus).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

--------------------------------------------------------------------------------


If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for more information regarding your investment restrictions.


Investment Group             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
Investment                  30%-Minimum                        0%-Minimum                         0%-Minimum
Restrictions               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
Variable Account  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
Options           Short-Term Fixed Account          American Beacon Bridgeway           Ariel Fund
and/or            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
Fixed Accounts    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Money Market I Fund    Blue Chip Growth Fund               Health Sciences Fund
                  Government Money Market II Fund   Broad Cap Value Income Fund         International Opportunities Fund
                  Government Securities Fund        Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                  Inflation Protected Fund          Conservative Growth Lifestyle Fund    Strategy Fund
                  International Government          Core Equity Fund                    Mid Cap Growth Fund
                    Bond Fund                       Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Foreign Value Fund                  Science and Technology Fund
                    Grade Fund                      Global Social Awareness Fund        Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Global Strategy Fund                Small Cap Fund
                                                    Growth Fund                         Small Cap Growth Fund
                                                    Growth & Income Fund                Small Cap Index Fund
                                                    High Yield Bond Fund                Small Cap Special Values Fund
                                                    International Equities Index Fund
                                                    International Growth Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the

--------------------------------------------------------------------------------

requirements of Title I of ERISA. This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.

IncomeLOCK Plus Options

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          Covered Person
                      -----------------------------------
                                          Minimum Maximum
                                            Age     Age
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                Covered Person #1 Covered Person #2
                ---------------------------------------------------
                                Minimum  Maximum  Minimum  Maximum
                                  Age      Age      Age      Age
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

--------------------------------------------------------------------------------


If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 IncomeLOCK +6

-----------------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
     Age of Covered Person at First          Income       Income        Income        Custom
              Withdrawal                    Option 1     Option 2      Option 3     Allocation
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

--------------------------------------------------------------------------------


Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, provided no withdrawals are taken prior to that anniversary.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. Your Benefit Base and Income Credit Base will not increase if your Account Value was higher on days other than the Benefit Anniversary.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

--------------------------------------------------------------------------------


   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

Withdrawals under the Living Benefits

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

You should not elect a Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

Benefit Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any

--------------------------------------------------------------------------------

Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Protected Income Payment: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

If an Excess Withdrawal reduces your Account Value to zero, no further benefits are payable under the Contract and your Contract along with IncomeLOCK Plus will terminate.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

Death Benefits under IncomeLOCK Plus

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

--------------------------------------------------------------------------------


If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

For more information on death benefits, see "Death Benefits" in the prospectus.

IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in this Appendix under the heading "IncomeLOCK Plus" above applies to your Living Benefit except the following:

Fee Tables

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./1/

For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           Maximum
                                                         Annualized
                                              Maximum     Fee Rate
             Number of Covered   Initial Fee   Annual     Decrease
                 Persons            Rate     Fee Rate/2/ or Increase
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of

--------
/1/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "IncomeLOCK Plus -- IncomeLOCK Plus Options" in this Appendix.
/2/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "IncomeLOCK Plus -- IncomeLOCK Plus Fee Formula" in this Appendix.
/3/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the MAWP and the second percentage represents the PIPP for each of the options shown.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 IncomeLOCK +6

---------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
    Age of Covered Person at First         Income    Income       Income       Custom
              Withdrawal                  Option 1  Option 2     Option 3    Allocation
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 IncomeLOCK +8

            -------------------------------------------------------
                   Number of Covered Persons
                             and                          MAWP
                Age of Covered Person at First            and
                          Withdrawal                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                 5.5% / 3%    5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                   5.5% / 4%    5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                    5% / 3%  4.5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                     5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                   6% / 3%  5.5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                      6% /4%  5.5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                  5.5% / 3%    5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                    5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:      30%/4/        Fixed Account Plus
        Bond, Cash    Minimum       Short-Term Fixed Account
        and            100%         Capital Conservation Fund
        Fixed         Maximum       Core Bond Fund
        Accounts                    Government Money Market I Fund
                                    Government Money Market II Fund
                                    Government Securities Fund
                                    Inflation Protected Fund
                                    International Government
                                      Bond Fund
                                    Strategic Bond Fund
                                    Vanguard Long-Term Investment
                                      Grade Fund
                                    Vanguard Long-Term
                                      Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/5/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------
/4/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/5/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of this Appendix for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in this Appendix for information about your Living Benefit.

IncomeLOCK Plus Options

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLock Plus Options."

--------
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLOCK Plus Options."

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Options -- Cancellation of IncomeLOCK Plus" under the heading "IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in this Appendix in the section titled "IncomeLOCK Plus Options -- Automatic Termination of IncomeLOCK Plus" under the heading "IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

Surrender of Account Value

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Loans

If you elected IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

IncomeLOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

--------------------------------------------------------------------------------


In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

Anniversary Value -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

Minimum Withdrawal Period ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

Extension Offer

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:

        Current Maximum Annual Fee Rate  Annual Fee Rate After Extension
        -------------------------------  -------------------------------
                    0.65%                             0.90%

As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

Fee Table

The IncomeLOCK fee is calculated as a percentage of the Benefit Base./6/

                      Fee Period  Maximum Annual Fee Rate
                      ----------  -----------------------
                      All years            0.90%/7/

The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

IncomeLOCK Features

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following

--------
/6/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/7/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Money Market I Fund
                                   Government Money Market II Fund
                                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/8/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/8/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

If you take a loan after your IncomeLOCK Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with this feature. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in this Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      Initial
                                           MAWP         MWP          MAWP
                                           Prior       Prior          if
                                          to any      to Any      Extension
   Withdrawal                            Extension   Extension    is Elected
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/9/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------
/9/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/10/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./11/

Surrender of Account Value

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

--------
/10/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/11/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

Account Value: Any withdrawal reduces the Account Value by the amount of the withdrawal.

Benefit Base: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

Maximum Annual Withdrawal Amount (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

Minimum Withdrawal Period (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Death Benefits

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your

--------------------------------------------------------------------------------

spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

Loans

If you elected IncomeLOCK prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

                   Appendix C -- State Contract Variability
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Issue
   Prospectus                                Provision Availability or Variation                                  State
----------------------------------------------------------------------------------------------------------------------------
Annuity Date      You may switch to the Payout Period any time after your first Contract anniversary.            Florida
----------------------------------------------------------------------------------------------------------------------------
Free Look         If you are age 60 or older on the Contract issue date, the Free Look period is 30 days. If   California
                  you direct that the premium be invested in the Fixed Account, the Free Look amount is calculated as the Purchase Payments paid. If you direct that the premium be invested in
                  Variable Account Options, the Free Look amount is calculated as the greater of
                  (1) Purchase Payments or (2) the value of your Contract plus any fees paid on the day we received your request in good order.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 21 days and the amount is calculated as the value of your              Florida
                  Contract plus fees and charges on the day we receive your request in good order.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 20 days.                                                            North Dakota
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 0.50% for Qualified Contracts and 2.35% for                 California
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 2.0% for Non-Qualified Contracts based on total                Maine
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 3.5% for Non-Qualified Contracts based on contract            Nevada
                  value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       For the first $500,000 in the Contract, we deduct premium tax charges of 1.25% for          South Dakota
                  Non-Qualified Contracts based on total Purchase Payments when you begin the Payout
                  Period. For any amount in excess of $500,000 in the contract, we deduct front-end premium tax charges of 0.08% for Non-Qualified Contracts based on total Purchase
                  Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Qualified Contracts and 1.0% for                  West Virginia
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Non-Qualified Contracts based on total               Wyoming
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Surrender Charge  For Contracts issued to individuals in the State of Oregon, no surrender charge will be        Oregon
                  applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent
                  (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.
----------------------------------------------------------------------------------------------------------------------------



(C) 2018 American International Group, Inc.
All Rights Reserved.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
PORTFOLIO DIRECTOR(R) PLUS, PORTFOLIO DIRECTOR 2, AND PORTFOLIO DIRECTOR

FOR SERIES 1.40 TO 12.40                                            May 1, 2018


PROSPECTUS

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.


Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A ("Separate Account") are paid from our general account (and not the Separate Account). Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.


--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 1, 2018, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------


VALIC COMPANY I FUNDS               VALIC COMPANY II FUNDS              PUBLIC FUNDS
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Bridgeway Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    Government Money Market II Fund     T. Rowe Price Retirement 2015 Fund
Dividend Value Fund                 High Yield Bond Fund                T. Rowe Price Retirement 2020 Fund
Dynamic Allocation Fund             International Opportunities Fund    T. Rowe Price Retirement 2025 Fund
Emerging Economies Fund             Large Cap Value Fund                T. Rowe Price Retirement 2030 Fund
Foreign Value Fund                  Mid Cap Growth Fund                 T. Rowe Price Retirement 2035 Fund
Global Real Estate Fund             Mid Cap Value Fund                  T. Rowe Price Retirement 2040 Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2045 Fund
Global Strategy Fund                Small Cap Growth Fund               T. Rowe Price Retirement 2050 Fund
Government Money Market I Fund      Small Cap Value Fund                T. Rowe Price Retirement 2055 Fund
Government Securities Fund          Socially Responsible Fund           T. Rowe Price Retirement 2060 Fund
Growth Fund                         Strategic Bond Fund                 Vanguard Lifestrategy Conservative Growth Fund
Growth & Income Fund                                                    Vanguard Lifestrategy Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Moderate Growth Fund
Inflation Protected Fund                                                Vanguard Long-Term Investment-Grade Fund
International Equities Index Fund                                       Vanguard Long-Term Treasury Fund
International Government Bond Fund                                      Vanguard Wellington Fund
International Growth Fund                                               Vanguard Windsor II Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                 PAGE
                                                                 ----

GLOSSARY OF TERMS...............................................   3

FEE TABLES......................................................   4

HIGHLIGHTS......................................................   7

GENERAL INFORMATION.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

FIXED AND VARIABLE ACCOUNT OPTIONS..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

PURCHASE PERIOD.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

TRANSFERS BETWEEN INVESTMENT OPTIONS............................  18
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  18
   Communicating Transfer or Reallocation Instructions..........  19
   Effective Date of Transfer...................................  19
   Transfers During the Payout Period...........................  20

FEES AND CHARGES................................................  20
   Account Maintenance Charge...................................  20
   Surrender Charge.............................................  20
       Amount of Surrender Charge...............................  20
       10% Free Withdrawal......................................  20
       Exceptions to Surrender Charge...........................  21
   Premium Tax Charge...........................................  21
   Separate Account Charges.....................................  21
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  21
       Separate Account Expense Reimbursements or Credits.......  22
   Market Value Adjustment ("MVA")..............................  22
   Other Charges................................................  23

PAYOUT PERIOD...................................................  23
   Fixed Payout.................................................  23
   Assumed Investment Rate......................................  23
   Variable Payout..............................................  23
   Combination Fixed and Variable Payout........................  24
   Partial Annuitization........................................  24
   Payout Date..................................................  24
   Payout Options...............................................  24
   Payout Information...........................................  25


                                                                 PAGE
                                                                 ----

SURRENDER OF ACCOUNT VALUE......................................  25
   When Surrenders Are Allowed..................................  25
   Surrender Process............................................  25
   Amount That May Be Surrendered...............................  26
   Surrender Restrictions.......................................  26
   Partial Surrenders...........................................  26
   Systematic Withdrawals.......................................  27
   Distributions Required by Federal Tax Law....................  27

EXCHANGE PRIVILEGE..............................................  27

DEATH BENEFITS..................................................  27
   The Process..................................................  27
   Beneficiary Information......................................  27
   Special Information for Nonqualified Contracts...............  28
   During the Purchase Period...................................  28
   Death Benefit Before Age 70..................................  28
   Death Benefit On or After Age 70.............................  28
   Adjusted Purchase Payment Amount.............................  28
   During the Payout Period.....................................  29

OTHER CONTRACT FEATURES.........................................  29
   Changes That May Not Be Made.................................  29
   Change of Beneficiary........................................  29
   Contingent Owner.............................................  29
   Cancellation -- The "Free Look" Period.......................  29
   We Reserve Certain Rights....................................  30
   Relationship to Employer's Plan..............................  30

VOTING RIGHTS...................................................  30
   Who May Give Voting Instructions.............................  30
   Determination of Fund Shares Attributable to Your Account....  30
       During the Purchase Period...............................  30
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  30
   How Fund Shares Are Voted....................................  30

FEDERAL TAX MATTERS.............................................  31
   Types of Plans...............................................  31
   Tax Consequences in General..................................  31

LEGAL PROCEEDINGS...............................................  33

FINANCIAL STATEMENTS............................................  34

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........  34

APPENDIX A -- SELECTED PURCHASE UNIT DATA....................... A-1

APPENDIX B -- LIVING BENEFITS................................... B-1

APPENDIX C -- STATE CONTRACT VARIABILITY........................ C-1

GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

ANNUITANT -- the individual (in most cases, you) to whom Payout Payments will be paid.

ANNUITY SERVICE CENTER -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

ASSUMED INVESTMENT RATE --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY -- the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CODE -- the Internal Revenue Code of 1986, as amended.

CONTRACT OWNER -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

GUIDED PORTFOLIO ADVANTAGE/SM/ /GUIDED PORTFOLIO SERVICES(R) ("GPA" AND "GPS", RESPECTIVELY) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

HOME OFFICE -- located at 2929 Allen Parkway, Houston, Texas 77019.

LIVING BENEFIT -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, IncomeLOCK(R) +8 (together, "IncomeLOCK Plus") and IncomeLOCK(R) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

MUTUAL FUND OR FUND -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

PARTICIPANT YEAR -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS -- annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

PAYOUT UNIT -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

PROOF OF DEATH -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

PURCHASE UNIT -- a unit of interest owned by you in your Variable Account
Option.

SYSTEMATIC WITHDRAWALS -- payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions available under the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

 THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS.

 CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES


Maximum Surrender Charge (1)                                        5.00%
--------------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                              $75
--------------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized) (2)  0-3.5%
--------------------------------------------------------------------------


 THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

 SEPARATE ACCOUNT CHARGES


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (3)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (4)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC COMPANY I FUNDS (34 FUNDS) (5)                                                     0.60
--------------------------------------------------------------------------------------------------
   VALIC COMPANY II FUNDS (15 FUNDS) (5)                                                    0.35
--------------------------------------------------------------------------------------------------
   PUBLIC FUNDS
--------------------------------------------------------------------------------------------------
       American Beacon Bridgeway Large Cap Growth Fund, Investor Shares                     0.60
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund, Investor Shares                                             0.60
--------------------------------------------------------------------------------------------------
       Ariel Fund, Investor Shares                                                          0.60
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, R5 Shares                             0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2015 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2020 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2025 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2030 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2035 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2040 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2045 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2050 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2055 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2060 Fund, Advisor Shares                                   0.60
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      0.85
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   0.85
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          0.85
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.60
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.60
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            0.85
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            0.85
--------------------------------------------------------------------------------------------------


 OPTIONAL INCOMELOCK PLUS FEE


 If you elected this optional Living Benefit feature, the fee for IncomeLOCK Plus is calculated as a percentage of the Benefit Base.(6)



 NUMBER OF COVERED PERSONS  INITIAL ANNUAL FEE RATE MAXIMUM ANNUAL FEE RATE(7)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

--------------------------------------------------------------------------------


 UNDERLYING MUTUAL FUND EXPENSES

 THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH MUTUAL FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                               MINIMUM  MAXIMUM
-----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                             0.12%(8) 1.40%(8)
-----------------------------------------------------------------------------------------------------------

--------
 FOOTNOTES TO THE FEE TABLES

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."


 (2) If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Payout Period. See Premium Tax Charge section and Appendix C -- State Contract Variability.

 (3) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (4) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (5) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (6) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "IncomeLOCK Plus in Appendix B."

 (7) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula to calculate the fee, see "Appendix B."


                           MINIMUM ANNUAL MAXIMUM ANNUAL MAXIMUM ANNUALIZED FEE RATE
NUMBER OF COVERED PERSONS     FEE RATE       FEE RATE       DECREASE OR INCREASE*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (8) The Mutual Fund with the highest operating expenses is the American Beacon Bridgeway Large Cap Growth Fund. The Fund's Manager has contractually agreed to waive fees and/or reimburse expenses through April 30, 2018 to the extent that Total Annual Fund Operating Expenses exceed 1.19% (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Mutual Fund with the lowest operating expenses is the Vanguard LifeStrategy Conservative Growth Fund (0.12%). While the Vanguard LifeStrategy Conservative Growth Fund is the underlying Fund with the minimum total operating expenses within the Contract, the Vanguard Long-Term Treasury Fund has the lowest combined total operating expenses and associated Separate Account Charges (0.20% and 0.60%, respectively).

--------------------------------------------------------------------------------

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes you invest in the Variable Account Option with the MAXIMUM total fund expenses (1.40%) and Separate Account Charges (0.60%) for total combined expenses of 2.00% (American Beacon Bridgeway Large Cap Growth Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $681  $1,161  $1,650   $2,465


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $218   $671   $1,150   $2,465



The second set of examples assumes you invest in the Variable Account Option with the MINIMUM total fund expenses (0.20%) and Separate Account Charges (0.60%) for total combined expenses of 0.80% (Vanguard Long-Term Treasury Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $565   $800   $1,018   $1,137


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $97    $300    $518    $1,137



The third set of examples is applicable if you previously elected the IncomeLOCK Plus feature and assumes you invest in the Variable Account Option with the MAXIMUM total fund expenses (1.40%) and Separate Account Charges (0.60%) for total combined expenses of 2.00% (American Beacon Bridgeway Large Cap Growth Fund), and election of the IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $809  $1,910  $2,887   $4,886


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $353  $1,458  $2,434   $4,886




Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

FOR PURCHASE UNIT DATA FOR EACH OF THE VARIABLE ACCOUNT OPTIONS OFFERED BY THIS PROSPECTUS, WHICH INCLUDES ANNUAL BEGINNING AND ENDING UNIT VALUES AND THE NUMBER OF UNITS OUTSTANDING AT THE END OF EACH PERIOD, SEE "APPENDIX A -- SELECTED PURCHASE UNIT DATA."

HIGHLIGHTS
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

PURCHASE REQUIREMENTS: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

RIGHT TO CANCEL: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


EXPENSES: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 0.85% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


LIVING BENEFITS: A Living Benefit is a guaranteed minimum withdrawal benefit and is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. Living Benefits (IncomeLOCK +6, IncomeLOCK +8 and IncomeLOCK) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

FEDERAL TAX INFORMATION: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

SURRENDER CHARGES: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months. See the above mentioned section for exceptions to this procedure.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

ACCESS TO YOUR MONEY: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


LOANS: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elected IncomeLOCK Plus, see Appendix B for limitations on your ability to take loans.

TRANSFERS: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

INCOME OPTIONS: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

DEATH BENEFITS: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

INQUIRIES: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.


ALL MATERIAL STATE VARIATIONS ARE DESCRIBED IN APPENDIX C.


 PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE DETAILED INFORMATION REGARDING THESE AND OTHER FEATURES AND BENEFITS OF THE CONTRACT, AS WELL AS THE RISKS OF
                                  INVESTING.

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

--------------------------------------------------------------------------------


UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.


VALIC compensates affiliated financial advisors through various methods of compensation. One component of compensation includes commissions, which may be up to 6.00% of each Purchase Payment during the first-year of the contract, up to 0.85% of Purchase Payments in subsequent years, and up to 5.00% on increases in the amount of periodic Purchase Payments in the year of the increase. If you own a Contract within an employer-sponsored retirement plan, your financial advisor may receive other forms of compensation in addition to or as an alternative to commissions. If you purchase a Contract as an IRA or as a non-qualified Contract, your financial advisor is paid a commission in amounts similar to those referenced above.


VALIC also distributes its products through independent broker-dealers, some of which are appointed by an employer to provide services in a retirement plan. Whether offered in a retirement plan or as an IRA or a non-qualified Contract, VALIC will pay independent broker-dealers for services/sales through the payment of a commission up to 4.00% of each Purchase Payment and an annual trail (a reduced commission paid after the initial purchase).

For more information about how your financial advisor may be compensated, please contact your advisor.


In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

ADMINISTRATION OF THE CONTRACTS

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.


Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website, our distribution partners, or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or our distribution partners or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

FIXED AND VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

FIXED ACCOUNT OPTIONS


Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees under the Fixed Account Options are subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act.


      FIXED ACCOUNT OPTIONS                INVESTMENT OBJECTIVE
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.


Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. You may obtain current interest rates by calling the Annuity Service Center or speaking with your financial advisor. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed account options, VALIC will declare annual fixed account crediting rates each contract year, and this rate will never be lower than the minimum guarantee rate as referenced in your contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract was issued.


VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elected a Living Benefit, as described in Appendix B below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as

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"Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. SEE THE SEPARATE FUND PROSPECTUSES FOR MORE DETAILED INFORMATION ON EACH FUND'S MANAGEMENT FEES AND TOTAL EXPENSES, INVESTMENT OBJECTIVE, STRATEGIES AND RISKS, AS WELL AS A HISTORY OF ANY CHANGES TO A FUND'S INVESTMENT ADVISER OR SUB-ADVISER. YOU SHOULD READ THE PROSPECTUSES CAREFULLY BEFORE INVESTING. ADDITIONAL COPIES ARE AVAILABLE FROM VALIC AT 1-800-448-2542 OR ONLINE AT WWW.VALIC.COM.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS      ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------      -------------------

DOMESTIC LARGE-CAP EQUITY ASSET CLASS

 American Beacon          Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Bridgeway Large Cap     Advisors, Inc.                                     Sub-Adviser: Columbia
   Growth Fund            Sub-Adviser: Bridgeway                               Management Investment
                           Capital Management, Inc.                            Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: BNY Mellon and
                           Hanley, Mewhinney &                                 Janus Capital
                           Strauss, LLC ("Barrow                               Management LLC ("Janus")
                           Hanley")                                           Sub-Sub-Adviser: Perkins
                                                                               Investment Management LLC,
                                                                               an affiliate of Janus

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: BNY Mellon                             Sub-Adviser: SunAmerica
                           Asset Management North
                           America Corporation
                           ("BNY Mellon")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

--------------------------------------------------------------------------------


VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

DOMESTIC MID-CAP EQUITY ASSET CLASS

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
                                                                               ("Allianz")

 Mid Cap Growth Fund      Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: Wells                                  Sub-Advisers: Boston Partners
                           Capital Management                                  Global Investors, Inc. d/b/a
                           Incorporated ("Wells                                Boston Partners and
                           Capital")                                           Wellington Management

 Mid Cap Index Fund       Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Adviser: Goldman Sachs
                                                                               Capital Management, LP
                                                                               ("Goldman Sachs")

DOMESTIC SMALL-CAP EQUITY ASSET CLASS

 Ariel Fund               Adviser: Ariel             Small Cap Index Fund     Adviser: VALIC
                          Investments, LLC                                    Sub-Adviser: SunAmerica

 Small Cap Aggressive     Adviser: VALIC             Small Cap Special        Adviser: VALIC
   Growth Fund            Sub-Adviser: Victory         Values Fund            Sub-Advisers: Wells Capital
                           Capital Management Inc.

 Small Cap Fund           Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Advisers: JPMIM, T.                             Sub-Advisers: JPMIM
                           Rowe Price and
                           Bridgeway Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC
                          Sub-Adviser: JPMIM

GLOBAL EQUITY ASSET CLASS (INTERNATIONAL AND DOMESTIC)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

INTERNATIONAL EQUITY ASSET CLASS

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
 Foreign Value Fund       Sub-Adviser: JPMIM           Fund                   Sub-Adviser: Morgan Stanley
                          Adviser: VALIC                                       Investment Management Inc.
                          Sub-Adviser: Templeton
                           Global Advisors Limited

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
VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS        ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers

SPECIALTY ASSET CLASS

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           Advisers, Inc.              Fund
                           ("Invesco") and
                           Goldman Sachs
                          Sub-Sub-Adviser: Invesco
                           Asset Management
                           Limited, an affiliate
                           of Invesco
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

HYBRID ASSET CLASS (EQUITY AND FIXED INCOME)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2040 Fund
                          Investments LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2045 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2050 Fund

 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2055 Fund
                          AllianceBernstein L.P.
                          and SunAmerica

 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2060 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price
   Retirement 2030 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2035 Fund

FIXED INCOME ASSET CLASS

 Capital Conservation     Adviser: VALIC             Government Money Market  Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      II Fund                Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Government Securities    Adviser: VALIC
                          Sub-Adviser: PineBridge      Fund                   Sub-Adviser: JPMIM

 Government Money Market  Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   I Fund                 Sub-Adviser: SunAmerica                             Sub-Adviser: PineBridge

--------------------------------------------------------------------------------

VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER     VARIABLE ACCOUNT OPTIONS    ADVISER/SUB-ADVISER
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge



The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        INITIAL SUBSEQUENT
                      CONTRACT TYPE     PAYMENT  PAYMENT
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:


  . Accept the application and establish your account within 2 Business Days. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or


  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

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Employer-Directed Account.  At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR FIXED ACCOUNT OPTIONS

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

--------------------------------------------------------------------------------


The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (EQUALS)
             All Purchase Payments made to the Fixed Account Options
         +   (PLUS)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (PLUS)
             All interest earned
         -   (MINUS)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

CALCULATION OF VALUE FOR VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I or II Fund, will lose value.

PREMIUM ENHANCEMENT CREDIT

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

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rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

STOPPING PURCHASE PAYMENTS

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

DURING THE PURCHASE PERIOD -- POLICY AGAINST MARKET TIMING AND FREQUENT
TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

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We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION            VALUE         FREQUENCY                            OTHER RESTRICTIONS
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

                                                                             19

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TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

PAYOUT OPTION                                        % OF ACCOUNT VALUE                     FREQUENCY
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------

By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

ACCOUNT MAINTENANCE CHARGE


During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed pro-rata among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.


The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10%

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premature distribution tax penalty for taking a withdrawal prior to age 59 1/2.
See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

  . For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

PREMIUM TAX CHARGE


Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. See Appendix C for variations of the premium tax charge that may be applicable in your state.


SEPARATE ACCOUNT CHARGES


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.35% to 0.85% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will

                                                                             21

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allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

MARKET VALUE ADJUSTMENT ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative,

22

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based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

OTHER CHARGES

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------


The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Account Options upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Fixed and Variable Account Options, a combination fixed and variable payout option will be applied.


FIXED PAYOUT

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you

                                                                             23

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select. For additional information on how Payout Payments and Payout Unit
Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

24

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3. LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.


4. JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment the first Payout Payment will be made to the second designated person. If both the Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.


5. PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------

WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.


Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In addition, we may defer making payments from of the Fixed Account Options for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.


SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information

--------------------------------------------------------------------------------

required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (EQUALS)  Your Account Value(1)
                 Surrender                    - (MINUS)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.


There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option).


SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the LOUISIANA OPTIONAL RETIREMENT PLAN, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (DIVIDED  next computed after the
          Variable Account Option    BY)       written request for
                 + (PLUS)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

--------------------------------------------------------------------------------


SYSTEMATIC WITHDRAWALS

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

DISTRIBUTIONS REQUIRED BY FEDERAL TAX LAW

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death or a written statement by an attending physician. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.



If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

  .   In a lump sum;

  .   In the form of an annuity under any of the Payout Options;

  .   In partial payments over the Beneficiary's life expectancy; or

  . In a manner mutually agreeable between the Beneficiary and VALIC that is in accordance with applicable laws and regulations.

Payment of any death benefits must be within the time limits set by federal tax law, if any. In the case of an IRA, a spousal Beneficiary

--------------------------------------------------------------------------------


may continue the Contract or may roll the funds over to an IRA. If the Beneficiary elects a life annuity for a designated or fixed period, the guarantee period cannot exceed the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

SPECIAL INFORMATION FOR NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be assigned to the contingent owner, if any, or to the Contract Owner's estate. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Contract Owner may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

DEATH BENEFIT BEFORE AGE OF 70

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:



             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
         OR
             100% of Purchase Payments invested in Fixed
             Account Option
             - (MINUS)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option





Step 2:  Determine your Variable Account Option Value by taking the greater of:



            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
        OR
            100% of Purchase Payments invested in Variable
            Account Options
            - (MINUS)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
            + (PLUS)
            Interest at an annual rate as specified in your Contract





Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if the total amount of any death benefit exceeds the Account Value.

DEATH BENEFIT ON OR AFTER AGE 70

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:



             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC
             OR
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (MINUS)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option



ADJUSTED PURCHASE PAYMENT AMOUNT

The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

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If the total amount of any death benefit payable from the Fixed and Variable
Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:



           A. 100% of Purchase Payments
           -  (MINUS)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (PLUS)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).



Each "Gross Withdrawal" is calculated by multiplying the Adjusted Purchase Payment Amount by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.



DURING THE PAYOUT PERIOD

If the Annuitant dies during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under the Contract and/or under federal tax law, including additional permitted delays before beginning distributions, as well as being able to continue the Contract as their own and not as a beneficiary account.



OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------

CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

CONTINGENT OWNER

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION -- THE "FREE LOOK" PERIOD

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the

--------------------------------------------------------------------------------


Company within 20 days after it is received. (A longer period will be allowed if required under state law.) See "Appendix C -- State Contract Variability." The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. Generally, the amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. Additionally, all Contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your Contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your Contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the Account Value on the day we receive your request in good order at the Annuity Service Center. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.


WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the

--------------------------------------------------------------------------------


instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote. In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.



In the event that shares of a Fund are owned by VALIC or an affiliated insurance company for their own benefit, such shares will be voted proportionally based on instructions received from Contract Owners.


FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program.

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After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers. The Disaster Tax Relief and Airport and Airway Extension Act of 2017 and the Bipartisan Budget Act of 2018 provided relief from the 10% early withdrawal penalty tax for qualified hurricane distributions and qualified wildfire distributions from retirement funds.


On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or

--------------------------------------------------------------------------------

other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.



LEGAL PROCEEDINGS
--------------------------------------------------------------------------------



At April 23, 2018, the Company was defending an appeal with respect to a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The litigation concerns a contractual dispute regarding whether the WV Boards were entitled in 2008 to the immediate and complete withdrawal of funds invested in an annuity product issued by VALIC. In 2016, the parties stipulated to resolve the matter through final and non-appealable arbitration before an arbitration panel composed of three West Virginia Business Court judges. The panel issued its decision on April 28, 2017, and no recovery was awarded to the WV Boards. Thereafter, the claims against VALIC were dismissed and the Company's accrual for this contingent liability was reversed. In May 2017, notwithstanding the parties' stipulation that the arbitral decision would be final and non-appealable, the WV Boards appealed the arbitration decision to the West Virginia Supreme Court of Appeals. The appeal remains pending.



Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 23, 2018, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company's statutory financial statements.

--------------------------------------------------------------------------------


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                      PAGE
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            PAGE
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  23
                Experts....................................  23
                Comments on Financial Statements...........  23

                   APPENDIX A -- SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC COMPANY I
    Asset Allocation Fund (Division 5)       2017 8.955   10.080      57,274
                                             2016 8.395    8.955      48,507
                                             2015 8.484    8.395      40,666
                                             2014 8.101    8.484      44,784
                                             2013 7.028    8.101      33,100
                                             2012 6.239    7.028      44,724
                                             2011 6.219    6.239      35,058
                                             2010 5.461    6.219      30,163
                                             2009 4.444    5.461      33,286
                                             2008 5.740    4.444      43,079
    Blue Chip Growth Fund (Division 72)      2017 1.996    2.702   1,756,271
                                             2016 1.991    1.996   1,633,843
                                             2015 1.804    1.991   1,864,727
                                             2014 1.663    1.804   1,672,004
                                             2013 1.185    1.663   1,793,342
                                             2012 1.009    1.185   1,756,039
                                             2011 1.000    1.009   1,897,960
                                             2010 0.866    1.000   1,776,518
                                             2009 0.609    0.866   7,431,040
                                             2008 1.072    0.609   6,036,349
    Broad Cap Value Income Fund
     (Division 75)                           2017 1.992    2.339     244,270
                                             2016 1.760    1.992     259,681
                                             2015 1.794    1.760     489,160
                                             2014 1.679    1.794     873,472
                                             2013 1.238    1.679     302,505
                                             2012 1.092    1.238     400,082
                                             2011 1.081    1.092     340,729
                                             2010 0.950    1.081     238,391
                                             2009 0.763    0.950     262,031
                                             2008 1.171    0.763     318,615
    Capital Conservation Fund (Division 7)   2017 4.189    4.310   1,089,295
                                             2016 4.120    4.189     615,127
                                             2015 4.137    4.120   1,559,864
                                             2014 3.927    4.137   1,105,834
                                             2013 4.046    3.927     342,960
                                             2012 3.838    4.046     943,773
                                             2011 3.614    3.838     413,124
                                             2010 3.372    3.614     248,567
                                             2009 3.055    3.372     289,907
                                             2008 3.169    3.055     325,510
    Core Equity Fund (Division 15)           2017 3.997    4.809     270,421
                                             2016 3.567    3.997     295,116
                                             2015 3.656    3.567     316,812
                                             2014 3.298    3.656     344,765
                                             2013 2.460    3.298     359,241
                                             2012 2.167    2.460     403,151
                                             2011 2.191    2.167     457,362
                                             2010 1.954    2.191     470,922
                                             2009 1.593    1.954     547,314
                                             2008 2.547    1.593     773,394
    Dividend Value Fund (Division 21)        2017 3.401    3.991     698,263
                                             2016 2.932    3.401     769,147
                                             2015 2.969    2.932     590,519
                                             2014 2.734    2.969     665,162
                                             2013 2.115    2.734     637,780
                                             2012 1.890    2.115   1,902,684
                                             2011 1.758    1.890   1,363,711
                                             2010 1.551    1.758     364,431
                                             2009 1.311    1.551     454,380
                                             2008 2.036    1.311     529,452


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
    Dynamic Allocation Fund (Division 103)   2017 1.194   1.427      484,334
                                             2016 1.146   1.194      554,339
                                             2015 1.208   1.146      574,571
                                             2014 1.166   1.208      628,529
                                             2013 0.998   1.166      583,498
                                             2012    --   0.998           --
    Emerging Economies Fund (Division 87)    2017 0.882   1.239    6,171,379
                                             2016 0.796   0.882    6,358,011
                                             2015 0.937   0.796    5,638,907
                                             2014 0.998   0.937    5,163,653
                                             2013 1.033   0.998    5,495,210
                                             2012 0.874   1.033    5,362,560
                                             2011 1.011   0.874    3,777,789
                                             2010 0.914   1.011    3,630,966
                                             2009 0.710   0.914    3,963,799
                                             2008 1.325   0.710    4,429,851
    Foreign Value Fund (Division 89)         2017 1.351   1.572    3,631,397
                                             2016 1.213   1.351    2,449,094
                                             2015 1.316   1.213    2,845,904
                                             2014 1.498   1.316    2,837,721
                                             2013 1.195   1.498    3,103,969
                                             2012 1.012   1.195    3,599,933
                                             2011 1.170   1.012    5,014,763
                                             2010 1.094   1.170    6,219,408
                                             2009 0.747   1.094    9,465,183
                                             2008 1.355   0.747   10,564,087
    Global Real Estate Fund (Division 101)   2017 1.384   1.566    1,429,523
                                             2016 1.361   1.384    1,419,437
                                             2015 1.369   1.361    1,310,082
                                             2014 1.229   1.369    1,143,332
                                             2013 1.183   1.229    1,020,894
                                             2012 0.908   1.183    1,052,469
                                             2011 0.993   0.908    1,102,048
                                             2010 0.845   0.993      903,921
                                             2009 0.645   0.845    1,346,998
                                             2008    --   0.645    1,435,798
    Global Social Awareness Fund
     (Division 12)                           2017 6.509   7.940    1,781,499
                                             2016 6.123   6.509    2,051,372
                                             2015 6.180   6.123    1,076,410
                                             2014 5.758   6.180    1,271,208
                                             2013 4.495   5.758    1,160,520
                                             2012 3.855   4.495      395,804
                                             2011 4.134   3.855      454,292
                                             2010 3.706   4.134      353,772
                                             2009 2.833   3.706      650,734
                                             2008 4.749   2.833    1,006,351
    Global Strategy Fund (Division 88)       2017 1.968   2.221    1,506,469
                                             2016 1.880   1.968    2,534,194
                                             2015 1.986   1.880    3,537,131
                                             2014 1.962   1.986    2,835,043
                                             2013 1.662   1.962    2,624,528
                                             2012 1.398   1.662    2,576,275
                                             2011 1.439   1.398    4,153,246
                                             2010 1.296   1.439    4,508,067
                                             2009 1.051   1.296    3,599,788
                                             2008 1.335   1.051    4,539,740

--------

* The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this Division was added to Portfolio Director. The 2011 data for the Invesco Balanced- Risk Commodity Strategy Fund begins on November 1, 2011, the date this Division was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund (later referred to as the American Beacon Bridgeway Large Cap Growth II Fund) reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this Division was added to Portfolio Director. While the T. Rowe Price Retirement Funds were added as Divisions on
   December 17, 2014, investments in the Divisions did not occur until 2015. On December 15, 2017, the American Beacon Bridgeway Large Cap Growth II Fund (formerly, the American Beacon Holland Large Cap Growth Fund) ("replaced option") merged with and into the American Beacon Bridgeway Large Cap Growth Fund ("surviving option"). The surviving option, American Beacon Bridgeway Large Cap Growth Fund, was added as a Variable Account Option in your prospectus on such date.

--------------------------------------------------------------------------------


                                                                     NUMBER OF
                                                     UNIT    UNIT      UNITS
                                                    VALUE   VALUE   OUTSTANDING
 FUND NAME                                     YEAR AT 1/1 AT 12/31  AT 12/31
 ---------                                     ---- ------ -------- -----------
   Government Money Market I Fund
    (Division 6)                               2017 2.247   2.242    1,879,295
                                               2016 2.260   2.247    1,977,931
                                               2015 2.273   2.260    1,787,878
                                               2014 2.287   2.273    1,631,003
                                               2013 2.300   2.287    1,419,503
                                               2012 2.314   2.300    1,345,009
                                               2011 2.328   2.314    1,345,350
                                               2010 2.341   2.328    1,171,886
                                               2009 2.348   2.341    2,369,391
                                               2008 2.311   2.348    3,350,461
   Government Securities Fund (Division 8)     2017 4.021   4.078    1,040,290
                                               2016 3.996   4.021      995,419
                                               2015 3.988   3.996      324,809
                                               2014 3.802   3.988      569,579
                                               2013 3.993   3.802      758,000
                                               2012 3.874   3.993      166,325
                                               2011 3.550   3.874      150,347
                                               2010 3.435   3.550      181,539
                                               2009 3.592   3.435      310,411
                                               2008 3.292   3.592      294,595
   Growth Fund (Division 78)                   2017 1.870   2.421    3,502,997
                                               2016 1.795   1.870    3,886,832
                                               2015 1.752   1.795    4,012,281
                                               2014 1.592   1.752    4,392,481
                                               2013 1.221   1.592    4,674,880
                                               2012 1.069   1.221    5,626,767
                                               2011 1.082   1.069    6,055,510
                                               2010 0.921   1.082    5,992,221
                                               2009 0.679   0.921    6,668,828
                                               2008 1.131   0.679    7,512,120
   Growth & Income Fund (Division 16)          2017 4.171   5.020      143,779
                                               2016 3.773   4.171      153,016
                                               2015 3.799   3.773      162,739
                                               2014 3.349   3.799      178,136
                                               2013 2.539   3.349      145,916
                                               2012 2.254   2.539      169,871
                                               2011 2.307   2.254      220,605
                                               2010 2.124   2.370      240,301
                                               2009 1.754   2.124      261,115
                                               2008 2.790   1.754      282,364
   Health Sciences Fund (Division 73)          2017 4.303   5.460    1,269,436
                                               2016 4.836   4.303    1,367,460
                                               2015 4.319   4.836    1,740,688
                                               2014 3.302   4.319    1,519,365
                                               2013 2.200   3.302    1,350,959
                                               2012 1.680   2.200    1,324,666
                                               2011 1.530   1.680    1,526,741
                                               2010 1.329   1.530    1,395,941
                                               2009 1.017   1.329    1,979,366
                                               2008 1.453   1.017    2,086,000
   Inflation Protected Fund (Division 77)      2017 1.345   1.401    1,763,176
                                               2016 1.303   1.345    1,452,715
                                               2015 1.352   1.303    1,418,612
                                               2014 1.321   1.352    1,174,125
                                               2013 1.428   1.321    1,338,018
                                               2012 1.330   1.428    1,171,132
                                               2011 1.215   1.330      813,712
                                               2010 1.120   1.215      640,181
                                               2009 1.028   1.120    1,049,398
                                               2008 1.093   1.028      811,287
   International Equities Fund (Division 11)   2017 2.002   2.474    2,858,902
                                               2016 1.989   2.002    2,903,392
                                               2015 2.021   1.989    2,787,958
                                               2014 2.150   2.021    2,416,881
                                               2013 1.818   2.150    2,505,634
                                               2012 1.563   1.818    2,596,793
                                               2011 1.809   1.563    3,764,337
                                               2010 1.678   1.809    2,786,435
                                               2009 1.303   1.678    3,551,393
                                               2008 2.315   1.303    3,821,556


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    International Government Bond Fund
     (Division 13)                            2017  3.293   3.538     328,131
                                              2016  3.194   3.293     376,474
                                              2015  3.324   3.194     414,885
                                              2014  3.299   3.324     420,108
                                              2013  3.516   3.299     510,076
                                              2012  3.256   3.516     629,970
                                              2011  3.135   3.256     734,816
                                              2010  2.917   3.135     867,475
                                              2009  2.630   2.917   1,088,499
                                              2008  2.661   2.630   1,549,545
    International Growth Fund (Division 20)   2017  2.881   3.655     971,117
                                              2016  2.980   2.881   1,097,685
                                              2015  3.013   2.980   1,587,633
                                              2014  3.140   3.013   1,966,481
                                              2013  2.616   3.140   2,202,931
                                              2012  2.190   2.616   3,648,865
                                              2011  2.442   2.190   2,458,686
                                              2010  2.182   2.442   2,830,224
                                              2009  1.622   2.182   2,386,717
                                              2008  2.813   1.622   2,097,063
    Large Cap Core Fund (Division 76)         2017  2.476   2.988     393,875
                                              2016  2.293   2.476     404,623
                                              2015  2.239   2.293     394,038
                                              2014  1.988   2.239     437,560
                                              2013  1.470   1.988     349,652
                                              2012  1.247   1.470     241,483
                                              2011  1.267   1.247     392,182
                                              2010  1.092   1.267     810,729
                                              2009  0.794   1.092   1,876,124
                                              2008  1.184   0.794   2,670,747
    Large Capital Growth Fund (Division 79)   2017  1.860   2.376   1,795,201
                                              2016  1.763   1.860   2,214,955
                                              2015  1.773   1.763   2,306,198
                                              2014  1.601   1.773   2,475,628
                                              2013  1.224   1.601   2,723,896
                                              2012  1.095   1.224   3,144,415
                                              2011  1.174   1.095   3,477,357
                                              2010  1.022   1.174   3,809,350
                                              2009  0.784   1.022   4,633,199
                                              2008  1.284   0.784   5,003,388
    Mid Cap Index Fund (Division 4)           2017 24.570  28.309     765,263
                                              2016 20.492  24.570     859,449
                                              2015 21.143  20.492     776,918
                                              2014 19.441  21.143     829,548
                                              2013 14.693  19.441     942,710
                                              2012 12.578  14.693   1,103,439
                                              2011 12.912  12.578   1,115,927
                                              2010 10.289  12.912   1,219,712
                                              2009  7.485  10.289   1,146,174
                                              2008 11.932   7.485   1,384,721
    Mid Cap Strategic Growth Fund
     (Division 83)                            2017  2.193   2.753     562,993
                                              2016  2.011   2.193     600,328
                                              2015  2.078   2.011     627,871
                                              2014  2.025   2.078     971,636
                                              2013  1.470   2.025   1,310,458
                                              2012  1.354   1.470     964,212
                                              2011  1.461   1.354   1,185,711
                                              2010  1.165   1.461   1,415,173
                                              2009  0.797   1.165   1,610,223
                                              2008  1.544   0.797   2,291,545
    Nasdaq-100(R) Index Fund (Division 46)    2017  1.403   1.845   1,682,313
                                              2016  1.322   1.403   1,688,164
                                              2015  1.218   1.322   1,644,036
                                              2014  1.032   1.218   1,640,343
                                              2013  0.762   1.032   1,616,259
                                              2012  0.650   0.762   1,589,314
                                              2011  0.635   0.650   1,361,782
                                              2010  0.534   0.635   1,262,462
                                              2009  0.346   0.534   1,445,415
                                              2008  0.604   0.346   1,624,668

--------------------------------------------------------------------------------


                                                                  NUMBER OF
                                                  UNIT    UNIT      UNITS
                                                 VALUE   VALUE   OUTSTANDING
    FUND NAME                               YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                               ---- ------ -------- -----------
      Science & Technology Fund
       (Division 17)                        2017  5.837   8.200   1,210,856
                                            2016  5.471   5.837   1,300,044
                                            2015  5.102   5.471   1,423,246
                                            2014  4.486   5.102   1,432,444
                                            2013  3.167   4.486   1,468,763
                                            2012  2.841   3.167   1,751,366
                                            2011  3.040   2.841   1,841,311
                                            2010  2.505   3.040   1,983,913
                                            2009  1.523   2.505   2,378,150
                                            2008  2.836   1.523   2,429,103
      Small Cap Aggressive Growth Fund
       (Division 86)                        2017  2.249   3.082     577,170
                                            2016  2.222   2.249     523,566
                                            2015  2.203   2.222     534,405
                                            2014  2.016   2.203     412,100
                                            2013  1.355   2.016     438,794
                                            2012  1.184   1.355     463,067
                                            2011  1.327   1.184     562,986
                                            2010  1.045   1.327     662,730
                                            2009  0.686   1.045     827,836
                                            2008  1.162   0.686     848,671
      Small Cap Fund (Division 18)          2017  5.454   6.219     398,011
                                            2016  4.759   5.454     555,616
                                            2015  5.028   4.759     518,972
                                            2014  4.864   5.028     534,544
                                            2013  3.485   4.864     629,588
                                            2012  3.026   3.485   1,000,010
                                            2011  3.068   3.026     991,524
                                            2010  2.382   3.068     831,512
                                            2009  1.866   2.382     908,241
                                            2008  2.856   1.866   1,134,532
      Small Cap Index Fund (Division 14)    2017  7.579   8.617     831,490
                                            2016  6.292   7.579     737,800
                                            2015  6.626   6.292     740,241
                                            2014  6.363   6.626     824,921
                                            2013  4.617   6.363     895,216
                                            2012  4.003   4.617     918,468
                                            2011  4.208   4.003   1,260,659
                                            2010  3.345   4.208   1,376,227
                                            2009  2.624   3.345   1,652,916
                                            2008  4.029   2.624   1,997,123
      Small Cap Special Values Fund
       (Division 84)                        2017  2.045   2.261   1,474,723
                                            2016  1.584   2.045   1,046,829
                                            2015  1.664   1.584   2,072,603
                                            2014  1.565   1.664   1,907,958
                                            2013  1.133   1.565   2,148,856
                                            2012  0.996   1.133   3,045,310
                                            2011  1.054   0.996   1,907,684
                                            2010  0.872   1.054   1,848,622
                                            2009  0.667   0.872   2,652,417
                                            2008  1.041   0.667   2,969,120
      Small-Mid Growth Fund (Division 85)   2017  1.652   2.098     522,907
                                            2016  1.658   1.652     400,750
                                            2015  1.679   1.658     436,335
                                            2014  1.521   1.679     379,250
                                            2013  1.135   1.521     423,307
                                            2012  1.023   1.135     543,327
                                            2011  1.076   1.023     615,579
                                            2010  0.858   1.076     737,740
                                            2009  0.613   0.858     872,131
                                            2008  1.022   0.613     952,817
      Stock Index Fund (Division 10)        2017 10.799  13.033   2,269,433
                                            2016  9.735  10.799   2,569,869
                                            2015  9.691   9.735   2,365,180
                                            2014  8.607   9.691   2,674,208
                                            2013  6.563   8.607   3,340,341
                                            2012  5.713   6.563   3,775,348
                                            2011  5.645   5.713   4,060,930
                                            2010  4.951   5.645   4,071,403
                                            2009  3.948   4.951   4,220,931
                                            2008  6.325   3.948   4,610,545


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Value Fund (Division 74)                  2017 2.300   2.637      463,819
                                              2016 2.042   2.300      608,890
                                              2015 2.122   2.042      326,081
                                              2014 1.916   2.122      280,254
                                              2013 1.470   1.916      330,219
                                              2012 1.265   1.470      397,266
                                              2011 1.302   1.265      532,650
                                              2010 1.140   1.302      649,923
                                              2009 0.859   1.140    1,877,864
                                              2008 1.495   0.859    3,076,947
  VALIC COMPANY II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2017 3.165   3.667    1,031,289
                                              2016 2.920   3.165    1,071,849
                                              2015 2.957   2.920    1,083,550
                                              2014 2.845   2.957    1,066,781
                                              2013 2.340   2.845    1,058,543
                                              2012 2.039   2.340      965,180
                                              2011 2.049   2.039      706,136
                                              2010 1.774   2.049      632,279
                                              2009 1.378   1.774      883,698
                                              2008 2.063   1.378      993,829
    Capital Appreciation Fund (Division 39)   2017 1.869   2.305      301,872
                                              2016 1.839   1.869      472,315
                                              2015 1.743   1.838      490,563
                                              2014 1.611   1.743      478,592
                                              2013 1.188   1.611      509,392
                                              2012 1.011   1.188      582,617
                                              2011 1.034   1.011      702,604
                                              2010 0.901   1.034      751,394
                                              2009 0.688   0.907      892,083
                                              2008 1.237   0.688    1,027,117
    Conservative Growth Lifestyle Fund
     (Division 50)                            2017 2.936   3.225      850,525
                                              2016 2.763   2.936      843,133
                                              2015 2.810   2.763      808,934
                                              2014 2.721   2.810      877,774
                                              2013 2.497   2.721      842,448
                                              2012 2.240   2.497      504,647
                                              2011 2.173   2.240      443,385
                                              2010 1.922   2.173      393,141
                                              2009 1.595   1.922      579,779
                                              2008 1.960   1.595      486,048
    Core Bond Fund (Division 58)              2017 2.161   2.252    1,820,147
                                              2016 2.096   2.161    2,279,283
                                              2015 2.108   2.096      871,869
                                              2014 2.006   2.108    1,385,177
                                              2013 2.050   2.006    2,446,146
                                              2012 1.916   2.050    1,461,305
                                              2011 1.810   1.916    1,772,650
                                              2010 1.657   1.810    1,073,978
                                              2009 1.434   1.657      953,017
                                              2008 1.511   1.434      918,510
    Government Money Market II Fund
     (Division 44)                            2017 1.301   1.301    5,931,888
                                              2016 1.306   1.301    5,069,551
                                              2015 1.310   1.306    4,568,608
                                              2014 1.315   1.310    3,015,312
                                              2013 1.319   1.315    1,343,285
                                              2012 1.324   1.319      712,888
                                              2011 1.328   1.324      875,047
                                              2010 1.333   1.328      802,262
                                              2009 1.333   1.333    1,318,167
                                              2008 1.308   1.333    2,846,893

--------------------------------------------------------------------------------


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                              ---- ------ -------- -----------
      High Yield Bond Fund (Division 60)   2017 2.872   3.088    1,351,786
                                           2016 2.553   2.872    1,241,681
                                           2015 2.659   2.553    1,298,826
                                           2014 2.594   2.659    1,069,263
                                           2013 2.475   2.594      617,257
                                           2012 2.183   2.475      724,495
                                           2011 2.099   2.183      782,417
                                           2010 1.855   2.099      808,273
                                           2009 1.297   1.855      947,155
                                           2008 1.895   1.297    1,076,268
      International Opportunities Fund
       (Division 33)                       2017 2.348   3.261    1,070,896
                                           2016 2.369   2.348      458,879
                                           2015 2.192   2.369      493,545
                                           2014 2.320   2.192      496,597
                                           2013 1.922   2.320      593,784
                                           2012 1.581   1.922      628,609
                                           2011 1.973   1.581    1,223,659
                                           2010 1.650   1.973    1,149,825
                                           2009 1.318   1.650    2,048,462
                                           2008 2.258   1.318    2,957,259
      Large Cap Value Fund (Division 40)   2017 3.344   3.834      298,360
                                           2016 2.866   3.344      330,299
                                           2015 2.959   2.866      303,665
                                           2014 2.681   2.959      358,435
                                           2013 1.988   2.681      477,793
                                           2012 1.706   1.988      399,767
                                           2011 1.790   1.706      496,743
                                           2010 1.549   1.790      501,328
                                           2009 1.411   1.549      766,502
                                           2008 2.238   1.411      841,753
      Mid Cap Growth Fund (Division 37)    2017 2.052   2.690      464,895
                                           2016 1.967   2.052      462,745
                                           2015 1.993   1.967      452,979
                                           2014 1.956   1.993      480,124
                                           2013 1.498   1.956      598,135
                                           2012 1.351   1.498      547,864
                                           2011 1.428   1.351      714,647
                                           2010 1.173   1.428      718,594
                                           2009 0.819   1.173      869,254
                                           2008 1.540   0.819      890,588
      Mid Cap Value Fund (Division 38)     2017 6.305   7.192      644,902
                                           2016 5.547   6.305      897,754
                                           2015 5.646   5.547    1,620,642
                                           2014 5.309   5.646    1,476,725
                                           2013 3.964   5.309    1,356,824
                                           2012 3.267   3.964    1,140,964
                                           2011 3.594   3.267    1,592,597
                                           2010 2.951   3.594    1,627,573
                                           2009 2.165   2.951    2,978,425
                                           2008 3.545   2.165    3,365,688
      Moderate Growth Lifestyle Fund
       (Division 49)                       2017 3.221   3.646    1,498,837
                                           2016 2.981   3.221    1,525,052
                                           2015 3.021   2.981    1,445,381
                                           2014 2.907   3.021    1,357,477
                                           2013 2.502   2.907    1,171,533
                                           2012 2.208   2.502    1,049,048
                                           2011 2.188   2.208      688,705
                                           2010 1.912   2.188      630,884
                                           2009 1.512   1.912    1,072,733
                                           2008 2.068   1.521      797,578


                                                                    NUMBER OF
                                                    UNIT    UNIT      UNITS
                                                   VALUE   VALUE   OUTSTANDING
  FUND NAME                                   YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Growth Fund (Division 35)       2017 2.989   4.214      430,958
                                              2016 2.782   2.989      418,559
                                              2015 2.826   2.782      431,586
                                              2014 2.836   2.826      453,762
                                              2013 1.927   2.836      553,207
                                              2012 1.721   1.927      489,158
                                              2011 1.802   1.721      586,223
                                              2010 1.352   1.802      552,879
                                              2009 0.985   1.352      608,486
                                              2008 1.741   0.985      624,705
    Small Cap Value Fund (Division 36)        2017 4.680   4.894      546,336
                                              2016 3.610   4.680      862,323
                                              2015 3.876   3.610      511,538
                                              2014 3.685   3.876      566,054
                                              2013 2.715   3.685      739,472
                                              2012 2.368   2.715      676,326
                                              2011 2.576   2.368    1,164,298
                                              2010 2.055   2.576    1,438,429
                                              2009 1.660   2.055    1,698,342
                                              2008 2.370   1.660    1,562,640
    Socially Responsible Fund (Division 41)   2017 2.939   3.534    1,133,311
                                              2016 2.665   2.939      916,733
                                              2015 2.645   2.665    2,191,032
                                              2014 2.298   2.645    1,551,055
                                              2013 1.703   2.298      915,518
                                              2012 1.483   1.703      395,106
                                              2011 1.469   1.483    1,395,614
                                              2010 1.286   1.469    2,351,649
                                              2009 0.987   1.286    1,742,795
                                              2008 1.586   0.987    1,567,566
    Strategic Bond Fund (Division 59)         2017 3.008   3.202    1,079,395
                                              2016 2.791   3.008    1,074,021
                                              2015 2.856   2.791    1,096,954
                                              2014 2.757   2.856    1,128,450
                                              2013 2.759   2.757    1,352,330
                                              2012 2.464   2.759    1,538,319
                                              2011 2.370   2.464    1,432,552
                                              2010 2.142   2.370    1,366,323
                                              2009 1.706   2.142    2,534,815
                                              2008 1.996   1.706    2,511,986
  PUBLIC FUNDS
    American Beacon Bridgeway Large Cap
     Growth Fund (Division 90)                2017    --   1.014      332,083
    American Beacon Bridgeway Large Cap
     Growth II Fund (Division 70)             2017 1.869   2.350           --
                                              2016 1.846   1.869      160,801
                                              2015 1.746   1.846      171,337
                                              2014 1.642   1.746      191,939
                                              2013 1.249   1.642      208,254
                                              2012 1.120   1.249      691,950
                                              2011 1.090   1.120      442,599
                                              2010 0.962   1.090      444,600
                                              2009 0.696   0.962      878,870
                                              2008 1.074   0.696    1,494,859
    Ariel Appreciation Fund (Division 69)     2017 3.585   4.101      665,092
                                              2016 3.201   3.585      785,628
                                              2015 3.434   3.201    1,084,565
                                              2014 3.194   3.434    1,314,141
                                              2013 2.198   3.194    1,210,764
                                              2012 1.853   2.198    1,377,648
                                              2011 2.011   1.853    1,419,556
                                              2010 1.692   2.011    1,355,105
                                              2009 1.044   1.692    1,666,166
                                              2008 1.773   1.044    1,826,979

--------------------------------------------------------------------------------


                                                                 NUMBER OF
                                                 UNIT    UNIT      UNITS
                                                VALUE   VALUE   OUTSTANDING
    FUND NAME                              YEAR AT 1/1 AT 12/31  AT 12/31
    ---------                              ---- ------ -------- -----------
      Ariel Fund (Division 68)             2017 3.781   4.355      735,384
                                           2016 3.291   3.781      889,533
                                           2015 3.452   3.291    1,206,658
                                           2014 3.130   3.452    1.077,647
                                           2013 2.177   3.130    1,338,839
                                           2012 1.820   2.177    1,512,472
                                           2011 2.065   1.820    1,848,911
                                           2010 1.649   2.065    1,970,796
                                           2009 1.015   1.649    2,556,717
                                           2008 1.974   1.015    2,893,051
      Invesco Balanced Risk Commodity
       Strategy Fund (Division 102)        2017 0.660   0.688    1,758,977
                                           2016 0.593   0.660    1,871,609
                                           2015 0.714   0.593    1,597,460
                                           2014 0.853   0.714    1,183,197
                                           2013 0.997   0.853    1,030,058
                                           2012 0.968   0.997      761,480
                                           2011    --   0.968       27,912
      T Rowe Price Retirement 2015 Fund
       (Division 104)                      2017 1.045   1.175           --
                                           2016 0.982   1.045           --
                                           2015    --   0.982           --
      T Rowe Price Retirement 2020 Fund
       (Division 105)                      2017 1.048   1.203       10,602
                                           2016 0.984   1.048        6,727
                                           2015    --   0.984        2,382
      T Rowe Price Retirement 2025 Fund
       (Division 106)                      2017 1.050   1.226       14,874
                                           2016 0.985   1.050        6,331
                                           2015    --   0.985        1,526
      T Rowe Price Retirement 2030 Fund
       (Division 107)                      2017 1.053   1.247       15,064
                                           2016 0.986   1.053        8,622
                                           2015    --   0.986        2,562
      T Rowe Price Retirement 2035 Fund
       (Division 108)                      2017 1.054   1.263       89,619
                                           2016 0.988   1.054       87,022
                                           2015    --   0.988        4,147
      T Rowe Price Retirement 2040 Fund
       (Division 109)                      2017 1.054   1.275       45,083
                                           2016 0.988   1.054        2,453
                                           2015    --   0.988          819
      T Rowe Price Retirement 2045 Fund
       (Division 110)                      2017 1.055   1.280       22,419
                                           2016 0.988   1.055       14,258
                                           2015    --   0.988        7,625
      T Rowe Price Retirement 2050 Fund
       (Division 111)                      2017 1.055   1.280        3,845
                                           2016 0.988   1.055        1,028
                                           2015    --   0.988          191
      T Rowe Price Retirement 2055 Fund
       (Division 112)                      2017 1.055   1.280       29,468
                                           2016 0.988   1.055        7,518
                                           2015    --   0.988        5,037
      T Rowe Price Retirement 2060 Fund
       (Division 113)                      2017 1.056   1.281           --
                                           2016 0.988   1.056           --
                                           2015    --   0.988           --
      Vanguard LifeStrategy Conservative
       Growth Fund (Division 54)           2017 2.186   2.405      321,120
                                           2016 2.081   2.186      377,717
                                           2015 2.103   2.081      313,112
                                           2014 1.983   2.103      352,020
                                           2013 1.833   1.983      391,622
                                           2012 1.693   1.833      401,720
                                           2011 1.678   1.693      499,684
                                           2010 1.523   1.678      566,418
                                           2009 1.312   1.523      896,140
                                           2008 1.644   1.312    1,088,132


                                                                   NUMBER OF
                                                   UNIT    UNIT      UNITS
                                                  VALUE   VALUE   OUTSTANDING
  FUND NAME                                  YEAR AT 1/1 AT 12/31  AT 12/31
  ---------                                  ---- ------ -------- -----------
    Vanguard LifeStrategy Growth Fund
     (Division 52)                           2017 2.416   2.856      789,047
                                             2016 2.249   2.416      966,139
                                             2015 2.295   2.249    1,036,548
                                             2014 2.160   2.295    1,028,843
                                             2013 1.797   2.160      977,230
                                             2012 1.585   1.797    1,130,915
                                             2011 1.636   1.585    1,301,368
                                             2010 1.434   1.636    1,469,204
                                             2009 1.157   1.434    1,801,346
                                             2008 1.779   1.157    2,001,770
    Vanguard LifeStrategy Moderate Growth
     Fund (Division 53)                      2017 2.358   2.689      856,155
                                             2016 2.219   2.358      946,502
                                             2015 2.251   2.219      982,188
                                             2014 2.120   2.251    1,041,007
                                             2013 1.859   2.120    1,132,113
                                             2012 1.677   1.859    1,330,392
                                             2011 1.687   1.677    1,344,250
                                             2010 1.502   1.687    1,462,764
                                             2009 1.259   1.502    1,948,195
                                             2008 1.727   1.259    2,390,039
    Vanguard Long-Term Investment-Grade
     Fund (Division 22)                      2017 3.896   4.334      406,670
                                             2016 3.635   3.896      468,982
                                             2015 3.739   3.635      470,692
                                             2014 3.184   3.739      439,651
                                             2013 3.402   3.184      499,691
                                             2012 3.066   3.402      689,628
                                             2011 2.632   3.066      705,168
                                             2010 2.392   2.632      753,849
                                             2009 2.212   2.392      753,426
                                             2008 2.176   2.212      899,174
    Vanguard Long-Term Treasury Fund
     (Division 23)                           2017 3.669   3.960      556,338
                                             2016 3.648   3.669      593,026
                                             2015 3.727   3.648      598,788
                                             2014 2.993   3.727      652,942
                                             2013 3.462   2.993      686,199
                                             2012 3.366   3.462      868,000
                                             2011 2.620   3.366      783,639
                                             2010 2.420   2.620      901,450
                                             2009 2.768   2.420    1,417,411
                                             2008 2.273   2.768    1,831,581
    Vanguard Wellington Fund (Division 25)   2017 4.885   5.557    3,987,413
                                             2016 4.438   4.885    4,033,098
                                             2015 4.473   4.438    4,418,094
                                             2014 4.108   4.473    4,600,811
                                             2013 3.462   4.108    4,994,649
                                             2012 3.102   3.462    5,073,363
                                             2011 3.012   3.102    5,850,044
                                             2010 2.738   3.012    5,945,169
                                             2009 2.260   2.738    5,406,833
                                             2008 2.934   2.260    6,005,134
    Vanguard Windsor II Fund (Division 24)   2017 4.547   5.265    2,483,640
                                             2016 4.043   4.547    2,584,432
                                             2015 4.213   4.043    3,247,475
                                             2014 3.823   4.213    3,215,514
                                             2013 2.950   3.823    3,403,522
                                             2012 2.549   2.950    3,639,394
                                             2011 2.503   2.549    3,955,338
                                             2010 2.282   2.503    4,166,371
                                             2009 1.812   2.282    7,099,568
                                             2008 2.887   1.812    6,249,982

                         APPENDIX B -- LIVING BENEFITS
--------------------------------------------------------------------------------

This Appendix provides information on IncomeLOCK +6, IncomeLOCK +8 (together, "IncomeLOCK Plus") and IncomeLOCK all of which are no longer available for purchase. Effective January 1, 2017, IncomeLOCK +6 is no longer available for purchase. Effective February 25, 2013, IncomeLOCK +8 was no longer available for purchase. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elected IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

TABLE OF CONTENTS

               LIVING BENEFIT DEFINED TERMS.................  B-1
               INCOMELOCK PLUS..............................  B-2
               Fee Table....................................  B-2
               IncomeLOCK Plus Fee Formula..................  B-2
               IncomeLOCK Plus Features.....................  B-3
               IncomeLOCK Plus Options......................  B-6
               Withdrawals under the Living Benefits........  B-9
               Death Benefits under IncomeLOCK Plus......... B-10

               INCOMELOCK PLUS ENDORSEMENTS ISSUED PRIOR TO
                 FEBRUARY 25, 2013.......................... B-11
               Fee Tables................................... B-11
               IncomeLOCK Plus Features..................... B-11
               IncomeLOCK Plus Options...................... B-15
               Surrender of Account Value................... B-16
               Loans........................................ B-16

               INCOMELOCK................................... B-16
               Extension Offer.............................. B-17
               Fee Table.................................... B-17
               IncomeLOCK Features.......................... B-17
               Surrender of Account Value................... B-21
               Death Benefits............................... B-22
               Loans........................................ B-23

LIVING BENEFIT DEFINED TERMS

ANNIVERSARY VALUE -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

BENEFIT ANNIVERSARY -- the first day of each Benefit Year.

BENEFIT BASE -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

BENEFIT QUARTER ANNIVERSARY -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

BENEFIT YEAR -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

COVERED PERSON(S) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

ELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

ENDORSEMENT DATE -- the date we issued the Living Benefit endorsement to your Contract.

EXCESS WITHDRAWAL -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

INCOME CREDIT -- is an amount that may be added to the Benefit Base during the Income Credit Period.

INCOME CREDIT BASE -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

INCOME CREDIT PERCENTAGE -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

INCOME CREDIT PERIOD -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

--------------------------------------------------------------------------------


INELIGIBLE PURCHASE PAYMENTS -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

MAXIMUM ANNUAL WITHDRAWAL AMOUNT -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

MINIMUM BENEFIT BASE -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

PROTECTED INCOME PAYMENT -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

INCOMELOCK PLUS

The IncomeLOCK Plus Living Benefit is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

FEE TABLE

The fees applicable to this Living Benefit are described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

The IncomeLOCK Plus fees are assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

                                                               MAXIMUM
                                                              ANNUALIZED
                                  INITIAL  MAXIMUM  MINIMUM    FEE RATE
                                   ANNUAL   ANNUAL   ANNUAL    DECREASE
       NUMBER OF COVERED PERSONS  FEE RATE FEE RATE FEE RATE OR INCREASE*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables" in this prospectus. For the formula of how the fee is calculated, see "IncomeLock Plus Fee Formula" below.

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

INCOMELOCK PLUS FEE FORMULA

The fee for IncomeLOCK Plus is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

--------------------------------------------------------------------------------



The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

INITIAL ANNUAL FEE RATE + [0.05% X (VALUE OF THE VIX AS OF MARKET CLOSE ON EACH DAY THE FEE IS CALCULATED - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this Appendix for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in this prospectus).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

--------------------------------------------------------------------------------


If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for more information regarding your investment restrictions.


INVESTMENT GROUP             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT                  30%-Minimum                        0%-Minimum                         0%-Minimum
RESTRICTIONS               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
VARIABLE ACCOUNT  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
OPTIONS           Short-Term Fixed Account          American Beacon Bridgeway           Ariel Fund
AND/OR            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
FIXED ACCOUNTS    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Money Market I Fund    Blue Chip Growth Fund               Health Sciences Fund
                  Government Money Market II Fund   Broad Cap Value Income Fund         International Opportunities Fund
                  Government Securities Fund        Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                  Inflation Protected Fund          Conservative Growth Lifestyle Fund    Strategy Fund
                  International Government          Core Equity Fund                    Mid Cap Growth Fund
                    Bond Fund                       Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Foreign Value Fund                  Science and Technology Fund
                    Grade Fund                      Global Social Awareness Fund        Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Global Strategy Fund                Small Cap Fund
                                                    Growth Fund                         Small Cap Growth Fund
                                                    Growth & Income Fund                Small Cap Index Fund
                                                    High Yield Bond Fund                Small Cap Special Values Fund
                                                    International Equities Index Fund
                                                    International Growth Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

IF YOU ELECT INCOMELOCK PLUS, YOU WILL NOT BE ABLE TO TAKE A LOAN WHILE THIS LIVING BENEFIT IS IN EFFECT. YOU WILL NEED TO WAIT UNTIL AFTER THE 5TH BENEFIT YEAR ANNIVERSARY (THE EARLIEST INCOMELOCK PLUS TERMINATION DATE), TERMINATE INCOMELOCK PLUS AND THEN TAKE A LOAN. WHEN YOU TERMINATE INCOMELOCK PLUS, YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the

--------------------------------------------------------------------------------

requirements of Title I of ERISA. This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. EXCESS WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

INCOMELOCK PLUS OPTIONS

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          COVERED PERSON
                      -----------------------------------
                                          MINIMUM MAXIMUM
                                            AGE     AGE
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                COVERED PERSON #1 COVERED PERSON #2
                ---------------------------------------------------
                                MINIMUM  MAXIMUM  MINIMUM  MAXIMUM
                                  AGE      AGE      AGE      AGE
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

--------------------------------------------------------------------------------


If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 INCOMELOCK +6

-----------------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
     AGE OF COVERED PERSON AT FIRST          INCOME       INCOME        INCOME        CUSTOM
              WITHDRAWAL                    OPTION 1     OPTION 2      OPTION 3     ALLOCATION
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

--------------------------------------------------------------------------------


Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, PROVIDED NO WITHDRAWALS ARE TAKEN PRIOR TO THAT ANNIVERSARY.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. YOUR BENEFIT BASE AND INCOME CREDIT BASE WILL NOT INCREASE IF YOUR ACCOUNT VALUE WAS HIGHER ON DAYS OTHER THAN THE BENEFIT ANNIVERSARY.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

--------------------------------------------------------------------------------


   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

WITHDRAWALS UNDER THE LIVING BENEFITS

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

YOU SHOULD NOT ELECT A LIVING BENEFIT IF YOU PLAN TO TAKE EXCESS WITHDRAWALS SINCE THOSE WITHDRAWALS MAY SIGNIFICANTLY REDUCE THE VALUE OF OR TERMINATE THE LIVING BENEFIT.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

BENEFIT BASE AND INCOME CREDIT BASE: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any

--------------------------------------------------------------------------------

Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

PROTECTED INCOME PAYMENT: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

IF AN EXCESS WITHDRAWAL REDUCES YOUR ACCOUNT VALUE TO ZERO, NO FURTHER BENEFITS ARE PAYABLE UNDER THE CONTRACT AND YOUR CONTRACT ALONG WITH INCOMELOCK PLUS WILL TERMINATE.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

DEATH BENEFITS UNDER INCOMELOCK PLUS

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

--------------------------------------------------------------------------------


If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

For more information on death benefits, see "Death Benefits" in the prospectus.

INCOMELOCK PLUS ENDORSEMENTS ISSUED PRIOR TO FEBRUARY 25, 2013

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in this Appendix under the heading "IncomeLOCK Plus" above applies to your Living Benefit except the following:

FEE TABLES

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./1/

For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/2/   INCREASE/3/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          MAXIMUM
                                                        ANNUALIZED
                                              MAXIMUM    FEE RATE
             NUMBER OF COVERED   INITIAL FEE ANNUAL FEE DECREASE OR
                 PERSONS            RATE      RATE/2/   INCREASE/3/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           MAXIMUM
                                                         ANNUALIZED
                                              MAXIMUM     FEE RATE
             NUMBER OF COVERED   INITIAL FEE   ANNUAL     DECREASE
                 PERSONS            RATE     FEE RATE/2/ OR INCREASE
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

INCOMELOCK PLUS FEATURES

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of

--------
/1/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "IncomeLOCK Plus -- IncomeLOCK Plus Options" in this Appendix.
/2/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "IncomeLOCK Plus -- IncomeLOCK Plus Fee Formula" in this Appendix.
/3/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. THE FIRST PERCENTAGE REPRESENTS THE MAWP AND THE SECOND PERCENTAGE REPRESENTS THE PIPP FOR EACH OF THE OPTIONS SHOWN.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 INCOMELOCK +6

---------------------------------------------------------------------------------------
       NUMBER OF COVERED PERSONS
                  AND
    AGE OF COVERED PERSON AT FIRST         INCOME    INCOME       INCOME       CUSTOM
              WITHDRAWAL                  OPTION 1  OPTION 2     OPTION 3    ALLOCATION
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 INCOMELOCK +8

            -------------------------------------------------------
                   NUMBER OF COVERED PERSONS
                             AND                          MAWP
                AGE OF COVERED PERSON AT FIRST            AND
                          WITHDRAWAL                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                 5.5% / 3%    5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                   5.5% / 4%    5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                    5% / 3%  4.5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                     5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             NUMBER OF COVERED PERSONS AND
             AGE OF COVERED PERSON AT FIRST  INCOMELOCK INCOMELOCK
                      WITHDRAWAL                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                   6% / 3%  5.5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                      6% /4%  5.5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                  5.5% / 3%    5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                    5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:      30%/4/        Fixed Account Plus
        Bond, Cash    Minimum       Short-Term Fixed Account
        and            100%         Capital Conservation Fund
        Fixed         Maximum       Core Bond Fund
        Accounts                    Government Money Market I Fund
                                    Government Money Market II Fund
                                    Government Securities Fund
                                    Inflation Protected Fund
                                    International Government
                                      Bond Fund
                                    Strategic Bond Fund
                                    Vanguard Long-Term Investment
                                      Grade Fund
                                    Vanguard Long-Term
                                      Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/5/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------
/4/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/5/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of this Appendix for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in this Appendix for information about your Living Benefit.

INCOMELOCK PLUS OPTIONS

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLock Plus Options."

--------
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLOCK Plus Options."

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Options -- Cancellation of IncomeLOCK Plus" under the heading "IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in this Appendix in the section titled "IncomeLOCK Plus Options -- Automatic Termination of IncomeLOCK Plus" under the heading "IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

SURRENDER OF ACCOUNT VALUE

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

LOANS

If you elected IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

INCOMELOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

--------------------------------------------------------------------------------


In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

ANNIVERSARY VALUE -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

MAXIMUM ANNIVERSARY VALUE ("MAV") EVALUATION PERIOD -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

MINIMUM WITHDRAWAL PERIOD ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

EXTENSION OFFER

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:

        CURRENT MAXIMUM ANNUAL FEE RATE  ANNUAL FEE RATE AFTER EXTENSION
        -------------------------------  -------------------------------
                    0.65%                             0.90%

As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

FEE TABLE

The IncomeLOCK fee is calculated as a percentage of the Benefit Base./6/

                      FEE PERIOD  MAXIMUM ANNUAL FEE RATE
                      ----------  -----------------------
                      All years            0.90%/7/

The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

INCOMELOCK FEATURES

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following

--------
/6/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/7/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Money Market I Fund
                                   Government Money Market II Fund
                                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/8/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        INVESTMENT  INVESTMENT    VARIABLE ACCOUNT OPTIONS AND/OR FIXED
          GROUP     RESTRICTIONS                ACCOUNTS
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/8/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

IF YOU TAKE A LOAN AFTER YOUR INCOMELOCK ENDORSEMENT DATE, THE LIVING BENEFIT WILL AUTOMATICALLY BE TERMINATED AND YOU WILL LOSE ANY BENEFITS THAT YOU MAY HAVE HAD WITH THIS FEATURE. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in this Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      INITIAL
                                           MAWP         MWP          MAWP
                                           PRIOR       PRIOR          IF
                                          TO ANY      TO ANY      EXTENSION
   WITHDRAWAL                            EXTENSION   EXTENSION    IS ELECTED
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/9/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------
/9/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/10/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./11/

SURRENDER OF ACCOUNT VALUE

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

--------
/10/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/11/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

ACCOUNT VALUE: Any withdrawal reduces the Account Value by the amount of the withdrawal.

BENEFIT BASE: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

MINIMUM WITHDRAWAL PERIOD (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

DEATH BENEFITS

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your

--------------------------------------------------------------------------------

spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

LOANS

If you elected IncomeLOCK prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

                   APPENDIX C -- STATE CONTRACT VARIABILITY
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  ISSUE
   PROSPECTUS                                PROVISION AVAILABILITY OR VARIATION                                  STATE
----------------------------------------------------------------------------------------------------------------------------
Annuity Date      You may switch to the Payout Period any time after your first Contract anniversary.            Florida
----------------------------------------------------------------------------------------------------------------------------
Free Look         If you are age 60 or older on the Contract issue date, the Free Look period is 30 days. If   California
                  you direct that the premium be invested in the Fixed Account, the Free Look amount is calculated as the Purchase Payments paid. If you direct that the premium be invested in
                  Variable Account Options, the Free Look amount is calculated as the greater of
                  (1) Purchase Payments or (2) the value of your Contract plus any fees paid on the day we received your request in good order.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 21 days and the amount is calculated as the value of your              Florida
                  Contract plus fees and charges on the day we receive your request in good order.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 20 days.                                                            North Dakota
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 0.50% for Qualified Contracts and 2.35% for                 California
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 2.0% for Non-Qualified Contracts based on total                Maine
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 3.5% for Non-Qualified Contracts based on contract            Nevada
                  value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       For the first $500,000 in the Contract, we deduct premium tax charges of 1.25% for          South Dakota
                  Non-Qualified Contracts based on total Purchase Payments when you begin the Payout
                  Period. For any amount in excess of $500,000 in the contract, we deduct front-end premium tax charges of 0.08% for Non-Qualified Contracts based on total Purchase
                  Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Qualified Contracts and 1.0% for                  West Virginia
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Non-Qualified Contracts based on total               Wyoming
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Surrender Charge  For Contracts issued to individuals in the State of Oregon, no surrender charge will be        Oregon
                  applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent
                  (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.
----------------------------------------------------------------------------------------------------------------------------



(C) 2018 American International Group, Inc.
All Rights Reserved.

The Variable Annuity Life Insurance Company
Separate Account A
Units of Interest Under Group and Individual
Fixed and Variable Deferred Annuity Contracts
Portfolio Director(R) Plus, Portfolio Director 2, and Portfolio Director

For Series 1.60 to 12.60                                            May 1, 2018


Prospectus

The Variable Annuity Life Insurance Company ("VALIC") offers certain series of Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this prospectus), comprising group and individual fixed and variable deferred annuity contracts for Participants who receive certificates in certain employer-sponsored qualified retirement plans (the "Contracts"). Nonqualified contracts are also available for certain employer plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in one or more Fixed Account Options and/or an array of Variable Account Options described in this prospectus. If your Contract is part of your employer's retirement program, that program will describe which Variable Account Options are available to you. If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, those Variable Account Options that are invested in Mutual Funds available to the public outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans will not be available within your Contract.


Any guarantees under the Contract, including the death benefit, that exceed the value of your interest in the VALIC Separate Account A ("Separate Account") are paid from our general account (and not the Separate Account). Therefore, any amounts that we may pay under the Contract in excess of your interest in the Separate Account are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.


--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information, dated May 1, 2018, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the Statement of Additional Information ("SAI") is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's internet web site (http://www.sec.gov).


Investment in the Contracts is subject to risk that may cause the value of the Owner's investment to fluctuate, and when the Contracts are surrendered, the value may be higher or lower than the Purchase Payments.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable Account Options
--------------------------------------------------------------------------------


VALIC Company I Funds               VALIC Company II Funds              Public Funds
Asset Allocation Fund               Aggressive Growth Lifestyle Fund    American Beacon Bridgeway Large Cap Growth Fund
Blue Chip Growth Fund               Capital Appreciation Fund           Ariel Appreciation Fund
Broad Cap Value Income Fund         Conservative Growth Lifestyle Fund  Ariel Fund
Capital Conservation Fund           Core Bond Fund                      Invesco Balanced-Risk Commodity Strategy Fund
Core Equity Fund                    Government Money Market II Fund     T. Rowe Price Retirement 2015 Fund
Dividend Value Fund                 High Yield Bond Fund                T. Rowe Price Retirement 2020 Fund
Dynamic Allocation Fund             International Opportunities Fund    T. Rowe Price Retirement 2025 Fund
Emerging Economies Fund             Large Cap Value Fund                T. Rowe Price Retirement 2030 Fund
Foreign Value Fund                  Mid Cap Growth Fund                 T. Rowe Price Retirement 2035 Fund
Global Real Estate Fund             Mid Cap Value Fund                  T. Rowe Price Retirement 2040 Fund
Global Social Awareness Fund        Moderate Growth Lifestyle Fund      T. Rowe Price Retirement 2045 Fund
Global Strategy Fund                Small Cap Growth Fund               T. Rowe Price Retirement 2050 Fund
Government Money Market I Fund      Small Cap Value Fund                T. Rowe Price Retirement 2055 Fund
Government Securities Fund          Socially Responsible Fund           T. Rowe Price Retirement 2060 Fund
Growth Fund                         Strategic Bond Fund                 Vanguard Lifestrategy Conservative Growth Fund
Growth & Income Fund                                                    Vanguard Lifestrategy Growth Fund
Health Sciences Fund                                                    Vanguard Lifestrategy Moderate Growth Fund
Inflation Protected Fund                                                Vanguard Long-Term Investment-Grade Fund
International Equities Index Fund                                       Vanguard Long-Term Treasury Fund
International Government Bond Fund                                      Vanguard Wellington Fund
International Growth Fund                                               Vanguard Windsor II Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Nasdaq-100(R) Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

Table of Contents
--------------------------------------------------------------------------------


                                                                 Page
                                                                 ----

Glossary of Terms...............................................   3

Fee Tables......................................................   4

Highlights......................................................   7

General Information.............................................   8
   About the Contracts..........................................   8
   About VALIC..................................................   9
   American Home Assurance Company..............................   9
   About VALIC Separate Account A...............................   9
   Units of Interest............................................  10
   Distribution of the Contracts................................  10
   Administration of the Contracts..............................  10

Fixed and Variable Account Options..............................  11
   Fixed Account Options........................................  11
   Variable Account Options.....................................  11

Purchase Period.................................................  15
   Account Establishment........................................  15
   When Your Account Will Be Credited...........................  16
   Purchase Units...............................................  16
   Calculation of Value for Fixed Account Options...............  16
   Calculation of Value for Variable Account Options............  17
   Premium Enhancement Credit...................................  17
   Stopping Purchase Payments...................................  18

Transfers Between Investment Options............................  18
   During the Purchase Period -- Policy Against Market
     Timing and Frequent Transfers..............................  18
   Communicating Transfer or Reallocation Instructions..........  19
   Effective Date of Transfer...................................  19
   Transfers During the Payout Period...........................  20

Fees and Charges................................................  20
   Account Maintenance Charge...................................  20
   Surrender Charge.............................................  20
       Amount of Surrender Charge...............................  20
       10% Free Withdrawal......................................  20
       Exceptions to Surrender Charge...........................  21
   Premium Tax Charge...........................................  21
   Separate Account Charges.....................................  21
       Reduction or Waiver of Account Maintenance,
         Surrender, or Separate Account Charges.................  21
       Separate Account Expense Reimbursements or Credits.......  22
   Market Value Adjustment ("MVA")..............................  22
   Other Charges................................................  23

Payout Period...................................................  23
   Fixed Payout.................................................  23
   Assumed Investment Rate......................................  23
   Variable Payout..............................................  23
   Combination Fixed and Variable Payout........................  24
   Partial Annuitization........................................  24
   Payout Date..................................................  24
   Payout Options...............................................  24
   Payout Information...........................................  25


                                                                 Page
                                                                 ----

Surrender of Account Value......................................  25
   When Surrenders Are Allowed..................................  25
   Surrender Process............................................  25
   Amount That May Be Surrendered...............................  26
   Surrender Restrictions.......................................  26
   Partial Surrenders...........................................  26
   Systematic Withdrawals.......................................  27
   Distributions Required by Federal Tax Law....................  27

Exchange Privilege..............................................  27

Death Benefits..................................................  27
   The Process..................................................  27
   Beneficiary Information......................................  27
   Special Information for Nonqualified Contracts...............  28
   During the Purchase Period...................................  28
   Death Benefit Before Age 70..................................  28
   Death Benefit On or After Age 70.............................  28
   Adjusted Purchase Payment Amount.............................  28
   During the Payout Period.....................................  29

Other Contract Features.........................................  29
   Changes That May Not Be Made.................................  29
   Change of Beneficiary........................................  29
   Contingent Owner.............................................  29
   Cancellation -- The "Free Look" Period.......................  29
   We Reserve Certain Rights....................................  30
   Relationship to Employer's Plan..............................  30

Voting Rights...................................................  30
   Who May Give Voting Instructions.............................  30
   Determination of Fund Shares Attributable to Your Account....  30
       During the Purchase Period...............................  30
       During the Payout Period or after a Death Benefit
         Has Been Paid..........................................  30
   How Fund Shares Are Voted....................................  30

Federal Tax Matters.............................................  31
   Types of Plans...............................................  31
   Tax Consequences in General..................................  31

Legal Proceedings...............................................  33

Financial Statements............................................  34

Table of Contents of Statement of Additional Information........  34

Appendix A -- Selected Purchase Unit Data....................... A-1

Appendix B -- Living Benefits................................... B-1

Appendix C -- State Contract Variability........................ C-1

Glossary of Terms
--------------------------------------------------------------------------------


Unless otherwise specified in this prospectus, the words "we," "us," "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant, or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

Account Value -- the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

Annuitant -- the individual (in most cases, you) to whom Payout Payments will be paid.

Annuity Service Center -- VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105.

Assumed Investment Rate --The rate used to determine your first monthly payout payment per thousand dollars of account value in your Variable Account Option.

Beneficiary -- the individual designated to receive Payout Payments upon the death of the Annuitant.

Business Day -- any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

Code -- the Internal Revenue Code of 1986, as amended.

Contract Owner -- the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

Division -- the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

Fixed Account Option -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

Guided Portfolio Advantage/SM/ /Guided Portfolio Services(R) ("GPA" and "GPS", respectively) -- are financial advice services offered by VALIC Financial Advisors, Inc., a registered investment adviser and Company subsidiary. A separate investment advisory fee and agreement are required for either of these services, if available under an employer's retirement plan. The Living Benefits are not available with GPA or GPS.

Home Office -- located at 2929 Allen Parkway, Houston, Texas 77019.

Living Benefit -- an optional guaranteed minimum withdrawal benefit designed to help you create a guaranteed income stream for a specified period of time or as long as you and your spouse live, even if your entire Account Value has been reduced to zero. IncomeLOCK(R) +6, IncomeLOCK(R) +8 (together, "IncomeLOCK Plus") and IncomeLOCK(R) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

Mutual Fund or Fund -- the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

Participant -- the individual (in most cases, you) who makes purchase payments or for whom purchase payments are made.

Participant Year -- a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

Payout Payments -- annuity payments withdrawn in a steady stream during the Payout Period.

Payout Period -- the time when you begin to withdraw your money in Payout Payments. This may also may be called the "Annuity Period."

Payout Unit -- a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

Proof of Death -- a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

Purchase Payments -- an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

Purchase Period -- the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender). Also may be called the "Accumulation Period."

Purchase Unit -- a unit of interest owned by you in your Variable Account
Option.

Systematic Withdrawals -- payments withdrawn on a regular basis during the Purchase Period.

VALIC Separate Account A or Separate Account -- a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

Variable Account Option -- investment options that correspond to Separate Account Divisions available under the Contracts.

Fee Tables
--------------------------------------------------------------------------------

 The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

 Contract Owner/Participant Transaction Expenses


Maximum Surrender Charge (1)                                        5.00%
--------------------------------------------------------------------------
Maximum Loan Application Fee (per loan)                              $75
--------------------------------------------------------------------------
State Premium Taxes (as a percentage of the amount annuitized) (2)  0-3.5%
--------------------------------------------------------------------------


 The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

 Separate Account Charges


                                                                                           $3.75
                                                                                            Per
Variable Account Option Maintenance Charge (3)                                            Quarter
--------------------------------------------------------------------------------------------------
                                                                                           Annual
                                                                                          Separate
Mortality and Expense Risk Separate Account Charges for each Variable Account Option (4)  Account
(as a percentage of assets invested):                                                     Fee (%)
--------------------------------------------------------------------------------------------------
   VALIC Company I Funds (34 Funds) (5)                                                     0.40
--------------------------------------------------------------------------------------------------
   VALIC Company II Funds (15 Funds) (5)                                                    0.15
--------------------------------------------------------------------------------------------------
   Public Funds
--------------------------------------------------------------------------------------------------
       American Beacon Bridgeway Large Cap Growth Fund, Investor Shares                     0.40
--------------------------------------------------------------------------------------------------
       Ariel Appreciation Fund, Investor Shares                                             0.40
--------------------------------------------------------------------------------------------------
       Ariel Fund, Investor Shares                                                          0.40
--------------------------------------------------------------------------------------------------
       Invesco Balanced-Risk Commodity Strategy Fund, R5 Shares                             0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2015 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2020 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2025 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2030 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2035 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2040 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2045 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2050 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2055 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       T. Rowe Price Retirement 2060 Fund, Advisor Shares                                   0.40
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Conservative Growth Fund, Investor Shares                      0.65
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Growth Fund, Investor Shares                                   0.65
--------------------------------------------------------------------------------------------------
       Vanguard Lifestrategy Moderate Growth Fund, Investor Shares                          0.65
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Investment-Grade Fund, Investor Shares                            0.40
--------------------------------------------------------------------------------------------------
       Vanguard Long-Term Treasury Fund, Investor Shares                                    0.40
--------------------------------------------------------------------------------------------------
       Vanguard Wellington Fund, Investor Shares                                            0.65
--------------------------------------------------------------------------------------------------
       Vanguard Windsor II Fund, Investor Shares                                            0.65
--------------------------------------------------------------------------------------------------


 Optional IncomeLOCK Plus Fee


 If you elected this optional Living Benefit feature, the fee for IncomeLOCK Plus is calculated as a percentage of the Benefit Base.(6)



 Number of Covered Persons  Initial Annual Fee Rate Maximum Annual Fee Rate(7)
 -------------------------  ----------------------- --------------------------
 For One Covered Person              1.10%                     2.20%
 For Two Covered Persons             1.35%                     2.70%

--------------------------------------------------------------------------------


 Underlying Mutual Fund Expenses

 The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund's fees and expenses is contained in the prospectus for each Mutual Fund.


Total Annual Mutual Fund Operating Expenses                                               Minimum  Maximum
-----------------------------------------------------------------------------------------------------------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees,
distribution and/or service (12b-1) fees, and other expenses)                             0.12%(8) 1.40%(8)
-----------------------------------------------------------------------------------------------------------

--------
 Footnotes to the Fee Tables

 (1) The maximum surrender charge is the lessor of 5% of the amount withdrawn or 5% of the Purchase Payments received within the past 60 months. If no Purchase Payments are received within the past 60 months, the surrender charge will be zero. Reductions in the surrender charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."


 (2) If applicable, state premium taxes of up to 3.5% may also be deducted when you begin the Payout Period. See Premium Tax Charge section and Appendix C -- State Contract Variability.

 (3) Reductions in the account maintenance charge are available if certain conditions are met. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges" and "Exceptions to Surrender Charge."

 (4) See "Purchase Unit Value" in the SAI for a discussion of how the separate account charges impact the calculation of each Division's unit value. Reductions in the Separate Account Charges may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance, Surrender, or Separate Account Charges."

 (5) See cover page for a list of the VALIC Company I and VALIC Company II Variable Account Options offered by this prospectus.

 (6) The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated, see "IncomeLOCK Plus in Appendix B."

 (7) The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. For the formula to calculate the fee, see "Appendix B."


                           Minimum Annual Maximum Annual Maximum Annualized Fee Rate
Number of Covered Persons     Fee Rate       Fee Rate       Decrease or Increase*
------------------------------------------------------------------------------------
  One Covered Person           0.60%          2.20%               +/-0.25%
------------------------------------------------------------------------------------
  Two Covered Persons          0.60%          2.70%               +/-0.25%
------------------------------------------------------------------------------------

        *The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

 In accordance with the investment requirements associated with the election of a Living Benefit, you may, but are not required to, invest a portion of your assets in the Dynamic Allocation Fund. The Dynamic Allocation Fund utilizes an investment strategy that is intended, in part, to maintain a relatively stable exposure to equity market volatility over time. Accordingly, when the equity market is in a prolonged state of higher volatility, your Fee Rate may be increased due to VIX indexing and the Dynamic Allocation Fund may decrease its exposure to equity markets, thereby potentially reducing the likelihood that you will achieve a higher Anniversary Value. Additionally, the increased fee will continue to be applied against your fixed and separate account assets. Conversely, when the equity market is in a prolonged state of lower volatility, your Fee Rate may be decreased and the Dynamic Allocation Fund may increase its exposure to equity markets, providing you with the potential to achieve a higher Anniversary Value.


 (8) The Mutual Fund with the highest operating expenses is the American Beacon Bridgeway Large Cap Growth Fund. The Fund's Manager has contractually agreed to waive fees and/or reimburse expenses through April 30, 2018 to the extent that Total Annual Fund Operating Expenses exceed 1.19% (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Mutual Fund with the lowest operating expenses is the Vanguard LifeStrategy Conservative Growth Fund (0.12%). While the Vanguard LifeStrategy Conservative Growth Fund is the underlying Fund with the minimum total operating expenses within the Contract, the Vanguard Long-Term Treasury Fund has the lowest combined total operating expenses and associated Separate Account Charges (0.20% and 0.40%, respectively).

--------------------------------------------------------------------------------

Examples

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses. Each example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. Neither example includes the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Your actual costs may be higher or lower than the examples below.


The first set of examples assumes you invest in the Variable Account Option with the maximum total fund expenses (1.40%) and Separate Account Charges (0.40%) for total combined expenses of 1.80% (American Beacon Bridgeway Large Cap Growth Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $661  $1,103  $1,547   $2,256


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $198   $610   $1,047   $2,256



The second set of examples assumes you invest in the Variable Account Option with the minimum total fund expenses (0.20%) and Separate Account Charges (0.40%) for total combined expenses of 0.60% (Vanguard Long-Term Treasury Fund).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $545   $737    $909     $898


(2) If you annuitize your Contract or you do not surrender your Contract:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $76    $237    $409     $898



The third set of examples is applicable if you previously elected the IncomeLOCK Plus feature and assumes you invest in the Variable Account Option with the maximum total fund expenses (1.40%) and Separate Account Charges (0.40%) for total combined expenses of 1.80% (American Beacon Bridgeway Large Cap Growth Fund), and election of the IncomeLOCK Plus feature for Two Covered Persons (for the first year calculated at the initial annual fee rate of 1.35% and at the maximum annual fee rate of 2.70% for remaining years).


(1) If you surrender your Contract at the end of the applicable time period:


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $790  $1,857  $2,803   $4,730


(2) If you annuitize your Contract or you do not surrender your Contract (the IncomeLOCK Plus feature terminates at annuitization):


                        1 Year 3 Years 5 Years 10 Years
                        ------ ------- ------- --------
                         $333  $1,402  $2,345   $4,730




Note: These examples should not be considered representative of past or future expenses for any Variable Account Option or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

For Purchase Unit data for each of the Variable Account Options offered by this prospectus, which includes annual beginning and ending unit values and the number of units outstanding at the end of each period, see "Appendix A -- Selected Purchase Unit Data."

Highlights
--------------------------------------------------------------------------------

The Portfolio Director Fixed and Variable Annuity is a Contract between you and the Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals. There are minimum Purchase Payment amounts required to purchase a Contract. Purchase Payments may be invested in a variety of variable and fixed account options. Like all deferred annuities, the Contract has a Purchase Period and a Payout Period. During the Purchase Period, you invest money in your Contract. The Payout Period begins when you start receiving income payments from your annuity to provide for your retirement.

Purchase Requirements: Purchase Payments may be made at any time and in any amount, subject to plan, VALIC, or Code limitations. The minimum amount to establish a new Multi-Year Enhanced Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company. The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. For more information on Purchase Payments, refer to the "Purchase Period."

Right to Cancel: You may cancel your Contract within 20 days after receiving it (or whatever period is required in your state). We will return your original Purchase Payment or whatever your Contract is worth on the day that we receive your request, depending on your state law. See "Other Contract Features."


Expenses: There are fees and charges associated with the Contract. During the Purchase Period, if any portion of your account is invested in a Variable Account Option, a quarterly account maintenance charge of $3.75 is charged to your account. The Contract maintenance charge may be waived for certain group contracts. We also deduct Separate Account Charges of up to 0.65% annually of the average daily value of your Contract allocated to the Variable Account Options. See the "Fee Tables" and "Fees and Charges."


Living Benefits: A Living Benefit is a guaranteed minimum withdrawal benefit and is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. Living Benefits (IncomeLOCK +6, IncomeLOCK +8 and IncomeLOCK) are no longer available for purchase. See "Appendix B" for information on these Living Benefits.

Federal Tax Information: Although deferred annuity contracts such as Portfolio Director can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Code sections 403(b) or 401(k) and IRAs) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

Surrender Charges: Under some circumstances, a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you have made to your account during the last 60 months. See the above mentioned section for exceptions to this procedure.

Withdrawals from a Multi-Year Enhanced Option prior to the end of the applicable MVA term will be subject to a market value adjustment unless an exception applies. This may increase or reduce the amount withdrawn.

However, the market value adjustment will not reduce the amount invested in the Multi-Year Enhanced Option below the guaranteed amount.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which, for plans other than section 457(b) plans, generally include a tax penalty on withdrawals made prior to age 59 1/2, unless an exception applies.

Access to Your Money: You may withdraw money from your Contract during the Purchase Period. You will pay income taxes on earnings and untaxed contributions when you withdraw them. Payments received during the Payout Period are considered partly a return of your original investment. A federal tax penalty may apply if you make withdrawals before age 59 1/2. As noted above, a withdrawal charge may apply. See "Surrender of Account Value" and "Federal Tax Matters."

--------------------------------------------------------------------------------


Loans: Portfolio Director offers a tax-free loan provision for tax-qualified contracts, other than individual retirement plans ("IRAs"), which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid). If you elected IncomeLOCK Plus, see Appendix B for limitations on your ability to take loans.

Transfers: There is no charge to transfer the money in your account among Portfolio Director's investment options. You may transfer your Account Values between Variable Account Options at any time during the Purchase Period, subject to certain rules.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. Up to 20% of your Fixed Account Plus Account Value may be transferred during each Participant Year to other investment options. If you transfer assets from Fixed Account Plus to another investment option, any assets transferred back into Fixed Account Plus within 90 days will receive a different rate of interest, than that paid for new Purchase Payments.

Amounts invested in a Multi-Year Enhanced Option may be transferred to another investment option at the end of an MVA term without application of a market value adjustment.

Once you begin receiving payments from your account (called the Payout Period), you may still transfer funds among Variable Account Options once each Participant Year.

Transfers can be made by calling VALIC's toll-free transfer service at 1-800-448-2542. For more information on account transfers, see "Transfers Between Investment Options."

Income Options: When you are ready to begin taking income, you can choose to receive income payments on a variable basis, fixed basis, or a combination of both. You may also choose from five different income options, including an option for income that you cannot outlive. See "Payout Period."

Death Benefits: Portfolio Director will pay death benefits during either the Purchase Period or the Payout Period. The death benefits are automatically included in your Contract for no additional fee. If death occurs during the Purchase Period, Portfolio Director offers an interest-guaranteed death benefit or the standard death benefit. If death occurs during the Payout Period, your Beneficiary may receive a death benefit depending on the Payout Option selected. Note that the death benefit provisions may vary from state to state. See "Death Benefits."

Inquiries: If you have questions about your Contract, call your financial advisor or contact us at 1-800-448-2542.


All material state variations are described in Appendix C.


 Please read the prospectus carefully for more detailed information regarding these and other features and benefits of the Contract, as well as the risks of investing.

General Information
--------------------------------------------------------------------------------

About the Contracts

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

--------------------------------------------------------------------------------


About VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We reorganized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. On November 5, 1968, the name was changed to The Variable Annuity Life Insurance Company. Our main business is issuing and offering fixed and variable retirement annuity contracts, like Portfolio Director. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc., formerly American General Corporation ("SAFG"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owned subsidiary of AIG. AIG is a leading global insurance organization. AIG provides a wide range of property casualty insurance, life insurance, retirement products, and other financial services to commercial and individual customers in more than 80 countries and jurisdictions. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.


More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

American Home Assurance Company

The information below is applicable to you only if your Contract or Certificate was issued December 29, 2006 or earlier.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

About VALIC Separate Account A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contract. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Each Division invests in a different Mutual Fund made available through the Contract. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under The Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contract, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contract, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contract be held exclusively for the benefit of the Contract owner, Participants, annuitants, and beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

--------------------------------------------------------------------------------


Units of Interest

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

Distribution of the Contracts

As of the date of this prospectus, the principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, California 91367-4997. For more information about the Distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of the Financial Industry Regulatory Authority, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. VALIC receives payments from some Fund companies for exhibitor booths at meetings and to assist with the education and training of VALIC financial advisors.

VALIC sometimes retains and compensates business consultants to assist VALIC in marketing group employee benefit services to employers. VALIC business consultants are not associated persons of VALIC and are not authorized to sell or market securities or insurance products to employers or to group plan participants. The fees paid to such business consultants are part of VALIC's general overhead and are not charged back to employers, group employee benefit plans or plan participants.


VALIC compensates affiliated financial advisors through various methods of compensation. One component of compensation includes commissions, which may be up to 6.00% of each Purchase Payment during the first-year of the contract, up to 0.85% of Purchase Payments in subsequent years, and up to 5.00% on increases in the amount of periodic Purchase Payments in the year of the increase. If you own a Contract within an employer-sponsored retirement plan, your financial advisor may receive other forms of compensation in addition to or as an alternative to commissions. If you purchase a Contract as an IRA or as a non-qualified Contract, your financial advisor is paid a commission in amounts similar to those referenced above.

VALIC also distributes its products through independent broker-dealers, some of which are appointed by an employer to provide services in a retirement plan. Whether offered in a retirement plan or as an IRA or a non-qualified Contract, VALIC will pay independent broker-dealers for services/sales through the payment of a commission up to 4.00% of each Purchase Payment and an annual trail (a reduced commission paid after the initial purchase).

For more information about how your financial advisor may be compensated, please contact your advisor.


In addition, the Company and the Distributor may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

Administration of the Contracts

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.


Business Disruption and Cyber Security Risks. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website, our distribution partners, or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers, distribution partners and other intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or our distribution partners or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

Fixed and Variable Account Options
--------------------------------------------------------------------------------

The Contracts offer a choice from among several Variable Account Options and three Fixed Account Options. Depending on the selection made by your employer's plan, if applicable, there may be limitations on which and how many investment options Participants may invest in at any one time. All options listed (except where noted) are available, generally, for 401(a), 403(a), 401(k), and 403(b) plans and 457(b) eligible deferred compensation plans, as well as individual retirement annuities.

This prospectus describes a Contract in which units of interest in VALIC's Separate Account A are offered. Portfolio Director will allow you to accumulate retirement dollars in Fixed Account Options and/or Variable Account Options. Variable Account Options are referred to as Divisions (subaccounts) in VALIC Separate Account A. Each Separate Account Division represents our investment in a different mutual fund. This prospectus describes only the variable aspects of Portfolio Director except where the Fixed Account Options are specifically mentioned.

Fixed Account Options


Portfolio Director features up to three guaranteed fixed options that are each part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees under the Fixed Account Options are subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and not the Separate Account. A tax-deferred nonqualified annuity may include the guaranteed fixed options. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act.


      Fixed Account Options                Investment Objective
      ---------------------                --------------------
      Fixed Account Plus          This account provides fixed-return
                                  investment growth for the long-term. It
                                  is credited with interest at rates set
                                  by VALIC. The account is guaranteed to
                                  earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated. Purchase Payments
                                  allocated to a Fixed Account Plus will
                                  receive a current rate of interest.
                                  There are limitations on transfers out
                                  of this option. If you transfer assets
                                  from Fixed Account Plus to another
                                  investment option, any assets
                                  transferred back into Fixed Account
                                  Plus within 90 days will receive a
                                  different rate of interest, than that
                                  paid for new Purchase Payments.

      Short-Term Fixed Account    This account provides fixed-return
                                  investment growth for the short-term.
                                  It is credited with interest at rates
                                  set by VALIC, which may be lower than
                                  the rates credited to Fixed Account
                                  Plus, above. The account is guaranteed
                                  to earn at least a minimum rate of
                                  interest as shown in your Contract.
                                  Your money may be credited with a
                                  different rate of interest depending on
                                  the time period in which it is
                                  accumulated.

      Multi-Year Enhanced Option  This account is a long-term investment
       ("Multi-Year Option")      option, providing a guaranteed interest
                                  rate for a guaranteed period (three,
                                  five, seven, or ten years) ("MVA
                                  Term"). See your Contract for minimum
                                  investment amounts and other
                                  requirements and restrictions. This
                                  option may not be available in all
                                  employee plans or states. All MVA Terms
                                  may not be available. See your
                                  financial advisor for information on
                                  the MVA Terms that are currently
                                  offered.


Generally, for most series of Portfolio Director, a current interest rate is declared at the beginning of each calendar month, and is applicable to new contributions received during that month. Interest is credited to the account daily and compounded at an annual rate. You may obtain current interest rates by calling the Annuity Service Center or speaking with your financial advisor. VALIC guarantees that all contributions received during a calendar month will receive that month's current interest rate for the remainder of the calendar year. Our practice, though not guaranteed, is to continue crediting interest at that same rate for such purchase payments for one additional calendar year. Thereafter, the amounts may be consolidated with contributions made during other periods and will be credited with interest at a rate which the Company declares annually on January 1 and guarantees for the remainder of the calendar year. The interest rates and periods may differ between the series of Portfolio Director. Some series of Portfolio Director may offer a higher interest rate on Fixed Account Plus. This interest crediting policy is subject to change, but any changes made will not reduce the current rate below your contractually guaranteed minimum or reduce monies already credited to the account.

Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed account options, VALIC will declare annual fixed account crediting rates each contract year, and this rate will never be lower than the minimum guarantee rate as referenced in your contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract was issued.


Variable Account Options

The Contracts enable you to participate in Divisions that represent the Variable Account Options shown below. These Divisions comprise all of the Variable Account Options that are made available through VALIC Separate Account
A. According to your retirement program, you may not be able to invest in all of the Variable Account Options described in this prospectus. You may be subject to further limits on how many options you may be invested in at any one time or how many of the options you are invested in may be involved in certain transactions at any one time. We reserve the right to limit the investment options available under your Contract if you elected a Living Benefit, as described in Appendix B below.

Several of the Variable Account Options offered through VALIC's Separate Account A are also available to the general public (retail investors) outside of annuity contracts, life insurance contracts, or certain employer-sponsored retirement plans. These funds are listed in the front of the prospectus as

--------------------------------------------------------------------------------

"Public Funds." If your Contract is a tax-deferred nonqualified annuity that is not part of your employer's retirement plan, or if your Contract is issued under a deferred compensation plan (other than an eligible governmental 457(b) plan), those Variable Account Options that are invested in Public Funds will not be available within your Contract, due to Code requirements concerning investor control. Therefore, the nonqualified annuities listed above and ineligible deferred compensation 457(f) plans and private sector top-hat plans (generally, an unfunded deferred compensation plan maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly-compensated employees) may invest only in VALIC Company I and II.

The Variable Account Options shown below are grouped by asset class (e.g., domestic large-cap equity, small-cap equity, fixed income, and others). We also identify each Fund's investment adviser and, if applicable, investment sub-adviser. See the separate Fund prospectuses for more detailed information on each Fund's management fees and total expenses, investment objective, strategies and risks, as well as a history of any changes to a Fund's investment adviser or sub-adviser. You should read the prospectuses carefully before investing. Additional copies are available from VALIC at 1-800-448-2542 or online at www.valic.com.

Refer to your employer's retirement program documents for a list of the employer-selected Variable Account Options and any limitations on the number of Variable Account Options you may choose. All Funds may not be available for all plans or individual or group contracts.

Shares of certain of the Mutual Funds are also sold to separate accounts of other insurance companies that may or may not be affiliated with us. This is known as "shared funding." These Mutual Funds may also be sold to separate accounts that act as the underlying investments for both variable annuity contracts and variable life insurance policies. This is known as "mixed funding." There are certain risks associated with mixed and shared funding, such as potential conflicts of interest due to differences in tax treatment and other considerations, including the interests of different pools of investors. These risks may be discussed in each Mutual Fund's prospectus.

Investors seeking to achieve long term retirement security generally are encouraged to give careful consideration to the benefits of a well balanced and diversified investment portfolio. As just one example, investing one's total retirement savings in a limited number of investment options may cause that individual's retirement savings to not be adequately diversified. Spreading those assets among different types of investments can help an investor achieve a favorable rate of return in changing market or economic conditions that may cause one category of assets or particular security to perform very well while causing another category of assets or security to perform poorly. Of course, diversification is not a guarantee of gains or against losses. However, it can be an effective strategy to help manage investment risk. The United States Department of Labor provides information about the importance of diversification online at www.dol.gov/ebsa/investing.html.

SunAmerica Asset Management, LLC ("SunAmerica") is affiliated with the adviser, VALIC, due to common ownership.

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options      Adviser/Sub-Adviser
------------------------    -------------------     ------------------------      -------------------

Domestic Large-Cap Equity Asset Class

 American Beacon          Adviser: American Beacon   Large Cap Core Fund      Adviser: VALIC
   Bridgeway Large Cap     Advisors, Inc.                                     Sub-Adviser: Columbia
   Growth Fund            Sub-Adviser: Bridgeway                               Management Investment
                           Capital Management, Inc.                            Advisors, LLC ("Columbia
                                                                               Management")

 Blue Chip Growth Fund    Adviser: VALIC             Large Capital Growth     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Adviser: Massachusetts
                           Price Associates, Inc.                              Financial Services Company
                           ("T. Rowe Price")                                   ("MFS")

 Broad Cap Value Income   Adviser: VALIC             Large Cap Value Fund     Adviser: VALIC
   Fund                   Sub-Adviser: Barrow,                                Sub-Advisers: BNY Mellon and
                           Hanley, Mewhinney &                                 Janus Capital
                           Strauss, LLC ("Barrow                               Management LLC ("Janus")
                           Hanley")                                           Sub-Sub-Adviser: Perkins
                                                                               Investment Management LLC,
                                                                               an affiliate of Janus

 Capital Appreciation     Adviser: VALIC             Nasdaq-100(R) Index Fund Adviser: VALIC
   Fund                   Sub-Adviser: BNY Mellon                             Sub-Adviser: SunAmerica
                           Asset Management North
                           America Corporation
                           ("BNY Mellon")

 Core Equity Fund         Adviser: VALIC             Socially Responsible     Adviser: VALIC
                          Sub-Adviser: BlackRock       Fund                   Sub-Adviser: SunAmerica
                           Investment Management,    Stock Index Fund         Adviser: VALIC
                           LLC ("BlackRock")                                  Sub-Adviser: SunAmerica

--------------------------------------------------------------------------------


Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 Dividend Value Fund      Adviser: VALIC             Value Fund               Adviser: VALIC
                          Sub-Advisers: BlackRock                             Sub-Adviser: Wellington
                           and SunAmerica                                      Management Company LLP
                                                                               ("Wellington Management")

 Growth & Income Fund     Adviser: VALIC             Vanguard Windsor II Fund Advisers: Barrow Hanley;
 Growth Fund              Sub-Adviser: J.P. Morgan                             Hotchkis and Wiley Capital
                          Investment Management                                Management, LLC; Lazard
                          Inc. ("JPMIM")                                       Asset Management LLC;
                          Adviser: VALIC                                       Sanders Capital, LLC; and The
                          Sub-Adviser: American                                Vanguard Group, Inc.
                           Century Investment                                  ("Vanguard")
                           Management, Inc.
                           ("American Century")

Domestic Mid-Cap Equity Asset Class

 Ariel Appreciation Fund  Adviser: Ariel             Mid Cap Strategic        Adviser: VALIC
                          Investments, LLC             Growth Fund            Sub-Advisers: Janus and Allianz
                                                                               Global Investors U.S., LLC
                                                                               ("Allianz")

 Mid Cap Growth Fund      Adviser: VALIC             Mid Cap Value Fund       Adviser: VALIC
                          Sub-Adviser: Wells                                  Sub-Advisers: Boston Partners
                           Capital Management                                  Global Investors, Inc. d/b/a
                           Incorporated ("Wells                                Boston Partners and
                           Capital")                                           Wellington Management

 Mid Cap Index Fund       Adviser: VALIC             Small-Mid Growth Fund    Adviser: VALIC
                          Sub-Adviser: SunAmerica                             Sub-Adviser: Goldman Sachs
                                                                               Capital Management, LP
                                                                               ("Goldman Sachs")

Domestic Small-Cap Equity Asset Class

 Ariel Fund               Adviser: Ariel             Small Cap Index Fund     Adviser: VALIC
                          Investments, LLC                                    Sub-Adviser: SunAmerica

 Small Cap Aggressive     Adviser: VALIC             Small Cap Special        Adviser: VALIC
   Growth Fund            Sub-Adviser: Victory         Values Fund            Sub-Advisers: Wells Capital
                           Capital Management Inc.

 Small Cap Fund           Adviser: VALIC             Small Cap Value Fund     Adviser: VALIC
                          Sub-Advisers: JPMIM, T.                             Sub-Advisers: JPMIM
                           Rowe Price and
                           Bridgeway Capital
                           Management, LLC

 Small Cap Growth Fund    Adviser: VALIC
                          Sub-Adviser: JPMIM

Global Equity Asset Class (International And Domestic)

 Global Social Awareness  Adviser: VALIC             Global Strategy Fund     Adviser: VALIC
   Fund                   Sub-Adviser: SunAmerica                             Sub-Advisers: Franklin Advisers,
                                                                               Inc. and Templeton Investment
                                                                               Counsel, LLC

International Equity Asset Class

 Emerging Economies Fund  Adviser: VALIC             International Growth     Adviser: VALIC
 Foreign Value Fund       Sub-Adviser: JPMIM           Fund                   Sub-Adviser: Morgan Stanley
                          Adviser: VALIC                                       Investment Management Inc.
                          Sub-Adviser: Templeton
                           Global Advisors Limited

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
Variable Account Options    Adviser/Sub-Adviser     Variable Account Options        Adviser/Sub-Adviser
------------------------    -------------------     ------------------------        -------------------

 International Equities   Adviser: VALIC             International            Adviser: VALIC
   Index Fund             Sub-Adviser: SunAmerica      Opportunities Fund     Sub-Advisers: MFS and Delaware
                                                                               Investment Fund Advisers

Specialty Asset Class

 Global Real Estate Fund  Adviser: VALIC             Invesco Balanced-Risk    Adviser: Invesco
                          Sub-Advisers: Invesco        Commodity Strategy
                           Advisers, Inc.              Fund
                           ("Invesco") and
                           Goldman Sachs
                          Sub-Sub-Adviser: Invesco
                           Asset Management
                           Limited, an affiliate
                           of Invesco
 Health Sciences Fund     Adviser: VALIC             Science & Technology     Adviser: VALIC
                          Sub-Adviser: T. Rowe         Fund                   Sub-Advisers: T. Rowe Price,
                          Price                                                Allianz and Wellington
                                                                               Management

Hybrid Asset Class (Equity and Fixed Income)

 Aggressive Growth        Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2040 Fund
                          Investments LLC
                          ("PineBridge")
 Asset Allocation Fund    Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Adviser: PineBridge      Retirement 2045 Fund
 Conservative Growth      Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2050 Fund

 Dynamic Allocation Fund  Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
                          Sub-Advisers:                Retirement 2055 Fund
                          AllianceBernstein L.P.
                          and SunAmerica

 Moderate Growth          Adviser: VALIC             T. Rowe Price            Adviser: T. Rowe Price
   Lifestyle Fund         Sub-Adviser: PineBridge      Retirement 2060 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    The LifeStrategy Funds do not
   Retirement 2015 Fund                                Conservative Growth    employ an investment advisor,
                                                       Fund                   but benefit from the investment
                                                                              advisory services provided to
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    the underlying funds in which
   Retirement 2020 Fund                                Growth Fund            they invest. The investment
                                                                              advisor to the underlying funds
 T. Rowe Price            Adviser: T. Rowe Price     Vanguard LifeStrategy    is Vanguard.
   Retirement 2025 Fund                                Moderate Growth Fund

 T. Rowe Price            Adviser: T. Rowe Price
   Retirement 2030 Fund

 T. Rowe Price            Adviser: T. Rowe Price     Vanguard Wellington Fund Adviser: Wellington Management
   Retirement 2035 Fund

Fixed Income Asset Class

 Capital Conservation     Adviser: VALIC             Government Money Market  Adviser: VALIC
   Fund                   Sub-Adviser: PineBridge      II Fund                Sub-Adviser: SunAmerica

 Core Bond Fund           Adviser: VALIC             Government Securities    Adviser: VALIC
                          Sub-Adviser: PineBridge      Fund                   Sub-Adviser: JPMIM

 Government Money Market  Adviser: VALIC             Strategic Bond Fund      Adviser: VALIC
   I Fund                 Sub-Adviser: SunAmerica                             Sub-Adviser: PineBridge

--------------------------------------------------------------------------------

Variable Account Options    Adviser/Sub-Adviser     Variable Account Options    Adviser/Sub-Adviser
------------------------    -------------------     ------------------------    -------------------

 High Yield Bond Fund     Adviser: VALIC             Vanguard Long-Term       Advisers: Wellington
                          Sub-Adviser: Wellington      Investment-Grade Fund  Management and Vanguard
                           Management

 Inflation Protected Fund Adviser: VALIC             Vanguard Long-Term       Adviser: Vanguard
                          Sub-Adviser: PineBridge      Treasury Fund

 International            Adviser: VALIC
   Government Bond Fund   Sub-Adviser: PineBridge



The Dynamic Allocation Fund has an investment strategy that may serve to reduce the risk of investment losses that could require the Company to use its own assets to make payments in connection with certain guarantees under the Contract. In addition, the Dynamic Allocation Fund may enable the Company to more efficiently manage its financial risks associated with guarantees like living and death benefits, due in part to a formula developed by affiliated insurance companies and provided to the Sub-advisers. The formula used by the Sub-advisers is described in the Fund's prospectus and may change over time based on proposals by the Company. Any changes to the formula proposed by the Company will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Independent Directors. See the VALIC Company I prospectus and Statement of Additional Information for details.

A detailed description of the fees and investment objective, strategies, and risks of each Mutual Fund can be found in the current prospectus for each Fund mentioned. These prospectuses are available online at www.valic.com.

Purchase Period
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of your Purchase Payments may be determined by the retirement plan for which your Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

Account Establishment

You may establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below). Purchase Payments can also be made by you for IRAs and certain nonqualified Contracts ("individual contracts").

The maximum single payment that may be applied to any account without prior Home Office approval is $1,000,000. Minimum initial and subsequent Purchase Payments are as follows:

                                        Initial Subsequent
                      Contract Type     Payment  Payment
                      -------------     ------- ----------
                      Periodic Payment. $   30     $ 30
                      Single Payment... $1,000      -0-

Periodic Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:


  . Accept the application and establish your account within 2 Business Days. We will also apply your Purchase Payment by crediting the amount, effective the date we accept your application, to the Fixed or Variable Account Option(s) selected; or


  . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, effective the date we accept your application, by crediting the amount to the Fixed or Variable Account Option(s) selected; or

  .   Reject the application and return the Purchase Payment.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us; or

--------------------------------------------------------------------------------


Employer-Directed Account. At the direction of your employer, provided on a form acceptable to VALIC and accompanied by certain necessary information (such as name, address, and SSN), we may establish an account for you. In that case we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer, and provide a Contract or certificate. If you want a financial advisor to assist you in allocating these amounts, you will first need to provide certain personal and financial information that may be required by the advisor in order to provide such assistance; or

Starter Account. If we have your name, address and SSN, but we do not have an agreement with your employer for employer directed accounts, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulatory authority.

When Your Account Will Be Credited

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or Group Number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the Business Day all required information is received.

Purchase Units

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

Calculation of Value for Fixed Account Options

The Fixed Account Plus and the Short-Term Fixed Accounts are part of the Company's general assets. The Multi-Year Option may be invested in either the general assets of the Company or in a separate account of the Company, depending upon state requirements. You may allocate all or a portion of your Purchase Payment to the Fixed Account Options listed in the "Fixed and Variable Accounts Options" section in this prospectus. Purchase Payments you allocate to these Fixed Account Options are guaranteed to earn at least a minimum rate of interest. Interest is paid on each of the Fixed Account Options at declared rates, which may be different for each option. With the exception of a market value adjustment, which generally will be applied to withdrawals or transfers from a Multi-Year Option prior to the end of an MVA term, we bear the entire investment risk for the Fixed Account Options. All Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by the Company's general assets. The minimum amount to establish each new Multi-Year Option guarantee period (MVA Band), as described in the Contract, may be changed from time to time by the Company.

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The value of your Fixed Account Option is calculated on a given Business Day as shown below:

             Value of Your Fixed Account Options*
         =   (equals)
             All Purchase Payments made to the Fixed Account Options
         +   (plus)
             Amounts transferred from Variable Account Options to the Fixed Account Options
         +   (plus)
             All interest earned
         -   (minus)
             Amounts transferred or withdrawn from Fixed Account
             Options (including applicable fees and charges)

--------
* This value may be subject to a market value adjustment under the Multi-Year Option.

Calculation of Value for Variable Account Options

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. An overview of each of the Variable Account Options may be found in the "Fixed and Variable Account Options" section in this prospectus and in each Mutual Fund's prospectus. The Purchase Unit value of each Variable Account Option will change daily depending upon the investment performance of the underlying Mutual Fund (which may be positive or negative) and the deduction of the Separate Account Charges. See "Fees and Charges." Your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. Because Purchase Unit values for each Variable Account Option change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I or II Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the Separate Account Charges, the Purchase Unit value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I or II Fund, will lose value.

Premium Enhancement Credit

From time to time, VALIC may offer a 2% premium enhancement credit ("Premium Enhancement") to a Participant meeting certain criteria as described below. The Premium Enhancement will be added to the Account Value as earnings, allocated to the Fixed and Variable Account Options in the same manner as the Participant's Eligible Deposits to the account.

Eligibility Criteria

Participants. An "Eligible Participant" is any Participant establishing a new Portfolio Director account in the nonqualified or IRA markets that is subject to a full Contract surrender charge.

Rollover Deposits. A Premium Enhancement of 2% will be paid following the receipt and crediting of an initial Purchase Payment of $50,000 or more that is rolled over or transferred directly to VALIC from a non-VALIC retirement contract or program ("Eligible Deposit") on or after the endorsement effective date. We will total all such Eligible Deposits that we receive within a 90-day period from the date of the initial Purchase Payment in order to meet the $50,000 minimum requirement. An Eligible Deposit does not include a Purchase Payment made after 90 days from the initial Purchase Payment; a periodic Purchase Payment made to the Contract under a salary reduction arrangement; a Purchase Payment attributable to employer contributions; or a transfer or exchange from any other VALIC product. Eligibility for the Premium Enhancement will immediately end if an Eligible Participant takes a withdrawal from the Contract any time after we credit a Premium Enhancement to the Account Value. Participants may not transfer amounts in and out of a Contract to receive multiple bonuses on the same monies.

Contracts. This program is available only to Portfolio Director accounts in the nonqualified and IRA markets at this time. This does not include the Portfolio Director Freedom Plus IRA Contract.

Important Information Applicable to the Premium Enhancement Credit

The Premium Enhancement will not be counted as premium for contribution limits and is not considered to be an "Eligible Purchase Payment" for the Living Benefits; however, any earnings on the Premium Enhancement will be included as a part of the Anniversary Value. The Premium Enhancement will be immediately available for withdrawal, annuitization or payment of a death benefit; thus, the participant will be vested in the amount of the Premium Enhancement. The Premium Enhancement and any gains or losses attributable to it will be treated as "earnings" for all purposes under the Contract. As such, the Premium Enhancement will be subject to all of the

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rights and limitations that would otherwise apply under the Contract to earnings, gains or other credits. We may offer this Premium Enhancement program for certain periods each year. We reserve the right to modify, suspend or terminate the Premium Enhancement for Contracts that have not yet been issued. Additionally, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. The Premium Enhancement may not be available in all states or through the broker-dealer with which your financial advisor is affiliated. Check with your financial advisor for availability and any other restrictions.

Stopping Purchase Payments

You may stop Purchase Payments at any time. You may resume Purchase Payments thereafter during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closure will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

Transfers Between Investment Options
--------------------------------------------------------------------------------


You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com.

During the Purchase Period -- Policy Against Market Timing and Frequent
Transfers

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If you sell Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, you will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

  .   Plan-level or employer-initiated transactions;

  .   Purchase transactions involving transfers of assets or rollovers;

  . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

  .   Roth IRA conversions or IRA recharacterizations;

  .   Systematic purchases or redemptions; or

  .   Trades of less than $5,000.

Transfers resulting from your participation in the GPS Portfolio Manager Program or GPA Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations.

As described in a Fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

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We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, your account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

Fixed Account Option            Value         Frequency                            Other Restrictions
--------------------            -----         ---------                            ------------------
Fixed Account Plus:        Up to 20% per     At any time  If you transfer assets from Fixed Account Plus to another investment
                           Participant Year               option, any assets transferred back into Fixed Account Plus within 90 days may receive a different rate of interest than your new Purchase
                                                          Payments.(1)

                           100%              At any time  If Account Value is less than or equal to $500.

Short-Term Fixed Account:  Up to 100%        At any time  After a transfer into the Short-Term Fixed Account, you may not make a transfer from the Short-Term Fixed Account for 90 days.(2)

Multi-Year Option(3):      Up to 100%        At any time  Withdrawals or Transfers subject to market value adjustment if prior to the end of an MVA term. Each MVA Band will require a minimum transfer amount, as described in the Contract.(4)

--------
(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.
(3) The Multi-Year Option may not be available unless it has been selected as an option for your employer's retirement plan.
(4) The minimum transfer amount may be changed from time to time by the Company.

Contracts issued in connection with certain plans or programs may have different transfer restrictions due to the higher interest rates offered on Fixed Account Plus. From time to time we may waive the 20% transfer restriction on Fixed Account Plus for transfers to the Multi-Year Option or to other investment options.

Communicating Transfer or Reallocation Instructions

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

Effective Date of Transfer

The effective date of a transfer will be:

  . The date of receipt, if received in our Home Office before Market Close; otherwise,

  .   The next date values are calculated.

                                                                             19

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Transfers During the Payout Period

During the Payout Period, transfer instructions must be given in writing and mailed to our Home Office. Transfers may be made between the Contract's investment options subject to the following limitations:

Payout Option                                        % of Account Value                     Frequency
-------------                                        ------------------                     ---------
Variable Payout:                                         Up to 100%                    Once every 365 days
Combination Fixed and Variable Payout:  Up to 100% of money in variable option payout  Once every 365 days
Fixed Payout:                                           Not permitted                          N/A

Fees and Charges
--------------------------------------------------------------------------------

By investing in Portfolio Director, you may be subject to these fees and charges:

  .   Account Maintenance Charge

  .   Surrender Charge

  .   Premium Tax Charge

  .   Separate Account Charges

  .   Market Value Adjustment

  .   Other Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables." In addition, certain charges may apply to the Multi-Year Option, which are discussed at the end of this section. More detail regarding Mutual Fund fees and expenses may be found in the prospectus for each Mutual Fund, available at www.valic.com.

Account Maintenance Charge


During the Purchase Period an account maintenance charge of $3.75 will be deducted on the last Business Day of each calendar quarter if any of your money is invested in the Variable Account Options. We will sell Purchase Units from your account to pay the account maintenance charge. If all your money in the Variable Account Options is withdrawn, or transferred to a Fixed Account Option, the charge will be deducted at that time. The charge will be assessed pro-rata among the Variable Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.


The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Variable Account Options. Certain Contracts may not be subject to this charge, as described below.

Surrender Charge

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. If you request a partial surrender of your Account Value, a surrender charge would apply to any amount that exceeds the 10% free withdrawal allowed for any Participant Year. See below for exceptions to this charge. It is assumed that any new Purchase Payments are withdrawn before older ones; thus, the last dollar in is the first dollar out. See below for exceptions to this procedure. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

Amounts exchanged from other contracts issued by the Company may or may not be subject to a surrender charge. After the exchange, it is assumed that any new Purchase Payments are withdrawn before the exchanged amount. For more information, see "Exchange Privilege" in the SAI.

Amount of Surrender Charge

A surrender charge will be the lessor of:

  . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

  .   Five percent (5%) of the amount withdrawn.

10% Free Withdrawal

In any Participant Year, up to 10% of the Account Value may be withdrawn without a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal. If more than one withdrawal is made during a Participant Year, each percentage will be added to determine at what point the 10% limit has been reached.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10%

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premature distribution tax penalty for taking a withdrawal prior to age 59 1/2.
See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

  .   To money applied to provide a Payout Option;

  .   To death benefits;

  . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

  .   If your account has been in effect for 15 years or longer;

  . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2;

  .   To "No Charge Systematic Withdrawals";

  . Under certain contracts, to withdrawals under the No Charge Minimum Distribution provisions;

  . If, after the original Contract issue date, you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination or a doctor's verification; or

  . If you are at least 55 years old, are no longer employed by the employer that established the plan, and your account under the plan was established at least 5 years prior to the date of surrender.

  . For Contracts issued to individuals in the State of Oregon, no surrender charge will be applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.

We may waive any otherwise applicable surrender charge if you reinvest the surrender proceeds in another VALIC product. You will, however, be subject to a surrender charge, if any, in the newly acquired product under the same terms and conditions as the original product. For purposes of calculating any surrender charge due, you will be considered to have acquired the new product as of the date you acquired the original product.

Premium Tax Charge


Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge. See Appendix C for variations of the premium tax charge that may be applicable in your state.


Separate Account Charges


The Separate Account Charges for each Variable Account Option are shown in the Fee Tables of this prospectus. The charges range from 0.15% to 0.65% depending on the Variable Account Option selected. The charge is deducted daily from the net assets. This charge is guaranteed and cannot be increased by the Company. These charges are to compensate the Company for assuming certain risks under Portfolio Director. The Company assumes the obligation to provide payments during the Payout Period for your lifetime, no matter how long that might be. In addition, the Company assumes the obligation, during the Purchase Period, to pay an interest guaranteed death benefit. The Separate Account charges also may cover the costs of issuing and administering Portfolio Director and administering and marketing the Variable Account Options, including but not limited to enrollment, participant communication and education. Separate Account Charges are applied to Variable Account Options during both the Purchase Period and Payout Period.


The Separate Account Charges may be reduced if issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

Reduction or Waiver of Account Maintenance, Surrender, or Separate Account
Charges

We may, as described below, determine that the account maintenance charge, surrender charges, or Separate Account charges for Portfolio Director may be reduced or waived. We may reduce or waive these charges if we determine that your retirement program will allow us to reduce or eliminate administrative or sales expenses that we usually incur for retirement programs. There are a number of factors we will review in determining whether your retirement program will

                                                                             21

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allow us to reduce or eliminate these administrative or sales expenses:

  . The type of retirement program. Certain types of retirement programs, because of their stability, can result in lower administrative costs.

  . The nature of your retirement program. Certain types of retirement programs, due to the types of employees who participate, experience fewer account surrenders, thus reducing administrative costs.

  . Other factors of which we are not presently aware that could reduce administrative costs.

We review the following additional factors to determine whether we can reduce or waive account maintenance charges:

  . The frequency of Purchase Payments for your retirement program. Purchase Payments received no more than once a year can reduce administrative costs.

  . The administrative tasks performed by your employer for your retirement program.

The employer sponsoring your retirement program can, through its method of remitting Purchase Payments, reduce administrative costs.

We review the following additional factors to determine whether we can reduce surrender charges:

  . The size of your retirement program. A retirement program that involves a larger group of employees may allow us to reduce sales expenses.

  . The total amount of Purchase Payments to be received for your retirement program. Larger Purchase Payments can reduce sales expenses.

  . The use of mass enrollment or related administrative tasks performed by your employer for your retirement program.

We review the following additional factors to determine whether we can reduce the Separate Account charges:

  .   The frequency of Purchase Payments for your retirement program.

  .   The size of your retirement program.

  .   The amount of your retirement program's periodic Purchase Payment.

  .   The method of remitting periodic Purchase Payments.

In no event will the reduction or waiver of fees and charges be permitted where the reduction or waiver will unfairly discriminate against any person.

Additionally, under certain circumstances, and at VALIC's sole discretion, VALIC may issue a Contract credit for amounts transferred on behalf of a group contract from another plan or provider, pursuant to the terms of the Contract.

Separate Account Expense Reimbursements or Credits

Some of the Mutual Funds or their affiliates have an agreement with the Company to pay the Company for administrative, recordkeeping and shareholder services it provides to the underlying Fund. The Company may, in its discretion, apply some or all of these payments to reduce its charges to the Division investing in that Fund. We receive payments for the administrative services we perform, such as account recordkeeping, mailing of Fund related information and responding to inquiries about the Funds. Currently, these payments range from 0.00% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We may also receive what is referred to as "12b-1 fees" from some of the Funds themselves. In addition, we may receive non-12b-1 service fees from certain funds. These fees are designed to help pay for our direct and indirect distribution costs. The 12b-1 fees and non-12b-1 service fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

We may use these 12b-1 and non-12b-1 service fees or a portion of the recordkeeping fees to directly reduce the Separate Account Charges; thus, the net Separate Account Charges are reflected in the Fee Tables. The Separate Account Charges are guaranteed and may not be increased for the life of the Contracts. From time to time some of these fund arrangements may be renegotiated so that we receive a greater payment than previously paid. These fee arrangements do not result in any additional charges to Contract Owners or Participants.

Market Value Adjustment ("MVA")

Under the Multi-Year Option, you may establish one or more new Multi-Year Option guarantee periods (MVA Bands) with a minimum amount, as described in the Contract, per MVA Band in states in which the Multi-Year Option has been approved. The Company may change the minimum from time to time. Each MVA Band will be guaranteed to receive a stated rate of interest through the end of the selected MVA term. We guarantee your Multi-Year Option will earn at least the lowest minimum interest rate applicable to any of the fixed interest options in the Contract. A withdrawal will generally be subject to a surrender charge if it exceeds the amount of any free withdrawal amount permitted under your Contract. Withdrawals or transfers from an MVA Band prior to the end of the MVA term will be subject to a market value adjustment, unless an exception applies. This adjustment may be positive or negative,

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based upon the differences in selected interest rates at the time the MVA Band was established and at the time of the withdrawal. This adjustment will not apply upon the Owner's death, or if the Contract Owner is not a natural person, upon the death of the Annuitant. This adjustment applies independently from surrender charges, and can apply to a 10% free withdrawal. The market value adjustment may be waived for distributions that are required under your Contract. It will also be waived for 30 days following the end of an MVA term. Loans are not available from the Multi-Year Option. Please review your Contract for additional information on the Multi-Year Option.

Other Charges

We reserve the right to charge for certain taxes that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $75 per loan (if permitted under state law) and to limit the number of outstanding loans.

Payout Period
--------------------------------------------------------------------------------


The Payout Period begins when you decide to retire or when you elect to annuitize all or a portion of your Account Value. If your employer's plan permits, you may apply any portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones. If you do not elect a payout option, the payout option will mirror the allocation of investment options in your Contract upon annuitization. For example, if your Account Value is allocated solely to the Variable Account Options upon annuitization and you have not made an election, a variable payout option will be applied, or if your Account Value is allocated to a Fixed Account Option a fixed payout option will be applied. Similarly, if your Account Value is allocated to both Fixed and Variable Account Options, a combination fixed and variable payout option will be applied.


Fixed Payout

Under a fixed payout, you will receive payments that are fixed and guaranteed by the Company. The amount of these payments will depend on:

  .   Type and duration of payout option chosen;

  .   Your age or your age and the age of your survivor (1);

  . Your gender or your gender and the gender of your survivor (1) (IRAs and certain nonqualified Contracts);

  .   The portion of your Account Value being applied; and

  .   The payout rate being applied and the frequency of the payments.
--------
  (1) This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

Variable Payout

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you

                                                                             23

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select. For additional information on how Payout Payments and Payout Unit
Values are calculated, see the SAI.

In determining your first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds your AIR, your subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than your AIR, your subsequent payments will be less than your first payment.

Combination Fixed and Variable Payout

With a combination fixed and variable payout, you may choose:

  .   From your existing Variable Account Options (payments will vary); with a

  .   Fixed payout (payment is fixed and guaranteed).

Partial Annuitization

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

Payout Date

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form or through other media approved by VALIC. This request must be received by VALIC by at least the fifteenth (15th) day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

  . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the contract, and generally can be any time from age 50 to age 85, and may not be later than age 85 without VALIC's consent.

  . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

  . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

  . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

  . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 701/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

  . All Contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

  . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

Payout Options

You may specify the manner in which your Payout Payments are made. You may select one of the following options:

1. Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

2. Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, your Beneficiary can receive payments for the rest of your guaranteed period, or take a lump-sum distribution.

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3. Life with Cash or Unit Refund -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The additional payment under a fixed annuity, if any, is equal to the fixed annuity value of the Contract Owner's Account at the time it was valued for the payout date, less the Payout Payments. The additional payment under a variable annuity, if any, is equal to the variable annuity value of the Contract Owner's Account as of the date we receive Proof of Death, less the Payout Payments.


4. Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for beneficiaries at the death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment. For example, if the Annuitant dies before receiving a Payout Payment the first Payout Payment will be made to the second designated person. If both the Annuitant and the second designated person die before the first Payout Payment is made, no Payout Payments will be made.


5. Payment for a Designated Period -- payments are made to you for a select number of years between five and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed.

Payout Information

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

For more information about payout options or enhancements of those payout options available under the Contract, see the SAI.

Surrender of Account Value
--------------------------------------------------------------------------------

When Surrenders Are Allowed

You may withdraw all or part of your Account Value at any time before the Payout Period begins if:

  .   allowed under federal and state law; and

  .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.


Delay of payment. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In addition, we may defer making payments from of the Fixed Account Options for up to six months, or less, if required by law. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for more than 7 days when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.


Surrender Process

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form or information

--------------------------------------------------------------------------------

required in other approved media, and submit it to our Home Office or Annuity Service Center. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the applicable Fund prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

Amount That May Be Surrendered

The amount that may be surrendered during the Purchase Period can be determined as follows:

                  Allowed   = (equals)  Your Account Value(1)
                 Surrender                    - (minus)
                   Value                   Any Applicable
                                          Surrender Charge

--------
(1) Equals the Account Value next computed after your properly completed request for surrender is received in our Home Office.


There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us. The surrender value in a Fixed Account Option will never be less than the Purchase Payments allocated to the Fixed Account Option (less amounts transferred to a Variable Account Option or withdrawn from the Fixed Account Option).


Surrender Restrictions

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

  .   death benefits; and

  .   certain small amounts approved by the State of Florida.

Under the Louisiana Optional Retirement Plan, retirement benefits must be paid in the form of a lifetime income option. Single sum surrenders and partial surrenders out of the plan are not permitted, unless they are rollovers to another qualified plan or IRA, except for death benefits.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

Partial Surrenders

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. You may specify an amount to be taken from each Fund or the amount will be distributed pro-rata against all Funds. If you do not specify, the distribution will be taken pro-rata against the Variable Account and Fixed Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

                The amount            /        Your Purchase Units
           surrendered from the    (divided  next computed after the
          Variable Account Option    by)       written request for
                 + (plus)                    surrender is received at
           Any surrender charge                  our Home Office

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter. If your Account Value falls below a certain dollar amount and you do not make a Purchase Payment over a certain period of time, as specified in your Contract, we may close your account and pay the Account Value to you.

--------------------------------------------------------------------------------


Systematic Withdrawals

You may elect to withdraw all or part of your Account Value under a systematic withdrawal method as described in your Contract ("No Charge" systematic withdrawals). There will be no surrender charge for withdrawals using this method, which provides for:

  .   Payments to be made to you; and

  .   Payment over a stated period of time, but not less than five years; and

  . Payment of a stated yearly dollar amount or percentage (the amount or percentage may not exceed 20% of your Account Value at the time election is made).

We may require a minimum withdrawal amount under this method. The portion of your account that has not been withdrawn will continue to receive the investment return of the Variable Account Options that you selected. You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the funds in which you are invested, including the Multi-Year Option. A market value adjustment may apply to systematic withdrawals unless you choose the Fixed Interest Only payment option. Once begun, a "No Charge" systematic withdrawal election may not be changed, but can be revoked at no charge. If revoked, a "No Charge" systematic withdrawal may not be elected again. Systematic withdrawals that are not "No Charge" systematic withdrawals can be changed, revoked, and/or reinstated. No more than one systematic withdrawal election may be in effect at any one time. We reserve the right to discontinue any or all systematic withdrawals or to change the terms, at any time.

Distributions Required by Federal Tax Law

There will be no surrender charge on RMD's if the withdrawal:

  .   Is made payable to you; and

  . Does not exceed the amount required under federal tax law as determined by the values in your Portfolio Director Contract and VALIC.

You may select the specific investment option(s) from which to take distributions for most payment options, or you may elect to have your payment distributed proportionally across all the investment options in which you are invested, including the Multi-Year Option. This Contract feature will not be available in any year that an amount has been withdrawn under the "No Charge" systematic withdrawal method. See "Federal Tax Matters" for more information about required distribution rules.

Exchange Privilege
--------------------------------------------------------------------------------

From time to time, we may offer to exchange certain fixed or variable contracts into Portfolio Director. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Death Benefits
--------------------------------------------------------------------------------


The Contracts will pay death benefits during either the Purchase Period or the Payout Period.

The Process

VALIC requires that complete and acceptable documentation and paperwork be received from the Beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death or a written statement by an attending physician. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.



If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit will be payable.

Beneficiary Information

The Beneficiary may receive death benefits:

  .   In a lump sum;

  .   In the form of an annuity under any of the Payout Options;

  .   In partial payments over the Beneficiary's life expectancy; or

  . In a manner mutually agreeable between the Beneficiary and VALIC that is in accordance with applicable laws and regulations.

Payment of any death benefits must be within the time limits set by federal tax law, if any. In the case of an IRA, a spousal Beneficiary

--------------------------------------------------------------------------------


may continue the Contract or may roll the funds over to an IRA. If the Beneficiary elects a life annuity for a designated or fixed period, the guarantee period cannot exceed the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contract.

Special Information for Nonqualified Contracts

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be assigned to the contingent owner, if any, or to the Contract Owner's estate. Such transfers may be considered a taxable event by the IRS. In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

During the Purchase Period

Two types of benefits are available if death occurs during the Purchase Period: interest guaranteed death benefit and standard death benefit. The Beneficiary will receive the greater of these two benefits. The interest guaranteed death benefit ensures that the Beneficiary receives at least a minimum death benefit under the Contract, even if invested in Variable Account Options, while the standard death benefit guarantees the return of Purchase Payments less any prior withdrawals.

As indicated above, a Contract Owner may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

Death Benefit Before Age of 70

The interest guaranteed death benefit is payable when death occurs prior to your reaching the age of 70, provided that the benefit is available in your state.

The interest guaranteed death benefit is generally calculated as is shown below. The calculation becomes more complex based upon the transfers between available investment options or product exchanges. Thus, the death benefit may only be calculated for a Beneficiary once VALIC receives all paperwork, including satisfactory proof of death, complete and in a form acceptable to VALIC.

Step 1:  Determine your Fixed Account Option Value by taking the greater of:



             Value of Fixed Account Option on date all paperwork is complete and in a form acceptable to VALIC
         or
             100% of Purchase Payments invested in Fixed
             Account Option
             - (minus)
             Amount of all prior withdrawals from the Fixed Account
             Option, charges and any portion of Account Value applied under a Payout Option





Step 2:  Determine your Variable Account Option Value by taking the greater of:



            Value of Variable Account Options on date all paperwork is complete and in a form acceptable to VALIC
        or
            100% of Purchase Payments invested in Variable
            Account Options
            - (minus)
            Amount of prior withdrawals (out of) or transfers (out of) the Variable Account Options
            + (plus)
            Interest at an annual rate as specified in your Contract





Step 3:  Add step 1 + 2 = Death Benefit

For purposes of this calculation amounts transferred into the Variable Account Option will be treated as Purchase Payments.

This value may be adjusted if the total amount of any death benefit exceeds the Account Value.

Death Benefit On or After Age 70

The standard death benefit is payable if death occurs on or after age 70, or at any age in a state where the interest guaranteed death benefit is not available.

The standard death benefit will be the greater of:



             Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC or
             100% of Purchase Payments (to Fixed and/or Variable
             Account Options)
         -   (minus)
             Amount of all Prior Withdrawals, Charges and any portion of Account Value applied under a Payout Option



Adjusted Purchase Payment Amount

The information below is applicable to you only if you received a Death Benefit Endorsement or Amendatory Endorsement with your Contract or certificate.

--------------------------------------------------------------------------------



If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:



           A. 100% of Purchase Payments
           -  (minus)
           B. Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
           +  (plus)
           C. Interest on the result of A minus B at an annual rate as specified in your Contract (see below).



Each "Gross Withdrawal" is calculated by multiplying the Adjusted Purchase Payment Amount by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Adjusted Purchase Payment Amount. The interest adjustment in C. above is added only if you are under age 70 at the time of death.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser amount is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.




During the Payout Period

If the Annuitant dies during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option that you selected. The payout options available are described in the "Payout Period" section of this prospectus.

  . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

  . If the life with guaranteed period option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum; or

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant; or

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under the Contract and/or under federal tax law, including additional permitted delays before beginning distributions, as well as being able to continue the Contract as their own and not as a beneficiary account.




Other Contract Features
--------------------------------------------------------------------------------

Changes That May Not Be Made

The following terms in the Contracts may not be changed once your account has been established:

  .   The Contract Owner (except for an individual nonqualified Contract);

  .   The Participant; and

  .   The Annuitant.

Change of Beneficiary

The Beneficiary (if not irrevocable) may usually be changed at any time.

Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

Contingent Owner

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

Cancellation -- The "Free Look" Period

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the

--------------------------------------------------------------------------------


Company within 20 days after it is received. (A longer period will be allowed if required under state law.) See "Appendix C -- State Contract Variability." The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. Generally, the amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. Additionally, all Contracts issued as an IRA require the full return of Purchase Payments upon a free look. If your Contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your Contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the Account Value on the day we receive your request in good order at the Annuity Service Center. As noted previously, we reserve the right to withhold payment of the Premium Enhancement until the expiration of the Contract's free look period. See the "Purchase Period -- Premium Enhancement" section for more information. The Contract will be void once we issue a refund.


We Reserve Certain Rights

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different fees, expenses, objectives, strategies and risks.

We may restrict your ability to combine Contracts and may modify or suspend or impose additional or different conditions with respect to options available under the Contracts, as may be allowed by federal or state law. We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

Relationship to Employer's Plan

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Voting Rights
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

Who May Give Voting Instructions

During the Purchase Period, subject to any contrary provisions in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

Determination of Fund Shares Attributable to Your Account

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or after a Death Benefit Has Been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

How Fund Shares Are Voted

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the

--------------------------------------------------------------------------------


instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received. One effect of proportional voting is that a small number of Contract Owners may determine the outcome of a vote. In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.



In the event that shares of a Fund are owned by VALIC or an affiliated insurance company for their own benefit, such shares will be voted proportionally based on instructions received from Contract Owners.


Federal Tax Matters
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

Types of Plans

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

  . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

  . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

  .   Section 408(b) traditional IRAs;

  .   Section 408A Roth IRAs;

  . Section 457 deferred compensation plans of governmental and tax-exempt employers;

  .   Section 408(k) SEPs and SARSEPs; and

  .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts."

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

In addition, the Contracts may be used as "Nonqualified Contracts." Such nonqualified Contracts may be used to "informally" fund nonqualified deferred compensation plans, or they may serve as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds in nonqualified annuity contracts results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

Tax Consequences in General

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program.

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After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please consult with your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers. The Disaster Tax Relief and Airport and Airway Extension Act of 2017 and the Bipartisan Budget Act of 2018 provided relief from the 10% early withdrawal penalty tax for qualified hurricane distributions and qualified wildfire distributions from retirement funds.


On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.

It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or

--------------------------------------------------------------------------------

other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.



Legal Proceedings
--------------------------------------------------------------------------------


At April 23, 2018, the Company was defending an appeal with respect to a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The litigation concerns a contractual dispute regarding whether the WV Boards were entitled in 2008 to the immediate and complete withdrawal of funds invested in an annuity product issued by VALIC. In 2016, the parties stipulated to resolve the matter through final and non-appealable arbitration before an arbitration panel composed of three West Virginia Business Court judges. The panel issued its decision on April 28, 2017, and no recovery was awarded to the WV Boards. Thereafter, the claims against VALIC were dismissed and the Company's accrual for this contingent liability was reversed. In May 2017, notwithstanding the parties' stipulation that the arbitral decision would be final and non-appealable, the WV Boards appealed the arbitration decision to the West Virginia Supreme Court of Appeals. The appeal remains pending.



Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 23, 2018, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material adverse effect on the Company's statutory financial statements.

Financial Statements
--------------------------------------------------------------------------------


Financial statements of VALIC and the Separate Account and American Home (if applicable to you) are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-0506.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                                      Page
                                                      ----
                     General Information.............   3
                     Federal Tax Matters.............   3
                     Exchange Privilege..............  12
                     Calculation of Surrender Charge.  18
                     Purchase Unit Value.............  19

                                                            Page
                                                            ----
                Calculation of MVA Option..................  20
                Payout Payments............................  21
                Distribution of Variable Annuity Contracts.  23
                Experts....................................  23
                Comments on Financial Statements...........  23

                   Appendix A -- Selected Purchase Unit Data
--------------------------------------------------------------------------------

Purchase units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.*


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
  VALIC Company I
    Asset Allocation Fund (Division 5)       2017 1.538   1.735            2
                                             2016 1.439   1.538           --
                                             2015 1.452   1.439           --
                                             2014 1.383   1.452           --
                                             2013 1.198   1.383           --
                                             2012 1.061   1.198           --
                                             2011 1.056   1.061           --
                                             2010 0.925   1.056           --
                                             2009 0.751   0.925           --
                                             2008    --   0.751           --
    Blue Chip Growth Fund (Division 72)      2017 1.806   2.451       45,567
                                             2016 1.798   1.806           --
                                             2015 1.626   1.798           --
                                             2014 1.496   1.626           --
                                             2013 1.064   1.496           --
                                             2012 0.904   1.064           --
                                             2011 0.895   0.904           --
                                             2010 0.773   0.895           --
                                             2009 0.542   0.773           --
                                             2008    --   0.542           --
    Broad Cap Value Income Fund
     (Division 75)                           2017 1.652   1.944           13
                                             2016 1.457   1.652           --
                                             2015 1.483   1.457           --
                                             2014 1.384   1.483           --
                                             2013 1.018   1.384           --
                                             2012 0.897   1.018           --
                                             2011 0.886   0.897           --
                                             2010 0.777   0.886           --
                                             2009 0.623   0.777           --
                                             2008    --   0.623           --
    Capital Conservation Fund (Division 7)   2017 1.351   1.393      429,547
                                             2016 1.327   1.351           --
                                             2015 1.329   1.327           --
                                             2014 1.259   1.329           --
                                             2013 1.295   1.259           --
                                             2012 1.226   1.295           --
                                             2011 1.152   1.226           --
                                             2010 1.073   1.152           --
                                             2009 0.970   1.073           --
                                             2008    --   0.970           --
    Core Equity Fund (Division 15)           2017 1.522   1.835      258,465
                                             2016 1.356   1.522      304,252
                                             2015 1.387   1.356      316,087
                                             2014 1.249   1.387      326,215
                                             2013 0.930   1.249      445,827
                                             2012 0.817   0.930      488,713
                                             2011 0.825   0.817      550,266
                                             2010 0.734   0.825      586,748
                                             2009 0.597   0.734      709,533
                                             2008    --   0.597      817,797
    Dividend Value Fund (Division 21)        2017 1.590   1.870      453,454
                                             2016 1.368   1.590      368,553
                                             2015 1.383   1.368      403,968
                                             2014 1.271   1.383      428,835
                                             2013 0.981   1.271      425,988
                                             2012 0.875   0.981      470,248
                                             2011 0.812   0.875      617,340
                                             2010 0.715   0.812      762,496
                                             2009 0.603   0.715      908,126
                                             2008    --   0.603    1,099,268


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Dynamic Allocation Fund (Division 103)   2017 1.204   1.441           --
                                             2016 1.153   1.204           --
                                             2015 1.213   1.153           --
                                             2014 1.168   1.213           --
                                             2013 0.998   1.168           --
                                             2012    --   0.998           --
    Emerging Economies Fund (Division 87)    2017 0.621   0.874   28,946,289
                                             2016 0.560   0.621   27,547,170
                                             2015 0.657   0.560   26,987,885
                                             2014 0.699   0.657   25,959,253
                                             2013 0.772   0.699   26,065,754
                                             2012 0.609   0.722   25,273,647
                                             2011 0.703   0.609   25,013,285
                                             2010 0.635   0.703   24,524,804
                                             2009 0.492   0.635   23,647,904
                                             2008    --   0.492   22,859,470
    Foreign Value Fund (Division 89)         2017 0.970   1.131    3,401,977
                                             2016 0.869   0.970      645,757
                                             2015 0.941   0.869      667,073
                                             2014 1.070   0.941      712,417
                                             2013 0.851   1.070      754,329
                                             2012 0.719   0.851      800,656
                                             2011 0.830   0.719      856,633
                                             2010 0.775   0.830      937,116
                                             2009 0.528   0.775    1,184,874
                                             2008    --   0.528    1,488,257
    Global Real Estate Fund (Division 101)   2017 1.408   1.597       82,402
                                             2016 1.383   1.408           --
                                             2015 1.388   1.383           --
                                             2014 1.243   1.388           --
                                             2013 1.194   1.243           --
                                             2012 0.915   1.194           --
                                             2011 0.999   0.915           --
                                             2010 0.848   0.999           --
                                             2009 0.646   0.848           --
                                             2008    --   0.646           --
    Global Social Awareness Fund
     (Division 12)                           2017 1.301   1.590    1,902,154
                                             2016 1.222   1.301      532,617
                                             2015 1.230   1.222      594,132
                                             2014 1.144   1.230      639,398
                                             2013 0.891   1.144      683,533
                                             2012 0.763   0.891      761,636
                                             2011 0.816   0.763      901,405
                                             2010 0.730   0.816    1,011,682
                                             2009 0.557   0.730    1,299,409
                                             2008    --   0.557    1,541,696
    Global Strategy Fund (Division 88)       2017 1.443   1.632      133,755
                                             2016 1.376   1.443           --
                                             2015 1.450   1.376           --
                                             2014 1.430   1.450           --
                                             2013 1.208   1.430           --
                                             2012 1.015   1.208           --
                                             2011 1.042   1.015           --
                                             2010 0.937   1.042           --
                                             2009 0.758   0.937           --
                                             2008    --   0.758           --


--------

* The 2008 data for the Global Real Estate Fund begins on May 1, 2008, the date this Division was added to Portfolio Director. The 2011 data for the Invesco Balanced-Risk Commodity Strategy Fund begins on November 1, 2011, the date this Division was added to Portfolio Director. On March 23, 2012, the Lou Holland Growth Fund was merged into American Beacon Holland Large Cap Growth Fund. The data for 2011 and prior periods for the American Beacon Holland Large Cap Growth Fund (later referred to as the American Beacon Bridgeway Large Cap Growth II Fund) reflects the data for the Lou Holland Growth Fund. The 2012 data for the Dynamic Allocation Fund begins on December 26, 2012, the date this Division was added to Portfolio Director. While the T. Rowe Price Retirement Funds were added as Divisions on December 17, 2014, investments in the Divisions did not occur until 2015. On December 15, 2017, the American Beacon Bridgeway Large Cap Growth II Fund (formerly, the American Beacon Holland Large Cap Growth Fund) ("replaced option") merged with and into the American Beacon Bridgeway Large Cap Growth Fund ("surviving option"). The surviving option, American Beacon Bridgeway Large Cap Growth Fund, was added as a Variable Account Option in your prospectus on such date.

--------------------------------------------------------------------------------


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Government Money Market I Fund
     (Division 6)                             2017 0.996   0.996    5,696,817
                                              2016 1.000   0.996    5,554,358
                                              2015 1.004   1.000    5,711,316
                                              2014 1.008   1.004    5,987,050
                                              2013 1.012   1.008    6,328,816
                                              2012 1.016   1.012    7,493,542
                                              2011 1.019   1.016    6,438,760
                                              2010 1.023   1.019    7,619,735
                                              2009 1.024   1.023    9,004,685
                                              2008    --   1.024   10,108,070
    Government Securities Fund (Division 8)   2017 1.278   1.299      427,574
                                              2016 1.268   1.278           --
                                              2015 1.263   1.268           --
                                              2014 1.201   1.263           --
                                              2013 1.259   1.201           --
                                              2012 1.219   1.259           --
                                              2011 1.115   1.219           --
                                              2010 1.077   1.115           --
                                              2009 1.124   1.077           --
                                              2008    --   1.124           --
    Growth Fund (Division 78)                 2017 1.653   2.145   14,985,015
                                              2016 1.584   1.653   15,437,025
                                              2015 1.543   1.584   16,153,678
                                              2014 1.399   1.543   16,691,462
                                              2013 1.071   1.399   17,558,015
                                              2012 0.936   1.071   17,904,493
                                              2011 0.946   0.936   18,313,511
                                              2010 0.803   0.946   19,499,692
                                              2009 0.591   0.803   20,716,029
                                              2008    --   0.591   22,601,274
    Growth & Income Fund (Division 16)        2017 1.451   1.749        1,154
                                              2016 1.309   1.451           --
                                              2015 1.316   1.309           --
                                              2014 1.158   1.316           --
                                              2013 0.876   1.158           --
                                              2012 0.776   0.876           --
                                              2011 0.814   0.776           --
                                              2010 0.728   0.814           --
                                              2009 0.600   0.728           --
                                              2008    --   0.600           --
    Health Sciences Fund (Division 73)        2017 2.990   3.801       21,437
                                              2016 3.354   2.990           --
                                              2015 2.989   3.354           --
                                              2014 2.281   2.989           --
                                              2013 1.516   2.281           --
                                              2012 1.156   1.516           --
                                              2011 1.050   1.156           --
                                              2010 0.911   1.050           --
                                              2009 0.695   0.911           --
                                              2008    --   0.695           --
    Inflation Protected Fund (Division 77)    2017 1.287   1.344       63,529
                                              2016 1.244   1.287           --
                                              2015 1.288   1.244           --
                                              2014 1.256   1.288           --
                                              2013 1.356   1.256           --
                                              2012 1.260   1.356           --
                                              2011 1.149   1.260           --
                                              2010 1.057   1.149           --
                                              2009 0.968   1.057           --
                                              2008    --   0.968           --


                                                                     Number of
                                                     Unit    Unit      Units
                                                    Value   Value   Outstanding
 Fund Name                                     Year at 1/1 at 12/31  at 12/31
 ---------                                     ---- ------ -------- -----------
   International Equities Fund (Division 11)   2017 0.821   1.017      965,195
                                               2016 0.814   0.821           --
                                               2015 0.826   0.814           --
                                               2014 0.877   0.826           --
                                               2013 0.740   0.877           --
                                               2012 0.635   0.740           --
                                               2011 0.733   0.635           --
                                               2010 0.679   0.733           --
                                               2009 0.526   0.679           --
                                               2008    --   0.526           --
   International Government Bond Fund
    (Division 13)                              2017 1.264   1.361       38,612
                                               2016 1.223   1.264       25,485
                                               2015 1.270   1.223       26,178
                                               2014 1.258   1.270       39,131
                                               2013 1.339   1.258       45,158
                                               2012 1.237   1.339       45,911
                                               2011 1.189   1.237       47,868
                                               2010 1.104   1.189       48,471
                                               2009 0.993   1.104       65,909
                                               2008    --   0.993       71,333
   International Growth Fund (Division 20)     2017 0.979   1.244    1,021,600
                                               2016 1.011   0.979           --
                                               2015 1.020   1.011           --
                                               2014 1.060   1.020           --
                                               2013 0.882   1.060           --
                                               2012 0.737   0.882           --
                                               2011 0.820   0.737           --
                                               2010 0.731   0.820           --
                                               2009 0.542   0.731           --
                                               2008    --   0.542           --
   Large Cap Core Fund (Division 76)           2017 2.012   2.433        3,179
                                               2016 1.860   2.012           --
                                               2015 1.812   1.860           --
                                               2014 1.606   1.812           --
                                               2013 1.185   1.606           --
                                               2012 1.003   1.185           --
                                               2011 1.018   1.003           --
                                               2010 0.875   1.018           --
                                               2009 0.635   0.875           --
                                               2008    --   0.635           --
   Large Capital Growth Fund (Division 79)     2017 1.429   1.830    3,729,899
                                               2016 1.352   1.429    3,504,038
                                               2015 1.357   1.352    3,429,459
                                               2014 1.223   1.357    3,356,025
                                               2013 0.933   1.223    3,438,655
                                               2012 0.833   0.933    3,315,650
                                               2011 0.891   0.833    3,275,187
                                               2010 0.775   0.891    3,102,366
                                               2009 0.593   0.775    3,227,229
                                               2008    --   0.593    3,326,475
   Mid Cap Index Fund (Division 4)             2017 1.984   2.291   16,412,718
                                               2016 1.652   1.984   16,164,247
                                               2015 1.701   1.652   16,472,836
                                               2014 1.561   1.701   16,159,043
                                               2013 1.117   1.561   16,300,336
                                               2012 1.006   1.177   16,362,767
                                               2011 1.030   1.006   17,208,438
                                               2010 0.819   1.030   17,670,191
                                               2009 0.595   0.819   18,060,629
                                               2008    --   0.595   18,063,782

--------------------------------------------------------------------------------


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
    Mid Cap Strategic Growth Fund
     (Division 83)                           2017 1.387   1.745    2,311,515
                                             2016 1.270   1.387    2,005,070
                                             2015 1.309   1.270    2,169,804
                                             2014 1.274   1.309    2,279,202
                                             2013 0.922   1.274    2,328,211
                                             2012 0.848   0.922    2,408,362
                                             2011 0.913   0.848    2,533,256
                                             2010 0.726   0.913    2,519,332
                                             2009 0.496   0.726    2,777,824
                                             2008    --   0.496    2,410,092
    Nasdaq-100(R) Index Fund (Division 46)   2017 2.202   2.901        6,568
                                             2016 2.071   2.202           --
                                             2015 1.904   2.071           --
                                             2014 1.611   1.904           --
                                             2013 1.187   1.611           --
                                             2012 1.010   1.187           --
                                             2011 0.985   1.010           --
                                             2010 0.826   0.985           --
                                             2009 0.534   0.826           --
                                             2008    --   0.534           --
    Science & Technology Fund
     (Division 17)                           2017 1.937   2.727   12,271,930
                                             2016 1.812   1.937   12,546,226
                                             2015 1.687   1.812   13,220,996
                                             2014 1.480   1.687   13,018,561
                                             2013 1.043   1.480   13,486,502
                                             2012 0.934   1.043   13,961,764
                                             2011 0.997   0.934   14,977,996
                                             2010 0.820   0.997   15,845,486
                                             2009 0.497   0.820   16,127,931
                                             2008    --   0.497   16,438,753
    Small Cap Aggressive Growth Fund
     (Division 86)                           2017 1.823   2.503       15,262
                                             2016 1.798   1.823           --
                                             2015 1.778   1.798           --
                                             2014 1.624   1.778           --
                                             2013 1.089   1.624           --
                                             2012 0.950   1.089           --
                                             2011 1.063   0.950           --
                                             2010 0.835   1.063           --
                                             2009 0.547   0.835           --
                                             2008    --   0.547           --
    Small Cap Fund (Division 18)             2017 1.786   2.041       20,109
                                             2016 1.555   1.786        5,406
                                             2015 1.640   1.555        5,406
                                             2014 1.583   1.640        5,406
                                             2013 1.132   1.583        5,406
                                             2012 0.981   1.132           --
                                             2011 0.993   0.981           --
                                             2010 0.769   0.993           --
                                             2009 0.601   0.769           --
                                             2008    --   0.601           --
    Small Cap Index Fund (Division 14)       2017 1.774   2.021   10,767,348
                                             2016 1.470   1.774   11,064,916
                                             2015 1.545   1.470   11,314,841
                                             2014 1.481   1.545   11,330,492
                                             2013 1.072   1.481   11,466,084
                                             2012 0.928   1.072   11,303,009
                                             2011 0.973   0.928   11,533,659
                                             2010 0.772   0.973   11,464,255
                                             2009 0.605   0.772   11,175,914
                                             2008    --   0.605   10,301,414


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Small Cap Special Values Fund
     (Division 84)                            2017 1.832   2.030           --
                                              2016 1.417   1.832           --
                                              2015 1.485   1.417           --
                                              2014 1.394   1.485           --
                                              2013 1.007   1.394           --
                                              2012 0.883   1.007           --
                                              2011 0.933   0.883           --
                                              2010 0.770   0.933           --
                                              2009 0.588   0.770           --
                                              2008    --   0.588           --
    Small-Mid Growth Fund (Division 85)       2017 1.490   1.897           11
                                              2016 1.493   1.490           --
                                              2015 1.509   1.493           --
                                              2014 1.364   1.509           --
                                              2013 1.016   1.364           --
                                              2012 0.914   1.016           --
                                              2011 0.960   0.914           --
                                              2010 0.763   0.960           --
                                              2009 0.544   0.763           --
                                              2008    --   0.544           --
    Stock Index Fund (Division 10)            2017 1.652   1.997   43,756,700
                                              2016 1.486   1.652   45,223,999
                                              2015 1.476   1.486   46,527,786
                                              2014 1.309   1.476   47,538,056
                                              2013 0.996   1.309   49,302,961
                                              2012 0.865   0.996   50,955,871
                                              2011 0.853   0.865   52,636,131
                                              2010 0.747   0.853   55,546,218
                                              2009 0.594   0.747   58,492,985
                                              2008    --   0.594   61,803,897
    Value Fund (Division 74)                  2017 1.467   1.685        8,600
                                              2016 1.300   1.467           --
                                              2015 1.348   1.300           --
                                              2014 1.215   1.348           --
                                              2013 0.930   1.215           --
                                              2012 0.799   0.930           --
                                              2011 0.820   0.799           --
                                              2010 0.717   0.820           --
                                              2009 0.540   0.717           --
                                              2008    --   0.540           --
  VALIC Company II
    Aggressive Growth Lifestyle Fund
     (Division 48)                            2017 1.487   1.726       12,425
                                              2016 1.369   1.487           --
                                              2015 1.383   1.369           --
                                              2014 1.328   1.383           --
                                              2013 1.090   1.328           --
                                              2012 0.948   1.090           --
                                              2011 0.951   0.948           --
                                              2010 0.822   0.951           --
                                              2009 0.637   0.822           --
                                              2008    --   0.637           --
    Capital Appreciation Fund (Division 39)   2017 1.505   1.859           22
                                              2016 1.477   1.505           --
                                              2015 1.398   1.477           --
                                              2014 1.289   1.398           --
                                              2013 0.949   1.289           --
                                              2012 0.806   0.949           --
                                              2011 0.822   0.806           --
                                              2010 0.720   0.822           --
                                              2009 0.545   0.720           --
                                              2008    --   0.545           --

--------------------------------------------------------------------------------


                                                                 Number of
                                                 Unit    Unit      Units
                                                Value   Value   Outstanding
    Fund Name                              Year at 1/1 at 12/31  at 12/31
    ---------                              ---- ------ -------- -----------
      Conservative Growth Lifestyle Fund
       (Division 50)                       2017 1.488   1.638           --
                                           2016 1.398   1.488           --
                                           2015 1.419   1.398           --
                                           2014 1.371   1.419           --
                                           2013 1.256   1.371           --
                                           2012 1.124   1.256           --
                                           2011 1.088   1.124           --
                                           2010 0.961   1.088           --
                                           2009 0.796   0.961           --
                                           2008    --   0.796           --
      Core Bond Fund (Division 58)         2017 1.466   1.531    6,981,579
                                           2016 1.420   1.466    6,812,963
                                           2015 1.425   1.420    6,508,962
                                           2014 1.353   1.425    6,578,063
                                           2013 1.380   1.353    6,786,151
                                           2012 1.287   1.380    7,310,233
                                           2011 1.214   1.287    7,386,819
                                           2010 1.109   1.214    7,551,827
                                           2009 0.958   1.109    6,838,517
                                           2008    --   0.958    7,053,657
      Government Money Market II Fund
       (Division 44)                       2017 1.019   1.021          101
                                           2016 1.021   1.019           --
                                           2015 1.022   1.021           --
                                           2014 1.024   1.022           --
                                           2013 1.025   1.024           --
                                           2012 1.026   1.025           --
                                           2011 1.028   1.026           --
                                           2010 1.029   1.028           --
                                           2009 1.027   1.029           --
                                           2008    --   1.027           --
      High Yield Bond Fund (Division 60)   2017 1.519   1.636      374,108
                                           2016 1.347   1.519           --
                                           2015 1.400   1.347           --
                                           2014 1.364   1.400           --
                                           2013 1.298   1.364           --
                                           2012 1.143   1.298           --
                                           2011 1.097   1.143           --
                                           2010 0.967   1.097           --
                                           2009 0.675   0.967           --
                                           2008    --   0.675           --
      International Opportunities Fund
       (Division 33)                       2017 0.946   1.316      198,443
                                           2016 0.953   0.946           --
                                           2015 0.880   0.953           --
                                           2014 0.929   0.880           --
                                           2013 0.768   0.929           --
                                           2012 0.630   0.768           --
                                           2011 0.785   0.630           --
                                           2010 0.655   0.785           --
                                           2009 0.523   0.655           --
                                           2008    --   0.523           --
      Large Cap Value Fund (Division 40)   2017 1.441   1.656        9,836
                                           2016 1.233   1.441           --
                                           2015 1.270   1.233           --
                                           2014 1.149   1.270           --
                                           2013 0.850   1.149           --
                                           2012 0.728   0.850           --
                                           2011 0.762   0.728           --
                                           2010 0.659   0.762           --
                                           2009 0.599   0.659           --
                                           2008    --   0.599           --


                                                                    Number of
                                                    Unit    Unit      Units
                                                   Value   Value   Outstanding
  Fund Name                                   Year at 1/1 at 12/31  at 12/31
  ---------                                   ---- ------ -------- -----------
    Mid Cap Growth Fund (Division 37)         2017 1.290   1.695        4,939
                                              2016 1.234   1.290           --
                                              2015 1.248   1.234           --
                                              2014 1.223   1.248           --
                                              2013 0.935   1.223           --
                                              2012 0.841   0.935           --
                                              2011 0.887   0.841           --
                                              2010 0.727   0.887           --
                                              2009 0.507   0.727           --
                                              2008    --   0.507           --
    Mid Cap Value Fund (Division 38)          2017 1.681   1.922    4,763,433
                                              2016 1.476   1.681    5,035,062
                                              2015 1.499   1.476    5,183,910
                                              2014 1.407   1.499    5,415,515
                                              2013 1.049   1.407    5,821,796
                                              2012 0.862   1.049    5,777,541
                                              2011 0.947   0.862    6,054,958
                                              2010 0.776   0.947    6,200,431
                                              2009 0.568   0.776    6,413,884
                                              2008    --   0.568    6,879,800
    Moderate Growth Lifestyle Fund
     (Division 49)                            2017 1.536   1.743       32,936
                                              2016 1.419   1.536           --
                                              2015 1.435   1.419           --
                                              2014 1.378   1.435           --
                                              2013 1.184   1.378           --
                                              2012 1.043   1.184           --
                                              2011 1.031   1.043           --
                                              2010 0.899   1.031           --
                                              2009 0.714   0.899           --
                                              2008    --   0.714           --
    Small Cap Growth Fund (Division 35)       2017 1.600   2.259        2,823
                                              2016 1.486   1.600           --
                                              2015 1.506   1.486           --
                                              2014 1.508   1.506           --
                                              2013 1.023   1.508           --
                                              2012 0.912   1.023           --
                                              2011 0.953   0.912           --
                                              2010 0.714   0.953           --
                                              2009 0.519   0.714           --
                                              2008    --   0.519           --
    Small Cap Value Fund (Division 36)        2017 1.845   1.934    3,129,105
                                              2016 1.421   1.845    3,244,456
                                              2015 1.522   1.421    3,331,031
                                              2014 1.445   1.522    3,319,359
                                              2013 1.062   1.445    3,499,632
                                              2012 0.924   1.062    3,377,292
                                              2011 1.004   0.924    3,777,447
                                              2010 0.799   1.004    3,815,444
                                              2009 0.644   0.799    3,689,837
                                              2008    --   0.644    4,082,616
    Socially Responsible Fund (Division 41)   2017 1.780   2.144      175,085
                                              2016 1.611   1.780           --
                                              2015 1.595   1.611           --
                                              2014 1.383   1.595           --
                                              2013 1.023   1.383           --
                                              2012 0.889   1.023           --
                                              2011 0.879   0.889           --
                                              2010 0.768   0.879           --
                                              2009 0.588   0.768           --
                                              2008    --   0.588           --
    Strategic Bond Fund (Division 59)         2017 1.526   1.628          926
                                              2016 1.413   1.526           --
                                              2015 1.443   1.413           --
                                              2014 1.390   1.443           --
                                              2013 1.389   1.390           --
                                              2012 1.237   1.389           --
                                              2011 1.188   1.237           --
                                              2010 1.072   1.188           --
                                              2009 0.852   1.072           --
                                              2008    --   0.852           --

--------------------------------------------------------------------------------


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
   Fund Name                                 Year at 1/1 at 12/31  at 12/31
   ---------                                 ---- ------ -------- -----------
   Public Funds
   American Beacon Bridgeway Large Cap
    Growth Fund (Division 90)                2017    --   1.014          364
   American Beacon Bridgeway Large Cap
    Growth II Fund (Division 70)             2017 1.709   2.153           --
                                             2016 1.684   1.709           --
                                             2015 1.590   1.684           --
                                             2014 1.492   1.590           --
                                             2013 1.133   1.492           --
                                             2012 1.014   1.133           --
                                             2011 0.985   1.014           --
                                             2010 0.868   0.985           --
                                             2009 0.626   0.868           --
                                             2008    --   0.626           --
   Ariel Appreciation Fund (Division 69)     2017 1.915   2.196    5,647,254
                                             2016 1.707   1.915    6,025,047
                                             2015 1.827   1.707    6,256,812
                                             2014 1.696   1.827    6,378,743
                                             2013 1.165   1.696    6,429,331
                                             2012 0.980   1.165    6,117,678
                                             2011 1.062   0.980    6,119,585
                                             2010 0.891   1.062    6,233,187
                                             2009 0.549   0.891    6,341,088
                                             2008    --   0.549    6,496,157
   Ariel Fund (Division 68)                  2017 1.809   2.088   10,008,212
                                             2016 1.571   1.809   10,434,963
                                             2015 1.645   1.571   10,883,086
                                             2014 1.489   1.645   10,359,026
                                             2013 1.033   1.489   10,533,301
                                             2012 0.862   1.033   10,359,474
                                             2011 0.976   0.862   10,371,335
                                             2010 0.778   0.976   10,405,683
                                             2009 0.478   0.778   11,016,307
                                             2008    --   0.478   10,788,105
   Invesco Balanced-Risk Commodity Strategy
    Fund (Division 102)                      2017 0.667   0.697           --
                                             2016 0.598   0.667           --
                                             2015 0.719   0.598           --
                                             2014 0.857   0.719           --
                                             2013 0.999   0.857           --
                                             2012 0.968   0.999           --
                                             2011    --   0.968           --
   T Rowe Price Retirement 2015 Fund
    (Division 104)                           2017 1.049   1.182        1,786
                                             2016 0.984   1.049        2,965
                                             2015    --   0.984           --
   T Rowe Price Retirement 2020 Fund
    (Division 105)                           2017 1.052   1.210       14,690
                                             2016 0.986   1.052        5,228
                                             2015    --   0.986           --
   T Rowe Price Retirement 2025 Fund
    (Division 106)                           2017 1.055   1.233       54,563
                                             2016 0.987   1.055       32,060
                                             2015    --   0.987           --
   T Rowe Price Retirement 2030 Fund
    (Division 107)                           2017 1.057   1.254       67,311
                                             2016 0.988   1.057       12,607
                                             2015    --   0.988           --
   T Rowe Price Retirement 2035 Fund
    (Division 108)                           2017 1.058   1.271        2,872
                                             2016 0.990   1.058           --
                                             2015    --   0.990           --
   T Rowe Price Retirement 2040 Fund
    (Division 109)                           2017 1.058   1.282       48,684
                                             2016 0.990   1.058       32,019
                                             2015    --   0.990           --
   T Rowe Price Retirement 2045 Fund
    (Division 110)                           2017 1.059   1.288       38,755
                                             2016 0.990   1.059       22,159
                                             2015    --   0.990           --


                                                                   Number of
                                                   Unit    Unit      Units
                                                  Value   Value   Outstanding
  Fund Name                                  Year at 1/1 at 12/31  at 12/31
  ---------                                  ---- ------ -------- -----------
  T Rowe Price Retirement 2050 Fund
   (Division 111)                            2017 1.059   1.288       40,236
                                             2016 0.990   1.059        7,383
                                             2015    --   0.990           --
  T Rowe Price Retirement 2055 Fund
   (Division 112)                            2017 1.059   1.288       14,705
                                             2016 0.990   1.059        6,289
                                             2015    --   0.990           --
  T Rowe Price Retirement 2060 Fund
   (Division 113)                            2017 1.060   1.288           --
                                             2016 0.990   1.060           --
                                             2015    --   0.990           --
  Vanguard LifeStrategy Conservative Growth
   Fund (Division 54)                        2017 1.333   1.470           68
                                             2016 1.267   1.333           --
                                             2015 1.278   1.267           --
                                             2014 1.202   1.278           --
                                             2013 1.110   1.202           --
                                             2012 1.023   1.110           --
                                             2011 1.012   1.023           --
                                             2010 0.916   1.012           --
                                             2009 0.788   0.916           --
                                             2008    --   0.788           --
  Vanguard LifeStrategy Growth Fund
   (Division 52)                             2017 1.323   1.567           --
                                             2016 1.229   1.323           --
                                             2015 1.252   1.229           --
                                             2014 1.176   1.252           --
                                             2013 0.976   1.176           --
                                             2012 0.859   0.976           --
                                             2011 0.885   0.859           --
                                             2010 0.774   0.885           --
                                             2009 0.623   0.774           --
                                             2008    --   0.623           --
  Vanguard LifeStrategy Moderate Growth
   Fund (Division 53)                        2017 1.350   1.544        9,312
                                             2016 1.269   1.350           --
                                             2015 1.284   1.269           --
                                             2014 1.207   1.284           --
                                             2013 1.056   1.207           --
                                             2012 0.951   1.056           --
                                             2011 0.955   0.951           --
                                             2010 0.848   0.955           --
                                             2009 0.710   0.848           --
                                             2008    --   0.710           --
  Vanguard Long-Term Investment-Grade
   Fund (Division 22)                        2017 1.841   2.053      132,079
                                             2016 1.715   1.841      109,492
                                             2015 1.761   1.715      134,596
                                             2014 1.496   1.761      159,410
                                             2013 1.595   1.496      161,867
                                             2012 1.435   1.595      200,841
                                             2011 1.229   1.435      217,443
                                             2010 1.115   1.229      257,247
                                             2009 1.029   1.115      307,889
                                             2008    --   1.029      385,393
  Vanguard Long-Term Treasury Fund
   (Division 23)                             2017 1.710   1.849      374,450
                                             2016 1.696   1.710      387,876
                                             2015 1.730   1.696      407,751
                                             2014 1.386   1.730      467,894
                                             2013 1.600   1.386      527,589
                                             2012 1.553   1.600      588,562
                                             2011 1.206   1.553      681,696
                                             2010 1.112   1.206      824,845
                                             2009 1.269   1.112      987,225
                                             2008    --   1.269    1,187,983

--------------------------------------------------------------------------------


                                                                  Number of
                                                  Unit    Unit      Units
                                                 Value   Value   Outstanding
    Fund Name                               Year at 1/1 at 12/31  at 12/31
    ---------                               ---- ------ -------- -----------
    Vanguard Wellington Fund (Division 25)  2017 1.662   1.895   25,068,147
                                            2016 1.507   1.662   25,032,170
                                            2015 1.516   1.507   25,802,799
                                            2014 1.390   1.516   26,458,773
                                            2013 1.169   1.390   26,582,456
                                            2012 1.045   1.169   26,441,416
                                            2011 1.013   1.045   27,441,923
                                            2010 0.919   1.013   28,501,783
                                            2009 0.757   0.919   30,477,610
                                            2008    --   0.757   34,270,800


                                                                  Number of
                                                  Unit    Unit      Units
                                                 Value   Value   Outstanding
    Fund Name                               Year at 1/1 at 12/31  at 12/31
    ---------                               ---- ------ -------- -----------
    Vanguard Windsor II Fund (Division 24)  2017 1.489   1.728   23,726,183
                                            2016 1.321   1.489   24,316,592
                                            2015 1.374   1.321   24,671,258
                                            2014 1.244   1.374   25,581,960
                                            2013 0.958   1.244   26,158,707
                                            2012 0.826   0.958   26,164,350
                                            2011 0.810   0.826   26,647,265
                                            2010 0.037   0.810   27,483,962
                                            2009 0.584   0.737   28,547,147
                                            2008    --   0.584   30,086,579

                         Appendix B -- Living Benefits
--------------------------------------------------------------------------------

This Appendix provides information on IncomeLOCK +6, IncomeLOCK +8 (together, "IncomeLOCK Plus") and IncomeLOCK all of which are no longer available for purchase. Effective January 1, 2017, IncomeLOCK +6 is no longer available for purchase. Effective February 25, 2013, IncomeLOCK +8 was no longer available for purchase. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

An optional Living Benefit is designed to help you create a guaranteed income stream for as long as you live, or as long as you and your spouse live, even if the entire Account Value has been reduced to zero, provided withdrawals taken are within the parameters of the applicable feature. A Living Benefit may offer protection in the event your Account Value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. If you decide not to take withdrawals under these features, or you surrender your Contract, you will not receive the guarantees of the Living Benefit. You could pay for this feature and not need to use it. Likewise, depending on your Contract's market performance, you may never need to rely on the protections provided by a Living Benefit. If you elected IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect.

Table of Contents

               Living Benefit Defined Terms.................  B-1
               IncomeLOCK Plus..............................  B-2
               Fee Table....................................  B-2
               IncomeLOCK Plus Fee Formula..................  B-2
               IncomeLOCK Plus Features.....................  B-3
               IncomeLOCK Plus Options......................  B-6
               Withdrawals under the Living Benefits........  B-9
               Death Benefits under IncomeLOCK Plus......... B-10

               IncomeLOCK Plus Endorsements Issued Prior to
                 February 25, 2013.......................... B-11
               Fee Tables................................... B-11
               IncomeLOCK Plus Features..................... B-11
               IncomeLOCK Plus Options...................... B-15
               Surrender of Account Value................... B-16
               Loans........................................ B-16

               IncomeLOCK................................... B-16
               Extension Offer.............................. B-17
               Fee Table.................................... B-17
               IncomeLOCK Features.......................... B-17
               Surrender of Account Value................... B-21
               Death Benefits............................... B-22
               Loans........................................ B-23

Living Benefit Defined Terms

Anniversary Value -- The Account Value minus any Ineligible Purchase Payments as measured on each Benefit Anniversary.

Benefit Anniversary -- the first day of each Benefit Year.

Benefit Base -- a component of the calculation of the Living Benefit, which is used to determine the Living Benefit fee, the MAWA and the Protected Income Payment.

Benefit Quarter Anniversary -- is the first Business Day following each consecutive three month period starting on the Endorsement Date.

Benefit Year -- each consecutive one year period starting on the Endorsement Date and each Benefit Anniversary, and ending on the day before the next Benefit Anniversary.

Covered Person(s) -- the person or persons whose life or lives are used to determine the amount and duration of withdrawals under IncomeLOCK Plus. The Covered Persons are selected at the time IncomeLOCK Plus is elected and cannot be changed after the Endorsement Date.

Eligible Purchase Payments -- are Purchase Payments or portions thereof made on or after the Endorsement Date that are included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus). Note that all Purchase Payments are not Eligible Purchase Payments for purposes of calculating the Benefit Base.

Endorsement Date -- the date we issued the Living Benefit endorsement to your Contract.

Excess Withdrawal -- any withdrawal or portion thereof that causes the total of all withdrawals for that Benefit Year to exceed the Maximum Annual Withdrawal Amount, except if taken to meet a required minimum distribution associated with the Contract to which a Living Benefit endorsement is attached.

Income Credit -- is an amount that may be added to the Benefit Base during the Income Credit Period.

Income Credit Base -- is a component of the calculation of IncomeLOCK Plus, which is used to determine the dollar amount of any Income Credit during the Income Credit Period.

Income Credit Percentage -- a percentage used to calculate any available Income Credit for IncomeLOCK Plus on each Benefit Anniversary during the Income Credit Period.

Income Credit Period -- is the first twelve Benefit Years during which we calculate an Income Credit that may be added to the Benefit Base for IncomeLOCK Plus.

--------------------------------------------------------------------------------


Ineligible Purchase Payments -- are Purchase Payments or portions thereof that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable, for IncomeLOCK Plus).

Maximum Annual Withdrawal Amount -- the maximum amount that may be withdrawn each Benefit Year and is an amount calculated as a percentage of the Benefit Base.

Minimum Benefit Base -- is the guaranteed minimum amount to which the Benefit Base could be increased on the 12th Benefit Anniversary for IncomeLOCK Plus, provided no withdrawals are taken prior to that anniversary while the Living Benefit endorsement is in effect.

Protected Income Payment -- the amount to be paid each year over the remaining lifetime of the Covered Person(s) under IncomeLOCK Plus, after the Account Value is reduced to zero but the Benefit Base is still greater than zero.

IncomeLOCK Plus

The IncomeLOCK Plus Living Benefit is a guaranteed minimum withdrawal benefit. You may elect IncomeLOCK Plus only on your original Contract issue date, subject to certain age requirements. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse. If you elected IncomeLOCK +8 or if you elected IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Fee Table

The fees applicable to this Living Benefit are described below. You should keep in mind that an increase in the Benefit Base due to an adjustment to a higher Anniversary Value, an Income Credit, if applicable, or subsequent Eligible Purchase Payments will result in an increase to the dollar amount of the fee. Similarly, a decrease in the Benefit Base due to withdrawals will decrease the dollar amount of the fee.

The IncomeLOCK Plus fees are assessed as a percentage of the Benefit Base for all years in which the IncomeLOCK Plus benefit is in effect. The fee will be calculated and deducted on a proportional basis from your Account Value at the end of the first quarter following election and quarterly thereafter. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

                                                               Maximum
                                                              Annualized
                                  Initial  Maximum  Minimum    Fee Rate
                                   Annual   Annual   Annual    Decrease
       Number of Covered Persons  Fee Rate Fee Rate Fee Rate or Increase*
       -------------------------  -------- -------- -------- ------------
         One Covered Person......   1.10%    2.20%    0.60%    +/-0.25%
         Two Covered Persons.....   1.35%    2.70%    0.60%    +/-0.25%

--------
* The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each "Benefit Quarter Anniversary" (every consecutive three months starting on the Endorsement Date), we will deduct the fee in effect for the previous benefit quarter and determine the fee rate applicable to the next benefit quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. Your Fee Rate will increase or decrease on a Benefit Quarter Anniversary based on the change in the average value of the VIX from one Benefit Quarter to the next Benefit Quarter. See "Fee Tables" in this prospectus. For the formula of how the fee is calculated, see "IncomeLock Plus Fee Formula" below.

We will not assess a quarterly fee if you annuitize your Contract or if a death benefit is paid before the end of the benefit quarter. If IncomeLOCK Plus is still in effect while your Account Value is greater than zero, and you surrender your Contract, we will assess a pro-rata charge for the fee applicable to the benefit quarter in which the surrender occurs if you surrender your Contract before the end of a benefit quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next benefit quarter anniversary. If your Account Value is reduced to zero before IncomeLOCK Plus has been cancelled, the fee will no longer be assessed.

IncomeLOCK Plus Fee Formula

The fee for IncomeLOCK Plus is assessed against the Benefit Base and deducted from the Account Value at the end of each Benefit Quarter.

If you purchased your IncomeLOCK Plus endorsement prior to December 26, 2012, the value of the Volatility Index ("VIX"), an index of market volatility reported by the Chicago Board Options Exchange, used to calculate your fee is the value of the VIX at the end of the Benefit Quarter. If you purchased your IncomeLOCK Plus endorsement on or after December 26, 2012, the value of the VIX used to calculate your fee is the average of the VIX over the Benefit Quarter. The formula is the same, and the only difference is the value of the VIX that is used.

--------------------------------------------------------------------------------



The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:

Initial Annual Fee Rate + [0.05% x (Value of the VIX as of Market Close on each day the fee is calculated - 20)]

The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on the non-discretionary formula stated above which is tied to the change in the VIX. If the value of the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly.

You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK +6 with a 6% Income Credit may be elected at the date of Contract issue. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. The Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals. If you take withdrawals in any Benefit Year in excess of 6%, you will not receive any portion of the 6% Income Credit for that Benefit Year.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Amounts Received Under IncomeLOCK Plus -- Summary

If you elect IncomeLOCK+6, you may choose from Income Option 1, 2 or 3 or the Income Option with a Custom Allocation, which determines the withdrawal percentages you will receive while the Living Benefit is in effect.

You may begin taking withdrawals as early as age 45. The amounts you receive will vary based on (1) the income option you selected, (2) whether there are one or two Covered Persons, and (3) the age of the Covered Person(s) at the time of the first withdrawal. The percentage of the Benefit Base that is guaranteed by the Living Benefits: (1) while the Account Value is greater than zero ranges from 3.25% to 6.5%, and (2) once the Account Value has been reduced to zero ranges from 3% to 5%. See the "IncomeLOCK Plus Options -- Amounts Received Under the Benefit" in this Appendix for more detailed information. Note, however, that taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in this prospectus).

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that 20% of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus. All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

The IncomeLOCK +6 (Options 1, 2 and 3) endorsement requires that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). IncomeLOCK +6 (Custom Allocation) allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term Fixed Account.

--------------------------------------------------------------------------------


If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for more information regarding your investment restrictions.


Investment Group             Group A:                           Group B:                           Group C:
                           Bond, Cash and                     Equity Maximum                     Limited Equity
                           Fixed Accounts
-------------------------------------------------------------------------------------------------------------------------
Investment                  30%-Minimum                        0%-Minimum                         0%-Minimum
Restrictions               100%-Maximum                        70%-Maximum                        10%-Maximum
-------------------------------------------------------------------------------------------------------------------------
Variable Account  Fixed Account Plus                Aggressive Growth Lifestyle Fund    Ariel Appreciation Fund
Options           Short-Term Fixed Account          American Beacon Bridgeway           Ariel Fund
and/or            Capital Conservation Fund           Large Cap Growth Fund             Emerging Economies Fund
Fixed Accounts    Core Bond Fund                    Asset Allocation Fund               Global Real Estate Fund
                  Government Money Market I Fund    Blue Chip Growth Fund               Health Sciences Fund
                  Government Money Market II Fund   Broad Cap Value Income Fund         International Opportunities Fund
                  Government Securities Fund        Capital Appreciation Fund           Invesco Balanced-Risk Commodity
                  Inflation Protected Fund          Conservative Growth Lifestyle Fund    Strategy Fund
                  International Government          Core Equity Fund                    Mid Cap Growth Fund
                    Bond Fund                       Dividend Value Fund                 Mid Cap Strategic Growth Fund
                  Strategic Bond Fund               Dynamic Allocation Fund             Nasdaq-100(R) Index Fund
                  Vanguard Long-Term Investment     Foreign Value Fund                  Science and Technology Fund
                    Grade Fund                      Global Social Awareness Fund        Small Cap Aggressive Growth Fund
                  Vanguard Long-Term Treasury Fund  Global Strategy Fund                Small Cap Fund
                                                    Growth Fund                         Small Cap Growth Fund
                                                    Growth & Income Fund                Small Cap Index Fund
                                                    High Yield Bond Fund                Small Cap Special Values Fund
                                                    International Equities Index Fund
                                                    International Growth Fund
                                                    Large Cap Core Fund
                                                    Large Capital Growth Fund
                                                    Large Cap Value Fund
                                                    Mid Cap Index Fund
                                                    Mid Cap Value Fund
                                                    Moderate Growth Lifestyle Fund
                                                    Socially Responsible Fund
                                                    Stock Index Fund
                                                    T. Rowe Price Retirement 2015 Fund
                                                    T. Rowe Price Retirement 2020 Fund
                                                    T. Rowe Price Retirement 2025 Fund
                                                    T. Rowe Price Retirement 2030 Fund
                                                    T. Rowe Price Retirement 2035 Fund
                                                    T. Rowe Price Retirement 2040 Fund
                                                    T. Rowe Price Retirement 2045 Fund
                                                    T. Rowe Price Retirement 2050 Fund
                                                    T. Rowe Price Retirement 2055 Fund
                                                    T. Rowe Price Retirement 2060 Fund
                                                    Value Fund
                                                    Vanguard LifeStrategy
                                                      Conservative Growth Fund
                                                    Vanguard LifeStrategy
                                                      Growth Fund
                                                    Vanguard LifeStrategy Moderate
                                                      Growth Fund
                                                    Vanguard Wellington Fund
                                                    Vanguard Windsor II Fund

--------------------------------------------------------------------------------


Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

The 20% automatic allocation to Fixed Account Plus counts against the 30% of your investments that must be allocated to Group A (IncomeLOCK +6 endorsements with Custom Allocation only). The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program

We will automatically enroll you in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the restrictions. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the automatic allocation. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing.

You may modify the automatic asset rebalancing instructions at any time as long as they are consistent with the restrictions. If the Living Benefit is cancelled or terminated and the Contract remains in-force, investment restrictions will no longer apply.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements.

Additional Important Information Applicable to IncomeLOCK Plus

If you elect IncomeLOCK Plus, you will not be able to take a loan while this Living Benefit is in effect. You will need to wait until after the 5th Benefit Year anniversary (the earliest IncomeLOCK Plus termination date), terminate IncomeLOCK Plus and then take a loan. When you terminate IncomeLOCK Plus, you will lose any benefits that you may have had with this feature.

Withdrawals under these features are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may withdraw each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" and "Federal Tax Matters" sections of this prospectus.

IncomeLOCK Plus may only be elected on your original Contract issue date, provided you meet the applicable issue age requirements. Note that these features and/or their components may not be available in your state. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products. In addition, effective December 26, 2012, IncomeLOCK Plus is no longer available for new enrollments under plans which are subject to the

--------------------------------------------------------------------------------

requirements of Title I of ERISA. This discontinuance will not affect participants who have already elected IncomeLOCK or IncomeLOCK Plus under such plans. Check with your financial advisor for availability and any additional restrictions.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability. Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.

IncomeLOCK Plus Options

You may elect IncomeLOCK Plus only on your Contract issue date to cover either your life only or the lives of both you and your spouse. We refer to the person or persons whose lifetime withdrawals are guaranteed under IncomeLOCK Plus as the "Covered Person(s)." If your Contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

IncomeLOCK +6 locks in the greater of two values in determining the Benefit Base. The Benefit Base determines the basis of the Covered Person(s)' guaranteed lifetime benefit which must be taken in a series of withdrawals. Each consecutive one-year period starting from the Endorsement Date is considered a Benefit Year. While the Benefit Base is greater than zero, the Benefit Base is automatically locked in on each Benefit Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the Benefit Base increased by any available Income Credit. The Income Credit is reduced but not eliminated in any Benefit Year in which withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years, even after starting withdrawals. There is an additional guarantee if you do not take any withdrawals before the 12th Benefit Anniversary (the "Minimum Benefit Base"). In that situation, the Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base on the 12th Benefit Anniversary is less than the Minimum Benefit Base, which is equal to 200% of the first Benefit Year's Eligible Purchase Payments.

Age Requirements and Covered Persons

To elect IncomeLOCK Plus, Covered Persons must meet the age requirements set forth below. The age requirement varies depending on the number of Covered Persons. The age requirements for other optional benefits and features under your Contract may be different than those listed here. You must meet the age requirement for those features in order to elect them.

If you elect one Covered Person:

                                          Covered Person
                      -----------------------------------
                                          Minimum Maximum
                                            Age     Age
                      -----------------------------------
                      One Covered Person    45      80
                      -----------------------------------

If you elect two Covered Persons:

                                Covered Person #1 Covered Person #2
                ---------------------------------------------------
                                Minimum  Maximum  Minimum  Maximum
                                  Age      Age      Age      Age
                ---------------------------------------------------
                Nonqualified:
                One Owner
                with Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------
                Qualified: One
                Owner with
                Spousal
                Beneficiary       45       80       45     N/A(1)
                ---------------------------------------------------

--------
(1) The age requirement is based solely on the single owner for purposes of issuing the Contract with the Living Benefit. The spousal beneficiary's age is not considered in determining the maximum issue age of the second Covered Person.

Covered Persons can be any of the following:

If you elect one Covered Person:

  .   The Contract Owner

  .   The annuitant (for Contracts not naturally-owned)

If you elect two Covered Persons:

  .   The Contract Owner and the 100% spousal primary beneficiary

  . The annuitant and the 100% spousal primary beneficiary (for Contracts not naturally-owned)

  .   Spousal joint annuitants (for Contracts not naturally-owned)

Ownership changes can affect IncomeLOCK Plus as follows:

If you elect one Covered Person:

An ownership change that removes the Covered Person cancels the feature. Ownership changes that do not cancel the feature:

   1. Change from a natural to a non-natural Contract Owner: the natural Contract Owner and the annuitant must be the same person; and

   2. Change from a non-natural Contract Owner to a natural Contract Owner: the new natural Contract Owner and the annuitant must be the same person.

--------------------------------------------------------------------------------


If you elect two Covered Persons:

Ownership changes that do not eliminate the second Covered Person's guarantee include:

   1. Change from a natural to a non-natural Contract Owner (the natural Contract Owner and the annuitant must be the same person); and

   2. Change from a non-natural Contract Owner to a natural Contract Owner (the new natural Contract Owner and the annuitant must be the same person).
Ownership changes that eliminate the second Covered Person's guarantee, but still provide the life guarantee for the first Covered Person include:

   1. Removal or replacement of the original spousal beneficiary; and

   2. Removal of second Covered Person as Contract Owner or spousal beneficiary as a result of a divorce settlement.

Note also that if a Contract is non-naturally owned, a change of annuitant is not permitted.

Amounts Received under the Benefit

The amount you can receive differs depending on the Income Credit option you have elected and whether the Account Value is greater than or equal to zero. While the Account Value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of the Benefit Base used to calculate the Maximum Annual Withdrawal Amount that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the Protected Income Payment Percentage represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

The applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.

                                 IncomeLOCK +6

-----------------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
     Age of Covered Person at First          Income       Income        Income        Custom
              Withdrawal                    Option 1     Option 2      Option 3     Allocation
-----------------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)   5.0% / 3.0%* 5.0% / 3.0%* 3.75% for Life 4.5% / 3.0%*
-----------------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)     5.5% / 4.0%  6.5% / 3.0%  5.0% for Life  4.5% / 4.0%
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger)  4.5% / 3.0%* 4.5% / 3.0%* 3.25% for Life 4.0% /3.0%*
-----------------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5.0% / 4.0%  6.0% / 3.0%  4.50% for Life 4.0% / 4.0%
-----------------------------------------------------------------------------------------------

 * The Protected Income Payment Percentage is 4% if the Benefit Base is increased to a new highest Anniversary Value on or after the Covered Person's 65/th/ birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

Calculation of the Value of each Component of the Benefit

The benefit offered by IncomeLOCK Plus is calculated by considering the factors described below. If you purchased IncomeLOCK +8 or if you purchased IncomeLOCK +6 prior to February 25, 2013, see "IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013" in this Appendix for specific provisions applicable to these products.

First, we determine the initial Benefit Base. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million (annual cap amount) without our prior approval. The initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000. In addition, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Any Purchase Payments made in contract year 1 in excess of the annual cap amount as well as all Purchase Payments received after the first contract year are considered Ineligible Purchase Payments, and are not included in the Benefit Base. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 (annual cap amount) without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Endorsement Date and ends 12 years thereafter. The Income Credit Period may not be extended.

--------------------------------------------------------------------------------


Third, we determine the Anniversary Value which equals your Account Value on any Benefit Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; or (2) Eligible Purchase Payments.

Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the initial Benefit Base. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals, as defined below.

Fifth, we determine the Income Credit.

The Income Credit is equal to 6% ("Income Credit Percentage") of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. If you take withdrawals in a Benefit Year that are in total less than 6% of the Benefit Base (and therefore, less than your Maximum Annual Withdrawal Amount), the Income Credit Percentage on the Benefit Year anniversary is reduced by a percentage calculated as the sum of all withdrawals taken during the preceding Benefit Year, divided by the Benefit Base. For example, if you take a withdrawal that is equal to 4% of the Benefit Base, the Income Credit Percentage for that Benefit Year is reduced from 6% to 2%. However, if you take a withdrawal that is greater than the Maximum Annual Withdrawal Amount in the preceding Benefit Year, the Income Credit for that Benefit Year is equal to zero.

Sixth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the Account Value is greater than zero, without reducing the Benefit Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Benefit Base by the applicable Maximum Annual Withdrawal Percentage. If your Account Value is reduced to zero but your Benefit Base is greater than zero, the Protected Income Payment is determined by multiplying the Benefit Base by the applicable Protected Income Payment Percentage.

Finally, we consider any Excess Withdrawals. We define Excess Withdrawals as any withdrawal in a Benefit Year taken after the Maximum Annual Withdrawal Amount has been withdrawn, or any portion of a withdrawal that causes the total withdrawals in a Benefit Year to exceed the Maximum Annual Withdrawal Amount.

Increase of the Benefit Base and Income Credit Base

On each Benefit Anniversary, the Benefit Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Benefit Base plus the Income Credit, if any. In addition, the Benefit Base can also be increased to at least the Minimum Benefit Base on the 12th Benefit Year anniversary, provided no withdrawals are taken prior to that anniversary.

On each Benefit Anniversary during the Income Credit Period (first 12 Benefit Years following the Endorsement Date), the Income Credit Base is automatically increased to the highest Anniversary Value, if the Benefit Base is also increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Benefit Base.

Increases to your Benefit Base and Income Credit Base occur on Benefit Anniversaries while the Account Value is greater than zero. However, Eligible Purchase Payments can increase your Benefit Base and Income Credit Base at the time they are received. Your Benefit Base and Income Credit Base will not increase if your Account Value was higher on days other than the Benefit Anniversary.

In any Benefit Year during which subsequent Eligible Purchase Payments are allocated to your Contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Benefit Base is increased on a Benefit Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Anniversary, applicable to the coming Benefit Year, by multiplying the increased Benefit Base by the applicable Maximum Annual Withdrawal Percentage.

If the Account Value has been reduced to zero, the Benefit Base will no longer be recalculated on each Benefit Anniversary. See "If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" below.

Cancellation of IncomeLOCK Plus

IncomeLOCK Plus may be cancelled by the Contract Owner on any Benefit Quarter Anniversary after the end of the 5/th/ Benefit Year. Cancellation will be effective on the Benefit Quarter Anniversary following receipt of a cancellation request and the fee will continue to be deducted up to and including the cancellation effective date. Prior fees taken are not returned upon cancellation. Once IncomeLOCK Plus is cancelled, the guarantees under the benefit are terminated, investment limitations no longer apply to the Contract and you may not re-elect IncomeLOCK Plus.

Automatic Termination of IncomeLOCK Plus

The feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

   1. Any Excess Withdrawal that reduces the Account Value and Benefit Base to zero.

   2. A death benefit is paid, and the Contract is terminated.

--------------------------------------------------------------------------------


   3. Full surrender or termination of the Contract.

   4. Full or partial annuitization of the Contract.

   5. Upon the death of the single Covered Person (for single life benefit).

   6. Upon the death of the second (surviving) Covered Person (for joint lives benefit).

   7. Any change of ownership except as noted above.

Withdrawals under the Living Benefits

The timing and amount of withdrawals will affect the amounts received under the Living Benefits, as set forth below in greater detail.

The amount of any withdrawal for any Living Benefit which exceeds the Maximum Annual Withdrawal Amount because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an Excess Withdrawal providing that all of the following conditions are met:

(1) No withdrawals in addition to the RMD are taken in that same year;

(2) Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

(3) If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

(4) You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an Excess Withdrawal.

If you have elected IncomeLOCK +6 and the RMD amount is greater than the Maximum Annual Withdrawal Amount, but less than 6% of the Benefit Base, an Income Credit will be included in determining any Benefit Base increase in that Benefit Year.

Withdrawals made under these Living Benefits are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a surrender charge.

You should not elect a Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.

Withdrawal under IncomeLOCK Plus

The Maximum Annual Withdrawal Amount, the Benefit Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. If you take a withdrawal before the 12th Benefit Year anniversary, your Benefit Base is not eligible to be increased to the Minimum Benefit Base.

Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Benefit Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years.

Excess Withdrawals reduce your Benefit Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Benefit Base in the same proportion by which the Account Value is reduced by the Excess Withdrawal. As a result of a reduction of the Benefit Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Benefit Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year's Maximum Annual Withdrawal Amount. When the Account Value is less than the Benefit Base, Excess Withdrawals will reduce the Benefit Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, no Income Credit will be added to the Benefit Base in that Benefit Year.

The impact of withdrawals on specific factors is further explained below:

Benefit Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Benefit Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Benefit Base and Income Credit Base are reduced in the same proportion by which the Account Value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount.

Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Benefit Base. Accordingly, if the sum of withdrawals in any

--------------------------------------------------------------------------------

Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Benefit Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Benefit Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.

Protected Income Payment: If the Benefit Base is greater than zero, but the Account Value has been reduced to zero, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Benefit Base by the applicable Protected Income Payment Percentage. The Benefit Base is no longer increased on Benefit Anniversaries after the Account Value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. See "If your Account Value is Reduced to Zero" below.

If your Account Value is Reduced to Zero

All withdrawals from the Contract, including withdrawals under IncomeLOCK Plus, will reduce your Account Value. Unfavorable investment experience and/or fees may also reduce your Account Value. If the Account Value is reduced to zero but the Benefit Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).

If an Excess Withdrawal reduces your Account Value to zero, no further benefits are payable under the Contract and your Contract along with IncomeLOCK Plus will terminate.

If your Account Value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under IncomeLOCK Plus may reduce the Account Value to zero, thereby terminating any other benefits of the Contract. In addition, an Income Credit is not available if the Account Value is reduced to zero, even if a benefit remains payable.

When the Account Value equals zero but the Benefit Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following options for payment:

1. The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

2. Any payment option mutually agreeable between you and us.

Once you elect a payment option, it cannot be changed. If you do not select a payment option above, the remaining benefit will be paid as an amount based on the Protected Income Payment Percentage. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s).

Latest Annuity Date

If the Account Value is greater than zero and you have reached the latest Annuity Date, if applicable, the Maximum Annual Withdrawal Amount is no longer available for withdrawal under IncomeLOCK Plus. Rather, the Protected Income Payment will be calculated by multiplying the Benefit Base by the Protected Income Payment Percentage and paid until the death(s) of the Covered Person(s), as discussed under "If your Account Value is Reduced to Zero" above.

If the Account Value and the Benefit Base are greater than zero on the latest Annuity Date, you must select one of the following options:

1. Annuitize the Account Value under the Contract's annuity provisions; or

2. Elect to receive the Protected Income Payment on the latest Annuity Date, divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or

3. Any payment option mutually agreeable between you and us.

If you do not elect an option listed above, on the latest Annuity Date, we may annuitize the Account Value in accordance with one of the single or joint life and period certain options under the Annuity Provisions of the Contract or payments that do not exceed your life expectancy as required by the Internal Revenue Service ("IRS").

Death Benefits under IncomeLOCK Plus

If there is one Covered Person and that person dies, the surviving spousal Beneficiary may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract if the Account Value is greater than zero, without IncomeLOCK Plus and its corresponding fee.

--------------------------------------------------------------------------------


If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:

1. Make a death claim if the Account Value is greater than zero, which terminates IncomeLOCK Plus and the Contract; or

2. Continue the Contract with IncomeLOCK Plus and its corresponding fee.

The components of IncomeLOCK Plus in effect at the time of such continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of IncomeLOCK Plus elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. If the continuation occurs during the Income Credit Period, the surviving Covered Person will continue to receive any increases to the Benefit Base for highest Anniversary Values or if applicable, any Income Credit while the Account Value is greater than zero. The surviving Covered Person is also eligible to receive the Minimum Benefit Base on the 12th Benefit Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Endorsement Date.

Upon the death of the Covered Person(s), if the Account Value is greater than zero, a Beneficiary who is not a Covered Person must make an election under the death benefit provisions of the Contract, which terminates IncomeLOCK Plus.

For more information on death benefits, see "Death Benefits" in the prospectus.

IncomeLOCK Plus Endorsements Issued Prior to February 25, 2013

Effective February 25, 2013, the IncomeLOCK +8 living benefit is no longer available for purchase. If you elected IncomeLOCK +6 or IncomeLOCK +8 prior to February 25, 2013, the following provisions are applicable to this feature. All other IncomeLOCK Plus information provided in this Appendix under the heading "IncomeLOCK Plus" above applies to your Living Benefit except the following:

Fee Tables

The IncomeLOCK Plus fee is calculated as a percentage of the Benefit Base./1/

For Endorsement Dates of December 26, 2012 through February 24, 2013:

            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.10%      2.20%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.35%      2.70%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates of May 1, 2012 through December 25, 2012:

            -------------------------------------------------------
                                                          Maximum
                                                        Annualized
                                              Maximum    Fee Rate
             Number of Covered   Initial Fee Annual Fee Decrease or
                 Persons            Rate      Rate/2/   Increase/3/
            -------------------------------------------------------
            One Covered Person      1.30%      2.60%     +/-0.25%
            -------------------------------------------------------
            Two Covered Persons     1.55%      3.10%     +/-0.25%
            -------------------------------------------------------

For Endorsement Dates prior to May 1, 2012:

            --------------------------------------------------------
                                                           Maximum
                                                         Annualized
                                              Maximum     Fee Rate
             Number of Covered   Initial Fee   Annual     Decrease
                 Persons            Rate     Fee Rate/2/ or Increase
            --------------------------------------------------------
            One Covered Person      1.10%      2.20%      +/-0.25%
            --------------------------------------------------------
            Two Covered Persons     1.35%      2.70%      +/-0.25%
            --------------------------------------------------------

The fee rate can increase or decrease no more than 0.0625% each Benefit Quarter (0.25%/4).

IncomeLOCK Plus Features

IncomeLOCK Plus offers guaranteed lifetime income plus the opportunity to increase income by locking in the greater of either the Contract's highest Anniversary Value or an annual Income Credit. IncomeLOCK Plus was available with two separate Income Credit options: IncomeLOCK +6, with a 6% Income Credit, and IncomeLOCK +8, with an 8% Income Credit. The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years. Although IncomeLOCK +6 is still available for purchase as of the date of

--------
/1/ The fee is assessed against the Benefit Base which determines the basis of the Covered Person(s) guaranteed lifetime benefit. The fee is deducted from your Account Value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Benefit Base is calculated for IncomeLOCK Plus, see "IncomeLOCK Plus -- IncomeLOCK Plus Options" in this Appendix.
/2/ The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index ("VIX(R)"), an index of market volatility reported by the Chicago Board Options Exchange. If the VIX increases or decreases on a Benefit Quarter Anniversary, your fee rate will increase or decrease accordingly. See "IncomeLOCK Plus -- IncomeLOCK Plus Fee Formula" in this Appendix.
/3/  The Minimum Annual Fee Rate for IncomeLOCK Plus is 0.60%.

--------------------------------------------------------------------------------

this prospectus, IncomeLOCK +8 is no longer available as of February 25, 2013.

Income Credit Options

The annual Income Credit is an amount we may add to the Benefit Base each year for the first 12 Benefit Years.

For IncomeLOCK +6, the Income Credit is reduced but not eliminated in any Benefit Year in which cumulative withdrawals are less than 6% of the Benefit Base, thereby providing a guarantee that income can increase during the first 12 years even after starting withdrawals.

For IncomeLOCK +8, the Income Credit is only available in years when no withdrawals are taken.

After the expiration of the Income Credit Period your Benefit Base may continue to be increased to lock in a higher Anniversary Value. In addition, if no withdrawals are taken during the first 12 years, on the 12th Benefit Anniversary, your Benefit Base will be increased to the Minimum Benefit Base if the Benefit Base is less than this Minimum Benefit Base. The Minimum Benefit Base is equal to 200% of the first Benefit Year's Eligible Purchase Payments if the feature is added on the original Contract issue date or 200% of your Account Value on the Endorsement Date if the feature was added after your original Contract issue date and prior to May 1, 2012.

Amounts Received Under IncomeLOCK Plus

You may begin taking withdrawals as early as age 45. If you elected IncomeLOCK+6 on December 26, 2012 through February 24, 2013, the withdrawal percentage you receive while the Living Benefit is in effect varies according to the Income Credit Option you elected (Option 1, 2, 3 or Custom Allocation).

In addition, if you elected IncomeLOCK +6 or IncomeLOCK +8, your withdrawal percentage will vary primarily depending on (1) whether you elected one or two Covered Persons, (2) the age of the Covered Person(s) at the time of the first withdrawal and (3) whether the Account Value is greater than or equal to zero.

While the Account Value is greater than zero, the MAWP represents the percentage of the Benefit Base used to calculate the MAWA that may be withdrawn each Benefit Year without decreasing the Benefit Base or Income Credit Base. If the Account Value has been reduced to zero, the PIPP represents the percentage of the Benefit Base used to calculate the Protected Income Payment that the client will receive each year over the remaining lifetime of the Covered Person(s). See "IncomeLOCK Plus -- If your Account Value is Reduced to Zero" under the heading "Withdrawals under the Living Benefits" in the prospectus.

The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value is greater than zero, or the MAWP, ranges from 5% to 6% for IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012 and ranges from 4.5% to 5.5% for IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012. The percentage of the Benefit Base that is guaranteed by the Living Benefits while the Account Value has been reduced to zero, or the PIPP, ranges from 3% to 4%. The MAWP and PIPP will vary based on
(1) the Living Benefit selected (IncomeLOCK +6 or IncomeLOCK +8), (2) whether there are one or two Covered Person(s), (3) the age of the Covered Person(s) at the time of the first withdrawal, and (4) the Endorsement Date of the Living Benefit.

Note, however, that taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax unless an exception applies (both the penalty tax and the exceptions are discussed in the "Federal Tax Matters" section in the prospectus).

The applicable MAWP and PIPP depend on the attained age of the Covered Person(s) at the time of the first withdrawal under the benefit, as set forth below. The first percentage represents the MAWP and the second percentage represents the PIPP for each of the options shown.

--------------------------------------------------------------------------------


For IncomeLOCK Plus with an Endorsement Date on December 26, 2012 through February 24, 2013:

                                 IncomeLOCK +6

---------------------------------------------------------------------------------------
       Number of Covered Persons
                  and
    Age of Covered Person at First         Income    Income       Income       Custom
              Withdrawal                  Option 1  Option 2     Option 3    Allocation
---------------------------------------------------------------------------------------
One Covered Person (Age 64 and Younger)  5.5% / 3%* 5.5% / 3% 3.75% for Life 4.5% / 3%*
---------------------------------------------------------------------------------------
One Covered Person (Age 65 and Older)    5.5% / 4%  6.5% / 3%  5% for Life   4.5% / 4%
---------------------------------------------------------------------------------------
Two Covered Persons (Age 64 and Younger   5% / 3%*   5% / 3%  3.25% for Life  4% / 3%*
---------------------------------------------------------------------------------------
Two Covered Persons (Age 65 and Older)    5% / 4%    6% / 3%  4.50% for Life  4% / 4%
---------------------------------------------------------------------------------------

 * The PIPP is 4% if the Benefit Base is increased to a new Highest Anniversary Value on or after the Covered Person's 65/th /birthday or, if two Covered Persons are elected, on or after the younger Covered Person's 65/th/ birthday.

                                 IncomeLOCK +8

            -------------------------------------------------------
                   Number of Covered Persons
                             and                          MAWP
                Age of Covered Person at First            and
                          Withdrawal                      PIPP
            -------------------------------------------------------
            One Covered Person (Age 64 and Younger)  3.75% for Life
            -------------------------------------------------------
            One Covered Person (Age 65 and Older)    4.75% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 64 and Younger  3.25% for Life
            -------------------------------------------------------
            Two Covered Persons (Age 65 and Older)   4.25% for Life
            -------------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date of May 1, 2012 through December 25, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                 5.5% / 3%    5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                   5.5% / 4%    5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                    5% / 3%  4.5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                     5% / 4%  4.5% / 4%
             -----------------------------------------------------

For IncomeLOCK Plus with an Endorsement Date prior to May 1, 2012:

             -----------------------------------------------------
             Number of Covered Persons and
             Age of Covered Person at First  IncomeLOCK IncomeLOCK
                      Withdrawal                 +6         +8
             -----------------------------------------------------
              One Covered Person (Age 64
                and Younger)                   6% / 3%  5.5% / 3%
             -----------------------------------------------------
              One Covered Person (Age 65
                and Older)                      6% /4%  5.5% / 4%
             -----------------------------------------------------
              Two Covered Persons (Age 64
                and Younger                  5.5% / 3%    5% / 3%
             -----------------------------------------------------
              Two Covered Persons (Age 65
                and Older)                    5.5% /4%    5% / 4%
             -----------------------------------------------------

Investment Restrictions

As long as your Living Benefit endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages applicable to the Living Benefit selected. All IncomeLOCK Plus endorsements require that a percentage of your Purchase Payments (including Ineligible Purchase Payments) be allocated to Fixed Account Plus (15% if your Endorsement Date was before May 1, 2012 and 20% if your Endorsement Date was after May 1, 2012). All amounts not allocated to Fixed Account Plus, will be rebalanced on a quarterly basis through an automatic rebalancing program as discussed in more detail below.

Living Benefits Elected on December 26, 2012 through February 24, 2013. The IncomeLOCK +6 (Options 1, 2 and 3) and IncomeLOCK +8 endorsements require that the remaining 80% of Purchase Payments be allocated among the Dynamic Allocation Fund and the Group A Variable Account Options referenced below (excluding Fixed Account Plus and Short-Term Fixed Account). The IncomeLOCK +6 endorsement with Custom Allocation allows you to allocate Purchase Payments among the Variable Account Options from Groups A, B and C to create your personal investment portfolio, subject to the limitations provided in the table below, including that no more than 90% of each Purchase Payment may be allocated on a combined basis to Fixed Account Plus and Short-Term
Fixed Account.

--------------------------------------------------------------------------------


Living Benefits Elected prior to December 26, 2012. If you elected IncomeLOCK Plus prior to December 26, 2012, you may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio in accordance with the minimum and maximum percentages below.

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:      30%/4/        Fixed Account Plus
        Bond, Cash    Minimum       Short-Term Fixed Account
        and            100%         Capital Conservation Fund
        Fixed         Maximum       Core Bond Fund
        Accounts                    Government Money Market I Fund
                                    Government Money Market II Fund
                                    Government Securities Fund
                                    Inflation Protected Fund
                                    International Government
                                      Bond Fund
                                    Strategic Bond Fund
                                    Vanguard Long-Term Investment
                                      Grade Fund
                                    Vanguard Long-Term
                                      Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/5/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy Conservative
                                     Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------
/4/ 20% of each investment, including Ineligible Purchase Payments (if any), is automatically allocated to Fixed Account Plus for as long as IncomeLOCK Plus remains in effect. (See also "Automatic Allocation to Fixed Account Plus" in this Appendix.)
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/5/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Automatic Allocation to Fixed Account Plus

We will automatically allocate 15% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was prior to May 1, 2012 or 20% of each Purchase Payment to Fixed Account Plus if your Endorsement Date was after May 1, 2012.

The automatic allocation applies to all Purchase Payments, including Ineligible Purchase Payments that are not included in the calculation of the Benefit Base (and the Income Credit Base and Minimum Benefit Base, if applicable). The automatic allocation must remain invested in Fixed Account Plus for as long as the IncomeLOCK Plus benefit remains in effect. You may not transfer any portion of the automatic allocation to Fixed Account Plus to other investment options under the Contract. You may not request a specific percentage of any withdrawal be deducted solely from the automatic allocation to Fixed Account Plus. Rather, any withdrawal reduces the automatic allocation to Fixed Account Plus in the same proportion that the withdrawal reduces your Account Value.

Asset Rebalancing Program.

If you elected IncomeLOCK Plus, you are automatically enrolled in an automatic asset rebalancing program, with quarterly rebalancing, because market performance and withdrawal activity may result in allocations inconsistent with the investment restrictions noted above. We will also initiate immediate rebalancing in accordance with your automatic asset rebalancing instructions, after any of the following transactions:

  .   Any transfer or reallocation you initiate; or

  .   Any withdrawal you initiate.

If you initiate any transfer or reallocation, you must also at that time modify the automatic asset rebalancing instructions. Automatic transfers or Systematic Withdrawals will not result in immediate rebalancing but will wait until the next scheduled quarterly rebalancing.

Each Benefit Quarter, we will rebalance the Contract in accordance with the most current automatic asset rebalancing instructions on file. We will not rebalance your investment in Fixed Account Plus if it would result in the balance in Fixed Account Plus decreasing below the 15% or 20% automatic allocation referenced above. If at any point for any reason, the automatic asset rebalancing instructions would result in allocations inconsistent with the restrictions, we will revert to your last instructions on file that are consistent with the restrictions whether for rebalancing or for allocation of a Purchase Payment and implement those at the next balancing. See the "IncomeLOCK Plus Features -- Asset Rebalancing Program" section of this Appendix for additional details of the automatic rebalancing program.

See the "IncomeLOCK Plus Features -- Additional Important Information about IncomeLOCK Plus" section in this Appendix for information about your Living Benefit.

IncomeLOCK Plus Options

If you elected IncomeLOCK +8, the Income Credit is eliminated in any Benefit Year in which you take a withdrawal.

Calculation of the Value of each Component of the Benefit

The calculation of the initial Benefit Base for IncomeLOCK +6 with Endorsement Dates prior to December 26, 2012 and for IncomeLOCK +8 with Endorsement Dates prior to February 25, 2013 is set forth below. If you elected IncomeLOCK Plus on or after December 26, 2012, see the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLock Plus Options."

--------
/5/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The calculation of other components of the Living Benefit, including the Income Credit Period, the Anniversary Value, the Income Credit Base, the Income Credit (if you elected IncomeLOCK +6), the MAWA and Excess Withdrawals, is calculated as set forth in the section of this Appendix titled "Calculation of the Value of each Component of the Benefit" under the heading "IncomeLOCK Plus -- IncomeLOCK Plus Options."

First, we determine the initial Benefit Base. If IncomeLOCK Plus was selected prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1.5 million without our prior approval. If IncomeLOCK Plus is selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK Plus was selected prior to December 26, 2012, certain Purchase Payments received during the first five years after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base, as follows:

1. 100% of Purchase Payments received in the first contract year; and

2. Purchase Payments received in each of contract years 2-5, capped each year at an amount equal to 200% of the Purchase Payments received in contract year 1.

For example, if you made a $100,000 Purchase Payment in contract year 1, Eligible Purchase Payments will include additional Purchase Payments of up to $200,000 for contract years 2-5 for a grand total maximum of $900,000 of Eligible Purchase Payments.

Any Purchase Payments made after your Endorsement Date (if IncomeLOCK Plus was selected after Contract issue), or any Purchase Payments made in contract years 2-5 in excess of the annual cap amount as well as all Purchase Payments received after the 5th contract year (if IncomeLOCK Plus is selected at Contract issue) are considered Ineligible Purchase Payments, and are not included in the Benefit Base.

If IncomeLOCK +8 was selected on December 26, 2012 through February 24, 2013, certain Purchase Payments received during the first year after your Contract issue date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base.

Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value. Total Eligible Purchase Payments are limited to $1,500,000 without prior Company approval.

The Benefit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.

If you elect IncomeLOCK +8, the Income Credit is 8% of the Income Credit Base, on each Benefit Anniversary during the Income Credit Period. The Income Credit may only be added to the Benefit Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Benefit Base on your second Benefit Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Benefit Base on your third Benefit Anniversary.

See "IncomeLOCK Plus Options -- Cancellation of IncomeLOCK Plus" under the heading "IncomeLOCK Plus" for information on how you may cancel your Living Benefit.

Automatic Termination of IncomeLOCK Plus

In addition to the termination events discussed in this Appendix in the section titled "IncomeLOCK Plus Options -- Automatic Termination of IncomeLOCK Plus" under the heading "IncomeLOCK Plus", the feature and its corresponding fees will automatically and immediately terminate upon the occurrence of one of the following:

1. The Contract Owner elects to take a loan from the Contract while the benefit is in effect.

2. The Contract Owner elects to add Guided Portfolio Services or Guided Portfolio Advantage while the benefit is in effect.

Surrender of Account Value

If you have elected IncomeLOCK +8, no Income Credit will be included in the calculation of the Benefit Base when an RMD is taken.

Loans

If you elected IncomeLOCK Plus prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

IncomeLOCK

IncomeLOCK, a Living Benefit, is no longer offered. If you elected IncomeLOCK, the following provisions are applicable to this feature.

--------------------------------------------------------------------------------


In addition to the defined terms in the prospectus, the following defined terms are applicable to the IncomeLOCK Living Benefit:

Anniversary Value -- the Account Value minus any Ineligible Purchase Payments, as measured on any Benefit Anniversary during the MAV Evaluation Period.

Maximum Anniversary Value ("MAV") Evaluation Period -- the period beginning on the Endorsement Date and ending on the 10th Benefit Anniversary for IncomeLOCK.

Minimum Withdrawal Period ("MWP") -- the minimum period over which you may take withdrawals under IncomeLOCK, if withdrawals are not taken under the lifetime withdrawal option.

Extension Offer

The information below is important to you if you purchased a Contract between May 1, 2006 and July 5, 2010 and you elected the IncomeLOCK living benefit. As described this Appendix, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the "Extension") for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount (MAWA) in effect at the end of the MAV Evaluation Period. However, your Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future. As with all important financial decisions, we recommend that you discuss this with your financial advisor.

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for Contracts purchased between May 1, 2006 and July 5, 2010 are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

If you elect the Extension, the IncomeLOCK fee will be increased by 0.25% as follows:

        Current Maximum Annual Fee Rate  Annual Fee Rate After Extension
        -------------------------------  -------------------------------
                    0.65%                             0.90%

As a reminder, you also have the option to cancel your IncomeLOCK living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your IncomeLOCK living benefit, you will no longer receive the guarantees of IncomeLOCK and you will no longer be charged the fee.

Fee Table

The IncomeLOCK fee is calculated as a percentage of the Benefit Base./6/

                      Fee Period  Maximum Annual Fee Rate
                      ----------  -----------------------
                      All years            0.90%/7/

The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit. If your Account Value and/or Benefit Base falls to zero before the feature has been terminated, the fee will no longer be deducted. We will not assess the quarterly fee if you surrender or annuitize your Contract before the end of a quarter.

IncomeLOCK Features

IncomeLOCK provides for an automatic lock-in of the Contract's highest Anniversary Value during the first ten years from the Endorsement Date (or twenty years, if the benefit is extended). You have the flexibility to receive income under the benefit when and how you need it. Each year, you can withdraw up to 5%, 7% or 10% of your Benefit Base (the total guaranteed amount available for withdrawal), depending on when you take your first withdrawal. A guaranteed lifetime income of 5% is also available if you wait until the Benefit Anniversary following

--------
/6/ IncomeLOCK is an optional guaranteed minimum withdrawal benefit. The fee will be calculated and deducted on a proportional basis from your Account Value on the last Business Day of each calendar quarter, starting on the first quarter following your Endorsement Date and ending upon termination of the benefit.
/7/ For IncomeLOCK endorsements with an Endorsement Date from July 6, 2010 to April 30, 2012, the maximum annual fee is 0.70%, and for IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010, the maximum annual fee is 0.65%.

--------------------------------------------------------------------------------

your 65/th/ birthday to take your first withdrawal under the Living Benefit. The MAWP is as follows:

            Before 5th Benefit Year anniversary:                    5%

            On or after 5th Benefit Year anniversary:               7%

            On or after 10th Benefit Year anniversary:             10%

            On or after 20th Benefit Year anniversary:             10%

            On or after the Benefit Anniversary following
               your 65/th/ birthday (for lifetime withdrawals):     5%

Investment Restrictions

As long as your IncomeLOCK endorsement remains in effect, we require that you allocate your investments in accordance with the applicable minimum and maximum percentages below. You may combine Variable Account Options from Groups A, B and C to create your personal investment portfolio. IncomeLOCK endorsements with an Endorsement Date prior to July 6, 2010 are not subject to these investment restrictions.

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group A:        20%        Fixed Account Plus
        Bond,         Minimum      Short-Term Fixed Account
        Cash and       100%        Capital Conservation Fund
        Fixed         Maximum      Core Bond Fund
        Accounts                   Government Money Market I Fund
                                   Government Money Market II Fund
                                   Government Securities Fund
                                   Inflation Protected Fund
                                   International Government Bond Fund
                                   Strategic Bond Fund
                                   Vanguard Long-Term Investment
                                     Grade Fund
                                   Vanguard Long-Term Treasury Fund
        ----------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group B:        0%         Aggressive Growth Lifestyle Fund
        Equity        Minimum      American Beacon Bridgeway Large
        Maximum         70%          Cap Growth Fund
                      Maximum      Asset Allocation Fund
                                   Blue Chip Growth Fund
                                   Broad Cap Value Income Fund
                                   Capital Appreciation Fund
                                   Conservative Growth Lifestyle Fund
                                   Core Equity Fund
                                   Dividend Value Fund
                                   Dynamic Allocation Fund
                                   Emerging Economies Fund/8/
                                   Foreign Value Fund
                                   Global Social Awareness Fund
                                   Global Strategy Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   High Yield Bond Fund
                                   International Equities Index Fund
                                   International Growth Fund
                                   Large Cap Core Fund
                                   Large Capital Growth Fund
                                   Large Cap Value Fund
                                   Mid Cap Index Fund
                                   Mid Cap Value Fund
                                   Moderate Growth Lifestyle Fund
                                   Socially Responsible Fund
                                   Stock Index Fund
                                   T. Rowe Price Retirement 2015 Fund
                                   T. Rowe Price Retirement 2020 Fund
                                   T. Rowe Price Retirement 2025 Fund
                                   T. Rowe Price Retirement 2030 Fund
                                   T. Rowe Price Retirement 2035 Fund
                                   T. Rowe Price Retirement 2040 Fund
                                   T. Rowe Price Retirement 2045 Fund
                                   T. Rowe Price Retirement 2050 Fund
                                   T. Rowe Price Retirement 2055 Fund
                                   T. Rowe Price Retirement 2060 Fund
                                   Value Fund
                                   Vanguard LifeStrategy
                                     Conservative Growth Fund
                                   Vanguard LifeStrategy Growth Fund
                                   Vanguard LifeStrategy Moderate
                                     Growth Fund
                                   Vanguard Wellington Fund
                                   Vanguard Windsor II Fund
        ----------------------------------------------------------------


--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------

        ----------------------------------------------------------------
        Investment  Investment    Variable Account Options and/or Fixed
          Group     Restrictions                Accounts
        ----------------------------------------------------------------
        Group C:        0%          Ariel Appreciation Fund
        Limited       Minimum       Ariel Fund
        Equity          10%         Emerging Economies Fund/8/
                      Maximum       Global Real Estate Fund
                                    Health Sciences Fund
                                    International Opportunities Fund
                                    Invesco Balanced-Risk Commodity
                                      Strategy Fund
                                    Mid Cap Growth Fund
                                    Mid Cap Strategic Growth Fund
                                    Nasdaq-100(R) Index Fund
                                    Science and Technology Fund
                                    Small Cap Aggressive Growth Fund
                                    Small Cap Fund
                                    Small Cap Growth Fund
                                    Small Cap Index Fund
                                    Small Cap Special Values Fund
                                    Small Cap Value Fund
                                    Small-Mid Growth Fund
        ----------------------------------------------------------------

Investments are not permitted in the following:


Multi-Year Fixed Option - 3 years
-----------------------------------
Multi-Year Fixed Option - 5 years
-----------------------------------
Multi-Year Fixed Option - 7 years
-----------------------------------
Multi-Year Fixed Option - 10 years
-----------------------------------


Contract Owners who elected IncomeLOCK prior to July 2, 2012 may select Guided Portfolio Advantage, a financial service offered by VALIC Financial Advisors, Inc.

We reserve the right to change the investment requirements at any time for prospectively issued Contracts. We may also revise the investment requirements for any existing Contract to the extent variable or fixed investment options are added, deleted, substituted, merged or otherwise reorganized. We will notify you of any changes to the investment requirements

Additional Important Information about IncomeLOCK

If you take a loan after your IncomeLOCK Endorsement Date, the Living Benefit will automatically be terminated and you will lose any benefits that you may have had with this feature. Withdrawals under this feature are treated like any other withdrawal for the purpose of calculating taxable income, reducing your Account Value. The withdrawals count toward the 10% you may remove each Contract year without a surrender charge. See the "Fees and Charges" section of this prospectus.

Any withdrawals taken may be subject to a 10% tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how these features are treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up required minimum distributions ("RMD") and have elected this feature, your distributions must be set up on the automated minimum distribution withdrawal program administered by our Annuity Service Center. Withdrawals greater than the RMD determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account, may reduce the benefits of these features. In addition, if you have a qualified Contract, tax law and the terms of the plan may restrict withdrawal amounts. See the "Surrender of Account Value" section of this prospectus, including the section in this Appendix, and the "Federal Tax Matters" section of this prospectus.

Any amounts that we may pay under a Living Benefit in excess of your Account Value are subject to the Company's financial strength and claims-paying ability.

IncomeLOCK Components

The benefit's components and value may vary depending on when the first withdrawal is taken, the age of the Contract Owner at the time of the first withdrawal and the amount that is withdrawn. Your withdrawal activity determines the time period over which you are eligible to receive withdrawals. You will automatically be eligible to receive lifetime withdrawals if you begin withdrawals on or after the Benefit Anniversary following your 65th birthday and your withdrawals do not exceed the maximum annual withdrawal percentage of 5% in any Benefit Year. You may begin taking withdrawals under the benefit immediately following the date the IncomeLOCK endorsement is issued for your Contract. See "Surrender of Account Value" in this Appendix for more information regarding the effects of withdrawals on the components of IncomeLOCK and a description of the effect of RMDs on the Living Benefit.

--------
/8/ For Living Benefits with an Endorsement Date prior to November 1, 2011, the Emerging Economies Fund (formerly Global Equities Fund) is in Group B. For Living Benefits with an Endorsement Date on or after November 1, 2011, the Emerging Economies Fund is in Group C.

--------------------------------------------------------------------------------


The table below is a summary of the IncomeLOCK feature and applicable components of the benefit.

                                                      Initial
                                           MAWP         MWP          MAWP
                                           Prior       Prior          if
                                          to any      to Any      Extension
   Withdrawal                            Extension   Extension    is Elected
   ----------                            --------- -----------    ----------
   Before 5th Benefit Anniversary.......     5%       20 Years         5%
   On or after 5th Benefit Anniversary..     7%    14.28 Years         7%
   On or after 10th Benefit Anniversary.    10%       10 Years         7%
   On or after 20th Benefit Anniversary.    10%       10 Years        10%
   On or after the Benefit Anniversary             Life of the
    following Contract owner's                        Contract
    65th birthday.......................     5%          Owner/9/      5%

Calculation of the value of each component of the Benefit

First, we determine the Benefit Base. If IncomeLOCK was selected after Contract issue and prior to May 1, 2012, the initial Benefit Base is equal to the Account Value on the Endorsement Date, which must be at least $50,000. We reserve the right to limit the Account Value that will be considered in the initial Benefit Base to $1 million without our prior approval. If IncomeLOCK was selected at Contract issue, the initial Benefit Base is equal to the initial Purchase Payment, which must be at least $50,000.

In addition, if IncomeLOCK was selected at Contract issue, the amount of Purchase Payments received during the first two years after your Endorsement Date will be considered Eligible Purchase Payments and will immediately increase the Benefit Base. Any Purchase Payments we receive after your Endorsement Date, if IncomeLOCK was selected after Contract issue (or more than two years after your Endorsement Date, if IncomeLOCK is selected at Contract issue) are considered Ineligible Purchase Payments. Eligible Purchase Payments are limited to $1 million without our prior approval.

On each Benefit Anniversary throughout the MAV Evaluation Period, the Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current Benefit Base and any previous year's Anniversary Value. Other than reductions made for withdrawals (including Excess Withdrawals), the Benefit Base will only be adjusted upwards. Note that during the MAV Evaluation Period the Benefit Base will never be lowered if Anniversary Values decrease as a result of investment performance. For effects of withdrawals on the Benefit Base, see the "Surrender of Account Value" section in this Appendix.

Second, we consider the MAV Evaluation Period, which begins on the Endorsement Date and ends on the 10th anniversary of the Endorsement Date. Upon the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below.

Third, we determine the Anniversary Value, which equals your Account Value on any Benefit Anniversary during the MAV Evaluation Period, minus any Ineligible Purchase Payments. Note that the earnings on Ineligible Purchase Payments, however, are included in the Anniversary Value.

Fourth, we determine the MAWA, which represents the maximum amount that may be withdrawn each Benefit Year without creating an excess withdrawal and is an amount calculated as a percentage of the Benefit Base. The applicable MAWP is determined based on the Benefit Year when you take your first withdrawal, or, for lifetime withdrawals, the age of the owner when the first withdrawal is taken. Applicable percentages are shown in the IncomeLOCK summary table above. If the Benefit Base is increased to the current Anniversary Value, the MAWA is recalculated on that Benefit Anniversary using the applicable MAWP multiplied by the new Benefit Base. If the Benefit Base is increased as a result of Eligible Purchase Payments, the MAWA will be recalculated by multiplying the new Benefit Base by the applicable MAWP.

Lastly, we determine the MWP, which is the minimum period over which you may take withdrawals under this feature. The initial MWP is calculated when withdrawals under the benefit begin, and is re-calculated when the Benefit Base is adjusted to a higher Anniversary Value by dividing the Benefit Base by the MAWA. See the summary table above for initial MWPs. The MWPs will be reduced due to Excess Withdrawals. For effects of withdrawals on the MWP, see the "Surrender of Account Value" section of this prospectus.

Cancellation of IncomeLOCK

IncomeLOCK may be cancelled on the 5th Benefit Anniversary, the 10th Benefit Anniversary, or any Benefit Anniversary thereafter. Once IncomeLOCK is cancelled, you will no longer be charged a fee and the guarantees under the benefit are terminated. You may not extend the MAV Evaluation Period and you may not re-elect IncomeLOCK after cancellation.

Automatic Termination of IncomeLOCK

The feature automatically terminates upon the occurrence of one of the following:

1. The MWP has been reduced to zero unless conditions for lifetime withdrawals are met; or

2. Full or partial annuitization of the Contract; or

3. Full surrender of the Contract; or

4. A death benefit is paid, or

--------
/9/ Lifetime withdrawals are available so long as your withdrawals remain within the 5% MAWP indicated above. If withdrawals exceed the 5% MAWP in any Benefit Year, and if the excess is not solely a result of RMDs attributable to this Contract, lifetime withdrawals will no longer be available. Instead, available withdrawals are automatically recalculated with respect to the MWP and MAWP listed in the table above, based on the time of first withdrawal and reduced for withdrawals already taken.

--------------------------------------------------------------------------------


5. You elect to take a loan from the Contract; or

6. Your spousal Beneficiary elects to continue the Contract without IncomeLOCK.

We also reserve the right to terminate the feature if withdrawals in excess of the MAWA in any Benefit Year reduce the Benefit Base by 50% or more.

Lifetime withdrawals will not be available in the event of:

1. An ownership change which results in a change of the older Contract Owner;/10/ or

2. Withdrawals prior to the Benefit Anniversary following the 65th birthday of the Contract Owner; or

3. Death of the Contract Owner; or

4. A withdrawal in excess of the 5% MAWA./11/

Surrender of Account Value

The timing and amount of withdrawals will affect the amounts received under IncomeLOCK as set forth below in greater detail.

The amount of any withdrawal for IncomeLOCK which exceeds the MAWA because of RMDs required to comply with the minimum distribution requirements of the Code section 401(a)(9) and related provisions of the Code and regulations, as determined solely with reference to this Contract and the benefits thereunder, will not be treated as an excess withdrawal providing that all of the following conditions are met:

1. No withdrawals in addition to the RMD are taken in that same year;

2. Any RMD withdrawal is based only on the value of the Contract (including endorsements) and the benefits thereunder;

3. If the Endorsement Date is on or before the Required Beginning Date (RBD) of the RMD, you take the first yearly RMD withdrawal in the calendar year you attain age 70 1/2, or retire, if applicable; and

4. You do not make any RMD withdrawal that would result in you being paid in any Benefit Year more than one calendar year's RMD amount.

Any portion of a RMD withdrawal that is based on amounts greater than those set forth above will be considered an excess withdrawal. This will result in the cancellation of lifetime withdrawals and further may reduce your remaining MWP.

Withdrawals made under IncomeLOCK are treated like any other withdrawals under the Contract for purposes of calculating taxable income, reducing the Account Value, deducting applicable surrender charges or market value adjustments, applying fixed account withdrawal restrictions or free withdrawal amounts and any other features, benefits and conditions of the Contract. The sum of withdrawals in any Benefit Year up to the MAWA will not be assessed a surrender charge.

The MAWA, Benefit Base and MWP may change over time as a result of the timing and amounts of withdrawals.

If you elect to begin withdrawals prior to the Benefit Anniversary following your 65th birthday (if a jointly owned nonqualified Contract, prior to the 65th birthday of the older owner), you will not be eligible to receive lifetime withdrawals. If you begin withdrawals on or after the Benefit Anniversary following your 65th birthday (older owner 65th birthday if jointly owned) and wish to receive lifetime withdrawals, the MAWA is calculated as 5% of the Benefit Base. At any time, if the amount of withdrawals exceeds 5% of the Benefit Base in a Benefit Year, you will not be guaranteed to receive lifetime withdrawals. However, you can continue to receive withdrawals over the MWP in amounts up to the MAWA as described above, based on when you made your first withdrawal and reduced by withdrawals already taken.

Total withdrawals in any Benefit Year equal to or less than the MAWA reduce the Benefit Base by the amount of the withdrawal. Withdrawals in excess of the MAWA are considered Excess Withdrawals. We define Excess Withdrawals as either: 1) any withdrawal that causes the total withdrawals in a Benefit Year to exceed the MAWA; or 2) any withdrawal in a Benefit Year taken after the MAWA has been withdrawn. Excess Withdrawals will reduce the Benefit Base by the greater of:
(a) the amount of the Excess Withdrawal; or (b) the relative size of the Excess Withdrawal in relation to the Account Value on the next Benefit Anniversary after the Excess Withdrawal. This means that if Account Value is less than the Benefit Base, withdrawals greater than the MAWA will result in a proportionately greater reduction of the Benefit Base (as described below), which will be more than the amount of the withdrawal itself. This will also reduce your MAWA.

--------
/10/ If a change of ownership occurs from a natural person to a non-natural entity, the original natural older owner must also be the annuitant after the ownership change to prevent termination of lifetime withdrawals. A change of ownership from a non-natural entity to a natural person can only occur if the new natural owner was the original natural older annuitant in order to prevent termination of lifetime withdrawals. Any ownership change is contingent upon prior review and approval by the Company.
/11/ However, if an RMD withdrawal for this Contract exceeds the MAWA, the ability to receive lifetime withdrawals will not be terminated as long as withdrawals of RMDs are determined solely with reference to this Contract and the benefits thereunder, without aggregating the Contract with any other contract or account. See the "Surrender of Account Value" section in this prospectus.

--------------------------------------------------------------------------------


The impact of withdrawals and the effect on each component of IncomeLOCK are further explained below.

Account Value: Any withdrawal reduces the Account Value by the amount of the withdrawal.

Benefit Base: Withdrawals reduce the Benefit Base as follows:

1. All withdrawals up to the MAWA, and any withdrawals in excess of the MAWA which are due solely to RMDs (as more specifically described above), will reduce the Benefit Base by the dollar amount of the withdrawal;

2. Excess Withdrawals as described above reduce the Benefit Base to the lesser of (a) or (b), where:

      (a) is the Benefit Base immediately prior to the Excess Withdrawal minus the amount of the Excess Withdrawal, or;

      (b) is the Benefit Base immediately prior to the Excess Withdrawal reduced in the same proportion by which the Account Value on the next Benefit Anniversary after the Excess Withdrawal is reduced by the amount of the Excess Withdrawal.

Maximum Annual Withdrawal Amount (MAWA): The MAWA will be adjusted as follows:

1. If there are no Excess Withdrawals in a Benefit Year, no further changes are made to the MAWA for the next Benefit Year.

2. If there are Excess Withdrawals in a Benefit Year, the MAWA will be recalculated on the next Benefit Anniversary. The new MAWA will equal the new Benefit Base on that Benefit Anniversary after the Withdrawal divided by the new MWP on that Benefit Anniversary. The new MAWA may be lower than your previously calculated MAWA.

Minimum Withdrawal Period (MWP): The MWP is calculated as follows:

1. If there are no Excess Withdrawals during a Benefit Year, the new MWP will be the Benefit Base after the withdrawal divided by the current MAWA.

2. If there are Excess Withdrawals during a Benefit Year, the new MWP will equal the MWP calculated at the end of the prior Benefit Year reduced by one year. In the case of lifetime withdrawals, such an Excess Withdrawal will cancel that period and the new MWP will be determined by dividing the new Benefit Base by the new MAWA.

If your Account Value is Reduced to Zero

If your Account Value is reduced to zero and the Benefit Base is greater than zero, subsequent Purchase Payments will no longer be accepted and a death benefit will not be payable. Further payments under the Contract will be made according to your irrevocable election of one of the following two alternatives:

(1) In a form acceptable to the Company, you may request a lump sum equal to the discounted present value of any remaining guaranteed payments under the benefit; or,

(2) If no lump sum request is received by the Company during the period described in a notice provided to you by the Company, you will receive an annuity according to the annuitization provisions of your Contract. Absent an alternative election by you, the annuity will consist of annual payments equal to the MAWA, for a period of years equal to the remaining Benefit Base divided by the MAWA. Such payments will be made quarterly unless otherwise elected, and each individual periodic payment will be equal to the pro-rata portion of the annual MAWA based upon the frequency. Prior to the commencement of such payments, you may also elect to receive an alternative form of annuity, in any other actuarially equivalent form permitted under the Contract, subject to any applicable limitations under the Contract or the Plan.

Extending the MAV Evaluation Period

At the end of the MAV Evaluation Period, as long as the benefit is still in effect and the older owner is age 85 or younger, we guarantee that you will be given the opportunity to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. If you elect to extend the MAV Evaluation Period, the Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should note that the components of the feature, such as the fee and MAWP, will change to those in effect at the time you elect to extend. The components and fees may be different from when you initially elected the feature. Additional MAV Evaluation Periods may be offered at our sole discretion.

If you do not contact us to extend the MAV Evaluation Period, the Benefit Base will no longer be adjusted on subsequent Benefit Anniversaries. However, you can continue to take the MAWA in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

Death Benefits

Spousal Beneficiary

Upon the death of the Contract Owner, and subject to any applicable limitations in this Contract, the Code, or under the plan or arrangement under which the Contract is issued, your

--------------------------------------------------------------------------------

spousal Beneficiary may elect either (i) to receive a death benefit in accordance with one of the forms permitted under the provisions of this Contract (if the Account Value is greater than zero), (ii) continue this Contract and IncomeLOCK (except as noted below) or (iii) continue the Contract and cancel IncomeLOCK and its accompanying charge. Spousal continuation of the Contract (and IncomeLOCK) is not available if the Contract was set up under one of the following "qualified" plan types: 403(b), 401(k), 401(a) or 457(b). For these Contracts, a spousal Beneficiary, like a non-spousal Beneficiary, cannot continue IncomeLOCK and must take a death benefit under the terms of the Contract. A spousal Beneficiary may continue IncomeLOCK but only for nonqualified Contracts and IRA plan types (Roth IRA, traditional IRA, SEP, and Simple IRA). Upon election to continue the Contract and IncomeLOCK, your spousal Beneficiary will be subject to the terms and conditions of IncomeLOCK, including the charge. Upon the owner's death, lifetime withdrawals under the IncomeLOCK end and are not available to your spousal Beneficiary. In this event, available withdrawals under IncomeLOCK are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken. The Endorsement Date will not change as the result of spousal continuation.

Non-Spousal Beneficiary

Upon the death of the Contract Owner, if the Account Value is greater than zero, IncomeLOCK will terminate, and your nonspousal Beneficiary(ies) must receive a death benefit in accordance with the otherwise applicable terms of this Contract. If the Account Value is zero upon your death (meaning that no death benefit is payable) but the MWP remaining is greater than zero, a nonspousal beneficiary will receive the remaining value in a lump sum equal to the discounted present value of any remaining guaranteed payments under IncomeLOCK. Upon your death, lifetime withdrawals under the IncomeLOCK end and any available withdrawals under this Endorsement are automatically recalculated with respect to the MWP and MAWP shown in the IncomeLOCK summary table above, based on the time of the first withdrawal under IncomeLOCK and reduced for withdrawals already taken.

Loans

If you elected IncomeLOCK prior to December 26, 2012 and then take a loan while your Living Benefit is in effect, the Living Benefit will automatically terminate and you will lose any benefits that you may have had with these features.

                   Appendix C -- State Contract Variability
--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Issue
   Prospectus                                Provision Availability or Variation                                  State
----------------------------------------------------------------------------------------------------------------------------
Annuity Date      You may switch to the Payout Period any time after your first Contract anniversary.            Florida
----------------------------------------------------------------------------------------------------------------------------
Free Look         If you are age 60 or older on the Contract issue date, the Free Look period is 30 days. If   California
                  you direct that the premium be invested in the Fixed Account, the Free Look amount is calculated as the Purchase Payments paid. If you direct that the premium be invested in
                  Variable Account Options, the Free Look amount is calculated as the greater of
                  (1) Purchase Payments or (2) the value of your Contract plus any fees paid on the day we received your request in good order.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 21 days and the amount is calculated as the value of your              Florida
                  Contract plus fees and charges on the day we receive your request in good order.
----------------------------------------------------------------------------------------------------------------------------
Free Look         The Free Look period is 20 days.                                                            North Dakota
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 0.50% for Qualified Contracts and 2.35% for                 California
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 2.0% for Non-Qualified Contracts based on total                Maine
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 3.5% for Non-Qualified Contracts based on contract            Nevada
                  value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       For the first $500,000 in the Contract, we deduct premium tax charges of 1.25% for          South Dakota
                  Non-Qualified Contracts based on total Purchase Payments when you begin the Payout
                  Period. For any amount in excess of $500,000 in the contract, we deduct front-end premium tax charges of 0.08% for Non-Qualified Contracts based on total Purchase
                  Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Qualified Contracts and 1.0% for                  West Virginia
                  Non-Qualified Contracts based on contract value when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Premium Tax       We deduct premium tax charges of 1.0% for Non-Qualified Contracts based on total               Wyoming
                  Purchase Payments when you begin the Payout Period.
----------------------------------------------------------------------------------------------------------------------------
Surrender Charge  For Contracts issued to individuals in the State of Oregon, no surrender charge will be        Oregon
                  applied to withdrawals if your account has been in effect for 10 years or longer. In addition, we will treat funds withdrawn from such Contract, when such funds are subject to surrender charges, as attributable to Purchase Payments withdrawn on a first-in-first out basis. This procedure applies to Contracts issued on and after July 1, 2017. The amount of the surrender charge for such Contracts will be the lessor of: five percent
                  (5%) of the amount withdrawn which is attributable to Purchase Payments received during the most recent 60 months; or five percent (5%) of the total amount withdrawn.
----------------------------------------------------------------------------------------------------------------------------



(C) 2018 American International Group, Inc.
All Rights Reserved.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A
              UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL FIXED
                    AND VARIABLE DEFERRED ANNUITY CONTRACTS
                          PORTFOLIO DIRECTOR(R) PLUS
                             PORTFOLIO DIRECTOR 2
                              PORTFOLIO DIRECTOR

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                FORM N-4 PART B


                                  May 1, 2018

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for Portfolio Director Plus, Portfolio Director 2, and Portfolio Director (referred to collectively as "Portfolio Director" in this SAI) dated May 1, 2018 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company"), at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105; 1-800-448-2542. Prospectuses are also available on the internet at www.valic.com.

                               TABLE OF CONTENTS


                                                                                             Page
                                                                                             ----
General Information.........................................................................   3
Federal Tax Matters.........................................................................   3
   Tax Consequences of Purchase Payments....................................................   3
   Tax Consequences of Distributions........................................................   6
   Special Tax Consequences -- Early Distribution...........................................   7
   Special Tax Consequences -- Required Distributions.......................................   8
   Tax Free Rollovers, Transfers and Exchanges..............................................  10
   Effect of Tax-Deferred Accumulations.....................................................  11
   Foreign Account Tax Compliance Act.......................................................  12
   Other Withholding Tax....................................................................  12
Exchange Privilege..........................................................................  12
   Exchanges From Independence Plus Contracts...............................................  12
   Exchanges From V-Plan Contracts..........................................................  13
   Exchanges From SA-1 and SA-2 Contracts...................................................  14
   Exchanges From Impact Contracts..........................................................  16
   Exchanges From Compounder Contracts......................................................  17
   Information That May Be Applicable To Any Exchange.......................................  17
Calculation of Surrender Charge.............................................................  18
   Illustration of Surrender Charge on Total Surrender......................................  18
   Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender.  19
Purchase Unit Value.........................................................................  19
   Illustration of Calculation of Purchase Unit Value.......................................  20
   Illustration of Purchase of Purchase Units...............................................  20
Calculation of MVA Option...................................................................  20
Payout Payments.............................................................................  21
   Assumed Investment Rate..................................................................  21
   Amount of Payout Payments................................................................  21
   Payout Unit Value........................................................................  22
   Illustration of Calculation of Payout Unit Value.........................................  22
   Illustration of Payout Payments..........................................................  22
Distribution of Variable Annuity Contracts..................................................  23
Experts.....................................................................................  23
Comments on Financial Statements............................................................  24

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

   Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

   Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to minimum payment requirements under the Contract.

   The Contracts are non-participating and will not share in any of the profits of the Company.

--------------------------------------------------------------------------------
                              FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

Note: Discussions regarding the tax treatment of any annuity contract or retirement plan and program are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances. We do not guarantee the tax status or treatment of your annuity.

   This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and after death.

   It is VALIC's understanding, confirmed by Internal Revenue Service ("IRS") Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds.

   It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

   For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts or other entities as agents for an individual).

Tax Consequences of Purchase Payments

   403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion does not apply to Roth 403(b) contributions, which are made on an after-tax basis; however the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.


   For 2018, your elective deferrals are generally limited to $18,500, although additional age-based "catch-up" contributions of up to $6,000 are permitted for individuals who will be age 50 by the end of the 2018 calendar year. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $55,000, or up to 100% of "includible compensation," as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.


   401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.


   408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2018, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and are generally fully deductible in 2018 only by individuals who:


    (i)are not active Participants in another retirement plan, and are not married;


   (ii)are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $189,000;

  (iii)are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $63,000; or

   (iv)are active Participants in another retirement plan, are married, and have adjusted gross income of less than $101,000.


   Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $11,000 or 100% of the working spouse's earned income, and no more than $5,500 may be contributed to either spouse's IRA for any year. The $11,000 limit increases to $13,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

   You may be eligible to make nondeductible IRA contributions of an amount equal to the lesser of:

    (i)$5,500 ($6,500 if you are age 50 or older; $11,000 for you and your spouse's IRAs, or $13,000 if you are both age 50 or older) or 100% of compensation, or

   (ii)your applicable IRA deduction limit.

   You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.


   408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2018, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and a full contribution may be made only by individuals who:

    (i)are unmarried and have adjusted gross income of less than $120,000; or

   (ii)are married and filing jointly, and have adjusted gross income of less than $189,000

   The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $189,000 and $199,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $199,000. Similarly, the contribution is reduced for those who are single with modified AGI between $120,000 and $135,000, with no contribution for singles with modified AGI over $135,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


   All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

   457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and
(ii) belong to either a select group of management or highly compensated employees and/or are independent contractors.


   This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2018, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $18,500 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age under the plan and for governmental plans only, age-based catch-up deferrals up to $6,000 are also permitted for individuals age 50 or older. Generally, however, a participant cannot utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


   The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present ownership rights in the Contract and is entitled to payment only in accordance with the EDCP provisions.


   Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2018, the employer may contribute up to 25% of your compensation or $55,000, whichever is less.

   Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. Such plans if established by December 31, 1996, may still allow employees to make these contributions. In 2018, the limit is $18,500. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2018, employee salary reduction contributions cannot exceed $12,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.


   Nonqualified Contracts. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual), however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

   Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

   An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The assets invested in the Contract are owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

Tax Consequences of Distributions

   403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:


    (1)attainment of age 59  1/2;

    (2)severance from employment;

    (3)death;

    (4)disability;


    (5)qualifying hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon); or

    (6)termination of the plan (if the plan sponsor meets the criteria of IRS guidance to terminate the plan).

   Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will be eligible for a hardship distribution.

   As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

    (1)distributions of Roth 403(b) contributions;


    (2)qualified distributions of earnings on Roth 403(b) contributions; and

    (3)other after-tax amounts in the Contract.


Distributions of Roth 403(b) contributions are tax-free. "Qualified" distributions of earnings on Roth 403(b) contributions made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

   401(a)/(k) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.

   408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

   457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

   Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

   Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

   When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

Special Tax Consequences -- Early Distribution

   403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

    (1)death;

    (2)disability;


    (3)separation from service after a Participant reaches age 55 (age 50 for public safety employees of a governmental plan) (only applies to 403(b), 401(a)/(k), and 403(a) plans);

    (4)separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2;


    (5)distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt;

    (6)distributions to an alternate payee pursuant to a domestic relations order; and

    (7)qualified hurricane distributions and qualified wildfire distributions.


   Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

   Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from the 10% penalty tax:

    (1)distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

    (2)distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

    (3)distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

   408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

   457 Plans. Distributions generally may be made under an EDCP prior to severance from employment only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid. Such distributions are not subject to the 10% early withdrawal penalty tax.

   Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

    (1)to a Beneficiary on or after the Contract Owner's death;

    (2)upon the Contract Owner's disability;

    (3)part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

    (4)made under an immediate annuity contract, or

    (5)allocable to Purchase Payments made before August 14, 1982.

Special Tax Consequences -- Required Distributions


   403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary not more than10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.


   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

    (i)must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

   (ii)the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

   The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

   At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period that does not exceed the longer of the Participant's or the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.

A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you have purchased the IncomeLOCK or IncomeLOCK Plus benefit option, the calculation of the required minimum distribution may include the value of the IncomeLOCK or IncomeLOCK Plus and may increase the amount of the required minimum distribution. IncomeLock and IncomeLock Plus benefit options are no longer available for purchase.

   401(a)/(k) and 403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

    (1)there is no exception for pre-1987 amounts; and

    (2)there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

   A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply after the Contract Owner's death.

   A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs.

   Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

Tax-Free Rollovers, Transfers and Exchanges

   403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k) or eligible Roth 457(b) account. Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.

   401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

   408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a)/(k) or 403(a) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

   408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.

   Special, complicated rules governing holding periods and avoidance of the 10% penalty tax apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

   408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

   457 Plans. Tax-free transfer of EDCP amounts from tax-exempt employers are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.

   Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

Effect of Tax-Deferred Accumulations

The chart below compares the results from contributions made to:

.. A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

..  A nonqualified Contract purchased with after-tax contributions (Purchase
   Payments); and

..  Taxable accounts such as savings accounts.


                                    [CHART]



                                                    10 YEARS 20 YEARS 30 YEARS
                                                    -------- -------- --------
 Tax Account....................................... $13,978  $32,762  $58,007
 Non-qualified Contract Tax-Deferred Annuity....... $14,716  $36,499  $68,743
 Tax-Deferred Annuity.............................. $19,621  $48,665  $91,657


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred account (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and a 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              Paycheck Comparison

                                                    Tax-Favored Retirement Program Taxable Account
                                                    ------------------------------ ---------------
Annual amount available for savings before federal
  taxes                                                         $2,400                 $2,400
Current federal income tax due on Purchase
  Payments                                                           0                 $ (600)
Net retirement plan Purchase Payments                           $2,400                 $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

Foreign Account Tax Compliance Act ("FATCA")

U.S. persons should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity holding accounts on behalf of U.S. persons if such entity fails to provide applicable certifications to the U.S. government. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary. Prospective purchasers with accounts in foreign financial institutions or foreign entities should consult with their tax advisor regarding the application of FATCA to their purchase.

Other Withholding Tax


A non-resident Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.


--------------------------------------------------------------------------------
                              EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

       In the prospectus we described generally how under certain conditions we will allow you to exchange from other fixed and/or variable contracts we issue (other contracts) to Portfolio Director. A more detailed comparison of the features, charges and restrictions between each of these listed other contracts and Portfolio Director is provided below.

Exchanges From Independence Plus Contracts
(UIT-585 and UITG-585)

       Sales/Surrender Charges. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender (or total surrender if there has been no prior partial surrender), to the extend it does not exceed 10% of the Account Value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director imposes a similar surrender charge upon total or partial surrenders. Both the Portfolio Director and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, Portfolio Director provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. For purposes of satisfying the fifteen-year and five-year holding requirements described under "Surrender Charge" in the prospectus, Portfolio Director will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director.

       Other Charges. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the variable sub-accounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director.

       Investment Options. Under Independence Plus Contracts ten Divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. In addition, two fixed investment options are available. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       Annuity Options. Annuity options under Independence Plus Contracts provide for payments on a fixed or variable basis, or a combination of both. The Independence Plus Contract permits annuity payments for a designated period between 3 and 30 years. Portfolio Director permits annuity payments for a designated period between of 5 and 30 years. Independence Plus Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From V-Plan Contracts
(IFA-582 and GFA-582)

       Sales/Surrender Charges. Under a V-Plan Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 7% of the Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender, to the extent it does not exceed 10% of the account value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director also imposes a surrender charge upon total or partial surrenders. However, the surrender charge under Portfolio Director may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. V-Plan Contracts have other provisions where surrender charges are not imposed. However, Portfolio Director provides at least two additional provisions, not included in V-Plan Contracts, under which no surrender charge will be imposed. Those Portfolio Director provisions include no surrender charge on an election of the no charge systematic withdrawal method, and where an employee-Participant has maintained the account for a period of five years and has attained age 59 1/2. For purposes of satisfying the fifteen-year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the V-Plan Contract or certificate thereunder, but no earlier than January 1, 1982.

       If there is a total or partial surrender, Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to the V-Plan Contract for purposes of calculating the surrender charge under Portfolio Director.

       Other Charges. There are no administrative and risk charges under V-Plan Contracts. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fees begin immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the VALIC Separate Account A is attributable to Portfolio Director.

       Investment Options. There are no variable investment alternatives provided under V-Plan Contracts.

       Annuity Options. Annuity options under V-Plan Contracts provide for payments on a fixed basis only. The V-Plan Contract permits annuity payments for a designated period of 1 to 15 years. Under a V-Plan Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years on a fixed basis only. Under Portfolio Director, Payout Payments may be made on a fixed or variable basis, or a combination of both. Portfolio Director does not provide for commutation. V-Plan Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From SA-1 and SA-2 Contracts
(GUP-64, GUP-74, GTS-VA)

       Agents' and Managers' Retirement Plan Exchange Offer. All eligible agents and managers of the Company are allowed to participate in the Company's Agents' and Managers' Retirement Plan ("Plan"). We grant to participants in the Plan the right to effect a voluntary exchange of their units of interest under the SA-1 Contracts and Independence Plus Contracts for the equivalent units of interest in Portfolio Director. Agents and managers of VALIC who enter into the voluntary exchange will not incur under Portfolio Director any surrender charges or account maintenance charges. Other individuals who may exchange to Portfolio Director from SA-1 or Independence Plus Contracts may have surrender charges and account maintenance charges imposed under Portfolio Director. All other provisions with regard to exchange offers will apply to the Plan Exchange Offer.

       Pursuant to this voluntary exchange offer, participants in the Plan will have three options from which to choose. As to the funding vehicle for a Purchase Payment plan, the participant may choose to:

..  Remain in the SA-1 Contract and Independence Plus Contract.

.. Leave current assets in the SA-1 Contract or Independence Plus Contract and direct future Purchase Payments to Portfolio Director; or

..  Transfer all current assets and future Purchase Payments to Portfolio
   Director.

       If the participant chooses to remain in either the SA-1 Contract or Independence Plus Contract, future Purchase Payments and current assets will be controlled by the provisions of the SA-1 Contract or Independence Plus Contract, respectively. If the participant chooses to leave current assets in the SA-1 Contract or the Independence Plus Contract, and direct future Purchase Payments to Portfolio Director, the current assets will be controlled by the provisions of the SA-1 Contract or the Independence Plus Contract, respectively. The future Purchase Payments will be controlled by the terms of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director. If the participant chooses to transfer all current assets and future Purchase Payments to Portfolio Director, such current assets and future Purchase Payments will be controlled by the provisions of Portfolio Director subject to the exception that surrender charges and account maintenance charges will not be imposed under Portfolio Director.

       Once a participant transfers assets and future Purchase Payments to Portfolio Director the participant will not be permitted to exchange back to the SA-1 Contract or Independence Plus Contract. If a participant chooses to transfer future Purchase Payments but not current assets to Portfolio Director, the participant will be allowed at a later date to transfer the current assets to Portfolio Director. For a complete analysis of the differences between the SA-1 contract or the Independence Plus Contract and Portfolio Director, you should refer to the form of the contract or certificate for its terms and conditions.

       Sales/Surrender Charges. Under the SA-1 and SA-2 Contracts a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a SA-1 or SA-2 Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director ("Exchanged Amount"). Purchase Payments made to Portfolio Director, however, would be subject to a surrender charge. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. No exchange pursuant to this offer will be allowed within 120 days of a transfer of fixed accumulations under a SA-1 or SA-2 Contract to the variable portion of such Contract. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

       Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses for SA-1 and SA-2 Contracts. The charge is generally 1.25% and is included in the above sales and administrative charge. An additional daily charge (at an annual rate of 1% of total net assets attributable to SA-1 Contracts and ranging from .21% to .85% of total net assets attributable to SA-2 Contracts) is made for mortality and expense risks assumed by the Company under the variable portion of the Contract. The total of these expenses and other charges is limited to a maximum of the rate imposed on SA-1 and SA-2 Contracts on April 1, 1987. (See prospectus for SA-1 and SA-2 contracts dated April 20, 1987.) For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the average daily net asset value of the Separate Account is attributable to Portfolio Director. (See "Separate Account Charges" and "Separate Account Expense Reimbursement" in the prospectus.)

       Investment Options. Under SA-1 and SA-2 Contracts only one Division of VALIC Separate Account A is available as a variable investment alternative. This Division invests in a portfolio of VALIC Company I, the Stock Index Fund. Under a "grandfathering" arrangement, the total advisory fees and certain other charges imposed against these Contracts are limited to a maximum of the rate charged on April 1, 1987. The maximum expense ratio for the GUP and GTS VA Contracts is 1.4157% and 0.6966%, respectively. (See the prospectus for these Contracts dated April 20, 1987.) Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       Annuity Options. Annuity options under the SA-1 and SA-2 Contracts provide for payments on a fixed or variable basis, or a combination of both. The SA-1 Contract annuity payments under a designated period option are limited to 15 years on a fixed basis only. Under this Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. SA-2 Contracts do not provide a designated period option nor do they provide for commutation. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. The SA-1 and SA-2 Contracts make no provision for transfers from a separate account to a fixed annuity during the annuity period. This option, subject to certain conditions, is available under Portfolio Director. The SA-1 Contracts provide an option for monthly variable annuity payments to be made at a level payment basis during each year of the annuity period. Portfolio Director does not provide this option. SA-1 and Portfolio Director, but not SA-2 Contracts, both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From Impact Contracts
(UIT-981)

       Sales/Surrender Charges. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. However, in any Participant Year, the first withdrawal of up to 10% of the account value will not be subject to a surrender charge. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders which may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. For purposes of satisfying the fifteen- year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

       Other Charges. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The charge is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No charge is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such charge begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The charge may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

       Investment Options. Under the Impact Contract five Divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. Under Portfolio Director, various divisions of VALIC Separate Account A are available. Each division invests in a different mutual fund. Three fixed investment options are also available.

       Annuity Options. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. Impact Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

Exchanges From Compounder Contracts
(C-1-75 AND IFA-78)

       Sales/Surrender Charges. Under a Compounder Contract a sales and administrative charge is deducted from each Purchase Payment. This charge ranges from 5% of the first $5,000 of Purchase Payments to 3% of Purchase Payments in excess of $15,000. If a Compounder Contract is exchanged for Portfolio Director the surrender charge under Portfolio Director will not apply to the amount of Account Value applied to Portfolio Director. Purchase Payments made to Portfolio Director, however, would be subject to the surrender charge under Portfolio Director. In the case of a partial surrender, all Purchase Payments to Portfolio Director will be deemed to be withdrawn before any Exchanged Amount is deemed to be withdrawn. Under Portfolio Director, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. For purposes of this surrender charge, the most recent Purchase Payments are deemed to be withdrawn first.

       Other Charges. A charge of a percentage of each Purchase Payment is made for administrative expenses under a Compounder Contract. The charge is 1.25% and is included in the above sales charge. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

       Investment Options. There are no variable investment alternatives provided under Compounder Contracts.

       Annuity Options. Payout Payments under a Compounder Contract are on a fixed basis only and the designated period option is limited to a period of 15 years. However, under a Compounder Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director allows Payout Payments be made on a fixed or variable basis, or both. One option under Portfolio Director provides for a designated period of 5 and 30 years. Unlike Portfolio Director, the Compounder Contracts contain no "betterment of rates" provision.

Information That May Be Applicable To Any Exchange

       Guaranteed Annuity Rates. Mortality rates have improved since annuity rates were developed for the other contracts. Therefore, the annuity rates guaranteed in Portfolio Director are less favorable to Contract Owners and

Annuitants than those guaranteed in the other contracts. However, the current annuity rates being charged for fixed annuities under the "betterment of rates" provisions discussed above are more favorable than those guaranteed under Portfolio Director or the other contracts. Of course, no assurance can be given that this will continue to be true at the time of annuitization for a given contract. Guaranteed annuity rate tables are set forth in your Contract or in current endorsements thereto. Those guaranteed for Portfolio Director are set forth therein, and copies may be obtained from the Company.

       To satisfy a federal tax law requirement, non-spouse Beneficiaries under Portfolio Director generally must receive the entire benefit payable upon the death of the Annuitant over their life expectancy or within five years of the Annuitant's death. This requirement may be inapplicable to certain other contracts or certificates issued before January 19, 1985 if not exchanged.

       Under certain deferred annuity contracts issued before October 21, 1979, upon the death of the owner the entire value of the contract as of the date of death may be received income tax free by the Beneficiary. This will not apply to contracts that have been exchanged on or after October 21, 1979.

       Group Unallocated Contracts. We do not allow exchanges from group unallocated Contracts.

--------------------------------------------------------------------------------
                        CALCULATION OF SURRENDER CHARGE
--------------------------------------------------------------------------------

       The surrender charge is discussed in the prospectus under "Fees and Charges -- Surrender Charge." Examples of calculation of the Surrender Charge upon total and partial surrender are set forth below:

              Illustration of Surrender Charge on Total Surrender

  Example 1.

                              Transaction History

     Date                 Transaction                               Amount
     ----                 ----------------------------------------- -------
     10/1/94............. Purchase Payment                          $10,000
     10/1/95............. Purchase Payment                            5,000
     10/1/96............. Purchase Payment                           15,000
     10/1/97............. Purchase Payment                            2,000
     10/1/98............. Purchase Payment                            3,000
     10/1/99............. Purchase Payment                            4,000
     12/31/99............ Total Purchase Payments (Assumes Account
                          Value is $50,000)                          39,000
     12/31/99............ Total Surrender

   Surrender Charge is lesser of (a) or (b):

a.  Surrender Charge calculated on 60 months of Purchase Payments
    1.  Surrender Charge against Purchase Payment of 10/1/94............................ $    0
    2.  Surrender Charge against Purchase Payment of 10/1/95............................ $  250
    3.  Surrender Charge against Purchase Payment of 10/1/96............................ $  750
    4.  Surrender Charge against Purchase Payment of 10/1/97............................ $  100
    5.  Surrender Charge against Purchase Payment of 10/1/98............................ $  150
    6.  Surrender Charge against Purchase Payment of 10/1/99............................ $  200
    Surrender Charge based on Purchase Payments (1 + 2 + 3 + 4 + 5 + 6)................. $1,450

b.  Surrender Charge calculated on the excess over 10% of the
    Account Value at the time of surrender:
    Account Value at time of surrender                         $ 50,000
    Less 10% not subject to Surrender Charge                    - 5,000
                                                               --------
    Subject to Surrender Charge                                  45,000
                                                               X    .05
                                                               --------
    Surrender Charge based on Account Value                    $  2,250 $2,250
c.  Surrender Charge is the lesser of a or b                            $1,450

Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full
                                   Surrender

  Example 2.

               Transaction History (Assumes No Interest Earned)

          Date                 Transaction                     Amount
          ----                 ------------------------------- -------
          10/1/94............. Purchase Payment                $10,000
          10/1/95............. Purchase Payment                  5,000
          10/1/96............. Purchase Payment                 15,000
          10/1/97............. Purchase Payment                  2,000
          10/1/98............. Purchase Payment                  3,000
          10/1/99............. Purchase Payment                  4,000
          12/31/99............ 10% Partial Surrender (Assumes
                               Account Value is $39,000)         3,900
          2/1/00.............. Full Surrender                   35,100

a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units 10% of $39,000 = $3,900 [no charge on this 10% withdrawal]

b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000 -- $3,900 = $35,100

c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05 = $1,755

d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05) = $1,450.

--------------------------------------------------------------------------------
                              PURCHASE UNIT VALUE
--------------------------------------------------------------------------------

   Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

     Gross Investment Rate
  =  (equals)
     The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
  /  (divided by)
     The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

     Net Investment Rate
  =  (equals)
     Gross Investment Rate (calculated in Step 1)
  -  (minus)
     Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

     Purchase Unit Value for that day.
  =  (equals)
     Purchase Unit Value for immediate preceding day.
  X  (multiplied by)
     Net Investment Rate (as calculated in Step 2) plus 1.00.

   The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

              Illustration of Calculation of Purchase Unit Value

  Example 3.

       1. Purchase Unit value, beginning of period............ $ 1.800000
       2. Value of Fund share, beginning of period............ $21.200000
       3. Change in value of Fund share....................... $  .500000
       4. Gross investment return (3)/(2).....................    .023585
       5. Daily separate account fee*.........................    .000027
       *  Fee of 1% per annum used for illustrative purposes..
       6. Net investment return (4)--(5)......................    .023558
       7. Net investment factor 1.000000+(6)..................   1.023558
       8. Purchase Unit value, end of period (1)X(7).......... $ 1.842404

  Illustration of Purchase of Purchase Units (Assuming No State Premium Tax)

  Example 4.

1. First Periodic Purchase Payment.................................................... $  100.00
2. Purchase Unit value on effective date of purchase (see Example 3).................. $1.800000
3. Number of Purchase Units purchased (1)/(2).........................................    55.556
4. Purchase Unit value for valuation date following purchase (see Example 3).......... $1.842404
5. Value of Purchase Units in account for valuation date following purchase (3)X(4)... $  102.36

--------------------------------------------------------------------------------
                           CALCULATION OF MVA OPTION
--------------------------------------------------------------------------------

       The effect of the market value adjustment may be positive or negative. If, for example, on the date of a withdrawal, the index rate described below (plus 0.5%) is higher than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be negative. If, for example, on the date of a withdrawal, the index rate (plus 0.5%) is lower than that index rate as of the Contract's date of issue, the effect of the market value adjustment will be positive. Any negative adjustment will be waived to the extent that it would decrease the withdrawal value below the minimum guaranteed value.

       The market value adjustment is determined by the formula below, using the following factors:

   . A is an index rate determined at the beginning of each MVA term, for a security with time to maturity equal to that MVA term;

..   B is an index rate determined at the time of withdrawal, for a security with time to maturity equal to the current MVA term;

..   N is the number of months remaining in the current MVA term (rounded up to the next higher number of months); and

..   The index rates for A and B will be the U.S. Treasury Yield as quoted by
    Bloomberg or a comparable financial market news service, for the maturity equal to the MVA term, using linear interpolation as appropriate.

    The market value adjustment will equal:

    The amount surrendered or transferred out prior to the end of the MVA term multiplied by:

                         [(1+A)/(1+B+0.005)]/(N/12)/-1

    The market value adjustment will be added to or deducted from the amount being withdrawn or transferred.

Index rates for any calendar month will equal the average of index rates for the last 5 trading days of the previous calendar month.

--------------------------------------------------------------------------------
                                PAYOUT PAYMENTS
--------------------------------------------------------------------------------

Assumed Investment Rate

       The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described here as follows: 3%, 4 1/2%, 5% or 6% per annum. (Note: an Assumed Investment Rate higher than 5% may not be selected under individual Contracts.) The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

Amount of Payout Payments

       The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable annuity as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the annuity option selected, and the age of the Annuitant.

       The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3%, 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

       The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed annuity.

       In any subsequent month, the dollar amount of the variable Payout Payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

       Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

       Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity Contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

Payout Unit Value

       The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

       The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               Illustration of Calculation of Payout Unit Value

  Example 8.

1. Payout Unit value, beginning of period............................. $ .980000
2. Net investment factor for Period (see Example 3)...................  1.023558
3. Daily adjustment for 3  1/2% Assumed Investment Rate...............   .999906
4. (2)X(3)............................................................  1.023462
5. Payout Unit value, end of period (1)X(4)........................... $1.002993

                        Illustration of Payout Payments

Example 9. Annuitant age 65, Life Annuity with 120 Payments Certain

1. Number of Purchase Units at Payout Date...........................  10,000.00
2. Purchase Unit value (see Example 3)............................... $ 1.800000
3. Account Value of Contract (1)X(2)................................. $18,000.00
4. First monthly Payout Payment per $1,000 of Account Value.......... $     5.63
5. First monthly Payout Payment (3)X(4)/1,000........................ $   101.34
6. Payout Unit value (see Example 8)................................. $  .980000
7. Number of Payout Units (5)/(6)....................................    103.408
8. Assume Payout Unit value for second month equal to................ $  .997000
9. Second monthly Payout Payment (7)X(8)............................. $   103.10
10. Assume Payout Unit value for third month equal to................ $  .953000
11. Third monthly Payout Payment (7)X(10)............................ $    98.55

--------------------------------------------------------------------------------
                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

       The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

       The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA").

       AIG Capital Services, Inc. (formerly, SunAmerica Capital Services, Inc. ("AIGCS" or the "Distributor")), is the distributor for VALIC Separate Account
A. The Distributor, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367. The Distributor is a Delaware corporation and a member of FINRA.


       VALIC compensates affiliated financial advisors through various methods of compensation. One component of compensation includes commissions, which may be up to 6.00% of each Purchase Payment during the first-year of the contract, up to 0.85% of Purchase Payments in subsequent years, and up to 5.00% on increases in the amount of periodic Purchase Payments in the year of the increase. If you own a Contract within an employer-sponsored retirement plan, your financial advisor may receive other forms of compensation in addition to or as an alternative to commissions. If you purchase a Contract as an IRA or as a non-qualified Contract, your financial advisor is paid a commission in amounts similar to those referenced above. VALIC also distributes its products through independent broker-dealers, some of which are appointed by an employer to provide services in a retirement plan. Whether offered in a retirement plan or as an IRA or a non-qualified Contract, VALIC will pay independent broker-dealers for services/sales through the payment of a commission up to 4.00% of each Purchase Payment and an annual trail (a reduced commission paid after the initial purchase). For more information about how your financial advisor may be compensated, please contact your advisor. These amounts are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Fees and Charges" in the prospectus.

       Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales Commissions paid for Portfolio Director, Portfolio Director 2 and Portfolio Director Plus for the years 2015, 2016 and 2017 totaled $94,027,891, $92,097,346, and $92,666,475, respectively.
The Distributor retained $0 in commissions for each of the Portfolio Director products for those same years.


--------------------------------------------------------------------------------
                                    EXPERTS
--------------------------------------------------------------------------------

       PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for The Variable Annuity Life Insurance Company Separate Account A and The Variable Annuity Life Insurance Company ("VALIC").

       You may obtain a free copy of these financial statements if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.


       The following financial statements are included in the Statement of Additional Information in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

    - The Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2017 and for each of the two years in the period ended December 31, 2017

    - The Audited Consolidated Financial Statements of The Variable Annuity Life Insurance Company as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017

--------------------------------------------------------------------------------
                       COMMENTS ON FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

       The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

       Not all of the VALIC Separate Account A Divisions are available under the Contracts described in the prospectus.


(C) 2018 American International Group, Inc.
All Rights Reserved.

                                                             Separate Account A
                                    The Variable Annuity Life Insurance Company

                                                                           2017

                                                                  Annual Report

                                                              December 31, 2017

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The Variable Annuity Life Insurance Company and the Contract Owners of Separate Account A

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the sub-accounts indicated in Note 1 (constituting Separate Account A sponsored by The Variable Annuity Life Insurance Company, hereafter collectively referred to as the "sub-accounts") as of December 31, 2017, and the related statements of operations and changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub-accounts in Separate Account A as of December 31, 2017, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINIONS

These financial statements are the responsibility of The Variable Annuity Life Insurance Company's management. Our responsibility is to express an opinion on the financial statements of each of the sub-accounts in Separate Account A based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to each of the sub-accounts in Separate Account A in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the mutual fund companies and transfer agents. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 30, 2018

We have served as the auditor of one or more of the sub-accounts in the AIG Life and Retirement Separate Account Group since at least 1994. We have not determined the specific year we began serving as auditor.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017

                                                                                    Contract                   Net Assets
                                                         Due from (to)              Owners - Contract Owners Attributable to
                                          Investments at    General                 Annuity  - Accumulation  Contract Owner
Sub-accounts                                Fair Value   Account, Net   Net Assets  Reserves    Reserves        Reserves
------------                              -------------- ------------- ------------ -------- --------------- ---------------
American Beacon Bridgeway Large Cap
  Growth Fund                              $ 66,442,455    $   (749)   $ 66,441,706 $     --  $ 66,441,706    $ 66,441,706
American Beacon Holland Large Cap
  Growth Fund I Investor Class                   78,581          13          78,594   10,919        67,675          78,594
AST SA BlackRock Multi-Asset Income
  Portfolio Class 3                             457,385          --         457,385       --       457,385         457,385
AST SA Edge Asset Allocation Portfolio
  Class 3                                        33,128          --          33,128       --        33,128          33,128
AST SA Wellington Capital Appreciation
  Portfolio Class 3                           1,128,049          --       1,128,049       --     1,128,049       1,128,049
AST SA Wellington Government and
  Quality Bond Portfolio Class 3              2,195,706          --       2,195,706       --     2,195,706       2,195,706
AST SA Wellington Growth Portfolio
  Class 3                                         6,122          --           6,122       --         6,122           6,122
AST SA Wellington Multi-Asset Income
  Portfolio Class 3                             169,675          --         169,675       --       169,675         169,675
AST SA Wellington Natural Resources
  Portfolio Class 3                              27,938          --          27,938       --        27,938          27,938
Ariel Appreciation Fund Investor Class      371,020,063      (8,921)    371,011,142  391,546   370,619,596     371,011,142
Ariel Fund Investor Class                   446,671,964     (10,043)    446,661,921  193,253   446,468,668     446,661,921
FTVIP Franklin Founding Funds Allocation
  VIP Fund Class 2                                4,124          --           4,124       --         4,124           4,124
FTVIP Franklin Income VIP Fund Class 2          739,389          --         739,389       --       739,389         739,389
Goldman Sachs VIT Government Money
  Market Fund Service Class                     250,713          --         250,713       --       250,713         250,713
Invesco V.I. Balanced-Risk Commodity
  Strategy Fund Class R5                    202,805,290      (9,962)    202,795,328   43,511   202,751,817     202,795,328
Invesco V.I. Comstock Fund Series II          1,148,183          --       1,148,183       --     1,148,183       1,148,183
Invesco V.I. Growth and Income Fund
  Series II                                   1,314,135          --       1,314,135       --     1,314,135       1,314,135
Lord Abbett Fund Growth and Income
  Portfolio Class VC                            124,750          --         124,750       --       124,750         124,750
SST SA Allocation Balanced Portfolio
  Class 3                                     1,048,256          --       1,048,256       --     1,048,256       1,048,256
SST SA Allocation Growth Portfolio
  Class 3                                     1,502,872          --       1,502,872       --     1,502,872       1,502,872
SST SA Allocation Moderate Growth
  Portfolio Class 3                           1,439,760          --       1,439,760       --     1,439,760       1,439,760
SST SA Allocation Moderate Portfolio
  Class 3                                     2,211,165          --       2,211,165       --     2,211,165       2,211,165
SST SA Putnam Asset Allocation
  Diversified Growth Portfolio Class 3          500,336          --         500,336       --       500,336         500,336
SST SA Wellington Real Return Portfolio
  Class 3                                     1,180,311          --       1,180,311       --     1,180,311       1,180,311
SAST Invesco VCP Value Portfolio Class 3     17,272,557          --      17,272,557       --    17,272,557      17,272,557
SAST SA AB Growth Portfolio Class 3             355,077          --         355,077       --       355,077         355,077
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                             613,193          --         613,193       --       613,193         613,193
SAST SA American Funds Asset Allocation
  Portfolio Class 3                          11,879,037          --      11,879,037       --    11,879,037      11,879,037
SAST SA American Funds Global Growth
  Portfolio Class 3                             933,189          --         933,189       --       933,189         933,189
SAST SA American Funds Growth
  Portfolio Class 3                             928,454          --         928,454       --       928,454         928,454
SAST SA American Funds Growth-Income
  Portfolio Class 3                           1,738,836          --       1,738,836       --     1,738,836       1,738,836
SAST SA American Funds VCP Managed
  Asset Allocation Portfolio Class 3         36,220,476          --      36,220,476       --    36,220,476      36,220,476
SAST SA BlackRock VCP Global Multi
  Asset Portfolio Class 3                    21,210,431          --      21,210,431       --    21,210,431      21,210,431
SAST SA Boston Company Capital Growth
  Portfolio Class 3                             538,798          --         538,798       --       538,798         538,798
SAST SA Columbia Technology Portfolio
  Class 3                                       190,104          --         190,104       --       190,104         190,104
SAST SA DFA Ultra Short Bond Portfolio
  Class 3                                       505,905          --         505,905       --       505,905         505,905
SAST SA Dogs of Wall Street Portfolio
  Class 3                                     1,938,614          --       1,938,614       --     1,938,614       1,938,614
SAST SA Federated Corporate Bond
  Portfolio Class 3                           3,117,512          --       3,117,512       --     3,117,512       3,117,512
SAST SA Fixed Income Index Portfolio
  Class 3                                        42,630          --          42,630       --        42,630          42,630
SAST SA Franklin Foreign Value Portfolio
  Class 3                                       539,649          --         539,649       --       539,649         539,649
SAST SA Franklin Small Company Value
  Portfolio Class 3                             330,857          --         330,857       --       330,857         330,857
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                           1,552,906          --       1,552,906       --     1,552,906       1,552,906
SAST SA Goldman Sachs Multi-Asset
  Insights Portfolio Class 3                     15,048          --          15,048       --        15,048          15,048
SAST SA Index Allocation 60-40 Portfolio
  Class 3                                       433,934          --         433,934       --       433,934         433,934
SAST SA Index Allocation 80-20 Portfolio
  Class 3                                     1,606,337          --       1,606,337       --     1,606,337       1,606,337
SAST SA Index Allocation 90-10 Portfolio
  Class 3                                     6,466,080          --       6,466,080       --     6,466,080       6,466,080
SAST SA International Index Portfolio
  Class 3                                         9,104          --           9,104       --         9,104           9,104
SAST SA Invesco Growth Opportunities
  Portfolio Class 3                              65,349          --          65,349       --        65,349          65,349
SAST SA Janus Focused Growth Portfolio
  Class 3                                       348,761          --         348,761       --       348,761         348,761
SAST SA JPMorgan Balanced Portfolio
  Class 3                                     1,092,156          --       1,092,156       --     1,092,156       1,092,156
SAST SA JPMorgan Emerging Markets
  Portfolio Class 3                             277,098          --         277,098       --       277,098         277,098
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                           1,335,206          --       1,335,206       --     1,335,206       1,335,206
SAST SA JPMorgan Global Equities
  Portfolio Class 3                               4,978          --           4,978       --         4,978           4,978
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                           3,404,288          --       3,404,288       --     3,404,288       3,404,288
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                             160,286          --         160,286       --       160,286         160,286
SAST SA Large Cap Index Portfolio
  Class 3                                         3,642          --           3,642       --         3,642           3,642
SAST SA Legg Mason BW Large Cap
  Value Portfolio Class 3                       855,318          --         855,318       --       855,318         855,318
SAST SA Legg Mason Tactical
  Opportunities Portfolio Class 3                28,331          --          28,331       --        28,331          28,331
SAST SA MFS Blue Chip Growth Portfolio
  Class 3                                       693,096          --         693,096       --       693,096         693,096
SAST SA MFS Massachusetts Investors
  Trust Portfolio Class 3                     1,281,620          --       1,281,620       --     1,281,620       1,281,620
SAST SA MFS Telecom Utility Portfolio
  Class 3                                        36,825          --          36,825       --        36,825          36,825
SAST SA MFS Total Return Bond Portfolio
  Class 3                                       703,882          --         703,882       --       703,882         703,882
SAST SA Mid Cap Index Portfolio Class 3          22,760          --          22,760       --        22,760          22,760
SAST SA Morgan Stanley International
  Equities Portfolio Class 3                    714,257          --         714,257       --       714,257         714,257
SAST SA Oppenheimer Main Street Large
  Cap Portfolio Class 3                       1,066,784          --       1,066,784       --     1,066,784       1,066,784
SAST SA PIMCO VCP Tactical Balanced
  Portfolio Class 3                          21,292,596          --      21,292,596       --    21,292,596      21,292,596
SAST SA PineBridge High-Yield Bond
  Portfolio Class 3                             630,137          --         630,137       --       630,137         630,137
SAST SA Putnam International Growth and
  Income Portfolio Class 3                      128,806          --         128,806       --       128,806         128,806
SAST SA Pyramis Real Estate Portfolio
  Class 3                                        94,373          --          94,373       --        94,373          94,373
SAST SA Schroder's VCP Global
  Allocation Portfolio Class 3               13,307,811          --      13,307,811       --    13,307,811      13,307,811
SAST SA Small Cap Index Portfolio
  Class 3                                         7,283          --           7,283       --         7,283           7,283
SAST SA T. Rowe Price Asset Allocation
  Growth Portfolio Class 3                       25,568          --          25,568       --        25,568          25,568
SAST SA T. Rowe Price VCP Balanced
  Portfolio Class 3                          20,286,212          --      20,286,212       --    20,286,212      20,286,212
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                          60,636,054          --      60,636,054       --    60,636,054      60,636,054
SAST SA VCP Dynamic Strategy Portfolio
  Class 3                                    50,719,252          --      50,719,252       --    50,719,252      50,719,252
SAST SA VCP Index Allocation Portfolio
  Class 3                                       328,875          --         328,875       --       328,875         328,875
SAST SA WellsCap Aggressive Growth
  Portfolio Class 3                              96,543          --          96,543       --        96,543          96,543

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2017


                                                      Due from                   Contract                     Net Assets
                                                    (to) General                 Owners -   Contract Owners Attributable to
                                Investments at Fair   Account,                   Annuity    - Accumulation  Contract Owner
Sub-accounts                           Value            Net        Net Assets    Reserves      Reserves        Reserves
------------                    ------------------- ------------ -------------- ----------- --------------- ---------------
T. Rowe Price Retirement 2015
  Advisor Class                   $    8,061,664     $    (151)  $    8,061,513 $        -- $    8,061,513  $    8,061,513
T. Rowe Price Retirement 2020
  Advisor Class                       21,791,903          (440)      21,791,463          --     21,791,463      21,791,463
T. Rowe Price Retirement 2025
  Advisor Class                       19,614,347          (648)      19,613,699          --     19,613,699      19,613,699
T. Rowe Price Retirement 2030
  Advisor Class                       22,213,496          (721)      22,212,775          --     22,212,775      22,212,775
T. Rowe Price Retirement 2035
  Advisor Class                       17,630,361          (789)      17,629,572          --     17,629,572      17,629,572
T. Rowe Price Retirement 2040
  Advisor Class                       17,256,520          (833)      17,255,687          --     17,255,687      17,255,687
T. Rowe Price Retirement 2045
  Advisor Class                       11,089,620          (835)      11,088,785          --     11,088,785      11,088,785
T. Rowe Price Retirement 2050
  Advisor Class                        8,588,780          (590)       8,588,190          --      8,588,190       8,588,190
T. Rowe Price Retirement 2055
  Advisor Class                        3,969,893          (363)       3,969,530          --      3,969,530       3,969,530
T. Rowe Price Retirement 2060
  Advisor Class                        2,065,396          (197)       2,065,199          --      2,065,199       2,065,199
VALIC Company I Asset
  Allocation Fund                    169,990,872        (5,058)     169,985,814     101,132    169,884,682     169,985,814
VALIC Company I Blue Chip
  Growth Fund                        677,405,997       (18,840)     677,387,157      98,888    677,288,269     677,387,157
VALIC Company I Broad Cap
  Value Fund                          53,147,885          (918)      53,146,967          --     53,146,967      53,146,967
VALIC Company I Capital
  Conservation Fund                  157,167,177        (4,010)     157,163,167     145,519    157,017,648     157,163,167
VALIC Company I Core Equity
  Fund                               260,349,258       (10,153)     260,339,105     225,448    260,113,657     260,339,105
VALIC Company I Dividend
  Value Fund                         749,026,525       (17,488)     749,009,037     237,718    748,771,319     749,009,037
VALIC Company I Dynamic
  Allocation Fund                    256,698,642        (2,271)     256,696,371          --    256,696,371     256,696,371
VALIC Company I Emerging
  Economies Fund                     827,639,732       (21,139)     827,618,593      79,235    827,539,358     827,618,593
VALIC Company I Foreign Value
  Fund                               835,955,944       (24,578)     835,931,366      80,566    835,850,800     835,931,366
VALIC Company I Global Real
  Estate Fund                        305,304,655       (12,737)     305,291,918       4,866    305,287,052     305,291,918
VALIC Company I Global Social
  Awareness Fund                     438,786,013       (10,223)     438,775,790     339,785    438,436,005     438,775,790
VALIC Company I Global
  Strategy Fund                      402,938,473       (12,566)     402,925,907     155,677    402,770,230     402,925,907
VALIC Company I Government
  Money Market I Fund                298,476,008       (27,006)     298,449,002      11,095    298,437,907     298,449,002
VALIC Company I Government
  Securities Fund                    103,626,702        (2,871)     103,623,831      86,704    103,537,127     103,623,831
VALIC Company I Growth &
  Income Fund                        122,475,625        (3,736)     122,471,889      69,333    122,402,556     122,471,889
VALIC Company I Growth Fund        1,156,899,992       (29,421)   1,156,870,571     369,369  1,156,501,202   1,156,870,571
VALIC Company I Health
  Sciences Fund                      753,766,587       (15,337)     753,751,250     159,873    753,591,377     753,751,250
VALIC Company I Inflation
  Protected Fund                     475,532,885       (11,621)     475,521,264     106,570    475,414,694     475,521,264
VALIC Company I International
  Equities Index Fund              1,314,929,784       (36,788)   1,314,892,996     158,149  1,314,734,847   1,314,892,996
VALIC Company I International
  Government Bond Fund               175,223,298        (3,655)     175,219,643      29,908    175,189,735     175,219,643
VALIC Company I International
  Growth Fund                        429,101,710       (11,057)     429,090,653     425,955    428,664,698     429,090,653
VALIC Company I Large Cap
  Core Fund                          162,495,827        (5,873)     162,489,954      21,330    162,468,624     162,489,954
VALIC Company I Large Capital
  Growth Fund                        433,880,949       (16,392)     433,864,557     122,564    433,741,993     433,864,557
VALIC Company I Mid Cap
  Index Fund                       3,368,348,177       (42,017)   3,368,306,160   1,667,126  3,366,639,034   3,368,306,160
VALIC Company I Mid Cap
  Strategic Growth Fund              267,384,763        (8,804)     267,375,959      52,887    267,323,072     267,375,959
VALIC Company I Nasdaq-100
  Index Fund                         405,184,617        (7,957)     405,176,660      98,654    405,078,006     405,176,660
VALIC Company I Science &
  Technology Fund                  1,235,807,362       (37,212)   1,235,770,150     971,103  1,234,799,047   1,235,770,150
VALIC Company I Small Cap
  Aggressive Growth Fund             135,786,851        (2,879)     135,783,972      12,648    135,771,324     135,783,972
VALIC Company I Small Cap
  Fund                               319,542,075        (9,397)     319,532,678     267,225    319,265,453     319,532,678
VALIC Company I Small Cap
  Index Fund                       1,116,430,450       (27,180)   1,116,403,270     686,397  1,115,716,873   1,116,403,270
VALIC Company I Small Cap
  Special Values Fund                235,472,505        (4,792)     235,467,713      96,202    235,371,511     235,467,713
VALIC Company I Small Mid
  Growth Fund                        116,513,284        (3,148)     116,510,136      11,309    116,498,827     116,510,136
VALIC Company I Stock Index
  Fund                             4,581,852,012      (187,061)   4,581,664,951   4,948,007  4,576,716,944   4,581,664,951
VALIC Company I Value Fund            92,104,025        (1,988)      92,102,037       4,416     92,097,621      92,102,037
VALIC Company II Aggressive
  Growth Lifestyle Fund              597,418,724       (18,321)     597,400,403      69,325    597,331,078     597,400,403
VALIC Company II Capital
  Appreciation Fund                   41,499,683          (740)      41,498,943          --     41,498,943      41,498,943
VALIC Company II Conservative
  Growth Lifestyle Fund              339,613,622        (8,760)     339,604,862     390,937    339,213,925     339,604,862
VALIC Company II Core Bond
  Fund                             1,023,257,437       (11,033)   1,023,246,404      10,233  1,023,236,171   1,023,246,404
VALIC Company II Government
  Money Market II Fund               123,799,547        (3,718)     123,795,829      23,875    123,771,954     123,795,829
VALIC Company II High Yield
  Bond Fund                          495,915,034       (11,912)     495,903,122      30,883    495,872,239     495,903,122
VALIC Company II International
  Opportunities Fund                 684,277,814       (16,620)     684,261,194      92,170    684,169,024     684,261,194
VALIC Company II Large Cap
  Value Fund                         203,483,101        (6,914)     203,476,187          --    203,476,187     203,476,187
VALIC Company II Mid Cap
  Growth Fund                        136,591,824        (5,602)     136,586,222      18,150    136,568,072     136,586,222
VALIC Company II Mid Cap
  Value Fund                         876,457,346       (17,679)     876,439,667     164,659    876,275,008     876,439,667
VALIC Company II Moderate
  Growth Lifestyle Fund              927,263,840       (27,186)     927,236,654      54,950    927,181,704     927,236,654
VALIC Company II Small Cap
  Growth Fund                        126,114,629        (2,389)     126,112,240       9,888    126,102,352     126,112,240
VALIC Company II Small Cap
  Value Fund                         433,237,019       (15,129)     433,221,890     167,073    433,054,817     433,221,890
VALIC Company II Socially
  Responsible Fund                   779,520,197       (15,234)     779,504,963      61,427    779,443,536     779,504,963
VALIC Company II Strategic
  Bond Fund                          612,671,027       (11,974)     612,659,053     158,902    612,500,151     612,659,053
Vanguard LifeStrategy
  Conservative Growth Fund
  Investor Shares                     91,834,103        (2,811)      91,831,292          --     91,831,292      91,831,292
Vanguard LifeStrategy Growth
  Fund Investor Shares               250,153,003        (6,323)     250,146,680      10,638    250,136,042     250,146,680
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares        255,140,801        (8,443)     255,132,358       9,964    255,122,394     255,132,358
Vanguard Long-Term Investment
  Grade Fund Investor Shares         290,221,910        (5,324)     290,216,586       6,778    290,209,808     290,216,586
Vanguard Long-Term Treasury
  Fund Investor Shares               222,632,018        (7,200)     222,624,818      54,076    222,570,742     222,624,818
Vanguard Wellington Fund
  Investor Shares                  1,988,555,756       (44,730)   1,988,511,026  11,451,895  1,977,059,131   1,988,511,026
Vanguard Windsor II Fund
  Investor Shares                  1,798,709,506       (41,148)   1,798,668,358     565,772  1,798,102,586   1,798,668,358

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2017


                                                                             Net
                                                                            Asset
                                                                            Value
                                                                             per   Shares at Fair Cost of Shares
Sub-accounts                                                       Shares   Share      Value           Held      Level*
------------                                                     ---------- ------ -------------- -------------- ------
American Beacon Bridgeway Large Cap Growth Fund                   2,240,892 $29.65  $ 66,442,455   $ 66,868,297    1
American Beacon Holland Large Cap Growth Fund I Investor Class        4,395  17.88        78,581         79,059    1
AST SA BlackRock Multi-Asset Income Portfolio Class 3                70,932   6.45       457,385        464,704    1
AST SA Edge Asset Allocation Portfolio Class 3                        2,341  14.15        33,128         34,512    1
AST SA Wellington Capital Appreciation Portfolio Class 3             25,862  43.62     1,128,049      1,001,172    1
AST SA Wellington Government and Quality Bond Portfolio Class 3     146,422  15.00     2,195,706      2,218,959    1
AST SA Wellington Growth Portfolio Class 3                              197  31.07         6,122          5,662    1
AST SA Wellington Multi-Asset Income Portfolio Class 3               20,897   8.12       169,675        165,495    1
AST SA Wellington Natural Resources Portfolio Class 3                 1,370  20.40        27,938         23,695    1
Ariel Appreciation Fund Investor Class                            7,748,957  47.88   371,020,063    377,073,268    1
Ariel Fund Investor Class                                         6,382,852  69.98   446,671,964    324,059,882    1
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2               558   7.39         4,124          3,874    1
FTVIP Franklin Income VIP Fund Class 2                               45,726  16.17       739,389        679,856    1
Goldman Sachs VIT Government Money Market Fund Service Class        250,713   1.00       250,713        250,713    1
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5      28,443,940   7.13   202,805,290    229,150,875    1
Invesco V.I. Comstock Fund Series II                                 55,900  20.54     1,148,183        998,176    1
Invesco V.I. Growth and Income Fund Series II                        57,994  22.66     1,314,135      1,174,352    1
Lord Abbett Fund Growth and Income Portfolio Class VC                 3,358  37.15       124,750        112,716    1
SST SA Allocation Balanced Portfolio Class 3                         96,121  10.91     1,048,256      1,020,872    1
SST SA Allocation Growth Portfolio Class 3                          103,655  14.50     1,502,872      1,400,600    1
SST SA Allocation Moderate Growth Portfolio Class 3                 121,945  11.81     1,439,760      1,464,194    1
SST SA Allocation Moderate Portfolio Class 3                        189,459  11.67     2,211,165      2,139,922    1
SST SA Putnam Asset Allocation Diversified Growth Portfolio
  Class 3                                                            40,656  12.31       500,336        520,339    1
SST SA Wellington Real Return Portfolio Class 3                     123,070   9.59     1,180,311      1,186,851    1
SAST Invesco VCP Value Portfolio Class 3                          1,270,098  13.60    17,272,557     15,350,629    1
SAST SA AB Growth Portfolio Class 3                                   8,092  43.88       355,077        319,542    1
SAST SA AB Small & Mid Cap Value Portfolio Class 3                   32,032  19.14       613,193        564,695    1
SAST SA American Funds Asset Allocation Portfolio Class 3           801,955  14.81    11,879,037     11,316,595    1
SAST SA American Funds Global Growth Portfolio Class 3               71,293  13.09       933,189        883,047    1
SAST SA American Funds Growth Portfolio Class 3                      70,787  13.12       928,454        903,726    1
SAST SA American Funds Growth-Income Portfolio Class 3              134,274  12.95     1,738,836      1,718,362    1
SAST SA American Funds VCP Managed Asset Allocation Portfolio
  Class 3                                                         2,527,391  14.33    36,220,476     32,825,325    1
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3        1,820,819  11.65    21,210,431     19,562,595    1
SAST SA Boston Company Capital Growth Portfolio Class 3              32,752  16.45       538,798        440,895    1
SAST SA Columbia Technology Portfolio Class 3                        28,254   6.73       190,104        173,426    1
SAST SA DFA Ultra Short Bond Portfolio Class 3                       48,865  10.35       505,905        505,141    1
SAST SA Dogs of Wall Street Portfolio Class 3                       134,726  14.39     1,938,614      1,833,711    1
SAST SA Federated Corporate Bond Portfolio Class 3                  232,691  13.40     3,117,512      3,124,910    1
SAST SA Fixed Income Index Portfolio Class 3                          4,159  10.25        42,630         42,538    1
SAST SA Franklin Foreign Value Portfolio Class 3                     31,924  16.90       539,649        466,220    1
SAST SA Franklin Small Company Value Portfolio Class 3               14,075  23.51       330,857        323,533    1
SAST SA Goldman Sachs Global Bond Portfolio Class 3                 141,112  11.00     1,552,906      1,566,565    1
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3          1,465  10.27        15,048         14,999    1
SAST SA Index Allocation 60-40 Portfolio Class 3                     39,571  10.97       433,934        428,251    1
SAST SA Index Allocation 80-20 Portfolio Class 3                    142,693  11.26     1,606,337      1,568,147    1
SAST SA Index Allocation 90-10 Portfolio Class 3                    566,991  11.40     6,466,080      6,228,009    1
SAST SA International Index Portfolio Class 3                           789  11.54         9,104          9,055    1
SAST SA Invesco Growth Opportunities Portfolio Class 3                7,585   8.62        65,349         60,739    1
SAST SA Janus Focused Growth Portfolio Class 3                       26,702  13.06       348,761        316,796    1
SAST SA JPMorgan Balanced Portfolio Class 3                          53,892  20.27     1,092,156      1,050,876    1
SAST SA JPMorgan Emerging Markets Portfolio Class 3                  30,246   9.16       277,098        204,388    1
SAST SA JPMorgan Equity-Income Portfolio Class 3                     37,352  35.75     1,335,206      1,177,930    1
SAST SA JPMorgan Global Equities Portfolio Class 3                      216  23.08         4,978          4,305    1
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                    384,162   8.86     3,404,288      3,418,571    1
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3                     9,162  17.49       160,286        154,989    1
SAST SA Large Cap Index Portfolio Class 3                               163  22.33         3,642          3,654    1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3              38,129  22.43       855,318        805,096    1
SAST SA Legg Mason Tactical Opportunities Portfolio Class 3           2,756  10.28        28,331         28,032    1
SAST SA MFS Blue Chip Growth Portfolio Class 3                       53,317  13.00       693,096        567,878    1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3          53,207  24.09     1,281,620      1,105,800    1
SAST SA MFS Telecom Utility Portfolio Class 3                         2,434  15.13        36,825         34,637    1
SAST SA MFS Total Return Bond Portfolio Class 3                      36,231  19.43       703,882        709,123    1
SAST SA Mid Cap Index Portfolio Class 3                               2,032  11.20        22,760         22,799    1
SAST SA Morgan Stanley International Equities Portfolio Class 3      65,804  10.85       714,257        602,399    1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2017


                                                                          Net
                                                                         Asset
                                                                         Value
                                                                          per   Shares at Fair Cost of Shares
Sub-accounts                                                   Shares    Share      Value           Held      Level*
------------                                                 ----------- ------ -------------- -------------- ------
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3       47,234 $22.58 $    1,066,784 $      910,035   1
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3          1,733,285  12.28     21,292,596     19,112,458   1
SAST SA PineBridge High-Yield Bond Portfolio Class 3             110,227   5.72        630,137        622,742   1
SAST SA Putnam International Growth and Income Portfolio
  Class 3                                                         11,469  11.23        128,806        109,521   1
SAST SA Pyramis Real Estate Portfolio Class 3                      7,175  13.15         94,373        103,927   1
SAST SA Schroder's VCP Global Allocation Portfolio Class 3     1,099,349  12.11     13,307,811     12,217,083   1
SAST SA Small Cap Index Portfolio Class 3                            642  11.35          7,283          7,315   1
SAST SA T. Rowe Price Asset Allocation Growth Portfolio
  Class 3                                                          2,485  10.29         25,568         25,584   1
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3           1,602,958  12.66     20,286,212     17,785,101   1
SAST SA VCP Dynamic Allocation Portfolio Class 3               4,267,854  14.21     60,636,054     52,699,770   1
SAST SA VCP Dynamic Strategy Portfolio Class 3                 3,580,787  14.16     50,719,252     44,237,688   1
SAST SA VCP Index Allocation Portfolio Class 3                    31,702  10.37        328,875        322,327   1
SAST SA WellsCap Aggressive Growth Portfolio Class 3               4,461  21.64         96,543         68,024   1
T. Rowe Price Retirement 2015 Advisor Class                      539,603  14.94      8,061,664      8,083,465   1
T. Rowe Price Retirement 2020 Advisor Class                      973,287  22.39     21,791,903     20,506,027   1
T. Rowe Price Retirement 2025 Advisor Class                    1,120,820  17.50     19,614,347     18,102,752   1
T. Rowe Price Retirement 2030 Advisor Class                      864,002  25.71     22,213,496     20,574,019   1
T. Rowe Price Retirement 2035 Advisor Class                      933,317  18.89     17,630,361     16,061,251   1
T. Rowe Price Retirement 2040 Advisor Class                      639,130  27.00     17,256,520     15,607,815   1
T. Rowe Price Retirement 2045 Advisor Class                      604,010  18.36     11,089,620     10,082,586   1
T. Rowe Price Retirement 2050 Advisor Class                      558,075  15.39      8,588,780      7,814,231   1
T. Rowe Price Retirement 2055 Advisor Class                      256,287  15.49      3,969,893      3,614,668   1
T. Rowe Price Retirement 2060 Advisor Class                      171,830  12.02      2,065,396      1,877,157   1
VALIC Company I Asset Allocation Fund                         14,118,843  12.04    169,990,872    155,641,057   1
VALIC Company I Blue Chip Growth Fund                         34,109,063  19.86    677,405,997    409,835,239   1
VALIC Company I Broad Cap Value Fund                           3,014,628  17.63     53,147,885     42,734,660   1
VALIC Company I Capital Conservation Fund                     15,779,837  19.92    157,167,177    156,632,066   1
VALIC Company I Core Equity Fund                              10,393,184  25.05    260,349,258    110,451,911   1
VALIC Company I Dividend Value Fund                           55,075,480  13.60    749,026,525    662,656,709   1
VALIC Company I Dynamic Allocation Fund                       19,761,250  12.99    256,698,642    222,340,714   1
VALIC Company I Emerging Economies Fund                       87,580,924   9.45    827,639,732    664,478,941   1
VALIC Company I Foreign Value Fund                            75,311,346  11.10    835,955,944    597,384,324   1
VALIC Company I Global Real Estate Fund                       37,460,694   8.15    305,304,655    304,744,479   1
VALIC Company I Global Social Awareness Fund                  16,626,980  26.39    438,786,013    265,626,458   1
VALIC Company I Global Strategy Fund                          32,679,519  12.33    402,938,473    359,407,382   1
VALIC Company I Government Money Market I Fund               298,476,008   2.00    298,476,008    298,476,007   1
VALIC Company I Government Securities Fund                     9,748,514  10.63    103,626,702    105,804,776   1
VALIC Company I Growth & Income Fund                           5,311,172  23.06    122,475,625     69,850,045   1
VALIC Company I Growth Fund                                   68,455,621  16.90  1,156,899,992    857,632,181   1
VALIC Company I Health Sciences Fund                          34,608,200  21.78    753,766,587    666,210,097   1
VALIC Company I Inflation Protected Fund                      42,119,830  11.29    475,532,885    471,608,658   1
VALIC Company I International Equities Index Fund            171,661,852   7.66  1,314,929,784  1,117,903,462   1
VALIC Company I International Government Bond Fund            14,589,783  12.01    175,223,298    170,121,452   1
VALIC Company I International Growth Fund                     29,881,735  14.36    429,101,710    302,912,588   1
VALIC Company I Large Cap Core Fund                           12,906,738  12.59    162,495,827    148,833,970   1
VALIC Company I Large Capital Growth Fund                     28,507,290  15.22    433,880,949    292,493,423   1
VALIC Company I Mid Cap Index Fund                           114,491,780  29.42  3,368,348,177  2,267,911,722   1
VALIC Company I Mid Cap Strategic Growth Fund                 17,129,069  15.61    267,384,763    186,256,977   1
VALIC Company I Nasdaq-100 Index Fund                         30,192,594  13.42    405,184,617    244,676,129   1
VALIC Company I Science & Technology Fund                     41,456,134  29.81  1,235,807,362    606,422,297   1
VALIC Company I Small Cap Aggressive Growth Fund               9,113,211  14.90    135,786,851    111,940,512   1
VALIC Company I Small Cap Fund                                24,751,516  12.91    319,542,075    230,658,222   1
VALIC Company I Small Cap Index Fund                          48,944,781  22.81  1,116,430,450    705,574,073   1
VALIC Company I Small Cap Special Values Fund                 15,878,119  14.83    235,472,505    154,536,283   1
VALIC Company I Small Mid Growth Fund                          8,611,477  13.53    116,513,284     96,732,891   1
VALIC Company I Stock Index Fund                             112,272,777  40.81  4,581,852,012  2,838,951,705   1
VALIC Company I Value Fund                                     5,016,559  18.36     92,104,025     50,648,769   1
VALIC Company II Aggressive Growth Lifestyle Fund             52,313,373  11.42    597,418,724    517,863,769   1
VALIC Company II Capital Appreciation Fund                     2,339,328  17.74     41,499,683     30,819,321   1
VALIC Company II Conservative Growth Lifestyle Fund           27,082,426  12.54    339,613,622    330,114,200   1
VALIC Company II Core Bond Fund                               91,362,271  11.20  1,023,257,437  1,006,897,835   1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2017


                                                                         Net
                                                                        Asset
                                                                        Value
                                                                         per   Shares at Fair Cost of Shares
Sub-accounts                                                  Shares    Share      Value           Held      Level*
------------                                                ----------- ------ -------------- -------------- ------
VALIC Company II Government Money Market II Fund            123,799,547 $ 1.00 $  123,799,547 $  123,799,540   1
VALIC Company II High Yield Bond Fund                        62,853,616   7.89    495,915,034    478,076,245   1
VALIC Company II International Opportunities Fund            32,476,403  21.07    684,277,814    418,540,965   1
VALIC Company II Large Cap Value Fund                         8,956,122  22.72    203,483,101    122,237,712   1
VALIC Company II Mid Cap Growth Fund                         12,327,782  11.08    136,591,824    114,432,103   1
VALIC Company II Mid Cap Value Fund                          37,909,055  23.12    876,457,346    716,919,105   1
VALIC Company II Moderate Growth Lifestyle Fund              61,571,304  15.06    927,263,840    837,905,193   1
VALIC Company II Small Cap Growth Fund                        6,531,053  19.31    126,114,629    101,115,270   1
VALIC Company II Small Cap Value Fund                        27,577,150  15.71    433,237,019    389,825,761   1
VALIC Company II Socially Responsible Fund                   35,432,736  22.00    779,520,197    423,957,186   1
VALIC Company II Strategic Bond Fund                         53,322,108  11.49    612,671,027    589,090,457   1
Vanguard LifeStrategy Conservative Growth Fund Investor
  Shares                                                      4,600,907  19.96     91,834,103     82,848,277   1
Vanguard LifeStrategy Growth Fund Investor Shares             7,429,552  33.67    250,153,003    169,069,883   1
Vanguard LifeStrategy Moderate Growth Fund Investor Shares    9,400,914  27.14    255,140,801    194,429,734   1
Vanguard Long-Term Investment Grade Fund Investor Shares     27,250,884  10.65    290,221,910    287,591,058   1
Vanguard Long-Term Treasury Fund Investor Shares             17,939,727  12.41    222,632,018    227,321,812   1
Vanguard Wellington Fund Investor Shares                     47,312,771  42.03  1,988,555,756  1,459,868,526   1
Vanguard Windsor II Fund Investor Shares                     47,547,172  37.83  1,798,709,506  1,249,965,833   1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                             AST SA      AST SA      AST SA
                                American       American     BlackRock     Edge     Wellington
                                 Beacon     Beacon Holland Multi-Asset   Asset      Capital
                                Bridgeway     Large Cap      Income    Allocation Appreciation
                                Large Cap   Growth Fund I   Portfolio  Portfolio   Portfolio
                               Growth Fund  Investor Class   Class 3    Class 3     Class 3
                               -----------  -------------- ----------- ---------- ------------
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                   $        --   $     19,370   $  8,362    $   790    $       --
   Mortality and expense risk
     and administrative
     charges                       (12,917)      (707,223)    (3,216)      (211)      (14,447)
   Reimbursements of expenses           --        152,518         --         --            --
                               -----------   ------------   --------    -------    ----------
   Net investment income
     (loss)                        (12,917)      (535,335)     5,146        579       (14,447)
   Net realized gain (loss)         (1,922)    (9,411,325)      (478)        (3)       (1,925)
   Capital gain distribution
     from mutual funds                  --     27,844,534         --      2,615        89,918
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  (425,843)    (3,816,064)     4,044     (1,384)      197,488
                               -----------   ------------   --------    -------    ----------
Increase (decrease) in net
  assets from operations          (440,682)    14,081,810      8,712      1,807       271,034
                               -----------   ------------   --------    -------    ----------
From contract transactions:
   Payments received from
     contract owners                74,749      1,236,352    256,732         --        11,337
   Payments for contract
     benefits or terminations     (315,922)    (4,545,378)        --         --       (22,037)
   Transfers between
     sub-accounts (including
     fixed account), net        67,130,613    (68,039,738)    99,164     31,544         1,785
   Contract maintenance
     charges                        (7,052)       (56,627)    (2,826)      (223)       (2,858)
   Adjustments to net assets
     allocated to contracts
     in payout period                   --            108         --         --            --
                               -----------   ------------   --------    -------    ----------
Increase (decrease) in net
  assets from contract
  transactions                  66,882,388    (71,405,283)   353,070     31,321       (11,773)
                               -----------   ------------   --------    -------    ----------
Increase (decrease) in net
  assets                        66,441,706    (57,323,473)   361,782     33,128       259,261
Net assets at beginning of
  period                                --     57,402,067     95,603         --       868,788
                               -----------   ------------   --------    -------    ----------
Net assets at end of period    $66,441,706   $     78,594   $457,385    $33,128    $1,128,049
                               ===========   ============   ========    =======    ==========
Beginning units                         --     32,266,230      8,433         --        36,912
Units issued                    66,241,932      1,328,901     30,370      1,819         2,787
Units redeemed                    (686,334)   (33,564,892)      (300)       (15)       (3,002)
                               -----------   ------------   --------    -------    ----------
Ending units                    65,555,598         30,239     38,503      1,804        36,697
                               ===========   ============   ========    =======    ==========
FOR THE YEAR ENDED
  DECEMBER 31, 2016
From operations:
   Dividends                   $        --   $         --   $  3,133    $    --    $       --
   Mortality and expense risk
     and administrative
     charges                            --       (686,604)      (555)        --       (10,035)
   Reimbursements of expenses           --        147,556         --         --            --
                               -----------   ------------   --------    -------    ----------
   Net investment income
     (loss)                             --       (539,048)     2,578         --       (10,035)
   Net realized gain (loss)             --      2,766,089        (88)        --       (53,231)
   Capital gain distribution
     from mutual funds                  --      1,472,119      8,576         --       116,842
   Change in unrealized
     appreciation
     (depreciation) of
     investments                        --     (3,259,048)   (11,363)        --       (41,072)
                               -----------   ------------   --------    -------    ----------
Increase (decrease) in net
  assets from operations                --        440,112       (297)        --        12,504
                               -----------   ------------   --------    -------    ----------
From contract transactions:
   Payments received from
     contract owners                    --      1,427,523     95,576         --       495,957
   Payments for contract
     benefits or terminations           --     (4,614,537)        --         --        (5,718)
   Transfers between
     sub-accounts (including
     fixed account), net                --     (3,921,475)       587         --       (52,832)
   Contract maintenance
     charges                            --        (74,863)      (263)        --          (364)
   Adjustments to net assets
     allocated to contracts
     in payout period                   --           (128)        --         --            --
                               -----------   ------------   --------    -------    ----------
Increase (decrease) in net
  assets from contract
  transactions                          --     (7,183,480)    95,900         --       437,043
                               -----------   ------------   --------    -------    ----------
Increase (decrease) in net
  assets                                --     (6,743,368)    95,603         --       449,547
Net assets at beginning of
  period                                --     64,145,435         --         --       419,241
                               -----------   ------------   --------    -------    ----------
Net assets at end of period    $        --   $ 57,402,067   $ 95,603    $    --    $  868,788
                               ===========   ============   ========    =======    ==========
Beginning units                         --     36,402,733         --         --        18,110
Units issued                            --        919,900      8,457         --        26,158
Units redeemed                          --     (5,056,403)       (24)        --        (7,356)
                               -----------   ------------   --------    -------    ----------
Ending units                            --     32,266,230      8,433         --        36,912
                               ===========   ============   ========    =======    ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                 AST SA
                               Wellington               AST SA      AST SA
                               Government    AST SA   Wellington  Wellington
                               and Quality Wellington Multi-Asset  Natural       Ariel
                                  Bond       Growth     Income    Resources  Appreciation
                                Portfolio  Portfolio   Portfolio  Portfolio  Fund Investor
                                 Class 3    Class 3     Class 3    Class 3       Class
                               ----------- ---------- ----------- ---------- -------------
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                   $   27,778    $   44    $    210    $   590   $  2,993,206
   Mortality and expense risk
     and administrative
     charges                      (22,764)      (46)       (500)      (288)    (4,959,692)
   Reimbursements of expenses          --        --          --         --      1,028,539
                               ----------    ------    --------    -------   ------------
   Net investment income
     (loss)                         5,014        (2)       (290)       302       (937,947)
   Net realized gain (loss)          (497)        4         331        387     38,275,702
   Capital gain distribution
     from mutual funds                 --        --          --         --     41,167,708
   Change in unrealized
     appreciation
     (depreciation) of
     investments                   15,001       459       4,180      2,880    (25,807,271)
                               ----------    ------    --------    -------   ------------
Increase (decrease) in net
  assets from operations           19,518       461       4,221      3,569     52,698,192
                               ----------    ------    --------    -------   ------------
From contract transactions:
   Payments received from
     contract owners              479,172        --     144,233      5,000     20,156,089
   Payments for contract
     benefits or terminations     (59,050)       --     (13,694)        --    (35,074,454)
   Transfers between
     sub-accounts (including
     fixed account), net          335,698     5,661      35,252      5,894    (82,206,865)
   Contract maintenance
     charges                       (7,819)       --        (337)        (2)      (106,738)
   Adjustments to net assets
     allocated to contracts
     in payout period                  --        --          --         --        (15,384)
                               ----------    ------    --------    -------   ------------
Increase (decrease) in net
  assets from contract
  transactions                    748,001     5,661     165,454     10,892    (97,247,352)
                               ----------    ------    --------    -------   ------------
Increase (decrease) in net
  assets                          767,519     6,122     169,675     14,461    (44,549,160)
Net assets at beginning of
  period                        1,428,187        --          --     13,477    415,560,302
                               ----------    ------    --------    -------   ------------
Net assets at end of period    $2,195,706    $6,122    $169,675    $27,938   $371,011,142
                               ==========    ======    ========    =======   ============
Beginning units                   117,329        --          --      1,604    125,520,695
Units issued                       65,596       331      16,177      1,578      5,032,084
Units redeemed                     (5,588)       --      (1,248)      (232)   (31,959,879)
                               ----------    ------    --------    -------   ------------
Ending units                      177,337       331      14,929      2,950     98,592,900
                               ==========    ======    ========    =======   ============
FOR THE YEAR ENDED
  DECEMBER 31, 2016
From operations:
   Dividends                   $   11,015    $   --    $     --    $   486   $  2,649,339
   Mortality and expense risk
     and administrative
     charges                      (11,410)       --          --        (90)    (4,569,049)
   Reimbursements of expenses          --        --          --         --        954,239
                               ----------    ------    --------    -------   ------------
   Net investment income
     (loss)                          (395)       --          --        396       (965,471)
   Net realized gain (loss)           135        --          --        124     29,861,642
   Capital gain distribution
     from mutual funds              6,414        --          --         --     28,179,327
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  (36,244)       --          --      1,362    (14,278,808)
                               ----------    ------    --------    -------   ------------
Increase (decrease) in net
  assets from operations          (30,090)       --          --      1,882     42,796,690
                               ----------    ------    --------    -------   ------------
From contract transactions:
   Payments received from
     contract owners              789,834        --          --     12,975     16,365,142
   Payments for contract
     benefits or terminations     (16,193)       --          --       (150)   (32,100,346)
   Transfers between
     sub-accounts (including
     fixed account), net          365,305        --          --     (1,230)    14,040,496
   Contract maintenance
     charges                       (2,354)       --          --         --       (123,805)
   Adjustments to net assets
     allocated to contracts
     in payout period                  --        --          --         --        (14,414)
                               ----------    ------    --------    -------   ------------
Increase (decrease) in net
  assets from contract
  transactions                  1,136,592        --          --     11,595     (1,832,927)
                               ----------    ------    --------    -------   ------------
Increase (decrease) in net
  assets                        1,106,502        --          --     13,477     40,963,763
Net assets at beginning of
  period                          321,685        --          --         --    374,596,539
                               ----------    ------    --------    -------   ------------
Net assets at end of period    $1,428,187    $   --    $     --    $13,477   $415,560,302
                               ==========    ======    ========    =======   ============
Beginning units                    26,489        --          --         --    126,206,611
Units issued                       93,963        --          --      1,774     16,470,981
Units redeemed                     (3,123)       --          --       (170)   (17,156,897)
                               ----------    ------    --------    -------   ------------
Ending units                      117,329        --          --      1,604    125,520,695
                               ==========    ======    ========    =======   ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                 FTVIP
                                                                                Franklin               Goldman
                                                                                Founding    FTVIP     Sachs VIT   Invesco V.I.
                                                                                 Funds     Franklin   Government  Balanced-Risk
                                                                               Allocation Income VIP Money Market   Commodity
                                                                  Ariel Fund    VIP Fund     Fund    Fund Service Strategy Fund
                                                                Investor Class  Class 2    Class 2      Class       Class R5
                                                                -------------- ---------- ---------- ------------ -------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                     $  3,018,644    $  100   $  28,428  $     1,687  $      66,040
   Mortality and expense risk and administrative charges           (5,102,412)      (49)     (9,366)      (4,548)    (1,900,230)
   Reimbursements of expenses                                       1,079,854        --          --           --             --
                                                                 ------------    ------   ---------  -----------  -------------
   Net investment income (loss)                                    (1,003,914)       51      19,062       (2,861)    (1,834,190)
   Net realized gain (loss)                                        38,658,873         2      16,915           --    (10,250,240)
   Capital gain distribution from mutual funds                     23,871,580       154          --           --             --
   Change in unrealized appreciation (depreciation) of
     investments                                                     (912,128)      167      18,672           --     20,239,135
                                                                 ------------    ------   ---------  -----------  -------------
Increase (decrease) in net assets from operations                  60,614,411       374      54,649       (2,861)     8,154,705
                                                                 ------------    ------   ---------  -----------  -------------
From contract transactions:
   Payments received from contract owners                          11,203,387        --     284,054    1,626,188     12,782,594
   Payments for contract benefits or terminations                 (34,498,582)       --    (160,083)      (5,299)   (17,613,140)
   Transfers between sub-accounts (including fixed
     account), net                                                (28,680,866)      256     (84,799)  (1,541,594)     4,422,860
   Contract maintenance charges                                      (216,961)       (5)        (90)      (1,085)       (69,343)
   Adjustments to net assets allocated to contracts in payout
     period                                                              (944)       --          --           --          1,362
                                                                 ------------    ------   ---------  -----------  -------------
Increase (decrease) in net assets from contract transactions      (52,193,966)      251      39,082       78,210       (475,667)
                                                                 ------------    ------   ---------  -----------  -------------
Increase (decrease) in net assets                                   8,420,445       625      93,731       75,349      7,679,038
Net assets at beginning of period                                 438,241,476     3,499     645,658      175,364    195,116,290
                                                                 ------------    ------   ---------  -----------  -------------
Net assets at end of period                                      $446,661,921    $4,124   $ 739,389  $   250,713  $ 202,795,328
                                                                 ============    ======   =========  ===========  =============
Beginning units                                                   127,747,087       266      46,142       17,691    301,402,901
Units issued                                                        1,381,299        17      17,692      168,850     30,416,078
Units redeemed                                                    (15,406,709)       --     (11,632)    (161,044)   (30,326,790)
                                                                 ------------    ------   ---------  -----------  -------------
Ending units                                                      113,721,677       283      52,202       25,497    301,492,189
                                                                 ============    ======   =========  ===========  =============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                     $  1,248,998    $  124   $  28,426  $        62  $   5,198,492
   Mortality and expense risk and administrative charges           (4,777,557)      (29)     (7,979)      (1,855)    (2,243,393)
   Reimbursements of expenses                                       1,018,274        --          --           --             --
                                                                 ------------    ------   ---------  -----------  -------------
   Net investment income (loss)                                    (2,510,285)       95      20,447       (1,793)     2,955,099
   Net realized gain (loss)                                        35,775,324        (1)        261           --    (51,836,980)
   Capital gain distribution from mutual funds                     26,110,362       105          --           --             --
   Change in unrealized appreciation (depreciation) of
     investments                                                   (2,674,305)       82      49,106           --     76,649,699
                                                                 ------------    ------   ---------  -----------  -------------
Increase (decrease) in net assets from operations                  56,701,096       281      69,814       (1,793)    27,767,818
                                                                 ------------    ------   ---------  -----------  -------------
From contract transactions:
   Payments received from contract owners                          12,866,684     3,211      52,482    1,057,859     15,992,049
   Payments for contract benefits or terminations                 (31,562,540)       --     (23,357)          --    (20,504,024)
   Transfers between sub-accounts (including fixed
     account), net                                                (18,699,543)        7      76,480     (880,469)   (73,721,564)
   Contract maintenance charges                                      (295,488)       --         (20)        (233)       (88,942)
   Adjustments to net assets allocated to contracts in payout
     period                                                               518        --          --           --         (1,316)
                                                                 ------------    ------   ---------  -----------  -------------
Increase (decrease) in net assets from contract transactions      (37,690,369)    3,218     105,585      177,157    (78,323,797)
                                                                 ------------    ------   ---------  -----------  -------------
Increase (decrease) in net assets                                  19,010,727     3,499     175,399      175,364    (50,555,979)
Net assets at beginning of period                                 419,230,749        --     470,259           --    245,672,269
                                                                 ------------    ------   ---------  -----------  -------------
Net assets at end of period                                      $438,241,476    $3,499   $ 645,658  $   175,364  $ 195,116,290
                                                                 ============    ======   =========  ===========  =============
Beginning units                                                   139,623,723        --      37,745           --    420,762,909
Units issued                                                        5,418,702       269      10,764      146,556     16,270,077
Units redeemed                                                    (17,295,338)       (3)     (2,367)    (128,865)  (135,630,085)
                                                                 ------------    ------   ---------  -----------  -------------
Ending units                                                      127,747,087       266      46,142       17,691    301,402,901
                                                                 ============    ======   =========  ===========  =============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                           Lord Abbett   SST SA      SST SA
                                                                              Invesco V.I. Fund Growth Allocation  Allocation
                                                                Invesco V.I.   Growth and  and Income   Balanced     Growth
                                                                  Comstock    Income Fund   Portfolio  Portfolio   Portfolio
                                                               Fund Series II  Series II    Class VC    Class 3     Class 3
                                                               -------------- ------------ ----------- ----------  ----------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                     $   21,265    $   16,393   $  1,582   $   16,444  $   12,486
   Mortality and expense risk and administrative charges            (14,877)      (17,219)    (1,310)     (13,688)    (11,824)
                                                                 ----------    ----------   --------   ----------  ----------
   Net investment income (loss)                                       6,388          (826)       272        2,756         662
   Net realized gain (loss)                                           6,478           889        316      (14,107)      1,769
   Capital gain distribution from mutual funds                       46,587        52,749     11,529       34,102      29,087
   Change in unrealized appreciation (depreciation) of
     investments                                                    101,060        92,463       (409)      57,363      95,231
                                                                 ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets from operations                   160,513       145,275     11,708       80,114     126,749
                                                                 ----------    ----------   --------   ----------  ----------
From contract transactions:
   Payments received from contract owners                            25,994        24,304     41,668       55,318     703,946
   Payments for contract benefits or terminations                   (34,349)      (43,258)        --     (204,324)     (3,002)
   Transfers between sub-accounts (including fixed account),
     net                                                             68,844       104,325    (19,855)     626,406     170,383
   Contract maintenance charges                                      (4,359)       (5,230)       (39)        (379)     (1,257)
                                                                 ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets from contract transactions         56,130        80,141     21,774      477,021     870,070
                                                                 ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets                                   216,643       225,416     33,482      557,135     996,819
Net assets at beginning of period                                   931,540     1,088,719     91,268      491,121     506,053
                                                                 ----------    ----------   --------   ----------  ----------
Net assets at end of period                                      $1,148,183    $1,314,135   $124,750   $1,048,256  $1,502,872
                                                                 ==========    ==========   ========   ==========  ==========
Beginning units                                                      56,339        62,992      6,154       34,416      33,942
Units issued                                                          7,920         8,339      2,086       85,392      54,076
Units redeemed                                                       (4,356)       (3,710)       (85)     (52,842)     (1,630)
                                                                 ----------    ----------   --------   ----------  ----------
Ending units                                                         59,903        67,621      8,155       66,966      86,388
                                                                 ==========    ==========   ========   ==========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                     $    8,790    $    6,837   $  1,355   $    4,773  $    8,089
   Mortality and expense risk and administrative charges             (7,651)       (8,704)      (884)      (1,977)     (5,210)
                                                                 ----------    ----------   --------   ----------  ----------
   Net investment income (loss)                                       1,139        (1,867)       471        2,796       2,879
   Net realized gain (loss)                                          (3,165)      (14,889)       771         (237)       (230)
   Capital gain distribution from mutual funds                       52,842        72,350      1,163       23,700      11,088
   Change in unrealized appreciation (depreciation) of
     investments                                                     62,386        87,633     12,443      (23,853)     12,013
                                                                 ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets from operations                   113,202       143,227     14,848        2,406      25,750
                                                                 ----------    ----------   --------   ----------  ----------
From contract transactions:
   Payments received from contract owners                           444,295       539,787     60,911      322,901     246,714
   Payments for contract benefits or terminations                    (9,944)      (12,650)        --          (53)         --
   Transfers between sub-accounts (including fixed account),
     net                                                            119,225       124,637      5,397      107,620      39,724
   Contract maintenance charges                                        (541)         (650)       (35)         (50)        (49)
                                                                 ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets from contract transactions        553,035       651,124     66,273      430,418     286,389
                                                                 ----------    ----------   --------   ----------  ----------
Increase (decrease) in net assets                                   666,237       794,351     81,121      432,824     312,139
Net assets at beginning of period                                   265,303       294,368     10,147       58,297     193,914
                                                                 ----------    ----------   --------   ----------  ----------
Net assets at end of period                                      $  931,540    $1,088,719   $ 91,268   $  491,121  $  506,053
                                                                 ==========    ==========   ========   ==========  ==========
Beginning units                                                      18,575        20,145        799        4,272      13,530
Units issued                                                         41,541        47,130      5,737       30,162      20,417
Units redeemed                                                       (3,777)       (4,283)      (382)         (18)         (5)
                                                                 ----------    ----------   --------   ----------  ----------
Ending units                                                         56,339        62,992      6,154       34,416      33,942
                                                                 ==========    ==========   ========   ==========  ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                          SST SA
                                                                 SST SA                Putnam Asset
                                                               Allocation    SST SA     Allocation    SST SA
                                                                Moderate   Allocation  Diversified  Wellington   SunAmerica
                                                                 Growth     Moderate      Growth    Real Return  2020 High
                                                               Portfolio   Portfolio    Portfolio    Portfolio   Watermark
                                                                Class 3     Class 3      Class 3      Class 3   Fund Class I
                                                               ----------  ----------  ------------ ----------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                   $   18,044  $   30,096    $  7,396   $   23,810  $        --
   Mortality and expense risk and administrative charges          (16,548)    (20,756)     (1,671)     (10,395)     (71,804)
                                                               ----------  ----------    --------   ----------  -----------
   Net investment income (loss)                                     1,496       9,340       5,725       13,415      (71,804)
   Net realized gain (loss)                                        (5,656)     (1,025)      2,100         (124)    (473,245)
   Capital gain distribution from mutual funds                     41,386      44,819      38,899           --           --
   Change in unrealized appreciation (depreciation) of
     investments                                                   98,025     101,694     (20,003)      (8,425)     652,345
                                                               ----------  ----------    --------   ----------  -----------
Increase (decrease) in net assets from operations                 135,251     154,828      26,721        4,866      107,296
                                                               ----------  ----------    --------   ----------  -----------
From contract transactions:
   Payments received from contract owners                         692,171   1,182,202     346,112      480,827          475
   Payments for contract benefits or terminations                (205,142)    (19,512)    (26,585)     (28,128)    (346,128)
   Transfers between sub-accounts (including fixed account),
     net                                                           80,304      91,540     155,496      211,909   (7,091,815)
   Contract maintenance charges                                    (2,587)     (1,262)     (1,408)      (4,798)      (2,606)
                                                               ----------  ----------    --------   ----------  -----------
Increase (decrease) in net assets from contract transactions      564,746   1,252,968     473,615      659,810   (7,440,074)
                                                               ----------  ----------    --------   ----------  -----------
Increase (decrease) in net assets                                 699,997   1,407,796     500,336      664,676   (7,332,778)
Net assets at beginning of period                                 739,763     803,369          --      515,635    7,332,778
                                                               ----------  ----------    --------   ----------  -----------
Net assets at end of period                                    $1,439,760  $2,211,165    $500,336   $1,180,311  $        --
                                                               ==========  ==========    ========   ==========  ===========
Beginning units                                                    52,648      56,236          --       45,485    6,492,610
Units issued                                                       53,758      81,927      49,137       59,893          272
Units redeemed                                                    (17,486)     (1,359)     (8,047)      (2,946)  (6,492,882)
                                                               ----------  ----------    --------   ----------  -----------
Ending units                                                       88,920     136,804      41,090      102,432           --
                                                               ==========  ==========    ========   ==========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                   $   10,799  $    7,847    $     --   $       --  $   217,155
   Mortality and expense risk and administrative charges           (9,190)     (5,161)         --       (4,726)     (94,401)
                                                               ----------  ----------    --------   ----------  -----------
   Net investment income (loss)                                     1,609       2,686          --       (4,726)     122,754
   Net realized gain (loss)                                        (1,761)       (583)         --         (166)      10,496
   Capital gain distribution from mutual funds                     82,475      46,048          --           --           --
   Change in unrealized appreciation (depreciation) of
     investments                                                  (58,715)    (27,114)         --        7,391     (100,075)
                                                               ----------  ----------    --------   ----------  -----------
Increase (decrease) in net assets from operations                  23,608      21,037          --        2,499       33,175
                                                               ----------  ----------    --------   ----------  -----------
From contract transactions:
   Payments received from contract owners                         137,777     655,597          --      248,538       37,308
   Payments for contract benefits or terminations                      --          --          --       (4,253)    (506,221)
   Transfers between sub-accounts (including fixed account),
     net                                                           93,877      92,312          --      138,180     (238,674)
   Contract maintenance charges                                       (75)        (25)         --       (1,012)      (3,685)
                                                               ----------  ----------    --------   ----------  -----------
Increase (decrease) in net assets from contract transactions      231,579     747,884          --      381,453     (711,272)
                                                               ----------  ----------    --------   ----------  -----------
Increase (decrease) in net assets                                 255,187     768,921          --      383,952     (678,097)
Net assets at beginning of period                                 484,576      34,448          --      131,683    8,010,875
                                                               ----------  ----------    --------   ----------  -----------
Net assets at end of period                                    $  739,763  $  803,369    $     --   $  515,635  $ 7,332,778
                                                               ==========  ==========    ========   ==========  ===========
Beginning units                                                    36,024       2,515          --       11,926    7,110,998
Units issued                                                       16,630      53,725          --       34,153        1,172
Units redeemed                                                         (6)         (4)         --         (594)    (619,560)
                                                               ----------  ----------    --------   ----------  -----------
Ending units                                                       52,648      56,236          --       45,485    6,492,610
                                                               ==========  ==========    ========   ==========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                                     SAST SA      SAST SA
                                                                                       SAST SA AB   American      American
                                                               SAST Invesco SAST SA AB Small & Mid Funds Asset  Funds Global
                                                                VCP Value     Growth    Cap Value  Allocation      Growth
                                                                Portfolio   Portfolio   Portfolio   Portfolio    Portfolio
                                                                 Class 3     Class 3     Class 3     Class 3      Class 3
                                                               ------------ ---------- ----------- -----------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                   $   133,133   $     --   $    576   $    66,695    $  7,640
   Mortality and expense risk and administrative charges          (176,903)    (3,709)    (5,588)      (82,769)    (10,849)
                                                               -----------   --------   --------   -----------    --------
   Net investment income (loss)                                    (43,770)    (3,709)    (5,012)      (16,074)     (3,209)
   Net realized gain (loss)                                         32,762        326      1,055        17,651      (2,095)
   Capital gain distribution from mutual funds                          --     20,634     38,797       148,773      81,302
   Change in unrealized appreciation (depreciation) of
     investments                                                 1,183,046     54,238     12,596       632,590     118,876
                                                               -----------   --------   --------   -----------    --------
Increase (decrease) in net assets from operations                1,172,038     71,489     47,436       782,940     194,874
                                                               -----------   --------   --------   -----------    --------
From contract transactions:
   Payments received from contract owners                        4,629,708      5,590     64,410     7,408,355      45,723
   Payments for contract benefits or terminations                 (312,488)    (9,763)    (9,427)     (183,815)    (20,448)
   Transfers between sub-accounts (including fixed account),
     net                                                         2,030,602     65,983    169,185     1,114,066      98,216
   Contract maintenance charges                                   (126,665)      (967)      (965)      (51,007)     (3,004)
                                                               -----------   --------   --------   -----------    --------
Increase (decrease) in net assets from contract transactions     6,221,157     60,843    223,203     8,287,599     120,487
                                                               -----------   --------   --------   -----------    --------
Increase (decrease) in net assets                                7,393,195    132,332    270,639     9,070,539     315,361
Net assets at beginning of period                                9,879,362    222,745    342,554     2,808,498     617,828
                                                               -----------   --------   --------   -----------    --------
Net assets at end of period                                    $17,272,557   $355,077   $613,193   $11,879,037    $933,189
                                                               ===========   ========   ========   ===========    ========
Beginning units                                                    802,230     11,303     16,090       180,815      37,883
Units issued                                                       540,099      4,032     10,589       490,926      10,463
Units redeemed                                                     (51,140)    (1,467)      (910)      (18,328)     (4,092)
                                                               -----------   --------   --------   -----------    --------
Ending units                                                     1,291,189     13,868     25,769       653,413      44,254
                                                               ===========   ========   ========   ===========    ========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                   $    47,389   $     --   $    353   $    31,003    $  7,881
   Mortality and expense risk and administrative charges           (91,375)    (1,712)    (3,055)      (15,163)     (4,954)
                                                               -----------   --------   --------   -----------    --------
   Net investment income (loss)                                    (43,986)    (1,712)    (2,702)       15,840       2,927
   Net realized gain (loss)                                            750     (1,248)    (2,416)          (32)    (10,671)
   Capital gain distribution from mutual funds                         831     23,173     13,477       113,333      69,469
   Change in unrealized appreciation (depreciation) of
     investments                                                   827,923    (17,698)    47,347       (62,006)    (58,149)
                                                               -----------   --------   --------   -----------    --------
Increase (decrease) in net assets from operations                  785,518      2,515     55,706        67,135       3,576
                                                               -----------   --------   --------   -----------    --------
From contract transactions:
   Payments received from contract owners                        3,467,804    138,048    180,861     2,540,529     358,626
   Payments for contract benefits or terminations                 (191,510)    (7,802)    (4,973)      (11,240)     (6,648)
   Transfers between sub-accounts (including fixed account),
     net                                                         1,484,899     19,156     34,332       125,727      96,668
   Contract maintenance charges                                    (80,526)      (104)      (126)       (3,404)       (326)
                                                               -----------   --------   --------   -----------    --------
Increase (decrease) in net assets from contract transactions     4,680,667    149,298    210,094     2,651,612     448,320
                                                               -----------   --------   --------   -----------    --------
Increase (decrease) in net assets                                5,466,185    151,813    265,800     2,718,747     451,896
Net assets at beginning of period                                4,413,177     70,932     76,754        89,751     165,932
                                                               -----------   --------   --------   -----------    --------
Net assets at end of period                                    $ 9,879,362   $222,745   $342,554   $ 2,808,498    $617,828
                                                               ===========   ========   ========   ===========    ========
Beginning units                                                    388,539      3,638      4,448         6,262      10,098
Units issued                                                       485,164      8,441     12,823       175,930      29,454
Units redeemed                                                     (71,473)      (776)    (1,181)       (1,377)     (1,669)
                                                               -----------   --------   --------   -----------    --------
Ending units                                                       802,230     11,303     16,090       180,815      37,883
                                                               ===========   ========   ========   ===========    ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                          SAST SA
                                                                              SAST SA     American                 SAST SA
                                                                             American    Funds VCP     SAST SA     Boston
                                                                 SAST SA       Funds      Managed     BlackRock    Company
                                                                 American     Growth-      Asset     VCP Global    Capital
                                                               Funds Growth   Income     Allocation  Multi Asset   Growth
                                                                Portfolio    Portfolio   Portfolio    Portfolio   Portfolio
                                                                 Class 3      Class 3     Class 3      Class 3     Class 3
                                                               ------------ ----------  -----------  -----------  ---------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                     $  3,217   $   22,962  $   230,008  $     2,077  $    450
   Mortality and expense risk and administrative charges           (9,347)     (18,354)    (371,576)    (218,922)   (7,023)
                                                                 --------   ----------  -----------  -----------  --------
   Net investment income (loss)                                    (6,130)       4,608     (141,568)    (216,845)   (6,573)
   Net realized gain (loss)                                       (13,427)      (1,095)      83,555       25,632     4,729
   Capital gain distribution from mutual funds                     79,109      177,286      624,976       66,411     5,181
   Change in unrealized appreciation (depreciation) of
     investments                                                   87,223       68,074    2,761,450    1,752,526    93,307
                                                                 --------   ----------  -----------  -----------  --------
Increase (decrease) in net assets from operations                 146,775      248,873    3,328,413    1,627,724    96,644
                                                                 --------   ----------  -----------  -----------  --------
From contract transactions:
   Payments received from contract owners                         237,221      113,633   10,685,745    6,073,247    15,446
   Payments for contract benefits or terminations                 (41,056)     (24,533)    (434,630)    (283,744)  (16,124)
   Transfers between sub-accounts (including fixed account),
     net                                                           64,734      434,843    2,693,131    2,388,219    24,919
   Contract maintenance charges                                       (33)      (1,220)    (266,188)    (175,550)   (2,340)
                                                                 --------   ----------  -----------  -----------  --------
Increase (decrease) in net assets from contract transactions      260,866      522,723   12,678,058    8,002,172    21,901
                                                                 --------   ----------  -----------  -----------  --------
Increase (decrease) in net assets                                 407,641      771,596   16,006,471    9,629,896   118,545
Net assets at beginning of period                                 520,813      967,240   20,214,005   11,580,535   420,253
                                                                 --------   ----------  -----------  -----------  --------
Net assets at end of period                                      $928,454   $1,738,836  $36,220,476  $21,210,431  $538,798
                                                                 ========   ==========  ===========  ===========  ========
Beginning units                                                    30,147       58,048    1,625,830    1,113,436    27,812
Units issued                                                       15,003       30,760    1,043,580      791,125     3,786
Units redeemed                                                     (2,695)      (2,080)     (93,125)     (60,832)   (2,310)
                                                                 --------   ----------  -----------  -----------  --------
Ending units                                                       42,455       86,728    2,576,285    1,843,729    29,288
                                                                 ========   ==========  ===========  ===========  ========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                     $  1,248   $    7,608  $    97,612  $     6,583  $     --
   Mortality and expense risk and administrative charges           (4,856)      (5,273)    (151,432)     (55,447)   (3,448)
                                                                 --------   ----------  -----------  -----------  --------
   Net investment income (loss)                                    (3,608)       2,335      (53,820)     (48,864)   (3,448)
   Net realized gain (loss)                                        (2,213)      (3,825)       6,727          476      (696)
   Capital gain distribution from mutual funds                    102,032       95,076      137,530       89,353     1,281
   Change in unrealized appreciation (depreciation) of
     investments                                                  (57,212)     (46,703)     633,700     (104,690)    6,709
                                                                 --------   ----------  -----------  -----------  --------
Increase (decrease) in net assets from operations                  38,999       46,883      724,137      (63,725)    3,846
                                                                 --------   ----------  -----------  -----------  --------
From contract transactions:
   Payments received from contract owners                         180,040      163,861   11,775,833   10,141,644   227,308
   Payments for contract benefits or terminations                  (1,302)      (3,215)    (269,920)     (37,115)   (4,624)
   Transfers between sub-accounts (including fixed account),
     net                                                          111,253      665,196    2,991,166    1,577,148    67,591
   Contract maintenance charges                                       (11)        (205)    (113,024)     (37,417)     (270)
                                                                 --------   ----------  -----------  -----------  --------
Increase (decrease) in net assets from contract transactions      289,980      825,637   14,384,055   11,644,260   290,005
                                                                 --------   ----------  -----------  -----------  --------
Increase (decrease) in net assets                                 328,979      872,520   15,108,192   11,580,535   293,851
Net assets at beginning of period                                 191,834       94,720    5,105,813           --   126,402
                                                                 --------   ----------  -----------  -----------  --------
Net assets at end of period                                      $520,813   $  967,240  $20,214,005  $11,580,535  $420,253
                                                                 ========   ==========  ===========  ===========  ========
Beginning units                                                    11,930        6,245      434,059           --     8,464
Units issued                                                       18,524       52,821    1,258,684    1,121,525    20,379
Units redeemed                                                       (307)      (1,018)     (66,913)      (8,089)   (1,031)
                                                                 --------   ----------  -----------  -----------  --------
Ending units                                                       30,147       58,048    1,625,830    1,113,436    27,812
                                                                 ========   ==========  ===========  ===========  ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                    SAST SA     SAST SA      SAST SA       SAST SA
                                                    Columbia   DFA Ultra   Dogs of Wall   Federated        SAST SA
                                                   Technology  Short Bond     Street      Corporate     Fixed Income
                                                   Portfolio   Portfolio    Portfolio   Bond Portfolio Index Portfolio
                                                    Class 3     Class 3      Class 3       Class 3         Class 3
                                                   ---------- -----------  ------------ -------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                        $     --  $       117   $   36,619    $  117,887       $    --
   Mortality and expense risk and administrative
     charges                                          (1,467)      (4,318)     (21,942)      (35,259)          (47)
                                                    --------  -----------   ----------    ----------       -------
   Net investment income (loss)                       (1,467)      (4,201)      14,677        82,628           (47)
   Net realized gain (loss)                            4,334           14       16,246         1,464            --
   Capital gain distribution from mutual funds        17,366           --      139,912        12,653            --
   Change in unrealized appreciation
     (depreciation) of investments                     5,883        1,164       89,653        19,531            92
                                                    --------  -----------   ----------    ----------       -------
Increase (decrease) in net assets from operations     26,116       (3,023)     260,488       116,276            45
                                                    --------  -----------   ----------    ----------       -------
From contract transactions:
   Payments received from contract owners             42,385      182,369      296,315       434,697        42,176
   Payments for contract benefits or terminations    (11,785)      (9,449)    (141,448)      (98,260)           --
   Transfers between sub-accounts (including
     fixed account), net                              66,970      130,104      205,044       564,661           409
   Contract maintenance charges                          (51)      (3,227)      (2,703)      (15,389)           --
                                                    --------  -----------   ----------    ----------       -------
Increase (decrease) in net assets from contract
  transactions                                        97,519      299,797      357,208       885,709        42,585
                                                    --------  -----------   ----------    ----------       -------
Increase (decrease) in net assets                    123,635      296,774      617,696     1,001,985        42,630
Net assets at beginning of period                     66,469      209,131    1,320,918     2,115,527            --
                                                    --------  -----------   ----------    ----------       -------
Net assets at end of period                         $190,104  $   505,905   $1,938,614    $3,117,512       $42,630
                                                    ========  ===========   ==========    ==========       =======
Beginning units                                        3,283       22,197       59,711       126,890            --
Units issued                                           4,664       36,136       22,961        56,745         4,255
Units redeemed                                          (916)      (1,410)      (7,786)       (6,686)           --
                                                    --------  -----------   ----------    ----------       -------
Ending units                                           7,031       56,923       74,886       176,949         4,255
                                                    ========  ===========   ==========    ==========       =======
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                        $     --  $        --   $   14,788    $   47,983       $    --
   Mortality and expense risk and administrative
     charges                                            (713)      (4,195)      (7,402)      (13,274)           --
                                                    --------  -----------   ----------    ----------       -------
   Net investment income (loss)                         (713)      (4,195)       7,386        34,709            --
   Net realized gain (loss)                              977         (525)        (389)         (359)           --
   Capital gain distribution from mutual funds            --           --       37,900            --            --
   Change in unrealized appreciation
     (depreciation) of investments                    10,829         (457)      21,212       (14,023)           --
                                                    --------  -----------   ----------    ----------       -------
Increase (decrease) in net assets from operations     11,093       (5,177)      66,109        20,327            --
                                                    --------  -----------   ----------    ----------       -------
From contract transactions:
   Payments received from contract owners              1,487    1,918,128    1,000,839     1,200,814            --
   Payments for contract benefits or terminations       (181)      (1,171)      (5,269)      (28,139)           --
   Transfers between sub-accounts (including
     fixed account), net                              26,441   (1,752,732)      86,312       585,691            --
   Contract maintenance charges                          (16)      (1,139)        (319)       (2,182)           --
                                                    --------  -----------   ----------    ----------       -------
Increase (decrease) in net assets from contract
  transactions                                        27,731      163,086    1,081,563     1,756,184            --
                                                    --------  -----------   ----------    ----------       -------
Increase (decrease) in net assets                     38,824      157,909    1,147,672     1,776,511            --
Net assets at beginning of period                     27,645       51,222      173,246       339,016            --
                                                    --------  -----------   ----------    ----------       -------
Net assets at end of period                         $ 66,469  $   209,131   $1,320,918    $2,115,527       $    --
                                                    ========  ===========   ==========    ==========       =======
Beginning units                                        1,568        5,360        9,124        21,890            --
Units issued                                           2,155      229,122       51,946       107,812            --
Units redeemed                                          (440)    (212,285)      (1,359)       (2,812)           --
                                                    --------  -----------   ----------    ----------       -------
Ending units                                           3,283       22,197       59,711       126,890            --
                                                    ========  ===========   ==========    ==========       =======

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                    SAST SA                       SAST SA
                                                      SAST SA    Franklin Small    SAST SA        Goldman        SAST SA
                                                     Franklin       Company        Goldman      Sachs Multi-      Index
                                                   Foreign Value     Value       Sachs Global  Asset Insights Allocation 60-
                                                     Portfolio     Portfolio    Bond Portfolio   Portfolio     40 Portfolio
                                                      Class 3       Class 3        Class 3        Class 3        Class 3
                                                   ------------- -------------- -------------- -------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                         $ 12,719       $  1,145      $   37,176      $    --        $  1,959
   Mortality and expense risk and administrative
     charges                                           (6,858)        (3,887)        (15,853)          (3)         (1,093)
                                                     --------       --------      ----------      -------        --------
   Net investment income (loss)                         5,861         (2,742)         21,323           (3)            866
   Net realized gain (loss)                               583            250             730           --              50
   Capital gain distribution from mutual funds             --         35,900              --           --           1,999
   Change in unrealized appreciation
     (depreciation) of investments                     79,521        (10,192)         30,922           49           5,683
                                                     --------       --------      ----------      -------        --------
Increase (decrease) in net assets from operations      85,965         23,216          52,975           46           8,598
                                                     --------       --------      ----------      -------        --------
From contract transactions:
   Payments received from contract owners              22,192         36,194         310,519       15,031         393,279
   Payments for contract benefits or terminations     (18,142)        (9,124)        (47,391)          --          (2,684)
   Transfers between sub-accounts (including
     fixed account), net                               43,735         23,682         307,430          (29)         34,877
   Contract maintenance charges                        (2,375)        (1,095)         (9,157)          --            (136)
                                                     --------       --------      ----------      -------        --------
Increase (decrease) in net assets from contract
  transactions                                         45,410         49,657         561,401       15,002         425,336
                                                     --------       --------      ----------      -------        --------
Increase (decrease) in net assets                     131,375         72,873         614,376       15,048         433,934
Net assets at beginning of period                     408,274        257,984         938,530           --              --
                                                     --------       --------      ----------      -------        --------
Net assets at end of period                          $539,649       $330,857      $1,552,906      $15,048        $433,934
                                                     ========       ========      ==========      =======        ========
Beginning units                                        40,197         14,310          78,294           --              --
Units issued                                            7,708          3,447          49,882        1,464          39,734
Units redeemed                                         (3,570)          (801)         (4,936)          (3)           (268)
                                                     --------       --------      ----------      -------        --------
Ending units                                           44,335         16,956         123,240        1,461          39,466
                                                     ========       ========      ==========      =======        ========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                         $  4,934       $    795      $      451      $    --        $     --
   Mortality and expense risk and administrative
     charges                                           (3,160)        (2,076)         (6,214)          --              --
                                                     --------       --------      ----------      -------        --------
   Net investment income (loss)                         1,774         (1,281)         (5,763)          --              --
   Net realized gain (loss)                            (2,620)          (384)            911           --              --
   Capital gain distribution from mutual funds          5,684         19,493              --           --              --
   Change in unrealized appreciation
     (depreciation) of investments                      3,673         24,832         (47,986)          --              --
                                                     --------       --------      ----------      -------        --------
Increase (decrease) in net assets from operations       8,511         42,660         (52,838)          --              --
                                                     --------       --------      ----------      -------        --------
From contract transactions:
   Payments received from contract owners             228,937        129,597         549,755           --              --
   Payments for contract benefits or terminations      (4,521)        (4,238)         (7,213)          --              --
   Transfers between sub-accounts (including
     fixed account), net                               67,476         11,388         303,905           --              --
   Contract maintenance charges                          (277)          (134)         (1,767)          --              --
                                                     --------       --------      ----------      -------        --------
Increase (decrease) in net assets from contract
  transactions                                        291,615        136,613         844,680           --              --
                                                     --------       --------      ----------      -------        --------
Increase (decrease) in net assets                     300,126        179,273         791,842           --              --
Net assets at beginning of period                     108,148         78,711         146,688           --              --
                                                     --------       --------      ----------      -------        --------
Net assets at end of period                          $408,274       $257,984      $  938,530      $    --        $     --
                                                     ========       ========      ==========      =======        ========
Beginning units                                        10,671          5,641          12,116           --              --
Units issued                                           31,299          9,664          68,181           --              --
Units redeemed                                         (1,773)          (995)         (2,003)          --              --
                                                     --------       --------      ----------      -------        --------
Ending units                                           40,197         14,310          78,294           --              --
                                                     ========       ========      ==========      =======        ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                                    SAST SA     SAST SA
                                                      SAST SA        SAST SA                        Invesco      Janus
                                                       Index          Index          SAST SA        Growth      Focused
                                                   Allocation 80- Allocation 90-  International  Opportunities  Growth
                                                    20 Portfolio   10 Portfolio  Index Portfolio   Portfolio   Portfolio
                                                      Class 3        Class 3         Class 3        Class 3     Class 3
                                                   -------------- -------------- --------------- ------------- ---------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                         $   15,637     $   65,870       $   --         $    --    $     --
   Mortality and expense risk and administrative
     charges                                             (5,144)       (28,123)          (2)           (560)     (4,431)
                                                     ----------     ----------       ------         -------    --------
   Net investment income (loss)                          10,493         37,747           (2)           (560)     (4,431)
   Net realized gain (loss)                                 560         53,769           --             (66)       (993)
   Capital gain distribution from mutual funds            8,320         30,340           --           1,707      25,844
   Change in unrealized appreciation
     (depreciation) of investments                       38,190        238,071           49           7,532      54,065
                                                     ----------     ----------       ------         -------    --------
Increase (decrease) in net assets from operations        57,563        359,927           47           8,613      74,485
                                                     ----------     ----------       ------         -------    --------
From contract transactions:
   Payments received from contract owners             1,555,667      5,890,633        9,122          13,200      17,289
   Payments for contract benefits or terminations        (1,102)       (25,796)          --              --      (6,281)
   Transfers between sub-accounts (including
     fixed account), net                                 (2,119)       262,089          (65)         14,920       7,198
   Contract maintenance charges                          (3,672)       (20,773)          --              (5)       (927)
                                                     ----------     ----------       ------         -------    --------
Increase (decrease) in net assets from contract
  transactions                                        1,548,774      6,106,153        9,057          28,115      17,279
                                                     ----------     ----------       ------         -------    --------
Increase (decrease) in net assets                     1,606,337      6,466,080        9,104          36,728      91,764
Net assets at beginning of period                            --             --           --          28,621     256,997
                                                     ----------     ----------       ------         -------    --------
Net assets at end of period                          $1,606,337     $6,466,080       $9,104         $65,349    $348,761
                                                     ==========     ==========       ======         =======    ========
Beginning units                                              --             --           --           1,591      16,283
Units issued                                            142,829        626,072          886           1,413       2,229
Units redeemed                                             (650)       (62,179)          (6)            (64)     (1,255)
                                                     ----------     ----------       ------         -------    --------
Ending units                                            142,179        563,893          880           2,940      17,257
                                                     ==========     ==========       ======         =======    ========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Mortality and expense risk and administrative
     charges                                         $       --     $       --       $   --         $  (304)   $ (2,520)
                                                     ----------     ----------       ------         -------    --------
   Net investment income (loss)                              --             --           --            (304)     (2,520)
   Net realized gain (loss)                                  --             --           --             (69)     (1,864)
   Capital gain distribution from mutual funds               --             --           --           2,301      20,471
   Change in unrealized appreciation
     (depreciation) of investments                           --             --           --          (1,079)    (17,472)
                                                     ----------     ----------       ------         -------    --------
Increase (decrease) in net assets from operations            --             --           --             849      (1,385)
                                                     ----------     ----------       ------         -------    --------
From contract transactions:
   Payments received from contract owners                    --             --           --              --     117,673
   Payments for contract benefits or terminations            --             --           --              --      (2,489)
   Transfers between sub-accounts (including
     fixed account), net                                     --             --           --           7,049      34,943
   Contract maintenance charges                              --             --           --              --        (111)
                                                     ----------     ----------       ------         -------    --------
Increase (decrease) in net assets from contract
  transactions                                               --             --           --           7,049     150,016
                                                     ----------     ----------       ------         -------    --------
Increase (decrease) in net assets                            --             --           --           7,898     148,631
Net assets at beginning of period                            --             --           --          20,723     108,366
                                                     ----------     ----------       ------         -------    --------
Net assets at end of period                          $       --     $       --       $   --         $28,621    $256,997
                                                     ==========     ==========       ======         =======    ========
Beginning units                                              --             --           --           1,178       6,677
Units issued                                                 --             --           --             413      10,131
Units redeemed                                               --             --           --              --        (525)
                                                     ----------     ----------       ------         -------    --------
Ending units                                                 --             --           --           1,591      16,283
                                                     ==========     ==========       ======         =======    ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                                  SAST SA                 SAST SA
                                                                       SAST SA   JPMorgan     SAST SA    JPMorgan     SAST SA
                                                                      JPMorgan   Emerging    JPMorgan     Global      JPMorgan
                                                                      Balanced    Markets  Equity-Income Equities     MFS Core
                                                                      Portfolio  Portfolio   Portfolio   Portfolio Bond Portfolio
                                                                       Class 3    Class 3     Class 3     Class 3     Class 3
                                                                     ----------  --------- ------------- --------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                         $   12,653  $  4,400   $   24,506    $   74     $   65,450
   Mortality and expense risk and administrative charges                 (9,879)   (3,398)     (16,995)      (43)       (36,616)
                                                                     ----------  --------   ----------    ------     ----------
   Net investment income (loss)                                           2,774     1,002        7,511        31         28,834
   Net realized gain (loss)                                               2,356     6,526        9,594         6           (851)
   Capital gain distribution from mutual funds                           43,921        --       64,392        --             --
   Change in unrealized appreciation (depreciation) of investments       46,076    71,416      106,519       617         26,744
                                                                     ----------  --------   ----------    ------     ----------
Increase (decrease) in net assets from operations                        95,127    78,944      188,016       654         54,727
                                                                     ----------  --------   ----------    ------     ----------
From contract transactions:
   Payments received from contract owners                               232,810    22,251       51,908     1,279        849,378
   Payments for contract benefits or terminations                       (26,744)   (7,408)     (43,467)       --        (88,512)
   Transfers between sub-accounts (including fixed account), net        200,520    (5,406)      77,899     1,250        536,163
   Contract maintenance charges                                          (5,387)   (1,060)      (5,263)       (5)       (15,070)
                                                                     ----------  --------   ----------    ------     ----------
Increase (decrease) in net assets from contract transactions            401,199     8,377       81,077     2,524      1,281,959
                                                                     ----------  --------   ----------    ------     ----------
Increase (decrease) in net assets                                       496,326    87,321      269,093     3,178      1,336,686
Net assets at beginning of period                                       595,830   189,777    1,066,113     1,800      2,067,602
                                                                     ----------  --------   ----------    ------     ----------
Net assets at end of period                                          $1,092,156  $277,098   $1,335,206    $4,978     $3,404,288
                                                                     ==========  ========   ==========    ======     ==========
Beginning units                                                          36,719    19,458       62,380       141        150,574
Units issued                                                             25,141     3,751        9,081       178         97,383
Units redeemed                                                           (2,373)   (2,912)      (4,350)       --         (7,841)
                                                                     ----------  --------   ----------    ------     ----------
Ending units                                                             59,487    20,297       67,111       319        240,116
                                                                     ==========  ========   ==========    ======     ==========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                         $    6,665  $  2,312   $   13,129    $   11     $   26,400
   Mortality and expense risk and administrative charges                 (4,025)   (1,545)      (8,360)       (7)       (17,068)
                                                                     ----------  --------   ----------    ------     ----------
   Net investment income (loss)                                           2,640       767        4,769         4          9,332
   Net realized gain (loss)                                                 (49)       35       (1,490)       --            (14)
   Capital gain distribution from mutual funds                           20,472        --       25,986        --             --
   Change in unrealized appreciation (depreciation) of investments       (3,881)    7,197       62,008        56        (40,912)
                                                                     ----------  --------   ----------    ------     ----------
Increase (decrease) in net assets from operations                        19,182     7,999       91,273        60        (31,594)
                                                                     ----------  --------   ----------    ------     ----------
From contract transactions:
   Payments received from contract owners                               441,570   107,265      580,443        --      1,114,386
   Payments for contract benefits or terminations                       (10,627)   (2,549)     (11,932)       --        (25,740)
   Transfers between sub-accounts (including fixed account), net         34,669    21,977      129,330     1,740        429,243
   Contract maintenance charges                                            (859)     (111)        (642)       --         (2,835)
                                                                     ----------  --------   ----------    ------     ----------
Increase (decrease) in net assets from contract transactions            464,753   126,582      697,199     1,740      1,515,054
                                                                     ----------  --------   ----------    ------     ----------
Increase (decrease) in net assets                                       483,935   134,581      788,472     1,800      1,483,460
Net assets at beginning of period                                       111,895    55,196      277,641        --        584,142
                                                                     ----------  --------   ----------    ------     ----------
Net assets at end of period                                          $  595,830  $189,777   $1,066,113    $1,800     $2,067,602
                                                                     ==========  ========   ==========    ======     ==========
Beginning units                                                           7,276     6,195       18,540        --         43,211
Units issued                                                             30,334    14,315       47,204       141        110,992
Units redeemed                                                             (891)   (1,052)      (3,364)       --         (3,629)
                                                                     ----------  --------   ----------    ------     ----------
Ending units                                                             36,719    19,458       62,380       141        150,574
                                                                     ==========  ========   ==========    ======     ==========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                    SAST SA                   SAST SA      SAST SA
                                                   JPMorgan                  Legg Mason  Legg Mason     SAST SA
                                                    Mid-Cap      SAST SA      BW Large    Tactical     MFS Blue
                                                    Growth      Large Cap    Cap Value  Opportunities Chip Growth
                                                   Portfolio Index Portfolio Portfolio    Portfolio    Portfolio
                                                    Class 3      Class 3      Class 3      Class 3      Class 3
                                                   --------- --------------- ---------- ------------- -----------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $     --      $   --       $ 11,807     $    41     $  2,950
   Mortality and expense risk and administrative
     charges                                         (1,454)         (1)       (10,382)        (19)      (8,362)
                                                   --------      ------       --------     -------     --------
   Net investment income (loss)                      (1,454)         (1)         1,425          22       (5,412)
   Net realized gain (loss)                            (599)         --         (9,961)         --       10,107
   Capital gain distribution from mutual funds        5,804          --         26,645          --       13,298
   Change in unrealized appreciation
     (depreciation) of investments                   19,083         (12)       110,084         300      116,581
                                                   --------      ------       --------     -------     --------
Increase (decrease) in net assets from operations    22,834         (13)       128,193         322      134,574
                                                   --------      ------       --------     -------     --------
From contract transactions:
   Payments received from contract owners            72,022       3,649         79,986      27,981       62,792
   Payments for contract benefits or terminations    (1,194)         --        (24,337)         --      (36,057)
   Transfers between sub-accounts (including
     fixed account), net                               (931)          6         37,665          28       16,139
   Contract maintenance charges                         (21)         --         (3,086)         --       (2,491)
                                                   --------      ------       --------     -------     --------
Increase (decrease) in net assets from contract
  transactions                                       69,876       3,655         90,228      28,009       40,383
                                                   --------      ------       --------     -------     --------
Increase (decrease) in net assets                    92,710       3,642        218,421      28,331      174,957
Net assets at beginning of period                    67,576          --        636,897          --      518,139
                                                   --------      ------       --------     -------     --------
Net assets at end of period                        $160,286      $3,642       $855,318     $28,331     $693,096
                                                   ========      ======       ========     =======     ========
Beginning units                                       3,481          --         39,617          --       30,624
Units issued                                          3,281         347          8,255       2,755        5,984
Units redeemed                                         (284)         --         (2,961)         --       (3,871)
                                                   --------      ------       --------     -------     --------
Ending units                                          6,478         347         44,911       2,755       32,737
                                                   ========      ======       ========     =======     ========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $     --      $   --       $  2,871     $    --     $  1,395
   Mortality and expense risk and administrative
     charges                                           (915)         --         (5,184)         --       (3,947)
                                                   --------      ------       --------     -------     --------
   Net investment income (loss)                        (915)         --         (2,313)         --       (2,552)
   Net realized gain (loss)                            (677)         --        (13,116)         --         (790)
   Capital gain distribution from mutual funds        8,353          --        117,156          --       11,804
   Change in unrealized appreciation
     (depreciation) of investments                   (7,005)         --        (39,993)         --       10,837
                                                   --------      ------       --------     -------     --------
Increase (decrease) in net assets from operations      (244)         --         61,734          --       19,299
                                                   --------      ------       --------     -------     --------
From contract transactions:
   Payments received from contract owners             3,210          --        327,194          --      321,763
   Payments for contract benefits or terminations      (739)         --         (6,417)         --       (4,976)
   Transfers between sub-accounts (including
     fixed account), net                             11,343          --         84,999          --       73,657
   Contract maintenance charges                          (9)         --           (389)         --         (282)
                                                   --------      ------       --------     -------     --------
Increase (decrease) in net assets from contract
  transactions                                       13,805          --        405,387          --      390,162
                                                   --------      ------       --------     -------     --------
Increase (decrease) in net assets                    13,561          --        467,121          --      409,461
Net assets at beginning of period                    54,015          --        169,776          --      108,678
                                                   --------      ------       --------     -------     --------
Net assets at end of period                        $ 67,576      $   --       $636,897     $    --     $518,139
                                                   ========      ======       ========     =======     ========
Beginning units                                       2,747          --         11,953          --        6,778
Units issued                                            839          --         29,876          --       24,915
Units redeemed                                         (105)         --         (2,212)         --       (1,069)
                                                   --------      ------       --------     -------     --------
Ending units                                          3,481          --         39,617          --       30,624
                                                   ========      ======       ========     =======     ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                                              SAST SA
                                                       SAST SA                                                Morgan
                                                         MFS                           SAST SA    SAST SA     Stanley
                                                    Massachusetts       SAST SA       MFS Total   Mid Cap  International
                                                      Investors       MFS Telecom    Return Bond   Index     Equities
                                                   Trust Portfolio Utility Portfolio  Portfolio  Portfolio   Portfolio
                                                       Class 3          Class 3        Class 3    Class 3     Class 3
                                                   --------------- ----------------- ----------- --------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                         $    9,538         $   927       $ 15,710    $    --    $  6,101
   Mortality and expense risk and administrative
     charges                                            (16,277)           (526)        (7,399)        (6)     (8,494)
                                                     ----------         -------       --------    -------    --------
   Net investment income (loss)                          (6,739)            401          8,311         (6)     (2,393)
   Net realized gain (loss)                               3,043           1,016            (59)        --       4,180
   Capital gain distribution from mutual funds           30,593             376         37,640         --          --
   Change in unrealized appreciation
     (depreciation) of investments                      193,531           3,154         11,495        (39)    120,926
                                                     ----------         -------       --------    -------    --------
Increase (decrease) in net assets from operations       220,428           4,947         57,387        (45)    122,713
                                                     ----------         -------       --------    -------    --------
From contract transactions:
   Payments received from contract owners                24,243           2,765        126,863     22,805      88,529
   Payments for contract benefits or terminations       (40,089)         (9,827)       (83,594)        --     (28,995)
   Transfers between sub-accounts (including
     fixed account), net                                100,506            (908)       128,221         --      26,055
   Contract maintenance charges                          (4,895)            (20)        (5,055)        --      (2,757)
                                                     ----------         -------       --------    -------    --------
Increase (decrease) in net assets from contract
  transactions                                           79,765          (7,990)       166,435     22,805      82,832
                                                     ----------         -------       --------    -------    --------
Increase (decrease) in net assets                       300,193          (3,043)       223,822     22,760     205,545
Net assets at beginning of period                       981,427          39,868        480,060         --     508,712
                                                     ----------         -------       --------    -------    --------
Net assets at end of period                          $1,281,620         $36,825       $703,882    $22,760    $714,257
                                                     ==========         =======       ========    =======    ========
Beginning units                                          54,991           2,333         29,294         --      51,515
Units issued                                              8,578             158         17,851      2,178      13,173
Units redeemed                                           (4,425)           (598)        (5,676)        --      (5,839)
                                                     ----------         -------       --------    -------    --------
Ending units                                             59,144           1,893         41,469      2,178      58,849
                                                     ==========         =======       ========    =======    ========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                         $    4,615         $   905       $  7,286    $    --    $  3,302
   Mortality and expense risk and administrative
     charges                                             (8,274)           (327)        (3,005)        --      (3,343)
                                                     ----------         -------       --------    -------    --------
   Net investment income (loss)                          (3,659)            578          4,281         --         (41)
   Net realized gain (loss)                              (4,816)             31            994         --      (2,163)
   Capital gain distribution from mutual funds           63,540             700         20,788         --          --
   Change in unrealized appreciation
     (depreciation) of investments                       (3,919)         (1,047)       (16,512)        --      (2,948)
                                                     ----------         -------       --------    -------    --------
Increase (decrease) in net assets from operations        51,146             262          9,551         --      (5,152)
                                                     ----------         -------       --------    -------    --------
From contract transactions:
   Payments received from contract owners               490,978           4,888        426,260         --     336,993
   Payments for contract benefits or terminations       (10,806)           (151)       (36,618)        --      (5,127)
   Transfers between sub-accounts (including
     fixed account), net                                162,805          33,289         25,494         --      81,586
   Contract maintenance charges                            (576)             --           (807)        --        (299)
                                                     ----------         -------       --------    -------    --------
Increase (decrease) in net assets from contract
  transactions                                          642,401          38,026        414,329         --     413,153
                                                     ----------         -------       --------    -------    --------
Increase (decrease) in net assets                       693,547          38,288        423,880         --     408,001
Net assets at beginning of period                       287,880           1,580         56,180         --     100,711
                                                     ----------         -------       --------    -------    --------
Net assets at end of period                          $  981,427         $39,868       $480,060    $    --    $508,712
                                                     ==========         =======       ========    =======    ========
Beginning units                                          17,316             103          3,990         --       9,898
Units issued                                             39,824           2,320         29,968         --      43,621
Units redeemed                                           (2,149)            (90)        (4,664)        --      (2,004)
                                                     ----------         -------       --------    -------    --------
Ending units                                             54,991           2,333         29,294         --      51,515
                                                     ==========         =======       ========    =======    ========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                          SAST SA
                                                     SAST SA     SAST SA     SAST SA      Putnam
                                                   Oppenheimer  PIMCO VCP   PineBridge International   SAST SA
                                                   Main Street  Tactical    High-Yield  Growth and   Pyramis Real
                                                    Large Cap   Balanced       Bond       Income        Estate
                                                    Portfolio   Portfolio   Portfolio    Portfolio    Portfolio
                                                     Class 3     Class 3     Class 3      Class 3      Class 3
                                                   ----------- -----------  ---------- ------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $    8,344  $    34,410   $ 35,379    $  1,486      $ 1,991
   Mortality and expense risk and administrative
     charges                                          (13,618)    (235,925)    (5,821)     (1,397)        (946)
                                                   ----------  -----------   --------    --------      -------
   Net investment income (loss)                        (5,274)    (201,515)    29,558          89        1,045
   Net realized gain (loss)                             9,058       33,790        504       1,019          (14)
   Capital gain distribution from mutual funds         24,523      959,995         --          --       10,243
   Change in unrealized appreciation
     (depreciation) of investments                    109,316    1,670,613      2,438      18,497       (8,940)
                                                   ----------  -----------   --------    --------      -------
Increase (decrease) in net assets from operations     137,623    2,462,883     32,500      19,605        2,334
                                                   ----------  -----------   --------    --------      -------
From contract transactions:
   Payments received from contract owners              18,894    3,320,890    105,063      27,011       24,113
   Payments for contract benefits or terminations     (39,922)    (351,931)   (16,364)     (9,082)        (356)
   Transfers between sub-accounts (including
     fixed account), net                               64,304    1,594,933    179,368        (626)      14,604
   Contract maintenance charges                        (3,248)    (175,255)    (1,359)        (20)        (259)
                                                   ----------  -----------   --------    --------      -------
Increase (decrease) in net assets from contract
  transactions                                         40,028    4,388,637    266,708      17,283       38,102
                                                   ----------  -----------   --------    --------      -------
Increase (decrease) in net assets                     177,651    6,851,520    299,208      36,888       40,436
Net assets at beginning of period                     889,133   14,441,076    330,929      91,918       53,937
                                                   ----------  -----------   --------    --------      -------
Net assets at end of period                        $1,066,784  $21,292,596   $630,137    $128,806      $94,373
                                                   ==========  ===========   ========    ========      =======
Beginning units                                        51,588    1,270,952     22,591      10,671        4,272
Units issued                                            5,398      433,357     17,748       2,793        3,138
Units redeemed                                         (3,154)     (70,591)    (1,116)     (1,279)        (174)
                                                   ----------  -----------   --------    --------      -------
Ending units                                           53,832    1,633,718     39,223      12,185        7,236
                                                   ==========  ===========   ========    ========      =======
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $    3,830  $        --   $ 16,916    $    651      $   680
   Mortality and expense risk and administrative
     charges                                           (8,402)    (109,576)    (2,896)       (270)        (348)
                                                   ----------  -----------   --------    --------      -------
   Net investment income (loss)                        (4,572)    (109,576)    14,020         381          332
   Net realized gain (loss)                                24          899       (688)         (5)        (445)
   Capital gain distribution from mutual funds         22,580           --         --          --        1,652
   Change in unrealized appreciation
     (depreciation) of investments                     48,094      582,989     11,829         789         (173)
                                                   ----------  -----------   --------    --------      -------
Increase (decrease) in net assets from operations      66,126      474,312     25,161       1,165        1,366
                                                   ----------  -----------   --------    --------      -------
From contract transactions:
   Payments received from contract owners             306,511    8,462,738    164,706      90,450       32,882
   Payments for contract benefits or terminations     (22,490)    (171,867)   (13,075)       (272)        (336)
   Transfers between sub-accounts (including
     fixed account), net                               75,915    2,045,913     70,004         575        7,763
   Contract maintenance charges                          (386)     (88,569)      (179)         --          (32)
                                                   ----------  -----------   --------    --------      -------
Increase (decrease) in net assets from contract
  transactions                                        359,550   10,248,215    221,456      90,753       40,277
                                                   ----------  -----------   --------    --------      -------
Increase (decrease) in net assets                     425,676   10,722,527    246,617      91,918       41,643
Net assets at beginning of period                     463,457    3,718,549     84,312          --       12,294
                                                   ----------  -----------   --------    --------      -------
Net assets at end of period                        $  889,133  $14,441,076   $330,929    $ 91,918      $53,937
                                                   ==========  ===========   ========    ========      =======
Beginning units                                        29,518      344,855      6,644          --        1,039
Units issued                                           24,708      964,984     17,089      10,710        3,685
Units redeemed                                         (2,638)     (38,887)    (1,142)        (39)        (452)
                                                   ----------  -----------   --------    --------      -------
Ending units                                           51,588    1,270,952     22,591      10,671        4,272
                                                   ==========  ===========   ========    ========      =======

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                SAST SA T.
                                                     SAST SA                    Rowe Price  SAST SA T.
                                                    Schroder's                    Asset     Rowe Price    SAST SA
                                                    VCP Global      SAST SA     Allocation     VCP      VCP Dynamic
                                                    Allocation     Small Cap      Growth     Balanced   Allocation
                                                    Portfolio   Index Portfolio Portfolio   Portfolio    Portfolio
                                                     Class 3        Class 3      Class 3     Class 3      Class 3
                                                   -----------  --------------- ---------- -----------  -----------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $        --      $   --       $    67   $     5,258  $   606,936
   Mortality and expense risk and administrative
     charges                                          (127,783)         (2)           (8)     (198,091)    (671,434)
                                                   -----------      ------       -------   -----------  -----------
   Net investment income (loss)                       (127,783)         (2)           59      (192,833)     (64,498)
   Net realized gain (loss)                             35,210          --            --        59,932      150,556
   Capital gain distribution from mutual funds         127,555          --             6        59,082    1,152,328
   Change in unrealized appreciation
     (depreciation) of investments                   1,058,138         (31)          (16)    2,411,228    7,440,468
                                                   -----------      ------       -------   -----------  -----------
Increase (decrease) in net assets from operations    1,093,120         (33)           49     2,337,409    8,678,854
                                                   -----------      ------       -------   -----------  -----------
From contract transactions:
   Payments received from contract owners            4,945,612       7,297        25,488     6,753,393   10,266,168
   Payments for contract benefits or terminations     (170,410)         --            --      (268,512)  (1,332,890)
   Transfers between sub-accounts (including
     fixed account), net                             1,536,326          19            31     2,198,136      487,727
   Contract maintenance charges                       (100,536)         --            --      (157,277)    (465,812)
                                                   -----------      ------       -------   -----------  -----------
Increase (decrease) in net assets from contract
  transactions                                       6,210,992       7,316        25,519     8,525,740    8,955,193
                                                   -----------      ------       -------   -----------  -----------
Increase (decrease) in net assets                    7,304,112       7,283        25,568    10,863,149   17,634,047
Net assets at beginning of period                    6,003,699          --            --     9,423,063   43,002,007
                                                   -----------      ------       -------   -----------  -----------
Net assets at end of period                        $13,307,811      $7,283       $25,568   $20,286,212  $60,636,054
                                                   ===========      ======       =======   ===========  ===========
Beginning units                                        553,684          --            --       890,030    3,549,403
Units issued                                           590,256         717         2,485       827,620      988,178
Units redeemed                                         (44,797)         --            --       (85,446)    (312,733)
                                                   -----------      ------       -------   -----------  -----------
Ending units                                         1,099,143         717         2,485     1,632,204    4,224,848
                                                   ===========      ======       =======   ===========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $        --      $   --       $    --   $    31,618  $   562,869
   Mortality and expense risk and administrative
     charges                                           (24,986)         --            --       (44,251)    (433,399)
                                                   -----------      ------       -------   -----------  -----------
   Net investment income (loss)                        (24,986)         --            --       (12,633)     129,470
   Net realized gain (loss)                                739          --            --           396      (63,337)
   Capital gain distribution from mutual funds          77,170          --            --            --           --
   Change in unrealized appreciation
     (depreciation) of investments                      32,590          --            --        89,882    1,237,347
                                                   -----------      ------       -------   -----------  -----------
Increase (decrease) in net assets from operations       85,513          --            --        77,645    1,303,480
                                                   -----------      ------       -------   -----------  -----------
From contract transactions:
   Payments received from contract owners            4,729,157          --            --     8,080,205   18,076,997
   Payments for contract benefits or terminations      (17,087)         --            --       (27,360)    (442,850)
   Transfers between sub-accounts (including
     fixed account), net                             1,222,742          --            --     1,321,767    3,205,706
   Contract maintenance charges                        (16,626)         --            --       (29,194)    (369,169)
                                                   -----------      ------       -------   -----------  -----------
Increase (decrease) in net assets from contract
  transactions                                       5,918,186          --            --     9,345,418   20,470,684
                                                   -----------      ------       -------   -----------  -----------
Increase (decrease) in net assets                    6,003,699          --            --     9,423,063   21,774,164
Net assets at beginning of period                           --          --            --            --   21,227,843
                                                   -----------      ------       -------   -----------  -----------
Net assets at end of period                        $ 6,003,699      $   --       $    --   $ 9,423,063  $43,002,007
                                                   ===========      ======       =======   ===========  ===========
Beginning units                                             --          --            --            --    1,807,599
Units issued                                           561,661          --            --       897,617    1,933,551
Units redeemed                                          (7,977)         --            --        (7,587)    (191,747)
                                                   -----------      ------       -------   -----------  -----------
Ending units                                           553,684          --            --       890,030    3,549,403
                                                   ===========      ======       =======   ===========  ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                            SAST SA
                                                     SAST SA     SAST SA    WellsCap
                                                   VCP Dynamic  VCP Index  Aggressive T. Rowe Price T. Rowe Price
                                                    Strategy    Allocation   Growth    Retirement    Retirement
                                                    Portfolio   Portfolio  Portfolio  2015 Advisor  2020 Advisor
                                                     Class 3     Class 3    Class 3       Class         Class
                                                   -----------  ---------- ---------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $   495,092   $  1,062   $     --   $   126,005   $   329,101
   Mortality and expense risk and administrative
     charges                                          (564,751)      (436)    (1,241)      (68,481)     (177,845)
                                                   -----------   --------   --------   -----------   -----------
   Net investment income (loss)                        (69,659)       626     (1,241)       57,524       151,256
   Net realized gain (loss)                            112,581         34      2,668       321,590       189,810
   Capital gain distribution from mutual funds         942,358        449         --       398,177       612,493
   Change in unrealized appreciation
     (depreciation) of investments                   5,795,173      6,548     18,255         4,459     1,380,057
                                                   -----------   --------   --------   -----------   -----------
Increase (decrease) in net assets from operations    6,780,453      7,657     19,682       781,750     2,333,616
                                                   -----------   --------   --------   -----------   -----------
From contract transactions:
   Payments received from contract owners            9,065,796    236,216      7,000     5,409,440     6,094,823
   Payments for contract benefits or terminations     (889,142)      (449)   (12,821)   (1,489,138)   (1,801,326)
   Transfers between sub-accounts (including
     fixed account), net                               239,996     85,591      7,794    (2,554,847)    1,624,259
   Contract maintenance charges                       (388,305)      (140)        (5)         (771)       (4,460)
                                                   -----------   --------   --------   -----------   -----------
Increase (decrease) in net assets from contract
  transactions                                       8,028,345    321,218      1,968     1,364,684     5,913,296
                                                   -----------   --------   --------   -----------   -----------
Increase (decrease) in net assets                   14,808,798    328,875     21,650     2,146,434     8,246,912
Net assets at beginning of period                   35,910,454         --     74,893     5,915,079    13,544,551
                                                   -----------   --------   --------   -----------   -----------
Net assets at end of period                        $50,719,252   $328,875   $ 96,543   $ 8,061,513   $21,791,463
                                                   ===========   ========   ========   ===========   ===========
Beginning units                                      2,976,061         --      5,710     5,704,323    13,032,049
Units issued                                           791,941     31,795        995     5,763,659     8,682,791
Units redeemed                                        (171,684)      (146)      (951)   (4,526,053)   (3,385,269)
                                                   -----------   --------   --------   -----------   -----------
Ending units                                         3,596,318     31,649      5,754     6,941,929    18,329,571
                                                   ===========   ========   ========   ===========   ===========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $   456,307   $     --   $     --   $    91,061   $   202,064
   Mortality and expense risk and administrative
     charges                                          (367,142)        --       (917)      (34,286)      (92,931)
                                                   -----------   --------   --------   -----------   -----------
   Net investment income (loss)                         89,165         --       (917)       56,775       109,133
   Net realized gain (loss)                            (51,531)        --      1,224       (14,242)     (113,836)
   Capital gain distribution from mutual funds              --         --         --        87,267       227,322
   Change in unrealized appreciation
     (depreciation) of investments                   1,261,097         --     10,264        79,976       326,666
                                                   -----------   --------   --------   -----------   -----------
Increase (decrease) in net assets from operations    1,298,731         --     10,571       209,776       549,285
                                                   -----------   --------   --------   -----------   -----------
From contract transactions:
   Payments received from contract owners           13,826,593         --     70,123     4,878,433     4,449,020
   Payments for contract benefits or terminations     (377,305)        --     (5,973)     (768,534)     (780,408)
   Transfers between sub-accounts (including
     fixed account), net                             2,682,405         --        172      (389,842)    2,644,487
   Contract maintenance charges                       (319,993)        --         --          (747)       (4,357)
                                                   -----------   --------   --------   -----------   -----------
Increase (decrease) in net assets from contract
  transactions                                      15,811,700         --     64,322     3,719,310     6,308,742
                                                   -----------   --------   --------   -----------   -----------
Increase (decrease) in net assets                   17,110,431         --     74,893     3,929,086     6,858,027
Net assets at beginning of period                   18,800,023         --         --     1,985,993     6,686,524
                                                   -----------   --------   --------   -----------   -----------
Net assets at end of period                        $35,910,454   $     --   $ 74,893   $ 5,915,079   $13,544,551
                                                   ===========   ========   ========   ===========   ===========
Beginning units                                      1,617,157         --         --     2,030,235     6,826,146
Units issued                                         1,525,955         --      6,160     5,627,580     7,694,727
Units redeemed                                        (167,051)        --       (450)   (1,953,492)   (1,488,824)
                                                   -----------   --------   --------   -----------   -----------
Ending units                                         2,976,061         --      5,710     5,704,323    13,032,049
                                                   ===========   ========   ========   ===========   ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                         T. Rowe Price T. Rowe Price T. Rowe Price T. Rowe Price T. Rowe Price
                                          Retirement    Retirement    Retirement    Retirement    Retirement
                                         2025 Advisor  2030 Advisor  2035 Advisor  2040 Advisor  2045 Advisor
                                             Class         Class         Class         Class         Class
                                         ------------- ------------- ------------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                              $   260,988   $   270,715   $   204,708   $   175,868   $   109,995
   Mortality and expense risk and
     administrative charges                  (146,092)     (148,681)     (126,366)     (119,815)      (73,621)
                                          -----------   -----------   -----------   -----------   -----------
   Net investment income (loss)               114,896       122,034        78,342        56,053        36,374
   Net realized gain (loss)                   159,328        63,588        69,777        85,358        93,739
   Capital gain distribution from
     mutual funds                             375,822       484,005       391,615       436,637       243,146
   Change in unrealized appreciation
     (depreciation) of investments          1,503,347     1,767,118     1,639,923     1,595,939       982,291
                                          -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
  operations                                2,153,393     2,436,745     2,179,657     2,173,987     1,355,550
                                          -----------   -----------   -----------   -----------   -----------
From contract transactions:
   Payments received from contract
     owners                                 6,208,103     8,208,141     7,132,980     6,600,818     4,884,479
   Payments for contract benefits or
     terminations                          (1,760,609)     (959,197)     (745,958)     (837,626)     (435,016)
   Transfers between sub-accounts
     (including fixed account), net         2,782,906     2,154,921       961,401     1,674,495       767,540
   Contract maintenance charges                (2,832)       (4,191)       (2,742)       (2,798)       (2,856)
                                          -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
  contract transactions                     7,227,568     9,399,674     7,345,681     7,434,889     5,214,147
                                          -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets           9,380,961    11,836,419     9,525,338     9,608,876     6,569,697
Net assets at beginning of period          10,232,738    10,376,356     8,104,234     7,646,811     4,519,088
                                          -----------   -----------   -----------   -----------   -----------
Net assets at end of period               $19,613,699   $22,212,775   $17,629,572   $17,255,687   $11,088,785
                                          ===========   ===========   ===========   ===========   ===========
Beginning units                             9,816,678     9,928,524     7,748,441     7,310,704     4,316,183
Units issued                                8,173,891     9,564,449     7,572,065     7,373,821     5,291,242
Units redeemed                             (1,808,110)   (1,483,900)   (1,208,657)     (996,040)     (852,393)
                                          -----------   -----------   -----------   -----------   -----------
Ending units                               16,182,459    18,009,073    14,111,849    13,688,485     8,755,032
                                          ===========   ===========   ===========   ===========   ===========
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                              $   139,028   $   136,487   $    94,776   $    81,519   $    46,894
   Mortality and expense risk and
     administrative charges                   (73,703)      (68,818)      (53,392)      (56,429)      (30,284)
                                          -----------   -----------   -----------   -----------   -----------
   Net investment income (loss)                65,325        67,669        41,384        25,090        16,610
   Net realized gain (loss)                   (65,732)      (94,147)      (19,322)     (106,632)      (62,289)
   Capital gain distribution from
     mutual funds                             195,903       264,169       222,724       244,557       137,924
   Change in unrealized appreciation
     (depreciation) of investments            297,025       227,443       160,219       291,816       144,256
                                          -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
  operations                                  492,521       465,134       405,005       454,831       236,501
                                          -----------   -----------   -----------   -----------   -----------
From contract transactions:
   Payments received from contract
     owners                                 4,041,947     3,848,058     3,400,508     4,027,781     2,414,513
   Payments for contract benefits or
     terminations                            (149,980)     (814,910)     (343,225)     (196,016)     (116,256)
   Transfers between sub-accounts
     (including fixed account), net           938,942     1,946,656     1,434,748      (171,716)       56,770
   Contract maintenance charges                (1,400)       (1,691)       (1,520)       (1,235)       (1,521)
                                          -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from
  contract transactions                     4,829,509     4,978,113     4,490,511     3,658,814     2,353,506
                                          -----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets           5,322,030     5,443,247     4,895,516     4,113,645     2,590,007
Net assets at beginning of period           4,910,708     4,933,109     3,208,718     3,533,166     1,929,081
                                          -----------   -----------   -----------   -----------   -----------
Net assets at end of period               $10,232,738   $10,376,356   $ 8,104,234   $ 7,646,811   $ 4,519,088
                                          ===========   ===========   ===========   ===========   ===========
Beginning units                             5,003,166     5,022,682     3,261,843     3,590,937     1,960,919
Units issued                                6,076,538     6,081,592     4,790,564     5,189,027     3,211,409
Units redeemed                             (1,263,026)   (1,175,750)     (303,966)   (1,469,260)     (856,145)
                                          -----------   -----------   -----------   -----------   -----------
Ending units                                9,816,678     9,928,524     7,748,441     7,310,704     4,316,183
                                          ===========   ===========   ===========   ===========   ===========

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                   T. Rowe Price T. Rowe Price T. Rowe Price      VALIC           VALIC
                                                    Retirement    Retirement    Retirement      Company I     Company I Blue
                                                   2050 Advisor  2055 Advisor  2060 Advisor  Asset Allocation  Chip Growth
                                                       Class         Class         Class           Fund            Fund
                                                   ------------- ------------- ------------- ---------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                        $   89,939    $   41,486    $   21,403     $  3,738,323    $         --
   Mortality and expense risk and administrative
     charges                                           (55,741)      (24,935)      (12,829)      (1,591,630)     (6,099,530)
                                                    ----------    ----------    ----------     ------------    ------------
   Net investment income (loss)                         34,198        16,551         8,574        2,146,693      (6,099,530)
   Net realized gain (loss)                              6,466         2,764        33,152        1,132,705      50,430,956
   Capital gain distribution from mutual funds         190,459        80,532        31,281               --      57,185,902
   Change in unrealized appreciation
     (depreciation) of investments                     795,004       347,133       163,722       15,620,810      85,037,378
                                                    ----------    ----------    ----------     ------------    ------------
Increase (decrease) in net assets from operations    1,026,127       446,980       236,729       18,900,208     186,554,706
                                                    ----------    ----------    ----------     ------------    ------------
From contract transactions:
   Payments received from contract owners            4,409,467     2,001,679       723,058       10,395,413      41,800,229
   Payments for contract benefits or terminations     (296,421)      (76,742)     (198,428)     (13,786,646)    (61,717,698)
   Transfers between sub-accounts (including
     fixed account), net                               385,912       405,052       562,758       (5,836,230)    (45,456,235)
   Contract maintenance charges                         (2,278)       (1,760)       (1,568)        (113,701)       (599,487)
   Adjustments to net assets allocated to
     contracts in payout period                             --            --            --            6,825          (4,117)
                                                    ----------    ----------    ----------     ------------    ------------
Increase (decrease) in net assets from contract
  transactions                                       4,496,680     2,328,229     1,085,820       (9,334,339)    (65,977,308)
                                                    ----------    ----------    ----------     ------------    ------------
Increase (decrease) in net assets                    5,522,807     2,775,209     1,322,549        9,565,869     120,577,398
Net assets at beginning of period                    3,065,383     1,194,321       742,650      160,419,945     556,809,759
                                                    ----------    ----------    ----------     ------------    ------------
Net assets at end of period                         $8,588,190    $3,969,530    $2,065,199     $169,985,814    $677,387,157
                                                    ==========    ==========    ==========     ============    ============
Beginning units                                      2,927,475     1,140,956       708,969       20,870,982     296,981,404
Units issued                                         4,041,928     2,022,233     1,109,036          964,227       7,179,162
Units redeemed                                        (188,037)      (26,884)     (187,341)      (2,147,454)    (35,783,483)
                                                    ----------    ----------    ----------     ------------    ------------
Ending units                                         6,781,366     3,136,305     1,630,664       19,687,755     268,377,083
                                                    ==========    ==========    ==========     ============    ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                        $   30,821    $   12,463    $    7,163     $  3,308,717    $         --
   Mortality and expense risk and administrative
     charges                                           (17,981)       (7,878)       (5,454)      (1,558,377)     (5,416,466)
                                                    ----------    ----------    ----------     ------------    ------------
   Net investment income (loss)                         12,840         4,585         1,709        1,750,340      (5,416,466)
   Net realized gain (loss)                            (21,263)      (16,519)        1,166        1,848,215      31,952,184
   Capital gain distribution from mutual funds          89,160        30,712        11,461       18,228,811      70,896,864
   Change in unrealized appreciation
     (depreciation) of investments                      57,708        41,082        27,281      (12,137,467)    (98,771,042)
                                                    ----------    ----------    ----------     ------------    ------------
Increase (decrease) in net assets from operations      138,445        59,860        41,617        9,689,899      (1,338,460)
                                                    ----------    ----------    ----------     ------------    ------------
From contract transactions:
   Payments received from contract owners            1,867,126       706,486       410,418        9,026,159      44,192,485
   Payments for contract benefits or terminations     (225,267)      (98,174)      (53,058)     (13,446,645)    (50,870,268)
   Transfers between sub-accounts (including
     fixed account), net                               226,067        (8,273)      (93,171)      (9,485,241)    (28,927,600)
   Contract maintenance charges                         (1,089)       (1,253)       (1,510)        (139,716)       (722,932)
   Adjustments to net assets allocated to
     contracts in payout period                             --            --            --            4,381            (944)
                                                    ----------    ----------    ----------     ------------    ------------
Increase (decrease) in net assets from contract
  transactions                                       1,866,837       598,786       262,679      (14,041,062)    (36,329,259)
                                                    ----------    ----------    ----------     ------------    ------------
Increase (decrease) in net assets                    2,005,282       658,646       304,296       (4,351,163)    (37,667,719)
Net assets at beginning of period                    1,060,101       535,675       438,354      164,771,108     594,477,478
                                                    ----------    ----------    ----------     ------------    ------------
Net assets at end of period                         $3,065,383    $1,194,321    $  742,650     $160,419,945    $556,809,759
                                                    ==========    ==========    ==========     ============    ============
Beginning units                                      1,077,585       544,450       445,270       22,848,552     315,722,066
Units issued                                         2,053,710       876,560       552,555          943,591      12,722,175
Units redeemed                                        (203,820)     (280,054)     (288,856)      (2,921,161)    (31,462,837)
                                                    ----------    ----------    ----------     ------------    ------------
Ending units                                         2,927,475     1,140,956       708,969       20,870,982     296,981,404
                                                    ==========    ==========    ==========     ============    ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                         VALIC
                                                            VALIC      Company I                       VALIC           VALIC
                                                          Company I     Capital         VALIC        Company I       Company I
                                                          Broad Cap   Conservation  Company I Core Dividend Value     Dynamic
                                                          Value Fund      Fund       Equity Fund        Fund      Allocation Fund
                                                         -----------  ------------  -------------- -------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                             $   686,168  $  3,338,294   $  2,637,667   $ 13,193,536   $  4,574,567
   Mortality and expense risk and administrative
     charges                                                (472,648)   (1,383,177)    (2,362,870)    (6,998,350)    (2,587,970)
                                                         -----------  ------------   ------------   ------------   ------------
   Net investment income (loss)                              213,520     1,955,117        274,797      6,195,186      1,986,597
   Net realized gain (loss)                                2,602,346      (121,717)    15,413,763     29,328,115      2,491,917
   Capital gain distribution from mutual funds             1,425,538       162,605      8,008,752     56,997,804      1,771,666
   Change in unrealized appreciation (depreciation)
     of investments                                        3,302,975     1,645,388     21,177,581     18,373,179     36,990,914
                                                         -----------  ------------   ------------   ------------   ------------
Increase (decrease) in net assets from operations          7,544,379     3,641,393     44,874,893    110,894,284     43,241,094
                                                         -----------  ------------   ------------   ------------   ------------
From contract transactions:
   Payments received from contract owners                  2,768,397     8,742,147      4,021,913     48,506,639      2,091,801
   Payments for contract benefits or terminations         (4,501,932)  (13,925,392)   (19,059,914)   (67,976,759)   (17,231,044)
   Transfers between sub-accounts (including fixed
     account), net                                           609,899    14,349,700     (6,350,848)   (17,193,667)   (10,645,586)
   Contract maintenance charges                              (61,470)      (98,468)       (96,510)      (712,143)    (2,028,217)
   Adjustments to net assets allocated to contracts in
     payout period                                                --        (5,436)        (8,557)      (107,112)            --
                                                         -----------  ------------   ------------   ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                            (1,185,106)    9,062,551    (21,493,916)   (37,483,042)   (27,813,046)
                                                         -----------  ------------   ------------   ------------   ------------
Increase (decrease) in net assets                          6,359,273    12,703,944     23,380,977     73,411,242     15,428,048
Net assets at beginning of period                         46,787,694   144,459,223    236,958,128    675,597,795    241,268,323
                                                         -----------  ------------   ------------   ------------   ------------
Net assets at end of period                              $53,146,967  $157,163,167   $260,339,105   $749,009,037   $256,696,371
                                                         ===========  ============   ============   ============   ============
Beginning units                                           24,571,826    38,515,466     64,571,955    223,573,305    205,756,033
Units issued                                               3,244,886     9,641,123        411,635     37,581,930      1,073,562
Units redeemed                                            (3,899,077)   (6,396,340)    (5,835,861)   (49,205,010)   (22,809,948)
                                                         -----------  ------------   ------------   ------------   ------------
Ending units                                              23,917,635    41,760,249     59,147,729    211,950,225    184,019,647
                                                         ===========  ============   ============   ============   ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                             $   643,372  $  3,157,000   $  2,547,519   $ 12,695,605   $  4,911,915
   Mortality and expense risk and administrative
     charges                                                (451,686)   (1,496,247)    (2,178,511)    (5,684,704)    (2,555,465)
                                                         -----------  ------------   ------------   ------------   ------------
   Net investment income (loss)                              191,686     1,660,753        369,008      7,010,901      2,356,450
   Net realized gain (loss)                                2,753,569     1,151,069     14,918,867     17,892,872        525,787
   Capital gain distribution from mutual funds             2,947,537       341,952             --     57,332,811      9,740,651
   Change in unrealized appreciation (depreciation)
     of investments                                         (303,940)     (388,156)     9,735,334      2,808,750     (3,526,008)
                                                         -----------  ------------   ------------   ------------   ------------
Increase (decrease) in net assets from operations          5,588,852     2,765,618     25,023,209     85,045,334      9,096,880
                                                         -----------  ------------   ------------   ------------   ------------
From contract transactions:
   Payments received from contract owners                  2,353,787     9,139,520      4,026,531     34,483,269      4,703,611
   Payments for contract benefits or terminations         (3,985,319)  (17,989,063)   (19,222,007)   (53,729,321)   (14,806,071)
   Transfers between sub-accounts (including fixed
     account), net                                        (2,962,666)  (12,667,197)    (8,881,878)    87,223,497     (5,696,110)
   Contract maintenance charges                              (90,875)     (122,664)      (112,925)      (839,938)    (2,684,022)
   Adjustments to net assets allocated to contracts in
     payout period                                                --       (38,789)       (14,448)         7,704             --
                                                         -----------  ------------   ------------   ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                            (4,685,073)  (21,678,193)   (24,204,727)    67,145,211    (18,482,592)
                                                         -----------  ------------   ------------   ------------   ------------
Increase (decrease) in net assets                            903,779   (18,912,575)       818,482    152,190,545     (9,385,712)
Net assets at beginning of period                         45,883,915   163,371,798    236,139,646    523,407,250    250,654,035
                                                         -----------  ------------   ------------   ------------   ------------
Net assets at end of period                              $46,787,694  $144,459,223   $236,958,128   $675,597,795   $241,268,323
                                                         ===========  ============   ============   ============   ============
Beginning units                                           27,164,348    43,743,787     71,810,755    199,846,204    221,754,558
Units issued                                               2,961,983     5,668,338        266,271     53,269,729      5,021,868
Units redeemed                                            (5,554,505)  (10,896,659)    (7,505,071)   (29,542,628)   (21,020,393)
                                                         -----------  ------------   ------------   ------------   ------------
Ending units                                              24,571,826    38,515,466     64,571,955    223,573,305    205,756,033
                                                         ===========  ============   ============   ============   ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                          VALIC          VALIC         VALIC         VALIC           VALIC
                                                        Company I      Company I     Company I     Company I       Company I
                                                         Emerging    Foreign Value  Global Real  Global Social  Global Strategy
                                                      Economies Fund     Fund       Estate Fund  Awareness Fund      Fund
                                                      -------------- ------------- ------------  -------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                           $  9,961,666  $ 14,892,238  $ 13,444,006   $  6,789,745   $  3,856,952
   Mortality and expense risk and administrative
     charges                                             (6,855,964)   (7,609,559)   (3,013,690)    (3,771,628)    (3,946,877)
                                                       ------------  ------------  ------------   ------------   ------------
   Net investment income (loss)                           3,105,702     7,282,679    10,430,316      3,018,117        (89,925)
   Net realized gain (loss)                               7,125,217    27,026,652     1,000,975     17,184,718     10,604,408
   Capital gain distribution from mutual funds                   --            --    16,569,879             --      7,840,619
   Change in unrealized appreciation
     (depreciation) of investments                      227,232,437    82,413,833     9,400,382     59,893,420     30,524,823
                                                       ------------  ------------  ------------   ------------   ------------
Increase (decrease) in net assets from operations       237,463,356   116,723,164    37,401,552     80,096,255     48,879,925
                                                       ------------  ------------  ------------   ------------   ------------
From contract transactions:
   Payments received from contract owners                47,888,144    38,051,280    23,156,603     16,596,234     15,022,723
   Payments for contract benefits or terminations       (62,762,322)  (73,022,256)  (29,174,020)   (34,641,291)   (38,520,624)
   Transfers between sub-accounts (including
     fixed account), net                                 (9,499,143)    1,925,860   (53,579,395)    (5,811,114)   (28,589,002)
   Contract maintenance charges                            (309,945)     (499,197)     (166,792)      (142,429)      (314,708)
   Adjustments to net assets allocated to contracts
     in payout period                                        (5,381)       (7,369)        2,040         (7,220)        (7,730)
                                                       ------------  ------------  ------------   ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                          (24,688,647)  (33,551,682)  (59,761,564)   (24,005,820)   (52,409,341)
                                                       ------------  ------------  ------------   ------------   ------------
Increase (decrease) in net assets                       212,774,709    83,171,482   (22,360,012)    56,090,435     (3,529,416)
Net assets at beginning of period                       614,843,884   752,759,884   327,651,930    382,685,355    406,455,323
                                                       ------------  ------------  ------------   ------------   ------------
Net assets at end of period                            $827,618,593  $835,931,366  $305,291,918   $438,775,790   $402,925,907
                                                       ============  ============  ============   ============   ============
Beginning units                                         733,157,892   581,021,306   244,712,308     64,573,236    214,909,453
Units issued                                             57,012,025    25,848,090    10,498,497      3,084,370      2,404,423
Units redeemed                                          (84,320,214)  (48,969,912)  (53,039,812)    (5,655,876)   (27,909,115)
                                                       ------------  ------------  ------------   ------------   ------------
Ending units                                            705,849,703   557,899,484   202,170,993     62,001,730    189,404,761
                                                       ============  ============  ============   ============   ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                           $ 14,494,385  $ 16,425,097  $ 10,847,353   $  6,947,853   $ 25,857,183
   Mortality and expense risk and administrative
     charges                                             (5,186,374)   (7,023,857)   (3,444,614)    (3,321,856)    (3,938,365)
                                                       ------------  ------------  ------------   ------------   ------------
   Net investment income (loss)                           9,308,011     9,401,240     7,402,739      3,625,997     21,918,818
   Net realized gain (loss)                                 168,328    27,705,531       681,920     10,438,511      5,703,134
   Capital gain distribution from mutual funds                   --            --    15,479,413             --     30,472,900
   Change in unrealized appreciation
     (depreciation) of investments                       45,019,663    42,551,854   (18,571,038)     6,844,961    (41,888,658)
                                                       ------------  ------------  ------------   ------------   ------------
Increase (decrease) in net assets from operations        54,496,002    79,658,625     4,993,034     20,909,469     16,206,194
                                                       ------------  ------------  ------------   ------------   ------------
From contract transactions:
   Payments received from contract owners                37,250,874    38,186,760    24,196,597     16,055,687     18,474,712
   Payments for contract benefits or terminations       (47,838,510)  (68,150,640)  (33,122,496)   (30,246,945)   (35,161,851)
   Transfers between sub-accounts (including
     fixed account), net                                 69,446,740   (30,999,514)  (31,859,321)    24,242,319    (39,842,307)
   Contract maintenance charges                            (278,849)     (617,031)     (257,436)      (166,184)      (392,201)
   Adjustments to net assets allocated to contracts
     in payout period                                       (12,693)       (1,858)       (1,570)        (8,856)        (3,456)
                                                       ------------  ------------  ------------   ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                           58,567,562   (61,582,283)  (41,044,226)     9,876,021    (56,925,103)
                                                       ------------  ------------  ------------   ------------   ------------
Increase (decrease) in net assets                       113,063,564    18,076,342   (36,051,192)    30,785,490    (40,718,909)
Net assets at beginning of period                       501,780,320   734,683,542   363,703,122    351,899,865    447,174,232
                                                       ------------  ------------  ------------   ------------   ------------
Net assets at end of period                            $614,843,884  $752,759,884  $327,651,930   $382,685,355   $406,455,323
                                                       ============  ============  ============   ============   ============
Beginning units                                         660,910,371   629,024,693   275,159,684     63,101,430    246,487,329
Units issued                                            132,952,450    18,877,175    12,977,092      5,971,109      4,136,513
Units redeemed                                          (60,704,929)  (66,880,562)  (43,424,468)    (4,499,303)   (35,714,389)
                                                       ------------  ------------  ------------   ------------   ------------
Ending units                                            733,157,892   581,021,306   244,712,308     64,573,236    214,909,453
                                                       ============  ============  ============   ============   ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                       VALIC
                                                     Company I         VALIC          VALIC                           VALIC
                                                     Government      Company I      Company I        VALIC          Company I
                                                   Money Market I   Government      Growth &    Company I Growth Health Sciences
                                                        Fund      Securities Fund  Income Fund        Fund            Fund
                                                   -------------- --------------- ------------  ---------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $   1,151,959   $  2,563,845   $  1,286,862   $    7,421,887   $          --
   Mortality and expense risk and
     administrative charges                           (2,919,190)    (1,002,860)    (1,098,266)      (9,635,956)     (6,944,908)
                                                   -------------   ------------   ------------   --------------   -------------
   Net investment income (loss)                       (1,767,231)     1,560,985        188,596       (2,214,069)     (6,944,908)
   Net realized gain (loss)                                   --       (372,705)     6,125,044       38,296,412      53,354,127
   Capital gain distribution from mutual funds                --             --      3,355,703       63,135,646      79,759,661
   Change in unrealized appreciation
     (depreciation) of investments                            (1)       (35,071)    10,921,104      155,270,274      40,368,572
                                                   -------------   ------------   ------------   --------------   -------------
Increase (decrease) in net assets from operations     (1,767,232)     1,153,209     20,590,447      254,488,263     166,537,452
                                                   -------------   ------------   ------------   --------------   -------------
From contract transactions:
   Payments received from contract owners            110,974,514      3,845,197      5,507,763       36,530,279      36,648,982
   Payments for contract benefits or
     terminations                                    (27,098,420)   (12,050,714)    (9,379,478)     (81,940,773)    (66,972,198)
   Transfers between sub-accounts (including
     fixed account), net                            (107,512,549)     1,169,279        823,247       81,429,895     (53,972,664)
   Contract maintenance charges                         (146,741)       (76,285)      (129,242)        (462,175)       (312,893)
   Adjustments to net assets allocated to
     contracts in payout period                           (5,495)          (721)        (1,143)         (78,774)          9,625
                                                   -------------   ------------   ------------   --------------   -------------
Increase (decrease) in net assets from contract
  transactions                                       (23,788,691)    (7,113,244)    (3,178,853)      35,478,452     (84,599,148)
                                                   -------------   ------------   ------------   --------------   -------------
Increase (decrease) in net assets                    (25,555,923)    (5,960,035)    17,411,594      289,966,715      81,938,304
Net assets at beginning of period                    324,004,925    109,583,866    105,060,295      866,903,856     671,812,946
                                                   -------------   ------------   ------------   --------------   -------------
Net assets at end of period                        $ 298,449,002   $103,623,831   $122,471,889   $1,156,870,571   $ 753,751,250
                                                   =============   ============   ============   ==============   =============
Beginning units                                      163,996,811     31,411,762     27,491,527      483,872,585     165,775,531
Units issued                                          41,724,685      4,177,149      4,757,773       49,281,175       3,548,121
Units redeemed                                       (53,762,904)    (5,816,387)    (5,094,015)     (32,536,423)    (22,164,133)
                                                   -------------   ------------   ------------   --------------   -------------
Ending units                                         151,958,592     29,772,524     27,155,285      500,617,337     147,159,519
                                                   =============   ============   ============   ==============   =============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $      32,447   $  2,578,090   $  1,313,843   $    5,868,376   $          --
   Mortality and expense risk and
     administrative charges                           (3,038,051)    (1,046,282)      (995,924)      (8,454,678)     (7,386,083)
                                                   -------------   ------------   ------------   --------------   -------------
   Net investment income (loss)                       (3,005,604)     1,531,808        317,919       (2,586,302)     (7,386,083)
   Net realized gain (loss)                                   --        369,128      7,854,623       98,388,109     100,386,666
   Capital gain distribution from mutual funds                --             --      4,859,974      145,286,067     113,022,837
   Change in unrealized appreciation
     (depreciation) of investments                            --     (1,918,748)    (3,057,284)    (209,033,566)   (306,007,197)
                                                   -------------   ------------   ------------   --------------   -------------
Increase (decrease) in net assets from operations     (3,005,604)       (17,812)     9,975,232       32,054,308     (99,983,777)
                                                   -------------   ------------   ------------   --------------   -------------
From contract transactions:
   Payments received from contract owners            119,109,479      5,180,346      4,721,985       26,302,972      49,118,248
   Payments for contract benefits or
     terminations                                    (39,805,279)   (11,315,945)    (9,922,396)     (72,956,921)    (60,307,292)
   Transfers between sub-accounts (including
     fixed account), net                             (73,460,322)    13,386,839     (6,474,668)     (90,347,788)   (124,867,884)
   Contract maintenance charges                         (165,226)       (88,384)      (139,059)        (513,061)       (367,428)
   Adjustments to net assets allocated to
     contracts in payout period                             (549)        (1,990)        (1,647)          (3,286)          7,411
                                                   -------------   ------------   ------------   --------------   -------------
Increase (decrease) in net assets from contract
  transactions                                         5,678,103      7,160,866    (11,815,785)    (137,518,084)   (136,416,945)
                                                   -------------   ------------   ------------   --------------   -------------
Increase (decrease) in net assets                      2,672,499      7,143,054     (1,840,553)    (105,463,776)   (236,400,722)
Net assets at beginning of period                    321,332,426    102,440,812    106,900,848      972,367,632     908,213,668
                                                   -------------   ------------   ------------   --------------   -------------
Net assets at end of period                        $ 324,004,925   $109,583,866   $105,060,295   $  866,903,856   $ 671,812,946
                                                   =============   ============   ============   ==============   =============
Beginning units                                      161,057,840     28,530,544     30,787,070      563,317,952     198,619,038
Units issued                                          37,812,727      7,810,264      3,453,424       31,508,431       5,911,683
Units redeemed                                       (34,873,756)    (4,929,046)    (6,748,967)    (110,953,798)    (38,755,190)
                                                   -------------   ------------   ------------   --------------   -------------
Ending units                                         163,996,811     31,411,762     27,491,527      483,872,585     165,775,531
                                                   =============   ============   ============   ==============   =============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                                       VALIC
                                                        VALIC      VALIC Company I   Company I       VALIC         VALIC
                                                      Company I     International  International   Company I     Company I
                                                      Inflation    Equities Index   Government   International Large Cap Core
                                                    Protected Fund      Fund         Bond Fund    Growth Fund       Fund
                                                    -------------- --------------- ------------- ------------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                         $  1,061,620  $   25,452,028  $         --  $  5,625,002   $  1,438,760
   Mortality and expense risk and administrative
     charges                                           (4,444,881)    (10,511,736)   (1,677,561)   (3,756,115)    (1,494,275)
                                                     ------------  --------------  ------------  ------------   ------------
   Net investment income (loss)                        (3,383,261)     14,940,292    (1,677,561)    1,868,887        (55,515)
   Net realized gain (loss)                             2,338,018       8,940,190    (4,545,396)   14,445,204        518,668
   Capital gain distribution from mutual funds            618,211              --            --            --     11,212,284
   Change in unrealized appreciation
     (depreciation) of investments                     17,370,361     194,289,588    17,573,160    77,010,157     16,871,234
                                                     ------------  --------------  ------------  ------------   ------------
Increase (decrease) in net assets from operations      16,943,329     218,170,070    11,350,203    93,324,248     28,546,671
                                                     ------------  --------------  ------------  ------------   ------------
From contract transactions:
   Payments received from contract owners              26,958,066      78,909,534    10,266,843    14,070,763      9,061,267
   Payments for contract benefits or terminations     (48,332,906)    (99,965,000)  (16,412,018)  (33,892,453)   (14,934,913)
   Transfers between sub-accounts (including
     fixed account), net                               68,231,519     247,531,261   (11,630,612)  (12,202,060)    (2,991,764)
   Contract maintenance charges                          (569,356)       (868,077)     (200,996)     (302,847)      (174,574)
   Adjustments to net assets allocated to
     contracts in payout period                            (7,013)        (25,219)          256        (1,999)        10,441
                                                     ------------  --------------  ------------  ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                         46,280,310     225,582,499   (17,976,527)  (32,328,596)    (9,029,543)
                                                     ------------  --------------  ------------  ------------   ------------
Increase (decrease) in net assets                      63,223,639     443,752,569    (6,626,324)   60,995,652     19,517,128
Net assets at beginning of period                     412,297,625     871,140,427   181,845,967   368,095,001    142,972,826
                                                     ------------  --------------  ------------  ------------   ------------
Net assets at end of period                          $475,521,264  $1,314,892,996  $175,219,643  $429,090,653   $162,489,954
                                                     ============  ==============  ============  ============   ============
Beginning units                                       321,032,128     481,966,613    62,101,781   138,846,105     60,196,973
Units issued                                           63,033,592     150,806,503    11,376,379     5,720,441      3,361,148
Units redeemed                                        (27,467,273)    (40,626,903)  (17,448,022)  (15,977,512)    (6,625,251)
                                                     ------------  --------------  ------------  ------------   ------------
Ending units                                          356,598,447     592,146,213    56,030,138   128,589,034     56,932,870
                                                     ============  ==============  ============  ============   ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                         $  5,166,945  $   23,205,767  $  4,201,528  $  5,858,409   $  5,121,591
   Mortality and expense risk and administrative
     charges                                           (4,214,692)     (7,957,766)   (1,887,416)   (3,745,945)    (1,413,058)
                                                     ------------  --------------  ------------  ------------   ------------
   Net investment income (loss)                           952,253      15,248,001     2,314,112     2,112,464      3,708,533
   Net realized gain (loss)                             7,348,001       7,918,777    (3,792,949)   13,717,388      6,599,346
   Capital gain distribution from mutual funds            785,489              --       599,012    32,277,845     26,931,165
   Change in unrealized appreciation
     (depreciation) of investments                      3,147,472     (20,992,338)    4,217,334   (63,495,526)   (26,447,900)
                                                     ------------  --------------  ------------  ------------   ------------
Increase (decrease) in net assets from operations      12,233,215       2,174,440     3,337,509   (15,387,829)    10,791,144
                                                     ------------  --------------  ------------  ------------   ------------
From contract transactions:
   Payments received from contract owners              22,295,366      53,755,141     8,711,638    16,255,580     10,264,713
   Payments for contract benefits or terminations     (46,601,780)    (75,446,634)  (18,908,567)  (32,817,762)   (14,155,161)
   Transfers between sub-accounts (including
     fixed account), net                              (11,386,667)     25,817,425    41,552,201   (45,066,954)   (18,368,788)
   Contract maintenance charges                          (732,255)       (840,839)     (301,791)     (361,258)      (179,602)
   Adjustments to net assets allocated to
     contracts in payout period                            (7,358)          1,518          (430)       (6,277)       (30,317)
                                                     ------------  --------------  ------------  ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                        (36,432,694)      3,286,611    31,053,051   (61,996,671)   (22,469,155)
                                                     ------------  --------------  ------------  ------------   ------------
Increase (decrease) in net assets                     (24,199,479)      5,461,051    34,390,560   (77,384,500)   (11,678,011)
Net assets at beginning of period                     436,497,104     865,679,376   147,455,407   445,479,501    154,650,837
                                                     ------------  --------------  ------------  ------------   ------------
Net assets at end of period                          $412,297,625  $  871,140,427  $181,845,967  $368,095,001   $142,972,826
                                                     ============  ==============  ============  ============   ============
Beginning units                                       349,403,515     479,975,167    51,940,666   161,609,345     70,024,026
Units issued                                           28,834,100      49,742,783    20,393,252     5,196,228      3,251,583
Units redeemed                                        (57,205,487)    (47,751,337)  (10,232,137)  (27,959,468)   (13,078,636)
                                                     ------------  --------------  ------------  ------------   ------------
Ending units                                          321,032,128     481,966,613    62,101,781   138,846,105     60,196,973
                                                     ============  ==============  ============  ============   ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                       VALIC                         VALIC        VALIC
                                                     Company I   VALIC Company I Company I Mid  Company I    VALIC Company I
                                                   Large Capital  Mid Cap Index  Cap Strategic  Nasdaq-100      Science &
                                                    Growth Fund       Fund        Growth Fund   Index Fund   Technology Fund
                                                   ------------- --------------- ------------- ------------  ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                       $  2,757,704  $   38,641,647  $         --  $  2,357,179  $           --
   Mortality and expense risk and
     administrative charges                          (3,827,466)    (31,273,690)   (2,362,645)   (3,463,894)    (10,395,980)
                                                   ------------  --------------  ------------  ------------  --------------
   Net investment income (loss)                      (1,069,762)      7,367,957    (2,362,645)   (1,106,715)    (10,395,980)
   Net realized gain (loss)                          16,206,582     190,744,664    10,441,828    15,685,203      53,248,312
   Capital gain distribution from mutual funds       12,627,185     264,609,325    15,835,848    14,708,913      74,072,170
   Change in unrealized appreciation
     (depreciation) of investments                   69,060,225      (7,286,768)   31,477,079    64,847,191     243,435,156
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations    96,824,230     455,435,178    55,392,110    94,134,592     360,359,658
                                                   ------------  --------------  ------------  ------------  --------------
From contract transactions:
   Payments received from contract owners             9,184,185     143,206,015     6,223,523    27,582,164      26,235,077
   Payments for contract benefits or
     terminations                                   (30,137,356)   (282,836,966)  (18,343,213)  (29,721,338)    (78,493,669)
   Transfers between sub-accounts (including
     fixed account), net                             (9,893,756)   (143,943,683)   (5,900,623)   14,305,907       7,648,471
   Contract maintenance charges                        (159,186)     (1,944,290)      (85,851)     (135,411)       (312,650)
   Adjustments to net assets allocated to
     contracts in payout period                           4,455         (58,782)       (3,570)       (3,932)        (41,623)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from contract
  transactions                                      (31,001,658)   (285,577,706)  (18,109,734)   12,027,390     (44,964,394)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets                    65,822,572     169,857,472    37,282,376   106,161,982     315,395,264
Net assets at beginning of period                   368,041,985   3,198,448,688   230,093,583   299,014,678     920,374,886
                                                   ------------  --------------  ------------  ------------  --------------
Net assets at end of period                        $433,864,557  $3,368,306,160  $267,375,959  $405,176,660  $1,235,770,150
                                                   ============  ==============  ============  ============  ==============
Beginning units                                     207,313,236     163,461,466   110,264,905   225,863,789     179,094,645
Units issued                                          1,909,853       3,809,990     2,909,520    24,379,296       4,737,635
Units redeemed                                      (17,214,845)    (16,168,776)  (10,611,406)  (16,647,220)    (12,060,216)
                                                   ------------  --------------  ------------  ------------  --------------
Ending units                                        192,008,244     151,102,680   102,563,019   233,595,865     171,772,064
                                                   ============  ==============  ============  ============  ==============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $  3,321,314  $   35,969,923  $         --  $  1,919,367  $           --
   Mortality and expense risk and
     administrative charges                          (3,575,884)    (27,421,775)   (2,178,496)   (2,770,576)     (8,498,681)
                                                   ------------  --------------  ------------  ------------  --------------
   Net investment income (loss)                        (254,570)      8,548,148    (2,178,496)     (851,209)     (8,498,681)
   Net realized gain (loss)                          13,159,704     134,123,857    11,547,605    18,521,561      54,351,724
   Capital gain distribution from mutual funds       17,162,984     274,465,538    31,887,211    11,796,784     161,411,132
   Change in unrealized appreciation
     (depreciation) of investments                  (11,072,287)    102,074,943   (22,227,055)  (12,881,535)   (151,944,762)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from operations    18,995,831     519,212,486    19,029,265    16,585,601      55,319,413
                                                   ------------  --------------  ------------  ------------  --------------
From contract transactions:
   Payments received from contract owners            10,987,872     124,288,766     7,273,727    24,318,566      25,205,960
   Payments for contract benefits or
     terminations                                   (30,405,079)   (239,138,917)  (19,297,600)  (22,457,282)    (67,493,444)
   Transfers between sub-accounts (including
     fixed account), net                            (11,695,433)    (41,571,805)  (12,964,899)   (8,228,875)    (27,229,319)
   Contract maintenance charges                        (187,432)     (2,109,601)     (100,009)     (135,553)       (320,457)
   Adjustments to net assets allocated to
     contracts in payout period                         (21,006)        (48,064)       (1,145)          607         (14,754)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets from contract
  transactions                                      (31,321,078)   (158,579,621)  (25,089,926)   (6,502,537)    (69,852,014)
                                                   ------------  --------------  ------------  ------------  --------------
Increase (decrease) in net assets                   (12,325,247)    360,632,865    (6,060,661)   10,083,064     (14,532,601)
Net assets at beginning of period                   380,367,232   2,837,815,823   236,154,244   288,931,614     934,907,487
                                                   ------------  --------------  ------------  ------------  --------------
Net assets at end of period                        $368,041,985  $3,198,448,688  $230,093,583  $299,014,678  $  920,374,886
                                                   ============  ==============  ============  ============  ==============
Beginning units                                     225,298,744     171,943,269   122,905,459   230,783,788     193,307,934
Units issued                                          2,034,308       7,378,171       860,218    19,445,063       3,322,818
Units redeemed                                      (20,019,816)    (15,859,974)  (13,500,772)  (24,365,062)    (17,536,107)
                                                   ------------  --------------  ------------  ------------  --------------
Ending units                                        207,313,236     163,461,466   110,264,905   225,863,789     179,094,645
                                                   ============  ==============  ============  ============  ==============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                        VALIC                                        VALIC
                                                      Company I                                    Company I        VALIC
                                                      Small Cap       VALIC      VALIC Company I   Small Cap      Company I
                                                     Aggressive     Company I    Small Cap Index Special Values   Small Mid
                                                     Growth Fund  Small Cap Fund      Fund            Fund       Growth Fund
                                                    ------------  -------------- --------------- -------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                        $         --   $    926,473  $   11,419,211   $  2,404,450  $         --
   Mortality and expense risk and administrative
     charges                                          (1,114,493)    (3,013,477)    (10,260,780)    (2,185,429)   (1,029,614)
                                                    ------------   ------------  --------------   ------------  ------------
   Net investment income (loss)                       (1,114,493)    (2,087,004)      1,158,431        219,021    (1,029,614)
   Net realized gain (loss)                              (51,212)    21,133,696      67,144,856     26,618,403     6,358,001
   Capital gain distribution from mutual funds         4,916,202     24,055,230      54,497,443     15,444,875     5,257,830
   Change in unrealized appreciation
     (depreciation) of investments                    32,580,970     (2,872,641)     12,276,324    (20,316,073)   14,834,323
                                                    ------------   ------------  --------------   ------------  ------------
Increase (decrease) in net assets from operations     36,331,467     40,229,281     135,077,054     21,966,226    25,420,540
                                                    ------------   ------------  --------------   ------------  ------------
From contract transactions:
   Payments received from contract owners              6,609,255      5,692,935      53,511,361      7,526,494     3,211,764
   Payments for contract benefits or terminations    (10,920,038)   (25,495,493)    (90,614,382)   (19,166,257)   (8,170,701)
   Transfers between sub-accounts (including
     fixed account), net                              (2,934,148)   (15,812,604)    (37,865,685)   (20,271,041)   (3,297,777)
   Contract maintenance charges                          (54,534)      (106,342)       (573,420)       (58,154)      (33,526)
   Adjustments to net assets allocated to
     contracts in payout period                              (30)         4,566          (5,327)         2,737          (258)
                                                    ------------   ------------  --------------   ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                        (7,299,495)   (35,716,938)    (75,547,453)   (31,966,221)   (8,290,498)
                                                    ------------   ------------  --------------   ------------  ------------
Increase (decrease) in net assets                     29,031,972      4,512,343      59,529,601     (9,999,995)   17,130,042
Net assets at beginning of period                    106,752,000    315,020,335   1,056,873,669    245,467,708    99,380,094
                                                    ------------   ------------  --------------   ------------  ------------
Net assets at end of period                         $135,783,972   $319,532,678  $1,116,403,270   $235,467,713  $116,510,136
                                                    ============   ============  ==============   ============  ============
Beginning units                                       49,417,602     63,357,719     161,282,233    124,786,134    62,534,119
Units issued                                           4,282,976        652,684       6,334,791      5,280,978     2,424,214
Units redeemed                                        (7,661,744)    (7,460,341)    (17,065,663)   (21,523,881)   (7,042,172)
                                                    ------------   ------------  --------------   ------------  ------------
Ending units                                          46,038,834     56,550,062     150,551,361    108,543,231    57,916,161
                                                    ============   ============  ==============   ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                        $         --   $    603,870  $   11,792,739   $  3,108,533  $         --
   Mortality and expense risk and administrative
     charges                                            (973,765)    (2,846,675)     (8,659,845)    (1,935,056)     (997,091)
                                                    ------------   ------------  --------------   ------------  ------------
   Net investment income (loss)                         (973,765)    (2,242,805)      3,132,894      1,173,477      (997,091)
   Net realized gain (loss)                           (1,963,397)    17,036,437      54,546,868     12,977,845     9,866,303
   Capital gain distribution from mutual funds        15,059,977     47,613,903      67,586,386     20,764,804    11,644,947
   Change in unrealized appreciation
     (depreciation) of investments                   (11,984,323)   (22,533,588)     48,779,765     18,317,466   (22,090,544)
                                                    ------------   ------------  --------------   ------------  ------------
Increase (decrease) in net assets from operations        138,492     39,873,947     174,045,913     53,233,592    (1,576,385)
                                                    ------------   ------------  --------------   ------------  ------------
From contract transactions:
   Payments received from contract owners              7,921,050      5,779,410      45,287,561      7,437,869     3,520,381
   Payments for contract benefits or terminations     (9,281,514)   (23,440,027)    (73,534,636)   (16,789,896)   (8,246,637)
   Transfers between sub-accounts (including
     fixed account), net                              (7,330,093)    (9,900,391)     (5,251,812)    10,394,727   (14,627,647)
   Contract maintenance charges                          (57,751)      (124,494)       (645,270)       (67,635)      (50,065)
   Adjustments to net assets allocated to
     contracts in payout period                              (31)          (554)          4,543            483          (277)
                                                    ------------   ------------  --------------   ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                        (8,748,339)   (27,686,056)    (34,139,614)       975,548   (19,404,245)
                                                    ------------   ------------  --------------   ------------  ------------
Increase (decrease) in net assets                     (8,609,847)    12,187,891     139,906,299     54,209,140   (20,980,630)
Net assets at beginning of period                    115,361,847    302,832,444     916,967,370    191,258,568   120,360,724
                                                    ------------   ------------  --------------   ------------  ------------
Net assets at end of period                         $106,752,000   $315,020,335  $1,056,873,669   $245,467,708  $ 99,380,094
                                                    ============   ============  ==============   ============  ============
Beginning units                                       53,883,079     69,598,178     168,425,599    124,945,522    75,232,723
Units issued                                           5,500,627      1,041,480      13,101,629     13,902,257     1,037,627
Units redeemed                                        (9,966,104)    (7,281,939)    (20,244,995)   (14,061,645)  (13,736,231)
                                                    ------------   ------------  --------------   ------------  ------------
Ending units                                          49,417,602     63,357,719     161,282,233    124,786,134    62,534,119
                                                    ============   ============  ==============   ============  ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                   VALIC          VALIC          VALIC
                                                                 Company II     Company II     Company II
                                                   VALIC         Aggressive      Capital      Conservative
                               VALIC Company I   Company I    Growth Lifestyle Appreciation Growth Lifestyle
                               Stock Index Fund  Value Fund         Fund           Fund           Fund
                               ---------------- ------------  ---------------- ------------ ----------------
FOR THE YEAR ENDED
  DECEMBER 31, 2017
From operations:
   Dividends                    $   63,278,383  $  1,562,991    $ 10,121,047   $   183,078    $  8,520,714
   Mortality and expense risk
     and administrative
     charges                       (40,983,040)     (866,546)     (5,429,003)     (369,783)     (3,235,395)
   Reimbursements of expenses               --            --       1,401,028        95,495         823,171
                                --------------  ------------    ------------   -----------    ------------
   Net investment income
     (loss)                         22,295,343       696,445       6,093,072       (91,210)      6,108,490
   Net realized gain (loss)        188,375,855     7,979,565      13,242,785     3,281,523       1,723,301
   Capital gain distribution
     from mutual funds             185,616,001            --      30,219,919     3,424,509       2,801,801
   Change in unrealized
     appreciation
     (depreciation) of
     investments                   399,354,603     3,463,767      31,203,020     1,286,229      19,275,128
                                --------------  ------------    ------------   -----------    ------------
Increase (decrease) in net
  assets from operations           795,641,802    12,139,777      80,758,796     7,901,051      29,908,720
                                --------------  ------------    ------------   -----------    ------------
From contract transactions:
   Payments received from
     contract owners               168,751,107     3,958,169      60,348,596     1,736,181      34,464,509
   Payments for contract
     benefits or terminations     (365,917,394)  (10,135,202)    (50,520,166)   (4,410,366)    (38,973,212)
   Transfers between
     sub-accounts (including
     fixed account), net               138,620    (5,061,813)    (22,733,262)     (195,165)     (9,276,182)
   Contract maintenance
     charges                        (1,977,625)      (99,212)       (940,810)      (41,924)       (239,049)
   Adjustments to net assets
     allocated to contracts
     in payout period                 (269,508)           38             230            --         (28,292)
                                --------------  ------------    ------------   -----------    ------------
Increase (decrease) in net
  assets from contract
  transactions                    (199,274,800)  (11,338,020)    (13,845,412)   (2,911,274)    (14,052,226)
                                --------------  ------------    ------------   -----------    ------------
Increase (decrease) in net
  assets                           596,367,002       801,757      66,913,384     4,989,777      15,856,494
Net assets at beginning of
  period                         3,985,297,949    91,300,280     530,487,019    36,509,166     323,748,368
                                --------------  ------------    ------------   -----------    ------------
Net assets at end of period     $4,581,664,951  $ 92,102,037    $597,400,403   $41,498,943    $339,604,862
                                ==============  ============    ============   ===========    ============
Beginning units                    438,663,027    41,890,640     179,473,955    20,863,767     118,462,070
Units issued                        17,619,164       861,524       7,763,661     1,575,305       7,244,970
Units redeemed                     (36,108,196)   (5,752,778)    (12,188,223)   (3,093,648)    (12,194,202)
                                --------------  ------------    ------------   -----------    ------------
Ending units                       420,173,995    36,999,386     175,049,393    19,345,424     113,512,838
                                ==============  ============    ============   ===========    ============
FOR THE YEAR ENDED
  DECEMBER 31, 2016
From operations:
   Dividends                    $   95,898,589  $  1,343,902    $ 10,688,347   $   145,257    $  8,904,462
   Mortality and expense risk
     and administrative
     charges                       (36,434,620)     (841,396)     (4,946,739)     (362,728)     (3,113,588)
   Reimbursements of expenses               --            --       1,275,837        93,779         791,444
                                --------------  ------------    ------------   -----------    ------------
   Net investment income
     (loss)                         59,463,969       502,506       7,017,445      (123,692)      6,582,318
   Net realized gain (loss)        166,142,690     7,405,494      16,094,166     3,294,883       1,423,041
   Capital gain distribution
     from mutual funds             280,466,344            --      36,688,904     3,632,730      12,929,029
   Change in unrealized
     appreciation
     (depreciation) of
     investments                  (120,717,633)    2,324,681     (19,690,191)   (6,304,450)     (2,735,836)
                                --------------  ------------    ------------   -----------    ------------
Increase (decrease) in net
  assets from operations           385,355,370    10,232,681      40,110,324       499,471      18,198,552
                                --------------  ------------    ------------   -----------    ------------
From contract transactions:
   Payments received from
     contract owners               144,479,617     4,094,780      56,739,603     1,766,736      35,814,347
   Payments for contract
     benefits or terminations     (330,421,918)   (9,926,320)    (40,445,348)   (3,518,920)    (34,528,775)
   Transfers between
     sub-accounts (including
     fixed account), net           (76,049,813)   (3,340,353)    (34,107,131)   (1,930,898)    (11,234,573)
   Contract maintenance
     charges                        (2,189,029)     (122,074)     (1,195,191)      (51,830)       (284,860)
   Adjustments to net assets
     allocated to contracts
     in payout period                 (138,870)           35           5,602            --         (27,518)
                                --------------  ------------    ------------   -----------    ------------
Increase (decrease) in net
  assets from contract
  transactions                    (264,320,013)   (9,293,932)    (19,002,465)   (3,734,912)    (10,261,379)
                                --------------  ------------    ------------   -----------    ------------
Increase (decrease) in net
  assets                           121,035,357       938,749      21,107,859    (3,235,441)      7,937,173
Net assets at beginning of
  period                         3,864,262,592    90,361,531     509,379,160    39,744,607     315,811,195
                                --------------  ------------    ------------   -----------    ------------
Net assets at end of period     $3,985,297,949  $ 91,300,280    $530,487,019   $36,509,166    $323,748,368
                                ==============  ============    ============   ===========    ============
Beginning units                    469,712,564    46,550,338     186,171,483    23,015,325     122,366,806
Units issued                        15,280,933     2,017,285       7,891,137     1,233,438       6,829,379
Units redeemed                     (46,330,470)   (6,676,983)    (14,588,665)   (3,384,996)    (10,734,115)
                                --------------  ------------    ------------   -----------    ------------
Ending units                       438,663,027    41,890,640     179,473,955    20,863,767     118,462,070
                                ==============  ============    ============   ===========    ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                         VALIC                        VALIC
                                                                      Company II       VALIC       Company II        VALIC
                                                         VALIC        Government     Company II   International   Company II
                                                    Company II Core Money Market II  High Yield   Opportunities Large Cap Value
                                                       Bond Fund         Fund        Bond Fund        Fund           Fund
                                                    --------------- --------------- ------------  ------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                        $   23,581,876   $    423,998   $ 21,860,941  $  7,785,119   $  2,694,685
   Mortality and expense risk and administrative
     charges                                            (8,804,865)    (1,201,157)    (4,553,032)   (5,721,794)    (2,006,790)
   Reimbursements of expenses                            2,280,875        320,833      1,167,657     1,476,197        501,279
                                                    --------------   ------------   ------------  ------------   ------------
   Net investment income (loss)                         17,057,886       (456,326)    18,475,566     3,539,522      1,189,174
   Net realized gain (loss)                               (535,526)            (1)     2,627,552    34,877,999     25,667,014
   Change in unrealized appreciation
     (depreciation) of investments                      18,287,272              1     11,074,713   150,901,616        201,099
                                                    --------------   ------------   ------------  ------------   ------------
Increase (decrease) in net assets from operations       34,809,632       (456,326)    32,177,831   189,319,137     27,057,287
                                                    --------------   ------------   ------------  ------------   ------------
From contract transactions:
   Payments received from contract owners               67,221,973     38,319,550     28,180,613    36,979,388     11,875,872
   Payments for contract benefits or terminations      (99,102,107)   (12,020,795)   (47,831,735)  (52,557,769)   (20,249,181)
   Transfers between sub-accounts (including
     fixed account), net                               128,077,190    (36,146,596)    34,393,791     6,624,360    (18,960,182)
   Contract maintenance charges                           (558,209)       (53,570)      (304,669)     (234,025)      (227,626)
   Adjustments to net assets allocated to
     contracts in payout period                                431            556          2,766         3,809             --
                                                    --------------   ------------   ------------  ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                          95,639,278     (9,900,855)    14,440,766    (9,184,237)   (27,561,117)
                                                    --------------   ------------   ------------  ------------   ------------
Increase (decrease) in net assets                      130,448,910    (10,357,181)    46,618,597   180,134,900       (503,830)
Net assets at beginning of period                      892,797,494    134,153,010    449,284,525   504,126,294    203,980,017
                                                    --------------   ------------   ------------  ------------   ------------
Net assets at end of period                         $1,023,246,404   $123,795,829   $495,903,122  $684,261,194   $203,476,187
                                                    ==============   ============   ============  ============   ============
Beginning units                                        449,371,836    109,867,124    168,773,678   229,789,203     66,351,638
Units issued                                            86,132,160     37,432,250     23,708,349    20,207,245      5,804,949
Units redeemed                                         (37,780,741)   (45,755,514)   (19,045,425)  (24,552,112)   (14,937,525)
                                                    --------------   ------------   ------------  ------------   ------------
Ending units                                           497,723,255    101,543,860    173,436,602   225,444,336     57,219,062
                                                    ==============   ============   ============  ============   ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                        $   19,002,296   $     15,447   $ 16,266,115  $  6,111,143   $  2,083,167
   Mortality and expense risk and administrative
     charges                                            (9,185,669)    (1,447,742)    (3,684,867)   (5,375,377)    (1,800,665)
   Reimbursements of expenses                            2,365,187        380,964        940,893     1,385,185        452,439
                                                    --------------   ------------   ------------  ------------   ------------
   Net investment income (loss)                         12,181,814     (1,051,331)    13,522,141     2,120,951        734,941
   Net realized gain (loss)                              6,229,891             --      1,789,035    42,966,968     19,521,104
   Capital gain distribution from mutual funds           2,634,321              1             --            --             --
   Change in unrealized appreciation
     (depreciation) of investments                       4,565,184              1     26,942,861   (50,777,451)     9,290,853
                                                    --------------   ------------   ------------  ------------   ------------
Increase (decrease) in net assets from operations       25,611,210     (1,051,329)    42,254,037    (5,689,532)    29,546,898
                                                    --------------   ------------   ------------  ------------   ------------
From contract transactions:
   Payments received from contract owners               64,133,524     40,272,667     19,444,775    35,758,424     10,384,461
   Payments for contract benefits or terminations     (102,802,534)   (24,077,172)   (38,958,189)  (51,401,411)   (17,403,348)
   Transfers between sub-accounts (including
     fixed account), net                               (24,720,314)   (50,313,062)    69,012,863   (71,240,880)     6,451,175
   Contract maintenance charges                           (751,608)       (83,564)      (386,832)     (245,807)      (266,583)
   Adjustments to net assets allocated to
     contracts in payout period                                354             94         (2,822)       (2,298)        (1,312)
                                                    --------------   ------------   ------------  ------------   ------------
Increase (decrease) in net assets from contract
  transactions                                         (64,140,578)   (34,201,037)    49,109,795   (87,131,972)      (835,607)
                                                    --------------   ------------   ------------  ------------   ------------
Increase (decrease) in net assets                      (38,529,368)   (35,252,366)    91,363,832   (92,821,504)    28,711,291
Net assets at beginning of period                      931,326,862    169,405,376    357,920,693   596,947,798    175,268,726
                                                    --------------   ------------   ------------  ------------   ------------
Net assets at end of period                         $  892,797,494   $134,153,010   $449,284,525  $504,126,294   $203,980,017
                                                    ==============   ============   ============  ============   ============
Beginning units                                        478,175,881    137,896,669    151,445,812   268,732,142     65,553,811
Units issued                                            77,665,403     39,867,445     37,025,885     3,139,284     13,126,951
Units redeemed                                        (106,469,448)   (67,896,990)   (19,698,019)  (42,082,223)   (12,329,124)
                                                    --------------   ------------   ------------  ------------   ------------
Ending units                                           449,371,836    109,867,124    168,773,678   229,789,203     66,351,638
                                                    ==============   ============   ============  ============   ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                                                            VALIC
                                             VALIC                        Company II        VALIC          VALIC
                                         Company II Mid     VALIC          Moderate      Company II     Company II
                                           Cap Growth   Company II Mid Growth Lifestyle   Small Cap   Small Cap Value
                                              Fund      Cap Value Fund       Fund        Growth Fund       Fund
                                         -------------- -------------- ---------------- ------------  ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                              $         --  $   5,134,038    $ 18,748,269   $         --   $  4,043,958
   Mortality and expense risk and
     administrative charges                 (1,115,808)    (8,596,692)     (8,583,976)      (952,336)    (4,244,715)
   Reimbursements of expenses                  287,017      2,244,712       2,198,948        247,454      1,111,779
                                          ------------  -------------    ------------   ------------   ------------
   Net investment income (loss)               (828,791)    (1,217,942)     12,363,241       (704,882)       911,022
   Net realized gain (loss)                  1,105,823     93,841,738      24,017,146      1,759,469     40,816,129
   Capital gain distribution from
     mutual funds                                   --     53,380,854      34,528,625      4,944,816     16,309,091
   Change in unrealized appreciation
     (depreciation) of investments          30,100,072    (30,111,030)     35,580,656     27,250,618    (42,336,683)
                                          ------------  -------------    ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                30,377,104    115,893,620     106,489,668     33,250,021     15,699,559
                                          ------------  -------------    ------------   ------------   ------------
From contract transactions:
   Payments received from contract
     owners                                  7,625,043     42,413,275     108,504,656      4,581,560     22,656,754
   Payments for contract benefits or
     terminations                           (9,504,133)   (82,819,206)    (86,795,657)    (8,011,517)   (42,236,989)
   Transfers between sub-accounts
     (including fixed account), net          7,483,771   (117,999,190)    (43,168,115)    20,928,483    (64,971,419)
   Contract maintenance charges                (72,248)      (395,939)       (729,444)       (70,715)      (176,391)
   Adjustments to net assets allocated
     to contracts in payout period                (265)           420             177           (851)        (3,982)
                                          ------------  -------------    ------------   ------------   ------------
Increase (decrease) in net assets from
  contract transactions                      5,532,168   (158,800,640)    (22,188,383)    17,426,960    (84,732,027)
                                          ------------  -------------    ------------   ------------   ------------
Increase (decrease) in net assets           35,909,272    (42,907,020)     84,301,285     50,676,981    (69,032,468)
Net assets at beginning of period          100,676,950    919,346,687     842,935,369     75,435,259    502,254,358
                                          ------------  -------------    ------------   ------------   ------------
Net assets at end of period               $136,586,222  $ 876,439,667    $927,236,654   $126,112,240   $433,221,890
                                          ============  =============    ============   ============   ============
Beginning units                             52,595,301    160,086,694     280,843,771     27,036,435    116,675,370
Units issued                                 6,322,849      1,372,977      15,548,867      8,879,900      3,996,261
Units redeemed                              (4,379,403)   (26,821,593)    (22,517,359)    (3,806,496)   (23,904,376)
                                          ------------  -------------    ------------   ------------   ------------
Ending units                                54,538,747    134,638,078     273,875,279     32,109,839     96,767,255
                                          ============  =============    ============   ============   ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                              $         --  $   2,298,750    $ 17,980,092   $         --   $  5,083,574
   Mortality and expense risk and
     administrative charges                 (1,051,066)    (8,087,610)     (7,873,697)      (696,290)    (4,189,301)
   Reimbursements of expenses                  269,122      2,113,322       2,015,643        180,764      1,093,165
                                          ------------  -------------    ------------   ------------   ------------
   Net investment income (loss)               (781,944)    (3,675,538)     12,122,038       (515,526)     1,987,438
   Net realized gain (loss)                 11,070,636     41,278,223      17,026,119      1,149,494     32,878,792
   Capital gain distribution from
     mutual funds                            8,072,064    118,242,843      43,943,409      7,477,742     51,118,111
   Change in unrealized appreciation
     (depreciation) of investments         (15,329,003)   (45,943,365)    (13,069,401)    (3,520,771)    31,557,022
                                          ------------  -------------    ------------   ------------   ------------
Increase (decrease) in net assets from
  operations                                 3,031,753    109,902,163      60,022,165      4,590,939    117,541,363
                                          ------------  -------------    ------------   ------------   ------------
From contract transactions:
   Payments received from contract
     owners                                  6,513,156     43,046,267     101,786,623      3,904,499     23,832,609
   Payments for contract benefits or
     terminations                          (10,359,103)   (79,494,106)    (70,120,057)    (6,903,148)   (41,501,637)
   Transfers between sub-accounts
     (including fixed account), net        (28,039,758)    13,874,720     (42,117,281)    (7,964,284)   (23,533,242)
   Contract maintenance charges                (79,141)      (644,360)       (886,353)       (46,262)      (217,022)
   Adjustments to net assets allocated
     to contracts in payout period                (241)           609             190           (699)        (2,417)
                                          ------------  -------------    ------------   ------------   ------------
Increase (decrease) in net assets from
  contract transactions                    (31,965,087)   (23,216,870)    (11,336,878)   (11,009,894)   (41,421,709)
                                          ------------  -------------    ------------   ------------   ------------
Increase (decrease) in net assets          (28,933,334)    86,685,293      48,685,287     (6,418,955)    76,119,654
Net assets at beginning of period          129,610,284    832,661,394     794,250,082     81,854,214    426,134,704
                                          ------------  -------------    ------------   ------------   ------------
Net assets at end of period               $100,676,950  $ 919,346,687    $842,935,369   $ 75,435,259   $502,254,358
                                          ============  =============    ============   ============   ============
Beginning units                             70,382,216    164,205,676     284,833,140     31,398,820    127,729,895
Units issued                                 1,732,703     10,712,511      14,372,050      2,261,609      9,799,461
Units redeemed                             (19,519,618)   (14,831,493)    (18,361,419)    (6,623,994)   (20,853,986)
                                          ------------  -------------    ------------   ------------   ------------
Ending units                                52,595,301    160,086,694     280,843,771     27,036,435    116,675,370
                                          ============  =============    ============   ============   ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

                                             VALIC                       Vanguard                        Vanguard
                                          Company II       VALIC       LifeStrategy      Vanguard      LifeStrategy
                                           Socially      Company II    Conservative    LifeStrategy      Moderate
                                          Responsible  Strategic Bond   Growth Fund     Growth Fund     Growth Fund
                                             Fund           Fund      Investor Shares Investor Shares Investor Shares
                                         ------------  -------------- --------------- --------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                             $ 10,313,109   $ 21,806,791    $ 1,993,589    $  5,203,591    $  5,395,079
   Mortality and expense risk and
     administrative charges                (7,357,767)    (5,741,382)    (1,072,828)     (2,859,052)     (2,923,086)
   Reimbursements of expenses               1,905,120      1,478,183             --              --              --
                                         ------------   ------------    -----------    ------------    ------------
   Net investment income (loss)             4,860,462     17,543,592        920,761       2,344,539       2,471,993
   Net realized gain (loss)                65,789,506      6,428,828      1,632,806      10,540,544       8,723,788
   Capital gain distribution from
     mutual funds                          50,793,557             --        229,939         105,200         402,021
   Change in unrealized appreciation
     (depreciation) of investments         17,286,983     10,911,551      5,343,553      25,349,542      19,080,075
                                         ------------   ------------    -----------    ------------    ------------
Increase (decrease) in net assets from
  operations                              138,730,508     34,883,971      8,127,059      38,339,825      30,677,877
                                         ------------   ------------    -----------    ------------    ------------
From contract transactions:
   Payments received from contract
     owners                                46,129,024     35,011,639      9,299,418      22,839,980      28,208,384
   Payments for contract benefits or
     terminations                         (72,507,900)   (59,032,792)    (9,950,143)    (23,686,894)    (23,836,227)
   Transfers between sub-accounts
     (including fixed account), net       (66,470,374)    17,432,400     (2,666,238)     (5,572,339)     (6,030,397)
   Contract maintenance charges              (468,180)      (895,711)       (43,789)       (115,492)       (151,710)
   Adjustments to net assets allocated
     to contracts in payout period               (525)        (3,503)           494          (2,485)             49
                                         ------------   ------------    -----------    ------------    ------------
Increase (decrease) in net assets from
  contract transactions                   (93,317,955)    (7,487,967)    (3,360,258)     (6,537,230)     (1,809,901)
                                         ------------   ------------    -----------    ------------    ------------
Increase (decrease) in net assets          45,412,553     27,396,004      4,766,801      31,802,595      28,867,976
Net assets at beginning of period         734,092,410    585,263,049     87,064,491     218,344,085     226,264,382
                                         ------------   ------------    -----------    ------------    ------------
Net assets at end of period              $779,504,963   $612,659,053    $91,831,292    $250,146,680    $255,132,358
                                         ============   ============    ===========    ============    ============
Beginning units                           268,366,950    210,077,767     42,667,897      96,702,868     102,772,385
Units issued                                4,486,562      9,598,808      4,109,168       5,956,007       8,162,204
Units redeemed                            (33,723,992)   (13,071,881)    (5,727,456)     (8,601,902)     (9,015,006)
                                         ------------   ------------    -----------    ------------    ------------
Ending units                              239,129,520    206,604,694     41,049,609      94,056,973     101,919,583
                                         ============   ============    ===========    ============    ============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                             $ 10,123,979   $ 23,275,089    $ 1,896,558    $  4,781,102    $  4,991,283
   Mortality and expense risk and
     administrative charges                (6,877,656)    (5,633,993)    (1,033,345)     (2,539,934)     (2,707,328)
   Reimbursements of expenses               1,782,837      1,444,136             --              --              --
                                         ------------   ------------    -----------    ------------    ------------
   Net investment income (loss)             5,029,160     19,085,232        863,213       2,241,168       2,283,955
   Net realized gain (loss)                40,779,902     10,935,837      1,520,607       6,849,433       7,836,112
   Capital gain distribution from
     mutual funds                          44,390,105      1,823,580        182,621          25,424          97,237
   Change in unrealized appreciation
     (depreciation) of investments        (22,592,689)     9,883,515      1,246,126       5,254,904       2,406,235
                                         ------------   ------------    -----------    ------------    ------------
Increase (decrease) in net assets from
  operations                               67,606,478     41,728,164      3,812,567      14,370,929      12,623,539
                                         ------------   ------------    -----------    ------------    ------------
From contract transactions:
   Payments received from contract
     owners                                47,037,082     35,770,041     10,410,562      20,101,589      23,609,349
   Payments for contract benefits or
     terminations                         (67,673,125)   (53,815,189)    (8,168,448)    (15,220,615)    (21,159,492)
   Transfers between sub-accounts
     (including fixed account), net       (42,574,071)       830,358     (1,860,492)     (6,272,934)     (9,771,243)
   Contract maintenance charges              (549,095)    (1,188,543)       (52,173)       (133,881)       (178,206)
   Adjustments to net assets allocated
     to contracts in payout period                294        (20,076)           244          (2,990)            (55)
                                         ------------   ------------    -----------    ------------    ------------
Increase (decrease) in net assets from
  contract transactions                   (63,758,915)   (18,423,409)       329,693      (1,528,831)     (7,499,647)
                                         ------------   ------------    -----------    ------------    ------------
Increase (decrease) in net assets           3,847,563     23,304,755      4,142,260      12,842,098       5,123,892
Net assets at beginning of period         730,244,847    561,958,294     82,922,231     205,501,987     221,140,490
                                         ------------   ------------    -----------    ------------    ------------
Net assets at end of period              $734,092,410   $585,263,049    $87,064,491    $218,344,085    $226,264,382
                                         ============   ============    ===========    ============    ============
Beginning units                           292,339,882    216,272,613     42,527,347      97,409,481     106,333,540
Units issued                                3,983,124     15,365,405      5,730,461       6,143,125       6,126,071
Units redeemed                            (27,956,056)   (21,560,251)    (5,589,911)     (6,849,738)     (9,687,226)
                                         ------------   ------------    -----------    ------------    ------------
Ending units                              268,366,950    210,077,767     42,667,897      96,702,868     102,772,385
                                         ============   ============    ===========    ============    ============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS


                                                                Vanguard Long-  Vanguard Long-
                                                                Term Investment Term Treasury     Vanguard     Vanguard Windsor
                                                                  Grade Fund    Fund Investor  Wellington Fund II Fund Investor
                                                                Investor Shares     Shares     Investor Shares      Shares
                                                                --------------- -------------- --------------- ----------------
FOR THE YEAR ENDED DECEMBER 31, 2017
From operations:
   Dividends                                                     $ 10,536,736    $  6,164,137  $   47,148,115   $   34,375,332
   Mortality and expense risk and administrative charges           (3,129,235)     (2,749,093)    (22,554,653)     (20,674,577)
   Reimbursements of expenses                                         650,440         573,063              --               --
                                                                 ------------    ------------  --------------   --------------
   Net investment income (loss)                                     8,057,941       3,988,107      24,593,462       13,700,755
   Net realized gain (loss)                                        (1,766,656)         10,286      51,346,833       89,089,986
   Capital gain distribution from mutual funds                      4,318,836              --      76,393,753      107,248,697
   Change in unrealized appreciation (depreciation) of
     investments                                                   16,142,256      12,735,613      86,786,052       39,725,680
                                                                 ------------    ------------  --------------   --------------
Increase (decrease) in net assets from operations                  26,752,377      16,734,006     239,120,100      249,765,118
                                                                 ------------    ------------  --------------   --------------
From contract transactions:
   Payments received from contract owners                          14,136,634       8,369,376     120,404,140       64,436,914
   Payments for contract benefits or terminations                 (25,494,507)    (21,731,797)   (181,433,854)    (149,888,770)
   Transfers between sub-accounts (including fixed account),
     net                                                          (18,295,881)    (22,167,634)     (7,568,073)     (59,624,768)
   Contract maintenance charges                                      (244,837)       (188,875)       (869,382)        (718,701)
   Adjustments to net assets allocated to contracts in payout
     period                                                               144           1,185         (88,757)         (17,439)
                                                                 ------------    ------------  --------------   --------------
Increase (decrease) in net assets from contract transactions      (29,898,447)    (35,717,745)    (69,555,926)    (145,812,764)
                                                                 ------------    ------------  --------------   --------------
Increase (decrease) in net assets                                  (3,146,070)    (18,983,739)    169,564,174      103,952,354
Net assets at beginning of period                                 293,362,656     241,608,557   1,818,946,852    1,694,716,004
                                                                 ------------    ------------  --------------   --------------
Net assets at end of period                                      $290,216,586    $222,624,818  $1,988,511,026   $1,798,668,358
                                                                 ============    ============  ==============   ==============
Beginning units                                                    85,760,846      73,586,886     439,520,652      431,195,785
Units issued                                                       11,066,249       1,655,833      14,334,419        2,973,713
Units redeemed                                                    (20,353,774)    (12,253,836)    (27,196,528)     (36,742,620)
                                                                 ------------    ------------  --------------   --------------
Ending units                                                       76,473,321      62,988,883     426,658,543      397,426,878
                                                                 ============    ============  ==============   ==============
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                     $ 12,914,456    $  6,634,970  $   45,972,661   $   40,412,716
   Mortality and expense risk and administrative charges           (3,809,168)     (3,132,051)    (20,899,349)     (19,390,711)
   Reimbursements of expenses                                         780,645         650,377              --               --
                                                                 ------------    ------------  --------------   --------------
   Net investment income (loss)                                     9,885,933       4,153,296      25,073,312       21,022,005
   Net realized gain (loss)                                        (4,165,666)        606,522      48,280,237       82,496,949
   Capital gain distribution from mutual funds                      5,131,145       5,704,409      33,459,053       88,851,675
   Change in unrealized appreciation (depreciation) of
     investments                                                    2,559,513     (11,913,278)     56,490,570       (4,897,236)
                                                                 ------------    ------------  --------------   --------------
Increase (decrease) in net assets from operations                  13,410,925      (1,449,051)    163,303,172      187,473,393
                                                                 ------------    ------------  --------------   --------------
From contract transactions:
   Payments received from contract owners                          17,557,851      12,808,386     121,598,886       67,209,026
   Payments for contract benefits or terminations                 (30,186,391)    (24,382,503)   (157,642,452)    (140,125,919)
   Transfers between sub-accounts (including fixed account),
     net                                                           59,161,906      20,090,111     (44,817,219)     (75,892,347)
   Contract maintenance charges                                      (414,398)       (236,576)     (1,014,837)        (861,335)
   Adjustments to net assets allocated to contracts in payout
     period                                                               (19)            845      (2,317,052)         (22,982)
                                                                 ------------    ------------  --------------   --------------
Increase (decrease) in net assets from contract transactions       46,118,949       8,280,263     (84,192,674)    (149,693,557)
                                                                 ------------    ------------  --------------   --------------
Increase (decrease) in net assets                                  59,529,874       6,831,212      79,110,498       37,779,836
Net assets at beginning of period                                 233,832,782     234,777,345   1,739,836,354    1,656,936,168
                                                                 ------------    ------------  --------------   --------------
Net assets at end of period                                      $293,362,656    $241,608,557  $1,818,946,852   $1,694,716,004
                                                                 ============    ============  ==============   ==============
Beginning units                                                    73,061,910      71,630,465     458,029,060      471,076,938
Units issued                                                       33,665,923      10,842,826      14,441,455        2,740,349
Units redeemed                                                    (20,966,987)     (8,886,405)    (32,949,863)     (42,621,502)
                                                                 ------------    ------------  --------------   --------------
Ending units                                                       85,760,846      73,586,886     439,520,652      431,195,785
                                                                 ============    ============  ==============   ==============

The accompanying Notes to Financial Statements are an integral part of this statement.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Variable Annuity Life Insurance Company Separate Account A (the Separate Account) is a segregated investment account established by The Variable Annuity Life Insurance Company (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following variable annuity products:

Equity Director                        Polaris Platinum Elite
Group Fixed and Variable Annuity
(GTS-VA)                               Portfolio Director
Group Unit Purchase (GUP)              Portfolio Director Freedom Advisor
IMPACT                                 Portfolio Director Group Unallocated
                                       VA
Independence Plus                      Potentia
Polaris Choice Elite

The Separate Account contracts are sold primarily through the Company's exclusive sales force. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of the Company; however, all commissions are paid by the Company. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as open-ended management investment companies. The names in bold in the table below are the diversified, open-ended management investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a Statement of Assets and Liabilities, including a Schedule of Portfolio Investments, as of December 31, 2017 and related Statements of Operations and Changes in Net Assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

AMERICAN BEACON ADVISORS, INC.
(AMERICAN BEACON)
American Beacon Bridgeway Large Cap
Growth Fund/(au)/

ANCHOR SERIES TRUST (AST)/(A)/
AST SA BlackRock Multi-Asset Income        AST SA Wellington Growth Portfolio
Portfolio Class 3                          Class 3/(aw)/
AST SA Edge Asset Allocation               AST SA Wellington Multi-Asset
Portfolio Class 3 /(av)/                   Income Portfolio Class 3/(d)/
AST SA Wellington Capital                  AST SA Wellington Natural
Appreciation Portfolio Class 3/(b)/        Resources Portfolio Class 3/(e)/
AST SA Wellington Government and
Quality Bond Portfolio Class 3/(c)/

ARIEL FUND
Ariel Appreciation Fund Investor Class     Ariel Fund Investor Class

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST (FTVIP)
FTVIP Franklin Founding Funds              FTVIP Templeton Global Asset
Allocation VIP Fund Class 2                Allocation Fund
FTVIP Franklin Income VIP Fund Class 2

GOLDMAN SACHS VARIABLE INSURANCE
TRUST (GOLDMAN SACHS VIT)
Goldman Sachs VIT Government Money
Market Fund Service Class

INVESCO VARIABLE INSURANCE FUNDS
(INVESCO V.I.)
Invesco V.I. Balanced-Risk Commodity       Invesco V.I. Growth and Income
Strategy Fund Class R5                     Fund Series II
Invesco V.I. Comstock Fund Series II

LORD ABBETT SERIES FUND, INC. (LORD
ABBETT FUND)
Lord Abbett Fund Growth and Income
Portfolio Class VC

NEUBERGER BERMAN ADVISERS MANAGEMENT
TRUST (NEUBERGER BERMAN AMT)
Neuberger Berman AMT Guardian Trust

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEASONS SERIES TRUST (SST)/(A)/
SST SA Allocation Balanced Portfolio   SST SA Allocation Moderate Portfolio
Class 3/(f)/                           Class 3/(i)/
SST SA Allocation Growth Portfolio     SST SA Putnam Asset Allocation
Class 3/(g)/                           Diversified Growth Portfolio
                                       Class 3/(j)/
SST SA Allocation Moderate Growth      SST SA Wellington Real Return
Portfolio Class 3/(h)/                 Portfolio Class 3/(k)/

SUNAMERICA MUTUAL FUNDS
(SUNAMERICA)/(A)/
SunAmerica 2020 High Watermark Fund
Class I/(az)/

SUNAMERICA SERIES TRUST (SAST)/(A)/
SAST Invesco VCP Value Portfolio       SAST SA JPMorgan Equity-Income
Class 3/(l)/                           Portfolio Class 3/(ae)/
SAST SA AB Growth Portfolio Class 3    SAST SA JPMorgan Global Equities
                                       Portfolio Class 3/(af)/
SAST SA AB Small & Mid Cap Value       SAST SA JPMorgan MFS Core Bond
Portfolio Class 3/(m)/                 Portfolio Class 3
SAST SA American Funds Asset           SAST SA JPMorgan Mid-Cap Growth
Allocation Portfolio Class 3/(n)/      Portfolio Class 3/(ag)/
SAST SA American Funds Global Growth   SAST SA Legg Mason BW Large Cap Value
Portfolio Class 3/(o)/                 Portfolio Class 3
SAST SA American Funds Growth          SAST SA MFS Blue Chip Growth
Portfolio Class 3/(p)/                 Portfolio Class 3/(ah)/
SAST SA American Funds Growth-Income   SAST SA MFS Massachusetts Investors
Portfolio Class 3/(q)/                 Trust Portfolio Class 3
SAST SA American Funds VCP Managed     SAST SA MFS Telecom Utility Portfolio
Asset Allocation Portfolio             Class 3/(ai)/
Class 3/(r)/
SAST SA BlackRock VCP Global Multi     SAST SA MFS Total Return Bond
Asset Portfolio Class 3/(s)/           Portfolio Class 3
SAST SA Boston Company Capital Growth  SAST SA Morgan Stanley International
Portfolio Class 3/(t)/                 Equities Portfolio Class 3/(aj)/
SAST SA Columbia Technology Portfolio  SAST SA Oppenheimer Main Street Large
Class 3/(u)/                           Cap Portfolio Class 3/(ak)/
SAST SA DFA Ultra Short Bond           SAST SA PIMCO VCP Tactical Balanced
Portfolio Class 3/(v)/                 Portfolio Class 3/(al)/
SAST SA Dogs of Wall Street Portfolio  SAST SA PineBridge High-Yield Bond
Class 3/(w)/                           Portfolio Class 3/(am)/
SAST SA Federated Corporate Bond       SAST SA Putnam International Growth
Portfolio Class 3/(x)/                 and Income Portfolio Class 3/(an)/
SAST SA Franklin Foreign Value         SAST SA Pyramis Real Estate Portfolio
Portfolio Class 3/(y)/                 Class 3/(ao)/
SAST SA Franklin Small Company Value   SAST SA Schroder's VCP Global
Portfolio Class 3/(z)/                 Allocation Portfolio Class 3/(ap)/
SAST SA Goldman Sachs Global Bond      SAST SA T. Rowe Price VCP Balanced
Portfolio Class 3/(aa)/                Portfolio Class 3
SAST SA Invesco Growth Opportunities   SAST SA VCP Dynamic Allocation
Portfolio Class 3/(ab)/                Portfolio Class 3/(aq)/
SAST SA Janus Focused Growth           SAST SA VCP Dynamic Strategy
Portfolio Class 3                      Portfolio Class 3/(ar)/
SAST SA JPMorgan Balanced Portfolio    SAST SA WellsCap Aggressive Growth
Class 3/(ac)/                          Portfolio Class 3/(as)/
SAST SA JPMorgan Emerging Markets      SAST SA Large Cap Index Portfolio
Portfolio Class 3/(ad)/                Class 3 /(ay)/
SAST SA Fixed Income Index Portfolio   SAST SA Legg Mason Tactical
Class 3/(ax)/                          Opportunities Portfolio Class 3 /(ay)/
SAST SA Goldman Sachs Multi-Asset      SAST SA Mid Cap Index Portfolio
Insights Portfolio Class 3/(ay)/       Class 3 /(ax)/
SAST SA Index Allocation 60-40         SAST SA Small Cap Index Portfolio
Portfolio Class 3/(ax)/                Class 3 /(ax)/
SAST SA Index Allocation 80-20         SAST T Rowe Price Asset Allocation
Portfolio Class 3/(ax)/                Growth Portfolio Class 3/(ay)/
SAST SA Index Allocation 90-10         SAST SA VCP Index Allocation
Portfolio Class 3/(ax)/                Portfolio Class 3 /(ay)/
SAST SA International Index Portfolio
Class 3/(ax)/

T. ROWE PRICE EQUITY SERIES, INC. (T.
ROWE PRICE)
T. Rowe Price Retirement 2015 Advisor  T. Rowe Price Retirement 2040 Advisor
Class                                  Class
T. Rowe Price Retirement 2020 Advisor  T. Rowe Price Retirement 2045 Advisor
Class                                  Class
T. Rowe Price Retirement 2025 Advisor  T. Rowe Price Retirement 2050 Advisor
Class                                  Class
T. Rowe Price Retirement 2030 Advisor  T. Rowe Price Retirement 2055 Advisor
Class                                  Class
T. Rowe Price Retirement 2035 Advisor  T. Rowe Price Retirement 2060 Advisor
Class                                  Class

VALIC COMPANY I/(AT)/
VALIC Company I Asset Allocation Fund  VALIC Company I International
                                       Equities Index Fund
VALIC Company I Blue Chip Growth Fund  VALIC Company I International
                                       Government Bond Fund
VALIC Company I Broad Cap Value Fund   VALIC Company I International Growth
                                       Fund
VALIC Company I Capital Conservation   VALIC Company I Large Cap Core Fund
Fund
VALIC Company I Core Equity Fund       VALIC Company I Large Cap Growth Fund
VALIC Company I Dividend Value Fund    VALIC Company I Large Capital Growth
                                       Fund
VALIC Company I Dynamic Allocation     VALIC Company I Mid Cap Index Fund
Fund
VALIC Company I Emerging Economies     VALIC Company I Mid Cap Strategic
Fund                                   Growth Fund
VALIC Company I Foreign Value Fund     VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Global Real Estate     VALIC Company I Science & Technology
Fund                                   Fund
VALIC Company I Global Social          VALIC Company I Small Cap Aggressive
Awareness Fund                         Growth Fund
VALIC Company I Global Strategy Fund   VALIC Company I Small Cap Fund
VALIC Company I Government Money       VALIC Company I Small Cap Index Fund
Market I Fund
VALIC Company I Government Securities  VALIC Company I Small Cap Special
Fund                                   Values Fund
VALIC Company I Growth & Income Fund   VALIC Company I Small Mid Growth Fund
VALIC Company I Growth Fund            VALIC Company I Stock Index Fund
VALIC Company I Health Sciences Fund   VALIC Company I Value Fund
VALIC Company I Inflation Protected
Fund

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

VALIC COMPANY II/(AT)/
VALIC Company II Aggressive Growth
Lifestyle Fund                         VALIC Company II Mid Cap Growth Fund
VALIC Company II Capital Appreciation
Fund                                   VALIC Company II Mid Cap Value Fund
VALIC Company II Conservative Growth   VALIC Company II Moderate Growth
Lifestyle Fund                         Lifestyle Fund
VALIC Company II Core Bond Fund        VALIC Company II Small Cap Growth Fund
VALIC Company II Government Money
Market II Fund                         VALIC Company II Small Cap Value Fund
VALIC Company II High Yield Bond Fund  VALIC Company II Socially Responsible
                                       Fund
VALIC Company II International
Opportunities Fund                     VALIC Company II Strategic Bond Fund
VALIC Company II Large Cap Value Fund

(a)These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Seasons Series Trust, SunAmerica Mutual Funds and SunAmerica Series Trust.
(b)Formerly AST Capital Appreciation Portfolio.
(c)Formerly AST Government and Quality Bond Portfolio.
(d)Formerly AST Strategic Multi-Asset Portfolio. For the periods September 26, 2016 (commencement of operations) to December 31, 2016 and January 1, 2017 to December 31, 2017.
(e)Formerly AST Natural Resources Portfolio.
(f)Formerly SST Allocation Balanced Portfolio.
(g)Formerly SST Allocation Growth Portfolio.
(h)Formerly SST Allocation Moderate Growth Portfolio.
(i)Formerly SST Allocation Moderate Portfolio.
(j)Formerly SST Asset Allocation Diversified Growth Portfolio. For the periods September 26, 2016 (commencement of operations) to December 31, 2016 and January 1, 2017 to December 31, 2017.
(k)Formerly SST Real Return Portfolio.
(l)Formerly SAST VCP Value Portfolio.
(m)Formerly SAST Small & Mid Cap Value Portfolio.
(n)Formerly SAST American Funds Asset Allocation Portfolio.
(o)Formerly SAST American Funds Global Growth Portfolio.
(p)Formerly SAST American Funds Growth Portfolio.
(q)Formerly SAST American Funds Growth-Income Portfolio.
(r)Formerly SAST VCP Managed Asset Allocation SAST Portfolio.
(s)Formerly SAST BlackRock VCP Global Multi-Asset Portfolio.
(t)Formerly SAST Capital Growth Portfolio.
(u)Formerly SAST Technology Portfolio.
(v)Formerly SAST Ultra Short Bond Portfolio.
(w)Formerly SAST Dogs of Wall Street Portfolio.
(x)Formerly SAST Corporate Bond Portfolio.
(y)Formerly SAST Foreign Value Portfolio.
(z)Formerly SAST Small Company Value Portfolio.
(aa)Formerly SAST Global Bond Portfolio.
(ab)Formerly SAST Growth Opportunities Portfolio.
(ac)Formerly SAST Balanced Portfolio.
(ad)Formerly SAST Emerging Markets Portfolio.
(ae)Formerly SAST Growth-Income Portfolio.
(af)Formerly SAST Global Equities Portfolio.
(ag)Formerly SAST Mid-Cap Growth Portfolio.
(ah)Formerly SAST Blue Chip Growth Portfolio.
(ai)Formerly SAST Telecom Utility Portfolio.
(aj)Formerly SAST International Diversified Equities Portfolio.
(ak)Formerly SAST Equity Opportunities Portfolio.
(al)Formerly SAST VCP Total Return Balanced Portfolio.
(am)Formerly SAST High-Yield Bond Portfolio.
(an)Formerly SAST International Growth and Income Portfolio.
(ao)Formerly SAST Real Estate Portfolio.
(ap)Formerly SAST Schroder's VCP Global Allocation Portfolio.
(aq)Formerly SAST Dynamic Allocation Portfolio.
(ar)Formerly SAST Dynamic Strategy Portfolio.
(as)Formerly SAST Aggressive Growth Portfolio.
(at)These are affiliated investment companies. The Company serves as the investment advisor to VALIC Company I and II series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of the Company, serves as the transfer agent and accounting services agent to VALIC Company I and II series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as investment sub-advisor to certain underlying mutual funds of each series.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


(au)The American Beacon Holland Large Cap Growth Fund, in operation for the periods January 1, 2016 to December 31, 2016 and January 1, 2017 to December 15, 2017 (cessation of operations) merged into the American Beacon Bridgeway Large Cap Growth Fund, in operation for the period December 15, 2017 (commencement of operations) to December 31, 2017.
(av)Formerly AST Asset Allocation Portfolio
(aw)Formerly AST Growth Portfolio
(ax)For the period February 3, 2017 (commencement of operations) to December 31, 2017.
(ay)For the period October 9, 2017 (commencement of operations) to December 31, 2017.
(az)For the periods January 1, 2016 to December 31, 2016 and January 1, 2017 to October 31, 2017 (cessation of operations).

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's General Account and not included in these financial statements. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part of the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICY

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

INVESTMENTS: Investments in mutual funds are valued at their closing net asset value per share as determined by the respective mutual funds, which generally value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

RESERVES FOR ANNUITY CONTRACTS IN PAYOUT: Net assets allocated to contracts in the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

Participants are able to elect assumed interest rates between 3.00 and
6.00 percent in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account, if any, are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

ACCUMULATION UNIT: This is the basic valuation unit used to calculate the contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3. FAIR VALUE MEASUREMENTS

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

..   Level 1-- Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

..   Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other that quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2017 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year. As such, no transfers between fair value hierarchy levels occurred during the year. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2017, and respective hierarchy levels.

4. EXPENSES

Expense charges are applied against the current value of the Separate Account and are paid as follows:

SEPARATE ACCOUNT ANNUAL CHARGES: Deductions for the mortality and expense risk charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued and funds selected. Expense charges for each product are as follows:

                                        Separate Account Annual
              Products                  Charges
              --------                  ------------------------
              Equity Director           1.60% - 2.10%

              GTS-VA                    0.85% on the first
                                        $10 million

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                        0.425% on the next
                                        $90 million
                                        0.21% on the excess over
                                        $100 million

              GUP                       1.00%

              IMPACT                    0.15% - 1.00%

              Independence Plus         0.15% - 1.00%

              Polaris Choice Elite      1.65% - 1.90%

              Polaris Platinum Elite    1.30% - 1.55% prior to
                                        May 1, 2017

              Polaris Platinum Elite    1.15% - 1.55% after
                                        May 1, 2017

              Portfolio Director        0.15% - 1.25%

              Portfolio Director Group
                Unallocated VA          0.00%

              Potentia                  0.95% - 1.45%

Mortality and expense risk charges of the Separate Account products (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

              Products                  Expense Limitations
              --------                  ------------------------
              GTS-VA                    0.6966% on the first
                                        $25,434,267
                                        0.50% on the first
                                        $74,565,733
                                        0.25% on the excess over
                                        $100 million

              GUP                       1.4157% on the first
                                        $359,065,787
                                        1.36% on the next
                                        $40,934,213
                                        1.32% on the excess over
                                        $400 million

CONTRACT MAINTENANCE CHARGE: During the accumulation phase, an annual contract maintenance charge is assessed by the Company on the contract anniversary. In the event of a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A contract maintenance charge of $3.75 is assessed on each contract (except those relating to GUP and GTS- VA, contracts within the Impact product are assessed a $30 annual maintenance charge and contracts within the Polaris Platinum Elite product are assessed a $50 annual maintenance charge) by the Company on the last day of the calendar quarter in which the Company receives the first purchase payment, and in quarterly installments thereafter during the accumulation period.

WITHDRAWAL CHARGE: A withdrawal charge is applicable to certain contract withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS: Certain of the Funds or their affiliates have an agreement with the Company to pay the Company for administrative and shareholder services provided to the underlying Fund. The Company applied these payments to reduce its charges to the sub-account investing in that Fund. In addition, the Company currently reimburses or credits certain sub-accounts a portion of the Company's mortality and expense risk charges. Such crediting arrangements are voluntary, and may be changed by the Company at any time. The reimbursements are included on the reimbursement of expenses line of the Statements of Operations and Changes in Net Assets.

The expense reimbursements are credited at the annual rate of 0.25 percent.

SALES AND ADMINISTRATIVE CHARGE: Certain purchase payments to certain products are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payment received. These charges are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

PREMIUM TAX CHARGE: Certain states charge taxes on purchase payments up to a maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the Separate Account. Otherwise, such tax will be deducted from the account value when annuity payments begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) CHARGE: The Charges for the GMWB rider are assessed quarterly on all policies that have elected this option. The annualized charges by GMWB rider and by product are as follows:

                                                         ANNUALIZED GMWB CHARGE FOR CONTRACTS ISSUED:
                                        -------------------------------------------------------------------------------
  GMWB RIDER           PRODUCTS                 BEFORE OCTOBER 9. 2017               ON OR AFTER OCTOBER 9. 2017
  ----------    ----------------------- --------------------------------------- ---------------------------------------
Polaris Income  Polaris Choice Elite    0.60% to 2.20% for one covered person   0.60% to 2.20% for one covered person
Builder         Polaris Platinum Elite  0.60% to 2.70% for two covered persons  0.60% to 2.70% for two covered persons
Polaris Income  Polaris Choice Elite    0.60% to 2.20% for one covered person   0.60% to 2.50% for one covered person
Plus            Polaris Platinum Elite  0.60% to 2.70% for two covered persons  0.60% to 2.50% for two covered persons
Polaris Income  Polaris Choice Elite    0.60% to 2.20% for one covered person   0.60% to 2.50% for one covered person
Plus Daily      Polaris Platinum Elite  0.60% to 2.70% for two covered persons  0 60% to 2.50% for two covered persons
IncomeLock (1)  Portfolio Director      0 60% to 0.90% for one covered person   Not applicable
                Equity Director         Not available for two covered persons   Not applicable
IncomeLock      Portfolio Director      0.60% to 2.20% for one covered person   Not applicable
Plus (2)        Equity Director         0.60% to 2.70% FOR two covered persons  Not applicable

(1)IncomeLock was not available to contracts issued after July 2, 2012.
(2)IncomeLock Plus was not available to contracts issued after January 2, 2017.

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                         Cost of   Proceeds from
Sub-accounts                                                            Purchases      Sales
------------                                                           ----------- -------------
American Beacon Bridgeway Large Cap Growth Fund                        $67,579,536 $    709,317
American Beacon Holland Large Cap Growth Fund I Investor Class          30,422,112   74,521,668
AST SA BlackRock Multi-Asset Income Portfolio Class 3                      363,516        5,300
AST SA Edge Asset Allocation Portfolio Class 3                              34,855          341
AST SA Wellington Capital Appreciation Portfolio Class 3                   152,247       88,550
AST SA Wellington Government and Quality Bond Portfolio Class 3            825,123       82,755
AST SA Wellington Growth Portfolio Class 3                                   5,701           43
AST SA Wellington Multi-Asset Income Portfolio Class 3                     179,597       14,433
AST SA Wellington Natural Resources Portfolio Class 3                       13,507        2,314
Ariel Appreciation Fund Investor Class                                  60,191,247  117,238,202
Ariel Fund Investor Class                                               30,938,435   60,300,298
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2                      509           53
FTVIP Franklin Income VIP Fund Class 2                                     228,594      170,451
Goldman Sachs VIT Government Money Market Fund Service Class             1,663,375    1,588,025
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5             18,171,434   20,511,826
Invesco V.I. Comstock Fund Series II                                       191,451       82,345
Invesco V.I. Growth and Income Fund Series II                              202,837       70,773
Lord Abbett Fund Growth and Income Portfolio Class VC                       35,343        1,769
SST SA Allocation Balanced Portfolio Class 3                             1,301,769      787,890
SST SA Allocation Growth Portfolio Class 3                                 931,329       31,510
SST SA Allocation Moderate Growth Portfolio Class 3                        896,055      288,428
SST SA Allocation Moderate Portfolio Class 3                             1,347,710       40,584
SST SA Putnam Asset Allocation Diversified Growth Portfolio Class 3        616,007       97,767
SST SA Wellington Real Return Portfolio Class 3                            704,407       31,182
SunAmerica 2020 High Watermark Fund Class I                                     44    7,513,090
SAST Invesco VCP Value Portfolio Class 3                                 6,538,492      361,121
SAST SA AB Growth Portfolio Class 3                                        105,515       27,747
SAST SA AB Small & Mid Cap Value Portfolio Class 3                         275,032       18,044
SAST SA American Funds Asset Allocation Portfolio Class 3                8,721,371      333,695
SAST SA American Funds Global Growth Portfolio Class 3                     272,405       73,826
SAST SA American Funds Growth Portfolio Class 3                            391,900       58,055
SAST SA American Funds Growth-Income Portfolio Class 3                     753,595       48,978
SAST SA American Funds VCP Managed Asset Allocation Portfolio Class 3   13,942,635      781,188
SAST SA BlackRock VCP Global Multi Asset Portfolio Class 3               8,178,195      326,457
SAST SA Boston Company Capital Growth Portfolio Class 3                     60,120       39,611
SAST SA Columbia Technology Portfolio Class 3                              128,133       14,715
SAST SA DFA Ultra Short Bond Portfolio Class 3                             319,651       24,074
SAST SA Dogs of Wall Street Portfolio Class 3                              672,772      160,974
SAST SA Federated Corporate Bond Portfolio Class 3                       1,076,389      101,439
SAST SA Fixed Income Index Portfolio Class 3                                42,584           46
SAST SA Franklin Foreign Value Portfolio Class 3                            90,130       38,860
SAST SA Franklin Small Company Value Portfolio Class 3                      96,194       13,379
SAST SA Goldman Sachs Global Bond Portfolio Class 3                        639,251       61,361
SAST SA Goldman Sachs Multi-Asset Insights Portfolio Class 3                15,031           32
SAST SA Index Allocation 60-40 Portfolio Class 3                           432,092        3,891
SAST SA Index Allocation 80-20 Portfolio Class 3                         1,579,415       11,828
SAST SA Index Allocation 90-10 Portfolio Class 3                         6,907,961      733,721
SAST SA International Index Portfolio Class 3                                9,122           67
SAST SA Invesco Growth Opportunities Portfolio Class 3                      30,500        1,237
SAST SA Janus Focused Growth Portfolio Class 3                              63,466       24,773
SAST SA JPMorgan Balanced Portfolio Class 3                                490,075       42,180
SAST SA JPMorgan Emerging Markets Portfolio Class 3                         45,324       35,945
SAST SA JPMorgan Equity-Income Portfolio Class 3                           235,831       82,851
SAST SA JPMorgan Global Equities Portfolio Class 3                           2,595           41
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                         1,403,507      106,958
SAST SA JPMorgan Mid-Cap Growth Portfolio Class 3                           82,246        8,020
SAST SA Large Cap Index Portfolio Class 3                                    3,654            1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3                    172,939       54,641
SAST SA Legg Mason Tactical Opportunities Portfolio Class 3                 28,050           18
SAST SA MFS Blue Chip Growth Portfolio Class 3                             123,040       74,770
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3                183,312       79,694
SAST SA MFS Telecom Utility Portfolio Class 3                                4,067       11,279

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)


                                                                    Cost of    Proceeds from
Sub-accounts                                                       Purchases       Sales
------------                                                      ------------ -------------
SAST SA MFS Total Return Bond Portfolio Class 3                   $    339,505 $     95,233
SAST SA Mid Cap Index Portfolio Class 3                                 22,804            6
SAST SA Morgan Stanley International Equities Portfolio Class 3        144,983       64,545
SAST SA Oppenheimer Main Street Large Cap Portfolio Class 3            121,639       62,363
SAST SA PIMCO VCP Tactical Balanced Portfolio Class 3                5,571,759      424,653
SAST SA PineBridge High-Yield Bond Portfolio Class 3                   315,277       19,054
SAST SA Putnam International Growth and Income Portfolio Class 3        30,531       13,158
SAST SA Pyramis Real Estate Portfolio Class 3                           52,101        2,711
SAST SA Schroder's VCP Global Allocation Portfolio Class 3           6,515,937      305,173
SAST SA Small Cap Index Portfolio Class 3                                7,316            2
SAST SA T. Rowe Price Asset Allocation Growth Portfolio Class 3         25,591            7
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3                 8,843,082      451,094
SAST SA VCP Dynamic Allocation Portfolio Class 3                    12,753,479    2,710,513
SAST SA VCP Dynamic Strategy Portfolio Class 3                      10,581,471    1,680,455
SAST SA VCP Index Allocation Portfolio Class 3                         324,061        1,767
SAST SA WellsCap Aggressive Growth Portfolio Class 3                    15,641       14,915
T. Rowe Price Retirement 2015 Advisor Class                          6,855,270    5,034,986
T. Rowe Price Retirement 2020 Advisor Class                         10,497,314    3,820,739
T. Rowe Price Retirement 2025 Advisor Class                          9,806,246    2,088,705
T. Rowe Price Retirement 2030 Advisor Class                         11,713,610    1,708,620
T. Rowe Price Retirement 2035 Advisor Class                          9,219,226    1,404,304
T. Rowe Price Retirement 2040 Advisor Class                          9,076,475    1,149,303
T. Rowe Price Retirement 2045 Advisor Class                          6,496,594    1,003,613
T. Rowe Price Retirement 2050 Advisor Class                          4,941,231      220,148
T. Rowe Price Retirement 2055 Advisor Class                          2,458,176       32,968
T. Rowe Price Retirement 2060 Advisor Class                          1,350,572      224,976
VALIC Company I Asset Allocation Fund                               11,258,217   18,463,926
VALIC Company I Blue Chip Growth Fund                               70,103,128   85,049,675
VALIC Company I Broad Cap Value Fund                                 8,543,392    8,092,310
VALIC Company I Capital Conservation Fund                           36,117,666   24,949,026
VALIC Company I Core Equity Fund                                    12,073,611   25,332,089
VALIC Company I Dividend Value Fund                                188,215,498  162,560,418
VALIC Company I Dynamic Allocation Fund                              7,564,562   31,627,011
VALIC Company I Emerging Economies Fund                             68,578,869   90,209,389
VALIC Company I Foreign Value Fund                                  47,992,938   74,343,094
VALIC Company I Global Real Estate Fund                             43,719,415   76,520,700
VALIC Company I Global Social Awareness Fund                        18,895,677   39,916,017
VALIC Company I Global Strategy Fund                                16,115,026   60,803,690
VALIC Company I Government Money Market I Fund                      77,092,439  102,738,603
VALIC Company I Government Securities Fund                          16,005,009   21,543,316
VALIC Company I Growth & Income Fund                                22,675,197   22,321,386
VALIC Company I Growth Fund                                        170,458,954   74,159,628
VALIC Company I Health Sciences Fund                                95,179,144  107,018,950
VALIC Company I Inflation Protected Fund                            80,742,716   37,261,662
VALIC Company I International Equities Index Fund                  327,395,352   86,907,139
VALIC Company I International Government Bond Fund                  31,649,605   51,316,775
VALIC Company I International Growth Fund                           16,955,582   47,451,370
VALIC Company I Large Cap Core Fund                                 20,435,050   18,328,199
VALIC Company I Large Capital Growth Fund                           18,753,794   38,256,321
VALIC Company I Mid Cap Index Fund                                 350,996,522  364,832,910
VALIC Company I Mid Cap Strategic Growth Fund                       22,064,257   26,735,402
VALIC Company I Nasdaq-100 Index Fund                               52,727,739   27,118,216
VALIC Company I Science & Technology Fund                           99,257,542   80,666,529
VALIC Company I Small Cap Aggressive Growth Fund                    15,600,724   19,107,298
VALIC Company I Small Cap Fund                                      27,778,122   41,560,050
VALIC Company I Small Cap Index Fund                               102,862,098  122,860,858
VALIC Company I Small Cap Special Values Fund                       28,095,569   44,413,942
VALIC Company I Small Mid Growth Fund                                9,533,105   13,605,031
VALIC Company I Stock Index Fund                                   409,624,145  401,125,993
VALIC Company I Value Fund                                           3,384,028   14,032,475
VALIC Company II Aggressive Growth Lifestyle Fund                   63,063,904   40,650,648
VALIC Company II Capital Appreciation Fund                           6,711,239    6,291,626
VALIC Company II Conservative Growth Lifestyle Fund                 31,378,363   36,548,246
VALIC Company II Core Bond Fund                                    189,165,299   76,499,198
VALIC Company II Government Money Market II Fund                    45,640,466   56,012,238
VALIC Company II High Yield Bond Fund                               85,334,676   52,449,287
VALIC Company II International Opportunities Fund                   62,210,945   67,907,686
VALIC Company II Large Cap Value Fund                               20,222,619   46,618,771

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                  Cost of    Proceeds from
Sub-accounts                                                     Purchases       Sales
------------                                                    ------------ -------------
VALIC Company II Mid Cap Growth Fund                            $ 14,494,643 $  9,810,854
VALIC Company II Mid Cap Value Fund                               64,428,507  171,123,593
VALIC Company II Moderate Growth Lifestyle Fund                  100,300,311   75,678,714
VALIC Company II Small Cap Growth Fund                            34,281,420   12,620,617
VALIC Company II Small Cap Value Fund                             35,714,595  103,274,034
VALIC Company II Socially Responsible Fund                        70,221,994  107,931,356
VALIC Company II Strategic Bond Fund                              48,279,264   38,262,139
Vanguard LifeStrategy Conservative Growth Fund Investor Shares    10,565,514   12,783,344
Vanguard LifeStrategy Growth Fund Investor Shares                 18,607,770   22,717,043
Vanguard LifeStrategy Moderate Growth Fund Investor Shares        23,898,784   22,858,464
Vanguard Long-Term Investment Grade Fund Investor Shares          54,382,266   71,917,236
Vanguard Long-Term Treasury Fund Investor Shares                  11,612,076   43,366,965
Vanguard Wellington Fund Investor Shares                         162,035,454  130,732,211
Vanguard Windsor II Fund Investor Shares                         150,133,182  175,136,327

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2017, follows:

                                                     December 31, 2017                     For the Year Ended December 31, 2017
                                         ----------------------------------------------  ----------------------------------------
                                                                                         Investment Expense Ratio   Total Return
                                                     Unit Value ($)/(a)/                   Income      (%)/(d)/       (%)/(e)/
                                                     -------------------      Net          Ratio    -------------- --------------
Sub-accounts                                Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest Highest
------------                             ----------- ------    -------   --------------  ---------- ------ ------- ------ -------
American Beacon Bridgeway Large Cap
  Growth Fund                             65,555,598             1.01      66,441,706       0.00     0.40   1.85    1.33    1.38
American Beacon Holland Large Cap
  Growth Fund I Investor Class                30,239  1.32       2.27          78,594       0.07     0.80   1.00   21.60   25.49
AST SA BlackRock Multi-Asset Income
  Portfolio Class 3                           38,503 11.74      11.96         457,385       3.02     1.15   1.55    4.52   19.61
AST SA Edge Asset Allocation Portfolio
  Class 3                                      1,804            18.36          33,128       2.38            1.30           12.01
AST SA Wellington Capital Appreciation
  Portfolio Class 3                           36,697 29.04      31.04       1,128,049       0.00     1.30   1.90   29.96   30.74
AST SA Wellington Government and
  Quality Bond Portfolio Class 3             177,337 11.46      12.71       2,195,706       1.53     1.15   1.90   -0.01   27.13
AST SA Wellington Growth Portfolio
  Class 3                                        331            18.52           6,122       0.72            1.55           17.65
AST SA Wellington Multi-Asset Income
  Portfolio Class 3                           14,929 11.32      11.38         169,675       0.12     1.15   1.55   14.28   14.74
AST SA Wellington Natural Resources
  Portfolio Class 3                            2,950  9.30       9.52          27,938       2.85     1.30   1.55   13.01   13.30
Ariel Appreciation Fund Investor Class    98,592,900  1.87       2.20     371,011,142       0.76     0.40   1.85   13.00   14.64
Ariel Fund Investor Class                113,721,677  1.93       2.09     446,661,921       0.68     0.40   1.85   13.77   15.42
FTVIP Franklin Founding Funds
  Allocation VIP Fund Class 2                    283            14.55           4,124       2.62            1.30           10.54
FTVIP Franklin Income VIP Fund
  Class 2                                     52,202 14.81      15.34         739,389       4.10     1.30   1.65    8.26   10.69
Goldman Sachs VIT Government Money
  Market Fund Service Class                   25,497  9.80       9.86         250,713       0.79     1.15   1.55   -1.37   -1.03
Invesco V.I. Balanced-Risk Commodity
  Strategy Fund Class R5                 301,492,189  0.64       0.70     202,795,328       0.03     0.40   1.85    2.97    4.47
Invesco V.I. Comstock Fund Series II          59,903 18.26      19.39       1,148,183       2.04     1.30   1.90   15.37   16.06
Invesco V.I. Growth and Income Fund
  Series II                                   67,621 18.50      19.65       1,314,135       1.36     1.30   1.90   11.90   12.57
Lord Abbett Fund Growth and Income
  Portfolio Class VC                           8,155 16.28      16.63         124,750       1.46     1.30   1.55   15.06   15.41
SST SA Allocation Balanced Portfolio
  Class 3                                     66,966 15.39      16.11       1,048,256       2.14     1.15   1.55    3.00    8.83
SST SA Allocation Growth Portfolio
  Class 3                                     86,388 17.05      17.88       1,502,872       1.24     1.15   1.55    6.88   16.02
SST SA Allocation Moderate Growth
  Portfolio Class 3                           88,920 15.81      16.80       1,439,760       1.66     1.15   1.65    6.06   13.27
SST SA Allocation Moderate Portfolio
  Class 3                                    136,804 15.88      16.66       2,211,165       2.00     1.15   1.55    5.07   11.55
SST SA Putnam Asset Allocation
  Diversified Growth Portfolio Class 3        41,090 12.13      12.19         500,336       1.48     1.15   1.55   17.65   18.12
SST SA Wellington Real Return Portfolio
  Class 3                                    102,432 10.98      11.84       1,180,311       2.81     1.15   1.90    0.02   18.42
SunAmerica 2020 High Watermark Fund
  Class I                                         --  1.14       1.20              --       0.00     0.85   1.25    1.57    1.91
SAST Invesco VCP Value Portfolio
  Class 3                                  1,291,189 13.22      13.47      17,272,557       0.98     1.15   1.55    8.30   34.68
SAST SA AB Growth Portfolio Class 3           13,868 24.72      25.65         355,077       0.00     1.30   1.65   29.52   29.97
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                           25,769 22.56      24.50         613,193       0.12     1.15   1.90    4.05   10.68
SAST SA American Funds Asset
  Allocation Portfolio Class 3               653,413 17.48      31.76      11,879,037       0.91     1.15   1.65    7.76   14.00
SAST SA American Funds Global
  Growth Portfolio Class 3                    44,254 19.98      21.73         933,189       0.99     1.15   1.90    4.83   28.64
SAST SA American Funds Growth
  Portfolio Class 3                           42,455 20.74      22.51         928,454       0.44     1.15   1.90    2.26   25.54
SAST SA American Funds Growth-
  Income Portfolio Class 3                    86,728 19.47      20.58       1,738,836       1.70     1.15   1.65    3.08   20.04
SAST SA American Funds VCP
  Managed Asset Allocation Portfolio
  Class 3                                  2,576,285 13.81      14.17      36,220,476       0.82     1.15   1.65    5.54   12.59
SAST SA BlackRock VCP Global Multi
  Asset Portfolio Class 3                  1,843,729 11.43      11.54      21,210,431       0.01     1.15   1.65   10.21   10.76
SAST SA Boston Company Capital
  Growth Portfolio Class 3                    29,288 17.44      18.60         538,798       0.09     1.30   1.90   21.17   21.89
SAST SA Columbia Technology
  Portfolio Class 3                            7,031 27.02      27.63         190,104       0.00     1.15   1.30   -3.88   33.11
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                           56,923  8.59       9.10         505,905       0.03     1.15   1.65   -9.04   -1.18
SAST SA Dogs of Wall Street Portfolio
  Class 3                                     74,886 24.47      26.08       1,938,614       2.25     1.30   1.90   16.30   17.00
SAST SA Federated Corporate Bond
  Portfolio Class 3                          176,949 16.11      18.13       3,117,512       4.51     1.15   1.90    1.06    6.05
SAST SA Fixed Income Index Portfolio
  Class 3                                      4,255            10.02          42,630       0.00     1.15   1.30    0.16    0.20
SAST SA Franklin Foreign Value
  Portfolio Class 3                           44,335 11.58      12.57         539,649       2.68     1.15   1.90   19.18   25.74
SAST SA Franklin Small Company
  Value Portfolio Class 3                     16,956 18.51      20.10         330,857       0.39     1.15   1.90    1.81    7.49
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                          123,240 12.02      12.94       1,552,906       2.98     1.15   1.90    3.21   29.41
SAST SA Goldman Sachs Multi-Asset
  Insights Portfolio Class 3                   1,461            10.30          15,048       0.00            1.15            2.99
SAST SA Index Allocation 60-40
  Portfolio Class 3                           39,466 10.97      11.01         433,934       0.45     1.15   1.55    9.67   10.06
SAST SA Index Allocation 80-20
  Portfolio Class 3                          142,179 11.27      11.31       1,606,337       0.97     1.15   1.55   12.69   13.09
SAST SA Index Allocation 90-10
  Portfolio Class 3                          563,893 11.44      11.48       6,466,080       1.02     1.15   1.55   14.37   14.78
SAST SA International Index Portfolio
  Class 3                                        880            10.34           9,104       0.00            1.30            3.44
SAST SA Invesco Growth Opportunities
  Portfolio Class 3                            2,940 22.12      22.63          65,349       0.00     1.15   1.30    3.18   22.94
SAST SA Janus Focused Growth
  Portfolio Class 3                           17,257 19.17      20.43         348,761       0.00     1.30   1.90   27.39   28.16
SAST SA JPMorgan Balanced Portfolio
  Class 3                                     59,487 17.91      18.69       1,092,156       1.50     1.15   1.55    2.94   12.52
SAST SA JPMorgan Emerging Markets
  Portfolio Class 3                           20,297 12.93      13.77         277,098       1.88     1.30   1.90   39.26   40.10
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                           67,111 18.96      20.68       1,335,206       2.04     1.15   1.90    6.77   15.78
SAST SA JPMorgan Global Equities
  Portfolio Class 3                              319            15.61           4,978       2.18            1.30           22.43
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                          240,116 13.36      14.66       3,404,288       2.39     1.15   1.90    0.51    2.27
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                            6,478 24.37      25.76         160,286       0.00     1.15   1.65    2.07   27.21
SAST SA Large Cap Index Portfolio
  Class 3                                        347            10.49           3,642       0.00            1.30            4.87
SAST SA Legg Mason BW Large Cap
  Value Portfolio Class 3                     44,911 18.15      19.26         855,318       1.58     1.30   1.90   18.02   18.72

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                   December 31, 2017                     For the Year Ended December 31, 2017
                                       ----------------------------------------------  ----------------------------------------
                                                                                       Investment    Expense         Total
                                                   Unit Value ($)/(a)/      Net          Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                   ------------------- --------------    Ratio    -------------- --------------
Sub-accounts                              Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                           ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
SAST SA Legg Mason Tactical
  Opportunities Portfolio Class 3            2,755            10.29           28,331      0.14            1.15             2.85
SAST SA MFS Blue Chip Growth
  Portfolio Class 3                         32,737 20.03      21.93          693,096      0.49     1.15   1.90    7.08    24.34
SAST SA MFS Massachusetts Investors
  Trust Portfolio Class 3                   59,144 20.52      21.93        1,281,620      0.84     1.30   1.90   20.80    21.52
SAST SA MFS Telecom Utility
  Portfolio Class 3                          1,893            19.46           36,825      2.42            1.30            13.24
SAST SA MFS Total Return Bond
  Portfolio Class 3                         41,469 16.92      17.32          703,882      2.65     1.15   1.30    4.92    10.50
SAST SA Mid Cap Index Portfolio
  Class 3                                    2,178            10.45           22,760      0.00            1.30             4.50
SAST SA Morgan Stanley International
  Equities Portfolio Class 3                58,849 11.52      12.26          714,257      1.00     1.30   1.90   22.40    23.13
SAST SA Oppenheimer Main Street
  Large Cap Portfolio Class 3               53,832 18.75      20.42        1,066,784      0.85     1.15   1.90    3.45    14.39
SAST SA PIMCO VCP Tactical
  Balanced Portfolio Class 3             1,633,718 12.83      13.13       21,292,596      0.19     1.15   1.65   14.29    31.28
SAST SA PineBridge High-Yield Bond
  Portfolio Class 3                         39,223 15.18      16.63          630,137      7.36     1.15   1.90   -0.07    10.84
SAST SA Putnam International Growth
  and Income Portfolio Class 3              12,185 10.27      10.65          128,806      1.35     1.30   1.65   22.16    22.58
SAST SA Pyramis Real Estate Portfolio
  Class 3                                    7,236 12.85      13.13           94,373      2.68     1.30   1.55    3.51     3.77
SAST SA Schroder's VCP Global
  Allocation Portfolio Class 3           1,099,143 12.05      12.14       13,307,811      0.00     1.15   1.55   11.36    11.80
SAST SA Small Cap Index Portfolio
  Class 3                                      717            10.15            7,283      0.00            1.30             1.53
SAST SA T. Rowe Price Asset
  Allocation Growth Portfolio Class 3        2,485            10.29           25,568      0.26            1.30             2.88
SAST SA T. Rowe Price VCP Balanced
  Portfolio Class 3                      1,632,204 12.34      12.46       20,286,212      0.04     1.15   1.65   16.96    17.55
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                      4,224,848 13.85      14.48       60,636,054      1.17     1.15   1.90   10.94    17.70
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                      3,596,318 13.64      14.22       50,719,252      1.14     1.15   1.90    8.32    27.28
SAST SA VCP Index Allocation
  Portfolio Class 3                         31,649            10.39          328,875      0.32     1.15   1.30    3.91     3.95
SAST SA WellsCap Aggressive
  Growth Portfolio Class 3                   5,754 16.61      17.53           96,543      0.00     1.15   1.55    8.32    27.28
T. Rowe Price Retirement 2015 Advisor
  Class                                  6,941,929  1.16       1.18        8,061,513      1.80     0.40   1.00   11.99    12.66
T. Rowe Price Retirement 2020 Advisor
  Class                                 18,329,571  1.19       1.21       21,791,463      1.86     0.40   1.00   14.35    15.04
T. Rowe Price Retirement 2025 Advisor
  Class                                 16,182,459  1.21       1.23       19,613,699      1.75     0.40   1.00   16.21    16.91
T. Rowe Price Retirement 2030 Advisor
  Class                                 18,009,073  1.23       1.25       22,212,775      1.66     0.40   1.00   17.97    18.68
T. Rowe Price Retirement 2035 Advisor
  Class                                 14,111,849  1.25       1.27       17,629,572      1.59     0.40   1.00   19.40    20.12
T. Rowe Price Retirement 2040 Advisor
  Class                                 13,688,485  1.26       1.28       17,255,687      1.41     0.40   1.00   20.47    21.20
T. Rowe Price Retirement 2045 Advisor
  Class                                  8,755,032  1.27       1.29       11,088,785      1.41     0.40   1.00   20.86    21.59
T. Rowe Price Retirement 2050 Advisor
  Class                                  6,781,366  1.27       1.29        8,588,190      1.54     0.40   1.00   20.88    21.60
T. Rowe Price Retirement 2055 Advisor
  Class                                  3,136,305  1.26       1.29        3,969,530      1.61     0.40   1.00   20.85    21.58
T. Rowe Price Retirement 2060 Advisor
  Class                                  1,630,664             1.27        2,065,199      1.52     0.80   1.00   20.13    20.85
VALIC Company I Asset Allocation
  Fund                                  19,687,755  1.49       1.74      169,985,814      2.26     0.40   1.85   11.18    12.80
VALIC Company I Blue Chip Growth
  Fund                                 268,377,083  1.41       2.48      677,387,157      0.00     0.00   1.85   33.72    36.21
VALIC Company I Broad Cap Value
  Fund                                  23,917,635  1.94       1.98       53,146,967      1.37     0.40   1.85   15.98    17.67
VALIC Company I Capital
  Conservation Fund                     41,760,249  1.09       1.39      157,163,167      2.21     0.40   1.85    1.62     3.10
VALIC Company I Core Equity Fund        59,147,729  1.84       2.01      260,339,105      1.06     0.40   1.85   18.82    20.55
VALIC Company I Dividend Value
  Fund                                 211,950,225  1.87       2.08      749,009,037      1.85     0.40   1.85   15.91    17.60
VALIC Company I Dynamic Allocation
  Fund                                 184,019,647  1.34       1.44      256,696,371      1.84     0.40   1.85   17.98    19.74
VALIC Company I Emerging
  Economies Fund                       705,849,703  0.87       1.12      827,618,593      1.38     0.40   1.85   38.69    40.70
VALIC Company I Foreign Value Fund     557,899,484  1.08       1.23      835,931,366      1.87     0.00   1.85   14.86    17.00
VALIC Company I Global Real Estate
  Fund                                 202,170,993  1.44       1.60      305,291,918      4.25     0.40   1.85   11.76    13.39
VALIC Company I Global Social
  Awareness Fund                        62,001,730  1.59       1.76      438,775,790      1.65     0.40   1.85   20.47    22.22
VALIC Company I Global Strategy
  Fund                                 189,404,761  1.41       1.63      402,925,907      0.95     0.40   1.85   11.48    13.10
VALIC Company I Government Money
  Market I Fund                        151,958,592  0.88       1.00      298,449,002      0.37     0.40   1.85   -1.46    -0.02
VALIC Company I Government
  Securities Fund                       29,772,524  1.05       1.30      103,623,831      2.41     0.40   1.85    0.17     1.63
VALIC Company I Growth & Income
  Fund                                  27,155,285  1.75       1.94      122,471,889      1.13     0.40   1.85   18.85    20.58
VALIC Company I Growth Fund            500,617,337  2.05       2.14    1,156,870,571      0.73     0.40   1.85   27.86    29.72
VALIC Company I Health Sciences
  Fund                                 147,159,519  3.27       3.80      753,751,250      0.00     0.40   1.85   25.33    27.15
VALIC Company I Inflation Protected
  Fund                                 356,598,447  1.05       1.06      475,521,264      0.24     0.00   1.85    2.94     4.86
VALIC Company I International
  Equities Index Fund                  592,146,213  1.02       1.25    1,314,892,996      2.33     0.40   1.85   22.08    23.86
VALIC Company I International
  Government Bond Fund                  56,030,138  1.03       1.36      175,219,643      0.00     0.40   1.85    6.13     7.67
VALIC Company I International
  Growth Fund                          128,589,034  1.24       1.37      429,090,653      1.41     0.40   1.85   25.30    27.12
VALIC Company I Large Cap Core
  Fund                                  56,932,870  2.16       2.43      162,489,954      0.94     0.40   1.85   19.22    20.95
VALIC Company I Large Capital
  Growth Fund                          192,008,244  1.83       1.86      433,864,557      0.69     0.40   1.85   26.20    28.03
VALIC Company I Mid Cap Index
  Fund                                 151,102,680  2.01       2.29    3,368,306,160      1.18     0.40   1.85   13.79    15.45
VALIC Company I Mid Cap Strategic
  Growth Fund                          102,563,019  1.73       1.74      267,375,959      0.00     0.40   1.85   23.97    25.78
VALIC Company I Nasdaq-100 Index
  Fund                                 233,595,865  2.66       2.90      405,176,660      0.67     0.40   1.85   29.87    31.76
VALIC Company I Science &
  Technology Fund                      171,772,064  2.47       2.73    1,235,770,150      0.00     0.40   1.85   38.74    40.75
VALIC Company I Small Cap
  Aggressive Growth Fund                46,038,834  2.13       2.50      135,783,972      0.00     0.40   1.85   35.36    37.33
VALIC Company I Small Cap Fund          56,550,062  1.86       2.04      319,532,678      0.29     0.40   1.85   12.62    14.26
VALIC Company I Small Cap Index
  Fund                                 150,551,361  1.88       2.02    1,116,403,270      1.05     0.40   1.85   12.29    13.92
VALIC Company I Small Cap Special
  Values Fund                          108,543,231  1.97       2.26      235,467,713      1.00     0.60   1.85    9.22    10.58
VALIC Company I Small Mid Growth
  Fund                                  57,916,161  1.79       1.90      116,510,136      0.00     0.40   1.85   25.43    27.25
VALIC Company I Stock Index Fund       420,173,995  2.12      98.82    4,581,664,951      1.48     0.33   1.85   19.20    21.02
VALIC Company I Value Fund              36,999,386  1.69       1.86       92,102,037      1.70     0.40   1.85   13.23    14.88
VALIC Company II Aggressive Growth
  Lifestyle Fund                       175,049,393  1.64       1.73      597,400,403      1.79     0.15   1.60   14.42    16.09

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                December 31, 2017                     For the Year Ended December 31, 2017
                                    ----------------------------------------------  ----------------------------------------
                                                                                    Investment    Expense         Total
                                                Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net          Ratio    -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
VALIC Company II Capital
  Appreciation Fund                  19,345,424  1.86      2.04        41,498,943      0.47     0.15   1.60   21.78    23.55
VALIC Company II Conservative
  Growth Lifestyle Fund             113,512,838  1.36      3.23       339,604,862      2.57     0.35   1.60    8.50     9.86
VALIC Company II Core Bond Fund     497,723,255  1.07      1.14     1,023,246,404      2.46     0.00   1.60    2.95     4.60
VALIC Company II Government
  Money Market II Fund              101,543,860  0.90      1.02       123,795,829      0.33     0.15   1.60   -1.26     0.18
VALIC Company II High Yield Bond
  Fund                              173,436,602  1.35      1.64       495,903,122      4.63     0.15   1.60    6.20     7.75
VALIC Company II International
  Opportunities Fund                225,444,336  1.32      1.51       684,261,194      1.31     0.15   1.60   37.15    39.15
VALIC Company II Large Cap Value
  Fund                               57,219,062  1.66      1.96       203,476,187      1.32     0.15   1.60   13.23    14.88
VALIC Company II Mid Cap Growth
  Fund                               54,538,747  1.70      1.73       136,586,222      0.00     0.15   1.60   29.51    31.40
VALIC Company II Mid Cap Value
  Fund                              134,638,078  1.83      1.92       876,439,667      0.57     0.15   1.60   12.66    14.30
VALIC Company II Moderate Growth
  Lifestyle Fund                    273,875,279  1.53      1.74       927,236,654      2.12     0.15   1.60   11.81    13.44
VALIC Company II Small Cap Growth
  Fund                               32,109,839  2.14      2.26       126,112,240      0.00     0.15   1.60   39.22    41.25
VALIC Company II Small Cap Value
  Fund                               96,767,255  1.74      1.93       433,221,890      0.86     0.15   1.60    3.28     4.78
VALIC Company II Socially
  Responsible Fund                  239,129,520  1.31      2.20       779,504,963      1.36     0.00   1.60   18.75    20.65
VALIC Company II Strategic Bond
  Fund                              206,604,694  1.24      1.63       612,659,053      3.64     0.15   1.60    5.12     6.65
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares        41,049,609  1.31      1.47        91,831,292      2.23     0.65   2.10    8.68    10.27
Vanguard LifeStrategy Growth Fund
  Investor Shares                    94,056,973  1.60      2.86       250,146,680      2.22     0.85   2.10   16.74    18.21
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares       101,919,583  1.46      1.54       255,132,358      2.24     0.65   2.10   12.66    14.30
Vanguard Long-Term Investment
  Grade Fund Investor Shares         76,473,321  1.51      2.05       290,216,586      3.61     0.40   1.85    9.88    11.48
Vanguard Long-Term Treasury Fund
  Investor Shares                    62,988,883  1.39      1.85       222,624,818      2.66     0.40   1.85    6.60     8.15
Vanguard Wellington Fund Investor
  Shares                            426,658,543  1.24      1.69     1,988,511,026      2.48     0.00   2.10   12.35    14.72
Vanguard Windsor II Fund Investor
  Shares                            397,426,878  1.73      1.93     1,798,668,358      1.97     0.65   2.10   14.36    16.03

                                                    December 31, 2016                     For the Year Ended December 31 2016
                                        ----------------------------------------------  ----------------------------------------
                                                                                        Investment    Expense         Total
                                                    Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                    -------------------      Net          Ratio    -------------- --------------
Sub-accounts                               Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                            ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
American Beacon Holland Large Cap
  Growth Fund I Investor Class           32,266,230  1.59       1.87      57,402,067       0.00     0.60   1.85    0.01     1.27
AST SA BlackRock Multi-Asset
  Income Portfolio Class 3                    8,433            11.34          95,603       3.28            1.30             4.90
AST SA Wellington Capital
  Appreciation Portfolio Class 3             36,912 22.35      23.74         868,788       0.00     1.30   1.90   -0.18     0.42
AST SA Wellington Government and
  Quality Bond Portfolio Class 3            117,329 11.61      12.25       1,428,187       1.26     1.30   1.90   -2.67    -0.09
AST SA Wellington Natural Resources
  Portfolio Class 3                           1,604             8.40          13,477       3.61            1.30            27.97
Ariel Appreciation Fund Investor Class  125,520,695  1.65       1.92     415,560,302       0.67     0.40   1.85   10.60    12.22
Ariel Fund Investor Class               127,747,087  1.70       1.81     438,241,476       0.29     0.40   1.85   13.45    15.10
FTVIP Franklin Founding Funds
  Allocation VIP Fund Class 2                   266            13.16           3,499       3.54            1.30            11.72
FTVIP Franklin Income VIP Fund
  Class 2                                    46,142 13.38      14.17         645,658       5.09     1.30   1.90   11.88    12.55
Goldman Sachs VIT Government
  Money Market Fund Service Class            17,691  9.90       9.92         175,364       0.04     1.30   1.55   -1.00    -0.84
Invesco V.I. Balanced-Risk Commodity
  Strategy Fund Class R5                301,402,901  0.62       0.66     195,116,290       2.36     0.60   1.85    9.91    11.29
Invesco V.I. Comstock Fund Series II         56,339 15.82      16.70         931,540       1.47     1.30   1.90   14.79    15.48
Invesco V.I. Growth and Income Fund
  Series II                                  62,992 16.53      17.46       1,088,719       0.99     1.30   1.90   17.19    17.89
Lord Abbett Fund Growth and Income
  Portfolio Class VC                          6,154 14.58      14.86          91,268       2.67     1.30   1.55   15.32    15.61
SST SA Allocation Balanced Portfolio
  Class 3                                    34,416 14.14      14.40         491,121       1.74     1.30   1.55    3.62     3.88
SST SA Allocation Growth Portfolio
  Class 3                                    33,942 14.70      14.98         506,053       2.31     1.30   1.55    4.12     4.38
SST SA Allocation Moderate Growth
  Portfolio Class 3                          52,648 13.96      14.39         739,763       1.76     1.30   1.65    3.93     4.29
SST SA Allocation Moderate Portfolio
  Class 3                                    56,236 14.24      14.49         803,369       1.87     1.30   1.55    3.95     4.21
SST SA Wellington Real Return
  Portfolio Class 3                          45,485 10.98      11.46         515,635       0.00     1.30   1.90    1.75     2.36
SunAmerica 2020 High Watermark
  Fund Class I                            6,492,610  1.13       1.18       7,332,778       2.83     0.85   1.25    0.27     0.67
SAST Invesco VCP Value Portfolio
  Class 3                                   802,230 12.21      12.32       9,879,362       0.66     1.30   1.55    8.16     8.43
SAST SA AB Growth Portfolio Class 3          11,303 19.08      19.74         222,745       0.00     1.30   1.65    0.88     1.24
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                          16,090 20.38      21.51         342,554       0.17     1.30   1.90   22.31    23.04
SAST SA American Funds Asset
  Allocation Portfolio Class 3              180,815 14.96      15.81       2,808,498       2.14     1.30   1.90    7.69     7.77
SAST SA American Funds Global
  Growth Portfolio Class 3                   37,883 15.53      16.41         617,828       2.01     1.30   1.90   -1.54    -0.95
SAST SA American Funds Growth
  Portfolio Class 3                          30,147 16.52      17.43         520,813       0.35     1.30   1.90    7.13     7.77
SAST SA American Funds Growth-
  Income Portfolio Class 3                   58,048 16.22      16.70         967,240       1.43     1.30   1.65    9.39     9.78
SAST SA American Funds VCP
  Managed Asset Allocation Portfolio
  Class 3                                 1,625,830 12.27      12.44      20,214,005       0.77     1.30   1.65    5.26     5.62
SAST SA BlackRock VCP Global
  Multi Asset Portfolio Class 3           1,113,436 10.37      10.40      11,580,535       0.06     1.30   1.65    3.67     4.01
SAST SA Boston Company Capital
  Growth Portfolio Class 3                   27,812 14.39      15.26         420,253       0.00     1.30   1.90    0.18     0.78
SAST SA Columbia Technology
  Portfolio Class 3                           3,283 19.91      20.30          66,469       0.00     1.30   1.55   14.75    15.04
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                          22,197  8.69       8.96         209,131       0.00     1.30   1.65   -1.97    -1.63
SAST SA Dogs of Wall Street Portfolio
  Class 3                                    59,711 21.04      22.29       1,320,918       1.98     1.30   1.90   15.43    16.12
SAST SA Federated Corporate Bond
  Portfolio Class 3                         126,890 15.97      16.88       2,115,527       3.91     1.30   1.90    4.29     7.08
SAST SA Franklin Foreign Value
  Portfolio Class 3                          40,197  9.72      10.24         408,274       1.91     1.30   1.90   -0.74    -0.15
SAST SA Franklin Small Company
  Value Portfolio Class 3                    14,310 17.22      18.16         257,984       0.47     1.30   1.90   28.11    28.88
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                          78,294 11.40      12.02         938,530       0.08     1.30   1.90   -0.95    -0.25

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                 December 31, 2016                     For the Year Ended December 31 2016
                                     ----------------------------------------------  ----------------------------------------
                                                                          Net        Investment    Expense         Total
                                                 Unit Value ($)/(a)/ Assets ($)/(b)/   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                 ------------------- --------------    Ratio    -------------- --------------
                                        Units    Lowest    Highest                    (%)/(c)/  Lowest Highest Lowest  Highest
           Sub-accounts              ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
SAST SA Invesco Growth
  Opportunities Portfolio Class 3          1,591            17.99           28,621      0.00            1.30             2.32
SAST SA Janus Focused Growth
  Portfolio Class 3                       16,283 15.05      15.94          256,997      0.00     1.30   1.90    -3.54   -2.96
SAST SA JPMorgan Balanced
  Portfolio Class 3                       36,719 15.92      16.24          595,830      1.88     1.30   1.55     5.26    5.52
SAST SA JPMorgan Emerging
  Markets Portfolio Class 3               19,458  9.28       9.83          189,777      1.89     1.30   1.90     8.36    9.01
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                       62,380 16.38      17.23        1,066,113      1.95     1.30   1.90    13.10   13.78
SAST SA JPMorgan Global Equities
  Portfolio Class 3                          141            12.75            1,800      0.61            1.30             4.04
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                      150,574 11.65      13.90        2,067,602      1.99     1.30   1.90     1.18    1.79
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                        3,481 19.16      19.73           67,576      0.00     1.30   1.65    -1.68   -1.34
SAST SA Legg Mason BW Large Cap
  Value Portfolio Class 3                 39,617 15.38      16.23          636,897      0.71     1.30   1.90    12.17   12.84
SAST SA MFS Blue Chip Growth
  Portfolio Class 3                       30,624 16.11      17.05          518,139      0.45     1.30   1.90     4.09    4.72
SAST SA MFS Massachusetts
  Investors Trust Portfolio Class 3       54,991 16.99      18.04          981,427      0.73     1.30   1.90     6.33    6.97
SAST SA MFS Telecom Utility
  Portfolio Class 3                        2,333 16.74      17.18           39,868      4.37     1.30   1.55     8.60    8.87
SAST SA MFS Total Return Bond
  Portfolio Class 3                       29,294 15.02      15.32          480,060      2.72     1.30   1.55     7.13    7.40
SAST SA Morgan Stanley
  International Equities Portfolio
  Class 3                                 51,515  9.41       9.96          508,712      1.08     1.30   1.90    -4.04   -3.46
SAST SA Oppenheimer Main Street
  Large Cap Portfolio Class 3             51,588 16.39      17.33          889,133      0.57     1.30   1.90     9.29    9.95
SAST SA PIMCO VCP Tactical
  Balanced Portfolio Class 3           1,270,952 11.22      11.37       14,441,076      0.00     1.30   1.65     5.04    5.40
SAST SA PineBridge High-Yield
  Bond Portfolio Class 3                  22,591 14.13      15.01          330,929      8.15     1.30   1.90    13.00   16.44
SAST SA Putnam International
  Growth and Income Portfolio
  Class 3                                 10,671  8.41       8.69           91,918      0.71     1.30   1.65    -0.40   -0.05
SAST SA Pyramis Real Estate
  Portfolio Class 3                        4,272 12.41      12.65           53,937      2.05     1.30   1.55     6.70    6.96
SAST SA Schroder's VCP Global
  Allocation Portfolio Class 3           553,684 10.82      10.84        6,003,699      0.00     1.30   1.55     8.19    8.45
SAST SA T. Rowe Price VCP
  Balanced Portfolio Class 3             890,030 10.55      10.59        9,423,063      0.34     1.30   1.65     6.72    6.82
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                    3,549,403 11.77      12.12       43,002,007      1.75     1.30   1.90     2.55    3.16
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                    2,976,061 11.75      12.07       35,910,454      1.67     1.30   1.90     3.18    3.80
SAST SA WellsCap Aggressive
  Growth Portfolio Class 3                 5,710 13.05      13.34           74,893      0.00     1.30   1.55     5.47    5.73
T. Rowe Price Retirement 2015
  Advisor Class                        5,704,323  1.04       1.05        5,915,079      2.31     0.40   1.00     5.97    6.61
T. Rowe Price Retirement 2020
  Advisor Class                       13,032,049  1.04       1.05       13,544,551      2.00     0.40   1.00     6.09    6.72
T. Rowe Price Retirement 2025
  Advisor Class                        9,816,678  1.04       1.05       10,232,738      1.84     0.40   1.00     6.18    6.82
T. Rowe Price Retirement 2030
  Advisor Class                        9,928,524  1.04       1.06       10,376,356      1.78     0.40   1.00     6.35    6.99
T. Rowe Price Retirement 2035
  Advisor Class                        7,748,441             1.05        8,104,234      1.68     0.60   1.00     6.29    6.71
T. Rowe Price Retirement 2040
  Advisor Class                        7,310,704  1.05       1.06        7,646,811      1.46     0.40   1.00     6.27    6.91
T. Rowe Price Retirement 2045
  Advisor Class                        4,316,183  1.05       1.06        4,519,088      1.45     0.40   1.00     6.41    7.04
T. Rowe Price Retirement 2050
  Advisor Class                        2,927,475  1.05       1.06        3,065,383      1.49     0.40   1.00     6.39    7.03
T. Rowe Price Retirement 2055
  Advisor Class                        1,140,956  1.05       1.06        1,194,321      1.44     0.40   1.00     6.39    7.03
T. Rowe Price Retirement 2060
  Advisor Class                          708,969  1.05       1.06          742,650      1.21     0.80   1.00     6.38    7.02
VALIC Company I Asset Allocation
  Fund                                20,870,982  1.34       8.95      160,419,945      2.03     0.60   1.85     5.35    6.67
VALIC Company I Blue Chip Growth
  Fund                               296,981,404  1.85       2.00      556,809,759      0.00     0.60   1.85    -0.99    0.25
VALIC Company I Broad Cap Value
  Fund                                24,571,826  1.71       1.99       46,787,694      1.39     0.60   1.85    11.76   13.17
VALIC Company I Capital
  Conservation Fund                   38,515,466  1.08       4.19      144,459,223      2.05     0.60   1.85     0.40    1.66
VALIC Company I Core Equity Fund      64,571,955  1.52       1.69      236,958,128      1.08     0.40   1.85    10.65   12.26
VALIC Company I Dividend Value
  Fund                               223,573,305  1.59       1.80      675,597,795      2.12     0.40   1.85    14.58   16.25
VALIC Company I Dynamic
  Allocation Fund                    205,756,033  1.14       1.19      241,268,323      2.00     0.60   1.85     2.93    4.22
VALIC Company I Emerging
  Economies Fund                     733,157,892  0.62       0.81      614,843,884      2.60     0.40   1.85     9.44   11.03
VALIC Company I Foreign Value
  Fund                               581,021,306  0.97       1.07      752,759,884      2.21     0.40   1.85    10.05   11.65
VALIC Company I Global Real Estate
  Fund                               244,712,308  1.29       1.38      327,651,930      3.14     0.60   1.85     0.40    1.66
VALIC Company I Global Social
  Awareness Fund                      64,573,236  1.30       1.46      382,685,355      1.89     0.40   1.85     4.99    6.52
VALIC Company I Global Strategy
  Fund                               214,909,453  1.27       1.97      406,455,323      6.06     0.60   1.85     3.37    4.66
VALIC Company I Government
  Money Market I Fund                163,996,811  0.90       1.00      324,004,925      0.01     0.40   1.85    -1.82   -0.39
VALIC Company I Government
  Securities Fund                     31,411,762  1.05       4.02      109,583,866      2.43     0.60   1.85    -0.63    0.62
VALIC Company I Growth & Income
  Fund                                27,491,527  1.63       4.17      105,060,295      1.24     0.60   1.85     9.19   10.56
VALIC Company I Growth Fund          483,872,585  1.60       1.65      866,903,856      0.64     0.40   1.85     2.87    4.37
VALIC Company I Health Sciences
  Fund                               165,775,531  2.61       4.30      671,812,946      0.00     0.60   1.85   -12.13  -11.03
VALIC Company I Inflation Protected
  Fund                               321,032,128  1.03       1.34      412,297,625      1.22     0.60   1.85     1.90    3.18
VALIC Company I International
  Equities Index Fund                481,966,613  1.03       2.00      871,140,427      2.67     0.60   1.85    -0.59    0.65
VALIC Company I International
  Government Bond Fund                62,101,781  0.97       1.26      181,845,967      2.55     0.40   1.85     1.81    3.29
VALIC Company I International
  Growth Fund                        138,846,105  1.09       2.88      368,095,001      1.44     0.60   1.85    -4.53   -3.33
VALIC Company I Large Cap Core
  Fund                                60,196,973  1.81       2.48      142,972,826      3.44     0.60   1.85     6.63    7.96
VALIC Company I Large Capital
  Growth Fund                        207,313,236  1.43       1.47      368,041,985      0.89     0.40   1.85     4.21    5.72
VALIC Company I Mid Cap Index
  Fund                               163,461,466  1.77       1.98    3,198,448,688      1.19     0.40   1.85    18.42   20.14
VALIC Company I Mid Cap Strategic
  Growth Fund                        110,264,905             1.39      230,093,583      0.00     0.40   1.85     7.68    9.25
VALIC Company I Nasdaq-100 Index
  Fund                               225,863,789  1.40       2.05      299,014,678      0.65     0.60   1.85     4.82    6.13
VALIC Company I Science &
  Technology Fund                    179,094,645  1.78       1.94      920,374,886      0.00     0.40   1.85     5.37    6.90
VALIC Company I Small Cap
  Aggressive Growth Fund              49,417,602  1.57       2.25      106,752,000      0.00     0.60   1.85    -0.07    1.19
VALIC Company I Small Cap Fund        63,357,719  1.65       1.79      315,020,335      0.20     0.40   1.85    13.18   14.83
VALIC Company I Small Cap Index
  Fund                               161,282,233  1.67       1.77    1,056,873,669      1.19     0.40   1.85    18.96   20.70
VALIC Company I Small Cap Special
  Values Fund                        124,786,134  1.80       2.05      245,467,708      1.42     0.60   1.85    27.47   29.07

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                December 31, 2016                     For the Year Ended December 31 2016
                                    ----------------------------------------------  ----------------------------------------
                                                                                    Investment    Expense         Total
                                                Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net          Ratio    -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
VALIC Company I Small Mid Growth
  Fund                               62,534,119  1.42       1.65       99,380,094      0.00     0.60   1.85   -1.61    -0.37
VALIC Company I Stock Index Fund    438,663,027  1.77      81.66    3,985,297,949      2.44     0.33   1.85    9.56    11.23
VALIC Company I Value Fund           41,890,640  1.64       2.30       91,300,280      1.48     0.60   1.85   11.24    12.63
VALIC Company II Aggressive Growth
  Lifestyle Fund                    179,473,955  1.43       3.17      530,487,019      2.06     0.35   1.60    7.06     8.40
VALIC Company II Capital
  Appreciation Fund                  20,863,767  1.68       1.87       36,509,166      0.38     0.35   1.60    0.44     1.70
VALIC Company II Conservative
  Growth Lifestyle Fund             118,462,070  1.25       2.94      323,748,368      2.78     0.35   1.60    4.95     6.27
VALIC Company II Core Bond Fund     449,371,836  1.11       1.47      892,797,494      2.08     0.15   1.60    1.80     3.29
VALIC Company II Government
  Money Market II Fund              109,867,124  0.91       1.30      134,153,010      0.01     0.35   1.60   -1.58    -0.34
VALIC Company II High Yield Bond
  Fund                              168,773,678  1.27       2.87      449,284,525      4.03     0.35   1.60   11.11    12.50
VALIC Company II International
  Opportunities Fund                229,789,203  1.10       2.35      504,126,294      1.11     0.35   1.60   -2.13    -0.90
VALIC Company II Large Cap Value
  Fund                               66,351,638  1.73       3.34      203,980,017      1.10     0.35   1.60   15.22    16.66
VALIC Company II Mid Cap Growth
  Fund                               52,595,301  1.33       2.05      100,676,950      0.00     0.35   1.60    3.02     4.31
VALIC Company II Mid Cap Value
  Fund                              160,086,694  1.63       1.68      919,346,687      0.26     0.15   1.60   12.26    13.89
VALIC Company II Moderate Growth
  Lifestyle Fund                    280,843,771  1.37       3.22      842,935,369      2.20     0.35   1.60    6.69     8.02
VALIC Company II Small Cap Growth
  Fund                               27,036,435  1.54       2.99       75,435,259      0.00     0.35   1.60    6.13     7.46
VALIC Company II Small Cap Value
  Fund                              116,675,370  1.69       1.85      502,254,358      1.10     0.15   1.60   28.01    29.88
VALIC Company II Socially
  Responsible Fund                  268,366,950  1.86       2.94      734,092,410      1.38     0.35   1.60    8.90    10.27
VALIC Company II Strategic Bond
  Fund                              210,077,767  1.18       3.01      585,263,049      4.06     0.35   1.60    6.46     7.79
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares        42,667,897  1.21       2.19       87,064,491      2.23     0.85   2.10    3.71     5.01
Vanguard LifeStrategy Growth Fund
  Investor Shares                    96,702,868  1.37       2.42      218,344,085      2.26     0.85   2.10    6.08     7.41
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares       102,772,385  1.30       2.36      226,264,382      2.23     0.85   2.10    4.91     6.23
Vanguard Long-Term Investment
  Grade Fund Investor Shares         85,760,846  1.37       1.84      293,362,656      4.90     0.40   1.85    5.84     7.38
Vanguard Long-Term Treasury Fund
  Investor Shares                    73,586,886  1.30       1.71      241,608,557      2.79     0.40   1.85   -0.66     0.79
Vanguard Wellington Fund Investor
  Shares                            439,520,652  1.50       1.66    1,818,946,852      2.58     0.65   2.10    8.71    10.30
Vanguard Windsor II Fund Investor
  Shares                            431,195,785  1.49       1.69    1,694,716,004      2.41     0.65   2.10   11.06    12.68

                                                    December 31, 2015                     For the Year Ended December 31 2015
                                        ----------------------------------------------  ----------------------------------------
                                                                                        Investment    Expense         Total
                                                    Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                    -------------------      Net          Ratio    -------------- --------------
Sub-accounts                               Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                            ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
American Beacon Holland Large Cap
  Growth Fund I Investor Class           36,402,733  1.59       1.85      64,145,435       0.00     0.40   1.85     4.40    5.71
AST SA Wellington Capital
  Appreciation Portfolio Class 3             18,110 22.39      23.64         419,241       0.00     1.30   1.90   123.85  136.42
AST SA Wellington Government and
  Quality Bond Portfolio Class 3             26,489 11.72      12.26         321,685       1.54     1.30   1.90    22.58   31.52
Ariel Appreciation Fund Investor Class  126,206,611  1.49       1.71     374,596,539       0.98     0.40   1.85    -7.94   -6.59
Ariel Fund Investor Class               139,623,723  1.50       1.57     419,230,749       0.64     0.40   1.85    -5.86   -4.48
FTVIP Franklin Income VIP Fund
  Class 2                                    37,745 11.95      12.59         470,259       0.00     1.30   1.90    19.55   25.90
Invesco V.I. Balanced-Risk Commodity
  Strategy Fund Class R5                420,762,909  0.56       0.59     245,672,269       0.00     0.40   1.85   -18.00  -16.97
Invesco V.I. Comstock Fund Series II         18,575 13.79      14.46         265,303       2.49     1.30   1.90    37.85   44.64
Invesco V.I. Growth and Income Fund
  Series II                                  20,145 14.10      14.81         294,368       3.86     1.30   1.90    41.05   48.07
Lord Abbett Fund Growth and Income
  Portfolio Class VC                            799 12.64      12.85          10,147       0.00     1.30   1.90    26.42   28.51
SST SA Allocation Balanced Portfolio
  Class 3                                     4,272            13.65          58,297       2.67     1.30   1.90            36.48
SST SA Allocation Growth Portfolio
  Class 3                                    13,530 14.11      14.35         193,914       2.87     1.30   1.90    41.14   43.47
SST SA Allocation Moderate Growth
  Portfolio Class 3                          36,024 13.43      13.79         484,576       2.77     1.30   1.90    34.35   37.94
SST SA Allocation Moderate Portfolio
  Class 3                                     2,515            13.70          34,448       2.61     1.30   1.90            36.99
SST SA Wellington Real Return
  Portfolio Class 3                          11,926 10.79      11.19         131,683       6.79     1.30   1.90     7.88   11.91
SunAmerica 2020 High Watermark
  Fund Class I                            7,110,998  1.12       1.17       8,010,875       2.63     0.65   1.25     0.02    0.43
SAST Invesco VCP Value Portfolio
  Class 3                                   388,539 11.25      11.36       4,413,177       0.23     1.30   1.90    12.54   13.60
SAST SA AB Growth Portfolio Class 3           3,638            19.49          70,932       0.00     1.30   1.90            94.95
SAST SA AB Small & Mid Cap Value
  Portfolio Class 3                           4,448 16.66      17.48          76,754       0.46     1.30   1.90    66.63   74.78
SAST SA American Funds Asset
  Allocation Portfolio Class 3                6,262 14.29      14.68          89,751       2.63     1.30   1.90    42.85   46.77
SAST SA American Funds Global
  Growth Portfolio Class 3                   10,098 15.78      16.57         165,932       0.88     1.30   1.90    57.78   65.68
SAST SA American Funds Growth
  Portfolio Class 3                          11,930 15.42      16.17         191,834       1.06     1.30   1.90    54.21   61.69
SAST SA American Funds Growth-
  Income Portfolio Class 3                    6,245 14.82      15.21          94,720       0.63     1.30   1.90    48.24   52.12
SAST SA American Funds VCP
  Managed Asset Allocation Portfolio
  Class 3                                   434,059 11.65      11.78       5,105,813       0.00     1.30   1.90    16.53   17.81
SAST SA Boston Company Capital
  Growth Portfolio Class 3                    8,464 14.37      15.14         126,402       0.00     1.30   1.90    43.67   51.39
SAST SA Columbia Technology
  Portfolio Class 3                           1,568 17.35      17.65          27,645       0.00     1.30   1.90    73.47   76.48
SAST SA DFA Ultra Short Bond
  Portfolio Class 3                           5,360             9.11          51,222       0.00     1.30   1.90            -8.88
SAST SA Dogs of Wall Street Portfolio
  Class 3                                     9,124 18.23      19.19         173,246       2.14     1.30   1.90    82.27   91.95
SAST SA Federated Corporate Bond
  Portfolio Class 3                          21,890 15.32      15.77         339,016       5.87     1.30   1.90    28.68   57.66
SAST SA Franklin Foreign Value
  Portfolio Class 3                          10,671  9.79      10.26         108,148       2.85     1.30   1.90    -2.11    2.58
SAST SA Franklin Small Company
  Value Portfolio Class 3                     5,641 13.44      14.09          78,711       0.10     1.30   1.90    34.43   40.91
SAST SA Goldman Sachs Global Bond
  Portfolio Class 3                          12,116 11.51      12.05         146,688       0.00     1.30   1.90    20.51   53.25
SAST SA Invesco Growth
  Opportunities Portfolio Class 3             1,178            17.59          20,723       0.00     1.30   1.90            75.86
SAST SA Janus Focused Growth
  Portfolio Class 3                           6,677 15.60      16.43         108,366       0.00     1.30   1.90    55.98   64.29

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                 December 31, 2015                     For the Year Ended December 31 2015
                                     ----------------------------------------------  ----------------------------------------
                                                                                     Investment    Expense         Total
                                                 Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                 -------------------      Net          Ratio    -------------- --------------
Sub-accounts                            Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                         ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
SAST SA JPMorgan Balanced
  Portfolio Class 3                        7,276 15.12      15.39          111,895      0.00     1.30   1.90    51.22   53.86
SAST SA JPMorgan Emerging
  Markets Portfolio Class 3                6,195  8.57       9.02           55,196      2.46     1.30   1.90   -14.34   -9.84
SAST SA JPMorgan Equity-Income
  Portfolio Class 3                       18,540 14.48      15.14          277,641      2.24     1.30   1.90    44.79   51.42
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                       43,211 13.15      13.66          584,142      1.53     1.30   1.90    15.13   36.56
SAST SA JPMorgan Mid-Cap Growth
  Portfolio Class 3                        2,747 19.49      20.00           54,015      0.00     1.30   1.90    94.85   99.98
SAST SA Legg Mason BW Large Cap
  Value Portfolio Class 3                 11,953 13.71      14.38          169,776      0.33     1.30   1.90    37.13   43.80
SAST SA MFS Blue Chip Growth
  Portfolio Class 3                        6,778 15.48      16.28          108,678      0.23     1.30   1.90    54.77   62.81
SAST SA MFS Massachusetts
  Investors Trust Portfolio Class 3       17,316 15.98      16.87          287,880      0.85     1.30   1.90    59.78   68.67
SAST SA MFS Telecom Utility
  Portfolio Class 3                          103            15.42            1,580      0.00     1.30   1.90            54.18
SAST SA MFS Total Return Bond
  Portfolio Class 3                        3,990 14.02      14.26           56,180      0.80     1.30   1.90    40.21   42.60
SAST SA Morgan Stanley
  International Equities Portfolio
  Class 3                                  9,898  9.81      10.32          100,711      2.60     1.30   1.90    -1.93    3.17
SAST SA Oppenheimer Main Street
  Large Cap Portfolio Class 3             29,518 15.00      15.77          463,457      0.66     1.30   1.90    50.01   57.65
SAST SA PIMCO VCP Tactical
  Balanced Portfolio Class 3             344,855 10.68      10.78        3,718,549      0.00     1.30   1.90     6.84    7.84
SAST SA PineBridge High-Yield
  Bond Portfolio Class 3                   6,644 12.51      12.89           84,312      7.00     1.30   1.90    25.09   28.93
SAST SA Pyramis Real Estate
  Portfolio Class 3                        1,039 11.63      11.83           12,294      1.56     1.30   1.90    16.32   18.29
SAST SA VCP Dynamic Allocation
  Portfolio Class 3                    1,807,599 11.47      11.75       21,227,843      1.14     1.30   1.90    14.73   17.49
SAST SA VCP Dynamic Strategy
  Portfolio Class 3                    1,617,157 11.38      11.63       18,800,023      0.95     1.30   1.90    13.85   16.29
T. Rowe Price Retirement 2015
  Advisor Class                        2,030,235             0.98        1,985,993      3.11     0.60   1.00    -1.99   -1.95
T. Rowe Price Retirement 2020
  Advisor Class                        6,826,146             0.98        6,686,524      3.10     0.60   1.00    -1.83   -1.65
T. Rowe Price Retirement 2025
  Advisor Class                        5,003,166  0.98       0.99        4,910,708      2.75     0.60   1.00    -1.58   -1.46
T. Rowe Price Retirement 2030
  Advisor Class                        5,022,682  0.98       0.99        4,933,109      2.64     0.60   1.00    -1.50   -1.40
T. Rowe Price Retirement 2035
  Advisor Class                        3,261,843  0.98       0.99        3,208,718      2.30     0.60   1.00    -1.31   -1.24
T. Rowe Price Retirement 2040
  Advisor Class                        3,590,937  0.98       0.99        3,533,166      2.21     0.60   1.00    -1.26   -1.23
T. Rowe Price Retirement 2045
  Advisor Class                        1,960,919  0.98       0.99        1,929,081      1.98     0.60   1.00    -1.29   -1.24
T. Rowe Price Retirement 2050
  Advisor Class                        1,077,585  0.98       0.99        1,060,101      2.17     0.60   1.00            -1.23
T. Rowe Price Retirement 2055
  Advisor Class                          544,450  0.98       0.99          535,675      2.12     0.60   1.00    -1.24   -1.23
T. Rowe Price Retirement 2060
  Advisor Class                          445,270  0.98       0.99          438,354      1.84     0.60   1.00    -1.23   -0.66
VALIC Company I Asset Allocation
  Fund                                22,848,552  1.27       8.39      164,771,108      2.12     0.40   1.85    -2.28   -1.05
VALIC Company I Blue Chip Growth
  Fund                               315,722,066  1.03       1.87      594,477,478      0.00     0.00   1.85     2.90    9.00
VALIC Company I Broad Cap Value
  Fund                                27,164,348  1.53       1.76       45,883,915      1.75     0.40   1.85    -3.14   -1.92
VALIC Company I Capital
  Conservation Fund                   43,743,787  1.07       4.12      163,371,798      2.01     0.40   1.85    -1.64   -0.40
VALIC Company I Core Equity Fund      71,810,755  1.36       1.53      236,139,646      0.97     0.40   1.85    -3.65   -2.24
VALIC Company I Dividend Value
  Fund                               199,846,204  1.37       1.57      523,407,251      2.21     0.40   1.85    -2.48   -1.05
VALIC Company I Dynamic
  Allocation Fund                    221,754,558  1.10       1.15      250,654,035      0.00     0.40   1.85    -6.32   -5.14
VALIC Company I Emerging
  Economies Fund                     660,910,371  0.56       0.74      501,780,320      2.35     0.40   1.85   -16.11  -14.88
VALIC Company I Foreign Value
  Fund                               629,024,693  0.82       0.97      734,683,542      2.91     0.00   1.85   -17.70   -9.01
VALIC Company I Global Real Estate
  Fund                               275,159,684  1.29       1.36      363,703,122      2.70     0.40   1.85    -1.82   -0.58
VALIC Company I Global Social
  Awareness Fund                      63,101,430  1.22       1.39      351,899,865      2.16     0.40   1.85    -2.16   -0.73
VALIC Company I Global Strategy
  Fund                               246,487,329  1.23       1.88      447,174,232      2.83     0.40   1.85    -6.50   -5.33
VALIC Company I Government
  Money Market I Fund                161,057,840  0.91       1.00      321,332,426      0.01     0.40   1.85    -1.82   -0.39
VALIC Company I Government
  Securities Fund                     28,530,544  1.06       4.00      102,440,812      2.27     0.40   1.85    -1.04    0.21
VALIC Company I Growth & Income
  Fund                                30,787,070  1.50       3.77      106,900,848      0.98     0.40   1.85    -1.92   -0.69
VALIC Company I Growth Fund          563,317,952  1.56       1.58      972,367,632      0.61     0.40   1.85     1.20    2.67
VALIC Company I Health Sciences
  Fund                               198,619,038  2.97       4.84      908,213,668      0.00     0.40   1.85    10.59   11.98
VALIC Company I Inflation Protected
  Fund                               349,403,515  0.82       1.01      436,497,104      1.93     0.00   1.85   -17.70   -4.79
VALIC Company I International
  Equities Index Fund                479,975,167  1.03       1.99      865,679,376      3.64     0.40   1.85    -2.82   -1.60
VALIC Company I International
  Government Bond Fund                51,940,666  0.96       1.22      147,455,407      2.62     0.40   1.85    -5.10   -3.71
VALIC Company I International
  Growth Fund                        161,609,345  1.15       2.98      445,479,501      1.57     0.40   1.85    -2.31   -1.08
VALIC Company I Large Cap Core
  Fund                                70,024,026  1.70       2.29      154,650,837      1.08     0.40   1.85     1.16    2.43
VALIC Company I Large Capital
  Growth Fund                        225,298,744  1.35       1.41      380,367,232      0.56     0.40   1.85    -1.84   -0.41
VALIC Company I Mid Cap Index
  Fund                               171,943,269  1.49       1.65    2,837,815,823      1.06     0.40   1.85    -4.29   -2.89
VALIC Company I Mid Cap Strategic
  Growth Fund                        122,905,459  1.27       1.29      236,154,244      0.00     0.40   1.85    -4.41   -3.01
VALIC Company I Nasdaq-100 Index
  Fund                               230,783,788  1.32       1.95      288,931,614      0.91     0.40   1.85     7.19    8.54
VALIC Company I Science &
  Technology Fund                    193,308,732  1.69       1.81      934,907,487      0.00     0.40   1.85     5.90    7.45
VALIC Company I Small Cap
  Aggressive Growth Fund              53,883,079  1.57       2.22      115,361,847      0.00     0.40   1.85    -0.36    0.89
VALIC Company I Small Cap Fund        69,598,178  1.46       1.56      302,832,444      0.00     0.40   1.85    -6.53   -5.16
VALIC Company I Small Cap Index
  Fund                               168,425,599  1.40       1.47      916,967,370      1.10     0.40   1.85    -6.23   -4.86
VALIC Company I Small Cap Special
  Values Fund                        124,945,522  1.41       1.58      191,258,568      1.00     0.40   1.85    -5.98   -4.80
VALIC Company I Small Mid Growth
  Fund                                75,232,723  1.45       1.66      120,360,724      0.00     0.40   1.85    -2.46   -1.23
VALIC Company I Stock Index Fund     469,712,564  1.62      73.41    3,864,262,592      1.62     0.33   1.85    -0.80    0.72
VALIC Company I Value Fund            46,550,338  1.47       2.04       90,361,531      1.53     0.40   1.85    -4.95   -3.76
VALIC Company II Aggressive
  Growth Lifestyle Fund              186,171,483  1.34       2.92      509,379,160      1.64     0.15   1.60    -2.47   -1.24
VALIC Company II Capital
  Appreciation Fund                   23,015,325  1.67       1.84       39,744,607      0.32     0.15   1.60     4.12    5.43
VALIC Company II Conservative
  Growth Lifestyle Fund              122,366,806  1.19       2.76      315,811,195      2.26     0.15   1.60    -2.92   -1.70

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                December 31, 2015                     For the Year Ended December 31 2015
                                    ----------------------------------------------  ----------------------------------------
                                                                                    Investment    Expense         Total
                                                Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net          Ratio    -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
VALIC Company II Core Bond Fund     478,175,881  0.99      1.09       931,326,862      1.96     0.00   1.60   -1.78    -1.47
VALIC Company II Government
  Money Market II Fund              137,896,669  0.92      1.31       169,405,376      0.01     0.15   1.60   -1.58    -0.34
VALIC Company II High Yield Bond
  Fund                              151,445,812  1.14      2.55       357,920,693      4.76     0.15   1.60   -5.19    -4.00
VALIC Company II International
  Opportunities Fund                268,732,142  1.13      2.37       596,947,798      1.29     0.15   1.60    6.76     8.10
VALIC Company II Large Cap Value
  Fund                               65,553,811  1.50      2.87       175,268,726      1.36     0.15   1.60   -4.33    -3.12
VALIC Company II Mid Cap Growth
  Fund                               70,382,216  1.29      1.97       129,610,284      0.00     0.15   1.60   -2.51    -1.28
VALIC Company II Mid Cap Value
  Fund                              164,205,676  1.45      1.48       832,661,394      0.21     0.15   1.60   -2.98    -1.56
VALIC Company II Moderate Growth
  Lifestyle Fund                    284,833,140  1.28      2.98       794,250,082      1.84     0.15   1.60   -2.52    -1.30
VALIC Company II Small Cap Growth
  Fund                               31,398,820  1.45      2.78        81,854,214      0.00     0.15   1.60   -2.80    -1.57
VALIC Company II Small Cap Value
  Fund                              127,729,895  1.32      1.42       426,134,704      0.61     0.15   1.60   -8.00    -6.66
VALIC Company II Socially
  Responsible Fund                  292,339,882  1.70      2.49       730,244,847      1.12     0.00   1.60   -0.49     0.36
VALIC Company II Strategic Bond
  Fund                              216,272,613  1.11      2.79       561,958,294      3.67     0.15   1.60   -3.49    -2.28
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares        42,527,347  1.17      2.08        82,922,231      2.16     0.65   2.10   -2.25    -1.02
Vanguard LifeStrategy Growth Fund
  Investor Shares                    97,409,481  1.29      2.25       205,501,987      2.10     0.65   2.10   -3.23    -2.01
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares       106,333,540  1.24      2.22       221,140,490      2.13     0.65   2.10   -2.64    -1.41
Vanguard Long-Term Investment
  Grade Fund Investor Shares         73,061,910  1.30      1.71       233,832,782      4.64     0.40   1.85   -4.00    -2.60
Vanguard Long-Term Treasury Fund
  Investor Shares                    71,630,465  1.31      1.70       234,777,345      2.78     0.40   1.85   -3.35    -1.93
Vanguard Wellington Fund Investor
  Shares                            458,029,060  0.97      1.38     1,739,836,354      2.58     0.00   2.10   -2.02    -0.59
Vanguard Windsor II Fund Investor
  Shares                            471,076,938  1.32      1.52     1,656,936,168      2.18     0.65   2.10   -5.23    -3.84

                                                    December 31, 2014                     For the Year Ended December 31 2014
                                        ----------------------------------------------  ----------------------------------------
                                                                                        Investment    Expense         Total
                                                    Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                    -------------------      Net          Ratio    -------------- --------------
Sub-accounts                               Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                            ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
American Beacon Holland Large Cap
  Growth Fund I Investor Class           40,202,025  1.52       1.75       67,190,756      0.00     0.40   1.85     5.03    6.35
Ariel Appreciation Fund Investor Class  146,499,455  1.62       1.83      469,227,308      0.70     0.40   1.85     6.17    7.72
Ariel Fund Investor Class               151,989,478  1.59       1.65      482,737,843      0.55     0.40   1.85     8.92   10.51
Invesco V.I. Balanced-Risk
  Commodity Strategy Fund Class R5      356,396,959  0.69       0.71      251,572,844      0.00     0.40   1.85   -17.33  -16.29
SunAmerica 2020 High Watermark
  Fund Class I                            8,674,835  1.12       1.17        9,768,311      2.63     0.65   1.25     2.93    3.34
VALIC Company I Asset Allocation
  Fund                                   23,983,803  1.30       8.48      175,375,943      1.74     0.40   1.85     3.43    4.73
VALIC Company I Blue Chip Growth
  Fund                                  316,697,102  1.72       1.80      542,588,507      0.17     0.40   1.85     7.14    8.49
VALIC Company I Broad Cap Value
  Fund                                   28,660,184  1.58       1.79       49,557,967      1.19     0.40   1.85     5.56    6.89
VALIC Company I Capital
  Conservation Fund                      47,679,527  1.09       4.14      177,337,132      2.82     0.40   1.85     4.05    5.36
VALIC Company I Core Equity Fund         79,935,818  1.39       1.59      270,572,131      1.16     0.40   1.85     9.48   11.08
VALIC Company I Dividend Value
  Fund                                  240,335,035  1.38       1.61      640,478,092      1.79     0.40   1.85     7.21    8.78
VALIC Company I Dynamic
  Allocation Fund                       225,671,419  1.18       1.21      270,147,907      1.58     0.40   1.85     2.33    3.61
VALIC Company I Emerging
  Economies Fund                        665,527,599  0.66       0.88      597,079,271      1.47     0.40   1.85    -7.30   -5.94
VALIC Company I Foreign Value
  Fund                                  662,436,645  0.94       1.07      843,021,507      2.03     0.40   1.85   -13.25  -11.99
VALIC Company I Global Real Estate
  Fund                                  305,179,712  1.31       1.37      407,259,854      4.68     0.40   1.85    10.01   11.39
VALIC Company I Global Social
  Awareness Fund                         71,601,453  1.23       1.42      404,834,510      1.42     0.40   1.85     5.99    7.54
VALIC Company I Global Strategy
  Fund                                  263,440,548  1.31       1.99      506,653,578      3.35     0.40   1.85    -0.03    1.23
VALIC Company I Government
  Money Market I Fund                   164,765,549  0.93       1.00      331,649,424      0.01     0.40   1.85    -1.82   -0.39
VALIC Company I Government
  Securities Fund                        32,589,746  1.07       3.99      117,630,636      2.41     0.40   1.85     3.59    4.89
VALIC Company I Growth & Income
  Fund                                   32,066,742  1.52       3.80      112,600,339      0.73     0.40   1.85    12.04   13.45
VALIC Company I Growth Fund             577,668,720             1.54      976,737,260      0.83     0.40   1.85     8.70   10.29
VALIC Company I Health Sciences
  Fund                                  180,846,975  2.69       4.32      741,351,192      0.00     0.40   1.85    29.16   30.79
VALIC Company I Inflation Protected
  Fund                                  343,815,581  1.06       1.35      447,353,246      1.87     0.40   1.85     1.09    2.36
VALIC Company I International
  Equities Index Fund                   477,197,431  1.06       2.02      878,599,042      2.63     0.40   1.85    -7.18   -6.01
VALIC Company I International
  Government Bond Fund                   57,426,985  1.01       1.27      171,075,868      1.90     0.40   1.85    -0.49    0.96
VALIC Company I International
  Growth Fund                           181,601,799  1.17       3.01      507,941,781      1.87     0.40   1.85    -5.23   -4.04
VALIC Company I Large Cap Core
  Fund                                   77,828,281  1.68       2.24      168,547,289      0.92     0.40   1.85    11.19   12.59
VALIC Company I Large Capital
  Growth Fund                           242,825,241  1.36       1.44      414,316,983      0.46     0.40   1.85     9.41   11.00
VALIC Company I Mid Cap Index
  Fund                                  181,983,085  1.56       1.70    3,132,716,853      1.09     0.40   1.85     7.41    8.97
VALIC Company I Mid Cap Strategic
  Growth Fund                           138,081,014  1.31       1.35      275,076,835      0.51     0.40   1.85     1.33    2.81
VALIC Company I Nasdaq-100 Index
  Fund                                  221,062,156  1.22       1.82      256,140,583      0.71     0.40   1.85    16.51   17.98
VALIC Company I Science &
  Technology Fund                       207,052,424  1.60       1.69      942,200,179      0.12     0.40   1.85    12.33   13.97
VALIC Company I Small Cap
  Aggressive Growth Fund                 49,888,671  1.58       2.20      106,181,397      0.00     0.40   1.85     7.89    9.25
VALIC Company I Small Cap Fund           77,943,885  1.56       1.64      359,694,876      0.32     0.40   1.85     2.10    3.59
VALIC Company I Small Cap Index
  Fund                                  181,699,697  1.50       1.55    1,051,213,032      1.22     0.40   1.85     2.84    4.34
VALIC Company I Small Cap Special
  Values Fund                           137,726,181  1.50       1.66      222,234,302      0.72     0.40   1.85     5.01    6.33
VALIC Company I Small Mid Growth
  Fund                                   74,225,207  1.48       1.68      120,734,464      0.03     0.40   1.85     9.04   10.41
VALIC Company I Stock Index Fund        509,445,145  1.48      72.89    4,217,167,533      1.59     0.33   1.85    12.83   12.91
VALIC Company I Value Fund               51,425,430  1.55       2.12      104,102,132      1.61     0.40   1.85     9.36   10.73
VALIC Company II Aggressive
  Growth Lifestyle Fund                 185,272,756  1.37       2.96      515,139,973      0.92     0.15   1.60     2.64    3.94
VALIC Company II Capital
  Appreciation Fund                      25,635,001  1.60       1.74       42,147,910      0.44     0.15   1.60     6.88    8.22

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                December 31, 2014                     For the Year Ended December 31 2014
                                    ----------------------------------------------  ----------------------------------------
                                                                                    Investment    Expense         Total
                                                Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net          Ratio    -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
VALIC Company II Conservative
  Growth Lifestyle Fund             123,317,312  1.23      2.81       324,988,114      1.93     0.15   1.60    2.01     3.29
VALIC Company II Core Bond Fund     362,992,296  1.11      1.42       714,083,549      1.90     0.15   1.60    3.77     5.28
VALIC Company II Government
  Money Market II Fund              129,017,658  0.94      1.31       158,687,914      0.01     0.15   1.60   -1.58    -0.34
VALIC Company II High Yield Bond
  Fund                              136,270,181  1.21      2.66       338,332,083      4.88     0.15   1.60    1.22     2.49
VALIC Company II International
  Opportunities Fund                264,766,357  1.06      2.19       546,227,759      1.27     0.15   1.60   -6.72    -5.54
VALIC Company II Large Cap Value
  Fund                               70,147,074  1.57      2.96       194,385,587      1.12     0.15   1.60    8.98    10.35
VALIC Company II Mid Cap Growth
  Fund                               70,016,818  1.33      1.99       131,202,478      0.07     0.15   1.60    0.59     1.85
VALIC Company II Mid Cap Value
  Fund                              167,438,142  1.49      1.50       866,424,764      0.30     0.15   1.60    5.03     6.56
VALIC Company II Moderate Growth
  Lifestyle Fund                    281,014,873  1.31      3.02       796,885,588      1.29     0.15   1.60    2.61     3.91
VALIC Company II Small Cap Growth
  Fund                               34,657,295  1.49      2.83        92,186,389      0.00     0.15   1.60   -1.57    -0.33
VALIC Company II Small Cap Value
  Fund                              147,595,203  1.43      1.52       531,491,117      0.90     0.15   1.60    3.87     5.38
VALIC Company II Socially
  Responsible Fund                  287,490,736  1.71      2.65       716,042,859      1.30     0.15   1.60   13.70    15.13
VALIC Company II Strategic Bond
  Fund                              227,800,046  1.15      2.86       607,548,162      3.69     0.15   1.60    2.30     3.58
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares        42,734,912  1.19      2.10        84,501,450      2.14     0.65   2.10    4.73     6.05
Vanguard LifeStrategy Growth Fund
  Investor Shares                    99,085,412  1.33      2.30       214,115,498      2.13     0.65   2.10    4.95     6.27
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares       106,092,172  1.27      2.25       224,613,412      2.11     0.65   2.10    4.85     6.16
Vanguard Long-Term Investment
  Grade Fund Investor Shares        100,256,578  1.35      1.76       329,543,706      4.29     0.40   1.85   16.00    17.69
Vanguard Long-Term Treasury Fund
  Investor Shares                    79,135,119  1.35      1.73       264,756,446      3.07     0.40   1.85   22.98    24.77
Vanguard Wellington Fund Investor
  Shares                            475,391,229  1.41      1.52     1,830,151,862      2.53     0.65   2.10    7.54     9.11
Vanguard Windsor II Fund Investor
  Shares                            501,441,264  1.37      1.60     1,845,782,701      2.22     0.65   2.10    8.85    10.44

                                                    December 31, 2013                     For the Year Ended December 31 2013
                                        ----------------------------------------------  ----------------------------------------
                                                                                        Investment    Expense         Total
                                                    Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                    -------------------      Net          Ratio    -------------- --------------
Sub-accounts                               Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                            ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
American Beacon Holland Large Cap
  Growth Fund I Investor Class           45,990,000  1.45       1.64       72,347,000      0.00     0.40   1.85    29.79   31.42
Ariel Appreciation Fund Investor Class  151,676,000  1.53       1.70      453,673,000      0.91     0.40   1.85    43.53   45.63
Ariel Fund Investor Class               164,454,000  1.46       1.49      476,196,000      0.64     0.40   1.85    42.03   44.10
Invesco V.I. Balanced-Risk
  Commodity Strategy Fund Class R5      286,965,000  0.83       0.85      242,808,000      0.00     0.40   1.85   -15.49  -14.42
SunAmerica 2020 High Watermark
  Fund Class I                           10,588,000  1.09       1.13       11,583,000      2.50     0.65   1.25    -7.00   -6.63
VALIC Company I Asset Allocation
  Fund                                   24,528,000  1.25       8.10      173,219,000      0.00     0.40   1.85    13.84   15.27
VALIC Company I Blue Chip Growth
  Fund                                  335,064,000  1.60       1.66      530,958,000      0.00     0.40   1.85    38.60   40.34
VALIC Company I Broad Cap Value
  Fund                                   25,690,000  1.50       1.68       41,756,000      0.00     0.40   1.85    33.97   35.65
VALIC Company I Capital
  Conservation Fund                      47,155,000  1.05       3.93      166,143,000      0.00     0.40   1.85    -4.16   -2.96
VALIC Company I Core Equity Fund         87,739,000  1.25       1.45      268,685,000      0.00     0.40   1.85    32.40   34.33
VALIC Company I Dividend Value
  Fund                                  221,351,000  1.27       1.50      545,977,000      0.00     0.40   1.85    27.69   29.55
VALIC Company I Dynamic
  Allocation Fund                       168,660,000  1.15       1.17      195,707,000      0.00     0.40   1.85    15.34   16.81
VALIC Company I Emerging
  Economies Fund                        614,097,000  0.70       0.95      588,736,000      0.00     0.40   1.85    -4.55   -3.15
VALIC Company I Foreign Value
  Fund                                  667,927,000  1.07       1.23      971,586,000      0.00     0.40   1.85    23.89   25.69
VALIC Company I Global Real Estate
  Fund                                  255,138,000  1.19       1.23      306,864,000      0.00     0.40   1.85     2.63    3.92
VALIC Company I Global Social
  Awareness Fund                         76,200,000  1.14       1.34      402,746,000      0.00     0.40   1.85    26.51   28.36
VALIC Company I Global Strategy
  Fund                                  281,255,000  1.31       1.96      536,276,000      0.00     0.40   1.85    16.62   18.08
VALIC Company I Government
  Money Market I Fund                   174,678,000  0.95       1.01      353,206,000      0.01     0.40   1.85    -1.82   -0.39
VALIC Company I Government
  Securities Fund                        37,427,000  1.03       3.80      129,265,000      0.00     0.40   1.85    -5.98   -4.80
VALIC Company I Growth & Income
  Fund                                   32,540,000  1.36       3.35      101,061,000      0.00     0.40   1.85    30.23   31.87
VALIC Company I Growth Fund             605,498,000  1.40       1.42      933,492,000      0.00     0.40   1.85    28.70   30.58
VALIC Company I Health Sciences
  Fund                                  169,471,000  2.08       3.30      533,127,000      0.00     0.40   1.85    48.27   50.13
VALIC Company I Inflation Protected
  Fund                                  321,428,000  1.05       1.32      410,166,000      0.00     0.40   1.85    -8.68   -7.53
VALIC Company I International
  Equities Index Fund                   524,216,000  1.14       2.15    1,030,145,000      0.00     0.40   1.85    16.81   18.28
VALIC Company I International
  Government Bond Fund                   58,726,000  1.01       1.26      176,097,000      0.00     0.40   1.85    -7.34   -5.99
VALIC Company I International
  Growth Fund                           201,213,000  1.24       3.14      586,844,000      0.00     0.40   1.85    18.54   20.03
VALIC Company I Large Cap Core
  Fund                                   88,578,000  1.51       1.99      170,580,000      0.00     0.40   1.85    33.55   35.23
VALIC Company I Large Capital
  Growth Fund                           262,881,000  1.22       1.31      406,386,000      0.00     0.40   1.85    29.16   31.04
VALIC Company I Mid Cap Index
  Fund                                  193,124,000  1.45       1.56    3,077,255,000      0.00     0.40   1.85    30.67   32.58
VALIC Company I Mid Cap Strategic
  Growth Fund                           152,807,000  1.27       1.34      298,156,000      0.00     0.40   1.85    36.08   38.06
VALIC Company I Nasdaq-100 Index
  Fund                                  205,690,000  1.03       1.57      202,625,000      0.00     0.40   1.85    33.74   35.42
VALIC Company I Science &
  Technology Fund                       220,087,000  1.42       1.48      884,907,000      0.00     0.40   1.85    39.88   41.92
VALIC Company I Small Cap
  Aggressive Growth Fund                 56,587,000  1.46       2.02      110,639,000      0.00     0.40   1.85    46.99   48.83
VALIC Company I Small Cap Fund           86,577,000  1.53       1.58      387,730,000      0.00     0.40   1.85    37.85   39.86
VALIC Company I Small Cap Index
  Fund                                  193,566,000  1.46       1.48    1,087,389,000      0.00     0.40   1.85    36.10   38.09
VALIC Company I Small Cap Special
  Values Fund                           152,559,000  1.43       1.57      232,376,000      0.00     0.40   1.85    36.42   38.14
VALIC Company I Small Mid Growth
  Fund                                   86,006,000  1.36       1.52      127,108,000      0.00     0.40   1.85    32.29   33.95
VALIC Company I Stock Index Fund        543,134,000  1.31      64.55    2,146,977,000      0.00     0.33   1.85    31.39   32.93

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                December 31, 2013                     For the Year Ended December 31 2013
                                    ----------------------------------------------  ----------------------------------------
                                                                                    Investment    Expense         Total
                                                Unit Value ($)/(a)/                   Income   Ratio (%)/(d)/ Return (%)/(e)/
                                                -------------------      Net          Ratio    -------------- --------------
Sub-accounts                           Units    Lowest    Highest   Assets ($)/(b)/  (%)/(c)/  Lowest Highest Lowest  Highest
------------                        ----------- ------    -------   --------------  ---------- ------ ------- ------  -------
VALIC Company I Value Fund           58,431,000  1.42      1.92       107,189,000      0.00     0.40   1.85    28.73   30.35
VALIC Company II Aggressive
  Growth Lifestyle Fund             170,127,000  1.34      2.84       456,690,000      0.00     0.15   1.60    20.03   21.54
VALIC Company II Capital
  Appreciation Fund                  27,282,000  1.50      1.61        41,604,000      0.00     0.15   1.60    33.92   35.60
VALIC Company II Conservative
  Growth Lifestyle Fund             110,543,000  1.21      2.72       283,012,000      0.00     0.15   1.60     7.61    8.96
VALIC Company II Core Bond Fund     358,358,000  1.07      1.35       673,167,000      0.00     0.15   1.60    -3.37   -1.96
VALIC Company II Government
  Money Market II Fund              146,653,000  0.95      1.31       181,686,000      0.01     0.15   1.60    -1.58   -0.34
VALIC Company II High Yield Bond
  Fund                              129,320,000  1.19      2.59       313,222,000      0.00     0.15   1.60     3.51    4.81
VALIC Company II International
  Opportunities Fund                260,892,000  1.13      2.32       571,456,000      0.00     0.15   1.60    19.22   20.72
VALIC Company II Large Cap Value
  Fund                               75,961,000  1.44      2.68       191,301,000      0.00     0.15   1.60    33.22   34.89
VALIC Company II Mid Cap Growth
  Fund                               74,465,000  1.32      1.96       137,360,000      0.00     0.15   1.60    28.95   30.57
VALIC Company II Mid Cap Value
  Fund                              176,026,000  1.41      1.42       859,834,000      0.00     0.15   1.60    32.26   34.19
VALIC Company II Moderate Growth
  Lifestyle Fund                    250,904,000  1.28      2.91       687,344,000      0.00     0.15   1.60    14.75   16.20
VALIC Company II Small Cap
  Growth Fund                        38,766,000  1.52      2.84       103,555,000      0.00     0.15   1.60    45.35   47.18
VALIC Company II Small Cap Value
  Fund                              148,027,000  1.38      1.44       508,084,000      0.00     0.15   1.60    34.05   36.01
VALIC Company II Socially
  Responsible Fund                  295,532,000  1.51      2.30       640,726,000      0.00     0.15   1.60    33.28   34.96
VALIC Company II Strategic Bond
  Fund                              227,491,000  1.12      2.76       589,850,000      0.00     0.15   1.60    -1.33   -0.09
Vanguard LifeStrategy Conservative
  Growth Fund Investor Shares        42,663,000  1.14      1.98        79,830,000      2.00     0.65   2.10     6.81    8.15
Vanguard LifeStrategy Growth Fund
  Investor Shares                    99,330,000  1.27      2.16       202,733,000      2.08     0.65   2.10    18.68   20.17
Vanguard LifeStrategy Moderate
  Growth Fund Investor Shares       106,715,000  1.21      2.12       213,624,000      2.02     0.65   2.10    12.66   14.07
Vanguard Long-Term Investment
  Grade Fund Investor Shares         81,579,000  1.17      1.50       228,921,000      4.74     0.40   1.85    -7.59   -6.24
Vanguard Long-Term Treasury Fund
  Investor Shares                    86,023,000  1.10      1.39       231,479,000      3.11     0.40   1.85   -14.62  -13.37
Vanguard Wellington Fund Investor
  Shares                            492,356,000  1.31      1.39     1,746,521,000      2.54     0.65   2.10    17.18   18.89
Vanguard Windsor II Fund Investor
  Shares                            518,076,000  1.24      1.47     1,736,698,000      2.12     0.65   2.10    27.98   29.84

(a)Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.
(b)These amounts represent the net asset value before adjustments allocated to the contracts in payout period.
(c)These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.
(d)These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.
(e)These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7. SUBSEQUENT EVENTS

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 30, 2018, the date the financial statements were issued, and has determined that no additional items require disclosure.

The Variable Annuity Life
Insurance Company
Audited GAAP Financial Statements
At December 31, 2017 and 2016 and for each of the three years ended December 31, 2017

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

TABLE OF CONTENTS

                                                                           Page
CONSOLIDATED FINANCIAL STATEMENTS
Report of Independent Auditors                                               2
Consolidated Balance Sheets at December 31, 2017 and 2016                    3
Consolidated Statements of Income for each of the years ended
  December 31, 2017, 2016 and 2015                                           4
Consolidated Statements of Comprehensive Income (Loss) for each of the
  years ended December 31, 2017, 2016 and 2015                               5
Consolidated Statements of Equity for each of the years ended
  December 31, 2017, 2016 and 2015                                           6
Consolidated Statements of Cash Flows for each of the years ended
  December 31, 2017, 2016 and 2015                                           7

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.   Basis of Presentation                                                   8
2.   Summary of Significant Accounting Policies                              9
3.   Fair Value Measurements                                                14
4.   Investments                                                            31
5.   Lending Activities                                                     41
6.   Reinsurance                                                            43
7.   Derivatives and Hedge Accounting                                       43
8.   Deferred Policy Acquisition Costs and Deferred Sales Inducements       46
9.   Variable Interest Entities                                             48
10.  Insurance Liabilities                                                  50
11.  Variable Annuity Contracts                                             51
12.  Debt                                                                   53
13.  Commitments and Contingencies                                          54
14.  Equity                                                                 55
15.  Statutory Financial Data and Restrictions                              57
16.  Benefit Plans                                                          57
17.  Income Taxes                                                           58
18.  Related Party Transactions                                             62
19.  Subsequent Events                                                      63

Report of Independent Auditors

To the Board of Directors of
The Variable Annuity Life Insurance Company

We have audited the accompanying consolidated financial statements of The Variable Annuity Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., which comprise the consolidated balance sheets as of December 31, 2017 and 2016, and the related consolidated statements of income, comprehensive income (loss), equity and cash flows for each of the three years in the period ended December 31, 2017.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Variable Annuity Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 26, 2018

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                                               December 31,
                                                                              ---------------
(in millions, except for share data)                                           2017    2016
------------------------------------                                          ------- -------
Assets:
   Investments:
       Fixed maturity securities:
          Bonds available for sale, at fair value (amortized cost:
            2017 - $34,313; 2016 - $33,657)                                   $35,638 $34,591
          Other bond securities, at fair value                                  1,680   1,778
       Equity securities:
          Common and preferred stock, available for sale, at fair
            value (cost: 2017 - $5; 2016 - $4)                                      5       5
       Mortgage and other loans receivable, net of allowance                    6,850   6,083
       Other invested assets (portion measured at fair value: 2017 -
         $387; 2016 - $528)                                                     1,160   1,233
       Short-term investments (portion measured at fair value: 2017 -
         $758; 2016 - $767)                                                       761     818
                                                                              ------- -------
          Total investments                                                    46,094  44,508
   Cash                                                                           143     106
   Accrued investment income                                                      461     458
   Amounts due from related parties                                               103     114
   Premiums and other receivables - net of allowance                               86      81
   Deferred policy acquisition costs                                              888     955
   Deferred income taxes                                                           --      17
   Other assets (including restricted cash of $67 in 2017 and $3 in
     2016)                                                                        547     454
   Separate account assets, at fair value                                      36,419  32,469
                                                                              ------- -------
Total assets                                                                  $84,741 $79,162
                                                                              ======= =======
Liabilities:
   Future policy benefits for life and accident and health insurance
     contracts                                                                $   817 $   785
   Policyholder contract deposits (portion measured at fair value:
     2017 - $439; 2016 - $209)                                                 40,433  39,593
   Other policyholder funds                                                         1       4
   Current income tax payable                                                       7      10
   Deferred income taxes                                                            9      --
   Notes payable - to affiliates (portion measured at fair value:
     2017 - $241; 2016 - $183)                                                    241     183
   Notes payable - to third parties                                               140      50
   Amounts due to related parties                                                 110     148
   Securities lending payable                                                     247     245
   Other liabilities                                                              602     590
   Separate account liabilities                                                36,419  32,469
                                                                              ------- -------
Total liabilities                                                              79,026  74,077
                                                                              ------- -------
Commitments and contingencies (see Note 13)

The Variable Annuity Life Insurance Company (VALIC) shareholder's equity:
   Common stock, $1 par value; 5,000,000 shares authorized, 3,575,000
     shares issued and outstanding                                                  4       4
   Additional paid-in capital                                                   4,081   4,103
   Retained earnings                                                              415     106
   Accumulated other comprehensive income                                       1,208     872
                                                                              ------- -------
Total VALIC shareholder's equity                                                5,708   5,085
Noncontrolling interests                                                            7      --
                                                                              ------- -------
Total equity                                                                    5,715   5,085
                                                                              ------- -------
Total liabilities and equity                                                  $84,741 $79,162
                                                                              ======= =======

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME

                                                       Years Ended December 31,
                                                       -----------------------
  (in millions)                                         2017     2016    2015
  -------------                                        ------   ------  ------
  Revenues:
     Premiums                                          $   27   $   27  $   21
     Policy fees                                          427      383     401
     Net investment income                              2,167    2,045   2,077
     Net realized capital gains (losses):
         Total other-than-temporary impairments
           on available for sale securities               (13)     (68)    (48)
         Portion of other-than-temporary
           impairments on available for sale
           fixed maturity securities recognized
           in other comprehensive loss                    (22)      (5)     (6)
                                                       ------   ------  ------
         Net other-than-temporary impairments on
           available for sale securities
           recognized in net income                       (35)     (73)    (54)
         Other realized capital (losses) gains            (22)     (54)    128
                                                       ------   ------  ------
     Total net realized capital (losses) gains            (57)    (127)     74
         Other income                                     328      340     417
                                                       ------   ------  ------
  Total revenues                                        2,892    2,668   2,990
                                                       ------   ------  ------
  Benefits and expenses:
     Policyholder benefits                                104       58      60
     Interest credited to policyholder account
       balances                                         1,115    1,134   1,117
     Amortization of deferred policy acquisition
       costs                                               90      135      20
     General operating and other expenses                 658      680     687
                                                       ------   ------  ------
  Total benefits and expenses                           1,967    2,007   1,884
                                                       ------   ------  ------
  Income before income tax expense                        925      661   1,106
  Income tax expense (benefit):
     Current                                              203      201     243
     Deferred                                               8      (57)     87
                                                       ------   ------  ------
  Income tax expense                                      211      144     330
                                                       ------   ------  ------
  Net income                                              714      517     776
  Less:
  Net income attributable to noncontrolling
    interests                                              --       --       1
                                                       ------   ------  ------
  Net income attributable to VALIC                     $  714   $  517  $  775
                                                       ======   ======  ======

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                             Years Ended December 31,
                                                             -----------------------
(in millions)                                                2017    2016     2015
-------------                                                ----    ----    -----
Net income                                                   $714    $517    $ 776
                                                             ----    ----    -----
Other comprehensive income (loss), net of tax
   Change in unrealized appreciation (depreciation) of
     fixed maturity investments on which other-than-
     temporary credit impairments were recognized              47     (29)     (49)
   Change in unrealized appreciation (depreciation) of all
     other investments                                        284     (24)    (938)
   Adjustments to deferred policy acquisition costs and
     deferred sales inducements                               (54)     34       82
   Change in unrealized insurance loss recognition             --     (17)      54
   Change in foreign currency translation adjustments          --      --       (1)
                                                             ----    ----    -----
Other comprehensive income (loss)                             277     (36)    (852)
                                                             ----    ----    -----
Comprehensive income (loss)                                   991     481      (76)
Comprehensive income attributable to noncontrolling
  interests                                                    --      --        1
                                                             ----    ----    -----
Comprehensive income (loss) attributable to VALIC            $991    $481    $ (77)
                                                             ----    ----    -----

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY

                                                         Accumulated  Total VALIC
                                    Additional              Other       Share-       Non-
                             Common  Paid-in   Retained Comprehensive  holder's   controlling Total
(in millions)                Stock   Capital   Earnings    Income       Equity     Interests  Equity
-------------                ------ ---------- -------- ------------- ----------- ----------- ------
Balance, January 1, 2015      $ 4     $5,305    $  --      $1,760       $7,069       $ 13     $7,082
                              ---     ------    -----      ------       ------       ----     ------
Net income attributable to
  VALIC or other
  noncontrolling interests     --         --      775          --          775          1        776
Dividends                      --         --     (775)         --         (775)        --       (775)
Other comprehensive loss       --         --       --        (852)        (852)        --       (852)
Capital contributions from
  Parent                       --         15       --          --           15         --         15
Return of capital              --       (805)      --          --         (805)        --       (805)
                              ---     ------    -----      ------       ------       ----     ------
Balance, December 31, 2015    $ 4     $4,515    $  --      $  908       $5,427       $ 14     $5,441
                              ===     ======    =====      ======       ======       ====     ======
Net income attributable to
  VALIC or other
  noncontrolling interests     --         --      517          --          517         --        517
Dividends                      --         --     (411)         --         (411)        --       (411)
Other comprehensive loss       --         --       --         (36)         (36)        --        (36)
Capital contributions from
  Parent                       --          1       --          --            1         --          1
Return of capital              --       (413)      --          --         (413)        --       (413)
Net decrease due to
  deconsolidation              --         --       --          --           --        (14)       (14)
                              ---     ------    -----      ------       ------       ----     ------
Balance, December 31, 2016    $ 4     $4,103    $ 106      $  872       $5,085       $ --     $5,085
                              ===     ======    =====      ======       ======       ====     ======
Net income attributable to
  VALIC or other
  noncontrolling interests     --         --      714          --          714         --        714
Dividends                      --         --     (346)         --         (346)        --       (346)
Other comprehensive income     --         --       --         277          277         --        277
Return of capital              --        (22)      --          --          (22)        --        (22)
Consolidation of
  subsidiaries                 --         --       --          --           --          7          7
Reclassification of certain
  tax effects from AOCI        --         --      (59)         59           --         --         --
                              ---     ------    -----      ------       ------       ----     ------
Balance, December 31, 2017    $ 4     $4,081    $ 415      $1,208       $5,708       $  7     $5,715
                              ===     ======    =====      ======       ======       ====     ======

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                       Years Ended December 31,
                                                                                      -------------------------
(in millions)                                                                           2017     2016     2015
-------------                                                                         -------  -------  -------
Cash flows from operating activities:
   Net income                                                                         $   714  $   517  $   776
                                                                                      -------  -------  -------
   Adjustments to reconcile net income to net cash provided by operating activities:
       Interest credited to policyholder account balances                               1,115    1,134    1,117
       Amortization of deferred policy acquisition costs                                   90      135       20
       Fees charged for policyholder contract deposits                                   (374)    (333)    (349)
       Net realized capital losses (gains)                                                 57      127      (74)
       Unrealized losses (gains) in earnings, net                                         (64)      10       25
       Equity in income of partnerships and other invested assets                         (23)     (34)     (32)
       Accretion of net premium/discount on investments                                  (202)    (207)    (189)
       Capitalized interest                                                               (16)      (8)     (10)
       Provision for deferred income taxes                                                  8      (57)      87
   Changes in operating assets and liabilities:
       Accrued investment income                                                           (3)       6       18
       Amounts due to related parties                                                     (25)     (36)     (54)
       Deferred policy acquisition costs                                                  (80)     (80)     (78)
       Current income tax receivable/payable                                               (3)      88       18
       Future policy benefits                                                              13        8      (11)
       Other, net                                                                          10       30      101
                                                                                      -------  -------  -------
   Total adjustments                                                                      503      783      589
                                                                                      -------  -------  -------
Net cash provided by operating activities                                               1,217    1,300    1,365
                                                                                      =======  =======  =======
Cash flows from investing activities:
   Proceeds from (payments for)
       Sales or distribution of:
       Available for sale investments                                                   2,464    3,447    2,405
       Other investments, excluding short-term investments                                409    1,220      716
       Redemption and maturities of fixed maturity securities available for sale        3,998    3,464    3,239
       Principal payments received on sales and maturities of mortgage and
         other loans receivable                                                         1,187    1,078      930
       Redemption and maturities of other investments, excluding short-term
         investments                                                                      257       86       84
   Purchases of:
       Available for sale investments                                                  (6,886)  (8,638)  (5,107)
       Mortgage and other loans receivable                                             (2,036)  (1,613)  (1,488)
       Other investments, excluding short-term investments                               (194)    (699)    (649)
   Net change in restricted cash                                                          (64)      10      191
   Net change in short-term investments                                                    57     (215)    (160)
   Other, net                                                                            (162)      16        2
                                                                                      -------  -------  -------
Net cash provided by (used in) investing activities                                      (970)  (1,844)     163
                                                                                      =======  =======  =======
Cash flows from financing activities:
   Policyholder contract deposits                                                       2,933    3,293    2,635
   Policyholder contract withdrawals                                                   (3,423)  (3,178)  (3,570)
   Net exchanges from separate accounts                                                   555      852      484
   Change in repurchase agreements                                                          1        1       --
   Repayment of notes payable                                                              --       --      (68)
   Issuance of notes payable                                                               90       --       --
   Change in securities lending payable                                                     2       76      169
   Dividends and return of capital paid                                                  (368)    (476)  (1,206)
                                                                                      -------  -------  -------
Net cash provided by (used in) financing activities                                      (210)     568   (1,556)
                                                                                      =======  =======  =======
Net increase (decrease) in cash                                                            37       24      (28)
Cash at beginning of year                                                                 106       82      110
                                                                                      -------  -------  -------
Cash at end of year                                                                   $   143  $   106  $    82
                                                                                      =======  =======  =======
Supplementary Disclosure of Consolidated Cash Flow Information
Cash paid during the period for:
   Interest                                                                           $    21  $     9  $     2
   Taxes                                                                                  198      103      214
Non-cash investing/financing activities:
   Sales inducements credited to policyholder contract deposits                             9       11        9
   Non-cash dividends and return of capital and dividend payable                           --      349      473
   Settlement of non-cash dividend payable                                                 --       --      702
   Non-cash contributions from Parent                                                      --        1       15
                                                                                      =======  =======  =======

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The Variable Annuity Life Insurance Company, including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). Unless the context indicates otherwise, the terms "VALIC," "the Company," "we," "us" or "our" mean The Variable Annuity Life Insurance Company and its consolidated subsidiaries, and the term "AIG Parent" means American International Group, Inc. and not any of its consolidated subsidiaries.

We are a Texas-domiciled life insurance company and a leading provider of defined contribution retirement savings plans sponsored by education, not-for-profit and government organizations. Our primary products include fixed and variable annuities, mutual funds and plan administrative and compliance services. We utilize career financial advisors and independent financial advisors to provide retirement plan participants with enrollment support and comprehensive financial planning services. No annual deposits for any individual advisor in 2017 or 2016 represented more than 10 percent of total annuity deposits.

Our operations are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of our insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. We are exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. We control our exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of our assets and liabilities, monitoring and limiting prepayments and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. We are also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect our exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). All significant intercompany accounts and transactions have been eliminated.

The consolidated financial statements include the accounts of the Company, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights and voting interests), and variable interest entities (VIEs) of which we are the primary beneficiary. Equity investments in entities that we do not consolidate, including corporate entities in which we have significant influence, and partnership and partnership-like entities in which we have more than minor influence over the operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Use of Estimates

The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:

..   income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset and provisional estimates associated with the enactment of the Tax Cuts and Jobs Act of 2017 (Tax Act);

..   reinsurance assets;

..   valuation of future policy benefit liabilities and timing and extent of loss recognition;

..   valuation of liabilities for guaranteed benefit features of variable annuity products;

..   estimated gross profits (EGP) to value deferred policy acquisition costs
    (DAC) for investment-oriented products;

..   impairment charges, including other-than-temporary impairments on available for sale securities and impairment on other invested assets;

..   liability for legal contingencies; and

..   fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our consolidated financial condition, results of operations and cash flows could be materially affected.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other Notes to these Consolidated Financial Statements, with a reference to the Note where a detailed description can be found:

Note 3.   Fair Value Measurements
              .  Short-term investments
Note 4.   Investments
              .  Fixed maturity and equity securities
              .  Other invested assets
              .  Net investment income
              .  Net realized capital gains (losses)
              .  Other-than-temporary impairments
Note 5.   Lending Activities
              .  Mortgage and other loans receivable - net of allowance
Note 6.   Reinsurance
              .  Reinsurance assets, net of allowance
Note 7.   Derivatives and Hedge Accounting
              .  Derivative assets and liabilities, at fair value
Note 8.   Deferred Policy Acquisition Costs and Deferred Sales Inducements
              .  Deferred policy acquisition costs
              .  Amortization of deferred policy acquisition costs
              .  Deferred sales inducements
Note 9.   Variable Interest Entities
Note 10.  Insurance Liabilities
              .  Future policy benefits

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

              .  Policyholder contract deposits
              .  Other policyholder funds
Note 11.  Variable Life and Annuity Contracts
Note 12.  Debt
              .  Long-term debt
Note 13.  Commitments and Contingencies
              .  Legal contingencies
Note 17.  Income Taxes

Other significant accounting policies

Premiums for life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in premiums in the Consolidated Statements of Income.

Policy fees represent fees recognized from investment-type products consisting of policy charges for cost of insurance or mortality and expense charges, policy administration charges, surrender charges and amortization of unearned revenue reserves. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate us for services to be provided in the future. Fees deferred as unearned revenue are amortized in relation to the incidence of EGP to be realized over the estimated lives of the contracts, similar to DAC.

Other income primarily includes brokerage commissions, advisory fee income and income from legal settlements.

Cash represents cash on hand and non-interest bearing demand deposits.

Short-term investments consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

Premiums and other receivables - net of allowance include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.

Other assets consist of prepaid expenses, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, deferred sales inducements, restricted cash and freestanding derivative assets.

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. For a more detailed discussion of separate accounts, see Note 11.

Other liabilities include other funds on deposit, other payables, securities sold under agreements to repurchase and freestanding derivative liabilities.

Accounting Standards Adopted During 2017

Derivative Contract Novations

In March 2016, the Financial Accounting Standards Board (FASB) issued an accounting standard that clarifies that a change in the counterparty (novation) to a derivative instrument that has been designated as a hedging instrument does not, in and of itself, require de-designation of that hedging relationship provided that all other hedge accounting criteria continue to be met.

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Contingent Put and Call Options in Debt Instruments

In March 2016, the FASB issued an accounting standard that clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. The standard requires an evaluation of embedded call (put) options solely on a four-step decision sequence that requires an entity to consider whether (1) the amount paid upon settlement is adjusted based on changes in an index, (2) the amount paid upon settlement is indexed to an underlying other than interest rates or credit risk, (3) the debt involves a substantial premium or discount and (4) the put or call option is contingently exercisable.

We adopted the standard on its required effective date of January 1, 2017. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Simplifying the Transition to the Equity Method of Accounting

In March 2016, the FASB issued an accounting standard that eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence, an investor must adjust the investment, results of operations, and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods during which the investment had been held.

We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Interest Held through Related Parties that are under Common Control

In October 2016, the FASB issued an accounting standard that amends the consolidation analysis for a reporting entity that is the single decision maker of a VIE. The new guidance will require the decision maker's evaluation of its interests held through related parties that are under common control on a proportionate basis (rather than in their entirety) when determining whether it is the primary beneficiary of that VIE. The amendment does not change the characteristics of a primary beneficiary.

We adopted the standard on its required effective date of January 1, 2017. The adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Clarifying the Definition of a Business

In January 2017, the FASB issued an accounting standard that changes the definition of a business to assist entities in evaluating when a set of transferred assets and activities is a business. The new standard will require an entity to evaluate if substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar assets; if so, the set of transferred assets and activities is not a business. At a minimum, a set must include an input and a substantive process that together significantly contribute to the ability to create output.

We adopted the standard on October 1, 2017. The impact of the standard is primarily related to our investments in real estate. As a result of the adoption, we anticipate that future acquisitions of certain real estate investments will no longer meet the definition of a business and will be treated as asset acquisitions. As a result, no goodwill would be recognized from these investments and certain costs can be capitalized as part of the asset acquisitions. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations and cash flows.

Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income (AOCI)

In February 2018, the FASB issued an accounting standard that allows the optional reclassification of stranded tax effects within accumulated other comprehensive income to retained earnings that arise due to the enactment of the Tax

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Act. We have elected to early adopt the accounting standard in our financial statements for the year ended December 31, 2017. Accordingly, we have recorded a reclassification adjustment of $59 million related to the effect of the change in the U.S. federal corporate income tax rate on the gross deferred tax amounts at the date of enactment of the Tax Act. Consistent with Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (SAB 118), released by the Securities and Exchange Commission, these are provisional adjustments and may be revised as relevant guidance is released.

We use the security-by-security approach when releasing stranded income tax effects from AOCI for available for sale securities.

Future Application of Accounting Standards

Revenue Recognition

In May 2014, the FASB issued an accounting standard that supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and certain other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities.

We will adopt this standard on its effective date of January 1, 2018 using the modified retrospective approach. Our analysis of revenues indicates that substantially all of our revenues are from sources excluded from the scope of the standard. For those revenue sources within the scope of the standard, there are no material changes in the timing or measurement of revenues based upon the guidance. As substantially all of our revenue sources are excluded from the scope of the standard, the adoption of the standard will not have a material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued an accounting standard that will require equity investments that do not follow the equity method of accounting or are not subject to consolidation to be measured at fair value with changes in fair value recognized in earnings, while financial liabilities for which fair value option accounting has been elected, changes in fair value due to instrument-specific credit risk will be presented separately in other comprehensive income. The standard allows the election to record equity investments without readily determinable fair values at cost, less impairment, adjusted for subsequent observable price changes with changes in the carrying value of the equity investments recorded in earnings. The standard also updates certain fair value disclosure requirements for financial instruments carried at amortized cost.

We will adopt this standard on its effective date of January 1, 2018 using the modified retrospective approach. Based on our review substantially all of our assets and liabilities are not within the scope of the standard. The adoption of this standard will not have material effect on our reported consolidated financial condition, results of operations, cash flows or require disclosures.

Leases

In February 2016, the FASB issued an accounting standard that will require lessees with lease terms of more than 12 months to recognize a right of use asset and a corresponding lease liability on their balance sheets. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating leases or finance leases.

We plan to adopt the standard on its effective date of January 1, 2019 using a modified retrospective approach upon adoption. We are currently quantifying the expected recognition on our balance sheet for a right to use asset and a lease liability as required by the standard. We do not expect the impact of the standard to have a material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Financial Instruments - Credit Losses

In June 2016, the FASB issued an accounting standard that will change how entities account for credit losses for most financial assets. The standard will replace the existing incurred loss impairment model with a new "current expected credit loss model" that generally will result in earlier recognition of credit losses. The standard will apply to financial assets subject to credit losses, including loans measured at amortized cost, reinsurance receivables and certain off-balance sheet credit exposures. Additionally, the impairment for available for sale debt securities, including purchased credit deteriorated securities, are subject to the new guidance and will be measured in a similar manner, except that losses will be recognized as allowances rather than reductions in the amortized cost of the securities. The standard will also require additional information to be disclosed in the footnotes.

The standard is effective on January 1, 2020, with early adoption permitted on January 1, 2019. We are continuing to develop our implementation plan to adopt the standard and are assessing the impact of the standard on our reported consolidated financial condition, results of operations, cash flows and required disclosures. While we expect an increase in our allowances for credit losses for the financial instruments within scope of the standard, given the objective of the new standard, the amount of any change will be dependent on our portfolios' composition and quality at the adoption date as well as economic conditions and forecasts at that time.

Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB issued an accounting standard that addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The amendments provide clarity on the treatment of eight specifically defined types of cash inflows and outflows.

We will adopt this standard retrospectively on its effective date of January 1, 2018. The standard addresses presentation in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition, results of operations or required disclosures.

Intra-Entity Transfers of Assets Other than Inventory

In October 2016, the FASB issued an accounting standard that will require an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset is sold to a third party.

We will adopt the standard on its effective date of January 1, 2018 using a modified retrospective approach. The adoption of this standard will not have a material impact on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Restricted Cash

In November 2016, the FASB issued an accounting standard that provides guidance on the presentation of restricted cash in the Statement of Cash Flows. Entities will be required to explain the changes during a reporting period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents in the statement of cash flows.

We will adopt the standard retrospectively on its effective date of January 1, 2018. The standard addresses presentation of restricted cash in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition, results of operations or required disclosures.

Gains and Losses from the Derecognition of Nonfinancial Assets

In February 2017, the FASB issued an accounting standard that clarifies the scope of the derecognition guidance for the sale, transfer and derecognition of nonfinancial assets to noncustomers that aligns with the new revenue recognition principles. The standard also adds new accounting for partial sales of nonfinancial assets (including in substance real estate) that requires an entity to derecognize a nonfinancial asset when it 1) ceases to have a controlling financial

                                      13

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

interest in the legal entity that holds the asset based on the consolidation model and 2) transfers control of the asset based on the revenue recognition model.

We will adopt this standard on its effective date of January 1, 2018 under the modified retrospective approach. Based on our evaluation, we do not expect the standard to have a material impact on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Improving the Presentation of Net Periodic Pension and Postretirement Benefit
Cost

In March 2017, the FASB issued an accounting standard that requires entities to report the service cost component of net periodic pension and postretirement benefit costs in the same line item as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net periodic benefit costs are required to be separately presented in the income statement. The amendments also allow only the service cost component to be eligible for capitalization when applicable.

We will adopt this standard on its effective date of January 1, 2018. The standard primarily addresses the presentation of the service cost component of net periodic benefit costs in the income statement. AIG Parent's U.S. pension plans are frozen and no longer accrue benefits, which are reflected as service costs. Therefore, the standard will have no material effect on our reported consolidated financial condition, results of operations, cash flows or required disclosures.

Derivatives and Hedging

In August 2017, the FASB issued an accounting standard that improves and expands hedge accounting for both financial and commodity risks. The provisions of the amendment are intended to better align the accounting with an entity's risk management activities, enhance the transparency on how the economic results are presented in the financial statements and the footnote, and simplify the application of hedge accounting treatment.

The standard is effective on January 1, 2019, with early adoption permitted. We are evaluating the timing of adoption and are assessing the impact of the standard on our reported consolidated financial condition, results of operations, cash flows and required disclosures.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

We carry certain of our financial instruments at fair value. We define the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. We maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the Consolidated Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


..   Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels discussed above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Valuation Methodologies of Financial Instruments Measured at Fair Value

Incorporation of Credit Risk in Fair Value Measurements

   . Our Own Credit Risk. Fair value measurements for certain derivative liabilities incorporate our own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to us at the balance sheet date by reference to observable AIG credit default swap (CDS) or cash bond spreads. We calculate the effect of credit spread changes using discounted cash flow techniques that incorporate current market interest rates. A derivative counterparty's net credit exposure to us is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with us, as well as collateral we post with the counterparty at the balance sheet date. For a description of how we incorporate our own credit risk in the valuation of embedded derivatives related to certain annuity and life insurance products, see Embedded Derivatives within Policyholder Contract Deposits, below.

   . Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for us to protect against our net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. Our net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

For fair values measured based on internal models, the cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to us by an independent third party. We utilize an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive our discount rates.

                                      15

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, we believe this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

We employ independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments, based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation service providers are reviewed and understood by management, through periodic discussion with and information provided by the independent third-party valuation service providers. In addition, as discussed further below, control processes are applied to the fair values received from independent third-party valuation service providers to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of market-accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions for comparable securities, benchmark yields, interest rate yield curves, credit spreads, prepayment rates, default rates, recovery assumptions, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

We have control processes designed to ensure that the fair values received from independent third-party valuation service providers are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from independent third-party valuation service providers through various analytical techniques, and have procedures to escalate related questions internally and to the independent third-party valuation service providers for resolution. To assess the degree of pricing consensus among various valuation service providers for specific asset types, we conduct comparisons of prices received from available sources. We use these comparisons to establish a hierarchy for the fair values received from independent third-party valuation service providers to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When our independent third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing market accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies and defaults, loss severity assumptions, prepayments, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from independent third-party valuation service providers, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations reflect illiquidity and non-transferability, based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of

                                      16

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including residential mortgage backed securities (RMBS), commercial mortgage backed securities (CMBS), collateralized debt obligations (CDO), other asset-backed securities (ABS) and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchange or dealer markets.

Mortgage and Other Loans Receivable

We estimate the fair value of mortgage and other loans receivable that are measured at fair value by using dealer quotations, discounted cash flow analyses and/or internal valuation models. The determination of fair value considers inputs such as interest rate, maturity, the borrower's creditworthiness, collateral, subordination, guarantees, past-due status, yield curves, credit curves, prepayment rates, market pricing for comparable loans and other relevant factors.

Other Invested Assets

We initially estimate the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, we generally obtain the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. We consider observable market data and perform certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments, other financing transactions of the issuer and other available financial information for the issuer, with adjustments made to reflect illiquidity as appropriate.

Short-term Investments

For short-term investments that are measured at amortized cost, the carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk. Securities purchased under agreements to resell (reverse repurchase agreements) are generally treated as collateralized receivables. We report certain receivables arising from securities purchased under agreements to resell as Short-term investments in the Consolidated Balance Sheets. When these receivables are measured at fair value, we use market-observable interest rates to determine fair value.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). We generally value exchange-traded derivatives such as futures and options using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as

                                      17

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the availability of pricing information in the market. We generally use similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. We will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, independent third-party valuation service providers and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Derivatives within Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded derivatives that we bifurcate from the host contracts and account for separately at fair value, with changes in fair value recognized in earnings. These embedded derivatives are classified within Policyholder contract deposits. We have concluded these contracts contain either (i) a written option that guarantees a minimum accumulation value at maturity, (ii) a written option that guarantees annual withdrawals regardless of underlying market performance for a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives and must be bifurcated.

The fair value of embedded derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These discounted cash flow projections primarily include benefits and related fees assessed, when applicable. In some instances, the projected cash flows from fees may exceed projected cash flows related to benefit payments and therefore, at a point in time, the carrying value of the embedded derivative may be in a net asset position. The projected cash flows incorporate best estimate assumptions for policyholder behavior (including mortality, lapses, withdrawals and benefit utilization), along with an explicit risk margin to reflect a market participant's estimates of projected cash flows and policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on our historical experience.

Because of the dynamic and complex nature of the projected cash flows with respect to embedded derivatives in our variable annuity contracts, risk neutral valuations are used, which are calibrated to observable interest rate and equity option prices. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, credit spreads, correlations of certain market variables, fund performance, discount rates and policyholder behavior. The portion of fees attributable to the fair value of expected benefit payments are included within the fair value measurement of these embedded derivatives, and related fees are classified in net realized capital gains (losses) as earned, consistent with other changes in the fair value of these embedded policy derivatives. Any portion of the fees not attributed to the embedded derivatives are excluded from the fair value measurement and classified in policy fees as earned.

With respect to embedded derivatives in our equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and our ability to adjust the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions.

Projected cash flows are discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (for example, LIBOR) leg of a related tenor. We also incorporate our own risk of non-performance in the valuation of the embedded derivatives associated with variable annuity and equity-indexed annuity and life contracts. The non-performance risk adjustment reflects a market participant's view of our claims-paying ability by incorporating an additional spread to the swap curve used to discount projected benefit cash flows in the valuation of these embedded derivatives. The non-performance risk adjustment is

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

calculated by constructing forward rates based on a weighted average of observable corporate credit indices to approximate our claims-paying ability rating.

Notes Payable

Certain VIEs that we consolidate have each elected the fair value option for certain tranches of their structured securities, which are included in notes payable - to affiliates. The fair value of the structured securities is determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows are discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads are adjusted to include a spread premium to compensate for the complexity and perceived illiquidity of the structured securities. The spread premiums were derived on the respective issuance dates of the structured securities, with reference to the issuance spread on tranches of structured securities issued by the same entities that were purchased by independent, non-affiliated third parties.

Other Liabilities

Other liabilities measured at fair value include certain securities sold under agreements to repurchase and certain securities sold but not yet purchased. Liabilities arising from securities sold under agreements to repurchase are generally treated as collateralized borrowings. We estimate the fair value of liabilities arising under these agreements by using market-observable interest rates. This methodology considers such factors as the coupon rate, yield curves and other relevant factors. Fair values for securities sold but not yet purchased are based on current market prices.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis, and indicates the level of the fair value measurement based on the observability of the inputs used:

December 31, 2017                                                                             Counterparty     Cash
(in millions)                                                         Level 1 Level 2 Level 3 Netting /(a)/ Collateral  Total
-----------------                                                     ------- ------- ------- ------------  ---------- -------
Assets:
   Bonds available for sale:
   U.S. government and government sponsored entities                  $    -- $   358 $   --     $  --        $  --    $   358
   Obligations of states, municipalities and political subdivisions        --   1,418     83        --           --      1,501
   Non-U.S. governments                                                    --   1,119     --        --           --      1,119
   Corporate debt                                                          --  20,069    224        --           --     20,293
   RMBS                                                                    --   3,395  2,132        --           --      5,527
   CMBS                                                                    --   4,028    269        --           --      4,297
   CDO/ABS                                                                 --     619  1,924        --           --      2,543
                                                                      ------- ------- ------     -----        -----    -------
Total bonds available for sale                                             --  31,006  4,632        --           --     35,638
                                                                      ------- ------- ------     -----        -----    -------
Other bond securities:
   Non-U.S. governments                                                    --       7     --        --           --          7
   Corporate debt                                                          --     239     --        --           --        239
   RMBS                                                                    --     184    478        --           --        662
   CMBS                                                                    --      95     37        --           --        132
   CDO/ABS                                                                 --       5    635        --           --        640
                                                                      ------- ------- ------     -----        -----    -------
Total other bond securities                                                --     530  1,150        --           --      1,680
                                                                      ------- ------- ------     -----        -----    -------
Equity securities available for sale:
   Common stock                                                             1      --     --        --           --          1
   Preferred stock                                                          4      --     --        --           --          4
                                                                      ------- ------- ------     -----        -----    -------
Total equity securities available for sale                                  5      --     --        --           --          5
                                                                      ------- ------- ------     -----        -----    -------
Other invested assets/(b)/                                                 --      --     16        --           --         16
Short-term investments                                                    326     432     --        --           --        758
Derivative assets:
   Interest rate contracts                                                 --      66     --        --           --         66
   Foreign exchange contracts                                              --      28     --        --           --         28
   Equity contracts                                                         5     298     --        --           --        303
   Counterparty netting and cash collateral                                --      --     --      (158)        (235)      (393)
                                                                      ------- ------- ------     -----        -----    -------
Total derivative assets                                                     5     392     --      (158)        (235)         4
                                                                      ------- ------- ------     -----        -----    -------
Separate account assets                                                36,260     159     --        --           --     36,419
                                                                      ------- ------- ------     -----        -----    -------
Total                                                                 $36,596 $32,519 $5,798     $(158)       $(235)   $74,520
                                                                      ======= ======= ======     =====        =====    =======
Liabilities:
Policyholder contract deposits                                        $    -- $    -- $  439     $  --        $  --    $   439
Notes payable - to affiliates                                              --      --    241        --           --        241
Derivative liabilities:
   Interest rate contracts                                                 --      31     --        --           --         31
   Foreign exchange contracts                                              --      60     --        --           --         60
   Equity contracts                                                        --      67     --        --           --         67
   Counterparty netting and cash collateral                                --      --     --      (158)          --       (158)
                                                                      ------- ------- ------     -----        -----    -------
Total derivative liabilities                                               --     158     --      (158)          --         --
                                                                      ------- ------- ------     -----        -----    -------
Total                                                                 $    -- $   158 $  680     $(158)       $  --    $   680
                                                                      ======= ======= ======     =====        =====    =======

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


December 31, 2016                                                                             Counterparty     Cash
(in millions)                                                         Level 1 Level 2 Level 3 Netting /(a)/ Collateral  Total
-----------------                                                     ------- ------- ------- ------------  ---------- -------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities                  $    -- $   345 $   --      $--         $  --    $   345
   Obligations of states, municipalities and political subdivisions        --     881     42       --            --        923
   Non-U.S. governments                                                    --     988     --       --            --        988
   Corporate debt                                                          --  19,638    180       --            --     19,818
   RMBS                                                                    --   3,204  2,133       --            --      5,337
   CMBS                                                                    --   4,137    314       --            --      4,451
   CDO/ABS                                                                 --     970  1,759       --            --      2,729
                                                                      ------- ------- ------      ---         -----    -------
Total bonds available for sale                                             --  30,163  4,428       --            --     34,591
                                                                      ------- ------- ------      ---         -----    -------
Other bond securities:
   Non-U.S. governments                                                    --       7     --       --            --          7
   Corporate debt                                                          --     224     --       --            --        224
   RMBS                                                                    --     175    507       --            --        682
   CMBS                                                                    --     119     35       --            --        154
   CDO/ABS                                                                 --       5    706       --            --        711
                                                                      ------- ------- ------      ---         -----    -------
Total other bond securities                                                --     530  1,248       --            --      1,778
                                                                      ------- ------- ------      ---         -----    -------
Equity securities available for sale:
   Common stock                                                             1      --     --       --            --          1
   Preferred stock                                                          4      --     --       --            --          4
                                                                      ------- ------- ------      ---         -----    -------
Total equity securities available for sale                                  5      --     --       --            --          5
                                                                      ------- ------- ------      ---         -----    -------
Other invested assets/(b)/                                                 --      --     12       --            --         12
Short-term investments                                                    385     382     --       --            --        767
Derivative assets:
   Interest rate contracts                                                 --     122     --       --            --        122
   Foreign exchange contracts                                              --      96     --       --            --         96
   Equity contracts                                                        15      13     --       --            --         28
   Counterparty netting and cash collateral                                --      --     --       (7)         (191)      (198)
                                                                      ------- ------- ------      ---         -----    -------
Total derivative assets                                                    15     231     --       (7)         (191)        48
                                                                      ------- ------- ------      ---         -----    -------
Separate account assets                                                32,298     171     --       --            --     32,469
                                                                      ------- ------- ------      ---         -----    -------
Total                                                                 $32,703 $31,477 $5,688      $(7)        $(191)   $69,670
                                                                      ======= ======= ======      ===         =====    =======
Liabilities:
Policyholder contract deposits                                        $    -- $    -- $  209      $--         $  --    $   209
Notes payable - to affiliates                                              --      --    183       --            --        183
Derivative liabilities:
   Foreign exchange contracts                                              --       7     --       --            --          7
   Counterparty netting and cash collateral                                --      --     --       (7)           --         (7)
                                                                      ------- ------- ------      ---         -----    -------
Total derivative liabilities                                               --       7     --       (7)           --         --
                                                                      ------- ------- ------      ---         -----    -------
Total                                                                 $    -- $     7 $  392      $(7)        $  --    $   392
                                                                      ======= ======= ======      ===         =====    =======

(a)Represents netting of derivative exposures covered by qualifying master netting agreements.
(b)Excludes investments that are measured at fair value using the NAV per share (or its equivalent), which totaled $371 million and $516 million as of December 31, 2017 and 2016, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

Our policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. We had no significant transfers from Level 1 to Level 2 as well as transfers from Level 2 to Level 1 during 2017 and 2016.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during the years ended December 31, 2017 and 2016 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the Consolidated Balance Sheets at December 31, 2017 and 2016:

                                                                                                                      Changes in
                                                                                                                      Unrealized
                                                       Net                                                               Gains
                                                     Realized                                                          (Losses)
                                                       and                    Purchases,                              Included in
                                                    Unrealized                  Sales,                                 Income on
                                            Fair      Gains                   Issuances                        Fair   Instruments
                                            Value    (Losses)      Other         and        Gross     Gross   Value     Held at
                                          Beginning  Included  Comprehensive Settlements, Transfers Transfers End of    End of
(in millions)                              of Year  in Income  Income (Loss)     Net         In        Out     Year      Year
-------------                             --------- ---------- ------------- ------------ --------- --------- ------  -----------
December 31, 2017
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and political
     subdivisions                          $   42     $  --        $  6         $  35       $ --      $  --   $   83     $ --
   Corporate debt                             180        (6)          3           (31)       186       (108)     224       --
   RMBS                                     2,133       126         122          (252)         3         --    2,132       --
   CMBS                                       314        13         (17)          (31)        11        (21)     269       --
   CDO/ABS                                  1,759         9          38           118         --         --    1,924       --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total bonds available for sale              4,428       142         152          (161)       200       (129)   4,632       --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Other bond securities:
   Obligations of states, municipalities
   RMBS                                       507        67          --           (96)        --         --      478       54
   CMBS                                        35         2          --            --         --         --       37        1
   CDO/ABS                                    706        30          --          (101)        --         --      635       29
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total other bond securities                 1,248        99          --          (197)        --         --    1,150       84
                                           ------     -----        ----         -----       ----      -----   ------     ----
Other invested assets                          12        --          --             4         --         --       16       --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total                                      $5,688     $ 241        $152         $(354)      $200      $(129)  $5,798     $ 84
                                           ======     =====        ====         =====       ====      =====   ======     ====
Liabilities:
Policyholder contract deposits             $ (209)    $ (66)       $ --         $(164)      $ --      $  --   $ (439)    $ 34
Notes payable - to affiliates                (183)      (58)         --            --         --         --     (241)      --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total                                      $ (392)    $(124)       $ --         $(164)      $ --      $  --   $ (680)    $ 34
                                           ======     =====        ====         =====       ====      =====   ======     ====
December 31, 2016
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and political
     subdivisions                          $   48     $  --        $  1         $  --       $ --      $  (7)  $   42     $ --
   Corporate debt                             218        (5)        (14)          (14)       192       (197)     180       --
   RMBS                                     1,918        87           9            87         36         (4)   2,133       --
   CMBS                                       537        39         (50)          (83)         2       (131)     314       --
   CDO/ABS                                  1,568         8         (29)          223         --        (11)   1,759       --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total bonds available for sale              4,289       129         (83)          213        230       (350)   4,428       --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Other bond securities:
   RMBS                                       105        12          --           390         --         --      507        7
   CMBS                                        15        --          --            31         --        (11)      35       --
   CDO/ABS                                    715        23          --           (32)        --         --      706       17
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total other bond securities                   835        35          --           389         --        (11)   1,248       24
                                           ------     -----        ----         -----       ----      -----   ------     ----
Other invested assets                          14        --          (2)           --         --         --       12       --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total                                      $5,138     $ 164        $(85)        $ 602       $230      $(361)  $5,688     $ 24
                                           ======     =====        ====         =====       ====      =====   ======     ====
Liabilities:
Policyholder contract deposits             $ (197)    $   9        $ --         $ (21)      $ --      $  --   $ (209)    $(16)
Notes payable - to affiliates                (143)      (40)         --            --         --         --     (183)      --
                                           ------     -----        ----         -----       ----      -----   ------     ----
Total                                      $ (340)    $ (31)       $ --         $ (21)      $ --      $  --   $ (392)    $(16)
                                           ======     =====        ====         =====       ====      =====   ======     ====

Net realized and unrealized gains and losses included in income related to Level 3 assets and liabilities shown above were reported in the Consolidated Statements of Income as follows:

                                                                          Net
                                                                        Realized
                                                                Net     Capital
                                                             Investment  Gains
(in millions)                                                  Income   (Losses) Total
-------------                                                ---------- -------- -----
December 31, 2017
   Bonds available for sale                                     $153      $(11)  $142
   Other bond securities                                          97         2     99
   Policyholder contract deposits                                 --       (66)   (66)
   Notes payable - to affiliates                                 (58)       --    (58)
                                                                ----      ----   ----
December 31, 2016
   Bonds available for sale                                     $145      $(16)  $129
   Other bond securities                                          33         2     35
   Policyholder contract deposits                                 --         9      9
   Notes payable - to affiliates                                 (40)       --    (40)
                                                                ----      ----   ----

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issues and settlements, net, shown above:

                                                                                   Purchases,
                                                                                Sales, Issuances
(in millions)                                    Purchases Sales  Settlements and Settlements, Net*
-------------                                    --------- -----  ----------- ---------------------
December 31, 2017
Assets:
Bonds available for sale:
   Obligations of states, municipalities and
     political subdivisions                        $ 35    $  --    $    --           $  35
   Corporate debt                                     7       --        (38)            (31)
   RMBS                                             222       --       (474)           (252)
   CMBS                                              56      (34)       (53)            (31)
   CDO/ABS                                          491      (60)      (313)            118
                                                   ----    -----    -------           -----
Total bonds available for sale                      811      (94)      (878)           (161)
                                                   ----    -----    -------           -----
Other bond securities:
   RMBS                                              34      (48)       (82)            (96)
   CDO/ABS                                           --       --       (101)           (101)
                                                   ----    -----    -------           -----
Total other bond securities                          34      (48)      (183)           (197)
                                                   ----    -----    -------           -----
Other invested assets                                 4       --         --               4
                                                   ----    -----    -------           -----
Total assets                                       $849    $(142)   $(1,061)          $(354)
                                                   ====    =====    =======           =====
Liabilities:
Policyholder contract deposits                     $ --    $ (33)   $  (131)          $(164)
                                                   ----    -----    -------           -----
Total liabilities                                  $ --    $ (33)   $  (131)          $(164)
                                                   ====    =====    =======           =====

                                                                                  Purchases,
                                                                               Sales, Issuances
(in millions)                                    Purchases Sales Settlements and Settlements, Net
-------------                                    --------- ----- ----------- --------------------
December 31, 2016
Assets:
   Corporate debt                                 $   10   $ --     $ (24)           $(14)
   RMBS                                              495     --      (408)             87
   CMBS                                               26    (31)      (78)            (83)
   CDO/ABS                                           417    (38)     (156)            223
                                                  ------   ----     -----            ----
Total bonds available for sale                       948    (69)     (666)            213
                                                  ------   ----     -----            ----
Other bond securities:
   RMBS                                              424     (7)      (27)            390
   CMBS                                               33     --        (2)             31
   CDO/ABS                                            13     --       (45)            (32)
                                                  ------   ----     -----            ----
Total other bond securities                          470     (7)      (74)            389
                                                  ------   ----     -----            ----
Total assets                                      $1,418   $(76)    $(740)           $602
                                                  ======   ====     =====            ====
Liabilities:
Policyholder contract deposits                    $   --   $(59)    $  38            $(21)
                                                  ------   ----     -----            ----
Total liabilities                                 $   --   $(59)    $  38            $(21)
                                                  ======   ====     =====            ====

*  There were no issuances in 2017 and 2016.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2017 and 2016 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

We record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $17.5 million of net losses related to assets transferred into Level 3 in 2017 and includes $8.8 million of net losses related to assets transferred out of Level 3 in 2017. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $43 million of net losses related to assets transferred into Level 3 in 2016 and includes
$44 million of net losses related to assets transferred out of Level 3 in 2016.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Transfers of Level 3 Assets

During the years ended December 31, 2017 and 2016, transfers into Level 3 assets primarily included certain investments in private placement corporate debt, RMBS, CMBS, and CDO/ABS. Transfers of private placement corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required us to determine fair value for these securities based on inputs that are adjusted to better reflect our own assumptions regarding the characteristics of a specific security or associated market liquidity. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

During the years ended December 31, 2017 and 2016, transfers out of Level 3 assets primarily included private placement and other corporate debt, CMBS, CDO/ABS, RMBS and certain investments in municipal securities. Transfers of certain investments in municipal securities, corporate debt, RMBS, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of certain investments in private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on our own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

Transfers of Level 3 Liabilities

There were no significant transfers of derivative or other liabilities into or out of Level 3 for the years ended December 31, 2017 and 2016.

Quantitative Information about Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                 Fair Value at
(in              December 31,
millions)            2017      Valuation Technique          Unobservable Input/(b)/         Range (Weighted Average)
---------        ------------- -------------------- ----------------------------------      ------------------------
Assets:

  Obligations
  of
  states,
  municipalities
  and
  political
  subdivisions      $   83     Discounted cash flow                              Yield                3.50% - 4.19% (3.85%)

  Corporate
  debt                 209     Discounted cash flow                              Yield                4.66% - 13.64% (9.15%)
RMBS/(a)/            2,435     Discounted cash flow           Constant prepayment rate                3.86% - 12.57% (8.21%)
                                                                         Loss severity               45.08% - 75.64% (60.36%)
                                                                 Constant default rate                3.60% - 8.61% (6.11%)
                                                                                 Yield                2.86% - 5.40% (4.13%)
CMBS                   133     Discounted cash flow                              Yield                2.88% - 7.89% (5.39%)
CDO/ABS/(a)/           998     Discounted cash flow                              Yield                3.38% - 4.74% (4.06%)

Liabilities:
Embedded
  derivatives
  within
Policyholder
  contract
  deposits:
GMWB                $  186     Discounted cash flow                  Equity volatility               06.45% - 51.25%
                                                                       Base lapse rate               00.35% - 14.00%
                                                                    Dynamic lapse rate               30.00% -170.00%
                                                                  Mortality multiplier/(c)/          40.00% - 153.00%
                                                                      Utilization rate               90.00% - 100.00%
                                                    Equity / interest-rate correlation               20.00% - 40.00%
                               Discounted cash flow                         Lapse rate
  Index
  annuities            253                                                                           00.50% - 40.00%
                                                                  Mortality multiplier/(c)/          42.00% - 162.00%
                                                                         Option budget               01.00%-04.00%

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                               Fair Value at
                               December 31,
(in millions)                      2016      Valuation Technique    Unobservable Input/(b)/   Range (Weighted Average )
-------------                  ------------- --------------------- -------------------------- -------------------------
Assets:
Obligations of states,
  municipalities and
  political subdivisions          $   42     Discounted cash flow                      Yield             4.09% - 4.41% (4.25%)
Corporate debt                        33     Discounted cash flow                      Yield             3.64% - 9.35% (6.50%)
RMBS/(a)/                          2,495     Discounted cash flow   Constant prepayment rate             1.21% - 9.52% (5.37%)
                                                                               Loss severity            48.91% - 79.57% (64.24%)
                                                                       Constant default rate             3.12% - 9.89% (6.51%)
                                                                                       Yield             2.85% - 6.35% (4.60%)
CMBS                                  10     Discounted cash flow                      Yield             2.02% - 2.04% (2.03%)
CDO/ABS/(a)/                         602     Discounted cash flow                      Yield             4.46% - 6.22% (5.34%)

Liabilities:
Embedded derivatives within
Policyholder contract deposits:
GMWB                              $  165     Discounted cash flow          Equity volatility            13.00% - 50.00%
                                                                             Base lapse rate             0.50% - 20.00%
                                                                          Dynamic lapse rate            30.00% - 170.00%
                                                                   Mortality multiplier/(d)/            42.00% - 161.00%
                                                                            Utilization rate           100.00%
                                                                      Equity / interest rate
                                                                                 correlation            20.00% - 40.00%
Index annuities                       44     Discounted cash flow                 Lapse rate             1.00% - 66.00%
                                                                   Mortality multiplier/(d)/            50.00% - 75.00%
                                                                               Option budget             1.00% - 3.00%

(a)Information received from third-party valuation service providers. The ranges of the unobservable inputs for constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by us. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by us, because there are other factors relevant to the fair values of specific tranches owned by us including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that we believe would be used by market participants when valuing these assets and liabilities.
(c)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table.

The ranges of reported inputs for Obligations of states, municipalities and political subdivisions, Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to our risk management practices that might offset risks inherent in these Level 3 assets and liabilities.

Sensitivity to Changes in Unobservable Inputs

We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following paragraphs provide a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Obligations of States, Municipalities and Political Subdivisions

The significant unobservable input used in the fair value measurement of certain investments in obligations of states, municipalities and political subdivisions is yield. In general, increases in the yield would decrease the fair value of investments in obligations of states, municipalities and political subdivisions.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the security. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates (CPR), loss severity, constant default rates (CDR) and yield.
A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Embedded derivatives within Policyholder contract deposits

Embedded derivatives reported within policyholder contract deposits include guaranteed minimum withdrawal benefits (GMWB) within variable annuity products and interest crediting rates based on market indices within index annuities. For any given contract, assumptions for unobservable inputs vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. The following unobservable inputs are used for valuing embedded derivatives measured at fair value:

..   Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. Increases in assumed volatility will generally increase the fair value of both the projected cash flows from rider fees as well as the projected cash flows related to benefit payments. Therefore, the net change in the fair value of the liability may be either a decrease or an increase, depending on the relative changes in projected rider fees and projected benefit payments.

..   Equity / interest rate correlation estimates the relationship between changes in equity returns and interest rates in the economic scenario generator used to value our GMWB embedded derivatives. In general, a higher positive correlation assumes that equity markets and interest rates move in a more correlated fashion, which generally increases the fair value of the liability.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

..   Base lapse rate assumptions are determined by company experience and are adjusted at the contract level using a dynamic lapse function, which reduces the base lapse rate when the contract is in-the-money (when the contract holder's guaranteed value, as estimated by the Company, is worth more than their underlying account value). Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. Increases in assumed lapse rates will generally decrease the fair value of the liability, as fewer policyholders would persist to collect guaranteed withdrawal amounts.

..   Mortality rate assumptions, which vary by age and gender, are based on company experience and include a mortality improvement assumption. Increases in assumed mortality rates will decrease the fair value of the liability, while lower mortality rate assumptions will generally increase the fair value of the liability, because guaranteed payments will be made for a longer period of time.

..   Utilization assumptions estimate the timing when policyholders with a GMWB will elect to utilize their benefit and begin taking withdrawals. The assumptions may vary by the type of guarantee, tax-qualified status, the contract's withdrawal history and the age of the policyholder. Utilization assumptions are based on company experience, which includes partial withdrawal behavior. Increases in assumed utilization rates will generally increase the fair value of the liability.

..   Option budget estimates the expected long-term cost of options used to hedge exposures associated with equity price changes. The level of option budgets determines future costs of the options, which impacts the growth in account value and the valuation of embedded derivatives.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value per Share

The following table includes information related to our investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring basis, we use the net asset value per share to measure fair value.

                                                            December 31, 2017             December 31, 2016
                                                        ---------------------------   ---------------------------
                                                          Fair Value                    Fair Value
                                                          Using Net                     Using Net
                                                         Asset Value                   Asset Value
                                                        Per Share (or     Unfunded    Per Share (or     Unfunded
(in millions)           Investment Category Includes    its equivalent)  Commitments  its equivalent)  Commitments
-------------          -------------------------------  ---------------  -----------  ---------------  -----------
Investment Category
Private equity funds:
   Leveraged buyout    Debt and/or equity investments
                       made as part of a transaction
                       in which assets of mature
                       companies are acquired from the
                       current shareholders, typically
                       with the use of financial
                       leverage                               $90           $50            $112           $57

   Real Estate /       Investments in real estate
   Infrastructure      properties and infrastructure
                       positions, including power
                       plants and other energy
                       generating facilities                    3             4              12             4

   Venture capital     Early-stage, high-potential,
                       growth companies expected to
                       generate a return through an
                       eventual realization event,
                       such as an initial public
                       offering or sale of the company         15             9               8            16

   Distressed          Securities of companies that
                       are in default, under
                       bankruptcy protection, or
                       troubled                                 2             1               2             1
                                                             -----          ----           -----          ----
Total private equity
  funds                                                       110            64             134            78
                                                             -----          ----           -----          ----
Hedge funds:
   Event-driven        Securities of companies
                       undergoing material structural
                       changes, including mergers,
                       acquisitions and other
                       reorganizations                         95            --             162            --

   Long-short          Securities that the manager
                       believes are undervalued, with
                       corresponding short positions
                       to hedge market risk                   151            --             154            --

   Distressed          Securities of companies that
                       are in default, under
                       bankruptcy protection or
                       troubled                                14            --              65            --

   Other               Includes investments held in
                       funds that are less liquid, as
                       well as other strategies which
                       allow for broader allocation
                       between public and private
                       investments                              1            --               1            --
                                                             -----          ----           -----          ----
Total hedge funds                                             261            --             382            --
                                                             -----          ----           -----          ----
Total                                                        $371           $64            $516           $78
                                                             =====          ====           =====          ====

Private equity fund investments included above are not redeemable, because distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments.

The hedge fund investments included above, which are carried at fair value, are generally redeemable monthly, quarterly, semi-annually and annually, as shown below, with redemption notices ranging from one day to 180 days. Certain hedge fund investments have partial contractual redemption restrictions. These partial redemption restrictions are generally related to one or more investments held in the hedge funds that the fund manager deemed to be illiquid. The majority of these contractual restrictions, which may have been put in place at the fund's inception or thereafter, have pre-defined end dates. The majority of these restrictions are generally expected to be lifted by the end of 2019.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents information regarding the expected remaining lives of our investments in private equity funds, assuming average original expected lives of 10 years for the funds, and information regarding redemptions and contractual restrictions related to our hedge fund investments:

December 31,                                                                   2017
------------                                                                   ----
Percentage of private equity fund investments with remaining lives of:
   Three years or less                                                          77%
   Between four and six years                                                    1
   Between seven and 10 years                                                   22
                                                                               ---
       Total                                                                   100%
                                                                               ===
Percentage of hedge fund investments redeemable:
   Monthly                                                                      33%
   Quarterly                                                                    32
   Semi-annually                                                                25
   Annually                                                                     10
                                                                               ---
       Total                                                                   100%
                                                                               ===
Percentage of hedge fund investments' fair value subject to contractual
  partial restrictions                                                          15%
                                                                               ===

Fair Value Option

Under the fair value option, we may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be carried at fair value. Subsequent changes in fair value for designated items are reported in earnings. We elect the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Refer to Note 7 for additional information related to embedded derivatives.

Additionally, we elect the fair value option for certain alternative investments when such investments are eligible for this election. We believe this measurement basis is consistent with the applicable accounting guidance used by the respective investment company funds themselves. Refer to Note 4 for additional information on securities and other invested assets for which we have elected the fair value option.

Certain VIEs, which are securitization vehicles that we consolidate, have elected the fair value option for a tranche of their structured securities, which are included in notes payable - to affiliates. Refer to Note 9 for additional information on these VIEs.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                           December 31, 2017            December 31, 2016
                      ---------------------------  ---------------------------
                            Outstanding                  Outstanding
                      Fair   Principal             Fair   Principal
 (in millions)        Value   Amount    Difference Value   Amount    Difference
 -------------        ----- ----------- ---------- ----- ----------- ----------
 Liabilities:
    Notes payable -
      to affiliates   $241     $365       $(124)   $183     $365       $(182)
                      ====     ====       =====    ====     ====       =====

The following table presents the gains or losses recorded related to the eligible instruments for which we elected the fair value option:

                                                                Gain (Loss)
Years Ended December 31,                                     -----------------
(in millions)                                                 2017  2016  2015
-------------                                                -----  ----  ----
Assets:
   Bond and equity securities                                $ 179  $ 92  $ 33
   Alternative investments/(a)/                                 13    (1)  (29)
                                                             -----  ----  ----
Liabilities:
   Notes payable - to affiliates                              (130)  (40)    6
                                                             -----  ----  ----
Total gain                                                   $  62  $ 51  $ 10
                                                             =====  ====  ====

(a)Includes certain hedge funds, private equity funds and other investment partnerships.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Interest income, dividend income and net unrealized gains (losses) on assets measured under the fair value option are recognized and included in net investment income in the Consolidated Statements of Income. Interest on liabilities measured under the fair value option is recognized in other income in the Consolidated Statements of Income. See Note 4 herein for additional information about our policies for recognition, measurement, and disclosure of interest, dividend and other income.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

We measure the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Notes 4 and 5 herein for additional information about how we test various asset classes for impairment.

Impairments for other investments for the year ended December 31, 2017 primarily relate to commercial mortgage loans, the fair values of which are determined based on independent broker quotations or valuation models using unobservable inputs, as well as the estimated fair value of the underlying collateral or the present value of the expected future cash flows. Impairments for other investments for the year ended December 31, 2015 primarily related to hedge funds and private equity funds that were held for sale.

The following table presents assets measured at fair value on a non-recurring basis at the time of impairment and the related impairment charges recorded during the periods presented:

                                 Assets at Fair Value      Impairment Charges
                             ----------------------------- ------------------
                                  Non-Recurring Basis       December 31,
                             ----------------------------- ------------------
      (in millions)          Level 1 Level 2 Level 3 Total 2017   2016  2015
      -------------          ------- ------- ------- ----- ----   ----  ----
      December 31, 2017
         Other investments     $--     $--     $--    $--  $10    $--    $9
                               ---     ---     ---    ---  ---    ---    --
      December 31, 2016
         Other investments     $--     $--     $--    $--
                               ---     ---     ---    ---

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

..   Mortgage and other loans receivable: Fair values of loans on commercial real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. Fair values of residential mortgage loans are generally determined based on market prices, using market based adjustments for credit and servicing as appropriate. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

..   Other invested assets: that are not measured at fair value represent our investments in Federal Home Loan Bank common stock. These investments are carried at amortized cost, which approximates fair value.

..   Cash and short-term investments: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

..   Policyholder contract deposits associated with investment-type contracts:
    Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

   flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.

..   Notes Payable: Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the carrying amounts and estimated fair values of our financial instruments not measured at fair value, and indicates the level in the fair value hierarchy of the estimated fair value measurement based on the observability of the inputs used:

                                               Estimated Fair Value
                                          ------------------------------- Carrying
(in millions)                             Level 1 Level 2 Level 3  Total   Value
-------------                             ------- ------- ------- ------- --------
December 31, 2017
Assets:
   Mortgage and other loans receivable     $ --     $28   $ 6,992 $ 7,020 $ 6,850
   Other invested assets                     --       9        --       9       9
   Short-term investments                    --       3        --       3       3
   Cash                                     143      --        --     143     143
Liabilities:
   Policyholder contract deposits/*/         --      --    46,118  46,118  40,190
   Note payable - to third parties, net      --      --       139     139     140
                                           ----     ---   ------- ------- -------
December 31, 2016
Assets:
   Mortgage and other loans receivable     $ --     $42   $ 6,181 $ 6,223 $ 6,083
   Other invested assets                     --       9        --       9       9
   Short-term investments                    --      51        --      51      51
   Cash                                     106      --        --     106     106
Liabilities:
   Policyholder contract deposits/*/         --      --    45,417  45,417  39,560
   Note payable - to third parties, net      --      --        50      50      50
                                           ----     ---   ------- ------- -------

* Excludes embedded policy derivatives which are carried at fair value on a recurring basis.

4. INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when we have the ability and positive intent to hold these securities until maturity. When we do not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or are measured at fair value at our election. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2017 or 2016.

Fixed maturity and equity securities classified as available for sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (AOCI), net of DAC, deferred sales inducements and deferred income taxes, in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at our election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis.

Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain RMBS, CMBS and CDO/ABS, (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on an effective level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

Other Securities Measured at Fair Value

Securities for which we have elected the fair value option are carried at fair value and reported in other bond securities or other common and preferred stocks in the Consolidated Balance Sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on financial assets designated under the fair value option.

Securities Available for Sale

The following table presents the amortized cost or cost and fair value of our available for sale securities:

                                                                                                              Other-Than-
                                                                      Amortized   Gross      Gross             Temporary
                                                                       Cost or  Unrealized Unrealized  Fair   Impairments
(in millions)                                                           Cost      Gains      Losses    Value  in AOCI/(a)/
-------------                                                         --------- ---------- ---------- ------- -----------
December 31, 2017
Bonds available for sale:
   U.S. government and government sponsored entities                   $   297    $   61     $  --    $   358    $ --
   Obligations of states, municipalities and political subdivisions      1,406        98        (3)     1,501      --
   Non-U.S. governments                                                  1,083        49       (13)     1,119      --
   Corporate debt                                                       19,627       830      (164)    20,293       2
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                              5,176       402       (51)     5,527     235
       CMBS                                                              4,234       104       (41)     4,297      12
       CDO/ABS                                                           2,490        61        (8)     2,543      11
                                                                       -------    ------     -----    -------    ----
Total mortgage-backed, asset-backed and collateralized                  11,900       567      (100)    12,367     258
                                                                       -------    ------     -----    -------    ----
Total bonds available for sale/(b)/                                     34,313     1,605      (280)    35,638     260
                                                                       -------    ------     -----    -------    ----
Equity securities available for sale:
   Common stock                                                              1        --        --          1      --
   Preferred stock                                                           4        --        --          4      --
                                                                       -------    ------     -----    -------    ----
Total equity securities available for sale                                   5        --        --          5      --
                                                                       -------    ------     -----    -------    ----
Total                                                                  $34,318    $1,605     $(280)   $35,643    $260
                                                                       =======    ======     =====    =======    ====
December 31, 2016
Bonds available for sale:
   U.S. government and government sponsored entities                   $   285    $   60     $  --    $   345    $ --
   Obligations of states, municipalities and political subdivisions        880        53       (10)       923      --
   Non-U.S. governments                                                  1,000        25       (37)       988      --
   Corporate debt                                                       19,287       823      (292)    19,818      (7)
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                              5,099       317       (79)     5,337     163
       CMBS                                                              4,382       128       (59)     4,451      21
       CDO/ABS                                                           2,724        38       (33)     2,729      11
                                                                       -------    ------     -----    -------    ----
   Total mortgage-backed, asset-backed and collateralized               12,205       483      (171)    12,517     195
                                                                       -------    ------     -----    -------    ----
Total bonds available for sale/(b)/                                     33,657     1,444      (510)    34,591     188
                                                                       -------    ------     -----    -------    ----
Equity securities available for sale:
   Common stock                                                              1        --        --          1      --
   Preferred stock                                                           4        --        --          4      --
                                                                       -------    ------     -----    -------    ----
Total equity securities available for sale                                   5        --        --          5      --
                                                                       -------    ------     -----    -------    ----
Total                                                                  $33,662    $1,444     $(510)   $34,596    $188
                                                                       =======    ======     =====    =======    ====

(a)Represents the amount of other-than-temporary impairments recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


(b)At December 31, 2017 and 2016, bonds available for sale held by us that were below investment grade or not rated totaled $4.5 billion and $4.7 billion, respectively.

Securities Available for Sale in a Loss Position

The following table summarizes the fair value and gross unrealized losses on our available for sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                                                      Less than 12 Months 12 Months or More       Total
                                                                      ------------------- ----------------- ------------------
                                                                                Gross              Gross              Gross
                                                                      Fair    Unrealized  Fair   Unrealized  Fair   Unrealized
(in millions)                                                         Value     Losses    Value    Losses    Value    Losses
-------------                                                         ------  ----------  ------ ---------- ------- ----------
December 31, 2017
Bonds available for sale:
   U.S. government and government sponsored entities                  $   18     $ --     $   --    $ --    $    18    $ --
   Obligations of states, municipalities and political subdivisions       84       --         59       3        143       3
   Non-U.S. governments                                                  129        2        115      11        244      13
   Corporate debt                                                      2,526       86      1,757      78      4,283     164
   RMBS                                                                  632       14      1,136      37      1,768      51
   CMBS                                                                1,209       15        641      26      1,850      41
   CDO/ABS                                                               223        1        141       7        364       8
                                                                      ------     ----     ------    ----    -------    ----
Total bonds available for sale                                        $4,821     $118     $3,849    $162    $ 8,670    $280
                                                                      ======     ====     ======    ====    =======    ====
December 31, 2016
Bonds available for sale:
   U.S. government and government sponsored entities                  $   16     $ --     $   --    $ --    $    16    $ --
   Obligations of states, municipalities and political subdivisions      259       10         --      --        259      10
   Non-U.S. governments                                                  447       22         61      15        508      37
   Corporate debt                                                      4,588      163        902     129      5,490     292
   RMBS                                                                1,574       53        464      26      2,038      79
   CMBS                                                                1,674       54         64       5      1,738      59
   CDO/ABS                                                             1,059       20        337      13      1,396      33
                                                                      ------     ----     ------    ----    -------    ----
Total bonds available for sale                                        $9,617     $322     $1,828    $188    $11,445    $510
                                                                      ======     ====     ======    ====    =======    ====

At December 31, 2017, we held 1,185 individual fixed maturity securities that were in an unrealized loss position, of which 381 individual fixed maturity securities were in a continuous unrealized loss position for 12 months or more. We did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2017 because we neither intend to sell the securities nor do we believe that it is more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, we performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Fixed Maturity Securities Available for Sale

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

                                                  Total Fixed Maturity Securities Fixed Maturity Securities in a Loss
                                                     Available for Sale           Position Available for Sale
                                                  ------------------------------- -----------------------------------
(in millions)                                     Amortized Cost    Fair Value    Amortized Cost      Fair Value
-------------                                     --------------    ----------    --------------      ----------
December 31, 2017
Due in one year or less                              $   550         $   558          $   25            $   25
Due after one year through five years                  7,425           7,780             568               549
Due after five years through ten years                 7,929           8,102           2,503             2,396
Due after ten years                                    6,509           6,831           1,772             1,718
Mortgage-backed, asset-backed and collateralized      11,900          12,367           4,082             3,982
                                                     -------         -------          ------            ------
Total                                                $34,313         $35,638          $8,950            $8,670
                                                     =======         =======          ======            ======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the gross realized gains and gross realized losses from sales or maturities of our available for sale securities:

                                         Years Ended December 31,
                           -----------------------------------------------------
                                 2017              2016              2015
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
(in millions)               Gains    Losses   Gains    Losses   Gains    Losses
-------------              -------- -------- -------- -------- -------- --------
Fixed maturity securities    $71      $25      $133     $130     $53      $50
Equity securities             --       --        --       --       1       --
Total                        $71      $25      $133     $130     $54      $50
                             ===      ===      ====     ====     ===      ===

In 2017, 2016, and 2015, the aggregate fair value of available-for-sale securities sold was $2.5 billion, $3.5 billion and $6.8 billion, respectively.

Other Securities Measured at Fair Value

The following table presents the fair value of other securities measured at fair value based on our election of the fair value option:

                                                        December 31, 2017           December 31, 2016
                                                   --------------------------  --------------------------
(in millions)                                      Fair Value Percent of Total Fair Value Percent of Total
-------------                                      ---------- ---------------- ---------- ----------------
Non-U.S. governments                                 $    7           -%         $    7           -%
Corporate debt                                          239          14             224          13
Mortgage-backed, asset-backed and collateralized:
   RMBS                                                 662          40             682          38
   CMBS                                                 132           8             154           9
   CDO/ABS                                              640          38             711          40
                                                     ------         ---          ------         ---
Total other bond securities                          $1,680         100%         $1,778         100%
                                                     ======         ===          ======         ===

Other Invested Assets

The following table summarizes the carrying amounts of other invested assets:

                                                                       December 31,
                                                                       -------------
(in millions)                                                           2017   2016
-------------                                                          ------ ------
Alternative investments/(a)(b)/                                        $  946 $1,170
Investment real estate/(c)/                                               185     39
Federal Home Loan Bank (FHLB) common stock                                  9      9
All other investments                                                      20     15
                                                                       ------ ------
Total                                                                  $1,160 $1,233
                                                                       ====== ======

(a)At December 31, 2017, includes hedge funds of $351 million and private equity funds of $595 million. At December 31, 2016, includes hedge funds of $550 million and private equity funds of $620 million.
(b)Approximately 47 percent of our hedge fund portfolio is available for redemption in 2018, an additional 53 percent will be available between 2019 and 2021.
(c)Net of accumulated depreciation of $1 million and $2 million at December 31, 2017 and 2016, respectively.

Other Invested Assets Carried at Fair Value

Certain hedge funds, private equity funds and other investment partnerships for which we have elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income. These investments are subject to other-than-temporary impairment evaluations (see discussion below on evaluating equity investments for other-than-temporary impairment).

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The gross unrealized loss recorded in accumulated other comprehensive income on such investments was $2 million at December 31, 2017, the majority of which pertains to investments in private equity funds and hedge funds that have been in continuous unrealized loss positions for less than 12 months. We did not have any gross unrealized loss recorded in 2016.

Other Invested Assets - Equity Method Investments

We account for hedge funds, private equity funds and other investment partnerships using the equity method of accounting unless our interest is so minor that we may have virtually no influence over partnership operating and financial policies, or we have elected the fair value option. Under the equity method of accounting, our carrying amount generally is our share of the net asset value of the funds or the partnerships, and changes in our share of the net asset values are recorded in net investment income. In applying the equity method of accounting, we consistently use the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of our reporting period. The financial statements of these investees are generally audited annually.

Summarized Financial Information of Equity Method Investees

The following is the aggregated summarized financial information of our equity method investees, including those for which the fair value option has been elected:

                                                                      Years ended December 31,
                                                                      ----------------------
(in millions)                                                          2017    2016     2015
-------------                                                         -----   ------  -------
Operating results:
   Total revenues                                                     $ 883   $   94  $ 2,067
   Total expenses                                                      (220)    (552)    (628)
                                                                      -----   ------  -------
Net income                                                            $ 663   $ (458) $ 1,439
                                                                      -----   ------  -------
                                                                                December 31,
                                                                              ---------------
(in millions)                                                                  2017     2016
-------------                                                                 ------  -------
Balance sheet:
   Total assets                                                               $8,530  $23,601
   Total liabilities                                                            (665)  (2,551)
                                                                              ------  -------

The following table presents the carrying amount and ownership percentage of equity method investments at December 31, 2017 and 2016:

                                                                      2017                      2016
                                                            ------------------------- -------------------------
                                                                           Ownership                 Ownership
(in millions, except percentages)                           Carrying Value Percentage Carrying Value Percentage
---------------------------------                           -------------- ---------- -------------- ----------
Equity method investments                                        $671       Various        $880       Various
                                                                 ----       -------        ----       -------

Summarized financial information for these equity method investees may be presented on a lag, due to the unavailability of information for the investees at our respective balance sheet dates, and is included for the periods in which we held an equity method ownership interest.

Other Investments

Also included in other invested assets are real estate held for investment or held for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and subject to impairment review. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

We are a member of the FHLB of Dallas and such membership requires members to own stock in the FHLB. Our FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net Investment Income

Net investment income represents income primarily from the following sources:

..   Interest income and related expenses, including amortization of premiums and accretion of discounts with changes in the timing and the amount of expected principal and interest cash flows reflected in yield, as applicable.

..   Dividend income from common and preferred stock.

..   Realized and unrealized gains and losses from investments in other securities and investments for which we elected the fair value option.

..   Earnings from alternative investments.

..   Interest income on mortgage, policy and other loans.

The following table presents the components of net investment income:

                                                                                Years Ended December 31,
                                                                                ------------------------
(in millions)                                                                    2017     2016    2015
-------------                                                                   ------   ------  ------
Available for sale fixed maturity securities, including short-term investments. $1,672   $1,664  $1,722
Other fixed maturity securities                                                    179       92      33
Interest on mortgage and other loans                                               313      312     302
Real estate                                                                         (2)       1      12
Alternative investments/*/                                                          72       39      76
Other investments                                                                    3        3       2
                                                                                ------   ------  ------
Total investment income                                                          2,237    2,111   2,147
Investment expenses                                                                 70       66      70
                                                                                ------   ------  ------
Net investment income                                                           $2,167   $2,045  $2,077
                                                                                ======   ======  ======

* Includes income from hedge funds and private equity funds. Hedge funds for which we elected the fair value option are recorded as of the balance sheet date. Other hedge funds are generally reported on a one-month lag, while private equity funds are generally reported on a one-quarter lag.

Net Realized Capital Gains and Losses

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

..   Sales or full redemptions of available for sale fixed maturity securities, available for sale equity securities, real estate and other alternative investments.

..   Reductions to the amortized cost basis of available for sale fixed maturity securities, available for sale equity securities and certain other invested assets for other-than-temporary impairments.

..   Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

..   Exchange gains and losses resulting from foreign currency transactions.

The following table presents the components of net realized capital gains (losses):

                                                                      Years Ended December 31,
                                                                      -----------------------
(in millions)                                                          2017     2016    2015
-------------                                                          -----    -----   ----
Sales of fixed maturity securities                                    $  46    $   3    $  3
Sales of equity securities                                               --       --       1
Mortgage and other loans                                                  3        2     (22)
Investment real estate                                                    6        6      --
Alternative investments                                                  15       43       6
Derivatives                                                            (149)     (41)    192
Other                                                                    58      (65)    (44)
Other-than-temporary impairments                                        (36)     (75)    (62)
                                                                       -----    -----   ----
Net realized capital income (losses)                                  $ (57)   $(127)   $ 74
                                                                       =====    =====   ====

Evaluating Investments for Other-Than-Temporary Impairments

Fixed Maturity Securities

If we intend to sell a fixed maturity security or it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized capital losses. When assessing our intent to sell a fixed maturity security, or whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition our investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recoverable value with a corresponding charge to realized capital losses. The estimated recoverable value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is presented in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were recognized (a separate component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

..   Current delinquency rates;

..   Expected default rates and the timing of such defaults;

..   Loss severity and the timing of any recovery; and

..   Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recoverable value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recoverable value other than the fair value, the determination of a recoverable value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

We consider severe price declines in our assessment of potential credit impairments. We may also modify our model inputs when we determine that price movements in certain sectors are indicative of factors not captured by the cash flow models.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, we prospectively accrete into earnings the difference between the new amortized cost and the expected undiscounted recoverable value over the remaining expected holding period of the security.

Credit Impairments

The following table presents a rollforward of the cumulative credit losses in other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities:

                                                                 Years Ended December 31,
                                                                 -----------------------
(in millions)                                                    2017    2016     2015
-------------                                                    ----    ----     -----
Balance, beginning of year                                       $446    $532    $ 716
   Increases due to:
       Credit impairments on new securities subject to
         impairment losses                                         21      37       18
       Additional credit impairments on previously impaired
         securities                                                 8      28       14
   Reductions due to:
       Credit impaired securities fully disposed for which
         there was no prior intent or requirement to sell         (37)    (52)    (106)
       Credit impaired securities for which there is a
         current intent or anticipated requirement to sell         --      --        1
       Accretion on securities previously impaired due to
         credit/*/                                                (90)    (99)    (111)
                                                                  ----    ----    -----
Balance, end of year                                             $348    $446    $ 532
                                                                  ====    ====    =====

* Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

Equity Securities

We evaluate our available for sale equity securities for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

..   The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

..   A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

..   We have concluded that we may not realize a full recovery on our investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, all equity securities that have been in a continuous decline in value below cost over 12 months are impaired. We also consider circumstances of a rapid and severe market valuation decline (50 percent or more) discount to cost, in which we could not reasonably assert that the impairment period would be temporary (severity losses).

Other Invested Assets

Our equity and cost method investments in private equity funds, hedge funds and other entities are evaluated for impairment similar to the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, we compare expected investment cash flows to carrying amount. When the expected cash flows are less than the carrying amount, the investments are written down to fair value with a corresponding charge to earnings.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Purchased Credit Impaired (PCI) Securities

We purchase certain RMBS securities that have experienced deterioration in credit quality since their issuance. We determine whether it is probable at acquisition that we will not collect all contractually required payments for these PCI securities, including both principal and interest. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security is determined based on our best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is accreted into Net investment income over their remaining lives on an effective yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to our policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as adjustments to the accretable yield.

The following tables present information on our PCI securities, which are included in bonds available for sale:

(in millions)                                                          At Date of Acquisition
-------------                                                          ----------------------
Contractually required payments (principal and interest)                       $4,119
Cash flows expected to be collected/*/                                          3,505
Recorded investment in acquired securities                                      2,423
                                                                               ======

* Represents undiscounted expected cash flows, including both principal and interest

                                                                       December 31,
                                                                       -------------
(in millions)                                                           2017   2016
-------------                                                          ------ ------
Outstanding principal balance                                          $1,749 $1,908
Amortized cost                                                          1,331  1,460
Fair value                                                              1,486  1,503
                                                                       ====== ======

The following table presents activity for the accretable yield on PCI securities:

                                                                       Years Ended
                                                                       December 31,
                                                                       ----------
(in millions)                                                          2017   2016
-------------                                                          ----   ----
Balance, beginning of year                                             $812   $689
   Newly purchased PCI securities                                        48    137
   Accretion                                                            (84)   (81)
   Effect of changes in interest rate indices                            (3)    12
   Net reclassification from non-accretable difference, including
     effects of prepayments                                              90     55
                                                                       ----   ----
Balance, end of year                                                   $863   $812
                                                                       ====   ====

Pledged Investments

Secured Financing and Similar Arrangements

We enter into secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which we transfer securities in exchange for cash, with an agreement by us to repurchase the same or substantially similar securities. Our secured financing transactions also include those that involve the transfer of securities to financial institutions in exchange for cash (securities lending agreements). In all of these secured financing transactions, the securities transferred by us (pledged collateral) may be sold or repledged by the

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

counterparties. These agreements are recorded at their contracted amounts plus accrued interest, other than those that are accounted for at fair value.

Pledged collateral levels are monitored daily and are generally maintained at an agreed-upon percentage of the fair value of the amounts borrowed during the life of the transactions. In the event of a decline in the fair value of the pledged collateral under these secured financing transactions, we may be required to transfer cash or additional securities as pledged collateral under these agreements. At the termination of the transactions, we and our counterparties are obligated to return the amounts borrowed and the securities transferred, respectively.

The following table presents the fair value of securities pledged to counterparties under secured financing transactions, including repurchase and securities lending agreements:

                                                                       December 31,
                                                                       ------------
(in millions)                                                          2017   2016
-------------                                                          ----   ----
Fixed maturity securities available for sale                           $254   $238
Other bond securities, at fair value                                    220    231
                                                                        ====  ====

Amounts borrowed under repurchase and securities lending agreements totaled $468 million and $465 million at December 31, 2017 and 2016, respectively.

The following table presents the fair value of securities pledged under our repurchase and securities lending agreements by collateral type and by remaining contractual maturity:

                                      Remaining Contractual Maturity of the Agreements
                                      --------------------------------------------


                                      Overnight                          Greater
                                         and         Up to 30            Than 90
(in millions)                         Continuous       days   31-90 days  days   Total
-------------                         ----------     -------- ---------- ------- -----
December 31, 2017
Repurchase agreements:
   Bonds available for sale:
       Non U.S. government               $--           $  3      $  4      $--   $  7
       Corporate debt                     --             --         6       --      6
   Other bond securities:
       Non-U.S. government                --             --         7       --      7
       Corporate debt                     --             40       173       --    213
                                         ---           ----      ----      ---   ----
Total repurchase agreements               --             43       190       --    233
                                         ---           ----      ----      ---   ----
Securities lending agreements:
   Bonds available for sale:
       Corporate debt                     --             89       152       --    241
                                         ---           ----      ----      ---   ----
Total securities lending agreements       --             89       152       --    241
                                         ---           ----      ----      ---   ----
Total secured financing transactions     $--           $132      $342      $--   $474
                                         ===           ====      ====      ===   ====
December 31, 2016
Repurchase agreements:
   Other bond securities:
       Non-U.S. government               $--           $ --      $ --      $ 7   $  7
       Corporate debt                     --             47       106       71    224
                                         ---           ----      ----      ---   ----
Total repurchase agreements               --             47       106       78    231
                                         ---           ----      ----      ---   ----
Securities lending agreements:
   Bonds available for sale:
       Non-U.S. government                --             --        16       --     16
       Corporate debt                     --             --       217       --    217
       CMBS                               --             --         5       --      5
                                         ---           ----      ----      ---   ----
Total securities lending agreements       --             --       238       --    238
                                         ---           ----      ----      ---   ----
Total secured financing transactions     $--           $ 47      $344      $78   $469
                                         ===           ====      ====      ===   ====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Insurance - Statutory and Other Deposits

Total carrying values of cash and securities we deposited under requirements of regulatory authorities were $4 million and $3 million at December 31, 2017 and 2016, respectively.

Other Pledges

We are members of the FHLB of Dallas and such membership requires the members to own stock in the FHLB. We owned $9 million of stock in the FHLB at both December 31, 2017 and 2016. Pursuant to the membership terms, we have elected to pledge such stock to the FHLB. In addition, we had pledged securities with a fair value of $136 million and $164 million at December 31, 2017 and 2016, respectively, to provide adequate collateral for potential advances from the FHLB.

5. LENDING ACTIVITIES

Mortgage and other loans receivable include commercial mortgages, residential mortgages, life insurance policy loans, commercial loans, and other loans and notes receivable. Commercial mortgages, residential mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less allowance for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method. Premiums and discounts on purchased residential mortgages are also amortized to income as an adjustment to earnings using the interest method.

Life insurance policy loans are carried at unpaid principal balances. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

The following table presents the composition of mortgages and other loans receivable:

                                                                   December 31,
                                                                  --------------
(in millions)                                                      2017    2016
-------------                                                     ------  ------
Commercial mortgages/*/                                           $5,474  $4,712
Residential mortgages                                                708     535
Life insurance policy loans                                          653     683
Commercial loans, other loans and notes receivable                    59     198
                                                                  ------  ------
Total mortgage and other loans receivable                          6,894   6,128
Allowance for losses                                                 (44)    (45)
                                                                  ------  ------
Mortgage and other loans receivable, net                          $6,850  $6,083
                                                                  ======  ======

* Commercial mortgages primarily represent loans for office, apartments and retail, with exposures in New York and California representing the largest geographic concentrations (24 percent and 14 percent, respectively, at December 31, 2017 and 25 percent and 12 percent, respectively, at December 31, 2016).

Nonperforming loans are generally those loans where payment of contractual principal or interest is more than 90 days past due. Nonperforming mortgages were not significant for all periods presented.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the credit quality performance indicators for commercial mortgages:

                           Number                       Class                                  Percent
                             of   -------------------------------------------------              of
(dollars in millions)      Loans  Apartments Offices Retail Industrial Hotel Others Total/(c)/ Total $
---------------------      ------ ---------- ------- ------ ---------- ----- ------ ---------  -------
December 31, 2017
Credit Quality Indicator:
   In good standing         253     $1,586   $1,606  $1,315    $237    $530   $181   $5,455      100%
   Restructured/(a)/          2         --       15       4      --      --     --       19       --
                            ---     ------   ------  ------    ----    ----   ----   ------      ---
Total/(b)/                  255     $1,586   $1,621  $1,319    $237    $530   $181   $5,474      100%
                                    ======   ======  ======    ====    ====   ====   ======      ===
Allowance for losses                $   12   $   19  $    9    $  1    $  2   $  1   $   44        1%
                                    ======   ======  ======    ====    ====   ====   ======      ===
December 31, 2016
Credit Quality Indicator:
   In good standing         252     $1,197   $1,366  $1,164    $314    $460   $162   $4,663       99%
   Restructured/(a)/          2         --       49      --      --      --     --       49        1
                            ---     ------   ------  ------    ----    ----   ----   ------      ---
Total/(b)/                  254     $1,197   $1,415  $1,164    $314    $460   $162   $4,712      100%
                                    ======   ======  ======    ====    ====   ====   ======      ===
Allowance for losses                $    6   $   16  $   10    $  7    $  2   $  1   $   42        1%
                                    ======   ======  ======    ====    ====   ====   ======      ===

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect allowance for credit losses.
(c)Our commercial loan portfolio is current as to payments of principal and interest. There were no significant amounts of nonperforming commercial mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented.

Methodology Used to Estimate the Allowance for Credit Losses

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. Impairment of commercial mortgages is typically determined using the fair value of collateral while impairment of other loans is typically determined using the present value of cash flows or the loan's observable market price. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property type and location, loan term, profile of the borrower and of the major property tenants, and loan seasoning. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Interest income is not accrued when payment of contractual principal and interest is not expected. Any cash received on impaired loans is generally recorded as a reduction of the current carrying amount of the loan. Accrual of interest income is generally resumed when delinquent contractual principal and interest is repaid or when a portion of the delinquent contractual payments are made and the ongoing required contractual payments have been made for an appropriate period.

A significant majority of commercial mortgages in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for us to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents a rollforward of the changes in the allowance for credit losses on mortgage and other loans receivable:

                                                 2017                   2016                   2015
                                        ---------------------  ---------------------  ---------------------
Years Ended December 31,
------------------------                Commercial Other       Commercial Other       Commercial Other
(in millions)                           Mortgages  Loans Total Mortgages  Loans Total Mortgages  Loans Total
-------------                           ---------- ----- ----- ---------- ----- ----- ---------- ----- -----
Allowance, beginning of year               $42      $ 3   $45     $50      $ 2   $52     $36      $--   $36
   Additions (reductions) to allowance.      8       (3)    5      (3)       1    (2)     19        2    21
   Charge-offs, net of recoveries......     (6)      --    (6)     (5)      --    (5)     (5)      --    (5)
                                           ---      ---   ---     ---      ---   ---     ---      ---   ---
Allowance, end of year                     $44      $--   $44     $42      $ 3   $45     $50      $ 2   $52
                                           ===      ===   ===     ===      ===   ===     ===      ===   ===

The following table presents information on mortgage loans individually assessed for credit losses:

                                                              Years Ended December 31,
                                                              -----------------------
 (in millions)                                                2017    2016     2015
 -------------                                                ----    ----     ----
 Impaired loans with valuation allowances                     $ 4     $ 57     $125
 Impaired loans without valuation allowances                   15       49       83
                                                              ---      ----     ----
    Total impaired loans                                       19      106      208
 Valuation allowances on impaired loans                        (1)      (8)     (20)
                                                              ---      ----     ----
    Impaired loans, net                                       $18     $ 98     $188
                                                              ===      ====     ====
 Interest income on impaired loans                            $ 5     $ 11     $  8
                                                              ===      ====     ====

Troubled Debt Restructurings

We modify loans to optimize their returns and improve their collectability, among other things. When we undertake such a modification with a borrower that is experiencing financial difficulty and the modification involves us granting a concession to the troubled debtor, the modification is a troubled debt restructuring (TDR). We assess whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal or interest forgiveness, payment deferrals and easing of loan covenants.

For the twelve-month period ended December 31, 2017, loans with a carrying value of $25 million were modified in troubled debt restructurings. There were no commercial mortgage loans that had been modified in a TDR at December 31, 2016.

6. REINSURANCE

We assume reinsurance from other insurance companies. We are also a reinsurer for the guaranteed minimum income benefit (GMIB), guaranteed minimum withdrawal benefit (GMWB) and guaranteed minimum death benefit (GMDB) on certain variable annuities issued in Japan by MetLife Insurance K.K. (formerly American Life Insurance Company, a former subsidiary of AIG Parent). New business under this reinsurance arrangement was no longer accepted after March 31, 2009. We recorded liabilities for the amount of reserves calculated for the GMIB, GMWB and GMDB provisions of this reinsurance arrangement, which totaled $25 million and $30 million at December 31, 2017 and 2016, respectively.

7. DERIVATIVES AND HEDGE ACCOUNTING

We use derivatives and other financial instruments as part of our financial risk management programs and as part of our investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives in insurance contract liabilities and with fixed maturity securities, as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally foreign exchange swaps and forwards) are used to economically mitigate risk associated with non U.S. dollar denominated transactions, primarily investments.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


We hedge our economic exposure to market risk related to variable annuity products with riders that guarantee a certain level of benefits. Our variable annuity hedging program is designed to offset certain changes in the economic value of these guarantee features, within established thresholds. The hedging program is designed to provide additional protection against large and combined movements in interest rates, equity prices, credit spreads and market volatility under multiple scenarios. In addition to risk-mitigating features in our variable annuity product design, and the use of certain fixed income securities with a fair value option election to manage interest rate and credit spread exposures, our variable annuity hedging program utilizes various derivative instruments, including but not limited to equity options, futures contracts, interest rate swaps and swaption contracts, as well as other hedging instruments. Our exchange-traded index futures contracts have no recorded fair value as they are cash settled daily. In addition to hedging activities, we also enter into derivative instruments as a part of our investment operations, which may include, among other things, purchases of investments with embedded derivatives, such as equity-linked notes and convertible bonds.

Interest rate, currency and equity swaps, swaptions, options and forward transactions are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the Consolidated Balance Sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

We have elected to present all derivative receivables and derivative payables, and the related cash collateral received and paid, on a net basis on our Consolidated Balance Sheets when a legally enforceable International Swaps and Derivative Association, Inc. (ISDA) Master Agreement exists between us and our derivative counterparty. An ISDA Master Agreement is an agreement governing multiple derivative transactions between two counterparties. The ISDA Master Agreement generally provides for the net settlement of all, or a specified group, of these derivative transactions, as well as transferred collateral, through a single payment, and in a single currency, as applicable. The net settlement provisions apply in the event of a default on, or affecting any, one derivative transaction or a termination event affecting all, or a specified group of, derivative transactions governed by the ISDA Master Agreement.

Derivatives, with the exception of embedded derivatives, are measured at fair value and presented within other assets and other liabilities in the Consolidated Balance Sheets. Embedded derivatives are generally presented with the host contract in the Consolidated Balance Sheets. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Notes 3 and 11 for additional information on our embedded derivatives, which are primarily related to guarantee features in variable annuity products, and include equity and interest rate components.

We believe our economic hedging instruments have been and remain economically effective, but for the most part they have not been designated as hedges receiving hedge accounting treatment. Changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Certain swaps associated with available-for-sale investments have been designated as fair value hedges. Changes in fair value hedges of available-for-sale securities are reported in net realized capital gains (losses) along with changes in the hedged item.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the notional amounts and the fair value of derivative assets and liabilities, excluding embedded derivatives:

                                                             December 31, 2017                December 31, 2016
                                                      ------------------------------    -------------------------------
                                                      Gross Derivative Gross Derivative Gross Derivative Gross Derivative
                                                          Assets         Liabilities        Assets        Liabilities
                                                      --------------   --------------   --------------   ---------------
                                                      Notional  Fair   Notional  Fair   Notional  Fair   Notional  Fair
(in millions)                                          Amount   Value   Amount   Value   Amount   Value   Amount   Value
-------------                                         --------  -----  --------  -----  --------  -----  --------  -----
Derivatives designated as
   hedging instruments:/(a)/
   Interest rate contracts                             $   --   $  --   $    4   $  --   $   --   $  --    $ 39     $--
   Foreign exchange contracts                             204      16      608      48      508      56     119       6
Derivatives not designated
   as hedging instruments:/(a)/
   Interest rate contracts                              2,974      66      288      31    4,959     122     101      --
   Foreign exchange contracts                             201      12      529      12      613      40     125       1
   Equity contracts                                     4,423     303      729      67    2,181      28     308      --
                                                       ------   -----   ------   -----   ------   -----    ----     ---
Total derivatives, gross                               $7,802     397   $2,158     158   $8,261     246    $692       7
                                                       ------   -----   ------   -----   ------   -----    ----     ---
Counterparty netting/(b)/                                        (158)            (158)              (7)             (7)
Cash collateral/(c)/                                             (235)              --             (191)             --
                                                                -----   ------   -----   ------   -----    ----     ---
Total derivatives included in Other Assets and Other
  Liabilities, respectively/(d)/                                $   4            $  --            $  48             $--
                                                                =====   ======   =====   ======   =====    ====     ===

(a)Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.
(b)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(c)Represents cash collateral posted and received that is eligible for netting.
(d)Excludes embedded derivatives. Fair value of assets related to bifurcated embedded derivatives was zero at both December 31, 2017 and 2016. Fair value of liabilities related to bifurcated embedded derivatives was $439 million and $209 million, respectively, at December 31, 2017 and 2016.

The following table presents the changes in the fair value of derivative instruments and the classification of these changes in the Consolidated Statements of Income:

                                                                       Years Ended December 31,
                                                                       -----------------------
(in millions)                                                           2017    2016    2015
-------------                                                           -----   ----    ----
Derivative instruments in fair value hedging relationships*:
   Foreign exchange contracts                                          $  (2)   $(11)   $  4
                                                                        -----    ----    ----
Total                                                                  $  (2)   $(11)   $  4
                                                                        =====    ====    ====
Derivatives not designated as hedging instruments by derivative type:
   Interest rate contracts                                             $   3    $(36)   $ 66
   Foreign exchange contracts                                            (53)     64      48
   Equity contracts                                                      (56)    (97)    (28)
   Embedded derivatives                                                  (41)     39     102
                                                                        -----    ----    ----
Total                                                                  $(147)   $(30)   $188
                                                                        =====    ====    ====
By classification:
   Net realized capital gains (losses)                                 $(149)   $(41)   $192
                                                                        -----    ----    ----
Total                                                                  $(149)   $(41)   $192
                                                                        =====    ====    ====

* The amounts presented do not include periodic net coupon settlements of derivative contract or coupon income (expense) related to the hedged item.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) represent those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. We defer incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. We partially defer costs, including certain commissions, when we do not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

We also defer a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities, including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Long-duration insurance contracts: Policy acquisition costs for life-contingent products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. A loss recognition event occurs when there is a shortfall between the carrying amount of future policy benefit liabilities, net of DAC, and what the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When we determine a loss recognition event has occurred, we first reduce any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, we record additional liabilities through a charge to policyholder benefits. Groupings for loss recognition testing are consistent with our manner of acquiring, servicing and measuring the profitability of the business and applied by product groupings. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts: Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated gross profits include net investment income and spreads, net realized capital gains and losses, fees, surrender charges, expenses, and mortality gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If estimated gross profits change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future estimated gross profits are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impacts the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows us to maintain our long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate
(cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition: DAC related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities are in a net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-oriented Products: For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, we do not change the accounting and amortization of existing DAC and related actuarial balances. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

The following table presents a rollforward of DAC:

                                                                             Years Ended December 31,
                                                                             -----------------------
(in millions)                                                                2017     2016    2015
-------------                                                                ----     -----   ----
Balance, beginning of year                                                   $955    $ 964    $800
   Acquisition costs deferred                                                  80       80      78
   Accretion of interest/amortization                                         (96)    (105)    (91)
   Effect of unlocking assumptions used in estimating future gross profits     11      (43)     41
   Effect of realized gains/loss on securities                                 (5)      13      30
   Effect of unrealized gains/loss on securities                              (57)      45     106
   Increase due to foreign exchange                                            --        1      --
                                                                             ------  -------  ------
Balance, end of year                                                         $888    $ 955    $964
                                                                             ======  =======  ======

Deferred Sales Inducements

We offer sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized in policyholder contract deposits in the Consolidated Balance Sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception. We must also demonstrate that such amounts are incremental to amounts we credit on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the Consolidated Statements of Income.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents a rollforward of deferred sales inducements:

                                                                             Years Ended December 31,
                                                                             -----------------------
(in millions)                                                                2017     2016    2015
-------------                                                                ----     ----    ----
Balance, beginning of year                                                   $196     $195    $162
   Acquisition costs deferred                                                  14       14      14
   Accretion of interest/amortization                                         (19)     (23)    (17)
   Effect of unlocking assumptions used in estimating future gross profits      2       (4)      8
   Effect of realized gains/loss on securities                                 --        4       6
   Effect of unrealized gains/loss on securities                              (13)      10      22
                                                                              ----     ----    ----
Balance, end of year                                                         $180     $196    $195
                                                                              ====     ====    ====

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, Distribution Fee Revenue). We amortize these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

9. VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

We enter into various arrangements with VIEs in the normal course of business and consolidate the VIEs when we determine we are the primary beneficiary. This analysis includes a review of the VIE's capital structure, related contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and our involvement with the entity. When assessing the need to consolidate a VIE, we evaluate the design of the VIE as well as the related risks the entity was designed to expose the variable interest holders to.

The primary beneficiary is the entity that has both (1) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of our decision-making ability and our ability to influence activities that significantly affect the economic performance of the VIE.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the total assets and total liabilities associated with our variable interests in consolidated VIEs, as classified in the Consolidated Balance Sheets:

                                                                       Securitization
(in millions)                                                          Vehicles/(a)/
-------------                                                          --------------
December 31, 2017
Assets:
   Bonds available for sale                                                $2,241
   Other bond securities                                                      374
   Mortgage and other loans receivable                                        114
   Other/(b)/                                                                 467
                                                                           ------
Total assets/(c)/                                                          $3,196
                                                                           ======
Liabilities:
   Notes payable - to affiliates                                           $  241
   Notes payable - to third parties                                            50
   Other/(d)/                                                                  41
                                                                           ------
Total liabilities                                                          $  332
                                                                           ======
December 31, 2016
Assets:
   Bonds available for sale                                                $2,913
   Other bond securities                                                      365
   Mortgage and other loans receivable                                        198
   Other/(b)/                                                                 350
                                                                           ------
Total assets/(c)/                                                          $3,826
                                                                           ======
Liabilities:
   Notes payable - to affiliates                                           $  183
   Notes payable - to third parties                                            50
   Other/(d)/                                                                   6
                                                                           ------
Total liabilities                                                          $  239
                                                                           ======

(a)At December 31, 2017 and 2016, $2.8 billion and $3.4 billion, respectively, of the total assets of consolidated vehicles were owed to VALIC Parent or its subsidiaries
(b)Comprised primarily of short-term investments and other assets at both December 31, 2017 and 2016.
(c)The assets of each VIE can be used only to settle specific obligations of that VIE.
(d)Comprised primarily of amounts due to related parties and other liabilities, at fair value, at both December 31, 2017 and 2016.

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances when we have provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which we hold a variable interest, as well as our maximum exposure to loss associated with these VIEs:

                                                          Maximum Exposure to Loss
                                              --------- -----------------------------
                                              Total VIE On-Balance Off-Balance
(in millions)                                  Assets   Sheet/(a)/    Sheet    Total
-------------                                 --------- ---------- ----------- ------
December 31, 2017
   Real estate and investment entities/(b)/    $85,455    $  671      $110     $  781
   Securitization vehicles                       3,445       675        --        675
                                               -------    ------      ----     ------
Total                                          $88,900    $1,346      $110     $1,456
                                               =======    ======      ====     ======
December 31, 2016
   Real estate and investment entities/(b)/    $87,089    $  977      $133     $1,110
   Securitization vehicles                       2,114       530        --        530
                                               -------    ------      ----     ------
Total                                          $89,203    $1,507      $133     $1,640
                                               =======    ======      ====     ======

(a)At December 31, 2017 and 2016, $671 million and $977 million, respectively, of our total unconsolidated VIE assets were recorded as other invested assets and $675 million and $530 million, respectively, were recorded as bonds available for sale.
(b)Comprised primarily of hedge funds and private equity funds.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Real Estate and Investment Entities

Through an affiliate, AIG Global Real Estate, we are an investor in various real estate investment entities, some of which are VIEs. These investments are typically with unaffiliated third-party developers via a partnership or limited liability company structure. The VIEs' activities consist of the development or redevelopment of commercial, industrial and residential real estate. Our involvement varies from being a passive equity investor or finance provider.

We participate as passive investors in the equity issued by certain third-party-managed hedge and private equity funds that are VIEs. Typically, we are not involved in the design or establishment of these VIEs, nor do they actively participate in the management of the VIEs.

Securitization Vehicles

We created certain VIEs that hold investments, primarily in investment-grade debt securities, residential mortgage loans and commercial mortgage loans, and issued beneficial interests in these investments. We own the majority of these beneficial interests and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the entities that could potentially be significant to the entities. Accordingly, we consolidate these entities, and beneficial interests issued to third-parties or affiliates by these entities are reported as notes payable. For certain VIEs where we participate as passive investors and determined that we are not the primary beneficiary of these entities, our maximum exposure is limited to our investments in securities issued by these VIEs.

RMBS, CMBS, Other ABS and CDOs

We are passive investors in RMBS, CMBS, other ABS and CDOs, the majority of which are issued by domestic special purpose entities. We generally do not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and were not involved in the design of these entities.

Our maximum exposure in these types of structures is limited to our investment in securities issued by these entities. Based on the nature of our investments and our passive involvement in these types of structures, we have determined that we are not the primary beneficiary of these entities. We have not included these entities in the tables above; however, the fair values of our investments in these structures are reported in Note 3 and Note 4.

10. INSURANCE LIABILITIES

Future Policy Benefits

Future policy benefits primarily include reserves for life-contingent annuity payout contracts and are based on estimates of cost of future policy benefits. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. In addition, reserves for contracts in loss recognition are adjusted to reflect the effect of unrealized gains on fixed maturity and equity securities available for sale, with related changes recognized through Other comprehensive income.

Policyholder Contract Deposits

The liability for policyholder contract deposits is primarily recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest credited at rates ranging from 1.0 percent to 9.0 percent at December 31, 2017, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, because they are recorded directly to policyholder contract deposits upon receipt. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues.

In addition to liabilities for fixed annuities, fixed options within variable annuities and annuities without life contingencies, policyholder contract deposits also include our liability for (a) certain guaranteed benefits and indexed features

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

accounted for as embedded derivatives at fair value and (b) annuities issued in a structured settlement arrangement with no life contingency. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and
Note 11 for additional discussions of guaranteed benefits accounted for as embedded derivatives.

11. VARIABLE ANNUITY CONTRACTS

We report variable contracts within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets supporting the variable portion of variable annuity contract that qualifies for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities.

Policy values for variable products and investment contracts are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units in the separate accounts, plus any liabilities for guaranteed minimum death benefits or guaranteed minimum withdrawal benefits included in future policy benefits or policyholder contract deposits, respectively.

Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Net investment income, net investment gains and losses, changes in fair value of assets, and policyholder account deposits and withdrawals related to separate accounts are excluded from the Consolidated Statements of Income, Comprehensive Income (Loss) and Cash Flows.

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Living benefits primarily include guaranteed minimum withdrawal benefits (GMWB). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, because the features are mutually exclusive, so the exposure to the guaranteed amount for each feature is independent of the exposure from other features (except a surviving spouse who has a rider to potentially collect both a GMDB upon their spouse's death and a GMWB during their lifetime). A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features, and as a result, the net amount at risk for each feature is not additive to that of other features.

In addition, we record liabilities for assumed reinsurance of certain GMDB and GMWB features in variable annuity contracts issued by another insurer, under coinsurance and modified coinsurance agreements. Amounts related to guaranteed benefits shown below exclude such assumed reinsurance. See Note 6 for additional information on assumed reinsurance.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                           December 31,
                                          ---------------
                      (in millions)        2017    2016
                      -------------       ------- -------
                      Equity funds        $27,385 $24,206
                      Bond funds            3,412   3,174
                      Balanced funds        4,948   4,435
                      Money market funds      423     459
                                          ------- -------
                      Total               $36,168 $32,274
                                          ======= =======

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


GMDB

Depending on the contract, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in rare instances, no minimum return) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMDB is our most widely offered benefit.

The liability for GMDB, which are recorded in future policyholder benefits, represent the expected value of benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. The net amount at risk for GMDB represents the amount of benefits in excess of account value if death claims were filed on all contracts on the balance sheet date.

The following table presents the details concerning our GMDB exposures, excluding assumed reinsurance:

                                                          December 31,
                                                  -----------------------------
                                                       2017           2016
                                                  -------------- --------------
                                                   Net Deposits   Net Deposits
                                                  Plus a Minimum Plus a Minimum
 (dollars in millions)                                Return         Return
 ---------------------                            -------------- --------------
 Account value                                       $61,061        $56,946
 Net amount at risk                                    379            471
 Average attained age of contract holders              61             61
 Range of guaranteed minimum return rates             0%-3%         0% - 3%

The following table presents a rollforward of the GMDB liability related to variable annuity contracts:

                                                                  Years Ended
                                                                  December 31,
                                                                 -------------
(in millions)                                                    2017 2016 2015
-------------                                                    ---- ---- ----
Balance, beginning of year                                       $19  $17  $17
   Reserve increase                                                8    2    2
   Benefits paid                                                  --   --   (2)
                                                                 ---  ---  ---
Balance, end of year                                             $27  $19  $17
                                                                 ===  ===  ===

Assumptions used to determine the GMDB liability include interest rates, which vary by year of issuance and products; mortality rates, which are based upon actual experience modified to allow for variations in policy form; lapse rates, which are based upon actual experience modified to allow for variations in policy form; investment returns, using assumptions from a randomly generated model; and asset growth assumptions, which include a reversion to the mean methodology, similar to that applied for DAC.

We regularly evaluate estimates used to determine the GMDB liability and adjust the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

GMWB

Guaranteed benefit and equity index features, which are recorded in policyholder contract deposits, are bifurcated from the host contract and accounted for separately as embedded policy derivatives at fair value, with changes in fair value recognized in net realized capital gains (losses). These include GMWB and index annuities, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

Certain of our variable annuity contracts contain optional GMWB benefits. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) is living.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The fair value of these embedded policy derivatives was a net liability of $186 million and $165 million at December 31, 2017 and 2016, respectively. We had account values subject to GMWB that totaled $3.3 billion and $3.2 billion at December 31, 2017 and 2016, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value, assuming no lapses. The net amount at risk related to the GMWB guarantees was $45 million and $112 million at December 31, 2017 and 2016, respectively. We use derivative instruments and other financial instruments to mitigate a portion of our exposure that arises from GMWB benefits.

12. DEBT

Notes payable are carried at the principal amount borrowed, including unamortized discounts, except for certain notes payable - to affiliates, for which we have elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the Consolidated Statements of Income. See Note 3 for discussion of fair value measurements.

The following table lists our total debt outstanding. The interest rates presented in the following table are the range of contractual rates in effect at December 31, 2017, including fixed and variable-rates:

                                                                     Balance at
                                                                     December 31,
                                               Range of     Maturity ------------
  (in millions)                            Interest Rate(s) Date(s)  2017   2016
  -------------                            ---------------- -------- ----   ----
  Notes payable - to affiliates:
    Notes payable of consolidated VIEs,
     at fair value                          10.60%-12.44%     2060   $241   $183
                                            -------------     ----    ----  ----
  Total notes payable - to affiliates                                 241    183
                                                                      ----  ----
  Notes payable - to third parties:
    Notes payable of consolidated VIEs        4.22%-4.42%     2060     50     50
    Debt of consolidated investments        LIBOR + 2.15%     2024     90     --
                                            -------------     ----    ----  ----
  Total notes payable - to third parties                              140     50
                                                                      ----  ----
  Total notes payable                                                $381   $233
                                                                      ====  ====

The following table presents maturities of long-term debt, including fair value adjustments, when applicable:

                                                        Year Ending
 December 31, 2017                          -----------------------------------
 (in millions)                        Total 2018 2019 2020 2021 2022 Thereafter
 -----------------                    ----- ---- ---- ---- ---- ---- ----------
 Notes payable - to affiliates:
    Notes payable of consolidated
      VIEs, at fair value             $241  $--  $--  $--  $--  $--     $241
                                      ----  ---  ---  ---  ---  ---     ----
 Total notes payable - to affiliates   241   --   --   --   --   --      241
                                      ----  ---  ---  ---  ---  ---     ----
 Notes payable - to third parties:
    Notes payable of consolidated
      VIEs                              50   --   --   --   --   --       50
    Debt of consolidated investments    90    3    3    3    3    3       75
                                      ----  ---  ---  ---  ---  ---     ----
 Total notes payable - to third
   parties                             140    3    3    3    3    3      125
                                      ----  ---  ---  ---  ---  ---     ----
 Total notes payable                  $381  $ 3  $ 3  $ 3  $ 3  $ 3     $366
                                      ====  ===  ===  ===  ===  ===     ====

FHLB Borrowings

Membership with the FHLB provides us with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity, or for other uses deemed appropriate by management. The purpose of our FHLB Advance Facility operational plan is to effectively utilize the FHLB facility to manage short-term cash management and/or liquidity needs. Pursuant to the plan, we may periodically obtain cash advances on a same-day basis, up to an internally approved limit. To provide adequate collateral for potential advances under the Advance Facility, we pledge securities to the FHLB. The fair value of all collateral pledged to secure advances from the FHLB included the value of our pledged FHLB common stock. Upon any event of default, the FHLB's recovery would generally be limited to the amount of our liability under advances borrowed.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Intercompany Loan Facility

On January 1, 2015, we and certain of our affiliates entered into a revolving loan facility with AIG Parent, pursuant to which we and each such affiliate can, on a several basis, borrow monies from AIG Parent (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with our maximum borrowing limit being $500 million.

At December 31, 2017 and 2016, we had no outstanding balance under this facility.

13. COMMITMENTS AND CONTINGENCIES

Commitments

Leases

We occupy leased space in many locations under various long-term leases, and have entered into various leases covering long-term use of data processing equipment.

The following table presents the future minimum lease payments under operating leases at December 31, 2017:

                      (in thousands)
                      --------------
                      2018                        $ 2,942
                      2019                          2,777
                      2020                          2,490
                      2021                          1,441
                      2022                            933
                      Remaining years after 2022      687
                                                  -------
                      Total                       $11,270
                                                  =======

Commitments to Fund Partnership Investments

In the normal course of business, we enter into commitments to invest in limited partnerships, private equity funds and hedge funds. These commitments totaled $241 million at December 31, 2017.

Mortgage Loan Commitments

We have $166 million and $110 million in commitments related to commercial and residential mortgage loans, respectively, at December 31, 2017.

Contingencies

Legal Matters

Various lawsuits against us have arisen in the ordinary course of business. Except as discussed below, we believe it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on our financial position, results of operations or cash flows.

At December 31, 2017, the Company was defending an appeal in respect of a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The litigation concerns a contractual dispute

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

regarding whether the WV Boards were entitled in 2008 to the immediate and complete withdrawal of funds invested in an annuity product issued by VALIC. The WV Boards asserted damages in excess of $100,000,000. In 2016, the parties stipulated to resolve the matter through final and non-appealable arbitration before an arbitration panel composed of three West Virginia Business Court judges. The panel issued its decision on April 28, 2017, and no recovery was awarded to the WV Boards. Thereafter, the claims against VALIC were dismissed and the Company's accrual for this contingent liability was reversed. In May 2017, notwithstanding the parties' stipulation that the arbitral decision would be final and non-appealable, the WV Boards appealed the arbitration decision to the West Virginia Supreme Court of Appeals. The appeal remains pending.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments (GFA) when an assessment is probable and can be reasonably estimated. We estimate the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future GFA, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. Our liability for these guaranty fund assessments was $5 million at December 31, for both 2017 and 2016, net of amounts recoverable through premium tax offsets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into our operations, practices and procedures, such as through financial examinations, subpoenas, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving us, we believe it is not likely that these regulatory examinations or inquiries will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

14. EQUITY

Accumulated Other Comprehensive Income

The following table presents the components of accumulated other comprehensive income:

                                                                                      December 31,
                                                                                     -------------
(in millions)                                                                         2017    2016
-------------                                                                        ------  -----
Unrealized appreciation of fixed maturity and equity securities, available for sale  $1,325  $ 934
Net unrealized gains on other invested assets                                           160    172
Adjustments to DAC and deferred sales inducements                                      (121)   (51)
Shadow loss recognition                                                                 (41)   (26)
Foreign currency translation adjustments                                                 (6)    (7)
Deferred income tax                                                                    (109)  (150)
                                                                                     ------  -----
Accumulated other comprehensive income                                               $1,208  $ 872
                                                                                     ======  =====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the other comprehensive income (loss) reclassification adjustments:

                                 Unrealized
                                Appreciation
                               (Depreciation)
                                  of Fixed
                                  Maturity
                               Investments on
                                Which Other-
                                   Than-
                                 Temporary      Unrealized   Adjustments
                                   Credit      Appreciation  to DAC and  Unrealized    Foreign
                                Impairments   (Depreciation)  Deferred    Insurance   Currency
                                    were       of All Other     Sales       Loss     Translation
(in millions)                    Recognized    Investments   Inducements Recognition Adjustments  Total
-------------                  -------------- -------------- ----------- ----------- ----------- -------
Year ended December 31, 2015
Unrealized change arising
  during period                     $(12)        $(1,214)       $164        $ 84         $(2)    $  (980)
Less: Reclassification
  adjustments included in net
  income                              65              21          36          --          --         122
                                    ----         -------        ----        ----         ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)       (77)         (1,235)        128          84          (2)     (1,102)
Less: Income tax expense
  (benefit)                          (28)           (297)         46          30          (1)       (250)
                                    ----         -------        ----        ----         ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)      $(49)        $  (938)       $ 82        $ 54         $(1)    $  (852)
                                    ====         =======        ====        ====         ===     =======
Year ended December 31, 2016
Unrealized change arising
  during period                     $(29)        $   (39)       $ 72        $(26)        $ 1     $   (21)
Less: Reclassification
  adjustments included in net
  income                              16             (13)         17          --          --          20
                                    ----         -------        ----        ----         ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)       (45)            (26)         55         (26)          1         (41)
Less: Income tax expense
  (benefit)                          (16)             (2)         21          (9)          1          (5)
                                    ----         -------        ----        ----         ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)      $(29)        $   (24)       $ 34        $(17)        $--     $   (36)
                                    ====         =======        ====        ====         ===     =======
Year ended December 31, 2017
Unrealized change arising
  during period                     $ 81         $   269        $(75)       $(15)        $ 1     $   261
Less: Reclassification
  adjustments included in net
  income                               8             (37)         (5)         --          --         (34)
                                    ----         -------        ----        ----         ---     -------
Total other comprehensive
  income (loss), before
  income tax expense (benefit)        73             306         (70)        (15)          1         295
Less: Income tax expense
  (benefit)                           26              22         (16)        (15)          1          18
                                    ----         -------        ----        ----         ---     -------
Total other comprehensive
  income (loss), net of
  income tax expense (benefit)      $ 47         $   284        $(54)       $ --         $--     $   277
                                    ====         =======        ====        ====         ===     =======

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the Consolidated Statements of Income:

                                              Amount Reclassified from
                                              Accumulated Other
                                              Comprehensive Income
                                              ------------------------
                                                December 31,
                                              ------------------------      Affected Line Item in the
(in millions)                                 2017     2016     2015          Statements of Income
-------------                                 ----     ----     ----   ------------------------------------
Unrealized appreciation of fixed maturity
  investments on which other- than-temporary
  credit impairments were recognized          $  8     $ 16     $ 65   Net realized capital gains (losses)
Unrealized (depreciation) of all other
  investments                                  (37)     (13)      21   Net realized capital gains (losses)
Adjustments to DAC and deferred sales                                      Amortization of deferred policy
  inducements                                   (5)      17       36                     acquisition costs
                                               ----     ----     ----
   Total reclassifications for the period     $(34)    $ 20     $122
                                               ====     ====     ====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


15. STATUTORY FINANCIAL DATA AND RESTRICTIONS

The following table presents our statutory net income and capital and surplus:

  (in millions)                                              2017   2016  2015
  -------------                                             ------ ------ ----
  Years Ended December 31,
  Statutory net income                                      $  640 $  758 $757

  At December 31,
  Statutory capital and surplus                             $2,800 $2,388
  Aggregate minimum required statutory capital and surplus     656    662
                                                            ====== ======

We file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

The aggregate minimum required statutory capital and surplus is based on the greater of the Risk-based Capital (RBC) level that would trigger regulatory action or minimum requirements per state insurance regulation. At both December 31, 2017 and 2016, we exceeded the minimum required statutory capital and surplus requirements and all RBC minimum required levels.

In 2017, we adopted a permitted statutory accounting practice to report certain derivatives used to hedge interest rate risk on product-related embedded derivatives at amortized cost instead of fair value. The initial adoption of the permitted practice resulted in a decrease in our statutory surplus of $23 million at December 31, 2017. Other than the adoption of this permitted practice, the use of prescribed or permitted statutory accounting practices did not result in reported statutory surplus or risk-based capital that was significantly different from the statutory surplus or risk-based capital that would have been reported had NAIC statutory accounting practices or the prescribed regulatory accounting practices been followed in all respects.

Dividend Restrictions

Dividends that we may pay to the Parent in any year without prior approval of the Texas Department of Insurance (TDI) are limited by statute. The maximum amount of dividends in a twelve-month period, measured retrospectively from the date of payment, which can be paid over a rolling twelve-month period to shareholders of Texas domiciled insurance companies without obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the statutory surplus as regards to policyholders at the preceding December 31; or
(2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2018 without prior approval of the TDI is $536 million. Dividend payments in excess of positive retained earnings in 2015, 2016 and 2017 were classified and reported as a return of capital.

16. BENEFIT PLANS

Effective January 1, 2002, our employees participate in various benefit plans sponsored by AIG Parent, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the U.S. Plans). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Effective January 1, 2016, the defined benefit plans were frozen by AIG. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

AIG Parent sponsors several defined contribution plans for U.S. employees that provide for pre-tax salary reduction contributions by employees. The most significant plan is the AIG Incentive Savings Plan, for which the matching contribution is 100 percent of the first six percent of a participant's contributions, subject to the IRS-imposed limitations. Effective January 1, 2016, participants in the AIG Incentive Savings Plan receive an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service
(IRS)-imposed limitations.

We are jointly and severally responsible with AIG Parent and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act (ERISA) qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including us. Accordingly, we are contingently liable for such obligations. We believe that the likelihood of payment under any of these plans is remote. Accordingly, we have not established any liability for such contingencies.

We also maintain a retirement plan for the benefit of our sales agents and managers. Investments in the plan consist of a deposit administration group annuity contract we issued. The liabilities and expenses associated with this plan were not material to our consolidated financial position and results of operations for the years presented.

17. INCOME TAXES

U.S. Tax Reform Overview

On December 22, 2017, the U.S. enacted Public Law 115-97, known as the Tax Cuts and Jobs Act (the Tax Act). The Tax Act reduces the statutory rate of U.S. federal corporate income tax to 21 percent and enacts numerous other changes impacting the Company and the life insurance industry in tax years beginning January 1, 2018.

Provisions of the Tax Act include reductions or elimination of deductions for certain items, e.g., reductions to corporate dividends received deductions, disallowance of entertainment expenses, and limitations on the deduction of certain executive compensation costs. These provisions, generally, result in an increase in the Company's taxable income in the years beginning after December 31, 2017. Changes specific to the life insurance industry include the changes to the calculation of insurance tax reserves and related transition adjustments and computation of the separate accounts dividends received deduction.

The SEC staff issued SAB 118, which provides guidance on accounting for the tax effects of the Tax Act. SAB 118 addresses situations where accounting for certain income tax effects of the Tax Act under Accounting Standards Codification (ASC) 740 may be incomplete upon issuance of an entity's financial statements and provides a one-year measurement period from the enactment date to complete the accounting under ASC 740. In accordance with SAB 118, a company must reflect the following:

    . Income tax effects of those aspects of the Tax Act for which accounting under ASC 740 is complete.

    . Provisional estimate of income tax effects of the Tax Act to the extent accounting is incomplete but a reasonable estimate is determinable.

    . If a provisional estimate cannot be determined, ASC 740 should still be applied on the basis of tax law provisions that were in effect immediately before the enactment of the Tax Act.

Consistent with current income tax accounting requirements, we have remeasured our deferred tax assets and liabilities with reference to the statutory income tax rate of 21 percent and taken into consideration other provisions of the Tax

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Act. As of December 31, 2017, we had not fully completed our accounting for the tax effects of the Tax Act. Our provision for income taxes for the period ended December 31, 2017, is based in part on a reasonable estimate of the effects on existing deferred tax balances and of certain provisions of the Tax Act. To the extent a reasonable estimate of the impact of certain provisions was determinable, we recorded provisional estimates as a component of our provision for income taxes. To the extent a reasonable estimate of the impact of certain provisions was not determinable, we have not recorded any adjustments and continued accounting for them in accordance with ASC 740 on the basis of the tax laws in effect before enactment of the Tax Act.

The Tax Act includes provisions for Global Intangible Low-Taxed Income (GILTI) under which taxes on foreign income are imposed on the excess of a deemed return on tangible assets of foreign corporations and for Base Erosion and Anti-Abuse Tax (BEAT) under which taxes are imposed on certain base eroding payments to affiliated foreign companies. Where applicable, consistent with accounting guidance, we will treat BEAT as an in period tax charge when incurred in future periods for which no deferred taxes need to be provided and made an accounting policy election to treat GILTI taxes in a similar manner. Accordingly, no provision for income tax related to GILTI or BEAT was recorded as of December 31, 2017.

For the period ended December 31, 2017, we recognized a provisional estimate of income tax effects of the Tax Act of $36 million.

Tax effects for which a reasonable estimate can be determined

Provisions Impacting Life Insurance Companies

The Tax Act modified computations of insurance reserves for life insurance companies. Specifically, the Act directs that tax reserves be computed with reference to NAIC reserves. Adjustments related to the differences in insurance reserves balances computed historically versus the Tax Act have to be taken into income over eight years.

Provisions Impacting Projections of Taxable Income and Realizability of Deferred Tax Assets

Certain provisions of the Tax Act impact our projections of future taxable income used in analyzing realizability of our deferred tax assets. In certain instances, provisional estimates have been included in our future taxable income projections for these specific provisions to reflect application of the new tax law. We do not currently anticipate that reliance on provisional estimates will have a material impact on the determination of realizability of our deferred tax assets.

Tax effects for which no estimate can be determined

The Tax Act may affect the results in certain investments and partnerships in which we are the non-controlling interest owner. The information needed to determine a provisional estimate is not currently available (such as for interest deduction limitations in those entities and the changed definition of a U.S. Shareholder). Accordingly, no provisional estimates were recorded.

The following table presents the income tax expense (benefit) attributable to pre-tax income (loss):

Years Ended December 31,
(in millions)                                                          2017 2016  2015
-------------                                                          ---- ----  ----
Current                                                                $203 $201  $243
Deferred                                                                  8  (57)   87
                                                                       ---- ----  ----
Total income tax expense                                               $211 $144  $330
                                                                       ==== ====  ====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The U.S. statutory income tax rate is 35 percent for 2017, 2016 and 2015. Actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate, due to the following:

Years Ended December 31,
(in millions)                                                      2017  2016  2015
-------------                                                      ----  ----  ----
U.S federal income tax expense at statutory rate                   $324  $231  $387
Adjustments:
   Dividends received deduction                                     (39)  (42)  (39)
   Reclassifications from accumulated other comprehensive income    (39)  (28)  (25)
   Impact of Tax Act                                                (36)   --    --
   State income tax                                                   7     8     7
   Capital loss carryover write-off                                  --    --     5
   Other credits, taxes and settlements                              (6)  (25)   (5)
                                                                   ----  ----  ----
Total income tax expense                                           $211  $144  $330
                                                                   ====  ====  ====

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

The following table presents the components of the net deferred tax assets (liabilities):

Years Ended December 31,
(in millions)                                                               2017   2016
-------------                                                              -----  -----
Deferred tax assets:
   Basis differences on investments                                        $ 259  $ 586
   Policy reserves                                                            90    109
   Fixed assets                                                               94    120
   Losses and tax credit carryforwards                                        62     66
   State deferred tax benefits                                                 2     10
   Other                                                                       4      4
                                                                           -----  -----
Total deferred tax assets                                                    511    895
                                                                           -----  -----
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (241)  (404)
   Net unrealized gains on debt and equity securities available for sale    (277)  (367)
   Other                                                                      (2)    (5)
                                                                           -----  -----
Total deferred tax liabilities                                              (520)  (776)
                                                                           -----  -----
Net deferred tax (liability) asset before valuation allowance                 (9)   119
Valuation allowance                                                           --   (102)
                                                                           -----  -----
Net deferred tax (liability) asset                                         $  (9) $  17
                                                                           =====  =====

The following table presents our tax losses and credit carryforwards on a tax return basis.

December 31, 2017                                                        Tax    Expiration
(in millions)                                                          Effected  Periods
-------------                                                          -------- ----------
Foreign tax credit carryforwards                                         $42    2018-2024
Business credit carryforwards                                             20    2027-2036
                                                                         ---
Total carryforwards                                                      $62
                                                                         ===

We are included in the consolidated federal income tax return of our ultimate parent, AIG Parent. Under the tax sharing agreement with AIG Parent, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, tax credits or net capital losses are utilized on a consolidated basis, we will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

We calculate current and deferred state income taxes using the actual apportionment and statutory rates for states in which we are required to file on a separate basis. In states that have a unitary regime, AIG Parent accrues and pays the taxes owed and does not allocate the provision or cash settle the expense with the members of the unitary group. Unlike for federal income tax purposes, AIG Parent does not have state tax sharing agreements. AIG Parent has

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

determined that because the unitary tax expense will never be borne by the subsidiaries, the state tax unitary liability is not included in this separate company expense.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:

..   the nature, frequency and severity of cumulative financial reporting losses in recent years;

..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

..   prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies, could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.

As of December 31, 2017, based on all available evidence we concluded that no valuation allowance should be established on a portion of the deferred tax asset. At December 31, 2017 and 2016, we released $102 million and $14 million, respectively, of valuation allowance associated with the unrealized tax losses, all of which was allocated to other comprehensive income.

Accounting For Uncertainty in Income Taxes

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                                   Years Ended
                                                                   December 31,
                                                                   -----------
  (in millions)                                                    2017  2016
  -------------                                                    ----  ----
  Gross unrecognized tax benefits, beginning of year               $19   $ 34
     Increases in tax position for prior years                      --     --
     Decreases in tax position for prior years                      (3)   (15)
                                                                   ---   ----
  Gross unrecognized tax benefits, end of year                     $16   $ 19
                                                                   ===   ====

At December 31, 2017 and 2016, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $16 million and $19 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2017 and 2016, we had accrued liabilities of $3 million and $2 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2017, 2016 and 2015, we recognized expense of $1 million, income of $4 million and income of less than $1 million, respectively, for interest (net of the federal benefit) and penalties.

We regularly evaluate proposed adjustments by taxing authorities. At December 31, 2017, such proposed adjustments would not have resulted in a material change to our consolidated financial condition, although it is possible that the

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

effect could be material to our consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.

We are currently under IRS examination for the taxable years 2007 to 2010. Although the final outcome of possible issues raised in any future examination is uncertain, we believe that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. Taxable years 2001 to 2017 remain subject to examination by major tax jurisdictions.

18. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

On September 29, 2017, the Financial Stability Oversight Council (Council) rescinded its determination that material financial distress at AIG could pose a threat to U.S. financial stability and as a result, AIG is no longer designated as a nonbank systemically important financial institution (nonbank
SIFI). With the rescission of its designation as a nonbank SIFI, AIG is no longer subject to the consolidated supervision of the Board of Governors of the Federal Reserve System or subject to the enhanced prudential standards set forth in the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations.

On September 25, 2017, AIG announced organizational changes designed to position AIG a growing, more profitable insurer that is focused on underwriting excellence. In the fourth quarter of 2017, AIG finalized its plan to reorganize its operating model. Commercial Insurance and Consumer Insurance segments transitioned to General Insurance and Life and Retirement, respectively. AIG's core businesses include General Insurance, Life and Retirement and Other Operations. General Insurance consists of two operating segments - North America and International. Life and Retirement consists of four operating segments - Individual Retirement, Group Retirement, Life Insurance and Institutional Markets. Blackboard U.S. Holdings, Inc. (Blackboard), AIG's technology-driven subsidiary, is reported within Other Operations. AIG also reports a Legacy Portfolio consisting of run-off insurance lines and legacy investments, which are considered non-core.

Additional information on AIG is publicly available in AIG Parent's regulatory filings with the U.S. Securities and Exchange Commission (SEC), which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Operating Agreements

Pursuant to service and cost allocation agreements, we purchase administrative, investment management, accounting, marketing and data processing services from AIG Parent or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. The amount incurred for such services was approximately $424 million in 2017 and $418 million in both 2016 and 2015.

American Home and National Union Guarantees

We have a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of the agreement, American Home has unconditionally and irrevocably guaranteed insurance policies we issued between March 3, 2003 and December 29, 2006. American Home's audited statutory financial statements are filed with the SEC in our registration statements for variable products we issued that are subject to the Guarantee.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other

We purchase, sell or transfer securities, at fair market value, to or from our affiliates in the ordinary course of business.

In October 2017, through our wholly owned subsidiary, AIG Home Loan 3, we transferred a portfolio of U.S. residential mortgage loans to a newly formed special purpose vehicle, CSMC 2017-HL2 (the CSMC), which is a VIE that we do not consolidate. We received total cash consideration of $166 million for the loans transferred. The transaction involved securitization of transferred loans and CSMC issued structured securities to the Company for cash consideration. Refer to Note 9 for additional information.

During 2017, we purchased commercial mortgage loans and investment grade private placement bonds from certain affiliated AIG domestic property and casualty companies for total cash consideration of $417 million.

On September 27, 2016, we purchased securities from our affiliate American General Life Insurance Company, at fair market value, for total cash consideration of $508 million.

During 2016, we transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling $421 million as part of an initiative to improve asset-liability management in AIG's domestic life and property casualty insurance companies.

19. SUBSEQUENT EVENTS

We consider events or transactions that occur after the balance sheet date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosures. We have evaluated subsequent events through April 26, 2018, the date the financial statements were issued.

In February 2018, we and our affiliates, American General Life Insurance Company and The United States Life Insurance Company in the City of New York, each entered into respective Modified Coinsurance (ModCo) Agreements (The Agreements) with DSA Reinsurance Company Limited (DSA Re), a wholly owned AIG subsidiary and registered Class 4 and Class E reinsurer in Bermuda. The Agreements were executed as of February 12, 2018 in respect of certain closed blocks of business (including structured settlements and single premium immediate annuities). The initial consideration included the fair value of ModCo Assets held by the Company on behalf of DSA Re at the execution date, along with the net results experienced under the reinsurance agreement from the January 1, 2017 effective date in the agreement through the execution date. The initial consideration exceeded the ModCo Reserves ceded at contract inception. The excess consideration represents a net cost of reinsurance asset that will be amortized over the life of the reinsured contracts. Total returns on the ModCo Assets will inure to the benefit of DSA Re. The Company did not receive a ceding commission at contract inception. Management is still assessing the impact of the Agreements.

                          PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

The following financial statements are included in Part B of this Registration
Statement:


      - The Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company as of December 31, 2017 and for each of the two years in the period ended December 31, 2017.

      - The Audited Consolidated Financial Statements of The Variable Annuity Life Insurance Company as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017.


(b)  Exhibits


(1)    (a)       Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at
                 its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance
                 Company Separate Account A....................................................................... 1
(1)    (b)       Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of
                 Executive Committee of The Variable Annuity Life Insurance Company Board of Directors............ 8
(2)    Not Applicable.
(3)    (a)       Underwriting Agreement between The Variable Annuity Life Insurance Company, The
                 Variable Annuity Life Insurance Company Separate Account A and A. G. Distributors, Inc........... 2
(4)    (a)       Specimen Individual Annuity Contract. (Form UIT-194)............................................. 1
(4)    (b)       Specimen Group Annuity Contract. (Form UITG-194)................................................. 1
(4)    (c)       Specimen Individual Non-Qualified Annuity Contract. (Form UITN-194).............................. 1
(4)    (d)       Specimen Certificate of Participation under Group Annuity Contract (Form UITG-194P).............. 1
(4)    (e)       Specimen Individual Retirement Account Annuity Contract. (Form UIT-IRA-194)...................... 1
(4)    (f)       Specimen Simplified Employee Pension Contract (Form UIT-SEP-194)................................. 1
(4)    (g)       Specimen Endorsement to Group Annuity Contract or Certificate of Participation under Group
                 Annuity Contract. (Form UITG-194-RSAC), effective upon issuance.................................. 3
(4)    (h)       Specimen SIMPLE Individual Retirement Annuity Contract (Form UIT-SIMPLE-897)..................... 4
(4)    (i)       Specimen Portfolio Director Endorsement to Individual Annuity Contract (Form IPD-798)............ 4
(4)    (j)       Specimen Portfolio Director Individual Retirement Annuity (IRA) Endorsement to Individual
                 Retirement Account Annuity Contract (Form IPDIRA-798)............................................ 4
(4)    (k)       Specimen Portfolio Director Non-Qualified Deferred Annuity (NQDA) Endorsement to
                 Individual Non-Qualified Annuity Contract (Form IPDN-798)........................................ 4
(4)    (l)       Specimen Economic Growth and Tax Relief Reconciliation Act ("EGTRRA") Retirement Plan
                 Annuity Contract Endorsement (Form EGTR-302)..................................................... 8
(4)    (m)       Specimen EGTRRA Individual Retirement Annuity Endorsement (Form EGTRIRA 802)..................... 8
(4)    (n)       Specimen EGTRRA Roth Individual Retirement Annuity Endorsement (Form
                 ROTHEGTR-802).................................................................................... 8
(4)    (o)       Form of Guaranteed Minimum Withdrawal Benefit Endorsement........................................ 9
(4)    (p)       Form of Premium Enhancement Credit Endorsement on First-Year Contributions....................... 12
(4)    (q)       Form of Premium Enhancement Credit Endorsement on Eligible Deposits.............................. 12
(4)    (r)       Form of Optional Guaranteed Minimum Withdrawal Benefit Endorsement............................... 14
(4)    (s)       Death Benefit Endorsement........................................................................ 15
(4)    (t)       Guaranteed Minimum Withdrawal Benefit Endorsement (Extension Offer).............................. 19
(5)    (a)(i)    Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed
                 and Variable Annuity for use with all plan types except Individual Retirement Annuities
                 (IRA), Simplified Employee Pension Plan (SEP), and Non-Qualified Deferred Annuities
                 (NQDA)........................................................................................... 8
(5)    (a)(ii)   Specimen Application for Portfolio Director/Portfolio Director 2/Portfolio Director Plus Fixed
                 and Variable Annuity for use with Individual Retirement Annuities (IRA), Simplified
                 Employee Pension Plans (SEP), and Non-Qualified Deferred Annuities (NQDA)........................ 8
(5)    (b)       Specimen Group Master Application................................................................ 8
(6)    (a)       Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life
                 Insurance Company, effective as of April 28, 1989................................................ 1
(6)    (b)       Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The
                 Variable Annuity Life Insurance Company (as amended through April 28, 1989) effective
                 March 28, 1990................................................................................... 1




(6)      (c)     Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as
                 amended through August 3, 2006.............................................................. 10
(7)      Not Applicable.
(8)      (a)(i)  (A) Participation Agreement between The Variable Annuity Life Insurance Company and
                 Vanguard Group, Inc......................................................................... 5
                 (B) Amendment No. 1 to Participation Agreement between The Variable Annuity Life
                 Insurance Company and The Vanguard Group, Inc., effective July 17, 1998..................... 6
(8)      (b)(i)  Participation Agreement between The Variable Annuity Life Insurance Company, Ariel
                 Investment Trust and Ariel Distributors, Inc. dated November 7, 2000........................ 7
(8)      (b)(ii) Administrative Services Agreement between The Variable Annuity Life Insurance Company and Ariel Distributors, Inc................................................................. 7
(8)      (c)(i)  Participation Agreement among The Variable Annuity Life Insurance Company, Forum Funds
                 and Holland Capital Management LLC dated as of January 28, 2010............................. 13
(8)      (c)(ii) Administrative Services Agreement between The Variable Annuity Life Insurance Company and Holland Capital Management, L.P. dated November 1, 2000................................. 7
(8)      (d)(i)  Participation Agreement among Invesco Distributors, Inc. and The Variable Annuity Life
                 Insurance Company dated as of November 1, 2011.............................................. 16
(8)      (d)(ii) Administrative Services Agreement between Invesco Distributors, Inc., Invesco Investment
                 Services, Inc., The Variable Annuity Life Insurance Company and American General
                 Distributors, Inc. dated as of November 1, 2011............................................. 16
(8)      (e)(i)  (A) Participation Agreement among American Beacon Funds, American Beacon Advisors,
                 Inc. and The Variable Annuity Life Insurance Company dated as of March 23, 2012............. 17
                 (B) Amendment to Participation Agreement among American Beacon Funds, American
                 Beacon Advisors, Inc. and The Variable Annuity Life Insurance Company, effective
                 December 15, 2017........................................................................... Filed herewith
(8)      (e)(ii) (A) Administrative Services Agreement among American Beacon Funds, American Beacon
                 Advisors, Inc. and The Variable Annuity Life Insurance Company dated as of March 23,
                 2012........................................................................................ 17
                 (B) Amendment to Administrative Services Agreement among American Beacon Funds,
                 American Beacon Advisors, Inc. and The Variable Annuity Life Insurance Company, effective
                 December 15, 2017........................................................................... Filed herewith
(8)      (f)     Participation Agreement between The Variable Annuity Life Insurance Company and T. Rowe
                 Price Retirement Funds, Inc. and T. Rowe Price Associates, Inc.............................. 18
(8)      (g)     Administrative Services Agreement between The Variable Annuity Life Insurance Company and T. Rowe Price Retirement Funds, Inc. and T. Rowe Price Associates, Inc.................. 18
(9)      Opinion of Counsel and Consent of Depositor......................................................... 11
(10)     Consent of Independent Registered Public Accounting Firm -- PricewaterhouseCoopers LLP.............. Filed herewith
(11)     Not Applicable.
(12)     Not Applicable.
(13)     Calculation of standard and nonstandard performance information..................................... 3
(14)     (a)     Power of Attorney -- The Variable Annuity Life Insurance Company............................ Filed herewith
(15)     Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions............................................................................. 1


--------
1 Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 1996, Accession No. 0000950129-96-000265.

2 Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.

3 Incorporated by reference to Post-Effective Amendment No. 11 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 1997, Accession No. 0000950129-97-005374.

4 Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 17, 1998, Accession No. 0000950129-98-005074.

5 Incorporated by reference to Post-Effective Amendment No. 8 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on June 28, 1996, Accession No. 0000950129-96-001391.

6 Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on September 1, 1998, Accession No. 0000950129-98-003727.

7 Incorporated by reference to Post-Effective Amendment No. 18 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 3, 2000, Accession No. 0000950129-00-005232.

8 Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account filed on April 30, 2003, Accession No. 0000899243-03-000987.

9 Incorporated by reference to Post-Effective Amendment No. 30 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on March 1, 2006, Accession No. 0000354912-06-000020.


10 Incorporated by reference to Initial Form N-4 Registration Statement (File
  No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, Accession No.
  0001193125-06-206012.



11 Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 15, 2006, Accession No. 0001193125-06-254482.



12 Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 25, 2007, Accession No. 0000354912-07-000021.



13 Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2010, Accession No. 0001193125-10-101439.



14 Incorporated by reference to Post-Effective Amendment No. 13 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on February 17, 2011, Accession No. 0001193125-11-039089.



15 Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 2011, Accession No. 0001193125-11-118987.



16 Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on November 1, 2011, Accession No. 0001193125-11-290526.



17 Incorporated by reference to Post-Effective Amendment No. 16 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2012, Accession No. 0001193125-12-194923.



18 Incorporated by reference to Post-Effective Amendment No. 21 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 2014, Accession No. 0001193125-14-452183.



19 Incorporated by reference to Post-Effective Amendment No. 23 to Form N-4
  Registration Statement (File No. 333-137942/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 2016, Accession No. 0001193125-16-569452.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.



NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
--------------------------------------------------
Kevin T. Hogan(3)                                  Director, Chairman of the Board and President
Jana W. Greer(1)                                   Director and Chief Executive Officer
Katherine A. Anderson                              Director, Senior Vice President and Chief Risk Officer
Thomas J. Diemer                                   Director, Executive Vice President and Chief Financial Officer
Elias F. Habayeb(2)                                Director
Deborah A. Gero(3)                                 Director, Senior Vice President and Chief Investment Officer
Michael P. Harwood                                 Director, Senior Vice President, Chief Actuary and Corporate
                                                   Illustration Actuary
Stephen A. Maginn(1)                               Director, Senior Vice President and Chief Distribution Officer
Robert J. Scheinerman                              President, Group Retirement
Glenn R. Harris                                    Executive Vice President
Charles S. Shamieh(2)                              Executive Vice President, Head of Legacy Portfolio
Eric S. Levy                                       Executive Vice President
Don W. Cummings(2)                                 Senior Vice President and Controller
Kevin K. DePeugh (5)                               Senior Vice President and Chief Information Security Officer
William C. Kolbert(5)                              Senior Vice President and Business Information Officer
Kyle L. Jennings                                   Senior Vice President and Chief Compliance Officer
Sabyasachi Ray(3)                                  Senior Vice President and Chief Operations Officer
Christine A. Nixon(1)                              Senior Vice President and General Counsel
Kara R. Boling                                     Senior Vice President, Operations
Yoav Tamir(1)                                      Senior Vice President, Market Risk Management
Craig A. Anderson                                  Senior Vice President and Life Controller
Timothy L. Gladura                                 Vice President
Julie Cotton Hearne                                Vice President and Secretary
Manda Ghaferi(1)                                   Vice President
Christina M. Haley (1)                             Vice President, Product Filing
Mary M. Newitt (1)                                 Vice President, Product Filing
Tracey E. Harris                                   Vice President, Product Filing
Frank Kophamel                                     Vice President and Appointed Actuary
Mallary L. Reznik(1)                               Vice President and Assistant Secretary
Michael J. Kirincic (4)                            Vice President and Tax Officer
T. Clay Spires                                     Vice President and Tax Officer
Daniel R. Cricks                                   Vice President and Tax Officer
Stephen G. Lunanuova (4)                           Vice President and Tax Officer
Barbara J. Moore                                   Vice President and Tax Officer
Justin J.W. Caulfield(2)                           Vice President and Treasurer
Michelle D. Campion(3)                             Vice President
Jeffrey S. Flinn                                   Vice President
Jennifer N. Miller(3)                              Vice President
Melissa H. Cozart                                  Privacy Officer
Amanda K. Ouslander                                Anti-Money Laundering and Economic Sanctions Compliance Officer
Lisa K. Gerhart                                    Vice President and Assistant Life Controller
Jennifer A. Roth(1)                                Vice President, 38a-1 Compliance Officer
Rosemary Foster                                    Assistant Secretary
Virginia N. Puzon(1)                               Assistant Secretary
Laszlo Kulin(4)                                    Investment Tax Officer
Alireza Vaseghi(4)                                 Managing Director and Chief Operating Officer, Institutional
                                                   Markets


--------
(1)   21650 Oxnard Street, Woodland Hills, CA 91367

(2)   175 Water Street, New York, NY 10038

(3)   777 S. Figueroa Street, Los Angeles, CA 90017

(4)   80 Pine Street, New York, NY 10005

(5)   50 Danbury Road, Wilton, CT 06897

(6)   2000 American General Way, Brentwood, TN 37027


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Registrant is a separate account of The Variable Annuity Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0000005272-18-000022, filed on February 16, 2018. Exhibit 21 is incorporated herein by reference.



ITEM 27.  NUMBER OF CONTRACTS OWNERS


As of February 28, 2018:




                                 QUALIFIED    QUALIFIED    NON-QUALIFIED   NON-QUALIFIED
                                   GROUPS    INDIVIDUALS       GROUPS       INDIVIDUALS
                                ----------- ------------- --------------- --------------
  Portfolio Director...........     6,643       31,753*           558          1,264
  Portfolio Director 2.........    93,462       74,712**       15,548          7,804
  Portfolio Director Plus......   283,893      146,855         68,931         14,797


--------
* This amount represents the sum of Portfolio Director & Portfolio Director Advantage (UIT-194 + UIT-PDA)

** This amount represents the sum of Portfolio Director 2 & Portfolio Director 2 Advantage (UIT-PD2 + UIT-PD2A)


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.


ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG Capital Services, Inc. acts as distributor for the following investment companies:

     AMERICAN GENERAL LIFE INSURANCE COMPANY
     Variable Separate Account
     Variable Annuity Account One
     Variable Annuity Account Two
     Variable Annuity Account Four
     Variable Annuity Account Five
     Variable Annuity Account Seven
     Variable Annuity Account Nine
     Separate Account A
     Separate Account D
     Separate Account I
     Separate Account II
     Separate Account VA-1
     Separate Account VA-2
     Separate Account VL-R
     Separate Account VUL
     Separate Account VUL-2
     AG Separate Account A


     THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK FS Variable Separate Account
     FS Variable Annuity Account One
     FS Variable Annuity Account Two
     FS Variable Annuity Account Five
     Separate Account USL VA-R
     Separate Account USL VL-R
     Separate Account USL A
     Separate Account USL B


     THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
     Separate Account A

(b)  Directors, Officers and principal place of business:



OFFICER/DIRECTORS*                                           POSITION
------------------------------ -------------------------------------------------------------------
   Peter A. Harbeck(1)         Director
   Stephen A. Maginn           Director, Senior Vice President
   James T. Nichols(1)         Director, President and Chief Executive Officer
   Frank Curran(1)             Chief Financial Officer, Chief Operation Officer, Controller, Vice
                               President and Treasurer
   Michael E. Treske           Chief Distribution Officer, Mutual Funds and Variable Annuities
   Rebecca Snider(2)           Chief Compliance Officer
   John T. Genoy(1)            Vice President
   Mallary L. Reznik           Vice President
   T. Clay Spires(2)           Vice President, Tax Officer
   Christine A. Nixon          Secretary
   Julie A. Cotton Hearne(2)   Assistant Secretary
   Rosemary Foster(2)          Assistant Secretary
   Virginia N. Puzon           Assistant Secretary


     --------
      * Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.

     (1) Principal business address is Harborside 5, 185 Hudson Street, Jersey City, NJ 07311.

     (2)   Principal business address 2919 Allen Parkway, Houston, TX 77019.

(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The Variable Annuity Life Insurance Company at its principal executive office located at 2929 Allen Parkway, Houston, Texas 77019.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.


ITEM 32.  UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

   1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

   2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

   3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c. Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

   (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

   (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

   (3) Instruct sales representatives who solicit participants to purchase the contract specifically to being the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

   (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his contract value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

   (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

   (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

   (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the Division to the attention of the eligible employees;

   (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the Division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her contract values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 26th day of April, 2018.



                                       THE VARIABLE ANNUITY LIFE INSURANCE
                                       COMPANY SEPARATE ACCOUNT A
                                       (Registrant)


                                       BY: THE VARIABLE ANNUITY LIFE INSURANCE
                                       COMPANY
                                          (On behalf of the Registrant and
                                       itself)



                                       BY: /s/  CRAIG A. ANDERSON

                                          -------------------------------------

                                          CRAIG A. ANDERSON

                                          SENIOR VICE PRESIDENT AND LIFE
CONTROLLER

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.



            SIGNATURE                                        TITLE                                 DATE
---------------------------------   ------------------------------------------------------   ---------------
*KEVIN T. HOGAN                          Director, Chairman of the Board and President       April 26, 2018
------------------------------
KEVIN T. HOGAN

*KATHERINE A. ANDERSON                  Director, Senior Vice President and Chief Risk       April 26, 2018
------------------------------                              Officer
KATHERINE A. ANDERSON

*THOMAS J. DIEMER                        Director, Executive Vice President and Chief        April 26, 2018
------------------------------                         Financial Officer
THOMAS J. DIEMER

*DEBORAH A. GERO                     Director, Senior Vice President and Chief Investment    April 26, 2018
------------------------------                              Officer
DEBORAH A. GERO

*JANA W. GREER                               Director and Chief Executive Officer            April 26, 2018
------------------------------
JANA W. GREER

*ELIAS F. HABAYEB                                          Director                          April 26, 2018
------------------------------
ELIAS F. HABAYEB

*MICHAEL P. HARWOOD                   Director, Senior Vice President, Chief Actuary and     April 26, 2018
------------------------------                  Corporate Illustration Actuary
MICHAEL P. HARWOOD

*STEPHEN A. MAGINN                         Director, Senior Vice President and Chief         April 26, 2018
------------------------------                       Distribution Officer
STEPHEN A. MAGINN

*DON W. CUMMINGS                             Senior Vice President and Controller            April 26, 2018
------------------------------
DON W. CUMMINGS

/s/  CRAIG A. ANDERSON                     Senior Vice President and Life Controller         April 26, 2018
------------------------------
CRAIG A. ANDERSON

/s/  MANDA GHAFERI                                     Attorney-in-Fact                      April 26, 2018
------------------------------
*MANDA GHAFERI



                               INDEX OF EXHIBITS



   EXHIBIT NO.
-----------------
(8)(e)(i)(B)        Amendment to Participation Agreement among American Beacon Funds, American Beacon Advisors, Inc.
                    and The Variable Annuity Life Insurance Company, effective December 15, 2017.
  (8)(e)(ii)(B)     Amendment to Administrative Services Agreement among American Beacon Funds, American Beacon
                    Advisors, Inc. and The Variable Annuity Life Insurance Company, effective December 15, 2017.
(10)                Consent of Independent Registered Public Accounting Firm -- PricewaterhouseCoopers LLP
(14)(A)             Power of Attorney -- The Variable Annuity Life Insurance Company